UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07332 and 811-08162

Name of Fund: BlackRock Funds III

BlackRock ACWI ex-US Index Fund

BlackRock Bond Index Fund

BlackRock Cash Funds: Institutional

BlackRock Cash Funds: Prime

BlackRock Cash Funds: Government

BlackRock Cash Funds: Treasury

BlackRock CoreAlpha Bond Fund

LifePath® Retirement Portfolio

LifePath® 2020 Portfolio®

LifePath® 2025 Portfolio

LifePath® 2030 Portfolio®

LifePath® 2035 Portfolio

LifePath® 2040 Portfolio®

LifePath® 2045 Portfolio

LifePath® 2050 Portfolio

LifePath® 2055 Portfolio

LifePath® Index Retirement Portfolio

LifePath® Index 2020 Portfolio

LifePath® Index 2025 Portfolio

LifePath® Index 2030 Portfolio

LifePath® Index 2035 Portfolio

LifePath® Index 2040 Portfolio

LifePath® Index 2045 Portfolio

LifePath® Index 2050 Portfolio

LifePath® Index 2055 Portfolio

BlackRock Russell 1000® Index Fund

BlackRock S&P 500 Stock Fund

Master Investment Portfolio

Active Stock Master Portfolio

ACWI ex-US Index Master Portfolio

Bond Index Master Portfolio

CoreAlpha Bond Master Portfolio

LifePath® Retirement Master Portfolio

LifePath® 2020 Master Portfolio®

LifePath® 2025 Master Portfolio

LifePath® 2030 Master Portfolio®

LifePath® 2035 Master Portfolio

LifePath® 2040 Master Portfolio®

LifePath® 2045 Master Portfolio

LifePath® 2050 Master Portfolio

LifePath® 2055 Master Portfolio

LifePath® Index Retirement Master Portfolio

LifePath® Index 2020 Master Portfolio

LifePath® Index 2025 Master Portfolio

LifePath® Index 2030 Master Portfolio

LifePath® Index 2035 Master Portfolio

LifePath® Index 2040 Master Portfolio

LifePath® Index 2045 Master Portfolio

LifePath® Index 2050 Master Portfolio

LifePath® Index 2055 Master Portfolio

Government Money Market Master Portfolio

Money Market Master Portfolio

Prime Money Market Master Portfolio

Russell 1000® Index Master Portfolio

S&P 500 Stock Master Portfolio

Treasury Money Market Master Portfolio

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds III and Master Investment Portfolio, 55 East 52nd Street, New York, NY 10055

Registrants’ telephone number, including area code: (800) 537-4942

Date of fiscal year end: 12/31/2013

Date of reporting period: 06/30/2013

Item 1 –	Report to Stockholders

2

JUNE 30, 2013

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock ACWI ex-US Index Fund  |  of BlackRock Funds III

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	BLACKROCK ACWI ex-US INDEX FUND	JUNE 30, 2013

Dear Shareholder

One year ago, risk assets (such as equities) were on the rise as weakening global economic data spurred increasing optimism that the world’s largest central banks would intervene to stimulate growth. This theme, along with the European Central Bank’s (“ECB’s”) firm commitment to preserve the euro currency bloc, drove most asset classes higher through the summer of 2012. The much-anticipated monetary stimulus ultimately came in September when the ECB and the US Federal Reserve announced their plans for increasing global liquidity.

Although financial markets worldwide were buoyed by these aggressive policy actions, risk assets weakened later in the fall of 2012. Global trade slowed as many European countries fell into recession and growth continued to decelerate in China. In the United States, stocks slid on lackluster corporate earnings, and volatility rose in advance of the US Presidential election. In the post-election environment, investors became increasingly concerned about the “fiscal cliff” of tax increases and spending cuts that had been scheduled to take effect at the beginning of 2013. High levels of global market volatility persisted through year-end due to fears that bipartisan gridlock would preclude a timely resolution, putting the US economy at high risk for recession. As 2013 began, the worst of the fiscal cliff was averted with a last-minute tax deal.

Investors shook off the nerve-wracking finale to 2012 and the New Year started with a powerful relief rally. Money that had been pulled to the sidelines amid year-end tax-rate uncertainty poured back into the markets in January. Key indicators signaling modest but broad-based improvements in the world’s major economies underpinned the rally. Underlying this aura of comfort was the absence of negative headlines from Europe. Global equities surged, while rising US Treasury yields pressured high quality fixed income assets. (Bond prices move inversely with yields.)

However, February brought a slowdown in global economic momentum and investors toned down their risk appetite. In the months that followed, US equities outperformed international markets, as the US economic recovery showed greater stability compared to most other regions. Slow, but positive growth in the United States was sufficient to support corporate earnings, while uncomfortably high unemployment reinforced investors’ expectations that the US Federal Reserve would keep interest rates low. US equities moved higher through the spring, with major indices notching a string of all-time highs until finally peaking in late May. Markets abruptly reversed course on May 22 when the US Federal Reserve hinted at a gradual pull-back on monetary policy accommodation. Volatility picked up considerably after this announcement and risk assets broadly slid through the remainder of the period.

Volatility has been higher in financial markets outside the United States in 2013. International equities weakened in the middle of the first quarter when political instability in Italy and a severe banking crisis in Cyprus reminded investors that the eurozone was still vulnerable to a number of macro risks. A poor outlook for European economies already mired in recession further dampened sentiment. Emerging markets significantly lagged the rest of the world as growth in these economies (particularly China and Brazil) fell short of expectations.

Despite recent weakness, most risk asset classes generated positive returns for the 6- and 12-month periods ended June 30, 2013, while high quality fixed income assets posted modestly negative results. US equities were particularly strong. International equities also performed well, although rising uncertainty in Europe resulted in less impressive gains for the last six months. Emerging markets were especially hurt by slowing growth and concerns about a shrinking global money supply. US Treasury yields remained low from a historical perspective, but were highly volatile and rose sharply in the final two months of the period amid concerns about monetary policy tightening. In this volatile rate environment, US Treasury and investment grade corporate bond prices declined. Returns on high yield and tax-exempt municipal bonds, which had benefited from supportive market conditions during most of the period, were also weighed down by the recent spike in rates. Short-term interest rates, however, remained near zero, keeping yields on money market securities near historical lows.

Market conditions remain volatile, and investors still face a number of uncertainties in the current environment. At BlackRock, we believe investors need to think globally and extend their scope across a broader array of asset classes in a portfolio that moves freely as market conditions change over time. We encourage you to talk with your financial advisor and visit www.blackrock.com for further insight about investing in today’s world.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

“Despite recent weakness, most risk asset classes generated positive returns for the 6- and 12-month periods ended June 30, 2013, while high quality fixed income assets posted modestly negative results.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of June 30, 2013
	6-month	12-month
US large cap equities (S&P 500® Index)	13.82%	20.60%
US small cap equities (Russell 2000® Index)	15.86	24.21
International equities (MSCI Europe, Australasia, Far East Index)	4.10	18.62
Emerging market equities (MSCI Emerging Markets Index)	(9.57)	2.87
3-month Treasury bill (BofA Merrill Lynch 3-Month US Treasury Bill Index)	0.04	0.11
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	(4.88)	(4.21)
US investment grade bonds (Barclays US Aggregate Bond Index)	(2.44)	(0.69)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	(2.55)	0.51
US high yield bonds (Barclays US Corporate High Yield 2% Issuer Capped Index)	1.42	9.49
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of June 30, 2013

Investment Objective

BlackRock ACWI ex-US Index Fund’s (the “Fund”), investment objective is to match the performance of the MSCI All Country World ex-US Index (the “MSCI ACWI ex-US Index”) in US dollars with net dividends as closely as possible before the deduction of Fund expenses.

Portfolio Management Commentary

How did the Fund perform?

•

For the six months ended June 30, 2013, the Fund’s Institutional Shares returned (1.08)%, Investor A Shares returned (1.33)% and Class K Shares returned (1.16)%. The benchmark MSCI ACWI ex-US Index returned (0.04)% for the same period.

•

Returns for the Fund’s respective share classes differ from the benchmark index based on individual share-class expenses. The Fund invests all of its assets in the ACWI ex-US Index Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio.

Describe the market environment.

•

Risk markets globally began 2013 with a powerful relief rally after the United States averted the worst of its fiscal cliff situation with a last minute tax deal struck on New Year’s Day. The rally stalled in February, however, as economic momentum slowed and investors weighed the global impact of the inevitable US government spending cuts. Later in the first quarter, financial markets were rattled by a stalemate presidential election in Italy and a severe banking crisis in Cyprus, reminding investors that Europe was still quite vulnerable to political instability and its debt and banking problems were far from resolved.

•

International equities persevered through these flare-ups in the eurozone as investors’ risk appetite was largely supported by the continuation of accommodative monetary policy from the world’s largest central banks. As the year progressed, the markets became increasingly dominated by speculation around the future direction of monetary policy in response to signals from central banks, particularly the US Federal Reserve. Equities broadly advanced as increased global liquidity kept interest rates low and investors turned to riskier asset classes in search of yield. Sluggish global growth, ironically, was conducive to positive equity market performance. Although disappointing economic reports caused financial market volatility to rise, the weak data also afforded investors some comfort that major central banks would continue to maintain their accommodative stance.

•

However, after peaking in late May, international markets recoiled in response to comments from the US Federal Reserve, hinting that a change in its policy stance was on the horizon. Volatility picked up considerably and equities broadly declined through the remainder of the period due to concerns about the potential impact tighter US monetary policy would have on financial markets and global growth.

•

While rhetoric from the US Federal Reserve about tapering its bond-buying stimulus program was the catalyst for the sell-off in equity markets, indicators that global growth was continuing to slow (with the exception of Japan) was another source of investor anxiety. The US recovery showed signs of weakening and European countries already mired in recession saw economic conditions worsen. Slowing growth in emerging countries, particularly China and Brazil, dimmed the outlook for the entire global economy.

Describe recent portfolio activity.

•

During the period, as changes were made to the composition of the MSCI ACWI ex-US Index, the Master Portfolio purchased and sold securities to maintain its objective of replicating the risks and return of the benchmark index.

Describe portfolio positioning at period end.

•	The Master Portfolio remains positioned to match the risk characteristics of its benchmark index, irrespective of the market’s future direction.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	BLACKROCK ACWI ex-US INDEX FUND	JUNE 30, 2013

Total Return Based on a $10,000 Investment

[1]	Assuming transaction costs and other operating expense, including administration fees, if any.

[2]

The Fund invests all of its assets in the Master Portfolio. The Master Portfolio invests primarily in a non-diversified portfolio of equity securities of companies located in developed and emerging market countries excluding the United States.

[3]	The Index is a free float-adjusted market capitalization index designed to measure the combined equity market performance of developed and emerging market countries, excluding the United States.

[4]	Commencement of operations.

Performance Summary for the Period Ended June 30, 2013

	6-Month	Average Annual Total Returns
	Total Returns	1 Year	Since Inception[5]
Institutional	(1.08)%	12.12%	(2.77)%
Investor A	(1.33)	11.82	(3.05)
Class K	(1.16)	14.69	(1.71)
MSCI ACWI ex-US Index	(0.04)	13.63	(1.47)

[5]	The Fund commenced operations on June 30, 2011.

See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[7]
	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During the Period[6]	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During the Period[6]	Annualized Expense Ratio
Institutional	$1,000.00	$989.20	$1.73	$1,000.00	$1,023.06	$1.76	0.35%
Investor A	$1,000.00	$986.70	$3.20	$1,000.00	$1,021.57	$3.26	0.65%
Class K	$1,000.00	$989.40	$1.73	$1,000.00	$1,023.06	$1.76	0.35%

[6]

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Because the Fund invests all of its assets in the Master Portfolio, the expense example reflects the net expenses of both the Fund and the Master Portfolio in which it invests.

[7]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 6 for further information on how expenses were calculated.

BLACKROCK ACWI ex-US INDEX FUND	JUNE 30, 2013	5

About Fund Performance

•	Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to eligible investors.

•	Investor A Shares are not subject to any sales charge and bear no ongoing distribution fee. These shares are subject to an ongoing service fee of 0.25% per year.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a share-

holder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance table on the preceeding page assume reinvestment of all dividends and distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The Fund’s administrator waived and/or reimbursed a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower. Dividends paid to each class of shares will vary because of the different levels of administration and distribution fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other Fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on January 1, 2013 and held through June 30, 2013) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled

“Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Master Portfolio may invest in various derivative financial instruments, including financial futures contracts and foreign currency exchange contracts, as specified in Note 4 of the Master Portfolio’s Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market, equity or foreign currency exchange rate risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Master Portfolio’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require the Master Portfolio to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Master Portfolio can realize on an investment, may result in lower dividends paid to shareholders or may cause the Master Portfolio to hold an investment that it might otherwise sell. The Master Portfolio’s investments in these instruments are discussed in detail in the Master Portfolio’s Notes to Financial Statements.

6	BLACKROCK ACWI ex-US INDEX FUND	JUNE 30, 2013

Statement of Assets and Liabilities	BlackRock ACWI ex-US Index Fund

June 30, 2013 (Unaudited)

Assets
Investments at value — Master Portfolio (cost — $2,885,023)	$9,506,234
Capital shares sold receivable	1,668
Receivable from administrator	6,142
Withdrawals receivable from the Master Portfolio	6,798
Prepaid expenses	40,740

Total assets	9,561,582

Liabilities
Capital shares redeemed payable	8,466
Income dividends payable	768
Registration fees payable	6,767
Printing fees payable	3,371
Transfer agent fees payable	2,152
Service fees payable	9
Professional fees payable	45,715
Other accrued expenses payable	1,231

Total liabilities	68,479

Net Assets	$9,493,103

Net Assets Consist of
Paid-in capital	$6,712,395
Distributions in excess of net investment income	(63,948)
Accumulated net realized loss allocated from the Master Portfolio	(3,776,555)
Net unrealized appreciation/depreciation allocated from the Master Portfolio	6,621,211

Net Assets	$9,493,103

Net Asset Value
Institutional — Based on net assets of $9,395,060 and 1,065,179 shares outstanding, unlimited number of shares authorized, no par value	$8.82

Investor A — Based on net assets of $44,351 and 5,032 shares outstanding, unlimited number of shares authorized, no par value	$8.81

Class K — Based on net assets of $53,692 and 5,949 shares outstanding, unlimited number of shares authorized, no par value	$9.02

See Notes to Financial Statements.

BLACKROCK ACWI ex-US INDEX FUND	JUNE 30, 2013	7

Statement of Operations	BlackRock ACWI ex-US Index Fund

Six Months Ended June 30, 2013 (Unaudited)

Investment Income
Net investment income allocated from the Master Portfolio:
Dividends — unaffiliated	$198,987
Foreign taxes withheld	(29,001)
Dividends — affiliated	572
Income — affiliated	238
Securities lending — affiliated — net	57
Expenses	(13,171)
Fees waived	650

Total income	158,332

Fund Expenses
Administration	4,879
Service — Investor A	53
Registration	8,436
Transfer agent — Institutional	502
Transfer agent — Investor A	78
Transfer agent — Class K	53
Professional	27,637
Printing	7,965
Miscellaneous	4,437

Total expenses	54,040
Less administration fees waived	(4,879)
Less transfer agent fees waived — Institutional	(3)
Less transfer agent fees waived — Investor A	(18)
Less transfer agent fees waived — Class K	(22)
Less transfer agent fees reimbursed — Institutional	(34)
Less transfer agent fees reimbursed — Investor A	(49)
Less transfer agent fees reimbursed — Class K	(31)
Less fees reimbursed by administrator	(44,159)

Total expenses after fees waived and reimbursed	4,845

Net investment income	153,487

Realized and Unrealized Gain (Loss) Allocated from the Master Portfolio
Net realized gain from investments, financial futures contracts and foreign currency transactions	147,077
Net change in unrealized appreciation/depreciation on investments, financial futures contracts and foreign currency translations	(402,296)

Total realized and unrealized loss	(255,219)

Net Decrease in Net Assets Resulting from Operations	$(101,732)

See Notes to Financial Statements.

8	BLACKROCK ACWI ex-US INDEX FUND	JUNE 30, 2013

Statements of Changes in Net Assets	BlackRock ACWI ex-US Index Fund

Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012

Operations
Net investment income	$153,487	$906,395
Net realized gain (loss)	147,077	(3,693,070)
Net change in unrealized appreciation/depreciation	(402,296)	10,461,710

Net increase (decrease) in net assets resulting from operations	(101,732)	7,675,035

Dividends and Distributions to Shareholders From
Net investment income:
Institutional	(150,619)	(767,437)[1]
Investor A	(634)	(1,501)[1]
Class K	(851)	(182,164)[1]
Tax return of capital:
Institutional	—	(175)[1]
Class K	—	(42)[1]

Decrease in net assets resulting from dividends and distributions to shareholders	(152,104)	(951,319)[1]

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	55,426	(13,322,040)

Net Assets
Total decrease in net assets	(198,410)	(6,598,324)
Beginning of period	9,691,513	16,289,837

End of period	$9,493,103	$9,691,513

Distributions in excess of net investment income	$(63,948)	$(65,331)

[1]	Dividends and distributions are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK ACWI ex-US INDEX FUND	JUNE 30, 2013	9

Financial Highlights	BlackRock ACWI ex-US Index Fund

	Institutional
	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012		Period June 30, 2011[1] to December 31, 2011

Per Share Operating Performance
Net asset value, beginning of period	$9.06	$8.13		$10.00

Net investment income[2]	0.15	0.17		0.08
Net realized and unrealized gain (loss)	(0.25)	1.16		(1.89)

Net increase (decrease) from investment operations	(0.10)	1.33		(1.81)

Dividends and distributions from:
Net investment income	(0.14)	(0.40)[3]		(0.04)[3]
Tax return of capital	—	(0.00)[3,4]		(0.02)[3]

Total dividends and distributions	(0.14)	(0.40)		(0.06)

Net asset value, end of period	$8.82	$9.06		$8.13

Total Investment Return[5]
Based on net asset value	(1.08)%[6]	16.61%		(18.05)%[6]

Ratios to Average Net Assets[7]
Total expenses	1.37% [8,9]	0.75%	[10]	2.04% [8,11,12]

Total expenses after fees waived	0.35% [8,9]	0.34%	[10]	0.37% [8,11]

Net investment income	3.15% [8,9]	1.95%	[10]	1.78% [8,11]

Supplemental Data
Net assets, end of period (000)	$9,395	$9,602		$46

Portfolio turnover of the Master Portfolio	1%	42%		4%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Amount is greater than ($0.005) per share.

[5]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.

[7]	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.

[8]	Annualized.

[9]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.01%.

[10]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.08%.

[11]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 1.14%.

[12]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 2.08%.

See Notes to Financial Statements.

10	BLACKROCK ACWI ex-US INDEX FUND	JUNE 30, 2013

Financial Highlights (continued)	BlackRock ACWI ex-US Index Fund

	Investor A
	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012		Period June 30, 2011[1] to December 31, 2011

Per Share Operating Performance
Net asset value, beginning of period	$9.06	$8.13		$10.00

Net investment income[2]	0.13	0.19		0.08
Net realized and unrealized gain (loss)	(0.25)	1.12		(1.89)

Net increase (decrease) from investment operations	(0.12)	1.31		(1.81)

Dividends and distributions from:
Net investment income	(0.13)	(0.38)[3]		(0.04)[3]
Tax return of capital	—	(0.00)[3,4]		(0.02)[3]

Total dividends and distributions	(0.13)	(0.38)		(0.06)

Net asset value, end of period	$8.81	$9.06		$8.13

Total Investment Return[5]
Based on net asset value	(1.33)%[6]	16.31%		(18.11)%[6]

Ratios to Average Net Assets[7]
Total expenses	1.97% [8,9]	1.88%	[10]	2.30% [8,11,12]

Total expenses after fees waived	0.65% [8,9]	0.63%	[10]	0.62% [8,11]

Net investment income	2.92% [8,9]	2.18%	[10]	1.74% [8,11]

Supplemental Data
Net assets, end of period (000)	$44	$39		$20

Portfolio turnover of the Master Portfolio	1%	42%		4%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Amount is greater than ($0.005) per share.

[5]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.

[7]	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.

[8]	Annualized.

[9]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.01%.

[10]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.16%.

[11]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 1.14%.

[12]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 2.36%.

See Notes to Financial Statements.

BLACKROCK ACWI ex-US INDEX FUND	JUNE 30, 2013	11

Financial Highlights (concluded)	BlackRock ACWI ex-US Index Fund

	Class K
	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012		Period June 30, 2011[1] to December 31, 2011

Per Share Operating Performance
Net asset value, beginning of period	$9.27	$8.13		$10.00

Net investment income[2]	0.15	0.28		0.09
Net realized and unrealized gain (loss)	(0.26)	1.27		(1.90)

Net increase (decrease) from investment operations	(0.11)	1.55		(1.81)

Dividends and distributions from:
Net investment income	(0.14)	(0.41)[3]		(0.04)[3]
Tax return of capital	—	(0.00)[3,4]		(0.02)[3]

Total dividends and distributions	(0.14)	(0.41)		(0.06)

Net asset value, end of period	$9.02	$9.27		$8.13

Total Investment Return[5]
Based on net asset value	(1.16)%[6]	19.25%		(18.04)%[6]

Ratios to Average Net Assets[7]
Total expenses	1.55% [8,9]	1.80%	[10]	1.73% [8,11,12]

Total expenses after fees waived	0.35% [8,9]	0.33%	[10]	0.32% [8,11]

Net investment income	3.21% [8,9]	3.31%	[10]	2.03% [8,11]

Supplemental Data
Net assets, end of period (000)	$54	$50		$16,224

Portfolio turnover of the Master Portfolio	1%	42%		4%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Amount is greater than ($0.005) per share.

[5]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.

[7]	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.

[8]	Annualized.

[9]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.01%.

[10]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.29%.

[11]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 1.14%.

[12]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 1.79%.

See Notes to Financial Statements.

12	BLACKROCK ACWI ex-US INDEX FUND	JUNE 30, 2013

Notes to Financial Statements (Unaudited)	BlackRock ACWI ex-US Index Fund

1. Organization:

BlackRock ACWI ex-US Index Fund (the “Fund”), a series of BlackRock Funds III (the “Trust”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, open-end management investment company. The Trust is organized as a Delaware statutory trust. The Fund seeks to achieve its investment objective by investing substantially all of its assets in ACWI ex-US Index Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio (“MIP”), an affiliate of the Fund, which has the same investment objective and strategies as the Fund. The value of the Fund’s investment in the Master Portfolio reflects the Fund’s proportionate interest in the net assets of the Master Portfolio. The performance of the Fund is directly affected by the performance of the Master Portfolio. The percentage of the Master Portfolio owned by the Fund at June 30, 2013 was 1.48%. The financial statements of the Master Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements. The Fund offers multiple classes of shares. Institutional and Class K Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are sold without a sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A Shares bear certain expenses related to the shareholder servicing of such shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing expenditures.

2. Significant Accounting Policies:

The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund:

Valuation: US GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund’s policy is to fair value its financial instruments at market value. The Fund records its investment in the Master Portfolio at fair value based on the Fund’s proportionate interest in the net assets of the Master Portfolio. Valuation of securities held by the Master Portfolio is discussed in Note 2 of the Master Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

Investment Transactions and Investment Income: For financial reporting purposes, contributions to and withdrawals from the Master Portfolio are accounted on a trade date basis. The Fund records daily its proportionate share of the Master Portfolio’s income, expenses and realized and unrealized gains and losses. Realized and unrealized gains and losses are adjusted utilizing partnership tax allocation rules. In addition, the Fund accrues its own expenses. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. The portion of distributions that exceeds the Fund’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. Distributions in excess of the Fund’s taxable income and net capital gains, but not in excess of the Fund’s earnings and profits, will be taxable to shareholders as ordinary income and will not constitute a nontaxable return of capital. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for the year ended December 31, 2012 and period ended December 31, 2011. The statue of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses pro rated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

3. Administration Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Trust, on behalf of the Fund, entered into an Administration Agreement with BlackRock Advisors, LLC (“BAL”), an indirect, wholly owned subsidiary of BlackRock, to provide administrative services (other than investment advice and related portfolio activities). For such services, the Fund pays BAL a monthly fee at an annual rate of 0.10% of the average daily value of the Fund’s net assets. The Fund does not pay an investment advisory fee or investment management fee.

BLACKROCK ACWI ex-US INDEX FUND	JUNE 30, 2013	13

Notes to Financial Statements (continued)	BlackRock ACWI ex-US Index Fund

BlackRock Fund Advisors (“BFA”), the investment advisor for the Master Portfolio and BAL, contractually agreed to waive and/or reimburse fees or expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business, in order to limit expenses. The expense limitation as a percentage of average daily net assets is as follows: 0.40% for Institutional shares, 0.65% for Investor A shares and 0.35% for Class K shares. BFA and BAL have agreed not to reduce or discontinue this contractual waiver or reimbursement prior to May 1, 2014, unless approved by the Trust’s Board of Trustees, including a majority of the independent trustees. These amounts are shown as or included in administration fees waived, transfer agent fees waived — class specific, transfer agent fees reimbursed — class specific and fees reimbursed by administrator.

If during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal periods received a waiver or reimbursement from BFA or BAL, as applicable, are less than the expense limit for that share class, the share class is required to repay BFA or BAL, as applicable, up to the lesser of (a) the amount of fees waived or expenses reimbursed during the prior two fiscal periods under the agreement and (b) the amount by which the expense limit for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that: (1) the Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year and (2) BFA or BAL or an affiliate serves as the Fund’s investment advisor or administrator. In the event the expense limit for a share class is changed subsequent to a fiscal year in which BFA or BAL, as applicable, becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse BFA or BAL, as applicable, shall be calculated by reference to the expense limit for that share class in effect at the time BFA or BAL became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

For the six months ended June 30, 2013, BAL did not recoup any Fund level or class specific waivers and/or reimbursements previously recorded by the Fund.

On June 30, 2013, the Fund level and class specific waiver and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring December 31,
	2013	2014		2015
	BTC	BTC	BAL	BAL
Fund level	$118,427	$146,981	$110,878	$49,038
Institutional	—	$9	$375	$37
Investor A	$31	$19	$19	$67
Class K	$1,388	$799	$20	$53

The Trust, on behalf of the Fund, entered into a Distribution Agreement and Investor A Shares Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of BlackRock. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service fees with respect to Investor A Shares. The fees are accrued daily and paid monthly at an annual rate of 0.25% based upon the average daily net assets of the Investor A Shares.

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing to the Fund. The ongoing service fee compensates BRIL and each broker-dealer for providing shareholder servicing related services to Investor A shareholders.

BAL maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the six months ended June 30, 2013, the Fund reimbursed BAL the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	$175
Investor A	$18
Class K	$22

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Administrator for a portion of the compensation paid to the Trust’s Chief Compliance Officer.

4. Income Tax Information:

As of December 31, 2012, the Fund had a capital loss carryforward of $2,253,335 available to offset future realized capital gains. The capital loss carryforward has no expiration date.

14	BLACKROCK ACWI ex-US INDEX FUND	JUNE 30, 2013

Notes to Financial Statements (concluded)	BlackRock ACWI ex-US Index Fund

5. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended June 30, 2013		Year Ended December 31, 2012
	Shares	Amount	Shares	Amount
Institutional
Shares sold	36,020	$328,889	9,459,692	$77,458,398
Shares issued to shareholders in reinvestment of dividends and distributions	16,788	150,260	87,727	766,601
Shares redeemed	(46,904)	(435,238)	(8,493,801)	(75,581,211)

Net increase	5,904	$43,911	1,053,618	$2,643,788

Investor A
Shares sold	796	$7,399	1,873	$15,506
Shares issued to shareholders in reinvestment of dividends and distributions	34	307	62	548
Shares redeemed	(140)	(1,308)	(93)	(797)

Net increase	690	$6,398	1,842	$15,257

Class K
Shares sold	495	$4,721	2,170	$17,451
Shares issued to shareholders in reinvestment of dividends and distributions	43	396	76	689
Shares redeemed	—	—	(1,991,835)	(15,999,225)

Net increase (decrease)	538	$5,117	(1,989,589)	$(15,981,085)

Total Net Increase (Decrease)	7,132	$55,426	(934,129)	$(13,322,040)

At June 30, 2013, shares owned by affiliates were as follows:

Shares
Institutional	2,500
Investor A	2,500
Class K	3,165

6. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK ACWI ex-US INDEX FUND	JUNE 30, 2013	15

Master Portfolio Information	ACWI ex-US Index Master Portfolio

As of June 30, 2013

Ten Largest Holdings	Percent of Long-Term Investments

iShares India 50 ETF	1%
Nestle SA, Registered Shares	1
HSBC Holdings Plc	1
Roche Holding AG	1
Toyota Motor Corp.	1
Novartis AG, Registered Shares	1
Vodafone Group Plc	1
BP Plc	1
Samsung Electronics Co. Ltd.	1
Sanofi	1

Geographic Allocation	Percent of Long-Term Investments

Japan	16%
United Kingdom	15
Canada	7
Switzerland	7
France	6
Germany	6
Australia	6
China	4
South Korea	3
Taiwan	3
Brazil	2
Hong Kong	2
Sweden	2
Netherlands	2
Spain	2
South Africa	2
Other[1]	15

[1]

Other includes a 1% or less holding in each of the following countries: India, Italy, Russia, Mexico, Singapore, Malaysia, Belgium, Denmark, Indonesia, Thailand, Norway, Finland, Turkey, Chile, Israel, Poland, Colombia, Ireland, Philippines, Austria, Portugal, Peru, New Zealand, Egypt, Hungary, Czech Republic, Greece and Morocco.

16	BLACKROCK ACWI ex-US INDEX FUND	JUNE 30, 2013

Schedule of Investments June 30, 2013 (Unaudited)	ACWI ex-US Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Australia — 5.6%
AGL Energy Ltd.	20,108	$266,071
ALS Ltd.	13,220	115,084
Alumina Ltd. (a)	101,618	90,437
Amcor Ltd.	56,458	521,780
AMP Ltd.	127,567	493,353
APA Group	31,204	170,996
Asciano Ltd.	36,933	168,922
ASX Ltd.	7,466	225,143
Aurizon Holdings Ltd.	76,179	289,368
Australia & New Zealand Banking Group Ltd.	111,882	2,904,383
Bendigo and Adelaide Bank Ltd. (b)	14,784	135,566
BHP Billiton Ltd.	130,414	3,753,682
Boral Ltd.	28,948	110,765
Brambles Ltd.	72,181	614,846
Caltex Australia Ltd.	5,138	84,511
CFS Retail Property Trust	74,338	135,531
Coca-Cola Amatil Ltd.	21,900	253,735
Cochlear Ltd.	2,162	121,340
Commonwealth Bank of Australia	62,587	3,939,607
Computershare Ltd.	18,579	174,197
Crown Ltd.	15,221	167,795
CSL Ltd.	19,133	1,077,532
Dexus Property Group	185,454	180,854
Echo Entertainment Group Ltd. (b)	31,138	87,279
Federation Centres Ltd.	54,174	117,412
Flight Centre Ltd.	2,028	72,618
Fortescue Metals Group Ltd.	59,549	163,929
Goodman Group	65,251	290,104
GPT Group	64,787	227,488
Harvey Norman Holdings Ltd.	22,885	53,111
Iluka Resources Ltd.	15,721	141,679
Incitec Pivot Ltd.	61,883	161,122
Insurance Australia Group Ltd.	77,476	384,568
Leighton Holdings Ltd.	6,441	90,264
Lend Lease Group	20,831	158,821
Macquarie Group Ltd.	12,128	462,573
Metcash Ltd.	34,457	110,538
Mirvac Group	136,680	200,099
National Australia Bank Ltd.	91,921	2,486,458
Newcrest Mining Ltd.	28,693	264,870
Orica Ltd.	14,087	265,546
Origin Energy Ltd.	49,207	563,881
Qantas Airways Ltd. (a)	48,402	59,451
QBE Insurance Group Ltd.	45,374	628,225
Ramsay Health Care Ltd.	5,219	170,586
Rio Tinto Ltd.	18,061	865,579
Santos Ltd.	44,137	502,635
Seek Ltd.	12,061	99,838
Sonic Healthcare Ltd.	14,561	197,815

Common Stocks	Shares	Value
Australia (concluded)
SP AusNet	58,496	$62,759
Stockland	84,767	269,717
Suncorp Group Ltd.	49,175	534,093
Sydney Airport	8,404	25,932
Tabcorp Holdings Ltd.	26,023	72,472
Tatts Group Ltd.	50,117	144,772
Telstra Corp. Ltd.	164,127	713,537
Toll Holdings Ltd.	25,453	123,189
Transurban Group	52,245	322,641
Treasury Wine Estates Ltd.	25,322	134,554
Wesfarmers Ltd.	41,748	1,510,697
Westfield Group	79,742	835,188
Westfield Retail Trust	114,295	323,236
Westpac Banking Corp.	121,326	3,185,398
Whitehaven Coal Ltd.	23,315	49,054
Woodside Petroleum Ltd.	27,970	890,786
Woolworths Ltd.	51,607	1,545,972
WorleyParsons Ltd.	7,853	139,118

		35,705,102
Austria — 0.2%
Andritz AG	2,821	144,738
Erste Group Bank AG	9,187	244,868
IMMOFINANZ AG	37,488	139,886
OMV AG	5,665	255,554
Raiffeisen Bank International AG (b)	1,874	54,559
Telekom Austria AG	7,663	48,494
Verbund AG	2,542	48,213
Vienna Insurance Group AG	1,266	58,729
Voestalpine AG (b)	4,371	154,573

		1,149,614
Belgium — 0.8%
Ageas	8,574	300,848
Anheuser-Busch InBev NV	32,758	2,949,305
Belgacom SA	5,713	127,915
Colruyt SA (b)	2,854	150,174
Delhaize Group	3,827	236,594
Groupe Bruxelles Lambert SA	4,433	333,888
KBC Groep NV	8,752	326,269
Solvay SA	2,322	304,040
Telenet Group Holding NV	1,946	89,314
UCB SA	4,230	227,070
Umicore SA (b)	4,342	180,301

		5,225,718
Brazil — 2.4%
AES Tiete SA, Preference Shares	3,700	34,955
All America Latina Logistica SA	16,900	71,649
Anhanguera Educacional Participacoes SA	14,700	84,984

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedule of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:	ADR	American Depositary Receipts	GDR	Global Depositary Receipts	PLN	Polish New Zloty
	AUD	Australian Dollar	HKD	Hong Kong Dollar	SEK	Swedish Krona
	BRL	Brazilian Real	JPY	Japanese Yen	TRY	Turkish Lira
	CAD	Canadian Dollar	KRW	South Korean Won	TWD	New Taiwan Dollar
	CHF	Swiss Franc	MXN	Mexican Peso	SGD	Singapore Dollar
	DKK	Danish Krone	MYR	Malaysian Ringgit	USD	US Dollar
	EUR	Euro	NOK	Norwegian Krone	ZAR	South African Rand
	GBP	British Pound	NVDR	Non-Voting Depositary Receipts

See Notes to Financial Statements.

BLACKROCK ACWI ex-US INDEX FUND	JUNE 30, 2013	17

Schedule of Investments (continued)	ACWI ex-US Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Brazil (continued)
Arteris SA	4,200	$38,003
Banco Bradesco SA	22,930	314,455
Banco Bradesco SA, Preference Shares	85,790	1,107,290
Banco do Brasil SA	21,700	215,215
Banco do Estado do Rio Grande do Sul, Preference ‘B’ Shares	7,600	51,533
Banco Santander (Brasil) SA	34,900	211,932
BB Seguridade Participacoes SA (a)	22,100	174,316
BM&F Bovespa SA	86,400	478,591
BR Malls Participacoes SA	15,900	142,372
BR Properties SA	8,400	71,526
Bradespar SA, Preference Shares	7,900	71,517
Braskem SA, Preference ‘A’ Shares (a)	6,200	45,763
BRF — Brasil Foods SA	28,500	618,829
CCR SA	32,700	259,390
Centrais Eletricas Brasileiras SA	11,400	23,757
Centrais Eletricas Brasileiras SA, Preference ‘B’ Shares	7,500	29,343
CETIP SA — Mercados Organizados	7,604	77,834
Cielo SA	13,680	343,326
Companhia Brasileira de Distribuicao Grupo Pao de Acucar, Preference Shares	6,300	281,211
Companhia de Bebidas das Americas	4,900	181,344
Companhia de Bebidas das Americas, Preference Shares	28,900	1,081,734
Companhia de Saneamento Basico do Estado de Sao Paulo	13,200	136,712
Companhia de Saneamento de Minas Gerais-COPASA	1,900	30,654
Companhia Energetica de Minas Gerais, Preference Shares	21,023	187,585
Companhia Energetica de Sao Paulo, Preference ‘B’ Shares	6,700	58,942
Companhia Hering SA	5,000	70,137
Companhia Paranaense de Energia, Preference ‘B’ Shares	3,400	42,177
Companhia Siderurgica Nacional SA	29,500	78,928
Cosan SA Industria e Comercio	8,100	157,038
CPFL Energia SA	9,200	85,389
Cyrela Brazil Realty SA	10,800	74,247
Duratex SA	10,010	57,511
EcoRodovias Infraestrutura e Logistica SA	5,600	39,302
EDP — Energias do Brasil SA	9,300	47,222
Embraer SA	22,100	203,138
Fibria Celulose SA (a)	8,800	97,609
Gerdau SA, Preference Shares	31,400	177,450
Hypermarcas SA	13,900	90,513
Itau Unibanco Holding SA, Preference Shares	99,630	1,284,583
Itausa — Investimentos Itau SA (a)	2,609	9,822
Itausa — Investimentos Itau SA, Preference Shares	122,574	455,392
JBS SA	27,900	80,899
Klabin SA, Preference Shares	18,200	90,537
Kroton Educacional SA	7,400	102,476
Localiza Rent a Car SA	5,040	71,376
Lojas Americanas SA	4,800	29,148
Lojas Americanas SA, Preference Shares	16,156	113,241
Lojas Renner SA	5,000	143,299
M Dias Branco SA	1,200	44,906
Marcopolo SA, Preference Shares	9,100	51,916
Metalurgica Gerdau SA, Preference Shares	10,200	73,094
MPX Energia SA (a)	7,300	24,700
MRV Engenharia e Participacoes SA	11,900	34,452

Common Stocks	Shares	Value
Brazil (concluded)
Multiplan Empreendimentos Imobiliarios SA	2,800	$64,989
Multiplus SA	2,100	30,643
Natura Cosmeticos SA	6,500	138,952
Odontoprev SA	9,300	38,345
OGX Petroleo e Gas Participacoes SA (a)	41,400	14,658
Oi SA, Preference Shares	29,697	52,171
Petroleo Brasileiro SA	120,000	796,469
Petroleo Brasileiro SA, Preference Shares	160,700	1,165,270
Porto Seguro SA	4,100	43,548
Qualicorp SA (a)	7,200	54,532
Raia Drogasil SA	8,700	84,413
Souza Cruz SA	14,400	176,761
Sul America SA	5,739	33,639
Suzano Papel e Celulose SA, Preference ‘A’ Shares	10,900	40,301
Telefonica Brasil SA, Preference Shares	11,000	248,459
Tim Participacoes SA	32,040	116,165
Totvs SA	5,000	78,405
Tractebel Energia SA	6,300	97,887
Transmissora Alianca de Energia Eletrica SA	3,300	31,605
Ultrapar Participacoes SA	12,200	290,436
Usinas Siderurgicas de Minas Gerais SA, Preference ‘A’ Shares (a)	13,700	45,619
Vale SA	54,300	708,150
Vale SA, Preference ‘A’ Shares	75,500	915,264
WEG SA	8,100	102,187

		15,624,132
Canada — 7.2%
Agnico-Eagle Mines Ltd.	6,637	183,011
Agrium, Inc.	6,729	583,389
Alimentation Couche Tard, Inc.	5,125	304,079
AltaGas Ltd.	7,065	247,614
ARC Resources Ltd.	11,417	298,859
Atco Ltd., Class I	2,910	120,058
Athabasca Oil Corp. (a)	11,168	69,130
Bank of Montreal	24,541	1,423,411
Bank of Nova Scotia	47,178	2,521,962
Barrick Gold Corp.	38,061	600,754
Baytex Energy Corp.	4,640	167,211
BCE, Inc.	9,572	392,455
Bell Aliant, Inc.	2,964	79,645
Bombardier, Inc.	53,417	237,702
Bonavista Energy Corp.	6,183	80,249
Brookfield Asset Management Inc., Class A	21,004	754,922
Brookfield Office Properties, Inc.	9,914	164,872
CAE, Inc.	9,523	98,789
Cameco Corp.	14,670	302,829
Canadian Imperial Bank of Commerce	16,751	1,188,832
Canadian National Railway Co.	17,071	1,662,138
Canadian Natural Resources Ltd.	41,151	1,160,148
Canadian Oil Sands Ltd.	17,699	327,660
Canadian Pacific Railway Ltd.	7,511	910,790
Canadian Tire Corp. Ltd., Class A	3,022	227,519
Canadian Utilities Ltd.	4,274	149,998
Catamaran Corp. (a)	8,006	389,681
Cenovus Energy, Inc.	28,692	818,446
CGI Group Inc., Class A (a)	8,182	239,617
CI Financial Corp.	7,899	227,349
Crescent Point Energy Corp.	14,185	481,106
Dollarama, Inc.	2,774	194,156

See Notes to Financial Statements.

18	BLACKROCK ACWI ex-US INDEX FUND	JUNE 30, 2013

Schedule of Investments (continued)	ACWI ex-US Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Canada (continued)
Eldorado Gold Corp.	27,110	$167,810
Empire Co., Ltd.	2,087	159,586
Enbridge, Inc.	31,103	1,307,468
Encana Corp.	27,251	460,964
Enerplus Corp.	7,798	115,224
Finning International, Inc.	6,268	129,031
First Capital Realty, Inc.	2,654	45,045
First Quantum Minerals Ltd.	21,303	315,990
Fortis, Inc.	10,417	318,839
Franco-Nevada Corp.	5,746	205,702
George Weston Ltd.	1,973	157,078
Gildan Activewear, Inc.	4,276	173,406
Goldcorp, Inc.	30,959	768,897
Great-West Lifeco, Inc.	10,016	271,709
H&R Real Estate Investment Trust	4,412	92,460
Husky Energy, Inc.	12,519	333,538
IGM Financial, Inc.	5,196	222,770
Imperial Oil Ltd.	11,109	424,100
Industrial Alliance Insurance & Financial Services, Inc.	3,693	146,077
Intact Financial Corp.	5,030	283,377
Keyera Corp.	4,185	225,068
Kinross Gold Corp.	42,301	216,794
Loblaw Cos. Ltd. (b)	4,190	189,440
Magna International Inc.	10,183	724,826
Manulife Financial Corp.	68,299	1,092,966
MEG Energy Corp. (a)	5,381	147,508
Metro Inc., Class A	4,606	308,673
National Bank of Canada	7,738	552,115
New Gold, Inc. (a)	16,854	109,134
Onex Corp.	5,140	233,223
Open Text Corp.	3,188	217,949
Pacific Rubiales Energy Corp. (b)	11,730	206,003
Pembina Pipeline Corp.	11,125	340,404
Pengrowth Energy Corp.	19,577	96,238
Penn West Petroleum Ltd.	16,856	177,904
Peyto Exploration & Development Corp.	4,997	144,441
Potash Corp. of Saskatchewan, Inc.	32,616	1,244,227
Power Corp. of Canada	16,415	440,460
Power Financial Corp.	8,789	255,555
Research In Motion Ltd. (a)(b)	17,707	186,549
RioCan Real Estate Investment Trust	5,425	130,351
Rogers Communications, Inc., Class B	15,790	618,568
Royal Bank of Canada	57,193	3,332,497
Saputo, Inc.	4,980	228,899
Shaw Communications, Inc., Class B	17,854	428,482
Shoppers Drug Mart Corp.	9,200	424,440
Silver Wheaton Corp.	13,956	273,494
SNC-Lavalin Group, Inc.	5,522	233,282
Sun Life Financial, Inc.	22,640	670,568
Suncor Energy, Inc.	61,002	1,798,100
Talisman Energy, Inc.	37,310	425,711
Teck Resources Ltd., Class B	21,982	469,654
TELUS Corp.	7,742	225,995
Thomson Reuters Corp.	14,073	459,243
Tim Hortons, Inc.	5,930	320,717
The Toronto-Dominion Bank	36,772	2,953,438
Tourmaline Oil Corp. (a)	5,818	233,063
TransAlta Corp.	9,622	131,837
TransCanada Corp.	29,368	1,264,413
Turquoise Hill Resources Ltd. (a)	14,466	85,830

Common Stocks	Shares	Value
Canada (concluded)
Valeant Pharmaceuticals International, Inc. (a)	12,402	$1,069,329
Vermilion Energy, Inc.	3,535	172,801
Yamana Gold, Inc.	28,817	274,826

		46,042,467
Chile — 0.4%
AES Gener SA	87,214	56,785
Aguas Andinas SA	76,400	54,013
Banco de Chile	719,700	103,865
Banco de Credito e Inversiones	1,151	68,167
Banco Santander Chile	2,741,355	168,620
CAP SA	2,694	60,100
Cencosud SA	46,687	232,429
Colbun SA	280,634	73,615
Companhia Cervecerias Unidas SA	3,641	52,197
CorpBanca	4,866,076	56,022
E.CL SA, Class S	19,454	32,862
Embotelladora Andina SA, Preference ‘B’ Shares	9,220	52,801
Empresa Nacional de Electricidad SA	130,726	193,306
Empresas CMPC SA	44,377	136,297
Empresas COPEC SA	16,869	220,441
Enersis SA	761,749	250,183
ENTEL Chile SA	4,171	69,766
LATAM Airlines Group SA	10,938	185,611
SACI Falabella	27,790	310,342
Sociedad Quimica y Minera de Chile SA, Preference ‘B’ Shares	3,675	148,823
Vina Concha y Toro SA	22,049	42,971

		2,569,216
China — 3.7%
Agile Property Holdings Ltd.	56,000	59,667
Agricultural Bank of China Ltd., Class H (b)	831,000	339,703
Air China Ltd., Class H	62,000	44,385
Aluminum Corp. of China Ltd., Class H (a)	136,000	43,191
Anhui Conch Cement Co. Ltd., Class H	46,500	125,010
AviChina Industry & Technology Co. Ltd., Class H	72,000	36,961
Bank of China Ltd., Class H	2,986,000	1,223,259
Bank of Communications Co. Ltd., Class H (b)	332,700	213,195
BBMG Corp., Class H	39,500	24,105
Beijing Capital International Airport Co. Ltd., Class H	64,000	41,507
Beijing Enterprises Holdings Ltd.	17,500	126,050
Belle International Holdings Ltd.	226,000	308,960
Brilliance China Automotive Holdings Ltd. (a)(b)	114,000	126,851
Byd Co. Ltd., Class H (a)	18,000	59,020
China Agri-Industries Holdings Ltd.	94,100	41,005
China BlueChemical Ltd., Class H	70,000	42,556
China Citic Bank Corp. Ltd., Class H	326,000	149,759
China Coal Energy Co. Ltd., Class H	159,000	82,707
China Communications Construction Co. Ltd., Class H	169,000	131,369
China Communications Services Corp. Ltd., Class H	92,000	57,713
China Construction Bank Corp., Class H	2,991,000	2,101,830
China COSCO Holdings Co. Ltd., Class H (a)	92,500	40,318
China International Marine Containers Group Co. Ltd., Class H (a)	25,600	43,885
China Life Insurance Co. Ltd., Class H	284,000	661,015
China Longyuan Power Group Corp., Class H	107,000	110,012
China Mengniu Dairy Co., Ltd.	52,000	185,618
China Merchants Bank Co. Ltd., Class H	147,000	244,067
China Merchants Holdings International Co., Ltd. (b)	58,000	179,416

See Notes to Financial Statements.

BLACKROCK ACWI ex-US INDEX FUND	JUNE 30, 2013	19

Schedule of Investments (continued)	ACWI ex-US Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
China (continued)
China Minsheng Banking Corp. Ltd., Class H	202,500	$197,192
China Mobile Ltd.	247,000	2,558,143
China National Building Material Co. Ltd., Class H (b)	112,000	99,634
China Oilfield Services Ltd., Class H	60,000	116,693
China Overseas Land & Investment Ltd.	152,000	395,724
China Pacific Insurance Group Co. Ltd., Class H	102,000	323,369
China Petroleum & Chemical Corp., Class H	946,400	662,257
China Railway Construction Corp. Ltd., Class H	71,000	61,398
China Railway Group Ltd., Class H	145,000	66,620
China Resources Cement Holdings Ltd.	64,000	31,917
China Resources Enterprise Ltd.	44,000	137,725
China Resources Land Ltd.	80,000	217,348
China Resources Power Holdings Co., Ltd. (b)	70,000	167,254
China Shanshui Cement Group Ltd.	59,000	26,345
China Shenhua Energy Co. Ltd., Class H	127,500	324,115
China Shipping Container Lines Co. Ltd., Class H (a)	122,000	31,619
China Southern Airlines Co. Ltd., Class H	70,000	28,058
China Taiping Insurance Holdings Co., Ltd. (a)	35,400	54,452
China Telecom Corp. Ltd., Class H	524,000	249,912
China Unicom Hong Kong Ltd.	174,000	228,967
China Vanke Co. Ltd., Class B	46,100	81,916
Chongqing Rural Commercial Bank, Class H	79,000	33,207
Citic Pacific Ltd. (b)	47,000	50,117
CITIC Securities Co. Ltd., Class H	42,000	74,055
CNOOC Ltd.	747,000	1,251,163
COSCO Pacific Ltd.	56,000	72,177
Country Garden Holdings Co., Ltd.	168,129	87,372
CSR Corp. Ltd., Class H	63,000	36,813
Daphne International Holdings Ltd. (b)	38,000	32,388
Datang International Power Generation Co. Ltd., Class H	106,000	42,641
Dongfeng Motor Group Co. Ltd., Class H	104,000	137,937
ENN Energy Holdings Ltd.	28,000	148,306
Evergrande Real Estate Group Ltd. (a)(b)	238,000	87,232
GCL-Poly Energy Holdings Ltd.	319,000	68,021
Golden Eagle Retail Group Ltd. (b)	22,000	29,275
GOME Electrical Appliances Holding Ltd. (a)	407,000	36,477
Great Wall Motor Co. Ltd., Class H (b)	39,500	169,048
Guangzhou Automobile Group Co. Ltd., Class H	78,000	73,196
Guangzhou R&F Properties Co. Ltd., Class H	32,400	46,436
Haitong Securities Co. Ltd., Class H (a)	45,600	54,815
Hengan International Group Co., Ltd.	28,000	304,223
Huaneng Power International, Inc., Class H	124,000	122,566
Industrial & Commercial Bank of China Ltd., Class H	3,076,000	1,927,827
Inner Mongolia Yitai Coal Co., Class B	20,800	100,333
Intime Department Store Group Co., Ltd.	37,000	35,833
Jiangsu Expressway Co. Ltd., Class H	48,000	49,510
Jiangxi Copper Co. Ltd., Class H	82,000	138,550
Kingboard Chemical Holdings Ltd.	28,200	57,909
Kunlun Energy Co., Ltd.	170,000	300,102
Lenovo Group Ltd.	232,000	208,823
Longfor Properties Co., Ltd.	48,500	71,765
New China Life Insurance Co. Ltd., Class H	20,900	63,740
Parkson Retail Group Ltd.	50,000	20,560
People’s Insurance Co. Group of China Ltd., Class H	133,000	60,285
PetroChina Co. Ltd., Class H	846,000	917,365
PICC Property & Casualty Co. Ltd., Class H	112,800	126,478
Ping An Insurance (Group) Co. of China Ltd., Class H	79,500	530,717
Shandong Weigao Group Medical Polymer Co. Ltd., Class H	64,000	69,727

Common Stocks	Shares	Value
China (concluded)
Shanghai Electric Group Co. Ltd., Class H	104,000	$34,641
Shanghai Industrial Holdings Ltd.	22,000	67,765
Shanghai Pharmaceuticals Holding Co. Ltd., Class H	29,400	54,960
Shimao Property Holdings Ltd.	51,500	101,307
Shougang Fushan Resources Group Ltd.	102,000	39,388
Sinopec Shanghai Petrochemical Co. Ltd., Class H	82,000	27,291
Sinopharm Group Co. Ltd., Class H	41,200	102,966
SOHO China Ltd.	65,000	51,513
Tencent Holdings Ltd.	40,300	1,573,602
Tingyi Cayman Islands Holding Corp.	76,000	197,252
Tsingtao Brewery Co. Ltd., Class H	14,000	99,761
Uni-President China Holdings Ltd.	38,000	38,450
Want Want China Holdings Ltd. (b)	223,000	312,566
Weichai Power Co. Ltd., Class H	19,200	56,689
Wumart Stores, Inc., Class H	18,000	33,112
Yantai Changyu Pioneer Wine Co. Ltd., Class B (a)	8,800	40,382
Yanzhou Coal Mining Co. Ltd., Class H (b)	70,000	49,755
Zhaojin Mining Industry Co. Ltd., Class H	31,500	20,599
Zhejiang Expressway Co. Ltd., Class H	58,000	47,223
Zhongsheng Group Holdings Ltd. (b)	17,500	19,211
Zhuzhou CSR Times Electric Co. Ltd., Class H	17,000	42,578
Zijin Mining Group Co. Ltd., Class H (b)	254,000	45,429
Zoomlion Heavy Industry Science and Technology Co. Ltd., Class H	45,400	32,320
ZTE Corp., Class H (a)	24,400	38,859

		23,668,400
Colombia — 0.2%
Almacenes Exito SA	7,023	116,947
Banco Davivienda SA, Preference Shares	3,212	38,711
Bancolombia SA	7,997	109,862
Bancolombia SA, Preference Shares	13,124	184,394
Cementos Argos SA	14,812	61,508
Corp. Financiera Colombiana SA	2,787	52,211
Corp. Financiera Colombiana SA (a)	56	998
Ecopetrol SA	186,907	396,829
Grupo Argos SA	11,794	117,837
Grupo Argos SA, Preference Shares	1,749	17,566
Grupo Aval Acciones y Valores SA, Preference Shares	56,581	40,485
Grupo de Inversiones Suramericana SA	8,840	172,045
Grupo de Inversiones Suramericana SA, Preference Shares	3,872	76,445
Interconexion Electrica SA	14,398	56,717
Isagen SA ESP (a)	27,340	36,635

		1,479,190
Czech Republic — 0.0%
CEZ AS	5,814	139,376
Komercni Banka AS	545	101,171
Telefonica Czech Republic AS	4,279	58,878

		299,425
Denmark — 0.8%
A.P. Moller — Maersk A/S, Class A	20	134,659
A.P. Moller — Maersk A/S, Class B	61	436,370
Carlsberg A/S, Class B	4,200	375,547
Coloplast A/S, Class B	5,718	320,174
Danske Bank A/S (a)	25,622	437,084
DSV A/S	7,422	180,801
Novo Nordisk A/S, Class B	15,881	2,468,898
Novozymes A/S, Class B	9,105	291,635

See Notes to Financial Statements.

20	BLACKROCK ACWI ex-US INDEX FUND	JUNE 30, 2013

Schedule of Investments (continued)	ACWI ex-US Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Denmark (concluded)
TDC A/S	29,190	$236,573
Tryg A/S	1,050	86,505
William Demant Holding A/S (a)	1,252	103,442

		5,071,688
Egypt — 0.1%
Commercial International Bank SAE	20,872	85,547
National Societe Generale Bank SAE	2,259	8,213
Orascom Construction Industries (a)	3,279	112,739
Orascom Telecom Holding SAE (a)	105,421	56,835
Talaat Moustafa Group (a)	45,960	26,296
Telecom Egypt Co.	12,924	21,288

		310,918
Finland — 0.6%
Elisa OYJ	8,476	165,501
Fortum OYJ	16,465	308,444
Kesko OYJ, Class B	2,322	64,503
Kone OYJ, Class B	5,787	459,021
Metso OYJ	7,744	262,312
Neste Oil OYJ	4,867	71,021
Nokia OYJ (a)(b)	139,351	519,492
Nokian Renkaat OYJ	4,281	174,199
Orion OYJ, Class B	3,591	84,145
Pohjola Bank Plc, Class A	5,049	74,191
Sampo OYJ, Class A	18,950	737,910
Stora Enso OYJ, Class R	21,490	143,903
UPM-Kymmene OYJ	19,540	191,510
Wartsila OYJ	6,573	285,564

		3,541,716
France — 6.3%
Accor SA	6,059	212,978
Aeroports de Paris	1,049	101,973
Air Liquide SA	11,635	1,436,921
ALSTOM SA	7,909	259,445
ArcelorMittal	47,907	536,190
Arkema	2,348	215,230
AtoS	2,279	169,371
AXA SA	73,482	1,448,529
BNP Paribas SA	41,065	2,248,104
Bouygues SA	7,341	187,062
Bureau Veritas SA	7,880	204,055
Cap Gemini SA	6,629	321,916
Carrefour SA	22,794	626,075
Casino Guichard-Perrachon SA	2,103	197,064
Christian Dior SA	1,993	321,976
CNP Assurances	5,924	85,057
Compagnie de Saint-Gobain	16,628	673,774
Compagnie Generale de Geophysique-Veritas (a)	6,074	134,582
Compagnie Generale des Etablissements Michelin, Class B	6,714	600,338
Credit Agricole SA (a)	38,705	333,127
Danone SA	22,956	1,727,860
Dassault Systemes SA	2,398	293,101
Edenred	7,561	231,515
EDF SA	8,851	205,402
Essilor International SA	7,762	826,946
Eurazeo	1,215	65,151
Eutelsat Communications SA	4,932	139,926
Fonciere Des Regions	988	74,051

Common Stocks	Shares	Value
France (concluded)
France Telecom SA	68,614	$649,733
GDF Suez	49,946	979,682
Gecina SA	785	86,762
Groupe Eurotunnel SA	20,608	156,702
ICADE	800	65,990
Iliad SA	883	190,770
Imerys SA	1,271	78,039
JC Decaux SA	2,294	62,443
Kering	2,856	581,159
Klepierre	3,699	145,775
L’Oreal SA	9,592	1,576,775
Lafarge SA	6,979	428,532
Lagardere S.C.A.	4,436	123,772
Legrand SA	11,042	511,965
LVMH Moet Hennessy Louis Vuitton SA	10,027	1,627,927
Natixis	34,885	146,473
Pernod-Ricard SA	8,012	889,283
Publicis Groupe	7,866	560,209
Remy Cointreau SA	981	104,095
Renault SA	7,159	482,212
Rexel SA	5,318	119,819
Safran SA	9,406	491,053
Sanofi	47,405	4,900,753
Schneider Electric SA	20,966	1,522,691
SCOR SE	5,782	177,463
SES SA	15,362	440,146
Societe BIC SA	998	100,118
Societe Generale SA	28,879	993,884
Sodexo	3,445	286,988
Suez Environnement Co.	10,903	140,916
Technip SA	3,837	389,963
Thales SA	3,174	148,111
Total SA	82,467	4,027,949
Unibail-Rodamco SE	4,166	970,283
Vallourec SA	3,931	199,484
Veolia Environnement SA	12,575	143,571
Vinci SA	19,051	955,609
Vivendi SA	46,037	872,475
Wendel SA	1,253	129,222
Zodiac Aerospace	1,244	164,720

		40,501,235
Germany — 6.0%
Adidas AG	8,574	926,839
Allianz SE, Registered Shares	17,942	2,618,837
Axel Springer AG	1,426	60,683
BASF SE	35,801	3,193,215
Bayer AG, Registered Shares	33,058	3,519,703
Bayerische Motoren Werke AG	13,245	1,155,973
Bayerische Motoren Werke AG, Preference Shares	1,868	127,578
Beiersdorf AG	3,844	334,847
Brenntag AG	1,890	287,266
Celesio AG	3,854	83,662
Commerzbank AG (a)	36,802	319,708
Continental AG	4,688	624,953
Daimler AG, Registered Shares	37,661	2,273,551
Deutsche Bank AG, Registered Shares	41,231	1,728,931
Deutsche Boerse AG	8,411	553,093
Deutsche Lufthansa AG, Registered Shares (a)	9,551	193,479
Deutsche Post AG, Registered Shares	37,330	926,456

See Notes to Financial Statements.

BLACKROCK ACWI ex-US INDEX FUND	JUNE 30, 2013	21

Schedule of Investments (continued)	ACWI ex-US Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Germany (concluded)
Deutsche Telekom AG, Registered Shares	113,547	$1,322,884
E.ON AG	73,285	1,201,042
Fraport AG Frankfurt Airport Services Worldwide	1,400	84,599
Fresenius Medical Care AG & Co. KGaA	8,017	568,255
Fresenius SE & Co. KGaA	4,834	594,972
Fuchs Petrolub AG, Preference Shares	1,284	101,798
GEA Group AG	8,711	308,432
Hannover Rueckversicherung SE, Registered Shares	2,310	166,106
HeidelbergCement AG	6,496	435,238
Henkel AG & Co. KGaA	4,720	369,670
Henkel AG & Co. KGaA, Preference Shares	7,613	714,934
Hochtief AG	1,125	73,286
Hugo Boss AG	1,198	131,731
Infineon Technologies AG	41,503	347,418
K+S AG, Registered Shares	6,453	238,484
Kabel Deutschland Holding AG	3,912	429,542
Lanxess AG	3,261	196,384
Linde AG	7,519	1,401,146
MAN SE	1,838	200,379
Merck KGaA	2,444	371,683
Metro AG	4,996	157,863
Muenchener Rueckversicherungs AG, Registered Shares	6,809	1,250,899
Porsche Automobil Holding SE, Preference Shares	5,727	442,254
ProSiebenSat.1 Media AG, Preference Shares	3,986	170,961
RWE AG	20,855	664,816
RWE AG, Non-Voting Preference Shares	1,340	41,360
SAP AG	36,200	2,643,431
Siemens AG, Registered Shares	31,328	3,172,383
Suedzucker AG	3,165	97,986
Telefonica Deutschland Holding AG	10,129	73,283
ThyssenKrupp AG (a)	14,565	285,507
United Internet AG, Registered Shares	4,333	122,148
Volkswagen AG	1,028	199,869
Volkswagen AG, Preference Shares	5,468	1,104,446

		38,613,963
Greece — 0.0%
Hellenic Telecommunications Organization SA (a)	10,009	78,284
OPAP SA	8,739	73,133

		151,417
Hong Kong — 2.4%
AAC Technologies Holdings, Inc.	28,500	159,898
AIA Group Ltd.	473,800	1,996,118
Anta Sports Products Ltd.	32,000	27,900
ASM Pacific Technology Ltd.	9,400	103,191
Bank of East Asia Ltd.	48,600	173,955
BOC Hong Kong Holdings Ltd.	145,500	445,097
Bosideng International Holdings Ltd.	104,000	21,727
Cathay Pacific Airways Ltd.	53,000	92,228
Cheung Kong Holdings Ltd.	62,000	836,034
Cheung Kong Infrastructure Holdings Ltd.	24,000	159,921
China Everbright International Ltd.	88,000	67,715
China Everbright Ltd.	30,000	39,208
China Gas Holdings Ltd.	100,000	101,643
China Overseas Grand Oceans Group Ltd.	28,000	35,469
China Resources Gas Group Ltd.	32,000	82,312
China State Construction International Holdings Ltd.	60,000	92,921
CLP Holdings Ltd.	79,500	642,664
Dah Chong Hong Holdings Ltd.	29,000	23,033
Far East Horizon Ltd.	56,000	35,186

Common Stocks	Shares	Value
Hong Kong (concluded)
First Pacific Co., Ltd	86,000	$91,933
Fosun International Ltd.	65,500	47,869
Franshion Properties China Ltd.	130,000	43,236
Galaxy Entertainment Group Ltd. (a)	82,000	398,310
Geely Automobile Holdings Ltd. (b)	180,000	77,282
Greentown China Holdings Ltd.	21,000	34,004
Guangdong Investment Ltd.	84,000	72,785
Haier Electronics Group Co., Ltd.	35,000	55,599
Hang Lung Properties Ltd. (b)	90,000	311,745
Hang Seng Bank Ltd.	29,200	430,017
Henderson Land Development Co., Ltd.	44,000	261,310
HKT Trust and HKT Ltd.	81,000	77,434
Hong Kong & China Gas Co., Ltd.	265,860	648,714
Hong Kong Exchanges & Clearing Ltd.	28,100	422,044
Hopewell Holdings Ltd.	22,500	74,676
Hutchison Whampoa Ltd.	93,000	972,990
Hysan Development Co., Ltd.	26,000	112,246
Kerry Properties Ltd.	29,000	113,055
Lee & Man Paper Manufacturing Ltd.	71,000	42,014
Li & Fung Ltd.	220,000	299,858
The Link REIT	89,500	439,237
MGM China Holdings Ltd. (b)	39,200	104,023
MTR Corp.	55,500	203,952
New World Development Co., Ltd.	147,000	201,916
Nine Dragons Paper Holdings Ltd.	59,000	37,968
NWS Holdings Ltd.	51,000	78,188
Orient Overseas International Ltd.	8,000	51,245
PCCW Ltd.	141,000	65,806
Poly Property Group Co., Ltd.	74,000	39,697
Power Assets Holdings Ltd.	52,500	451,920
Sands China Ltd.	94,000	439,268
Shangri-La Asia Ltd.	62,000	106,582
Shenzhou International Group Holdings Ltd.	20,000	57,625
Shui On Land Ltd.	158,166	45,925
Sihuan Pharmaceutical Holdings Group Ltd.	70,000	45,827
Sino Biopharmaceutical Ltd.	116,000	74,936
Sino Land Co., Ltd.	120,800	168,899
Sino-Ocean Land Holdings Ltd.	104,000	56,063
SJM Holdings Ltd.	73,000	177,157
Sun Art Retail Group Ltd. (b)	82,500	118,988
Sun Hung Kai Properties Ltd. (b)	70,000	898,943
Swire Pacific Ltd. Class A	26,500	319,279
Swire Properties Ltd.	47,000	138,371
Wharf Holdings Ltd.	59,000	492,438
Wheelock & Co., Ltd.	36,000	179,617
Wynn Macau Ltd.	58,800	158,159
Yingde Gases (b)	44,500	40,873
Yue Yuen Industrial Holdings Ltd.	27,000	69,775
Yuexiu Property Co., Ltd.	200,000	50,464

		15,036,482
Hungary — 0.0%
Magyar Telekom Telecommunications Plc	18,500	27,759
MOL Hungarian Oil & Gas Plc	1,468	109,579
OTP Bank Plc	7,840	163,990

		301,328
Indonesia — 0.7%
PT Adaro Energy Tbk	469,000	40,322
PT Astra Agro Lestari Tbk	11,500	22,746
PT Astra International Tbk	864,000	607,379

See Notes to Financial Statements.

22	BLACKROCK ACWI ex-US INDEX FUND	JUNE 30, 2013

Schedule of Investments (continued)	ACWI ex-US Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Indonesia (concluded)
PT Bank Central Asia Tbk	462,500	$463,648
PT Bank Danamon Indonesia Tbk	126,000	74,098
PT Bank Mandiri Tbk	353,000	318,383
PT Bank Negara Indonesia Persero Tbk	290,000	124,820
PT Bank Rakyat Indonesia Persero Tbk	418,000	324,535
PT Bukit Asam Persero Tbk	29,500	39,261
PT Bumi Resources Tbk	567,500	31,166
PT Bumi Serpong Damai	302,500	54,535
PT Charoen Pokphand Indonesia Tbk	280,000	144,568
PT Global Mediacom Tbk	304,200	65,467
PT Gudang Garam Tbk	18,000	91,515
PT Indo Tambangraya Megah Tbk	15,500	43,791
PT Indocement Tunggal Prakarsa Tbk	56,000	137,508
PT Indofood CBP Sukses Makmur Tbk	47,500	58,177
PT Indofood Sukses Makmur Tbk	180,000	132,772
PT Indosat Tbk	52,000	27,438
PT Jasa Marga Persero Tbk	71,000	43,099
PT Kalbe Farma Tbk	914,000	131,942
PT Lippo Karawaci Tbk	780,000	119,170
PT Media Nusantara Citra Tbk	179,062	56,264
PT Perusahaan Gas Negara Persero Tbk	414,500	239,618
PT Semen Gresik Persero Tbk	112,500	193,218
PT Telekomunikasi Indonesia Persero Tbk	364,000	405,372
PT Unilever Indonesia Tbk	58,000	179,129
PT United Tractors Tbk	67,500	123,228
PT XL Axiata Tbk	82,000	39,778

		4,332,947
Ireland — 0.2%
Bank of Ireland (a)	787,946	160,677
CRH Plc	29,075	588,265
Elan Corp. Plc (a)	15,341	215,282
Elan Corp. Plc (a)	3,662	51,258
James Hardie Industries SE	15,949	136,952
Kerry Group Plc	4,329	238,917
Kerry Group Plc	1,139	62,417

		1,453,768
Israel — 0.3%
Bank Hapoalim BM (a)	38,766	174,950
Bank Leumi Le-Israel BM (a)	46,785	154,552
Bezeq The Israeli Telecommunication Corp., Ltd.	66,955	89,019
Delek Group Ltd.	139	35,883
Israel Chemicals Ltd.	16,911	166,073
The Israel Corp. Ltd. (a)	89	53,062
Mellanox Technologies Ltd. (a)	1,399	69,553
Mizrahi Tefahot Bank Ltd. (a)	4,765	47,707
NICE Systems Ltd.	2,195	80,707
Teva Pharmaceutical Industries Ltd.	33,185	1,298,788

		2,170,294
Italy — 1.4%
Assicurazioni Generali SpA	50,484	882,444
Atlantia SpA	12,712	207,336
Banca Monte dei Paschi di Siena SpA (a)	228,519	57,890
Enel Green Power SpA	69,305	143,834
Enel SpA (b)	280,912	881,492
ENI SpA	100,353	2,059,642
Exor SpA	2,560	75,815
Fiat Industrial SpA	32,695	363,957
Fiat SpA (a)(b)	32,107	223,915

Common Stocks	Shares	Value
Italy (concluded)
Finmeccanica SpA (a)	14,484	$72,463
Intesa Sanpaolo SpA	441,374	706,436
Luxottica Group SpA	6,330	320,269
Mediobanca SpA	20,255	105,342
Pirelli & C SpA	8,377	96,839
Prysmian SpA	8,126	151,590
Saipem SpA	9,870	160,200
Snam SpA	77,011	350,657
Telecom Italia SpA	395,322	275,540
Telecom Italia SpA, Risparmio Shares	210,100	117,132
Tenaris SA	17,928	359,069
Terna SpA	57,578	239,257
UniCredit SpA	164,421	768,649
Unione di Banche Italiane ScpA	34,057	123,162

		8,742,930
Japan — 15.8%
ABC-Mart, Inc.	900	35,078
Acom Co., Ltd. (a)	1,380	43,901
Advantest Corp.	5,700	93,918
Aeon Co., Ltd. (b)	28,100	369,269
Aeon Financial Services Co., Ltd.	2,700	76,484
Aeon Mall Co., Ltd.	5,900	146,367
Air Water, Inc.	10,000	140,578
Aisin Seiki Co., Ltd.	6,900	263,459
Ajinomoto Co. Inc.	24,000	352,062
Alfresa Holdings Corp.	1,600	85,672
All Nippon Airways Co., Ltd.	48,000	99,808
Amada Co., Ltd.	14,000	92,171
Aozora Bank Ltd.	39,000	121,800
Asahi Glass Co., Ltd.	38,000	246,308
Asahi Group Holdings Ltd.	17,400	431,028
Asahi Kasei Corp.	47,000	310,112
Asics Corp. (b)	6,300	99,286
Astellas Pharma, Inc.	18,700	1,015,860
The Bank of Kyoto Ltd.	19,000	158,232
The Bank of Yokohama Ltd.	45,000	232,139
Benesse Holdings, Inc.	2,400	86,585
Bridgestone Corp.	26,500	903,655
Brother Industries Ltd.	8,400	94,257
Calbee, Inc.	800	75,927
Canon, Inc.	45,800	1,501,016
Casio Computer Co., Ltd.	8,500	74,866
Central Japan Railway Co.	5,400	658,152
The Chiba Bank Ltd.	28,000	191,042
Chiyoda Corp.	6,000	70,763
Chubu Electric Power Co. Inc.	24,000	339,960
Chugai Pharmaceutical Co., Ltd.	8,500	175,944
The Chugoku Bank Ltd.	6,000	84,075
The Chugoku Electric Power Co. Inc.	11,100	174,050
Citizen Holdings Co., Ltd.	10,900	60,797
Coca-Cola West Co., Ltd.	2,200	39,014
Cosmo Oil Co., Ltd. (a)	19,000	34,943
Credit Saison Co., Ltd.	6,000	150,762
Dai Nippon Printing Co., Ltd.	28,000	255,494
The Dai-ichi Life Insurance Co., Ltd.	320	459,374
Daicel Corp.	18,000	157,319
Daido Steel Co., Ltd.	9,000	45,434
Daihatsu Motor Co., Ltd. (b)	7,000	132,585
Daiichi Sankyo Co., Ltd.	29,200	486,612
Daikin Industries Ltd.	8,800	355,694

See Notes to Financial Statements.

BLACKROCK ACWI ex-US INDEX FUND	JUNE 30, 2013	23

Schedule of Investments (continued)	ACWI ex-US Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Japan (continued)
Dainippon Sumitomo Pharma Co., Ltd.	5,600	$74,062
Daito Trust Construction Co., Ltd.	2,800	263,815
Daiwa House Industry Co., Ltd.	19,000	353,913
Daiwa Securities Group, Inc. (b)	64,000	535,995
Dena Co., Ltd.	4,000	78,312
Denso Corp.	19,700	926,159
Dentsu, Inc.	6,900	238,703
Don Quijote Co., Ltd.	1,900	92,234
East Japan Railway Co.	13,800	1,074,089
Eisai Co., Ltd. (b)	11,100	452,371
Electric Power Development Co., Ltd.	4,100	128,185
FamilyMart Co., Ltd. (b)	2,000	85,337
FANUC Corp.	7,800	1,128,870
Fast Retailing Co., Ltd.	2,000	675,009
Fuji Electric Co., Ltd.	19,000	66,805
Fuji Heavy Industries Ltd.	25,000	617,356
FUJIFILM Holdings Corp.	20,400	448,670
Fujitsu Ltd.	71,000	293,726
Fukuoka Financial Group, Inc.	31,000	131,848
Furukawa Electric Co., Ltd.	28,000	64,777
Gree, Inc.	4,900	43,476
GungHo Online Entertainment, Inc. (a)	130	142,028
The Gunma Bank Ltd.	13,000	71,877
The Hachijuni Bank Ltd.	15,000	87,519
Hakuhodo DY Holdings, Inc.	900	63,035
Hamamatsu Photonics KK	2,500	90,283
Hankyu Hanshin Holdings, Inc.	43,000	244,738
Hino Motors Ltd.	10,000	146,739
Hirose Electric Co., Ltd.	1,100	144,881
The Hiroshima Bank Ltd.	19,000	80,871
Hisamitsu Pharmaceutical Co. Inc.	2,200	111,639
Hitachi Chemical Co., Ltd.	3,400	53,227
Hitachi Construction Machinery Co., Ltd.	4,300	86,731
Hitachi High-Technologies Corp.	2,600	62,701
Hitachi Ltd.	192,000	1,230,239
Hitachi Metals Ltd.	6,000	67,204
Hokkaido Electric Power Co., Inc. (a)	7,300	99,622
Hokuhoku Financial Group, Inc.	42,000	85,763
Hokuriku Electric Power Co.	6,400	100,425
Honda Motor Co., Ltd. (b)	63,900	2,373,849
Hoya Corp. (b)	16,300	335,262
Hulic Co. Ltd. (b)	9,300	99,774
Ibiden Co., Ltd. (b)	4,800	74,711
Idemitsu Kosan Co., Ltd.	900	68,991
IHI Corp. (b)	51,000	192,959
Inpex Corp.	99	411,464
Isetan Mitsukoshi Holdings Ltd.	13,400	177,934
Isuzu Motors Ltd.	45,000	307,617
ITOCHU Corp.	56,200	649,890
Itochu Techno-Solutions Corp.	1,000	41,396
The Iyo Bank Ltd.	10,000	95,576
J. Front Retailing Co., Ltd.	18,000	143,544
Japan Airlines Co., Ltd.	2,400	123,554
Japan Exchange Group, Inc.	1,900	191,913
Japan Petroleum Exploration Co.	1,200	48,588
Japan Prime Realty Investment Corp.	28	85,679
Japan Real Estate Investment Corp.	22	245,757
Japan Retail Fund Investment Corp.	75	156,686
The Japan Steel Works Ltd.	11,000	60,362
Japan Tobacco, Inc.	41,500	1,464,847

Common Stocks	Shares	Value
Japan (continued)
JFE Holdings, Inc.	18,300	$400,916
JGC Corp.	8,000	288,099
The Joyo Bank Ltd.	25,000	136,536
JSR Corp.	6,800	137,589
JTEKT Corp.	8,300	93,034
JX Holdings, Inc.	84,000	405,586
Kajima Corp.	31,000	102,776
Kamigumi Co., Ltd.	17,000	136,818
Kaneka Corp. (b)	20,000	131,872
The Kansai Electric Power Co. Inc. (a)	27,000	369,584
Kansai Paint Co., Ltd.	9,000	114,886
Kao Corp.	21,700	738,701
Kawasaki Heavy Industries Ltd.	53,000	162,657
KDDI Corp.	20,300	1,057,091
Keikyu Corp. (b)	17,000	145,945
Keio Corp.	21,000	144,280
Keisei Electric Railway Co., Ltd.	10,000	93,686
Keyence Corp.	1,720	548,010
Kikkoman Corp.	6,000	99,809
Kinden Corp.	5,000	43,027
Kintetsu Corp.	61,000	267,790
Kirin Holdings Co., Ltd.	38,000	595,243
Kobe Steel Ltd. (a)	91,000	112,537
Koito Manufacturing Co., Ltd.	3,000	57,189
Komatsu Ltd.	38,800	893,639
Konami Corp.	4,000	84,917
Konica Minolta Holdings, Inc.	17,000	127,954
Kubota Corp.	41,000	596,688
Kuraray Co., Ltd.	17,600	246,668
Kurita Water Industries Ltd.	4,100	86,781
Kyocera Corp.	6,700	681,697
Kyowa Hakko Kirin Co., Ltd.	10,000	113,034
Kyushu Electric Power Co. Inc. (a)	16,400	247,167
Lawson, Inc.	2,500	190,773
LIXIL Group Corp.	10,300	250,812
M3, Inc. (b)	31	69,532
Mabuchi Motor Co., Ltd.	2,200	117,355
Makita Corp.	4,300	231,178
Marubeni Corp.	74,000	494,568
Marui Group Co., Ltd.	9,000	89,654
Maruichi Steel Tube Ltd.	1,400	35,773
Mazda Motor Corp. (a)	101,000	399,297
McDonald’s Holdings Co. Japan Ltd.	2,500	69,375
Medipal Holdings Corp.	5,000	67,789
MEIJI Holdings Co., Ltd.	2,200	105,648
Miraca Holdings, Inc.	2,000	91,906
Mitsubishi Chemical Holdings Corp.	50,000	234,335
Mitsubishi Corp.	56,300	961,812
Mitsubishi Electric Corp.	80,000	747,528
Mitsubishi Estate Co., Ltd.	51,000	1,357,818
Mitsubishi Gas Chemical Co. Inc.	15,000	109,974
Mitsubishi Heavy Industries Ltd.	116,000	644,908
Mitsubishi Logistics Corp.	4,000	55,816
Mitsubishi Materials Corp.	44,000	154,906
Mitsubishi Motors Corp. (a)	152,000	208,057
Mitsubishi Tanabe Pharma Corp.	7,900	102,213
Mitsubishi UFJ Financial Group, Inc.	498,200	3,076,818
Mitsubishi UFJ Lease & Finance Co., Ltd.	20,300	96,314
Mitsui & Co., Ltd.	72,400	907,911
Mitsui Chemicals, Inc.	35,000	78,788

See Notes to Financial Statements.

24	BLACKROCK ACWI ex-US INDEX FUND	JUNE 30, 2013

Schedule of Investments (continued)	ACWI ex-US Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Japan (continued)
Mitsui Fudosan Co., Ltd.	33,000	$970,201
Mitsui OSK Lines Ltd. (a)	41,000	159,332
Mizuho Financial Group, Inc.	923,500	1,917,826
MS&AD Insurance Group Holdings, Inc.	18,900	478,740
Murata Manufacturing Co., Ltd.	7,700	585,700
Nabtesco Corp.	4,100	85,127
Namco Bandai Holdings, Inc.	6,100	98,865
NEC Corp.	89,000	194,897
Nexon Co., Ltd.	4,300	47,494
NGK Insulators Ltd.	10,000	123,576
NGK Spark Plug Co., Ltd.	6,000	120,089
NHK Spring Co., Ltd.	5,600	64,657
Nidec Corp.	3,900	272,852
Nikon Corp.	12,700	296,723
Nintendo Co., Ltd.	4,000	470,956
Nippon Building Fund, Inc.	27	312,700
Nippon Electric Glass Co., Ltd.	14,000	68,150
Nippon Express Co., Ltd. (b)	30,000	142,458
Nippon Meat Packers, Inc. (b)	7,000	107,074
Nippon Prologis REIT, Inc.	11	95,450
Nippon Steel & Sumitomo Metal	288,475	777,224
Nippon Telegraph & Telephone Corp.	16,400	854,783
Nippon Yusen KK	61,000	161,398
The Nishi-Nippon City Bank Ltd.	22,000	57,368
Nissan Motor Co., Ltd.	98,900	991,236
Nisshin Seifun Group, Inc.	12,000	143,795
Nissin Foods Holdings Co., Ltd.	2,100	84,925
Nitori Holdings Co., Ltd.	1,300	104,662
Nitto Denko Corp.	6,400	410,468
NKSJ Holdings, Inc.	13,200	313,693
NOK Corp.	3,600	57,077
Nomura Holdings, Inc.	149,200	1,098,227
Nomura Real Estate Holdings, Inc.	4,900	108,239
Nomura Real Estate Office Fund, Inc.	12	52,624
Nomura Research Institute Ltd.	3,700	120,163
NSK Ltd.	18,000	171,717
NTT Data Corp.	48	170,974
NTT DoCoMo, Inc.	610	948,980
NTT Urban Development Corp.	47	57,688
Obayashi Corp.	24,000	124,442
Odakyu Electric Railway Co., Ltd.	24,000	234,376
OJI Paper Co., Ltd. (b)	32,000	128,986
Olympus Corp. (a)	7,400	224,867
Omron Corp.	7,800	232,541
Ono Pharmaceutical Co., Ltd.	3,100	211,017
Oracle Corp. Japan	1,400	57,987
Oriental Land Co. Ltd	2,000	309,512
ORIX Corp.	47,700	650,948
Osaka Gas Co., Ltd.	85,000	358,905
Otsuka Corp.	700	78,071
Otsuka Holdings Co., Ltd.	13,600	449,057
Panasonic Corp. (a)	83,900	675,567
Park24 Co., Ltd.	3,700	67,125
Rakuten, Inc.	27,300	322,822
Resona Holdings, Inc.	71,400	347,732
Ricoh Co., Ltd.	26,000	308,108
Rinnai Corp.	2,000	142,211
Rohm Co., Ltd.	3,700	150,262
Sankyo Co., Ltd.	1,700	80,331
Sanrio Co., Ltd.	1,900	88,137

Common Stocks	Shares	Value
Japan (continued)
Santen Pharmaceutical Co., Ltd.	2,900	$125,497
SBI Holdings, Inc.	8,550	93,998
Secom Co., Ltd.	9,400	511,083
Sega Sammy Holdings, Inc.	7,600	190,442
Sekisui Chemical Co., Ltd.	16,000	169,896
Sekisui House Ltd.	24,000	346,764
Seven & I Holdings Co., Ltd.	30,300	1,109,687
Seven Bank Ltd.	23,600	85,552
Sharp Corp. (a)	39,000	157,032
Shikoku Electric Power Co. Inc. (a)	7,000	126,407
Shimadzu Corp.	9,000	72,446
Shimamura Co., Ltd.	900	109,253
Shimano, Inc.	3,000	255,554
Shimizu Corp. (b)	21,000	84,419
Shin-Etsu Chemical Co., Ltd. (b)	17,000	1,125,149
Shinsei Bank Ltd.	66,000	149,876
Shionogi & Co., Ltd.	11,000	229,387
Shiseido Co., Ltd.	13,100	194,912
The Shizuoka Bank Ltd.	27,000	291,216
Showa Denko KK	62,000	81,768
Showa Shell Sekiyu KK	7,100	58,251
SMC Corp.	2,400	481,141
Softbank Corp.	38,000	2,211,977
Sojitz Corp.	50,200	83,290
Sony Corp.	41,800	883,075
Sony Financial Holdings, Inc.	6,100	96,042
Stanley Electric Co., Ltd.	5,100	99,083
Sumco Corp.	4,300	47,102
Sumitomo Chemical Co., Ltd.	56,000	175,643
Sumitomo Corp.	42,500	529,703
Sumitomo Electric Industries Ltd.	29,000	345,217
Sumitomo Heavy Industries Ltd.	23,000	96,580
Sumitomo Metal Mining Co., Ltd.	20,000	222,773
Sumitomo Mitsui Financial Group, Inc.	51,400	2,352,733
Sumitomo Mitsui Trust Holdings, Inc.	135,000	629,891
Sumitomo Realty & Development Co., Ltd.	13,000	518,103
Sumitomo Rubber Industries Ltd.	6,100	99,577
Suruga Bank Ltd.	7,000	126,941
Suzuken Co., Ltd.	2,500	84,138
Suzuki Motor Corp. (b)	13,600	313,484
Sysmex Corp.	2,900	189,937
T&D Holdings, Inc.	22,400	299,635
Taiheiyo Cement Corp.	42,000	134,030
Taisei Corp.	36,000	129,959
Taisho Pharmaceutical Holdings Co., Ltd.	1,300	92,269
Taiyo Nippon Sanso Corp.	8,000	55,168
Takashimaya Co., Ltd.	10,000	101,353
Takeda Pharmaceutical Co., Ltd.	31,300	1,411,441
TDK Corp. (b)	4,500	155,071
Teijin Ltd. (b)	35,000	76,667
Terumo Corp.	6,000	298,241
THK Co., Ltd.	4,400	92,325
Tobu Railway Co., Ltd.	37,000	190,684
Toho Co., Ltd.	4,400	90,499
Toho Gas Co., Ltd.	16,000	82,742
Tohoku Electric Power Co. Inc. (a)	17,000	212,260
Tokio Marine Holdings, Inc.	28,700	905,627
The Tokyo Electric Power Co. Inc. (a)	54,000	278,767
Tokyo Electron Ltd.	6,400	323,581
Tokyo Gas Co., Ltd.	104,000	573,773

See Notes to Financial Statements.

BLACKROCK ACWI ex-US INDEX FUND	JUNE 30, 2013	25

Schedule of Investments (continued)	ACWI ex-US Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Japan (concluded)
Tokyo Tatemono Co., Ltd.	16,000	$133,137
Tokyu Corp.	43,000	281,553
Tokyu Land Corp.	16,000	146,463
TonenGeneral Sekiyu KK	10,000	96,765
Toppan Printing Co., Ltd.	22,000	152,617
Toray Industries, Inc.	68,000	439,391
Toshiba Corp.	168,000	805,320
TOTO Ltd.	12,000	122,016
Toyo Seikan Kaisha Ltd.	6,100	93,896
Toyo Suisan Kaisha Ltd.	5,000	166,364
Toyoda Gosei Co., Ltd.	2,300	56,234
Toyota Boshoku Corp.	2,400	34,509
Toyota Industries Corp.	7,800	318,536
Toyota Motor Corp.	110,300	6,653,055
Toyota Tsusho Corp.	10,200	262,271
Trend Micro, Inc.	4,300	136,709
Tsumura & Co.	2,200	64,835
Ube Industries Ltd. (b)	41,000	75,853
Unicharm Corp.	5,600	316,727
United Urban Investment Corp.	85	114,750
USS Co., Ltd.	780	98,884
West Japan Railway Co.	6,400	271,426
Yahoo Japan Corp.	560	275,752
Yakult Honsha Co., Ltd.	3,400	140,987
Yamada Denki Co., Ltd.	3,280	132,805
Yamaguchi Financial Group, Inc.	7,000	68,874
Yamaha Corp.	6,100	69,891
Yamaha Motor Co., Ltd.	10,600	137,291
Yamato Holdings Co., Ltd.	13,600	286,419
Yamato Kogyo Co., Ltd.	1,300	39,706
Yamazaki Baking Co., Ltd.	4,000	46,944
Yaskawa Electric Corp.	9,000	109,229
Yokogawa Electric Corp.	8,500	101,616
The Yokohama Rubber Co., Ltd. (b)	7,000	70,289

		101,049,840
Malaysia — 0.9%
AirAsia Bhd	44,500	44,776
Alliance Financial Group Bhd	72,300	121,282
AMMB Holdings Bhd	68,800	159,486
Astro Malaysia Holdings Bhd	56,600	54,137
Axiata Group Bhd	96,300	201,684
Berjaya Sports Toto Bhd	14,208	19,651
British American Tobacco (Malaysia) Bhd	4,500	84,659
Bumi Armada Bhd (a)	43,400	53,262
CIMB Group Holdings Bhd	185,600	483,828
DiGi.Com Bhd	164,400	247,254
Felda Global Ventures Holdings Bhd	44,500	63,621
Gamuda Bhd	59,100	88,545
Genting Bhd	94,700	311,847
Genting Malaysia Bhd	107,200	131,621
Genting Plantations Bhd	10,000	29,158
Hong Leong Bank Bhd	20,540	90,092
Hong Leong Financial Group Bhd	7,000	31,930
IHH Healthcare Bhd (a)	74,700	93,382
IJM Corp. Bhd	29,600	52,865
IOI Corp. Bhd	120,000	206,778
Kuala Lumpur Kepong Bhd	16,800	115,492
Lafarge Malayan Cement Bhd	15,000	48,330
Malayan Banking Bhd	160,800	527,558
Malaysia Airports Holdings Bhd	20,900	41,740

Common Stocks	Shares	Value
Malaysia (concluded)
Maxis Communications Bhd	83,900	$182,368
MISC Bhd (a)	41,900	67,634
MMC Corp. Bhd	32,500	27,668
Parkson Holdings Bhd	24,900	30,736
Petronas Chemicals Group Bhd	104,700	219,254
Petronas Dagangan Bhd	8,900	71,268
Petronas Gas Bhd	20,700	136,851
PPB Group Bhd	17,800	79,667
Public Bank Bhd	40,800	219,904
RHB Capital Bhd	24,900	67,833
Sapurakencana Petroleum Bhd (a)	138,600	178,819
Sime Darby Bhd	104,200	315,070
Telekom Malaysia Bhd	35,000	59,820
Tenaga Nasional Bhd	110,500	289,944
UEM Land Holdings Bhd	54,900	54,012
UMW Holdings Bhd	17,800	82,030
YTL Corp. Bhd	168,360	88,205
YTL Power International Bhd	85,100	43,006

		5,517,067
Mexico — 1.2%
Alfa SAB de CV, Series A	107,300	258,697
America Movil SAB de CV, Series C	1,517,500	1,654,822
Arca Continental SAB de CV	11,972	91,720
Cemex SAB de CV (a)	486,900	517,057
Coca-Cola Femsa SAB de CV, Series L	15,600	219,671
Compartamos SAB de CV	43,600	75,104
Controladora Comercial Mexicana SAB de CV	12,600	47,891
El Puerto de Liverpool SAB de CV	6,800	80,010
Fibra Uno Administracion SA de CV	49,000	163,706
Fomento Economico Mexicano SAB de CV	83,000	860,334
Genomma Lab Internacional SAB de CV, Series B (a)	30,800	60,543
Grupo Aeroportuario del Pacifico SAB de CV, Series B	11,400	57,742
Grupo Aeroportuario del Sureste SAB de CV, Series B	7,900	87,935
Grupo Bimbo SAB de CV, Series A	64,400	195,077
Grupo Carso SAB de CV, Series A1	20,000	94,293
Grupo Comercial Chedraui SA de CV	10,900	40,286
Grupo Financiero Banorte SAB de CV, Series O	71,800	425,122
Grupo Financiero Inbursa SAB de CV, Series O	74,900	165,437
Grupo Financiero Santander Mexico SAB de CV, Series B	68,000	194,227
Grupo Mexico SAB de CV, Series B	174,723	505,394
Grupo Televisa SAB CPO	112,400	561,677
Industrias CH SAB de CV, Series B (a)	6,800	44,896
Industrias Penoles SAB de CV	5,120	154,752
Kimberly-Clark de Mexico SAB de CV, Series A	59,000	190,649
Mexichem SAB de CV	37,730	157,210
Minera Frisco SAB de CV (a)	22,100	65,870
OHL Mexico SAB de CV (a)	21,600	52,110
Wal-Mart de Mexico SAB de CV, Series V	197,500	556,035

		7,578,267
Morocco — 0.0%
Attijariwafa Bank	1,114	42,751
Douja Promotion Groupe Addoha SA	3,524	19,734
Maroc Telecom SA	2,714	31,508

		93,993

See Notes to Financial Statements.

26	BLACKROCK ACWI ex-US INDEX FUND	JUNE 30, 2013

Schedule of Investments (continued)	ACWI ex-US Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Netherlands — 2.1%
Aegon NV	68,812	$461,664
Akzo Nobel NV	10,330	582,881
ASML Holding NV	14,305	1,129,247
Corio NV	2,749	109,405
DE Master Blenders 1753 NV (a)	18,890	302,434
Delta Lloyd NV	7,455	149,398
European Aeronautic Defence and Space Co. NV	24,452	1,308,199
Fugro NV CVA	2,616	142,144
Gemalto NV	174	15,754
Gemalto NV	2,865	259,405
Heineken Holding NV	3,909	219,086
Heineken NV	8,781	558,924
ING Groep NV CVA (a)	156,881	1,433,748
Koninklijke Ahold NV	43,048	640,251
Koninklijke Boskalis Westminster NV	2,984	108,704
Koninklijke DSM NV	5,855	381,707
Koninklijke KPN NV	122,068	253,266
Koninklijke Philips Electronics NV	39,066	1,064,981
Koninklijke Vopak NV	2,556	150,864
QIAGEN NV (a)	8,669	169,630
Randstad Holding NV	4,643	190,866
Reed Elsevier NV	30,820	513,292
STMicroelectronics NV	33,081	297,294
TNT Express NV	12,660	94,853
Unilever NV CVA	64,089	2,522,817
Wolters Kluwer NV	11,811	250,174
Ziggo NV	6,444	258,837

		13,569,825
New Zealand — 0.1%
Auckland International Airport Ltd.	34,480	79,303
Contact Energy Ltd.	14,643	57,950
Fletcher Building Ltd.	26,653	173,578
SKYCITY Entertainment Group Ltd.	23,341	78,745
Telecom Corp. of New Zealand Ltd.	69,810	121,563

		511,139
Norway — 0.6%
Aker Solutions ASA	6,717	91,701
DnB NOR ASA	37,671	546,480
Gjensidige Forsikring ASA	7,262	106,985
Norsk Hydro ASA	46,801	187,669
Orkla ASA	41,875	342,852
Seadrill Ltd.	16,580	667,782
Statoil ASA	41,890	865,366
Subsea 7 SA (a)	10,269	180,044
Telenor ASA	26,663	529,607
Yara International ASA	6,914	275,724

		3,794,210
Peru — 0.1%
Compania de Minas Buenaventura SA — ADR	7,195	106,198
Credicorp Ltd.	3,199	409,344
Southern Copper Corp.	7,940	219,303

		734,845
Philippines — 0.2%
Aboitiz Equity Ventures, Inc.	67,710	78,543
Aboitiz Power Corp.	66,600	53,650
Alliance Global Group, Inc. (a)	107,000	57,525
Ayala Corp.	7,580	101,224

Common Stocks	Shares	Value
Philippines (concluded)
Ayala Land, Inc.	205,100	$143,465
Bank of the Philippine Islands	26,610	59,048
BDO Unibank, Inc.	54,304	106,439
DMCI Holdings, Inc.	29,000	34,511
Energy Development Corp.	253,900	33,946
Globe Telecom, Inc.	1,445	53,804
International Container Terminal Services, Inc.	25,800	51,714
Jollibee Foods Corp.	16,070	54,946
Metro Pacific Investments Corp.	452,000	55,027
Metropolitan Bank & Trust	8,510	21,770
Philippine Long Distance Telephone Co.	1,485	100,853
San Miguel Corp.	2,492	5,335
SM Investments Corp.	8,100	199,530
SM Prime Holdings, Inc.	237,450	89,201
Universal Robina Corp.	36,140	104,255

		1,404,786
Poland — 0.3%
Alior Bank SA (a)	1,575	42,430
Bank Handlowy w Warszawie SA	1,177	32,882
Bank Millennium SA (a)	13,346	20,939
Bank Pekao SA	5,095	229,962
Bank Zachodni WBK SA (b)	977	82,331
BRE Bank SA	487	55,948
Cyfrowy Polsat SA (a)	6,256	34,926
Enea SA	3,084	12,279
Eurocash SA	3,355	59,271
Grupa Lotos SA (a)	1,964	21,182
Jastrzebska Spolka Weglowa SA	1,221	23,562
Kernel Holding SA (a)	1,689	24,340
KGHM Polska Miedz SA	6,704	243,823
PGE SA	26,075	120,791
Polski Koncern Naftowy Orlen SA (a)	12,207	171,029
Polskie Gornictwo Naftowe i Gazownictwo SA (a)	60,671	105,993
Powszechna Kasa Oszczednosci Bank Polski SA	33,784	361,904
Powszechny Zaklad Ubezpieczen SA	2,115	260,595
Synthos SA	15,178	20,818
Tauron Polska Energia SA	36,373	47,098
Telekomunikacja Polska SA	26,559	60,935
Zaklady Azotowe w Tarnowie-Moscicach SA	1,909	42,388

		2,075,426
Portugal — 0.1%
Banco Espirito Santo SA, Registered Shares (a)	80,654	64,660
EDP — Energias de Portugal SA	75,183	242,522
Galp Energia SGPS SA	10,285	152,465
Jeronimo Martins SGPS SA	9,361	197,298
Portugal Telecom SGPS SA, Registered Shares	25,085	97,591

		754,536
Russia — 1.3%
AK Transneft OAO, Preference Shares	62	135,210
Federal Grid Co. Unified Energy System JSC (a)	13,990,000	43,371
Federal Hydrogenerating Co. JSC	5,145,000	78,952
Gazprom OAO	466,570	1,547,719
Inter Rao Ues OAO (a)	73,700,000	29,154
LSR Group OJSC — GDR	5,986	25,021
Lukoil OAO	21,446	1,233,184
Magnit OJSC	9,639	550,255
MegaFon OAO	432	13,531
MegaFon OAO	2,698	84,313

See Notes to Financial Statements.

BLACKROCK ACWI ex-US INDEX FUND	JUNE 30, 2013	27

Schedule of Investments (continued)	ACWI ex-US Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Russia (concluded)
MMC Norilsk Nickel OJSC	1,937	$280,301
Mobile Telesystems OJSC — ADR	25,629	485,413
NovaTek OAO — GDR	2,855	340,734
NovaTek OAO — GDR	459	54,851
Rosneft Oil Co.	47,050	326,047
Rostelecom OJSC	44,410	119,070
Sberbank of Russia	452,250	1,287,659
Sberbank of Russia, Preference Shares	43,500	92,503
Severstal OAO	8,310	53,045
Sistema JSFC — GDR	4,756	93,874
Surgutneftegas OJSC	264,000	208,046
Surgutneftegas OJSC, Preference Shares	265,600	166,719
Tatneft	52,390	312,905
TMK — GDR	1,167	13,421
TMK — GDR	867	10,025
Uralkali OJSC	51,350	343,440
VTB Bank OJSC	128,820,000	184,042

		8,112,805
Singapore — 1.2%
Ascendas Real Estate Investment Trust	84,000	147,208
CapitaCommercial Trust	87,000	100,364
CapitaLand Ltd.	140,000	338,237
CapitaMall Trust	100,000	156,921
CapitaMalls Asia Ltd.	60,000	86,055
City Developments Ltd.	18,000	151,429
ComfortDelGro Corp. Ltd.	128,000	183,950
DBS Group Holdings Ltd.	65,684	799,236
Genting Singapore Plc (b)	239,000	247,829
Global Logistic Properties Ltd.	121,000	261,731
Golden Agri-Resources Ltd.	311,000	136,913
Hutchison Port Holdings Trust (b)	202,000	147,924
Jardine Cycle & Carriage Ltd.	4,000	133,736
Keppel Corp. Ltd. (b)	68,000	556,195
Keppel Land Ltd.	30,000	78,889
Noble Group Ltd. (b)	168,000	127,770
Olam International Ltd. (b)	61,000	78,518
Oversea-Chinese Banking Corp.	98,000	770,391
SembCorp Industries Ltd.	40,000	155,620
SembCorp Marine Ltd. (b)	36,000	121,995
Singapore Airlines Ltd.	22,000	175,602
Singapore Exchange Ltd. (b)	32,000	176,877
Singapore Press Holdings Ltd. (b)	15,000	49,301
Singapore Technologies Engineering Ltd. (b)	61,000	200,944
Singapore Telecommunications Ltd.	229,000	678,256
Singapore Telecommunications Ltd.	72,000	212,540
StarHub Ltd.	46,000	151,247
United Overseas Bank Ltd.	49,000	765,189
UOL Group Ltd.	18,000	95,155
Wilmar International Ltd.	75,000	185,493
Yangzijiang Shipbuilding Holdings Ltd.	72,000	46,993

		7,518,508
South Africa — 1.6%
ABSA Group Ltd.	16,077	241,257
African Bank Investments Ltd.	25,659	42,362
African Rainbow Minerals Ltd.	3,893	58,875
Anglo American Platinum Ltd. (a)	2,728	81,428
AngloGold Ashanti Ltd.	14,421	206,154
Aspen Pharmacare Holdings Ltd.	11,554	265,601
Assore Ltd. (b)	1,116	36,127

Common Stocks	Shares	Value
South Africa (concluded)
Barloworld Ltd.	7,909	$65,197
Bidvest Group Ltd.	11,353	281,281
Discovery Ltd.	10,534	89,558
Exxaro Resources Ltd.	5,619	82,864
FirstRand Ltd.	117,619	344,175
The Foschini Group Ltd.	8,330	83,126
Gold Fields Ltd.	27,558	144,428
Growthpoint Properties Ltd.	62,643	167,158
Harmony Gold Mining Co., Ltd.	15,556	58,051
Impala Platinum Holdings Ltd.	20,121	189,503
Imperial Holdings Ltd.	7,462	158,404
Investec Ltd.	11,186	72,301
Kumba Iron Ore Ltd.	3,048	142,242
Liberty Holdings Ltd.	4,153	50,306
Life Healthcare Group Holdings Ltd.	38,487	145,975
Massmart Holdings Ltd.	3,891	70,577
MMI Holdings Ltd.	78,250	175,207
Mr. Price Group Ltd.	9,634	131,318
MTN Group Ltd.	69,579	1,294,128
Nampak Ltd.	21,723	72,256
Naspers Ltd., Class N	16,195	1,195,380
Nedbank Group Ltd.	8,185	145,299
Netcare Ltd.	42,411	98,802
Northam Platinum Ltd. (a)	12,830	41,431
Pick n Pay Stores Ltd.	7,638	30,614
PPC Ltd.	16,592	50,002
Redefine Properties Ltd.	95,519	101,365
Remgro Ltd.	18,457	354,563
Reunert Ltd.	6,807	47,515
RMB Holdings Ltd.	24,997	99,768
RMI Holdings	25,706	65,458
Sanlam Ltd.	67,239	312,480
Sappi Ltd. (a)	17,974	44,306
Sasol Ltd.	20,872	908,720
Shoprite Holdings Ltd.	16,077	301,997
The Spar Group Ltd.	6,250	75,844
Standard Bank Group Ltd.	45,503	512,760
Steinhoff International Holdings Ltd. (a)	50,185	124,466
Tiger Brands Ltd.	6,185	184,687
Truworths International Ltd.	16,233	142,880
Vodacom Group Ltd.	14,018	148,760
Woolworths Holdings Ltd.	29,483	192,175

		9,929,131
South Korea — 3.1%
Amorepacific Corp.	131	104,949
Amorepacific Group	108	32,877
BS Financial Group, Inc.	6,180	77,769
Celltrion, Inc.	2,609	95,492
Cheil Industries, Inc.	1,071	83,641
Cheil Worldwide, Inc. (a)	3,810	81,788
CJ CheilJedang Corp.	288	65,256
CJ Corp.	545	54,040
Coway Co., Ltd.	2,010	97,674
Daelim Industrial Co., Ltd.	1,072	80,805
Daewoo Engineering & Construction Co., Ltd. (a)	4,240	26,176
Daewoo International Corp.	1,810	55,679
Daewoo Securities Co., Ltd.	7,690	66,982
Daewoo Shipbuilding & Marine Engineering Co., Ltd.	3,430	75,153
DGB Financial Group, Inc.	5,040	68,503
Dongbu Insurance Co., Ltd.	1,630	68,740

See Notes to Financial Statements.

28	BLACKROCK ACWI ex-US INDEX FUND	JUNE 30, 2013

Schedule of Investments (continued)	ACWI ex-US Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
South Korea (continued)
Doosan Corp.	275	$30,830
Doosan Heavy Industries & Construction Co., Ltd.	2,006	74,288
Doosan Infracore Co., Ltd. (a)	3,880	36,059
E-Mart Co., Ltd.	820	144,006
GS Engineering & Construction Corp.	1,711	41,794
GS Holdings	2,095	93,768
Halla Visteon Climate Control Corp.	1,460	46,147
Hana Financial Group, Inc.	10,611	306,993
Hankook Tire Co., Ltd.	2,976	137,058
Hanwha Chem Corp.	3,100	45,013
Hanwha Corp.	2,030	51,894
Hite Jinro Co., Ltd.	1,410	38,416
Hynix Semiconductor, Inc. (a)	19,510	529,553
Hyosung Corp.	1,076	55,295
Hyundai Department Store Co., Ltd.	627	82,048
Hyundai Development Co.	2,140	46,483
Hyundai Engineering & Construction Co., Ltd.	2,657	129,207
Hyundai Glovis Co., Ltd.	498	84,205
Hyundai Heavy Industries Co., Ltd.	2,036	324,771
Hyundai Hysco Co., Ltd.	1,300	38,806
Hyundai Marine & Fire Insurance Co., Ltd.	2,370	62,752
Hyundai Merchant Marine Co., Ltd. (a)	6,243	78,077
Hyundai Mipo Dockyard	429	46,882
Hyundai Mobis	2,878	685,173
Hyundai Motor Co.	6,182	1,212,479
Hyundai Motor Co. Preference Shares	908	76,885
Hyundai Motor Co. Second Preference Shares	1,304	113,774
Hyundai Securities Co., Ltd.	5,100	28,327
Hyundai Steel Co.	2,080	116,461
Hyundai Wia Corp.	616	91,058
Industrial Bank of Korea	6,340	60,478
Kangwon Land, Inc.	3,940	108,580
KB Financial Group, Inc.	11,897	352,837
KCC Corp.	148	42,309
Kia Motors Corp.	11,364	613,681
Korea Aerospace Industries Ltd.	1,410	37,549
Korea Electric Power Corp. (a)	9,890	227,480
Korea Gas Corp.	990	45,544
Korea Investment Holdings Co., Ltd.	1,590	57,408
Korea Life Insurance Co., Ltd.	7,120	40,983
Korea Zinc Co., Ltd.	352	85,267
Korean Air Lines Co., Ltd. (a)	1,510	40,476
KT Corp.	1,200	37,519
KT&G Corp.	4,231	274,892
Kumho Petro Chemical Co., Ltd.	625	44,896
LG Chem Ltd.	1,844	406,080
LG Chem Ltd., Preference Shares	179	17,948
LG Corp.	3,512	194,440
LG Display Co., Ltd. (a)	9,060	216,170
LG Electronics, Inc.	4,019	255,442
LG Household & Health Care Ltd.	359	174,867
LG Innotek Co., Ltd. (a)	412	32,613
LG Uplus Corp. (a)	7,600	79,524
Lotte Chemical Corp.	696	86,442
Lotte Confectionery Co., Ltd.	24	33,692
Lotte Shopping Co., Ltd.	441	136,592
LS Corp.	758	45,830
LS Industrial Systems Co., Ltd.	737	36,832
Mirae Asset Securities Co., Ltd.	940	34,103
NCSoft Corp.	636	89,641

Common Stocks	Shares	Value
South Korea (concluded)
NHN Corp.	1,576	$400,123
OCI Co., Ltd.	610	71,147
Orion Corp.	140	116,651
POSCO	2,539	661,806
S-Oil Corp.	1,820	116,043
S1 Corp.	802	43,993
Samsung C&T Corp.	4,814	225,907
Samsung Card Co.	1,760	59,723
Samsung Electro-Mechanics Co., Ltd.	2,209	167,685
Samsung Electronics Co., Ltd.	4,377	5,115,942
Samsung Electronics Co. Ltd., Preference Shares	845	651,645
Samsung Engineering Co., Ltd.	1,226	78,947
Samsung Fire & Marine Insurance Co., Ltd.	1,369	278,796
Samsung Heavy Industries Co., Ltd.	5,960	185,455
Samsung Life Insurance Co., Ltd.	2,325	219,449
Samsung SDI Co., Ltd.	1,321	156,809
Samsung Securities Co., Ltd.	2,130	85,397
Samsung Techwin Co., Ltd.	1,405	79,833
Shinhan Financial Group Co., Ltd.	16,436	538,903
Shinsegae Co., Ltd.	302	55,595
SK C&C Co., Ltd.	797	69,367
SK Holdings Co., Ltd.	1,005	148,640
SK Innovation Co., Ltd.	2,991	352,353
SK Networks Co., Ltd.	4,560	25,549
SK Telecom Co., Ltd.	354	65,103
Woori Finance Holdings Co., Ltd.	14,240	130,760
Woori Investment & Securities Co., Ltd.	5,010	48,801
Yuhan Corp.	261	42,030

		20,086,593
Spain — 2.0%
Abertis Infraestructuras SA	19,087	332,564
Acciona SA	1,048	55,253
ACS Actividades de Construccion y Servicios SA	5,404	142,958
Amadeus IT Holding SA, Class A	17,004	544,216
Banco Bilbao Vizcaya Argentaria SA	218,196	1,833,689
Banco de Sabadell SA (b)	105,794	175,508
Banco Popular Espanol SA (a)	47,077	144,120
Banco Santander SA	420,806	2,692,839
Bankia SA (a)	154,493	119,451
CaixaBank	44,604	137,004
Cemex Latam Holdings SA (a)	6,102	40,644
Distribuidora Internacional de Alimentacion SA	22,281	168,317
Enagas SA	7,508	185,568
Ferrovial SA	20,377	325,319
Gas Natural SDG SA (b)	13,361	269,191
Grifols SA	6,069	222,971
Iberdrola SA	199,929	1,056,545
Inditex SA	8,209	1,012,541
International Consolidated Airlines Group SA (a)	36,529	146,659
Mapfre SA (b)	29,327	95,418
Red Electrica Corp. SA	4,040	222,149
Repsol YPF SA	34,805	734,558
Telefonica SA (a)	160,819	2,069,000
Zardoya Otis SA	5,323	75,381

		12,801,863
Sweden — 2.2%
Alfa Laval AB	12,460	254,499
Assa Abloy AB, Class B	12,423	485,513
Atlas Copco AB, Class A	28,888	696,253

See Notes to Financial Statements.

BLACKROCK ACWI ex-US INDEX FUND	JUNE 30, 2013	29

Schedule of Investments (continued)	ACWI ex-US Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Sweden (concluded)
Atlas Copco AB, Class B	14,205	$303,997
Boliden AB	15,717	194,817
Electrolux AB, Class B	8,782	221,612
Elekta AB, Class B	13,916	211,503
Getinge AB, Class B	7,367	223,669
Hennes & Mauritz AB, Class B	35,556	1,169,841
Hexagon AB, Class B	12,819	342,669
Husqvarna AB, Class B	14,213	75,061
Industrivarden AB, Class C	4,247	70,918
Investment AB Kinnevik, Class B (b)	9,786	250,885
Investor AB, Class B	17,878	479,861
Lundin Petroleum AB (a)	8,469	167,506
Millicom International Cellular SA	2,222	160,033
Nordea Bank AB	98,472	1,099,663
Ratos AB, Class B	7,628	59,157
Sandvik AB	49,895	595,912
Scania AB, Class B	11,864	237,362
Securitas AB, Class B (b)	10,778	94,224
Skandinaviska Enskilda Banken AB, Class A	57,136	545,477
Skanska AB, Class B	18,752	310,762
SKF AB, Class B	18,027	422,320
Svenska Cellulosa AB, Class B	21,423	537,262
Svenska Handelsbanken AB, Class A (b)	18,510	741,593
Swedbank AB, Class A	40,060	917,556
Swedish Match AB	7,917	281,010
Tele2 AB, Class B	11,966	140,475
Telefonaktiebolaget LM Ericsson, Class B	114,606	1,299,612
TeliaSonera AB	87,322	569,053
Volvo AB, Class B	62,607	835,456

		13,995,531
Switzerland — 6.7%
ABB Ltd., Registered Shares	86,071	1,864,466
Actelion Ltd., Registered Shares	4,446	267,817
Adecco SA, Registered Shares	5,087	289,714
Aryzta AG	3,394	190,516
Baloise Holding AG, Registered Shares	1,783	173,174
Banque Cantonale Vaudoise	119	58,988
Barry Callebaut AG, Registered Shares	167	152,845
Cie Financiere Richemont SA, Bearer A Shares	20,528	1,810,328
Coca-Cola HBC AG (a)	563	13,178
Coca-Cola HBC AG	7,267	169,902
Credit Suisse Group AG, Registered Shares	59,180	1,566,736
EMS-Chemie Holding AG	290	85,894
Geberit AG, Registered Shares	1,671	413,946
Givaudan SA, Registered Shares	391	503,833
Glencore Xstrata Plc	376,288	1,557,636
Holcim Ltd., Registered Shares	10,337	719,520
Julius Baer Group Ltd.	8,584	335,020
Kuehne & Nagel International AG, Registered Shares	2,714	297,767
Lindt & Spruengli AG	5	217,555
Lindt & Spruengli AG, Registered Shares	36	135,135
Lonza Group AG, Registered Shares	2,046	153,731
Nestle SA, Registered Shares	126,951	8,330,571
Novartis AG, Registered Shares	90,822	6,432,972
Pargesa Holding SA	1,781	118,670
Partners Group Holding AG	644	174,317
Roche Holding AG	27,813	6,903,107
Schindler Holding AG Participation Certificates	1,765	245,579
Schindler Holding AG, Registered Shares	751	101,711
SGS SA, Registered Shares	237	508,820

Common Stocks	Shares	Value
Switzerland (concluded)
Sika AG, Registered Shares	103	$266,331
Sonova Holding AG, Registered Shares	1,994	210,956
Sulzer AG, Registered Shares	898	143,395
Swatch Group AG, Bearer Shares	1,285	701,917
Swatch Group AG, Registered Shares	1,513	142,274
Swiss Life Holding AG, Registered Shares	1,247	202,416
Swiss Prime Site AG, Registered Shares	2,222	163,348
Swiss Re AG	13,024	968,997
Swisscom AG, Registered Shares	1,140	499,058
Syngenta AG, Registered Shares	3,479	1,356,667
Transocean Ltd.	13,295	638,386
UBS AG, Registered Shares	142,177	2,413,288
Zurich Insurance Group AG	5,525	1,432,130

		42,932,611
Taiwan — 2.5%
Acer, Inc. (a)	105,000	74,641
Advanced Semiconductor Engineering, Inc.	214,097	178,225
Advantech Co., Ltd.	12,000	56,915
Asia Cement Corp.	82,462	101,274
Asustek Computer, Inc.	26,220	224,307
AU Optronics Corp. (a)	333,000	118,258
Catcher Technology Co., Ltd.	26,000	134,411
Cathay Financial Holding Co., Ltd.	270,447	367,546
Chailease Holding Co., Ltd.	28,000	65,535
Chang Hwa Commercial Bank	157,717	86,684
Cheng Shin Rubber Industry Co., Ltd.	67,336	211,538
Cheng Uei Precision Industry Co., Ltd.	15,079	29,595
Chicony Electronics Co., Ltd.	15,315	39,801
China Airlines Ltd. (a)	103,687	38,840
China Development Financial Holding Corp. (a)	549,765	153,764
China Life Insurance Co., Ltd. (a)	124,831	122,727
China Motor Corp.	17,000	14,957
China Petrochemical Development Corp.	53,612	27,187
China Steel Corp.	419,743	343,176
Chunghwa Telecom Co., Ltd.	174,000	582,204
Clevo Co.	19,805	33,483
Compal Electronics, Inc.	153,000	85,543
CTBC Financial Holding Co., Ltd.	476,329	294,000
CTCI Corp.	21,000	38,087
Delta Electronics, Inc.	70,000	317,904
E.Sun Financial Holding Co., Ltd.	175,039	106,407
Epistar Corp.	32,000	55,753
Eva Airways Corp. (a)	59,000	33,560
Evergreen Marine Corp. Taiwan Ltd. (a)	69,000	37,585
Far Eastern Department Stores Co., Ltd.	32,907	31,148
Far Eastern New Century Corp.	104,162	112,402
Far EasTone Telecommunications Co., Ltd.	61,000	163,486
Farglory Land Development Co., Ltd.	9,000	16,483
Feng Hsin Iron & Steel Co.	17,000	29,952
First Financial Holding Co., Ltd.	226,809	133,675
Formosa Chemicals & Fibre Corp.	112,000	273,907
Formosa International Hotels Corp.	1,100	12,873
Formosa Petrochemical Corp.	41,000	104,049
Formosa Plastics Corp.	151,000	364,229
Formosa Taffeta Co., Ltd.	31,000	29,362
Foxconn Technology Co., Ltd.	27,902	67,156
Fubon Financial Holding Co., Ltd.	225,952	306,912
Giant Manufacturing Co., Ltd.	12,000	82,254
Hermes Microvision, Inc.	1,000	28,709
Highwealth Construction Corp.	15,000	31,373

See Notes to Financial Statements.

30	BLACKROCK ACWI ex-US INDEX FUND	JUNE 30, 2013

Schedule of Investments (continued)	ACWI ex-US Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Taiwan (continued)
Hiwin Technologies Corp.	8,150	$48,286
Hon Hai Precision Industry Co., Ltd.	418,000	1,021,604
Hotai Motor Co., Ltd.	10,000	107,210
HTC Corp.	28,050	222,238
Hua Nan Financial Holdings Co., Ltd.	185,440	103,587
Innolux Corp. (a)	255,401	126,115
Inventec Corp.	76,470	42,355
Kinsus Interconnect Technology Corp.	11,000	41,566
Largan Precision Co., Ltd.	3,000	95,187
LCY Chemical Corp.	22,497	27,991
Lite-On Technology Corp.	71,265	124,568
MediaTek, Inc.	46,000	530,315
Mega Financial Holding Co., Ltd.	327,072	247,080
Merida Industry Co., Ltd.	7,000	41,326
MStar Semiconductor, Inc.	7,100	50,900
Nan Kang Rubber Tire Co., Ltd.	14,819	17,063
Nan Ya Plastics Corp.	179,000	374,778
Novatek Microelectronics Corp.	21,000	101,175
Pegatron Corp. (a)	59,000	96,898
Phison Electronics Corp.	5,000	40,914
Pou Chen Corp.	81,000	76,509
Powertech Technology, Inc.	26,100	48,703
President Chain Store Corp.	22,000	143,810
Quanta Computer, Inc.	91,000	195,737
Radiant Opto-Electronics Corp.	14,300	46,642
Realtek Semiconductor Corp.	15,090	35,535
Ruentex Development Co., Ltd.	18,000	32,422
Ruentex Industries Ltd.	16,000	35,147
ScinoPharm Taiwan Ltd.	11,000	25,235
Shin Kong Financial Holding Co., Ltd. (a)	424,000	142,086
Siliconware Precision Industries Co.	153,000	192,623
Simplo Technology Co., Ltd.	9,600	41,372
SinoPac Financial Holdings Co., Ltd.	267,209	126,369
Standard Foods Corp.	12,440	39,181
Synnex Technology International Corp.	45,000	58,460
Taishin Financial Holding Co., Ltd.	244,118	107,177
Taiwan Business Bank (a)	174,080	51,675
Taiwan Cement Corp.	126,000	154,378
Taiwan Cooperative Financial Holding	180,225	99,565
Taiwan Fertilizer Co., Ltd.	30,000	72,128
Taiwan Glass Industry Corp.	30,720	27,594
Taiwan Mobile Co., Ltd.	63,800	251,350
Taiwan Semiconductor Manufacturing Co., Ltd.	1,001,000	3,623,714
Teco Electric & Machinery Co., Ltd.	63,000	62,712
TPK Holding Co., Ltd.	8,887	141,372
Transcend Information, Inc.	6,000	18,503
Tripod Technology Corp.	19,000	40,769
TSRC Corp.	20,200	38,658
Tung Ho Steel Enterprise Corp.	30,000	27,194
U-Ming Marine Transport Corp.	19,000	29,734
Uni-President Enterprises Corp.	158,906	308,892
Unimicron Technology Corp.	45,000	42,857
United Microelectronics Corp.	453,000	216,800
Vanguard International Semiconductor Corp.	29,000	32,587
Walsin Lihwa Corp. (a)	130,000	36,587
Wan Hai Lines Ltd.	31,000	15,913
Wistron Corp.	75,606	76,234
WPG Holdings Ltd.	54,270	63,826
Yang Ming Marine Transport Corp. (a)	61,000	25,158
Yuanta Financial Holding Co., Ltd.	337,733	175,031
Yulon Motor Co., Ltd.	29,000	46,230

Common Stocks	Shares	Value
Taiwan (concluded)
Zhen Ding Technology Holding Ltd.	10,200	$23,143

		16,272,645
Thailand — 0.6%
Advanced Info Service PCL — NVDR	41,900	378,794
Airports of Thailand PCL — NVDR	15,000	81,063
Bangkok Bank PCL — NVDR	19,300	125,984
Bangkok Bank PCL Foreign Registered	46,600	310,370
Bangkok Dusit Medical Services PCL — NVDR	10,800	54,561
Bank of Ayudhya PCL — NVDR	84,700	96,328
Banpu PCL — NVDR	11,800	91,390
BEC World PCL — NVDR	34,200	64,707
Central Pattana PCL — NVDR	45,600	65,805
Charoen Pokphand Foods PCL — NVDR	108,000	89,423
CP ALL PCL — NVDR	166,000	207,949
Glow Energy PCL — NVDR	17,900	41,284
Indorama Ventures PCL — NVDR	39,200	22,442
IRPC PCL — NVDR	287,500	30,424
Kasikornbank PCL — NVDR	24,200	147,747
Kasikornbank PCL Foreign Registered	61,100	383,033
Krung Thai Bank PCL	121,875	79,203
PTT Exploration & Production PCL — NVDR	48,522	246,798
PTT Global Chemical PCL — NVDR	51,868	114,517
PTT Global Chemical PCL, Foreign Registered	6,300	14,016
PTT PCL — NVDR	30,000	322,613
Siam Cement PCL — NVDR	4,500	64,432
Siam Cement PCL, Foreign Registered	18,100	265,589
Siam Commercial Bank PCL — NVDR	61,500	338,657
Siam Makro PCL — NVDR	3,700	92,798
Thai Oil PCL — NVDR	46,800	94,365

		3,824,292
Turkey — 0.4%
Akbank TAS	68,319	278,009
Anadolu Efes Biracilik Ve Malt Sanayii AS	8,367	121,375
Arcelik AS	8,048	53,160
BIM Birlesik Magazalar AS	8,002	173,561
Coca-Cola Icecek AS	2,369	68,170
Emlak Konut Gayrimenkul Yatirim Ortakligi AS	31,406	44,237
Enka Insaat ve Sanayi AS	12,574	31,541
Eregli Demir ve Celik Fabrikalari TAS	59,538	61,319
Ford Otomotiv Sanayi AS	2,700	37,232
Haci Omer Sabanci Holding AS	32,581	171,292
KOC Holding AS	22,937	109,919
Koza Altin Isletmeleri AS	2,236	27,253
TAV Havalimanlari Holding AS	5,354	31,315
Tofas Turk Otomobil Fabrikasi AS	4,704	29,341
Tupras Turkiye Petrol Rafinerileri AS	4,814	117,549
Turk Hava Yollari	22,535	87,555
Turk Telekomunikasyon AS	18,988	73,490
Turkcell Iletisim Hizmetleri AS (a)	29,385	169,044
Turkiye Garanti Bankasi AS	111,433	485,735
Turkiye Halk Bankasi AS	24,596	208,401
Turkiye Is Bankasi, Class C	61,680	182,048
Turkiye Sise ve Cam Fabrikalari AS	18,076	25,283
Turkiye Vakiflar Bankasi Tao, Class D	32,010	79,707
Yapi ve Kredi Bankasi AS	36,093	82,053

		2,748,589
United Kingdom — 14.9%
3i Group Plc	38,935	199,920

See Notes to Financial Statements.

BLACKROCK ACWI ex-US INDEX FUND	JUNE 30, 2013	31

Schedule of Investments (continued)	ACWI ex-US Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
United Kingdom (continued)
Aberdeen Asset Management Plc	37,649	$219,104
Admiral Group Plc	7,589	152,872
Aggreko Plc	10,059	251,419
AMEC Plc	15,768	241,159
Anglo American Plc	55,430	1,068,170
Antofagasta Plc	20,640	250,097
ARM Holdings Plc	52,793	638,641
Associated British Foods Plc	13,486	355,761
AstraZeneca Plc	49,246	2,328,292
Aviva Plc	130,607	673,167
Babcock International Group Plc	17,988	302,035
BAE Systems Plc	120,573	702,155
Barclays Plc	479,615	2,042,556
BG Group Plc	132,807	2,256,928
BHP Billiton Plc	83,156	2,120,297
BP Plc	753,423	5,228,713
British American Tobacco Plc	74,686	3,830,610
British Land Co. Plc	35,356	304,577
British Sky Broadcasting Group Plc	39,865	480,251
BT Group Plc	312,996	1,469,437
Bunzl Plc	12,057	235,161
Burberry Group Plc	17,075	351,275
The Capita Group Plc	24,484	359,890
Capital Shopping Centres Group Plc	43,288	205,772
Carnival Plc	7,129	247,803
Centrica Plc	194,652	1,064,690
Cobham Plc	37,984	151,444
Compass Group Plc	78,293	1,000,395
Croda International Plc	5,111	192,736
Diageo Plc	98,081	2,812,599
Direct Line Insurance Group Plc	29,128	103,224
easyJet Plc	6,718	132,418
Experian Plc	43,390	754,108
Fresnillo Plc	6,858	92,589
G4S Plc	51,429	181,338
GKN Plc	59,153	270,766
GlaxoSmithKline Plc	194,012	4,849,566
Hammerson Plc	39,403	292,160
Hargreaves Lansdown Plc	8,504	114,866
HSBC Holdings Plc	725,226	7,507,641
ICAP Plc	21,215	117,135
IMI Plc	12,521	236,002
Imperial Tobacco Group Plc	37,083	1,285,838
Inmarsat Plc	22,786	233,352
InterContinental Hotels Group Plc	12,985	356,857
Intertek Group Plc	6,011	267,198
Invensys Plc	24,125	151,071
Investec Plc	23,594	148,480
ITV Plc	144,432	307,937
J Sainsbury Plc	60,626	327,674
Johnson Matthey Plc	9,354	373,738
Kingfisher Plc	106,363	554,557
Land Securities Group Plc	35,505	476,858
Legal & General Group Plc	263,236	686,085
Lloyds Banking Group Plc (a)	1,845,075	1,771,846
London Stock Exchange Group Plc	6,716	136,509
Marks & Spencer Group Plc	61,244	400,734
Meggitt Plc	29,787	234,682
Melrose Industries Plc	49,078	186,018
National Grid Plc	137,095	1,554,056

Common Stocks	Shares	Value
United Kingdom (concluded)
Next Plc	6,071	$420,539
Old Mutual Plc	185,137	508,221
Pearson Plc	30,772	547,258
Persimmon Plc (a)	11,552	207,369
Petrofac Ltd.	9,685	176,299
Prudential Plc	101,733	1,660,565
Randgold Resources Ltd.	4,997	316,642
Reckitt Benckiser Group Plc	25,472	1,801,800
Reed Elsevier Plc	46,364	527,259
Resolution Ltd.	65,993	285,860
Rexam Plc	28,898	209,719
Rio Tinto Plc	49,489	2,012,665
Rolls-Royce Holdings Plc	70,719	1,217,667
Royal Bank of Scotland Group Plc (a)	82,134	340,838
Royal Dutch Shell Plc, Class A	148,800	4,753,267
Royal Dutch Shell Plc, Class B	101,163	3,350,410
RSA Insurance Group Plc	139,980	253,951
SABMiller Plc	36,104	1,730,946
The Sage Group Plc	58,966	304,749
Schroders Plc	4,276	141,950
Segro Plc	29,294	124,273
Serco Group Plc	18,568	174,615
Severn Trent Plc	12,139	307,381
Shire Plc	23,652	749,536
Smith & Nephew Plc	42,893	480,395
Smiths Group Plc	14,828	295,000
SSE Plc	40,437	936,422
Standard Chartered Plc	96,603	2,097,287
Standard Life Plc	90,045	473,877
Tate & Lyle Plc	18,414	231,034
Tesco Plc	302,313	1,522,392
Travis Perkins Plc	9,348	206,986
TUI Travel Plc	18,452	100,043
Tullow Oil Plc	34,510	525,339
Unilever Plc	51,064	2,067,182
United Utilities Group Plc	25,975	270,249
Vedanta Resources Plc	3,922	60,959
Vodafone Group Plc	1,927,963	5,524,914
The Weir Group Plc	7,974	260,740
Whitbread Plc	6,888	320,427
William Hill Plc	32,928	220,811
WM Morrison Supermarkets Plc	81,621	324,888
Wolseley Plc	10,494	484,188
WPP Plc	54,116	924,995

		95,295,136
Total Common Stocks — 97.2%		622,593,588

Investment Companies
India — 1.4%
iShares India 50 ETF (c)	409,746	9,141,433
Total Investment Companies — 1.4%		9,141,433

Rights (a)
France — 0.0%
Groupe Fnac (Expires 5/15/15)	2,856	7,446

See Notes to Financial Statements.

32	BLACKROCK ACWI ex-US INDEX FUND	JUNE 30, 2013

Schedule of Investments (continued)	ACWI ex-US Index Master Portfolio (Percentages shown are based on Net Assets)

Rights (a)	Shares	Value
Hong Kong — 0.0%
New World Development Co. Ltd. (Expires 8/30/13)	1,837	—
First Pacific Co. Ltd. (Expires 8/28/13)	10,750	—
Taiwan — 0.0%
Shin Kong Financial Holding Co., Ltd. (expires 8/09/13)	11,788	—
Total Rights — 0.0%		$7,446
Total Long-Term Investments (Cost — $599,732,456) — 98.6%		631,742,467

Short-Term Securities	Shares	Value
United States — 2.1%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.16% (c)(d)(e)	12,050,070	$12,050,070
BlackRock Cash Funds: Prime, SL Agency Shares, 0.15% (c)(d)(e)	1,184,120	1,184,120
Total Short-Term Securities (Cost — $13,234,190) — 2.1%		13,234,190
Total Investments (Cost — $612,966,646*) — 100.7%		644,976,657
Liabilities in Excess of Other Assets — (0.7)%		(4,527,426)

Net Assets — 100.0%		$640,449,231

Notes to Schedule of Investments

*	As of June 30, 2013, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$620,083,674

Gross unrealized appreciation	$55,912,943
Gross unrealized depreciation	(31,019,960)

Net unrealized appreciation	$24,892,983

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Investments in issuers considered to be an affiliate of the Master Portfolio during the six months ended June 30, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2012	Shares Purchased		Shares Sold	Shares Held at June 30, 2013	Value at June 30, 2013	Income	Realized Gain
BlackRock Cash Funds: Institutional, SL Agency Shares	7,988,899	4,061,171	[1]	—	12,050,070	$12,050,070	$12,744	—
BlackRock Cash Funds: Prime, SL Agency Shares	—	1,184,120	[1]	—	1,184,120	$1,184,120	$3,338	—
iShares India 50 ETF	238,211	171,535		—	409,746	$9,141,433	$38,540	—

[1]	Represents net share activity.

(d)	Represents the current yield as of report date.

(e)	All or a portion of security was purchased with the cash collateral from loaned securities.

•	Financial futures contracts as of June 30, 2013 were as follows:

Contracts Purchased	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation (Depreciation)
43	MSCI Emerging Markets Mini Index	NYSE Liffe U.S.	September 2013	$2,007,455	$14,596
76	E-Mini MSCI EAFE Index	NYSE Liffe U.S.	September 2013	$6,230,860	(106,968)
Total					$(92,372)

•	Foreign currency exchange contracts as of June 30, 2013 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
TWD	10,507,000	USD	350,619	State Street Bank & Trust Company	7/01/13	$(47)
AUD	1,161,000	USD	1,062,721	Credit Suisse International	7/02/13	(929)
BRL	896,000	USD	405,705	State Street Bank & Trust Company	7/02/13	(4,155)
CAD	1,342,000	USD	1,272,098	Credit Suisse International	7/02/13	3,931
CHF	1,079,000	USD	1,140,411	Credit Suisse International	7/02/13	1,932
DKK	862,000	USD	150,223	Credit Suisse International	7/02/13	212
EUR	2,786,000	USD	3,621,382	Credit Suisse International	7/02/13	5,013
GBP	1,741,000	USD	2,640,575	Credit Suisse International	7/02/13	7,398
HKD	7,523,000	USD	969,912	Credit Suisse International	7/02/13	41
JPY	257,344,000	USD	2,590,668	Credit Suisse International	7/02/13	4,049

See Notes to Financial Statements.

BLACKROCK ACWI ex-US INDEX FUND	JUNE 30, 2013	33

Schedule of Investments (continued)	ACWI ex-US Index Master Portfolio

Foreign currency exchange contracts as of June 30, 2013 were as follows (concluded):

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
KRW	560,938,000	USD	491,275	State Street Bank & Trust Company	7/02/13	$(108)
MXN	3,166,000	USD	243,055	Credit Suisse International	7/02/13	1,283
MYR	184,000	USD	58,246	State Street Bank & Trust Company	7/02/13	(9)
NOK	618,000	USD	101,211	Credit Suisse International	7/02/13	528
PLN	161,000	USD	48,329	Credit Suisse International	7/02/13	126
SEK	2,463,000	USD	364,919	Credit Suisse International	7/02/13	2,359
SGD	247,000	USD	194,749	Credit Suisse International	7/02/13	123
TRY	183,000	USD	94,835	Credit Suisse International	7/02/13	48
ZAR	2,586,000	USD	260,496	Credit Suisse International	7/02/13	1,111
Total						$22,906

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Master Portfolio has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Master Portfolio’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Master Portfolio’s investments and derivative financial instruments categorized in the disclosure hierarchy as of June 30, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Australia	$1,077,532	$34,627,570	—	$35,705,102
Austria	—	1,149,614	—	1,149,614
Belgium	89,314	5,136,404	—	5,225,718
Brazil	15,624,132	—	—	15,624,132
Canada	46,042,467	—	—	46,042,467
Chile	2,569,216	—	—	2,569,216
China	49,510	23,618,890	—	23,668,400
Colombia	1,479,190	—	—	1,479,190
Czech Republic	58,878	240,547	—	299,425
Denmark	236,573	4,835,115	—	5,071,688
Egypt	206,499	104,419	—	310,918
Finland	—	3,541,716	—	3,541,716
France	286,988	40,214,247	—	40,501,235
Germany	—	38,613,963	—	38,613,963
Greece	—	151,417	—	151,417
Hong Kong	—	15,036,482	—	15,036,482
Hungary	27,759	273,569	—	301,328
Indonesia	—	4,332,947	—	4,332,947

See Notes to Financial Statements.

34	BLACKROCK ACWI ex-US INDEX FUND	JUNE 30, 2013

Schedule of Investments (concluded)	ACWI ex-US Index Master Portfolio

	Level 1	Level 2	Level 3	Total
Assets (concluded):
Investments (concluded):
Long-Term Investments (concluded):
Common Stocks (concluded):
Ireland	$301,334	$1,152,434	—	$1,453,768
Israel	—	2,170,294	—	2,170,294
Italy	—	8,742,930	—	8,742,930
Japan	43,476	101,006,364	—	101,049,840
Malaysia	575,953	4,941,114	—	5,517,067
Mexico	7,578,267	—	—	7,578,267
Morocco	42,751	51,242	—	93,993
Netherlands	577,593	12,992,232	—	13,569,825
New Zealand	—	511,139	—	511,139
Norway	180,044	3,614,166	—	3,794,210
Peru	734,845	—	—	734,845
Philippines	53,650	1,351,136	—	1,404,786
Poland	176,528	1,898,898	—	2,075,426
Portugal	—	754,536	—	754,536
Russia	1,006,459	7,106,346	—	8,112,805
Singapore	—	7,518,508	—	7,518,508
South Africa	378,562	9,550,569	—	9,929,131
South Korea	449,908	19,636,685	—	20,086,593
Spain	160,095	12,641,768	—	12,801,863
Sweden	—	13,995,531	—	13,995,531
Switzerland	183,080	42,749,531	—	42,932,611
Taiwan	—	16,272,645	—	16,272,645
Thailand	14,016	3,810,276	—	3,824,292
Turkey	68,170	2,680,419	—	2,748,589
United Kingdom	103,224	95,191,912	—	95,295,136
Investment Companies:
India	9,141,433	—	—	9,141,433
Rights:
France	7,446	—	—	7,446
Short-Term Securities	13,234,190	—	—	13,234,190

Total	$102,759,082	$542,217,575	—	$644,976,657

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Equity contracts	—	$14,596	—	$14,596
Foreign currency exchange contracts	—	28,154	—	28,154
Liabilities:
Equity contracts	$(106,968)	—	—	(106,968)
Foreign currency exchange contracts	—	(5,248)	—	(5,248)

Total	$(106,968)	$37,502	—	$(69,466)

[1]

Derivative financial instruments are financial futures contracts and foreign currency exchange contracts. Financial futures contracts and foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument.

Certain of the Master Portfolio’s assets and liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of June 30, 2013, such assets and liabilities are categorized within the disclosure hierarchy as follows.

	Level 1	Level 2	Level 3	Total

Assets:
Cash pledged for financial futures contracts	$563,000	—	—	$563,000
Foreign currency at value	4,054,584	—	—	4,054,584
Liabilities:
Collateral on securities loaned at value	—	$(8,164,186)	—	(8,164,186)

Total	$4,617,584	$(8,164,186)	—	$(3,546,602)

Certain foreign securities are fair valued utilizing an external pricing service to reflect any significant market movements between the time the Master Portfolio values such foreign securities and the earlier closing of foreign markets. Such fair valuations are categorized as Level 2 in the disclosure hierarchy. As of December 31, 2012, there were securities with a value of $12,759,677 that were systematically fair valued due to significant market movements, but were not valued using systematic fair values as of June 30, 2013. Therefore, these securities were transferred from Level 2 to Level 1 during the period January 1, 2013 to June 30, 2013.

See Notes to Financial Statements.

BLACKROCK ACWI ex-US INDEX FUND	JUNE 30, 2013	35

Statement of Assets and Liabilities	ACWI ex-US Index Master Portfolio

June 30, 2013 (Unaudited)

Assets
Investments at value — unaffiliated (including securities loaned of $7,635,580) (cost — $590,661,191)	$622,601,034
Investments at value — affiliated (cost — $22,305,455)	22,375,623
Foreign currency at value (cost — $4,094,219)	4,054,584
Contributions receivable from investors	14,491,950
Dividends receivable	2,163,853
Cash pledged for financial futures contracts	563,000
Unrealized appreciation on foreign currency exchange contracts	28,154
Investments sold receivable	13,784
Variation margin receivable	12,234
Prepaid expenses	166

Total assets	666,304,382

Liabilities
Collateral on securities loaned at value	8,164,186
Investments purchased payable	17,318,555
Foreign taxes payable	194,651
Custodian fees payable	74,984
Investment advisory fees payable	70,898
Professional fees payable	20,394
Unrealized depreciation on foreign currency exchange contracts	5,248
Printing fees payable	1,020
Trustees’ fees payable	337
Other accrued expenses payable	4,878

Total liabilities	25,855,151

Net Assets	$640,449,231

Net Assets Consist of
Investors’ capital	$608,624,504
Net unrealized appreciation/depreciation	31,824,727

Net Assets	$640,449,231

See Notes to Financial Statements.

36	BLACKROCK ACWI ex-US INDEX FUND	JUNE 30, 2013

Statement of Operations	ACWI ex-US Index Master Portfolio

Six Months Ended June 30, 2013 (Unaudited)

Investment Income
Dividends — unaffiliated	$11,654,349
Foreign taxes withheld	(1,717,645)
Dividends — affiliated	38,540
Income — affiliated	12,744
Securities lending — affiliated-net	3,338

Total income	9,991,326

Expenses
Investment advisory	401,440
Custodian	281,921
Professional	22,240
Independent Trustees	8,370
Miscellaneous	666
Printing	28

Total expenses	714,665
Less fees waived and/or reimbursed by manager	(35,574)

Total expenses after fees waived	679,091

Net investment income	9,312,235

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(402,311)
Financial futures contracts	(1,220,101)
Foreign currency transactions	(17,740)

(1,640,152)

Net change in unrealized appreciation/depreciation on:
Investments	(20,059,438)
Financial futures contracts	(216,127)
Foreign currency translations	(87,309)

(20,362,874)

Total realized and unrealized loss	(22,003,026)

Net Decrease in Net Assets Resulting from Operations	$(12,690,791)

See Notes to Financial Statements.

BLACKROCK ACWI ex-US INDEX FUND	JUNE 30, 2013	37

Statement of Changes in Net Assets	ACWI ex-US Index Master Portfolio

Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012

Operations
Net investment income	$9,312,235	$5,606,892
Net realized loss	(1,640,152)	(2,325,055)
Net change in unrealized appreciation/depreciation	(20,362,874)	55,249,149

Net increase (decrease) in net assets resulting from operations	(12,690,791)	58,530,986

Capital Transactions
Proceeds from contributions	320,443,059	568,052,800
Value of withdrawals	(48,358,957)	(289,082,111)

Net increase in net assets derived from capital transactions	272,084,102	278,970,689

Net Assets
Total increase in net assets	259,393,311	337,501,675
Beginning of period	381,055,920	43,554,245

End of period	$640,449,231	$381,055,920

Financial Highlights	ACWI ex-US Index Master Portfolio

	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,	Period from June 30, 2011[1] to December 31,
			2012	2011

Total Investment Return
Total investment return	(1.07)%[2]		16.65%	(18.04)%[2]

Ratios to Average Net Assets
Total expenses	0.27%	[3]	0.42%	1.47%	[3,4]

Total expenses after fees waived	0.25%	[3]	0.32%	0.33%	[3]

Net investment income	3.48%	[3]	2.23%	1.76%	[3]

Supplemental Data
Net assets, end of period (000)	$640,449		$381,056	$43,554

Portfolio turnover	1%		42%	4%

[1]	Commencement of operations.

[2]	Aggregate total investment return.

[3]	Annualized.

[4]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 1.48%.

See Notes to Financial Statements.

38	BLACKROCK ACWI ex-US INDEX FUND	JUNE 30, 2013

Notes to Financial Statements (Unaudited)	ACWI ex-US Index Master Portfolio

1. Organization:

ACWI ex-US Index Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio (“MIP”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. MIP is organized as a Delaware statutory trust.

2. Significant Accounting Policies:

The Master Portfolio’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates. The following is a summary of significant accounting policies followed by the Master Portfolio:

Valuation: US GAAP defines fair value as the price the Master Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master Portfolio determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees of MIP (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Master Portfolio for all financial instruments.

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Financial futures contracts traded on exchanges are valued at their last sale price. Investments in open-end registered investment companies are valued at net asset value each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that the Master Portfolio might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deem relevant consistent with the principles of fair value measurement which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Master Portfolio’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Master Portfolio’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to affect the value of such instruments materially, those instruments may be Fair Value Assets and valued at their fair value, as

BLACKROCK ACWI ex-US INDEX FUND	JUNE 30, 2013	39

Notes to Financial Statements (continued)	ACWI ex-US Index Master Portfolio

determined in good faith by the Global Valuation Committee, or its delegate, using a pricing service and/or policies approved by the Board. Each business day, the Master Portfolio uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency: The Master Portfolio’s books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the US dollar rises in value against a foreign currency, the Master Portfolio’s investments denominated in that currency will lose value because that currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Master Portfolio does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Master Portfolio reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Master Portfolio either deliver collateral or segregate assets in connection with certain investments (e.g., financial futures contracts and foreign exchange contracts), the Master Portfolio will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, the Master Portfolio engaging in such transactions may have requirements to deliver/deposit securities to/with an exchange or broker-dealer as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Master Portfolio is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Income Taxes: The Master Portfolio is classified as a partnership for federal income tax purposes. As such, each investor in the Master Portfolio is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no federal income tax provision is required. It is intended that the Master Portfolio’s assets will be managed so an investor in the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Master Portfolio files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Master Portfolio’s US federal tax returns remains open for the year ended December 31, 2012 and period ended December 31, 2011. The statutes of limitations on the Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to the Master Portfolio are charged to the Master Portfolio. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

The Master Portfolio has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Securities Lending: The Master Portfolio may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash, securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral. The initial collateral received by the Master Portfolio should

40	BLACKROCK ACWI ex-US INDEX FUND	JUNE 30, 2013

Notes to Financial Statements (continued)	ACWI ex-US Index Master Portfolio

have a value of at least 102% of the current value of the loaned securities for securities traded on US exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Master Portfolio and any additional required collateral is delivered to the Master Portfolio on the next business day. Securities lending income, as disclosed in the Statement of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Master Portfolio earns dividend or interest income on the securities loaned but does not receive interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan and the value of the related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value, and collateral on securities loaned at value, respectively. The cash collateral invested by the securities lending agent BlackRock Institutional Trust Company, N.A. (“BTC”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Master Portfolio under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party. In the event that a borrower defaults, the Master Portfolio, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the Master Portfolio can reinvest cash collateral, or, upon an event of default, resell or repledge the collateral, and the borrower can resell or repledge the loaned securities.

The following table is a summary of the Master Portfolio’s open securities lending agreements by counterparty which are subject to offset under a MSLA as of June 30, 2013:

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Citigroup Global Markets	$2,802,884	$(2,802,884)	—
Credit Suisse Securities (USA) LLC	1,504,130	(1,504,130)	—
J.P. Morgan Securities LLC	547,660	(547,660)	—
Merrill Lynch, Pierce, Fenner & Smith Inc.	1,382,056	(1,382,056)	—
Morgan Stanley	1,398,850	(1,398,850)	—

Total	$7,635,580	$(7,635,580)	—

[1]

Excess of collateral received from the individual counterparty is not shown for financial reporting purposes. Collateral with a value of $8,164,186 has been received in connection with securities lending transactions.

The risks of securities lending also include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate this risk, the Master Portfolio benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities lent. The Master Portfolio also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

4. Derivative Financial Instruments:

The Master Portfolio engages in various portfolio investment strategies using derivative contracts both to increase the return of the Master Portfolio and/or to economically hedge, or protect, its exposure to certain risks such as equity risk or foreign currency exchange risk. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Financial Futures Contracts: The Master Portfolio purchases and/or sells financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in the value of equity securities (equity risk). Financial futures contracts are agreements between the Master Portfolio and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Upon entering into a financial futures contract, the Master Portfolio is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Master Portfolio as unrealized appreciation or depreciation. When the contract is closed, the Master Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Foreign Currency Exchange Contracts: The Master Portfolio enters into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to or hedge exposure away from foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set

BLACKROCK ACWI ex-US INDEX FUND	JUNE 30, 2013	41

Notes to Financial Statements (continued)	ACWI ex-US Index Master Portfolio

exchange rate on a future date. Foreign currency exchange contracts, when used by the Master Portfolio, help to manage the overall exposure to the currencies in which some of the investments held by the Master Portfolio are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Master Portfolio as an unrealized gain or loss. When the contract is closed, the Master Portfolio records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Derivative Financial Instruments Categorized by Risk Exposure:
Fair Values of Derivative Financial Instruments as of June 30, 2013
	Asset Derivatives
	Statement of Assets and Liabilities Location	Value
Equity contracts	Net unrealized appreciation/depreciation[1]	$14,596
Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	28,154

Total		$42,750

	Liability Derivatives
	Statement of Assets and Liabilities Location	Value
Equity contracts	Net unrealized appreciation/depreciation[1]	$106,968
Foreign currency exchange contracts	Unrealized depreciation on foreign currency exchange contracts	5,248

Total		$112,216

[1]

Includes cumulative appreciation/depreciation on financial futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Financial Instruments in the Statement of Operations For The Six Months Ended June 30, 2013
	Net Realized Gain (Loss) From
	Financial Futures Contracts	Foreign Currency Transactions
Equity contracts	$(1,220,101)	—
Foreign currency exchange contracts	—	$(17,740)

	Net Change in Unrealized Appreciation/Depreciation on
	Financial Futures Contracts	Foreign Currency Translations
Equity contracts	$(216,127)	—
Foreign currency exchange contracts	—	$(87,310)

For the six months ended June 30, 2013, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average number of contracts purchased	78
Average notional value of contracts purchased	$3,880,448
Average number of contracts sold	150
Average notional value of contracts sold	$12,365,470
Foreign currency exchange contracts:
Average number of contracts — US dollars sold	22
Average US dollar amounts sold	$24,783,898

Counterparty Credit Risk: A derivative contract may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Master Portfolio’s risk of loss from counterparty credit risk on over-the-counter (“OTC”) derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Master Portfolio.

With exchange traded futures, there is less counterparty credit risk to the Master Portfolio since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Master Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Master Portfolio.

In order to better define its contractual rights and to secure rights that will help the Master Portfolio mitigate its counterparty risk, the Master Portfolio may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Master Portfolio and a counterparty that governs OTC derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Master Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The

42	BLACKROCK ACWI ex-US INDEX FUND	JUNE 30, 2013

Notes to Financial Statements (continued)	ACWI ex-US Index Master Portfolio

provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Master Portfolio’s net assets decline by a stated percentage or the Master Portfolio fails to meet the terms of its ISDA Master Agreements, which would cause the Master Portfolio to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Master Portfolio and the counterparty.

Cash collateral that has been pledged to cover obligations of the Master Portfolio and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Noncash collateral pledged by the Master Portfolio, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g. $500,000) before a transfer is required, which is determined at the close of business of the Master Portfolio and additional required collateral is delivered to/pledged by the Master Portfolio on the next business day. Typically, the Master Portfolio and counterparties are not permitted to sell, repledge or use the collateral they receive. To the extent amounts due to the Master Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Master Portfolio bears the risk of loss from counterparty non-performance. The Master Portfolio attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Master Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

At June 30, 2013, the Master Portfolio’s derivative assets and liabilities (by type) are as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Financial futures contracts	$12,234	—
Foreign currency exchange contracts	28,154	$5,248

Total derivative assets and liabilities in the Statement of Assets and Liabilities	40,388	5,248

Derivatives not subject to a master netting agreement or similar agreement (“MNA”)	(40,388)	(5,248)

Total assets and liabilities subject to a MNA	—	—

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock.

MIP, on behalf of the Master Portfolio, entered into an Investment Advisory Agreement with BlackRock Fund Advisors (the “Manager”), the Master Portfolio’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Master Portfolio’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Master Portfolio. For such services, the Master Portfolio pays the Manager a monthly fee based on a percentage of the Master Portfolio’s average daily net assets at an annual rate of 0.15%.

The Manager contractually agreed to waive and/or reimburse fees or expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Master Portfolio’s business, in order to limit expenses of certain feeder funds, which invest their assets in the Master Portfolio. For the six months ended June 30, 2013, the Manager waived $145, which is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to May 1, 2014 unless approved by the Board, including a majority of the Independent Trustees.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Master Portfolio pays to the Manager indirectly through its investment in the iShares India 50 ETF. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Master Portfolio’s investment in other affiliated investment companies, if any. This amount is included in fees waived and/or reimbursed by Manager in the Statement of Operations. For the six months ended June 30, 2013, the amount waived was $35,429.

The Master Portfolio received an exemptive order from the SEC permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BTC as the securities lending agent.

BLACKROCK ACWI ex-US INDEX FUND	JUNE 30, 2013	43

Notes to Financial Statements (continued)	ACWI ex-US Index Master Portfolio

BTC may, on behalf of the Master Portfolio, invest cash collateral received by the Master Portfolio for such loans in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. The market value of securities on loan and the value of the related collateral, if applicable, is shown in the Statement of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BTC, if any, is disclosed in the Schedule of Investments. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of rebates paid to, or fees paid by, borrowers of securities. The Master Portfolio retains 65% of securities lending income and pays a fee to BTC equal to 35% of such income. The Master Portfolio benefits from a borrower default indemnity provided by BlackRock. As securities lending agent, BTC bears all operational costs directly related to securities lending as well as the cost of borrower default indemnification. BTC does not receive any fees for managing the cash collateral. The share of income earned by the Master Portfolio is shown as securities lending — affiliated — net in the Statement of Operations. For the six months ended June 30, 2013, BTC received $1,798 in securities lending agent fees related to securities lending activities for the Master Portfolio.

Certain officers and/or trustees of MIP are officers and/or directors of BlackRock or its affiliates.

6. Purchases and Sales:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2013, were $ 285,879,520 and $5,577,510, respectively.

7. Bank Borrowings:

MIP, on behalf of the Master Portfolio, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $800 million credit agreement with a group of lenders, under which the Master Portfolio may borrow to fund shareholder redemptions. The agreement expires in April 2014. Excluding commitments designated for a certain individual fund, other Participating Funds, including the Master Portfolio, can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.065% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. Participating Funds paid administration and arrangement fees, which, along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. The Master Portfolio did not borrow under the credit agreement during the six months ended June 30, 2013.

8. Concentration, Market and Credit Risk:

In the normal course of business, the Master Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Master Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Master Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Master Portfolio may be exposed to counterparty credit risk, or the risk that an entity with which the Master Portfolio has unsettled or open transactions may fail to or be unable to perform on its commitments. The Master Portfolio manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master Portfolio to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master Portfolio’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Master Portfolio.

The Master Portfolio invests a substantial amount of its assets in issuers located in a single country or a limited number of countries. When the Master Portfolio concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on their investment performance. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be less liquid, more volatile, and less subject to governmental supervision not typically associated with investing in US securities. Please see the Schedule of Investments for concentrations in specific countries.

The Master Portfolio invests a significant portion of its assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of several European countries, including Greece, Ireland, Italy, Portugal and Spain. As of June 30, 2013, these events have adversely affected the exchange rate of the euro and may continue to spread to other countries in Europe, including countries that do not use the euro. These events may affect the value and liquidity of certain of the Master Portfolio’s investments.

44	BLACKROCK ACWI ex-US INDEX FUND	JUNE 30, 2013

Notes to Financial Statements (concluded)	ACWI ex-US Index Master Portfolio

As of June 30, 2013, the Master Portfolio had the following industry classifications:

Industry Allocation	Percent of Long-Term Investments

Commercial Banks	15%
Oil, Gas & Consumable Fuels	9%
Pharmaceuticals	7%
Insurance	5%
Other*	64%
*	All other industries held were each less than 5% of long-term investments.

9. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Master Portfolio through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK ACWI ex-US INDEX FUND	JUNE 30, 2013	45

Disclosure of Investment Advisory Agreement

The Board of Trustees of Master Investment Portfolio (the “Master Fund”) met in person on April 11, 2013 (the “April Meeting”) and May 21-22, 2013 (the “May Meeting”) to consider the approval of the Master Fund’s investment advisory agreement (the “Agreement”) with BlackRock Fund Advisors (“BlackRock”), the Master Fund’s investment advisor, on behalf of ACWI Ex-US Index Master Portfolio (the “Master Portfolio”), a series of the Master Fund. BlackRock ACWI Ex-US Index Fund (the “Portfolio”), a series of BlackRock Funds III (the “Fund”), is a “feeder” fund that invests all of its investable assets in the Master Portfolio. Accordingly, the Board of Trustees of the Fund also considered the approval of the Agreement with respect to the Master Portfolio. For simplicity, (a) the Board of Trustees of the Master Fund and the Board of Trustees of the Fund are referred to herein collectively as the “Board,” and the members are referred to as “Board Members,” and (b) the shareholders of the Portfolio and the interest holders of the Master Portfolio are referred to as “shareholders.”

Activities and Composition of the Board

The Board consists of fourteen individuals, twelve of whom are not “interested persons” of the Master Fund or the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Master Fund or the Fund, as pertinent, and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Co-Chairs of the Board are each Independent Board Members. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreement

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreement on an annual basis. The Board has four quarterly meetings per year, each extending over two days, and a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreement. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Master Portfolio and the Portfolio by BlackRock, its personnel and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services, risk oversight, compliance and assistance in meeting applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to the Master Portfolio, the Portfolio and their shareholders. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year and/or since inception periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over performance or underperformance against its peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Master Portfolio and/or the Portfolio for services, such as marketing and distribution, call center and fund accounting; (c) the Master Portfolio’s and/or the Portfolio’s operating expenses and how BlackRock allocates expenses to the Master Portfolio and the Portfolio; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Master Portfolio’s and the Portfolio’s investment objective, policies and restrictions; (e) the Master Fund’s and the Fund’s compliance with its respective Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Master Fund’s and/or the Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment objectives across the open-end fund, exchange-traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

The Board has engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. In addition, the Board requested and BlackRock provided an analysis of fair valuation and stale pricing policies. BlackRock also furnished information to the Board in response to specific questions. These questions covered issues such as BlackRock’s profitability, investment performance and management fee levels. The Board further considered the importance of: (i) organizational and structural variables to investment performance; (ii) rates of portfolio turnover; (iii) BlackRock’s performance accountability for portfolio managers; (iv) marketing support for the funds; (v) services provided to the Master Portfolio and the Portfolio by BlackRock affiliates; and (vi) BlackRock’s oversight of relationships with third party service providers.

Board Considerations in Approving the Agreement

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreement. The Board

46	BLACKROCK ACWI ex-US INDEX FUND	JUNE 30, 2013

Disclosure of Investment Advisory Agreement (continued)

is engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on fees and expenses of the Master Portfolio and the Portfolio, as applicable, as compared with a peer group of funds as determined by Lipper (“Expense Peers”) and the investment performance of the Portfolio as compared with a peer group of funds as determined by Lipper1, as well as the gross investment performance of the Portfolio as compared with its benchmark; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by the Master Portfolio and/or the Portfolio to BlackRock; (g) sales and redemption data regarding the Portfolio’s shares; and (h) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreement. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board of the Master Fund, including the Independent Board Members, unanimously approved the continuation of the Agreement between BlackRock and the Master Fund with respect to the Master Portfolio for a one-year term ending June 30, 2014. The Board of the Fund, including the Independent Board Members, also considered the continuation of the Agreement with respect to the Master Portfolio and found the Agreement to be satisfactory. In approving the continuation of the Agreement, the Board of the Master Fund considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Master Portfolio, the Portfolio and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Master Portfolio and the Portfolio; (d) the Portfolio’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance comparison as previously discussed; (e) economies of scale; (f) fall-out benefits to

BlackRock as a result of its relationship with the Master Portfolio and the Portfolio; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Portfolio shares and securities lending, services related to the valuation and pricing of portfolio holdings of the Master Portfolio, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Master Portfolio and the Portfolio and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Portfolio. Throughout the year, the Board compared the Portfolio’s performance to the performance of a comparable group of mutual funds and/or the performance of a relevant benchmark, if any. The Board met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by the Master Portfolio’s portfolio management team discussing the Master Portfolio’s performance and the Master Portfolio’s investment objective, strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Master Portfolio’s portfolio management team; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to the Master Portfolio’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to the Master Portfolio and the Portfolio. BlackRock and its affiliates provide the Master Portfolio and the Portfolio with certain administrative, shareholder and other services (in addition to any such services provided to the Master Portfolio and the Portfolio by third parties) and officers and other personnel as are necessary for the operations of the Master Portfolio and the Portfolio. In particular, BlackRock and its affiliates provide the Master Portfolio and the Portfolio with the following

[1]	Lipper ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

BLACKROCK ACWI ex-US INDEX FUND	JUNE 30, 2013	47

Disclosure of Investment Advisory Agreement (continued)

administrative services, including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) assisting with daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; (vi) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger or consolidation of certain open-end funds; and (vii) performing other administrative functions necessary for the operation of the Master Portfolio and the Portfolio, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Master Portfolio, the Portfolio and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Master Portfolio and the Portfolio, as applicable. The Board noted that the Portfolio’s investment results correspond directly to the investment results of the Master Portfolio. In preparation for the April Meeting, the Board worked with its independent legal counsel, BlackRock and Lipper to develop a template for, and was provided with, reports independently prepared by Lipper, which included a comprehensive analysis of the Portfolio’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of the Portfolio as compared to other funds in its applicable Lipper category and the gross investment performance of the Portfolio as compared with its benchmark. The Board was provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review its methodology. The Board and its Performance Oversight and Contract Committee regularly review, and meet with Master Portfolio management to discuss, the performance of the Master Portfolio and the Portfolio, as applicable, throughout the year.

The Board noted that the Portfolio’s gross performance (before expenses and fees), as agreed upon by the Board, was within tolerance of its benchmark during the one-year period reported, but underperformed its benchmark during the since-inception period reported. BlackRock believes that gross performance relative to the benchmark is an appropriate performance metric for the Portfolio.

The Board noted that BlackRock has recently made, and continues to make, changes to the organization of BlackRock’s overall portfolio management structure designed to result in strengthened leadership teams.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Master Portfolio and the Portfolio: The Board, including the Independent Board Members, reviewed the Master Portfolio’s/Portfolio’s contractual management fee rate compared with the other funds in the Portfolio’s Lipper category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Portfolio’s total net operating expense ratio, as well as the Master Portfolio’s/Portfolio’s actual management fee rate, to those of other funds in the Portfolio’s Lipper category. The total net operating expense ratio and actual management fee rate both give effect to any expense reimbursements or fee waivers that benefit the funds. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Master Portfolio and the Portfolio. The Board reviewed BlackRock’s profitability with respect to the Master Portfolio and the Portfolio, as applicable, and other funds the Board currently oversees for the year ended December 31, 2012 compared to available aggregate profitability data provided for the two prior years. The Board reviewed BlackRock’s profitability with respect to certain other fund complexes managed by BlackRock and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by BlackRock, the types of funds managed, precision of expense allocations and business mix. As a result, comparing profitability is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management and the relative product mix.

In addition, the Board considered the cost of the services provided to the Master Portfolio and the Portfolio by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Master Portfolio and the Portfolio and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of the Master Portfolio and the Portfolio. The Board also considered

48	BLACKROCK ACWI ex-US INDEX FUND	JUNE 30, 2013

Disclosure of Investment Advisory Agreement (concluded)

whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board.

The Board noted that the Master Portfolio’s/Portfolio’s contractual management fee rate ranked in the first quartile relative to the Portfolio’s Expense Peers. The Board also noted that BlackRock has contractually agreed to a cap on the Portfolio’s total net operating expenses as a percentage of the Portfolio’s average daily net assets on a class-by-class basis.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Master Portfolio and the Portfolio increase, as well as the existence of expense caps, as applicable. The Board also considered the extent to which the Master Portfolio and the Portfolio benefit from such economies and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Master Portfolio and the Portfolio to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the asset level of the Master Portfolio. In its consideration, the Board took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Master Portfolio and the Portfolio, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Master Portfolio and the Portfolio, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that it had considered the investment by BlackRock’s funds in ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Portfolio shares if they believe that the Portfolio’s and/or the Master Portfolio’s fees and expenses are too high or if they are dissatisfied with the performance of the Portfolio.

Conclusion

The Board of the Master Fund, including the Independent Board Members, unanimously approved the continuation of the Agreement between BlackRock and the Master Fund with respect to the Master Portfolio for a one-year term ending June 30, 2014. Based upon its evaluation of all of the aforementioned factors in their totality, the Board of the Master Fund, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of the Master Portfolio and its shareholders. The Board of the Fund, including the Independent Board Members, also considered the continuation of the Agreement with respect to the Master Portfolio and found the Agreement to be satisfactory. In arriving at its decision to approve the Agreement, the Board of the Master Fund did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Master Portfolio reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

BLACKROCK ACWI ex-US INDEX FUND	JUNE 30, 2013	49

Officers and Trustees

Ronald W. Forbes, Co-Chairman of the Board and Trustee

Rodney D. Johnson, Co-Chairman of the Board and Trustee

Paul L. Audet, Trustee

David O. Beim, Trustee

Henry Gabbay, Trustee

Dr. Matina S. Horner, Trustee

Herbert I. London, Trustee

Ian A. MacKinnon, Trustee

Cynthia A. Montgomery, Trustee

Joseph P. Platt, Trustee

Robert C. Robb, Jr., Trustee

Toby Rosenblatt, Trustee

Kenneth L. Urish, Trustee

Frederick W. Winter, Trustee

John M. Perlowski, President and Chief Executive Officer

Richard Hoerner, CFA, Vice President

Brendan Kyne, Vice President

Christopher Stavrakos, CFA, Vice President

Neal Andrews, Chief Financial Officer

Jay Fife, Treasurer

Brian Kindelan, Chief Compliance Officer and Anti-Money Laundering Officer

Benjamin Archibald, Secretary

Investment Advisor

BlackRock Fund Advisors

San Francisco, CA 94105

Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Custodian and Accounting Agent

State Street Bank and Trust Company

Boston, MA 02110

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, NY 10017

Address of the Trust

400 Howard Street

San Francisco, CA 94105

50	BLACKROCK ACWI ex-US INDEX FUND	JUNE 30, 2013

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1) Access the BlackRock website at

    http://www.blackrock.com/edelivery

2) Select “eDelivery” under the “More Information” section

3) Log into your account

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses’, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund/Master Portfolio file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s/Master Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s/Master Portfolio’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund/Master Portfolio use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund/Master Portfolio voted proxies relating to securities held in the Fund’s/Master Portfolio’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BLACKROCK ACWI ex-US INDEX FUND	JUNE 30, 2013	51

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

52	BLACKROCK ACWI ex-US INDEX FUND	JUNE 30, 2013

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock ACWI ex-US Index Fund

BlackRock All-Cap Energy & Resources Portfolio

BlackRock Basic Value Fund

BlackRock Capital Appreciation Fund

BlackRock Commodity Strategies Fund

BlackRock Disciplined Small Cap Core Fund

BlackRock Emerging Markets Fund

BlackRock Emerging Markets Dividend Fund

BlackRock Emerging Markets Long/Short Equity Fund

BlackRock Energy & Resources Portfolio

BlackRock Equity Dividend Fund

BlackRock EuroFund

BlackRock Flexible Equity Fund

BlackRock Focus Growth Fund

BlackRock Global Dividend Income Portfolio

BlackRock Global Long/Short Equity Fund

BlackRock Global Opportunities Portfolio

BlackRock Global SmallCap Fund

BlackRock Health Sciences Opportunities Portfolio

BlackRock India Fund

BlackRock International Fund

BlackRock International Index Fund

BlackRock International Opportunities Portfolio

BlackRock Large Cap Core Fund

BlackRock Large Cap Core Plus Fund

BlackRock Large Cap Growth Fund

BlackRock Large Cap Value Fund

BlackRock Latin America Fund

BlackRock Long-Horizon Equity Fund

BlackRock Mid-Cap Growth Equity Portfolio

BlackRock Mid Cap Value Opportunities Fund

BlackRock Natural Resources Trust

BlackRock Pacific Fund

BlackRock Real Estate Securities Fund

BlackRock Russell 1000 Index Fund

BlackRock Science & Technology Opportunities Portfolio

BlackRock Small Cap Growth Equity Portfolio

BlackRock Small Cap Growth Fund II

BlackRock Small Cap Index Fund

BlackRock S&P 500 Stock Fund

BlackRock U.S. Opportunities Portfolio

BlackRock Value Opportunities Fund

BlackRock World Gold Fund

Taxable Fixed Income Funds

BlackRock Bond Index Fund

BlackRock Core Bond Portfolio

BlackRock CoreAlpha Bond Fund

BlackRock Emerging Market Local Debt Portfolio

BlackRock Floating Rate Income Portfolio

BlackRock Global Long/Short Credit Fund

BlackRock GNMA Portfolio

BlackRock High Yield Bond Portfolio

BlackRock Inflation Protected Bond Portfolio

BlackRock International Bond Portfolio

BlackRock Investment Grade Bond Portfolio

BlackRock Low Duration Bond Portfolio

BlackRock Secured Credit Portfolio

BlackRock Short Obligations Fund

BlackRock Short-Term Treasury Fund

BlackRock Strategic Income Opportunities Portfolio

BlackRock Total Return Fund

BlackRock U.S. Government Bond Portfolio

BlackRock U.S. Mortgage Portfolio

BlackRock Ultra-Short Obligations Fund

BlackRock World Income Fund

Municipal Fixed Income Funds

BlackRock California Municipal Bond Fund

BlackRock High Yield Municipal Fund

BlackRock Intermediate Municipal Fund

BlackRock National Municipal Fund

BlackRock New Jersey Municipal Bond Fund

BlackRock New York Municipal Bond Fund

BlackRock Pennsylvania Municipal Bond Fund

BlackRock Short-Term Municipal Fund

Mixed Asset Funds

BlackRock Balanced Capital Fund	LifePath Active Portfolios		LifePath Index Portfolios
BlackRock Emerging Market Allocation Portfolio	2015	2040	Retirement	2040
BlackRock Global Allocation Fund	2020	2045	2020	2045
BlackRock Managed Volatility Portfolio	2025	2050	2025	2050
BlackRock Multi-Asset Income Portfolio	2030	2055	2030	2055
BlackRock Multi-Asset Real Return Fund	2035		2035
BlackRock Strategic Risk Allocation Fund

BlackRock Prepared Portfolios	LifePath Portfolios
Conservative Prepared Portfolio	Retirement	2040
Moderate Prepared Portfolio	2020	2045
Growth Prepared Portfolio	2025	2050
Aggressive Growth Prepared Portfolio	2030	2055
	2035

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

BLACKROCK ACWI ex-US INDEX FUND	JUNE 30, 2013	53

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change. Please see the Fund’s current prospectus for a description of risks associated with global investments.

ACWI-6/13-SAR

JUNE 30, 2013

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock Bond Index Fund  |  of BlackRock Funds III

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	BLACKROCK BOND INDEX FUND	JUNE 30, 2013

Dear Shareholder

One year ago, risk assets (such as equities) were on the rise as weakening global economic data spurred increasing optimism that the world’s largest central banks would intervene to stimulate growth. This theme, along with the European Central Bank’s (“ECB’s”) firm commitment to preserve the euro currency bloc, drove most asset classes higher through the summer of 2012. The much-anticipated monetary stimulus ultimately came in September when the ECB and the US Federal Reserve announced their plans for increasing global liquidity.

Although financial markets worldwide were buoyed by these aggressive policy actions, risk assets weakened later in the fall of 2012. Global trade slowed as many European countries fell into recession and growth continued to decelerate in China. In the United States, stocks slid on lackluster corporate earnings, and volatility rose in advance of the US Presidential election. In the post-election environment, investors became increasingly concerned about the “fiscal cliff” of tax increases and spending cuts that had been scheduled to take effect at the beginning of 2013. High levels of global market volatility persisted through year-end due to fears that bipartisan gridlock would preclude a timely resolution, putting the US economy at high risk for recession. As 2013 began, the worst of the fiscal cliff was averted with a last-minute tax deal.

Investors shook off the nerve-wracking finale to 2012 and the New Year started with a powerful relief rally. Money that had been pulled to the sidelines amid year-end tax-rate uncertainty poured back into the markets in January. Key indicators signaling modest but broad-based improvements in the world’s major economies underpinned the rally. Underlying this aura of comfort was the absence of negative headlines from Europe. Global equities surged, while rising US Treasury yields pressured high quality fixed income assets. (Bond prices move inversely with yields.)

However, February brought a slowdown in global economic momentum and investors toned down their risk appetite. In the months that followed, US equities outperformed international markets, as the US economic recovery showed greater stability compared to most other regions. Slow, but positive growth in the United States was sufficient to support corporate earnings, while uncomfortably high unemployment reinforced investors’ expectations that the US Federal Reserve would keep interest rates low. US equities moved higher through the spring, with major indices notching a string of all-time highs until finally peaking in late May. Markets abruptly reversed course on May 22 when the US Federal Reserve hinted at a gradual pull-back on monetary policy accommodation. Volatility picked up considerably after this announcement and risk assets broadly slid through the remainder of the period.

Volatility has been higher in financial markets outside the United States in 2013. International equities weakened in the middle of the first quarter when political instability in Italy and a severe banking crisis in Cyprus reminded investors that the eurozone was still vulnerable to a number of macro risks. A poor outlook for European economies already mired in recession further dampened sentiment. Emerging markets significantly lagged the rest of the world as growth in these economies (particularly China and Brazil) fell short of expectations.

Despite recent weakness, most risk asset classes generated positive returns for the 6- and 12-month periods ended June 30, 2013, while high quality fixed income assets posted modestly negative results. US equities were particularly strong. International equities also performed well, although rising uncertainty in Europe resulted in less impressive gains for the last six months. Emerging markets were especially hurt by slowing growth and concerns about a shrinking global money supply. US Treasury yields remained low from a historical perspective, but were highly volatile and rose sharply in the final two months of the period amid concerns about monetary policy tightening. In this volatile rate environment, US Treasury and investment grade corporate bond prices declined. Returns on high yield and tax-exempt municipal bonds, which had benefited from supportive market conditions during most of the period, were also weighed down by the recent spike in rates. Short-term interest rates, however, remained near zero, keeping yields on money market securities near historical lows.

Market conditions remain volatile, and investors still face a number of uncertainties in the current environment. At BlackRock, we believe investors need to think globally and extend their scope across a broader array of asset classes in a portfolio that moves freely as market conditions change over time. We encourage you to talk with your financial advisor and visit www.blackrock.com for further insight about investing in today’s world.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

“Despite recent weakness, most risk asset classes generated positive returns for the 6- and 12-month periods ended June 30, 2013, while high quality fixed income assets posted modestly negative results.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of June 30, 2013
	6-month	12-month
US large cap equities (S&P 500® Index)	13.82%	20.60%
US small cap equities (Russell 2000® Index)	15.86	24.21
International equities (MSCI Europe, Australasia, Far East Index)	4.10	18.62
Emerging market equities (MSCI Emerging Markets Index)	(9.57)	2.87
3-month Treasury bill (BofA Merrill Lynch 3-Month US Treasury Bill Index)	0.04	0.11
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	(4.88)	(4.21)
US investment grade bonds (Barclays US Aggregate Bond Index)	(2.44)	(0.69)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	(2.55)	0.51
US high yield bonds (Barclays US Corporate High Yield 2% Issuer Capped Index)	1.42	9.49
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of June 30, 2013

Investment Objective

BlackRock Bond Index Fund’s (the “Fund”) investment objective is to seek to provide investment results that correspond to the total return performance of fixed-income securities in the aggregate, as represented by the Barclays US Aggregate Bond Index.

Portfolio Management Commentary

How did the Fund perform?

•

For the six-month period ended June 30, 2013, the Fund’s Institutional Shares returned (2.70)%, Investor A Shares returned (2.89)% and Class K Shares returned (2.67)%. The benchmark Barclays US Aggregate Bond Index (the “Index”) returned (2.44)%.

•

Returns for the Fund’s respective share classes differ from the Index based on individual share-class expenses. The Fund invests all of its assets in Bond Index Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio.

Describe the market environment.

•

Improving economic data led to rising optimism in January. As investors were compelled to increase the level of risk in their portfolios, equity markets soared while higher-quality fixed income assets sold off broadly. February proved to be another strong month for economic data, although this was somewhat overshadowed by concerns about the fiscal negotiations playing out in Washington, DC and bond markets rebounded. In early March, a more positive outlook for the US labor market drove another bond sell-off. Yields on 10-year US Treasury bonds rose from 1.84% to 2.08% in the first half of the month before reversing sharply in the latter half when the announcement of a bailout package for the banking system in Cyprus drove fearful investors back to the relative safety of the US Treasury market. (Bond prices and yields move in the opposite direction.)

•

On the heels of a first quarter characterized by upside surprises, US economic data fell short of expectations in April, most notably in the labor market. Treasuries initially performed well against this backdrop, with the 10-year US Treasury yield touching new year-to-date lows. At the same time, equity markets remained resilient, with major US stock indices reaching all-time highs during the month. Economic data showed some improvement in May. Fixed income markets broadly declined as US Treasury yields moved higher amid fears that the US Federal Reserve would begin tapering its asset purchase program earlier than anticipated. Interest rate volatility increased dramatically after the June meeting of the US Federal Reserve as additional rhetoric regarding the tapering of monetary stimulus resulted in yields surging across the curve and bond prices continuing to fall. The fact that bond markets materially weakened even as economic reports and inflation remained tame (conditions that are typically conducive to positive performance among fixed income assets) illustrates the degree to which financial market performance can be influenced by central bank policy decisions.

Describe recent portfolio activity.

•

During the period, the Master Portfolio maintained its objective of seeking to provide investment results that correspond to the total return performance of the Index by selecting securities in accordance with their relative proportion within the Index. Other factors considered in security selection included credit quality, issuer sector, maturity structure, coupon rates and call features.

•	Also during the period, the Master Portfolio held cash committed for pending transactions. The cash balance did not have a material impact on performance.

Describe portfolio positioning at period end.

•	The Master Portfolio remains positioned to attempt to match the risk characteristics of the Index, irrespective of the market’s future direction.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	BLACKROCK BOND INDEX FUND	JUNE 30, 2013

Total Return Based on a $10,000 Investment

[1]	Assuming transaction costs and other operating expenses, including investment advisory fees and administration fees, if any.

[2]

The Fund invests all of its assets in the Master Portfolio. The Master Portfolio invests primarily in long-term, fixed income securities that are rated in the four highest categories of the recognized rating agencies (Baa or better by Moody’s Investors Service, Inc., or BBB or better by Standard & Poor’s).

[3]

The unmanaged market-weighted index is composed of investment grade corporate bonds (rated BBB or better), ABS, MBS, CMBS, and US Treasury and government agency issues with at least one year to maturity.

Performance Summary for the Period Ended June 30, 2013

	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	Average Annual Total Returns
				1 Year	5 Years	10 Years
Institutional	1.35%	1.32%	(2.70)%	(1.08)%	4.95%	4.41%
Investor A	1.15	1.12	(2.89)	(1.40)	4.71	4.21
Class K	1.40	1.37	(2.67)	(1.13)	4.99	4.44
Barclays US Aggregate Bond Index	—	—	(2.44)	(0.69)	5.19	4.52

See “About Fund Performance” on page 6 for further information on how performance was calculated.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[5]
	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During the Period[4]	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During the Period[4]	Annualized Expense Ratio
Institutional	$1,000.00	$973.00	$1.22	$1,000.00	$1,023.55	$1.25	0.25%
Investor A	$1,000.00	$971.10	$2.44	$1,000.00	$1,022.32	$2.51	0.50%
Class K	$1,000.00	$973.30	$0.98	$1,000.00	$1,023.80	$1.00	0.20%

[4]

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Because the Fund invests all of its assets in the Master Portfolio, the expense example reflects the net expenses of both the Fund and the Master Portfolio.

[5]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 6 for further information on how expenses were calculated.

BLACKROCK BOND INDEX FUND	JUNE 30, 2013	5

About Fund Performance

•

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to eligible investors. Prior to March 31, 2011, Institutional Shares’ performance results are those of Class K Shares restated to reflect Institutional Shares’ fees.

•

Investor A Shares are not subject to any sales charge and bear no ongoing distribution fee. These shares are subject to an ongoing service fee of 0.25% per year. Prior to March 31, 2011, Investor A Shares’ performance results are those of Class K Shares restated to reflect Investor A Shares’ fees.

Performance information reflects past performance and does not guarantee future results. Current performance data may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance table on the previous page assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of services and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Fund’s administrator waived a portion of the Fund’s expenses. Without such waiver, the Fund’s performance would have been lower. The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including administration fees, service and/or distribution fees, including 12b-1 fees, and other Fund expenses. The expense example shown on the previous page (which is based on a hypothetical investment of $1,000 invested on January 1, 2013 and held through June 30, 2013) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

6	BLACKROCK BOND INDEX FUND	JUNE 30, 2013

Statement of Assets and Liabilities	BlackRock Bond Index Fund

June 30, 2013 (Unaudited)

Assets
Investments at value — Master Portfolio (cost — $133,757,075)	$136,646,996
Capital shares sold receivable	327,155
Withdrawals receivable from the Master Portfolio	224,373

Total assets	137,198,524

Liabilities
Capital shares redeemed payable	551,528
Income dividends payable	34,982
Administration fees payable	12,347
Capital gain distributions payable	58,873
Service fees payable	448
Professional fees payable	10,501

Total liabilities	668,679

Net Assets	$136,529,845

Net Assets Consist of
Paid-in capital	$129,528,558
Distributions in excess of net investment income	(422,990)
Accumulated net realized gain allocated from the Master Portfolio	4,534,356
Net unrealized appreciation/depreciation allocated from the Master Portfolio	2,889,921

Net Assets	$136,529,845

Net Asset Value
Institutional — Based on net assets of $14,715,331 and 1,434,192 shares outstanding, unlimited number of shares authorized, no par value	$10.26

Investor A — Based on net assets of $6,165,587 and 601,247 shares outstanding, unlimited number of shares authorized, no par value	$10.25

Class K — Based on net assets of $115,648,927 and 11,269,698 shares outstanding, unlimited number of shares authorized, no par value	$10.26

See Notes to Financial Statements.

BLACKROCK BOND INDEX FUND	JUNE 30, 2013	7

Statement of Operations	BlackRock Bond Index Fund

Six Months Ended June 30, 2013 (Unaudited)

Investment Income
Net investment income allocated from the Master Portfolio:
Securities lending — affiliated — net	$10,557
Income — affiliated	21,714
Interest	1,085,327
Expenses	(58,605)
Fees waived	5,467

Total income	1,064,460

Fund Expenses
Administration — Institutional	12,303
Administration — Investor A	1,682
Administration — Class K	69,890
Service — Investor A	2,474
Professional	9,409
Miscellaneous	325

Total expenses	96,083
Less fees waived by administrator	(9,409)

Total expenses after fees waived	86,674

Net investment income	977,786

Realized and Unrealized Gain (Loss) Allocated from the Master Portfolio
Net realized gain from investments	952,709
Net change in unrealized appreciation/depreciation on investments	(5,490,571)

Total realized and unrealized loss	(4,537,862)

Net Decrease in Net Assets Resulting from Operations	$(3,560,076)

See Notes to Financial Statements.

8	BLACKROCK BOND INDEX FUND	JUNE 30, 2013

Statements of Changes in Net Assets	BlackRock Bond Index Fund

Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012

Operations
Net investment income	$977,786	$2,735,801
Net realized gain	952,709	1,702,108
Net change in unrealized appreciation/depreciation	(5,490,571)	1,011,040

Net increase (decrease) in net assets resulting from operations	(3,560,076)	5,448,949

Dividends and Distributions to Shareholders From
Net investment income:
Institutional	(118,150)	(172,553)[1]
Investor A	(18,226)	(15,435)[1]
Class K	(950,144)	(2,676,865)[1]
Net realized gain:
Institutional	(30,883)	(120,228)[1]
Investor A	(12,977)	(16,757)[1]
Class K	(243,240)	(1,213,805)[1]

Decrease in net assets resulting from dividends and distributions to shareholders	(1,373,620)	(4,215,643)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	12,609,479	5,351,333

Net Assets
Total increase in net assets	7,675,783	6,584,639
Beginning of period	128,854,062	122,269,423

End of period	$136,529,845	$128,854,062

Distributions in excess of net investment income	$(422,990)	$(314,256)

[1]	Dividends and distributions are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK BOND INDEX FUND	JUNE 30, 2013	9

Financial Highlights	BlackRock Bond Index Fund

	Institutional
	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012		Period March 31, 2011[1] to December 31, 2011

Per Share Operating Performance
Net asset value, beginning of period	$10.65	$10.57		$10.11

Net investment income[2]	0.08	0.19		0.25
Net realized and unrealized gain (loss)	(0.37)	0.22		0.46

Net increase (decrease) from investment operations	(0.29)	0.41		0.71

Dividends and distributions from:
Net investment income	(0.08)	(0.22)[3]		(0.25)[3]
Net realized gain	(0.02)	(0.11)[3]		(0.00)[3,4]

Total dividends and distributions	(0.10)	(0.33)		(0.25)

Net asset value, end of period	$10.26	$10.65		$10.57

Total Investment Return[5]
Based on net asset value	(2.70)%[6]	3.91%		7.18%	[6]

Ratios to Average Net Assets[7]
Total expenses	0.26% [8,9]	0.26%	[9]	0.27%	[8,10]

Total expenses after fees waived	0.25% [8,9]	0.25%	[9]	0.25%	[8,10]

Net investment income	1.44% [8,9]	1.71%	[9]	2.98%	[8,10]

Supplemental Data
Net assets, end of period (000)	$14,715	$11,534		$53

Portfolio turnover of the Master Portfolio	210%	436%		122%	[11]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Amount is greater than ($0.00) per share.

[5]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.

[7]	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.

[8]	Annualized.

[9]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.01%.

[10]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.05%.

[11]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 121%.

See Notes to Financial Statements.

10	BLACKROCK BOND INDEX FUND	JUNE 30, 2013

Financial Highlights (continued)	BlackRock Bond Index Fund

	Investor A
	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012		Period March 31, 2011[1] to December 31, 2011

Per Share Operating Performance
Net asset value, beginning of period	$10.65	$10.57		$10.11

Net investment income[2]	0.06	0.16		0.22
Net realized and unrealized gain (loss)	(0.37)	0.22		0.48

Net increase (decrease) from investment operations	(0.31)	0.38		0.70

Dividends and distributions from:
Net investment income	(0.07)	(0.19)[3]		(0.24)[3]
Net realized gain	(0.02)	(0.11)[3]		(0.00)[3,4]

Total dividends and distributions	(0.09)	(0.30)		(0.24)

Net asset value, end of period	$10.25	$10.65		$10.57

Total Investment Return[5]
Based on net asset value	(2.89)%[6]	3.66%		7.01%	[6]

Ratios to Average Net Assets[7]
Total expenses	0.51% [8,9]	0.51%	[9]	0.53%	[8,10]

Total expenses after fees waived	0.50% [8,9]	0.50%	[9]	0.50%	[8,10]

Net investment income	1.20% [8,9]	1.45%	[9]	2.65%	[8,10]

Supplemental Data
Net assets, end of period (000)	$6,166	$1,805		$202

Portfolio turnover of the Master Portfolio	210%	436%		122%	[11]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Amount is greater than ($0.00) per share.

[5]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.

[7]	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.

[8]	Annualized.

[9]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.01%.

[10]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.05%.

[11]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 121%.

See Notes to Financial Statements.

BLACKROCK BOND INDEX FUND	JUNE 30, 2013	11

Financial Highlights (concluded)	BlackRock Bond Index Fund

	Class K
	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31,
		2012		2011		2010		2009		2008

Per Share Operating Performance
Net asset value, beginning of period	$10.65	$10.57		$10.17		$9.90		$9.82		$9.74

Net investment income	0.08 [1]	0.22		0.35	[1]	0.37	[1]	0.40	[1]	0.47
Net realized and unrealized gain (loss)	(0.36)	0.19		0.40		0.30		0.10		0.09

Net increase (decrease) from investment operations	(0.28)	0.41		0.75		0.67		0.50		0.56

Dividends and distributions from:
Net investment income	(0.09)	(0.22)[2]		(0.35)[2]		(0.40)[2]		(0.42)[2]		(0.48)[2]
Net realized gain	(0.02)	(0.11)[2]		(0.00)[2,3]		—		—		—
Return of capital	—	—		—		—		—		(0.00)[2,3]

Total dividends and distributions	(0.11)	(0.33)		(0.35)		(0.40)		(0.42)		(0.48)

Net asset value, end of period	$10.26	$10.65		$10.57		$10.17		$9.90		$9.82

Total Investment Return[4]
Based on net asset value	(2.67)%[5]	3.94%		7.55%		6.79%		5.21%		5.91%

Ratios to Average Net Assets[6]
Total expenses	0.21% [7,8]	0.21%	[9]	0.23%	[10]	0.26%		0.25%		0.26%

Total expenses after fees waived	0.20% [7,8]	0.20%	[9]	0.20%	[10]	0.23%		0.23%		0.23%

Net investment income	1.48% [7,8]	1.96%	[9]	3.19%	[10]	3.65%		4.05%		4.84%

Supplemental Data
Net assets, end of period (000)	$115,649	$115,516		$122,015		$98,559		$156,688		$132,997

Portfolio turnover of the Master Portfolio	210%	436%		122%	[11]	59%	[12]	103%	[13]	89%

[1]	Based on average shares outstanding.

[2]	Dividends and distributions are determined in accordance with federal income tax regulations.

[3]	Amount is less than $0.01 per share.

[4]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Includes the Fund’s share of the Master Portfolio’s allocated gross expenses and/or net investment income.

[7]	Annualized.

[8]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.01%.

[9]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.02%.

[10]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.05%.

[11]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 121%.

[12]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 54%

[13]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 87%.

See Notes to Financial Statements.

12	BLACKROCK BOND INDEX FUND	JUNE 30, 2013

Notes to Financial Statements (Unaudited)	BlackRock Bond Index Fund

1. Organization:

BlackRock Bond Index Fund (the “Fund”), a series of BlackRock Funds III (the “Trust”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Trust is organized as a Delaware statutory trust. The Fund seeks to achieve its investment objective by investing substantially all of its assets in Bond Index Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio (“MIP”), an affiliate of the Fund, which has the same investment objective and strategies as the Fund. The value of the Fund’s investment in the Master Portfolio reflects the Fund’s proportionate interest in the net assets of the Master Portfolio. The performance of the Fund is directly affected by the performance of the Master Portfolio. The percentage of the Master Portfolio owned by the Fund at June 30, 2013 was 17.7%. The financial statements of the Master Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements. The Fund offers multiple classes of shares. Institutional and Class K Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are sold without a sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A Shares bear certain expenses related to the shareholder servicing of such shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing expenditures.

2. Significant Accounting Policies:

The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund:

Valuation: US GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund’s policy is to fair value its financial instruments at market value. The Fund records its investment in the Master Portfolio at fair value based on the Fund’s proportionate interest in the net assets of the Master Portfolio. Valuation of securities held by the Master Portfolio is discussed in Note 2 of the Master Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

Investment Transactions and Investment Income: For financial reporting purposes, contributions to and withdrawals from the Master

Portfolio are accounted for on a trade date basis. The Fund records daily its proportionate share of the Master Portfolio’s income, expenses and realized and unrealized gains and losses. Realized and unrealized gains and losses are adjusted utilizing partnership tax allocation rules. In addition, the Fund accrues its own expenses. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends from net investment income are declared and paid monthly. Distributions of capital gains paid by the Fund are recorded on the ex-dividend dates. The portion of distributions that exceeds the Fund’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. Distributions in excess of the Fund’s taxable income and net capital gains, but not in excess of the Fund’s earnings and profits, will be taxable to shareholders as ordinary income and will not constitute a nontaxable return of capital. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for the four years ended December 31, 2012. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses pro rated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund may earn interest on positive cash balances in demand deposit accounts that are maintained by the transfer agent on behalf of the Fund. This amount, if any, is shown as income in the Statement of Operations.

3. Administration Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Trust, on behalf of the Fund, entered into an Administration Agreement with BlackRock Advisors LLC (“BAL”), which has agreed to provide general administration services (other than investment advice and

BLACKROCK BOND INDEX FUND	JUNE 30, 2013	13

Notes to Financial Statements (continued)	BlackRock Bond Index Fund

related portfolio activities). BAL, in consideration thereof, has agreed to bear all of the Fund’s ordinary operating expenses, excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the Fund. BAL is entitled to receive for these administration services an annual fee of 0.12% based on the average daily net assets of Class K Shares and 0.17% of the average daily net assets of Institutional and Investor A Shares.

From time to time, BAL may waive such fees in whole or in part. Any such waiver will reduce the expenses of the Fund and, accordingly, have a favorable impact on its performance. BAL may delegate certain of its administration duties to sub-administrators.

The fees and expenses of the Fund’s trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and the Trust’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Fund. BAL has contractually agreed to provide an offsetting credit against the administration fees paid by the Fund in an amount equal to the independent expenses through April 30, 2014.

The Trust, on behalf of the Fund, entered into a Distribution Agreement and Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of BlackRock. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service fees. The fees are accrued daily and paid monthly at an annual rate of 0.25% based upon the average daily net assets of the Investor A Shares.

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing services to the Fund. The ongoing service fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Investor A shareholders.

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Fund reimburses BAL for a portion of the compensation paid to the Trust’s Chief Compliance Officer.

4. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended June 30, 2013		Year Ended December 31, 2012
	Shares	Amount	Shares	Amount
Institutional
Shares sold	354,471	$3,762,541	1,074,128	$11,402,994
Shares issued to shareholders in reinvestment of dividends and distributions	14,211	148,774	27,318	291,967
Shares redeemed	(17,535)	(185,658)	(23,432)	(251,264)

Net increase	351,147	$3,725,657	1,078,014	$11,443,697

Investor A
Shares sold	508,830	$5,219,621	180,089	$1,929,146
Shares issued to shareholders in reinvestment of dividends and distributions	2,991	30,972	2,944	31,441
Shares redeemed	(80,120)	(842,219)	(32,565)	(350,706)

Net increase	431,701	$4,408,374	150,468	$1,609,881

Class K
Shares sold	2,696,430	$28,468,976	4,385,092	$46,828,468
Shares issued to shareholders in reinvestment of dividends and distributions	88,103	922,556	299,276	3,195,475
Shares redeemed	(2,361,079)	(24,916,084)	(5,378,321)	(57,726,188)

Net increase (decrease)	423,454	$4,475,448	(693,953)	$(7,702,245)

Total Net Increase	1,206,302	$12,609,479	534,529	$5,351,333

14	BLACKROCK BOND INDEX FUND	JUNE 30, 2013

Notes to Financial Statements (concluded)	BlackRock Bond Index Fund

At June 30, 2013, shares owned by affiliates were as follows:

Shares
Institutional	2,473
Investor A	2,473

5. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK BOND INDEX FUND	JUNE 30, 2013	15

Master Portfolio Information	Bond Index Master Portfolio

As of June 30, 2013

Portfolio Composition	Percent of Long-Term Investments

US Treasury Obligations	36%
US Government Sponsored Agency Securities	34
Corporate Bonds	25
Foreign Agency Obligations	2
Non-Agency Mortgage-Backed Securities	2
Taxable Municipal Bonds	1

Credit Quality Allocation[1]	Percent of Long-Term Investments

AAA/Aaa[2]	73%
AA/Aa	5
A	12
BBB/Baa	10

[1]	Using the higher of Standard & Poor’s or Moody’s Investors Service, Inc. ratings.

[2]	Includes US Government Sponsored Agency Securities and US Treasury Obligations, which were deemed AAA/Aaa by the investment advisor.

16	BLACKROCK BOND INDEX FUND	JUNE 30, 2013

Schedule of Investments June 30, 2013 (Unaudited)	Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)	Value
Ally Auto Receivables Trust, 0.80%, 10/16/17	$500	$495,119
AmeriCredit Automobile Receivables Trust, Series 2011-4, Class B, 2.26%, 9/08/16	650	659,647
Chase Issuance Trust, Series 2012-A8, Class A8, 0.54%, 10/16/17	250	248,160
Citibank Credit Card Issuance Trust:
Series 2006-A3, Class A3, 5.30%, 3/15/18	100	111,448
Series 2008-A1, Class A1, 5.35%, 2/07/20	170	195,910
Santander Drive Auto Receivables Trust 2012-4, Series 2012-4, Class C, 2.94%, 12/15/17	1,000	1,016,121
Total Asset-Backed Securities — 0.4%		2,726,405

Corporate Bonds
Aerospace & Defense — 0.3%
The Boeing Co., 6.13%, 2/15/33	100	119,894
General Dynamics Corp., 3.88%, 7/15/21 (a)	50	52,246
Honeywell International, Inc., 5.30%, 3/01/18	100	113,932
L-3 Communications Corp.:
3.95%, 11/15/16	250	264,081
4.95%, 2/15/21	250	263,968
Lockheed Martin Corp.:
3.35%, 9/15/21	250	248,781
4.07%, 12/15/42	100	87,312
Northrop Grumman Corp.:
1.75%, 6/01/18	250	242,482
4.75%, 6/01/43	125	119,480
Precision Castparts Corp.:
1.25%, 1/15/18	75	72,915
2.50%, 1/15/23	150	140,038
Raytheon Co., 4.70%, 12/15/41	100	99,888
United Technologies Corp.:
1.80%, 6/01/17	250	250,916
3.10%, 6/01/22	100	98,783
5.70%, 4/15/40	50	58,527
4.50%, 6/01/42	200	197,221

		2,430,464
Agriculture — 0.0%
Bunge Ltd. Finance Corp., 3.20%, 6/15/17	150	153,455
Air Freight & Logistics — 0.0%
FedEx Corp., 3.88%, 8/01/42	50	42,670
United Parcel Service, Inc.:
5.13%, 4/01/19	50	57,493
6.20%, 1/15/38	100	124,115

		224,278
Airlines — 0.0%
Continental Airlines 2012-1 Class A Pass Through Trust, 4.15%, 10/11/25	50	49,125
Delta Air Lines 2012-1 Class A Pass Through Trust, 4.75%, 11/07/21	96	100,769

		149,894

Corporate Bonds	Par (000)	Value
Automobiles — 0.1%
DaimlerChrysler North America Holding Corp., 8.50%, 1/18/31	$100	$141,489
Ford Motor Co.:
7.45%, 7/16/31	150	179,582
4.75%, 1/15/43	100	87,959

		409,030
Beverages — 0.5%
Anheuser-Busch Cos. LLC, 6.45%, 9/01/37	100	124,152
Anheuser-Busch InBev Finance, Inc.:
0.80%, 1/15/16	250	248,601
1.25%, 1/17/18	250	242,724
4.00%, 1/17/43	150	135,829
Anheuser-Busch InBev Worldwide, Inc.:
5.38%, 11/15/14	150	159,218
7.75%, 1/15/19	250	316,208
2.50%, 7/15/22	200	186,720
3.75%, 7/15/42	50	43,321
Beam, Inc., 1.88%, 5/15/17	100	99,822
The Coca-Cola Co.:
1.80%, 9/01/16	50	51,015
1.15%, 4/01/18	250	242,499
4.88%, 3/15/19	150	169,811
Diageo Capital Plc:
1.50%, 5/11/17	200	198,197
5.75%, 10/23/17	100	115,024
3.88%, 4/29/43	125	110,608
Diageo Investment Corp., 2.88%, 5/11/22	100	96,546
Dr Pepper Snapple Group, Inc.:
3.20%, 11/15/21	25	24,677
2.70%, 11/15/22	100	92,833
Molson Coors Brewing Co., 3.50%, 5/01/22 (a)	75	73,609
PepsiCo, Inc.:
0.75%, 3/05/15	100	100,179
0.70%, 2/26/16	500	496,164
1.25%, 8/13/17	500	489,290
2.75%, 3/05/22	250	239,364
4.88%, 11/01/40	100	102,096

		4,158,507
Biotechnology — 0.2%
Amgen, Inc.:
2.13%, 5/15/17	300	301,245
3.45%, 10/01/20	100	102,068
5.15%, 11/15/41	550	547,767
Celgene Corp., 3.25%, 8/15/22	150	142,263
Gilead Sciences, Inc.:
3.05%, 12/01/16	150	158,553
5.65%, 12/01/41	50	55,611

		1,307,507
Building Products — 0.0%
Owens Corning, 4.20%, 12/15/22	150	145,348

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedule of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:	GO General Obligation Bonds RB Revenue Bonds	TBA To Be Announced

See Notes to Financial Statements.

BLACKROCK BOND INDEX FUND	JUNE 30, 2013	17

Schedule of Investments (continued)	Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value
Capital Markets — 1.0%
The Bear Stearns Cos., Inc./JPMorgan Chase & Co., 5.70%, 11/15/14	$200	$213,059
The Charles Schwab Corp., 4.45%, 7/22/20	100	108,043
Franklin Resources, Inc., 2.80%, 9/15/22	150	140,913
The Goldman Sachs Group, Inc.:
3.30%, 5/03/15	500	515,362
3.70%, 8/01/15	400	416,743
3.63%, 2/07/16	400	417,544
5.95%, 1/18/18	300	335,652
2.38%, 1/22/18	250	245,458
7.50%, 2/15/19	150	178,136
5.75%, 1/24/22	350	386,055
3.63%, 1/22/23	150	143,516
6.13%, 2/15/33	400	437,498
6.75%, 10/01/37	400	409,746
Jefferies Group, Inc., 8.50%, 7/15/19	125	150,625
Morgan Stanley:
1.75%, 2/25/16	750	743,002
5.75%, 10/18/16	225	248,377
4.75%, 3/22/17	350	371,230
6.63%, 4/01/18	500	566,727
5.63%, 9/23/19	250	268,708
5.50%, 7/28/21	100	106,783
3.75%, 2/25/23	450	430,327
4.10%, 5/22/23	250	230,980
7.25%, 4/01/32	50	59,905
6.38%, 7/24/42	50	55,783
Nomura Holdings, Inc.:
5.00%, 3/04/15	50	52,795
2.00%, 9/13/16	250	247,210
Raymond James Financial, Inc., 4.25%, 4/15/16	100	105,683
State Street Corp.:
2.88%, 3/07/16	100	104,415
3.10%, 5/15/23	250	234,168

		7,924,443
Chemicals — 0.6%
Agrium, Inc.:
3.15%, 10/01/22	50	47,006
3.50%, 6/01/23	250	240,478
Airgas, Inc., 2.38%, 2/15/20	250	239,689
CF Industries, Inc.:
6.88%, 5/01/18	200	235,144
3.45%, 6/01/23	250	240,254
Cytec Industries, Inc., 3.50%, 4/01/23	250	238,844
The Dow Chemical Co.:
8.55%, 5/15/19	100	127,588
4.25%, 11/15/20	50	52,653
4.13%, 11/15/21	50	51,132
3.00%, 11/15/22	250	232,513
5.25%, 11/15/41	100	99,307
E.I. du Pont de Nemours & Co.:
6.00%, 7/15/18	325	384,001
2.80%, 2/15/23	250	238,210
4.15%, 2/15/43	200	192,175
Eastman Chemical Co., 3.60%, 8/15/22	200	192,772
Ecolab, Inc., 4.35%, 12/08/21	150	158,358
LyondellBasell Industries NV, 6.00%, 11/15/21	250	280,926
Methanex Corp., 3.25%, 12/15/19	250	242,020

Corporate Bonds	Par (000)	Value
Chemicals (concluded)
The Mosaic Co., 3.75%, 11/15/21	$50	$50,040
Potash Corp. of Saskatchewan, Inc., 3.25%, 12/01/17	250	262,451
Praxair, Inc.:
4.63%, 3/30/15	100	106,778
1.25%, 11/07/18	250	240,136
The Sherwin-Williams Co., 1.35%, 12/15/17	200	194,552

		4,347,027
Commercial Banks — 3.2%
Abbey National Treasury Services Plc, 4.00%, 4/27/16	150	158,493
Bancolombia SA, 5.95%, 6/03/21	100	106,250
Bank of Montreal, 2.50%, 1/11/17	150	153,761
The Bank of New York Mellon Corp.:
0.70%, 10/23/15	350	348,786
2.30%, 7/28/16	50	51,539
1.35%, 3/06/18	250	242,642
3.55%, 9/23/21	50	50,963
Bank of Nova Scotia:
3.40%, 1/22/15	200	207,970
2.90%, 3/29/16	100	104,361
1.38%, 12/18/17	100	97,085
Barclays Bank Plc:
2.75%, 2/23/15	100	102,520
5.00%, 9/22/16	175	193,337
5.13%, 1/08/20	200	221,258
BB&T Corp.:
2.05%, 6/19/18	500	492,720
5.25%, 11/01/19	100	111,154
BBVA US Senior SAU, 4.66%, 10/09/15	250	257,531
BNP Paribas SA:
3.25%, 3/11/15	100	103,242
2.38%, 9/14/17	250	247,500
5.00%, 1/15/21	100	106,326
3.25%, 3/03/23	250	229,813
Commonwealth Bank of Australia/New York NY, 1.25%, 9/18/15	200	201,180
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands, 1.70%, 3/19/18 (a)	250	242,940
Council of Europe Development Bank:
1.50%, 1/15/15	50	50,778
1.00%, 3/07/18	250	241,950
Credit Suisse AG, 5.40%, 1/14/20	150	162,516
Credit Suisse New York, 3.50%, 3/23/15	800	834,587
Discover Bank/Greenwood DE, 2.00%, 2/21/18	600	580,728
European Investment Bank:
1.00%, 7/15/15	500	504,000
0.63%, 4/15/16	1,250	1,243,855
2.50%, 5/16/16	100	104,784
5.13%, 9/13/16	225	253,935
1.25%, 10/14/16	100	100,510
1.75%, 3/15/17	500	509,118
1.63%, 6/15/17	500	504,250
1.00%, 3/15/18	250	241,693
Export-Import Bank of Korea:
4.00%, 1/11/17	400	418,556
1.75%, 2/27/18	500	471,124

See Notes to Financial Statements.

18	BLACKROCK BOND INDEX FUND	JUNE 30, 2013

Schedule of Investments (continued)	Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value
Commercial Banks (continued)
Fifth Third Bancorp:
3.63%, 1/25/16	$50	$52,783
3.50%, 3/15/22	100	99,121
Fifth Third Bank/Cincinnati OH:
0.90%, 2/26/16	500	493,161
1.45%, 2/28/18	200	193,203
HSBC Holdings Plc:
4.88%, 1/14/22	150	161,900
4.00%, 3/30/22	600	614,294
6.50%, 5/02/36	200	221,717
6.80%, 6/01/38	250	287,540
HSBC USA, Inc., 2.38%, 2/13/15	300	306,564
International Bank for Reconstruction & Development:
2.38%, 5/26/15	500	518,938
0.50%, 4/15/16	750	747,443
1.00%, 9/15/16	75	75,467
International Finance Corp., 0.50%, 5/15/15	500	500,525
Intesa Sanpaolo SpA:
3.13%, 1/15/16	250	245,814
3.88%, 1/16/18	200	192,042
JPMorgan Chase Bank NA, Series BKNT, 6.00%, 10/01/17	250	284,773
KeyCorp, 5.10%, 3/24/21	100	111,256
KFW:
0.50%, 4/19/16	1,000	992,167
2.13%, 1/17/23	200	188,140
Korea Development Bank:
3.25%, 3/09/16	100	103,110
1.50%, 1/22/18	200	186,406
Landwirtschaftliche Rentenbank, 3.13%, 7/15/15	200	209,940
Lloyds TSB Bank Plc, 4.20%, 3/28/17	50	53,297
Manufacturers & Traders Trust Co., 1.45%, 3/07/18	250	242,438
National Australia Bank, NY, 2.00%, 3/09/15	250	254,658
Nordic Investment Bank, 0.50%, 4/14/16	500	496,400
Oesterreichische Kontrollbank AG, 2.00%, 6/03/16	100	102,977
PNC Bank NA, 2.95%, 1/30/23 (b)	250	230,635
PNC Funding Corp. (b):
5.63%, 2/01/17	150	166,419
3.30%, 3/08/22	150	144,189
Rabobank Nederland:
3.38%, 1/19/17	300	315,069
3.88%, 2/08/22	150	151,053
5.25%, 5/24/41	25	25,678
Regions Financial Corp., 2.00%, 5/15/18	250	236,327
Royal Bank of Canada:
1.45%, 10/30/14	100	101,064
0.85%, 3/08/16	250	248,700
Sumitomo Mitsui Banking Corp., 1.80%, 7/18/17	250	246,986
SunTrust Banks, Inc., 3.50%, 1/20/17	50	52,323
Svensk Exportkredit AB, 2.13%, 7/13/16	200	206,500
Svenska Handelsbanken AB, 1.63%, 3/21/18	250	243,452
Swiss Bank Corp., 7.00%, 10/15/15	150	165,969
The Toronto-Dominion Bank:
2.38%, 10/19/16	50	51,737
1.40%, 4/30/18	250	242,652
US Bancorp:
1.65%, 5/15/17	250	249,229
4.13%, 5/24/21	50	53,280

Corporate Bonds	Par (000)	Value
Commercial Banks (concluded)
Wachovia Bank NA/Wells Fargo & Co., 6.60%, 1/15/38	$50	$61,097
Wachovia Corp., 5.63%, 10/15/16	250	280,992
Wells Fargo & Co.:
2.63%, 12/15/16	100	103,617
2.10%, 5/08/17	150	150,536
5.63%, 12/11/17	250	284,174
1.50%, 1/16/18	250	243,832
3.50%, 3/08/22	500	505,658
3.45%, 2/13/23	650	620,773
Wells Fargo Bank NA, 4.75%, 2/09/15	500	527,695
Westpac Banking Corp.:
3.00%, 8/04/15	250	260,601
1.60%, 1/12/18 (a)	250	245,452
4.88%, 11/19/19	50	56,043

		24,661,561
Commercial Services & Supplies — 0.1%
The ADT Corp.:
2.25%, 7/15/17	250	245,326
4.88%, 7/15/42	100	84,895
Republic Services, Inc.:
5.25%, 11/15/21	50	54,896
3.55%, 6/01/22	250	243,309
Vanderbilt University, 5.25%, 4/01/19	100	115,421
Waste Management, Inc. (a):
4.60%, 3/01/21	100	107,344
2.90%, 9/15/22	200	183,806

		1,034,997
Communications Equipment — 0.1%
Cisco Systems, Inc., 5.50%, 1/15/40	350	396,991
Motorola Solutions, Inc.:
3.75%, 5/15/22	150	145,817
3.50%, 3/01/23	250	235,672

		778,480
Computers & Peripherals — 0.3%
Apple, Inc.:
1.00%, 5/03/18	500	480,149
3.85%, 5/04/43	250	222,058
Dell, Inc., 5.65%, 4/15/18	75	75,923
EMC Corp. /MA:
1.88%, 6/01/18	250	247,126
2.65%, 6/01/20	250	246,445
Hewlett-Packard Co.:
3.30%, 12/09/16	150	155,707
4.65%, 12/09/21	100	100,009
6.00%, 9/15/41	150	144,714
NetApp, Inc., 2.00%, 12/15/17 (a)	350	340,901

		2,013,032
Construction & Engineering — 0.0%
ABB Finance USA, Inc.:
1.63%, 5/08/17	150	149,013
2.88%, 5/08/22	100	95,806
URS Corp., 4.35%, 4/01/17 (c)	100	101,874

		346,693

See Notes to Financial Statements.

BLACKROCK BOND INDEX FUND	JUNE 30, 2013	19

Schedule of Investments (continued)	Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value
Consumer Finance — 0.3%
American Express Co.:
1.55%, 5/22/18	$250	$242,705
2.65%, 12/02/22	230	212,363
4.05%, 12/03/42	67	58,579
Capital One Financial Corp.:
1.00%, 11/06/15	200	197,288
3.50%, 6/15/23 (c)	110	103,545
Caterpillar Financial Services Corp.:
1.10%, 5/29/15	250	251,357
0.70%, 2/26/16	700	693,541
HSBC Finance Corp., 6.68%, 1/15/21	161	177,993

		1,937,371
Diversified Financial Services — 2.9%
American Express Credit Co., 2.75%, 9/15/15	250	259,316
American Express Credit Corp.:
1.75%, 6/12/15	500	506,784
2.38%, 3/24/17	100	102,088
Bank of America Corp.:
4.50%, 4/01/15	50	52,446
7.75%, 8/15/15	250	276,654
3.63%, 3/17/16	150	156,691
3.75%, 7/12/16	350	366,899
3.88%, 3/22/17	300	314,200
2.00%, 1/11/18	1,050	1,017,045
5.63%, 7/01/20	150	165,145
5.00%, 5/13/21	100	106,626
5.70%, 1/24/22	100	111,005
3.30%, 1/11/23	250	236,287
5.88%, 2/07/42	100	111,801
Capital One Bank USA NA, 3.38%, 2/15/23	350	330,839
Citigroup, Inc.:
6.38%, 8/12/14	150	158,292
2.65%, 3/02/15	400	407,778
1.25%, 1/15/16	250	247,012
3.95%, 6/15/16	150	158,111
4.45%, 1/10/17	400	428,316
8.50%, 5/22/19	250	315,007
4.05%, 7/30/22	250	240,277
3.38%, 3/01/23	500	478,307
3.50%, 5/15/23	250	224,533
6.63%, 6/15/32	100	103,370
6.88%, 3/05/38	100	121,263
8.13%, 7/15/39	75	99,055
5.88%, 1/30/42	150	165,044
Deutsche Bank AG London, 3.25%, 1/11/16	300	314,131
Ford Motor Credit Co. LLC:
7.00%, 4/15/15	250	271,028
2.75%, 5/15/15	500	506,995
1.70%, 5/09/16	750	737,764
4.25%, 2/03/17	250	261,206
2.38%, 1/16/18	250	240,712
General Electric Capital Corp.:
2.25%, 11/09/15	100	102,474
1.00%, 1/08/16	1,000	994,464
2.90%, 1/09/17	100	103,377
6.38%, 11/15/17 (d)	250	260,000
5.63%, 5/01/18	300	344,101
4.38%, 9/16/20	50	52,931

Corporate Bonds	Par (000)	Value
Diversified Financial Services (concluded)
General Electric Capital Corp. (concluded):
4.63%, 1/07/21	$250	$267,102
4.65%, 10/17/21	200	212,152
3.10%, 1/09/23	200	188,933
5.88%, 1/14/38	750	825,566
Series G, 6.00%, 8/07/19	100	116,093
Jefferies Group LLC, 5.13%, 1/20/23	150	148,843
John Deere Capital Corp.:
0.88%, 4/17/15	250	251,033
0.75%, 1/22/16	250	248,527
2.25%, 4/17/19	100	99,876
3.90%, 7/12/21 (a)	50	52,938
JPMorgan Chase & Co.:
1.88%, 3/20/15	350	354,100
5.25%, 5/01/15	250	266,778
1.10%, 10/15/15	250	248,474
3.15%, 7/05/16	300	311,580
2.00%, 8/15/17	250	248,111
1.80%, 1/25/18	250	241,840
1.63%, 5/15/18	500	479,338
4.50%, 1/24/22	300	314,137
3.25%, 9/23/22	200	189,880
3.20%, 1/25/23	150	142,396
3.38%, 5/01/23	250	232,790
6.40%, 5/15/38	100	117,300
5.50%, 10/15/40	125	131,608
5.60%, 7/15/41	50	53,808
5.40%, 1/06/42	250	264,435
Merrill Lynch & Co., Inc.:
6.05%, 5/16/16	250	270,702
6.88%, 4/25/18	400	460,369
6.11%, 1/29/37	100	98,436
7.75%, 5/14/38	200	228,777
Moody’s Corp., 4.50%, 9/01/22	50	50,082
Murray Street Investment Trust I, 4.65%, 3/09/17 (e)	200	211,748
National Rural Utilities Cooperative Finance Corp.:
1.00%, 2/02/15	200	200,966
3.05%, 3/01/16	50	52,423
NCUA Guaranteed Notes, 3.00%, 6/12/19	1,000	1,045,910
ORIX Corp., 3.75%, 3/09/17	100	102,374
Royal Bank of Scotland Group Plc:
2.55%, 9/18/15	200	203,352
6.40%, 10/21/19	250	277,773
The Royal Bank of Scotland Plc, 4.38%, 3/16/16 (a)	250	264,629
Toyota Motor Credit Corp.:
1.00%, 2/17/15	500	503,287
0.80%, 5/17/16	500	497,396
1.38%, 1/10/18	200	194,941
UBS AG Stamford, 5.75%, 4/25/18	300	346,686

		22,466,863
Diversified Telecommunication Services — 1.1%
AT&T, Inc.:
5.10%, 9/15/14	300	315,215
0.80%, 12/01/15	500	497,716
0.90%, 2/12/16	500	496,231
1.70%, 6/01/17	500	495,076
6.30%, 1/15/38	200	222,353
5.35%, 9/01/40	213	215,522
4.30%, 12/15/42	151	131,504
4.35%, 6/15/45	759	660,352

See Notes to Financial Statements.

20	BLACKROCK BOND INDEX FUND	JUNE 30, 2013

Schedule of Investments (continued)	Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value
Diversified Telecommunication Services (concluded)
British Telecommunications Plc:
2.00%, 6/22/15	$250	$254,902
1.63%, 6/28/16	500	502,193
9.63%, 12/15/30	50	75,272
CC Holdings GS V LLC / Crown Castle GS III Corp., 2.38%, 12/15/17 (a)	325	319,837
Deutsche Telekom International Finance BV, 8.75%, 6/15/30	150	208,091
Embarq Corp., 7.08%, 6/01/16	250	280,134
France Telecom SA:
2.75%, 9/14/16	200	204,969
4.13%, 9/14/21	150	151,520
5.38%, 1/13/42	225	222,985
Qwest Corp.:
6.50%, 6/01/17	150	169,751
6.75%, 12/01/21	50	55,661
Telecom Italia Capital SA:
7.18%, 6/18/19 (a)	400	445,154
7.72%, 6/04/38	50	50,740
Telefonaktiebolaget LM Ericsson, 4.13%, 5/15/22	100	97,792
Telefonica Emisiones SAU:
3.99%, 2/16/16	350	360,956
5.46%, 2/16/21	50	51,547
4.57%, 4/27/23	200	191,460
7.05%, 6/20/36	75	82,342
Telefonica Europe BV, 8.25%, 9/15/30	50	59,924
Verizon Communications, Inc.:
3.00%, 4/01/16	250	261,320
1.10%, 11/01/17	250	241,903
8.75%, 11/01/18	65	84,717
6.40%, 2/15/38	200	232,879
6.00%, 4/01/41	250	280,491
3.85%, 11/01/42	250	207,436
Verizon Global Funding Corp., 7.75%, 12/01/30	100	129,553

		8,257,498
Electric Utilities — 0.9%
Alabama Power Co., 5.50%, 10/15/17	100	114,240
Ameren Illinois Co., 2.70%, 9/01/22	100	95,072
American Electric Power Co., Inc., 1.65%, 12/15/17	200	194,425
Carolina Power & Light Co.:
4.10%, 5/15/42	150	137,246
4.10%, 3/15/43	200	182,762
CenterPoint Energy Houston Electric LLC, 3.55%, 8/01/42	100	86,025
Commonwealth Edison Co., 5.90%, 3/15/36	50	58,804
The Connecticut Light & Power Co., 2.50%, 1/15/23	150	139,338
DTE Electric Co., 4.00%, 4/01/43	150	138,059
Duke Energy Carolinas LLC, 6.05%, 4/15/38	100	117,719
Duke Energy Corp., 1.63%, 8/15/17	250	245,410
Duke Energy Indiana, Inc., 4.20%, 3/15/42	150	135,895
Entergy Corp.:
3.63%, 9/15/15	50	51,803
4.70%, 1/15/17	150	159,198
FirstEnergy Corp.:
2.75%, 3/15/18	250	243,384
7.38%, 11/15/31	200	210,919
Florida Power & Light Co.:
2.75%, 6/01/23	250	240,337
5.95%, 2/01/38	50	60,400
4.05%, 6/01/42	150	139,435

Corporate Bonds	Par (000)	Value
Electric Utilities (concluded)
Georgia Power Co.:
0.63%, 11/15/15	$250	$247,858
4.30%, 3/15/42	200	183,416
Great Plains Energy, Inc., 5.29%, 6/15/22 (a)(f)	150	162,365
Indiana Michigan Power Co., 6.05%, 3/15/37	175	194,936
LG&E & KU Energy LLC, 3.75%, 11/15/20 (a)	50	51,038
Nevada Power Co., 5.45%, 5/15/41	50	55,898
Nisource Finance Corp.:
5.95%, 6/15/41	50	52,531
5.25%, 2/15/43	75	73,278
Northeast Utilities, 1.45%, 5/01/18	250	242,658
Northern States Power Co/MN, 3.40%, 8/15/42	200	166,274
Oncor Electric Delivery Co. LLC:
7.00%, 9/01/22	100	124,133
5.30%, 6/01/42	75	79,524
PacifiCorp:
2.95%, 2/01/22	100	98,297
2.95%, 6/01/23	300	289,252
PPL Capital Funding, Inc.:
1.90%, 6/01/18	250	245,577
3.40%, 6/01/23	250	236,868
Progress Energy, Inc.:
4.40%, 1/15/21	100	106,198
7.75%, 3/01/31	50	64,700
Public Service Co. of Colorado, 3.95%, 3/15/43	200	184,001
Public Service Electric & Gas Co.:
3.50%, 8/15/20	50	52,645
2.38%, 5/15/23	250	231,490
3.95%, 5/01/42	50	46,442
3.65%, 9/01/42	50	43,967
Southern California Edison Co.:
5.00%, 1/15/16	100	109,785
5.50%, 3/15/40	50	57,236
4.05%, 3/15/42	150	139,470
The Toledo Edison Co., 6.15%, 5/15/37	100	114,588
Virginia Electric & Power Co.:
2.95%, 1/15/22	400	394,694
4.00%, 1/15/43	250	230,179

		7,029,769
Electrical Equipment — 0.1%
Eaton Corp., 4.00%, 11/02/32 (c)	200	186,997
Emerson Electric Co.:
5.00%, 4/15/19	100	113,769
2.63%, 2/15/23	350	331,266
Roper Industries, Inc., 3.13%, 11/15/22	150	141,758

		773,790
Electronic Equipment, Instruments & Components — 0.2%
Arrow Electronics, Inc., 3.00%, 3/01/18	750	748,921
Corning, Inc., 4.75%, 3/15/42	50	48,051
Jabil Circuit, Inc., 4.70%, 9/15/22	250	240,625
Tyco Electronics Group SA:
6.55%, 10/01/17	50	57,880
3.50%, 2/03/22	100	96,903

		1,192,380
Energy Equipment & Services — 0.2%
Baker Hughes, Inc., 5.13%, 9/15/40	100	109,128

See Notes to Financial Statements.

BLACKROCK BOND INDEX FUND	JUNE 30, 2013	21

Schedule of Investments (continued)	Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value
Energy Equipment & Services (concluded)
Ensco Plc:
3.25%, 3/15/16 (a)	$100	$104,492
4.70%, 3/15/21	100	106,172
FMC Technologies, Inc., 3.45%, 10/01/22	100	95,794
Halliburton Co.:
6.15%, 9/15/19	100	120,567
4.50%, 11/15/41	50	49,389
National Oilwell Varco, Inc., 3.95%, 12/01/42	150	134,652
Sunoco Logistics Partners Operations LP, 4.95%, 1/15/43	250	223,779
Transcontinental Gas Pipe Line Co. LLC, 4.45%, 8/01/42	250	226,653
Transocean, Inc.:
5.05%, 12/15/16	250	271,856
2.50%, 10/15/17	250	247,060
3.80%, 10/15/22	100	95,255
6.80%, 3/15/38	50	53,189

		1,837,986
Food & Staples Retailing — 0.4%
Costco Wholesale Corp., 1.13%, 12/15/17	150	145,923
CVS Caremark Corp.:
2.75%, 12/01/22 (a)	400	373,718
6.13%, 9/15/39	50	58,429
The Kroger Co.:
6.15%, 1/15/20	100	116,381
3.40%, 4/15/22 (a)	100	97,630
Safeway, Inc., 4.75%, 12/01/21 (a)	100	101,884
Wal-Mart Stores, Inc.:
1.50%, 10/25/15	800	815,531
3.63%, 7/08/20	150	158,436
5.63%, 4/15/41	500	578,408
4.00%, 4/11/43	150	136,678
Walgreen Co.:
1.80%, 9/15/17	200	197,497
3.10%, 9/15/22	200	189,534

		2,970,049
Food Products — 0.3%
Archer-Daniels-Midland Co., 4.54%, 3/26/42	75	71,722
ConAgra Foods, Inc.:
3.25%, 9/15/22	200	190,796
4.65%, 1/25/43	250	231,582
Delhaize Group SA, 4.13%, 4/10/19	150	154,515
General Mills, Inc., 3.15%, 12/15/21	150	149,797
Ingredion Inc., 3.20%, 11/01/15	50	52,250
The JM Smucker Co., 3.50%, 10/15/21	50	49,898
Kellogg Co.:
1.88%, 11/17/16	200	203,023
3.13%, 5/17/22	100	97,395
Kraft Foods Group, Inc.:
1.63%, 6/04/15	250	252,666
5.38%, 2/10/20	52	58,655
5.00%, 6/04/42	200	202,538
Kraft Foods, Inc.:
4.13%, 2/09/16	150	160,342
6.13%, 8/23/18	150	175,334
6.50%, 2/09/40	150	178,970
Mondelez International, Inc., 5.38%, 2/10/20	48	53,839
Tyson Foods, Inc., 4.50%, 6/15/22 (a)	150	153,274

Corporate Bonds	Par (000)	Value
Food Products (concluded)
Unilever Capital Corp., 4.25%, 2/10/21	$200	$217,897

		2,654,493
Gas Utilities — 0.1%
AGL Capital Corp., 3.50%, 9/15/21	50	51,016
Atmos Energy Corp., 4.15%, 1/15/43	100	91,757
National Fuel Gas Co., 3.75%, 3/01/23	300	288,701
ONEOK, Inc., 4.25%, 2/01/22	100	98,386

		529,860
Health Care Equipment & Supplies — 0.3%
Baxter International, Inc.:
1.85%, 6/15/18	250	247,975
3.20%, 6/15/23	250	245,219
Boston Scientific Corp.:
4.50%, 1/15/15	250	261,551
6.00%, 1/15/20	100	113,188
CareFusion Corp., 3.30%, 3/01/23 (c)	200	189,974
Covidien International Finance SA:
1.35%, 5/29/15	250	252,157
2.95%, 6/15/23	250	236,333
6.55%, 10/15/37	25	31,581
Medtronic, Inc.:
1.38%, 4/01/18	300	291,648
4.13%, 3/15/21	50	53,209
4.00%, 4/01/43	150	135,550
St Jude Medical, Inc., 3.25%, 4/15/23	150	141,444
Stryker Corp., 1.30%, 4/01/18	200	193,403
Zimmer Holdings, Inc., 1.40%, 11/30/14	250	251,667

		2,644,899
Health Care Providers & Services — 0.7%
Aetna, Inc.:
1.50%, 11/15/17	250	242,723
2.75%, 11/15/22	500	460,493
6.75%, 12/15/37	50	61,155
Cardinal Health, Inc.:
1.70%, 3/15/18	750	727,675
3.20%, 6/15/22 (a)	50	47,528
4.60%, 3/15/43	50	45,362
Cigna Corp.:
2.75%, 11/15/16	100	103,773
4.00%, 2/15/22	25	25,666
5.38%, 2/15/42	50	53,307
Express Scripts Holding Co.:
3.50%, 11/15/16	100	106,154
2.65%, 2/15/17	350	356,389
4.75%, 11/15/21	50	53,493
Humana, Inc., 3.15%, 12/01/22	250	232,007
Kaiser Foundation Hospitals, 3.50%, 4/01/22	100	98,895
Laboratory Corp. of America Holdings, 3.75%, 8/23/22	100	95,524
McKesson Corp.:
3.25%, 3/01/16 (a)	250	263,621
2.85%, 3/15/23	150	141,227
Medco Health Solutions, Inc., 2.75%, 9/15/15	50	51,410
Quest Diagnostics, Inc.:
3.20%, 4/01/16	50	51,873
4.70%, 4/01/21	100	103,953

See Notes to Financial Statements.

22	BLACKROCK BOND INDEX FUND	JUNE 30, 2013

Schedule of Investments (continued)	Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value
Health Care Providers & Services (concluded)
UnitedHealth Group, Inc.:
1.63%, 3/15/19	$550	$531,623
2.88%, 3/15/23	250	234,903
5.95%, 2/15/41	100	113,206
3.95%, 10/15/42	150	129,060
WellPoint, Inc.:
5.25%, 1/15/16	150	163,992
1.88%, 1/15/18	450	440,615
3.13%, 5/15/22	200	189,648
3.30%, 1/15/23	100	95,195
4.63%, 5/15/42	50	46,379

		5,266,849
Hotels, Restaurants & Leisure — 0.3%
Carnival Corp., 1.20%, 2/05/16	250	248,201
Darden Restaurants, Inc., 3.35%, 11/01/22 (a)	100	92,118
Hyatt Hotels Corp., 3.38%, 7/15/23	190	177,128
Marriott International, Inc.:
3.00%, 3/01/19	100	100,884
3.25%, 9/15/22	100	93,111
McDonald’s Corp.:
0.75%, 5/29/15	250	250,557
1.88%, 5/29/19	100	98,522
3.50%, 7/15/20	50	52,291
3.70%, 2/15/42	100	88,859
Starwood Hotels & Resorts Worldwide, Inc., 3.13%, 2/15/23	250	231,374
Wyndham Worldwide Corp.:
2.50%, 3/01/18	500	491,056
4.25%, 3/01/22	50	48,695
3.90%, 3/01/23 (a)	125	119,092
Yum! Brands, Inc., 5.30%, 9/15/19	100	111,824

		2,203,712
Household Durables — 0.1%
MDC Holdings, Inc., 6.00%, 1/15/43	100	92,888
Mohawk Industries, Inc., 3.85%, 2/01/23	125	119,961
Whirlpool Corp., 5.15%, 3/01/43 (a)	200	189,327

		402,176
Household Products — 0.1%
The Clorox Co., 3.05%, 9/15/22	50	47,303
Energizer Holdings, Inc., 4.70%, 5/19/21	50	50,760
Kimberly-Clark Corp., 3.63%, 8/01/20	50	52,374
The Procter & Gamble Co.:
1.80%, 11/15/15	100	102,572
2.30%, 2/06/22	250	237,593

		490,602
Independent Power Producers & Energy Traders — 0.0%
Exelon Generation Co. LLC:
6.25%, 10/01/39	150	163,155
5.60%, 6/15/42	50	50,234
PPL Energy Supply LLC, 4.60%, 12/15/21	150	152,644

		366,033
Industrial Conglomerates — 0.2%
General Electric Co.:
0.85%, 10/09/15	750	749,290
5.25%, 12/06/17	250	282,287
2.70%, 10/09/22	150	141,959

Corporate Bonds	Par (000)	Value
Industrial Conglomerates (concluded)
Koninklijke Philips Electronics N.V., 3.75%, 3/15/22	$250	$250,760

		1,424,296
Insurance — 1.1%
ACE INA Holdings, Inc.:
2.60%, 11/23/15	300	311,358
4.15%, 3/13/43	150	138,276
Aflac, Inc.:
2.65%, 2/15/17 (a)	250	255,968
3.63%, 6/15/23	250	242,996
Alleghany Corp., 4.95%, 6/27/22	50	52,827
The Allstate Corp.:
5.00%, 8/15/14	100	104,611
3.15%, 6/15/23	250	242,732
4.50%, 6/15/43	150	147,879
American International Group, Inc.:
4.25%, 9/15/14	100	103,704
4.88%, 9/15/16	150	164,305
3.80%, 3/22/17	350	366,911
8.25%, 8/15/18	100	124,014
4.88%, 6/01/22	250	266,481
8.18%, 5/15/58 (d)	175	213,500
Aon Corp., 3.13%, 5/27/16	50	52,160
Aon Plc, 4.45%, 5/24/43	200	178,835
Assurant, Inc., 2.50%, 3/15/18	250	244,311
AXA SA, 8.60%, 12/15/30	50	60,500
Berkshire Hathaway Finance Corp.:
5.10%, 7/15/14	100	104,807
4.40%, 5/15/42	100	92,281
Berkshire Hathaway, Inc.:
1.90%, 1/31/17	100	101,064
1.55%, 2/09/18 (a)	500	489,882
CNA Financial Corp., 5.75%, 8/15/21	100	112,552
Genworth Financial, Inc. (a):
8.63%, 12/15/16	250	295,809
7.70%, 6/15/20	50	57,279
Hartford Financial Services Group, Inc., 6.10%, 10/01/41	100	111,845
ING US, Inc., 2.90%, 2/15/18 (c)	750	753,774
Lincoln National Corp.:
4.85%, 6/24/21	50	53,129
4.20%, 3/15/22	100	101,612
Loews Corp., 2.63%, 5/15/23	250	227,397
Markel Corp., 3.63%, 3/30/23	250	238,043
Marsh & McLennan Cos., Inc., 4.80%, 7/15/21	50	53,943
MetLife, Inc.:
5.00%, 6/15/15	100	107,277
4.75%, 2/08/21	200	217,963
6.40%, 12/15/36	100	102,250
4.13%, 8/13/42	50	44,468
Principal Financial Group, Inc., 4.63%, 9/15/42	50	47,970
The Progressive Corp., 3.75%, 8/23/21 (a)	50	50,954
Prudential Financial, Inc.:
3.00%, 5/12/16 (a)	150	156,295
5.38%, 6/21/20	350	392,364
8.88%, 6/15/38 (d)	100	120,000
5.63%, 6/15/43 (d)	100	98,000
5.20%, 3/15/44 (d)	100	94,500
Travelers Property Casualty Corp., 6.38%, 3/15/33	100	122,280
Willis Group Holdings Plc, 4.13%, 3/15/16	200	209,367

See Notes to Financial Statements.

BLACKROCK BOND INDEX FUND	JUNE 30, 2013	23

Schedule of Investments (continued)	Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value
Insurance (concluded)
WR Berkley Corp., 4.63%, 3/15/22	$200	$206,009
XL Group Ltd., 5.75%, 10/01/21	100	113,169

		8,147,651
Internet & Catalog Retail — 0.0%
Amazon.com, Inc., 1.20%, 11/29/17	250	241,783
Internet Software & Services — 0.0%
eBay, Inc.:
3.25%, 10/15/20	50	50,952
2.60%, 7/15/22	50	46,584
Google, Inc., 3.63%, 5/19/21	25	26,127

		123,663
IT Services — 0.3%
Fidelity National Information Services, Inc.:
2.00%, 4/15/18	250	241,289
3.50%, 4/15/23	25	22,579
Fiserv, Inc., 6.80%, 11/20/17	50	58,228
International Business Machines Corp.:
0.55%, 2/06/15	250	249,794
0.75%, 5/11/15	200	200,618
2.00%, 1/05/16	150	153,874
1.25%, 2/08/18	500	486,777
1.88%, 5/15/19	250	246,191
2.90%, 11/01/21	100	98,264
4.00%, 6/20/42	100	93,843
Total System Services, Inc., 2.38%, 6/01/18	250	242,212
The Western Union Co. (a):
2.88%, 12/10/17	250	250,643
6.20%, 11/17/36	25	24,199

		2,368,511
Leisure Equipment & Products — 0.0%
Mattel, Inc., 1.70%, 3/15/18	200	195,357
Life Sciences Tools & Services — 0.1%
Agilent Technologies, Inc., 3.88%, 7/15/23	200	193,151
Life Technologies Corp., 6.00%, 3/01/20	100	112,657
Thermo Fisher Scientific, Inc.:
2.25%, 8/15/16	50	50,733
3.15%, 1/15/23	250	231,071

		587,612
Machinery — 0.2%
Caterpillar, Inc.:
5.70%, 8/15/16	100	113,776
3.90%, 5/27/21	50	52,324
5.20%, 5/27/41	100	107,772
Danaher Corp., 3.90%, 6/23/21	50	52,841
Deere & Co., 3.90%, 6/09/42	50	45,420
Flowserve Corp., 3.50%, 9/15/22	100	96,043
Illinois Tool Works, Inc.:
4.88%, 9/15/41	50	52,242
3.90%, 9/01/42	75	66,867
Ingersoll-Rand Global Holding Co. Ltd.:
6.88%, 8/15/18	50	59,222
2.88%, 1/15/19 (c)	500	493,239
Joy Global, Inc., 5.13%, 10/15/21 (a)	50	53,103
Pentair Finance SA, 1.88%, 9/15/17	250	244,855
Stanley Black & Decker, Inc., 2.90%, 11/01/22	150	140,848

		1,578,552

Corporate Bonds	Par (000)	Value
Media — 1.2%
CBS Corp.:
7.88%, 7/30/30	$75	$95,560
4.85%, 7/01/42	75	69,330
Cintas Corp. No 2, 4.30%, 6/01/21	25	26,180
Comcast Corp.:
5.15%, 3/01/20	350	400,150
4.25%, 1/15/33	650	621,925
6.45%, 3/15/37	200	239,140
4.65%, 7/15/42	150	143,840
COX Communications, Inc., 5.50%, 10/01/15	100	109,839
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc.:
3.13%, 2/15/16	100	103,776
3.50%, 3/01/16	250	262,628
2.40%, 3/15/17	250	251,208
1.75%, 1/15/18	750	724,068
5.15%, 3/15/42	150	133,811
Discovery Communications LLC:
4.38%, 6/15/21	50	52,487
3.25%, 4/01/23 (a)	50	46,887
4.95%, 5/15/42	50	46,815
4.88%, 4/01/43	150	138,661
NBC Universal Media LLC:
3.65%, 4/30/15	250	262,684
4.38%, 4/01/21	100	107,869
2.88%, 1/15/23	250	237,460
News America, Inc.:
4.50%, 2/15/21	100	107,128
3.00%, 9/15/22	400	373,316
6.20%, 12/15/34	100	109,321
6.15%, 2/15/41	150	166,571
Omnicom Group, Inc., 3.63%, 5/01/22	125	120,560
TCI Communications, Inc., 8.75%, 8/01/15	50	57,822
Thomson Reuters Corp.:
0.88%, 5/23/16	250	247,528
6.50%, 7/15/18	250	295,555
Time Warner Cable, Inc.:
4.13%, 2/15/21 (a)	100	98,054
4.00%, 9/01/21	500	478,825
6.55%, 5/01/37	150	150,216
6.75%, 6/15/39	50	51,004
4.50%, 9/15/42	225	174,484
Time Warner, Inc.:
8.25%, 4/01/19	300	361,198
4.88%, 3/15/20	250	272,570
3.40%, 6/15/22 (a)	250	242,317
7.70%, 5/01/32	250	317,856
6.25%, 3/29/41	150	165,509
Viacom, Inc.:
3.13%, 6/15/22	150	141,305
3.25%, 3/15/23 (a)	200	188,366
4.38%, 3/15/43 (c)	70	59,374
The Walt Disney Co.:
0.88%, 12/01/14	250	251,379
3.75%, 6/01/21	50	52,092
2.35%, 12/01/22	300	277,141
WPP Finance 2010, 4.75%, 11/21/21	100	103,432

		8,937,241

See Notes to Financial Statements.

24	BLACKROCK BOND INDEX FUND	JUNE 30, 2013

Schedule of Investments (continued)	Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value
Metals & Mining — 0.7%
Alcoa, Inc.:
5.55%, 2/01/17	$200	$212,544
5.90%, 2/01/27	100	93,540
AngloGold Ashanti Holdings Plc, 5.13%, 8/01/22	100	88,424
Barrick Gold Corp.:
2.90%, 5/30/16	250	246,601
2.50%, 5/01/18 (c)	250	224,346
3.85%, 4/01/22	350	294,497
Barrick North America Finance LLC, 5.70%, 5/30/41	50	40,584
BHP Billiton Finance USA Ltd.:
1.63%, 2/24/17	100	99,516
2.88%, 2/24/22	250	237,382
Carpenter Technology Corp., 4.45%, 3/01/23	250	243,694
Cliffs Natural Resources, Inc. (a):
3.95%, 1/15/18	200	191,082
4.88%, 4/01/21	50	45,315
Freeport-McMoRan Copper & Gold, Inc.:
2.15%, 3/01/17 (a)	100	97,879
3.10%, 3/15/20 (c)	200	184,863
3.55%, 3/01/22	50	45,418
5.45%, 3/15/43 (c)	100	88,185
Goldcorp, Inc., 2.13%, 3/15/18 (a)	150	143,630
Newmont Mining Corp.:
3.50%, 3/15/22	200	171,147
4.88%, 3/15/42	50	38,550
Reliance Steel & Aluminum Co., 4.50%, 4/15/23	25	23,709
Rio Tinto Finance USA Ltd.:
2.50%, 5/20/16	50	51,410
4.13%, 5/20/21	150	152,487
Rio Tinto Finance USA Plc:
1.13%, 3/20/15	250	249,975
1.63%, 8/21/17	250	245,197
2.25%, 12/14/18	500	485,881
2.88%, 8/21/22 (a)	100	91,690
4.75%, 3/22/42	100	92,104
Southern Copper Corp., 6.75%, 4/16/40	100	98,321
Teck Resources Ltd.:
3.00%, 3/01/19	450	437,560
4.75%, 1/15/22	50	49,728
3.75%, 2/01/23 (a)	100	91,878
5.20%, 3/01/42	50	42,409
Vale Overseas Ltd., 6.88%, 11/21/36	200	202,498
Vale SA, 5.63%, 9/11/42 (a)	250	218,098

		5,320,142
Multi-Utilities — 0.2%
CMS Energy Corp., 4.70%, 3/31/43	200	184,729
Consolidated Edison Co. of New York, Inc.:
6.65%, 4/01/19	100	122,058
4.20%, 3/15/42	150	143,315
3.95%, 3/01/43	150	135,714
Dominion Resources, Inc.:
1.40%, 9/15/17	250	244,849
4.90%, 8/01/41	50	50,479
Pacific Gas & Electric Co., 6.05%, 3/01/34	250	291,481
San Diego Gas & Electric Co., 4.30%, 4/01/42	100	98,580
SCANA Corp., 4.13%, 2/01/22	100	98,413

		1,369,618

Corporate Bonds	Par (000)	Value
Multiline Retail — 0.1%
Dollar General Corp., 1.88%, 4/15/18	$250	$241,207
Kohl’s Corp., 4.00%, 11/01/21 (a)	50	50,039
Nordstrom, Inc., 4.00%, 10/15/21	100	105,858
Target Corp.:
2.90%, 1/15/22	150	146,791
4.00%, 7/01/42	100	90,936

		634,831
Office Electronics — 0.0%
Xerox Corp.:
4.25%, 2/15/15	250	261,174
5.63%, 12/15/19	100	110,395

		371,569
Oil, Gas & Consumable Fuels — 2.9%
Alberta Energy Co. Ltd., 7.38%, 11/01/31	50	59,525
Anadarko Petroleum Corp.:
6.38%, 9/15/17	750	862,485
6.45%, 9/15/36	100	115,874
Apache Corp.:
3.25%, 4/15/22	200	197,011
2.63%, 1/15/23 (a)	250	230,509
6.00%, 1/15/37	100	112,590
Boardwalk Pipelines LP, 3.38%, 2/01/23	200	184,134
BP Capital Markets Plc:
3.20%, 3/11/16	100	105,073
1.85%, 5/05/17	250	250,305
1.38%, 5/10/18	250	240,973
4.74%, 3/11/21	50	54,405
3.25%, 5/06/22	100	97,047
Buckeye Partners LP, 4.15%, 7/01/23	250	243,236
Canadian Natural Resources Ltd.:
1.45%, 11/14/14	50	50,404
3.45%, 11/15/21	100	99,938
6.25%, 3/15/38	50	55,850
Cenovus Energy, Inc.:
5.70%, 10/15/19	150	170,611
3.00%, 8/15/22 (a)	100	95,158
Chevron Corp., 2.43%, 6/24/20	550	546,866
CNOOC Finance 2013 Ltd., 3.00%, 5/09/23	500	451,678
ConocoPhillips:
4.60%, 1/15/15	200	212,058
6.50%, 2/01/39	400	503,201
ConocoPhillips Co., 1.05%, 12/15/17	250	241,258
ConocoPhillips Holding Co., 6.95%, 4/15/29	100	127,370
DCP Midstream Operating LP, 3.88%, 3/15/23 (a)	225	211,024
Devon Energy Corp.:
1.88%, 5/15/17	250	246,611
4.00%, 7/15/21 (a)	150	153,960
4.75%, 5/15/42	200	186,697
Ecopetrol SA, 7.63%, 7/23/19	100	118,250
El Paso Pipeline Partners Operating Co. LLC, 5.00%, 10/01/21 (a)	200	214,582
Enbridge Energy Partners LP, 4.20%, 9/15/21 (a)	100	101,674
Encana Corp., 3.90%, 11/15/21	200	203,018
Energy Transfer Partners LP:
9.70%, 3/15/19	44	57,102
5.20%, 2/01/22	250	264,569
3.60%, 2/01/23	150	140,383

See Notes to Financial Statements.

BLACKROCK BOND INDEX FUND	JUNE 30, 2013	25

Schedule of Investments (continued)	Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value
Oil, Gas & Consumable Fuels (continued)
Enterprise Products Operating LLC:
5.60%, 10/15/14	$200	$211,720
3.35%, 3/15/23	250	240,576
5.95%, 2/01/41	150	163,419
4.45%, 2/15/43	75	66,575
4.85%, 3/15/44 (a)	200	189,689
EOG Resources, Inc.:
2.50%, 2/01/16	50	51,769
5.63%, 6/01/19	150	175,493
EQT Corp., 4.88%, 11/15/21	50	51,439
Hess Corp.:
8.13%, 2/15/19	200	250,696
5.60%, 2/15/41	300	307,797
Husky Energy, Inc., 3.95%, 4/15/22	150	152,241
Kinder Morgan Energy Partners LP:
3.95%, 9/01/22	225	221,957
6.50%, 2/01/37	100	111,878
5.00%, 8/15/42	75	70,753
5.00%, 3/01/43	200	188,585
Marathon Oil Corp.:
5.90%, 3/15/18	100	114,924
2.80%, 11/01/22	150	138,774
Marathon Petroleum Corp.:
3.50%, 3/01/16	250	262,428
5.13%, 3/01/21	150	165,420
MidAmerican Energy Holdings Co., 6.13%, 4/01/36	250	283,616
Murphy Oil Corp., 4.00%, 6/01/22	100	95,522
Nabors Industries, Inc.:
5.00%, 9/15/20 (a)	50	50,970
4.63%, 9/15/21	250	245,746
Nexen, Inc., 6.40%, 5/15/37	100	108,689
Noble Energy, Inc., 4.15%, 12/15/21	150	154,877
Noble Holding International Ltd.:
2.50%, 3/15/17	150	150,036
5.25%, 3/15/42	50	44,784
Occidental Petroleum Corp., 4.10%, 2/01/21	50	52,805
ONEOK Partners LP:
2.00%, 10/01/17	250	245,858
6.13%, 2/01/41	50	51,610
Pemex Project Funding Master Trust, 5.75%, 3/01/18	350	383,250
Petrobras Global Finance BV:
3.00%, 1/15/19 (a)	500	464,443
5.63%, 5/20/43	200	173,590
Petrobras International Finance Co.:
2.88%, 2/06/15	100	100,901
3.50%, 2/06/17 (a)	500	497,773
5.75%, 1/20/20	400	416,151
5.38%, 1/27/21	250	251,173
Petrohawk Energy Corp., 7.88%, 6/01/15	50	51,075
Petroleos Mexicanos:
4.88%, 1/24/22	400	408,000
3.50%, 1/30/23 (c)	400	369,000
6.50%, 6/02/41	50	51,625
5.50%, 6/27/44 (a)	200	180,000
Phillips 66:
1.95%, 3/05/15	250	253,877
5.88%, 5/01/42	100	110,224
Pioneer Natural Resources Co., 3.95%, 7/15/22	150	148,111

Corporate Bonds	Par (000)	Value
Oil, Gas & Consumable Fuels (concluded)
Plains All American Pipeline LP/PAA Finance Corp.:
2.85%, 1/31/23	$250	$229,596
5.15%, 6/01/42	50	49,796
Plains Exploration & Production Co.:
6.13%, 6/15/19	250	265,081
6.50%, 11/15/20	250	265,051
Rowan Cos., Inc., 5.40%, 12/01/42	100	90,642
Sempra Energy, 2.30%, 4/01/17	250	253,208
Shell International Finance BV:
3.10%, 6/28/15	150	157,203
0.63%, 12/04/15	1,050	1,048,813
4.38%, 3/25/20	100	111,160
6.38%, 12/15/38	50	64,417
5.50%, 3/25/40	50	58,095
Southwestern Energy Co., 4.10%, 3/15/22	100	99,574
Spectra Energy Capital LLC, 3.30%, 3/15/23	500	451,092
Statoil ASA:
2.65%, 1/15/24	500	463,702
5.10%, 8/17/40	100	106,298
Suncor Energy, Inc.:
6.10%, 6/01/18	200	233,150
6.50%, 6/15/38	250	288,308
Talisman Energy, Inc.:
3.75%, 2/01/21	50	49,907
5.50%, 5/15/42	50	48,955
Tennessee Gas Pipeline Co. LLC, 7.50%, 4/01/17	100	118,895
Total Capital Canada Ltd., 2.75%, 7/15/23	150	140,246
Total Capital International SA:
0.75%, 1/25/16	400	396,832
1.50%, 2/17/17	100	99,325
TransCanada PipeLines Ltd.:
0.88%, 3/02/15	100	100,087
6.20%, 10/15/37	200	233,918
Valero Energy Corp.:
6.13%, 2/01/20	150	174,307
6.63%, 6/15/37	100	114,917
Weatherford International Ltd.:
6.00%, 3/15/18	150	168,444
5.13%, 9/15/20	50	52,407
5.95%, 4/15/42	100	94,517
The Williams Cos., Inc.:
7.88%, 9/01/21	31	37,422
3.70%, 1/15/23	100	92,908
Williams Partners LP:
3.80%, 2/15/15	150	156,391
4.00%, 11/15/21	250	245,141

		22,245,073
Paper & Forest Products — 0.1%
Celulosa Arauco y Constitucion SA, 4.75%, 1/11/22	50	49,660
Georgia-Pacific LLC, 8.88%, 5/15/31	25	34,922
International Paper Co.:
7.95%, 6/15/18	225	275,495
7.50%, 8/15/21	100	122,738
Westvaco Corp., 8.20%, 1/15/30	100	118,343

		601,158
Personal Products — 0.0%
Avon Products, Inc., 4.60%, 3/15/20	250	252,764

See Notes to Financial Statements.

26	BLACKROCK BOND INDEX FUND	JUNE 30, 2013

Schedule of Investments (continued)	Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value
Pharmaceuticals — 0.9%
AbbVie, Inc. (c):
1.75%, 11/06/17	$300	$293,915
2.00%, 11/06/18	150	145,444
2.90%, 11/06/22	300	280,542
4.40%, 11/06/42	50	46,443
Allergan, Inc., 1.35%, 3/15/18	250	243,594
AstraZeneca Plc:
5.90%, 9/15/17	100	116,191
1.95%, 9/18/19	500	490,986
6.45%, 9/15/37	100	122,848
Bristol-Myers Squibb Co., 2.00%, 8/01/22	250	226,003
Eli Lilly & Co., 5.50%, 3/15/27	50	57,573
GlaxoSmithKline Capital Plc:
0.75%, 5/08/15	150	149,966
2.85%, 5/08/22	150	143,980
GlaxoSmithKline Capital, Inc.:
0.70%, 3/18/16	250	247,707
5.65%, 5/15/18	100	115,974
6.38%, 5/15/38	50	61,050
Johnson & Johnson:
2.15%, 5/15/16	100	103,546
4.50%, 9/01/40	100	102,581
Merck & Co., Inc.:
1.30%, 5/18/18	500	484,893
3.88%, 1/15/21	250	266,942
5.95%, 12/01/28	100	119,222
4.15%, 5/18/43	250	238,177
Mylan, Inc. /PA, 1.80%, 6/24/16 (c)	250	249,321
Novartis Capital Corp., 4.40%, 4/24/20	100	111,042
Pfizer, Inc.:
5.35%, 3/15/15	100	107,680
1.50%, 6/15/18 (a)	500	491,460
7.20%, 3/15/39	200	267,989
Sanofi:
1.20%, 9/30/14	300	302,737
1.25%, 4/10/18	250	242,147
Teva Pharmaceutical Finance Co. BV:
2.40%, 11/10/16	200	205,900
2.95%, 12/18/22	150	140,537
Watson Pharmaceuticals, 3.25%, 10/01/22	150	139,845
Zoetis, Inc. (c):
1.15%, 2/01/16	150	149,490
4.70%, 2/01/43	150	140,079

		6,605,804
Real Estate — 0.3%
AvalonBay Communities, Inc., 2.95%, 9/15/22	100	92,505
Boston Properties LP:
3.70%, 11/15/18	200	210,059
3.13%, 9/01/23	250	230,925
Brandywine Operating Partnership LP, 3.95%, 2/15/23	250	235,086
Duke Realty LP, 3.63%, 4/15/23 (a)	250	231,353
Host Hotels & Resorts LP, 5.25%, 3/15/22	250	258,995
Simon Property Group LP:
5.25%, 12/01/16	50	55,865
2.80%, 1/30/17	100	102,944
2.15%, 9/15/17 (a)	250	250,824
3.38%, 3/15/22	100	98,121
2.75%, 2/01/23	250	229,496

Corporate Bonds	Par (000)	Value
Real Estate (concluded)
Ventas Realty LP / Ventas Capital Corp.:
2.70%, 4/01/20	$250	$236,385
4.25%, 3/01/22	100	100,857

		2,333,415
Real Estate Investment Trusts (REITs) — 0.2%
American Tower Corp.:
5.05%, 9/01/20	25	26,273
4.70%, 3/15/22	100	100,860
3.50%, 1/31/23	150	137,351
DDR Corp., 4.63%, 7/15/22	100	101,059
ERP Operating LP, 4.75%, 7/15/20	100	107,552
HCP, Inc.:
6.00%, 1/30/17	100	112,178
3.15%, 8/01/22	100	91,939
Health Care REIT, Inc.:
4.13%, 4/01/19	200	209,198
5.25%, 1/15/22	50	53,738
Healthcare Realty Trust, Inc., 3.75%, 4/15/23	150	139,717
Hospitality Properties Trust, 5.00%, 8/15/22	200	199,580
ProLogis LP:
6.25%, 3/15/17	50	55,866
6.63%, 5/15/18	150	172,650
Weyerhaeuser Co., 7.38%, 3/15/32	350	420,164

		1,928,125
Road & Rail — 0.2%
Burlington Northern Santa Fe LLC:
3.00%, 3/15/23	250	238,232
5.40%, 6/01/41	50	53,091
4.40%, 3/15/42	150	137,699
4.45%, 3/15/43	200	186,364
Canadian National Railway Co.:
1.45%, 12/15/16	50	50,414
3.50%, 11/15/42	100	84,844
Canadian Pacific Railway Ltd., 5.75%, 1/15/42	25	27,601
CSX Corp.:
3.70%, 10/30/20	100	103,382
4.75%, 5/30/42	100	95,650
Norfolk Southern Corp.:
7.70%, 5/15/17	150	180,894
3.00%, 4/01/22	250	241,411
3.95%, 10/01/42	100	86,189
Union Pacific Corp.:
4.16%, 7/15/22	100	106,393
2.75%, 4/15/23	200	188,955
4.30%, 6/15/42	50	47,481

		1,828,600
Semiconductors & Semiconductor Equipment — 0.1%
Applied Materials, Inc., 5.85%, 6/15/41	50	54,161
Intel Corp.:
1.35%, 12/15/17	300	293,586
2.70%, 12/15/22	200	186,785
4.80%, 10/01/41	50	49,713
Maxim Integrated Products, Inc., 3.38%, 3/15/23	100	93,796

		678,041
Software — 0.2%
Autodesk, Inc., 1.95%, 12/15/17	75	73,171

See Notes to Financial Statements.

BLACKROCK BOND INDEX FUND	JUNE 30, 2013	27

Schedule of Investments (continued)	Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value
Software (concluded)
Microsoft Corp.:
3.00%, 10/01/20	$50	$51,019
5.30%, 2/08/41	100	113,133
3.75%, 5/01/43 (a)	150	134,642
Oracle Corp.:
1.20%, 10/15/17	750	728,416
5.75%, 4/15/18	150	174,545
3.88%, 7/15/20	100	106,699
5.38%, 7/15/40	150	167,204
Symantec Corp., 2.75%, 6/15/17	150	151,028

		1,699,857
Specialty Retail — 0.3%
AutoZone, Inc.:
3.70%, 4/15/22	50	48,613
3.13%, 7/15/23	250	233,450
The Home Depot, Inc.:
4.40%, 4/01/21	150	164,647
5.88%, 12/16/36	100	117,584
4.20%, 4/01/43	250	237,479
Lowe’s Cos., Inc.:
1.63%, 4/15/17	200	199,942
4.63%, 4/15/20	100	110,366
3.12%, 4/15/22	100	98,422
4.65%, 4/15/42	250	244,660
Macy’s Retail Holdings, Inc.:
5.90%, 12/01/16	11	12,496
3.88%, 1/15/22 (a)	300	300,783
QVC, Inc., 5.13%, 7/02/22	250	252,635
Staples, Inc., 2.75%, 1/12/18 (a)	150	150,046

		2,171,123
Textiles, Apparel & Luxury Goods — 0.0%
VF Corp., 3.50%, 9/01/21	100	100,700
Tobacco — 0.3%
Altria Group, Inc.:
9.70%, 11/10/18	284	377,552
9.25%, 8/06/19	68	90,059
2.85%, 8/09/22	250	231,169
10.20%, 2/06/39	100	150,507
Lorillard Tobacco Co.:
6.88%, 5/01/20	100	114,908
3.75%, 5/20/23	250	230,676
Philip Morris International, Inc.:
1.13%, 8/21/17	250	242,987
4.13%, 5/17/21	50	52,844
2.63%, 3/06/23	250	231,426
4.50%, 3/20/42	50	46,662
3.88%, 8/21/42	100	84,772
4.13%, 3/04/43	200	177,678
Reynolds American, Inc., 4.75%, 11/01/42	150	133,960

		2,165,200
Trading Companies & Distributors — 0.0%
GATX Corp., 2.38%, 7/30/18	150	147,456
Transportation Infrastructure — 0.1%
Ryder System, Inc.:
2.50%, 3/01/17	150	150,548
2.35%, 2/26/19	750	725,494

		876,042

Corporate Bonds	Par (000)	Value
Water Utilities — 0.0%
United Utilities Plc, 5.38%, 2/01/19	$50	$54,309
Wireless Telecommunication Services — 0.3%
America Movil SAB de CV:
2.38%, 9/08/16	500	506,604
5.00%, 3/30/20	450	482,980
4.38%, 7/16/42	100	85,225
Rogers Communications, Inc., 3.00%, 3/15/23	150	140,007
Vodafone Group Plc:
0.90%, 2/19/16	250	245,867
1.63%, 3/20/17	250	243,913
1.50%, 2/19/18	500	478,641
7.88%, 2/15/30	100	128,374
4.38%, 2/19/43	200	179,158

		2,490,769
Total Corporate Bonds — 24.4%		188,588,308

Foreign Agency Obligations
Brazilian Government International Bond:
8.00%, 1/15/18	139	156,944
5.88%, 1/15/19 (a)	250	284,750
4.88%, 1/22/21	650	693,875
2.63%, 1/05/23 (a)	750	652,500
5.63%, 1/07/41	300	298,500
Canada Government International Bond, 2.38%, 9/10/14	250	256,075
Colombia Government International Bond:
4.38%, 7/12/21	250	260,375
2.63%, 3/15/23	250	223,125
7.38%, 9/18/37	100	127,750
European Bank for Reconstruction & Development, 1.00%, 2/16/17	250	248,539
Hydro Quebec, 2.00%, 6/30/16	350	360,045
Inter-American Development Bank, 1.38%, 10/18/16	250	253,787
Israel Government International Bond:
3.15%, 6/30/23 (a)	250	234,250
4.50%, 1/30/43	200	180,000
Italian Republic:
4.50%, 1/21/15	500	523,348
6.88%, 9/27/23 (a)	100	115,940
Italy Government International Bond, 5.38%, 6/15/33	100	100,331
Japan Bank for International Cooperation, 2.13%, 2/07/19 (a)	200	200,880
KFW:
1.00%, 1/12/15	750	757,158
1.25%, 10/26/15 (a)	250	253,525
2.63%, 2/16/16	100	104,930
1.25%, 2/15/17	750	752,799
Mexico Government International Bond:
8.13%, 12/30/19	100	130,000
5.13%, 1/15/20	100	109,900
3.63%, 3/15/22 (a)	500	490,000
6.75%, 9/27/34	150	177,000
4.75%, 3/08/44	450	400,500
Panama Government International Bond:
5.20%, 1/30/20 (a)	100	109,100
6.70%, 1/26/36	100	116,250

See Notes to Financial Statements.

28	BLACKROCK BOND INDEX FUND	JUNE 30, 2013

Schedule of Investments (continued)	Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Foreign Agency Obligations	Par (000)	Value
Peruvian Government International Bond, 8.75%, 11/21/33	$191	$277,905
Philippine Government International Bond, 7.75%, 1/14/31	500	660,000
Poland Government International Bond:
3.88%, 7/16/15	100	104,563
6.38%, 7/15/19	250	291,577
3.00%, 3/17/23 (a)	200	180,500
Province of British Columbia Canada, 2.85%, 6/15/15	150	156,795
Province of Nova Scotia Canada, 2.38%, 7/21/15	200	206,540
Province of Ontario Canada:
2.30%, 5/10/16	100	103,700
1.20%, 2/14/18 (a)	750	729,109
4.40%, 4/14/20 (a)	200	221,761
Province of Quebec Canada:
5.00%, 3/01/16	350	387,730
2.63%, 2/13/23	250	234,475
South Africa Government International Bond, 4.67%, 1/17/24 (a)	200	191,000
Turkey Government International Bond:
3.25%, 3/23/23 (a)	500	436,250
6.88%, 3/17/36	250	278,750
6.00%, 1/14/41	500	498,750
Uruguay Government International Bond, 8.00%, 11/18/22	150	189,225
Total Foreign Agency Obligations — 1.8%		13,720,806

Municipal Bonds
American Municipal Power, Inc., 7.83%, 2/15/41	100	128,641
Bay Area Toll Authority:
6.92%, 4/01/40	100	125,020
7.04%, 4/01/50	100	128,660
Chicago Transit Authority, Series A, 6.90%, 12/01/40	100	116,871
City of New York, Series G, 5.97%, 3/01/36	100	114,706
City of San Antonio TX, 4.43%, 2/01/42	100	97,325
Commonwealth of Massachusetts, 5.46%, 12/01/39	100	110,436
County of Sonoma CA, 6.00%, 12/01/29	100	107,054
Dallas Area Rapid Transit, 5.02%, 12/01/48	160	169,283
Denver City & County School District No 1, 4.24%, 12/15/37	50	43,836
East Bay Municipal Utility District, 5.87%, 6/01/40	100	119,004
Florida Hurricane Catastrophe Fund Finance Corp., 3.00%, 7/01/20	100	93,267
Illinois State Toll Highway Authority, 5.85%, 12/01/34	100	115,286
JobsOhio Beverage System, Statewide Liquor profits, RB, 4.53%, 1/01/35	100	94,566
Los Angeles Community College District, GO, Unlimited, Build America Bonds, 6.75%, 8/01/49	50	62,656
Los Angeles Department of Water & Power, 5.72%, 7/01/39	100	110,185
Los Angeles Unified School District, 6.76%, 7/01/34	150	184,720
Massachusetts School Building Authority, 5.72%, 8/15/39	100	115,167
Metropolitan Transportation Authority, RB:
5.87%, 11/15/39	100	107,456
Build America Bonds, 6.69%, 11/15/40	50	60,073
Metropolitan Water Reclamation District of Greater Chicago, 5.72%, 12/01/38	150	176,025

Municipal Bonds	Par (000)	Value
Municipal Electric Authority of Georgia, 6.64%, 4/01/57	$100	$110,076
New Jersey Economic Development Authority, 7.43%, 2/15/29	200	240,924
New Jersey State Turnpike Authority, RB:
4.25%, 1/01/16	120	122,844
7.41%, 1/01/40	200	267,180
New York City Municipal Water Finance Authority, 5.95%, 6/15/42	100	117,572
New York City Transitional Finance Authority Revenue, 5.57%, 11/01/38	100	111,573
New York State Dormitory Authority, 5.43%, 3/15/39	135	149,383
The Ohio State University, 4.91%, 6/01/40	100	99,018
Ohio State Water Development Authority, Water Pollution Control, RB, Build America Bonds, 4.88%, 12/01/34	100	103,634
Port Authority of New York & New Jersey, RB:
5.86%, 12/01/24	100	116,014
4.46%, 10/01/62	120	108,805
San Diego County Water Authority, 6.14%, 5/01/49	100	117,100
San Francisco City & County Public Utilities Commission Revenue, 6.95%, 11/01/50	100	126,713
Santa Clara Valley Transportation Authority, 5.88%, 4/01/32	100	111,839
State of California:
7.50%, 4/01/34	100	130,350
7.55%, 4/01/39	175	234,215
7.60%, 11/01/40	200	269,970
State of California, GO, 7.35%, 11/01/39	100	130,642
State of Connecticut, 5.09%, 10/01/30	150	156,056
State of Illinois, GO, Unlimited:
5.67%, 3/01/18	200	220,618
5.10%, 6/01/33	400	377,192
State of Oregon, 5.76%, 6/01/23	100	118,181
State of Texas, GO, Build America Bonds, 5.52%, 4/01/39	100	115,410
State of Washington, 5.48%, 8/01/39	100	112,317
Texas Transportation Commission, 5.18%, 4/01/30	100	113,359
Total Municipal Bonds — 0.8%		6,261,222

Non-Agency Mortgage-Backed Securities
Commercial Mortgage-Backed Securities — 1.6%
Bear Stearns Commercial Mortgage Securities:
Series 2005-PWR8, Class A4, 4.67%, 6/11/41	1,200	1,262,675
Series 2007-PW16, Class AM, 5.71%, 6/11/40 (d)	700	777,437
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD4, Class A4, 5.32%, 12/11/49	600	660,502
Commercial Mortgage Trust, Series 2006-C7, Class AM, 5.77%, 6/10/46 (d)	750	802,747
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C1, Class A4, 5.01%, 2/15/38 (d)	1,337	1,393,944
GE Capital Commercial Mortgage Corp., Series 2005-C3, Class A7A, 4.97%, 7/10/45 (d)	1,000	1,069,182
Greenwich Capital Commercial Funding Corp.:
Series 2007-GG11, Class A4, 5.74%, 12/10/49	350	391,985
Series 2007-GG9, Class A4, 5.44%, 3/10/39	200	221,066

See Notes to Financial Statements.

BLACKROCK BOND INDEX FUND	JUNE 30, 2013	29

Schedule of Investments (continued)	Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities	Par (000)	Value
Commercial Mortgage-Backed Securities (concluded)
GS Mortgage Securities Corp. II:
Series 2006-GG6, Class AM, 5.62%, 4/10/38 (d)	$500	$534,854
Series 2007-GG10, Class A4, 5.80%, 8/10/45 (d)	300	334,307
Series 2012-GCJ9, Class A3, 2.77%, 11/10/45	250	231,129
JP Morgan Chase Commercial Mortgage Securities Corp.:
Series 2005-LDP1, Class A4, 5.04%, 3/15/46 (d)	1,050	1,100,980
Series 2006-LDP9, Class A3, 5.34%, 5/15/47	900	991,260
Series 2011-C5, Class A3, 4.17%, 8/15/46	650	678,397
ML-CFC Commercial Mortgage Trust (d):
Series 2006-4, Class A3, 5.17%, 12/12/49	512	559,435
Series 2007-9, Class AM, 5.86%, 9/12/49	675	744,491
WFRBS Commercial Mortgage Trust, Series 2013-C11, Class A5, 3.07%, 3/15/45	500	469,273
Total Non-Agency Mortgage-Backed Securities — 1.6%		12,223,664

Preferred Securities
Capital Trusts
Commercial Banks — 0.0%
UBS Preferred Funding Trust V, 6.24% (a)(d)(g)	150	154,500
Insurance — 0.0%
The Chubb Corp., 6.00%, 5/11/37	50	59,932
Total Capital Trusts — 0.0%		214,432
Total Preferred Securities — 0.0%		214,432

US Government Sponsored Agency Securities
Agency Obligations — 4.6%
Fannie Mae:
0.38%, 12/21/15 (a)	4,000	3,977,656
0.50%, 7/02/15 (a)	2,000	2,002,652
0.50%, 3/30/16	3,000	2,983,188
0.65%, 3/28/16	2,700	2,688,943
0.88%, 12/20/17 (a)	2,500	2,435,437
0.88%, 5/21/18	1,828	1,766,693
1.13%, 4/27/17	2,310	2,301,980
1.63%, 10/26/15	350	358,677
2.38%, 7/28/15	600	623,712
5.00%, 12/01/39	1,163	1,282,314
6.63%, 11/15/30	149	202,197
Federal Home Loan Banks:
0.25%, 2/20/15 (a)	5,000	4,992,935
5.50%, 8/13/14	425	450,259
5.50%, 7/15/36	100	122,949
Financing Corp., 8.60%, 9/26/19	200	273,189
Freddie Mac:
0.88%, 3/07/18	1,500	1,451,517
1.25%, 10/02/19 (a)	2,200	2,084,317
1.75%, 9/10/15	1,500	1,541,066
1.75%, 5/30/19 (a)	420	413,472
2.00%, 8/25/16 (a)	750	776,993
2.38%, 1/13/22 (a)	920	894,035
4.88%, 6/13/18 (a)	250	288,336
6.25%, 7/15/32	150	198,784
6.75%, 3/15/31	500	684,979

US Government Sponsored Agency Securities	Par (000)	Value
Agency Obligations (concluded)
Tennessee Valley Authority:
3.50%, 12/15/42	$140	$117,537
6.25%, 12/15/17	400	479,721

		35,393,538
Mortgage-Backed Securities — 30.2%
Fannie Mae Mortgage Backed Securities:
1.94%, 4/01/43 (d)	577	582,747
1.98%, 5/01/43 (d)	1,514	1,529,950
2.10%, 6/01/43 (d)	1,097	1,090,625
2.50%, 7/01/28—7/01/43 (h)	8,600	8,573,000
2.51%, 8/01/42 (d)	423	431,606
2.78%, 8/01/41 (d)	184	190,294
3.00%, 1/01/27—7/01/43 (h)	25,937	25,936,651
3.16%, 11/01/40 (d)	83	86,347
3.50%, 2/01/26—7/01/43 (h)	20,325	20,791,456
4.00%, 10/01/25—7/01/43 (h)	15,782	16,547,996
4.50%, 5/01/24—7/01/43 (h)	15,562	16,533,664
5.00%, 1/01/19—7/01/43 (h)	15,745	17,052,816
5.50%, 6/01/25—7/01/43 (h)	10,084	10,928,240
6.00%, 3/01/34—7/01/43 (h)	10,443	11,369,586
6.50%, 7/01/32	354	391,895
7.00%, 2/01/32	66	77,270
Freddie Mac Mortgage Backed Securities:
1.78%, 6/01/43 (d)	300	300,441
2.50%, 7/01/28 (h)	4,000	4,020,000
3.00%, 3/01/27—7/01/43 (h)	9,966	9,885,419
3.26%, 8/01/41 (d)	113	118,186
3.50%, 7/01/28—7/01/43 (h)	8,349	8,502,728
3.65%, 7/01/38 (d)	152	161,697
3.69%, 9/01/40 (d)	140	148,642
4.00%, 5/01/19—7/01/43 (h)	8,596	8,965,640
4.50%, 4/01/18—7/01/43 (h)	9,337	9,883,391
5.00%, 10/01/18—7/01/43 (h)	2,766	2,956,744
5.50%, 6/01/35—7/01/43 (h)	3,181	3,427,230
6.50%, 6/01/31	138	153,993
8.00%, 12/01/24	289	329,416
Ginnie Mae Mortgage Backed Securities:
3.00%, 5/15/43—7/01/43 (h)	9,898	9,784,415
3.50%, 9/20/42—7/01/43 (h)	13,241	13,577,798
4.00%, 3/15/41—7/01/43 (h)	7,737	8,119,859
4.50%, 7/15/39—7/01/43 (h)	9,828	10,469,449
5.00%, 11/15/39—7/01/43 (h)	6,754	7,311,900
5.50%, 12/15/32—7/01/43 (h)	1,177	1,281,615
6.00%, 3/15/35—10/20/38	837	933,392
6.50%, 9/15/36	305	356,779
7.50%, 12/15/23	326	352,176

		233,155,053
Total US Government Sponsored Agency Securities — 34.8%		268,548,591

US Treasury Obligations
US Treasury Bonds:
8.75%, 5/15/17	2,100	2,720,812
8.75%, 5/15/20 (a)	500	724,531
8.75%, 8/15/20 (a)	400	583,750
6.25%, 8/15/23 (a)	450	603,844
7.63%, 2/15/25 (a)	375	563,086

See Notes to Financial Statements.

30	BLACKROCK BOND INDEX FUND	JUNE 30, 2013

Schedule of Investments (continued)	Bond Index Master Portfolio (Percentages shown are based on Net Assets)

US Treasury Obligations	Par (000)	Value
US Treasury Bonds (concluded):
6.50%, 11/15/26 (a)	$1,500	$2,109,843
6.13%, 11/15/27 (a)	2,080	2,854,151
6.25%, 5/15/30 (a)	5,600	7,933,626
5.38%, 2/15/31 (a)	350	455,930
4.50%, 2/15/36 (a)	2,466	2,936,466
5.00%, 5/15/37 (a)	3,050	3,893,038
3.50%, 2/15/39	3,300	3,353,625
4.25%, 5/15/39	275	316,164
4.38%, 11/15/39 (a)	300	351,656
4.63%, 2/15/40 (a)	730	889,574
4.38%, 5/15/40	250	293,203
3.88%, 8/15/40 (a)	360	389,138
4.25%, 11/15/40 (a)	1,428	1,641,977
4.75%, 2/15/41 (a)	200	248,562
4.38%, 5/15/41	610	715,415
3.75%, 8/15/41 (a)	1,550	1,636,461
3.13%, 11/15/41 (a)	400	375,000
3.13%, 2/15/42	3,850	3,604,562
3.00%, 5/15/42	480	437,550
2.75%, 8/15/42	750	647,344
2.75%, 11/15/42	3,200	2,759,002
3.13%, 2/15/43	3,050	2,846,986
2.88%, 5/15/43	650	575,148
US Treasury Notes :
0.50%, 8/15/14	6,750	6,772,147
2.38%, 8/31/14 (a)	10,950	11,224,604
0.25%, 9/30/14	3,000	3,001,056
0.50%, 10/15/14 (a)	1,500	1,505,391
2.38%, 10/31/14	6,500	6,685,354
0.38%, 11/15/14	1,250	1,252,539
0.25%, 12/15/14 (a)	2,550	2,550,597
0.25%, 1/15/15	700	699,863
0.25%, 1/31/15 (a)	8,000	7,998,440
0.25%, 2/15/15	1,750	1,748,974
2.50%, 4/30/15 (a)	2,690	2,796,024
0.25%, 5/15/15 (a)	17,250	17,221,693
1.88%, 6/30/15	1,000	1,030,000
1.75%, 7/31/15	750	771,211
0.25%, 8/15/15	4,500	4,484,529
0.25%, 9/15/15	1,500	1,493,907
1.25%, 9/30/15	6,400	6,516,499
4.50%, 11/15/15	6,500	7,115,979
0.38%, 1/15/16	1,800	1,793,531
2.00%, 1/31/16	5,400	5,603,764
4.50%, 2/15/16	1,200	1,323,281
2.13%, 2/29/16 (a)	8,100	8,434,757
0.25%, 4/15/16	1,000	990,391
2.00%, 4/30/16 (a)	1,679	1,743,537
2.63%, 4/30/16	5,000	5,280,080
5.13%, 5/15/16 (a)	8,000	9,024,376
1.75%, 5/31/16	8,000	8,251,248
0.50%, 6/15/16	7,000	6,970,219
1.50%, 6/30/16	500	512,071
1.50%, 7/31/16	550	563,105
4.63%, 11/15/16 (a)	250	281,699
2.75%, 11/30/16	850	904,187
0.88%, 12/31/16	250	249,844
0.88%, 1/31/17	800	798,750
4.63%, 2/15/17 (a)	650	735,922

US Treasury Obligations	Par (000)	Value
US Treasury Notes (concluded):
0.88%, 2/28/17	$1,950	$1,945,125
0.63%, 5/31/17	13,500	13,284,837
2.50%, 6/30/17 (a)	2,290	2,419,527
0.50%, 7/31/17	900	878,414
4.75%, 8/15/17 (a)	1,300	1,492,156
1.88%, 8/31/17	370	381,215
1.88%, 9/30/17 (a)	2,800	2,883,126
2.63%, 1/31/18 (a)	2,000	2,122,500
2.75%, 2/28/18 (a)	1,300	1,387,140
0.75%, 2/28/18	4,500	4,389,961
0.63%, 4/30/18 (a)	1,500	1,449,609
4.00%, 8/15/18	500	564,571
1.38%, 9/30/18 (a)	600	597,375
1.75%, 10/31/18	250	253,516
1.38%, 12/31/18 (a)	1,030	1,021,471
1.25%, 1/31/19 (a)	1,200	1,180,781
1.38%, 2/28/19	12,000	11,868,744
1.25%, 4/30/19	2,800	2,741,595
1.13%, 5/31/19 (a)	1,880	1,824,628
0.88%, 7/31/19 (a)	1,500	1,428,750
1.00%, 8/31/19	2,300	2,202,250
1.25%, 10/31/19 (a)	600	581,953
3.38%, 11/15/19 (a)	1,100	1,210,343
1.13%, 12/31/19 (a)	4,750	4,551,094
1.38%, 1/31/20	11,000	10,694,068
3.63%, 2/15/20 (a)	500	557,774
1.25%, 2/29/20 (a)	6,200	5,968,951
1.13%, 3/31/20	1,500	1,429,218
1.13%, 4/30/20 (a)	2,700	2,567,533
1.38%, 5/31/20	1,800	1,736,656
2.63%, 8/15/20 (a)	750	783,750
3.63%, 2/15/21 (a)	110	122,263
2.13%, 8/15/21	450	448,172
2.00%, 11/15/21	1,350	1,326,691
1.75%, 5/15/22 (a)	900	858,164
1.63%, 11/15/22	2,000	1,867,032
2.00%, 2/15/23 (a)	1,100	1,058,664
Total US Treasury Obligations — 35.9%		276,869,630
Total Long-Term Investments (Cost — $780,165,133) — 99.7%		769,153,058

Short-Term Securities	Shares
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.16% (b)(i)(j)	255,493,267	255,493,267
BlackRock Cash Funds: Prime, SL Agency Shares, 0.15% (b)(i)(j)	18,828,319	18,828,319
Total Short-Term Securities (Cost — $274,321,586) — 35.5%		274,321,586
Total Investments Before TBA Sale Commitments (Cost — $1,054,486,719*) — 135.2%		1,043,474,644

See Notes to Financial Statements.

BLACKROCK BOND INDEX FUND	JUNE 30, 2013	31

Schedule of Investments (continued)	Bond Index Master Portfolio (Percentages shown are based on Net Assets)

TBA Sale Commitments (h)	Par (000)	Value
Fannie Mae Mortgage Backed Securities:
3.00%, 1/01/27—7/01/43	$5,900	$(6,045,737)
5.00%, 1/01/19—7/01/43	1,000	(1,083,741)
Ginnie Mae Mortgage Backed Securities, 3.50%, 7/01/43	1,300	(1,310,920)
Total TBA Sale Commitments (Proceeds — $8,470,306) — (1.1)%		(8,440,398)
Total Investments, Net of TBA Sale Commitments — 134.1%		1,035,034,246
Liabilities in Excess of Other Assets — (34.1)%		(263,279,268)

Net Assets — 100.0%		$771,754,978

Notes to Schedule of Investments

*	As of June 30, 2013, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$1,054,487,516

Gross unrealized appreciation	$5,280,952
Gross unrealized depreciation	(16,293,824)

Net unrealized depreciation	$(11,012,872)

(a)	Security, or a portion of security, is on loan.

(b)	Investments in issuers considered to be an affiliate of the Master Portfolio during the six months ended June 30, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Par/Shares Held at December 31, 2012	Par/Shares Purchased		Par/Shares Sold	Par/Shares Held at June 30, 2013	Value at June 30, 2013	Income
BlackRock Cash Funds:
Institutional, SL Agency Shares	116,012,563	139,480,704	[1]	—	255,493,267	$255,493,267	$157,550
BlackRock Cash Funds:
Prime, SL Agency Shares	9,170,036	9,658,283	[1]	—	18,828,319	$18,828,319	$7,566
PNC Bank NA, 2.95% 1/30/23	—	$250		—	$250	$230,635	$2,991
PNC Funding Corp.:
5.63%, 2/01/17	$150	—		—	$150	$166,419	$4,219
3.30%, 3/08/22	$150	—		—	$150	$144,189	$2,475

[1]	Represents net shares purchased.

(c)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Variable rate security. Rate shown is as of report date.

(e)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown reflects the effective yield at the time of purchase.

(f)	Represents a step-down bond that pays an initial coupon rate for the first period and then a lower coupon rate for the following periods. Rate shown reflects the effective yield at time of purchase.

(g)	Security is perpetual in nature and has no stated maturity date.

(h)	Represents or includes a TBA transaction. Unsettled TBA transactions as of June 30, 2013 were as follows:

Counterparty	Market Value	Unrealized Appreciation (Depreciation)
Barclays Capital, Inc.	$1,233,718	$547
Deutsche Bank Securities, Inc.	$3,962,418	$(7,933)
Goldman Sachs & Co.	$403,360	$13,068
Morgan Stanley Co. LLC	$2,038,468	$29,904
Nomura Securities International, Inc.	$802,433	$(5,677)

(i)	All or a portion of security was purchased with the cash collateral from loaned securities.

See Notes to Financial Statements.

32	BLACKROCK BOND INDEX FUND	JUNE 30, 2013

Schedule of Investments (concluded)	Bond Index Master Portfolio

(j)	Represents the current yield as of report date.

•

For Master Portfolio compliance purposes, the Master Portfolio‘s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Master Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Master Portfolio has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Master Portfolio’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the Master Portfolio’s investments categorized in the disclosure hierarchy as of June 30, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:[1]
Asset-Backed Securities	—	$2,726,405	—	$2,726,405
Corporate Bonds	—	188,588,308	—	188,588,308
Foreign Agency Obligations	—	13,720,806	—	13,720,806
Municipal Bonds	—	6,261,222	—	6,261,222
Non-Agency Mortgage-Backed Securities	—	12,223,664	—	12,223,664
Preferred Securities	—	214,432	—	214,432
US Government Sponsored Agency Securities	—	268,548,591	—	268,548,591
US Treasury Obligations	—	276,869,630	—	276,869,630
Short-Term Securities:
Money Market Funds	$274,321,586	—	—	274,321,586
Liabilities:
TBA Sale Commitments	—	(8,440,398)	—	(8,440,398)

Total	$274,321,586	$760,712,660	—	$1,035,034,246

[1]	See above Schedule of Investments for values in each sector and industry.

Certain of the Master Portfolio’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of June 30, 2013, collateral on securities loaned at value of $129,816,175 is categorized as Level 2 within the disclosure hierarchy.

There were no transfers between levels during the six months ended June 30, 2013.

See Notes to Financial Statements.

BLACKROCK BOND INDEX FUND	JUNE 30, 2013	33

Statement of Assets and Liabilities	Bond Index Master Portfolio

June 30, 2013 (Unaudited)

Assets
Investments at value — unaffiliated (including securities loaned at value of $126,224,554) (cost — $779,617,681)	$768,611,815
Investments at value — affiliated (cost — $274,869,038)	274,862,829
Investments sold receivable	11,158,775
TBA sale commitments receivable	8,470,306
Interest receivable	4,017,219
Contributions receivable from investors	2,484,944
Securities lending income receivable — affiliated	11,522

Total assets	1,069,617,410

Liabilities
Collateral on securities loaned at value	129,816,175
Investments purchased payable	159,542,020
TBA sale commitments at value (proceeds — $8,470,306)	8,440,398
Investment advisory fees payable	41,998
Professional fees payable	21,203
Trustees’ fees payable	638

Total liabilities	297,862,432

Net Assets	$771,754,978

Net Assets Consist of
Investors’ capital	$782,724,337
Net unrealized appreciation/depreciation	(10,969,359)

Net Assets	$771,754,978

See Notes to Financial Statements.

34	BLACKROCK BOND INDEX FUND	JUNE 30, 2013

Statement of Operations	Bond Index Master Portfolio

Six Months Ended June 30, 2013 (Unaudited)

Investment Income
Securities lending — affiliated — net	$52,162
Income — affiliated	122,639
Interest	5,247,940

Total income	5,422,741

Expenses
Investment advisory	262,312
Professional	17,388
Independent Trustees	9,963
Miscellaneous	910

Total expenses	290,573
Less fees waived by Manager	(27,351)

Total expenses after fees waived	263,222

Net investment income	5,159,519

Realized and Unrealized Loss
Net realized loss from investments — unaffiliated	(1,638,962)
Net change in unrealized appreciation/depreciation on investments	(22,816,296)

Total realized and unrealized loss	(24,455,258)

Net Decrease in Net Assets Resulting from Operations	$(19,295,739)

See Notes to Financial Statements.

BLACKROCK BOND INDEX FUND	JUNE 30, 2013	35

Statements of Changes in Net Assets	Bond Index Master Portfolio

Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012

Operations
Net investment income	$5,159,519	$6,280,476
Net realized gain (loss)	(1,638,962)	1,632,196
Net change in unrealized appreciation/depreciation	(22,816,296)	4,372,890

Net increase (decrease) in net assets resulting from operations	(19,295,739)	12,285,562

Capital Transactions
Proceeds from contributions	375,419,495	400,532,855
Value of withdrawals	(65,941,213)	(58,730,429)

Net increase in net assets derived from capital transactions	309,478,282	341,802,426

Net Assets
Total increase in net assets	290,182,543	354,087,988
Beginning of period	481,572,435	127,484,447

End of period	$771,754,978	$481,572,435

Financial Highlights	Bond Index Master Portfolio

	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,
			2012	2011		2010		2009		2008

Total Investment Return
Total investment return	(2.61)%[1]		4.06%	7.67%		6.94%		5.36%		6.06%

Ratios to Average Net Assets
Total expenses	0.09%	[2]	0.09%	0.13%		0.10%		0.09%		0.10%

Total expenses after fees waived	0.08%	[2]	0.08%	0.08%		0.08%		0.08%		0.08%

Net investment income	1.57%	[2]	1.86%	3.36%		3.80%		4.20%		4.99%

Supplemental Data
Net assets, end of period (000)	$771,755		$481,572	$127,484		$98,489		$156,465		$133,478

Portfolio turnover	210%		436%	122%	[3]	59%	[4]	103%	[5]	89%

[1]	Aggregate total investment return.

[2]	Annualized.

[3]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 121%.

[4]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 54%.

[5]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 87%.

See Notes to Financial Statements.

36	BLACKROCK BOND INDEX FUND	JUNE 30, 2013

Notes to Financial Statements (Unaudited)	Bond Index Master Portfolio

1. Organization:

Bond Index Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio (“MIP”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. MIP is organized as a Delaware statutory trust.

2. Significant Accounting Policies:

The Master Portfolio’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates. The following is a summary of significant accounting policies followed by the Master Portfolio.

Valuation: US GAAP defines fair value as the price the Master Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master Portfolio determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees of MIP (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Master Portfolio for all financial instruments.

The Master Portfolio values its bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services. Investments in open-end registered investment companies are valued at net asset value each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that the Master Portfolio might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deem relevant consistent with the principles of fair value measurement which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Master Portfolio’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Master Portfolio either deliver collateral or segregate assets in connection with certain investments (e.g., TBA

BLACKROCK BOND INDEX FUND	JUNE 30, 2013	37

Notes to Financial Statements (continued)	Bond Index Master Portfolio

commitments), the Master Portfolio will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, the Master Portfolio engaging in such transactions may have requirements to deliver/deposit securities to/with an exchange or broker-dealer as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Income Taxes: The Master Portfolio is classified as a partnership for federal income tax purposes. As such, each investor in the Master Portfolio is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no federal income tax provision is required. It is intended that the Master Portfolio’s assets will be managed so an investor in the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Master Portfolio files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Master Portfolio’s US federal tax returns remains open for the four years ended December 31, 2012. The statute of limitations on the Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to the Master Portfolio are charged to the Master Portfolio. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

The Master Portfolio has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Asset-Backed and Mortgage-Backed Securities: The Master Portfolio may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. In addition, the Portfolio may have to subsequently reinvest the proceeds at lower interest rates. If the Master Portfolio has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Master Portfolio may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the US government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

Multiple Class Pass-Through Securities: The Master Portfolio may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by Ginnie Mae, US government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only

38	BLACKROCK BOND INDEX FUND	JUNE 30, 2013

Notes to Financial Statements (continued)	Bond Index Master Portfolio

(“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated pre-payments of principal, the Master Portfolio may not fully recoup its initial investment in IOs.

Stripped Mortgage-Backed Securities: The Master Portfolio may invest in stripped mortgage-backed securities issued by the US government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. The Master Portfolio also may invest in stripped mortgage backed securities that are privately issued.

Capital Trusts and Trust Preferred Securities: The Master Portfolio may invest in capital trusts and/or trust preferred securities. These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation will pay interest to the trust, which will then be distributed to holders of the trust preferred securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

TBA Commitments: The Master Portfolio may enter into TBA commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. The Master Portfolio generally enters into TBA commitments with the intent to take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

Securities Lending: The Master Portfolio may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash, securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral. The initial collateral received by the Master Portfolio should have a value of at least 102% of the current value of the loaned securities for securities traded on US exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Master Portfolio and any additional required collateral is delivered to the Master Portfolio on the next business day. Securities lending income, as disclosed in the Statement of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Master Portfolio earns dividend or interest income on the securities loaned but does not receive interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan and the value of the related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value, and collateral on securities loaned at value, respectively. The cash collateral invested by the securities lending agent, BlackRock Institutional Trust Company, N.A. (“BTC”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Master Portfolio under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party. In the event that a borrower defaults, the Master Portfolio, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the Master Portfolio can reinvest cash collateral, or, upon an event of default, resell or repledge the collateral, and the borrower can resell or repledge the loaned securities.

BLACKROCK BOND INDEX FUND	JUNE 30, 2013	39

Notes to Financial Statements (continued)	Bond Index Master Portfolio

The following table is a summary of the Master Portfolio’s open securities lending agreements by counterparty which are subject to offset under a MSLA as of June 30, 2013:

Counterparty	Securities Loaned at Value	Cash Collateral received[1]	Net Amount
Barclays Capital, Inc.	$4,863,840	$(4,863,840)	—
Citigroup Global Markets, Inc.	23,648,849	(23,648,849)	—
Credit Suisse Securities (USA) LLC	1,187,373	(1,187,373)	—
Deutsche Bank Securities, Inc.	2,231,551	(2,231,551)	—
Goldman Sachs & Co.	37,978,492	(37,978,492)	—
Jefferies LLC	89,761	(89,761)	—
JPMorgan Securities LLC	1,128,067	(1,128,067)	—
Merrill Lynch, Pierce, Fenner & Smith Inc.	19,943,498	(19,943,498)	—
Morgan Stanley	29,630,703	(29,630,703)	—
Nomura Securities International, Inc.	1,117,060	(1,117,060)	—
RBS Securities, Inc.	2,357,546	(2,357,546)	—
UBS Securities LLC	1,492,156	(1,492,156)	—
Wells Fargo Securities LLC	555,658	(555,658)	—

Total	$126,224,554	$(126,224,554)	—

[1]

Excess of collateral received from the individual counterparty is not shown for financial reporting purposes. Collateral with a value of $129,816,175 has been received in connection with securities lending transactions.

The risks of securities lending also include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate this risk, the Master Portfolio benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities lent. The Master Portfolio also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. During the six months ended June 30, 2013, any securities on loan were collateralized by cash.

4. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock.

MIP, on behalf of the Master Portfolio, entered into an Investment Advisory Agreement with BlackRock Fund Advisors (the “Manager”), the Master Portfolio’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Master Portfolio’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Master Portfolio. For such services, the Master Portfolio pays the Manager a monthly fee based on a percentage of the Master Portfolio’s average daily net assets at an annual rate of 0.08%.

MIP entered into an Administration Agreement with BlackRock Advisors, LLC (“BAL”) which has agreed to provide general administration services (other than investment advice and related portfolio activities). BAL, in consideration thereof, has agreed to bear all of the Master Portfolio’s and MIP’s ordinary operating expenses excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the Master Portfolio. BAL may delegate certain of its administration duties to sub-administrators.

BAL is not entitled to compensation for providing administration services to the Master Portfolio, for so long as BAL is entitled to compensation for providing administration services to corresponding feeder funds that invest substantially all of their assets in the Master Portfolio, or BAL (or an affiliate) receives investment advisory fees from the Master Portfolio.

The fees and expenses of the MIP’s trustees who are not “interested persons” of MIP, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and MIP’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Master Portfolio. BAL has contractually agreed to cap the expenses of the Master Portfolio at the rate at which the Master Portfolio pays an advisory fee to BAL by providing an offsetting credit against the investment advisory fees paid by the Master Portfolio in an amount equal to the independent expenses. This contractual waiver is effective through April 30, 2014. The amount of the waiver, if any, is shown as fees waived by Manager in the Statement of Operations.

The Master Portfolio received an exemptive order from the SEC permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BTC as the securities lending agent. BTC may, on behalf of the Master Portfolio, invest cash collateral received by the Master Portfolio for such loans in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. The market value of securities on loan and the value of the related collateral, if applicable, is shown in the Statement of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BTC, if any, is disclosed in the Schedule of Investments. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of rebates paid to, or fees paid by, borrowers of securities. The Master Portfolio retains 65% of securities lending income and pays a fee to BTC equal to 35% of such income. The Master Portfolio benefits from a borrower default indemnity provided

40	BLACKROCK BOND INDEX FUND	JUNE 30, 2013

Notes to Financial Statements (concluded)	Bond Index Master Portfolio

by BlackRock. As securities lending agent, BTC bears all operational costs directly related to securities lending as well as the cost of borrower default indemnification. BTC does not receive any fees for managing the cash collateral. The share of income earned by the Master Portfolio is shown as securities lending — affiliated – net in the Statement of Operations. For the six months ended June 30, 2013, BTC received $28,617 in securities lending agent fees related to securities lending activities for the Master Portfolio.

Certain officers and/or trustees of MIP are officers and/or directors of BlackRock or its affiliates.

5. Purchases and Sales:

Purchases and sales of investments including paydowns and TBA transactions and excluding short-term securities and US government securities for the six months ended June 30, 2013, were $112,426,803 and $12,129,268, respectively.

Purchases and sales of US government securities for the six months ended June 30, 2013, were $1,542,956,140 and $1,334,940,149, respectively.

6. Bank Borrowings:

MIP, on behalf of the Master Portfolio, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $800 million credit agreement with a group of lenders, under which the Master Portfolio may borrow to fund shareholder redemptions. The agreement expires in April 2014. Excluding commitments designated for a certain individual fund, other Participating Funds, including the Master Portfolio, can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.065% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. Participating Funds paid administration and arrangement fees, which, along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. The Master Portfolio did not borrow under the credit agreement during the six months ended June 30, 2013.

7. Concentration, Market and Credit Risk:

In the normal course of business, the Master Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Master Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the

Master Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Master Portfolio may be exposed to counterparty credit risk, or the risk that an entity with which the Master Portfolio has unsettled or open transactions may fail to or be unable to perform on its commitments. The Master Portfolio manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master Portfolio to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master Portfolio exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Master Portfolio.

The Master Portfolio invests a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Please see the Schedule of Investments for these securities. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

8. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Master Portfolio through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK BOND INDEX FUND	JUNE 30, 2013	41

Disclosure of Investment Advisory Agreement

The Board of Trustees of Master Investment Portfolio (the “Master Fund”) met in person on April 11, 2013 (the “April Meeting”) and May 21-22, 2013 (the “May Meeting”) to consider the approval of the Master Fund’s investment advisory agreement (the “Agreement”) with BlackRock Fund Advisors (“BlackRock”), the Master Fund’s investment advisor, on behalf of Bond Index Master Portfolio (the “Master Portfolio”), a series of the Master Fund. BlackRock Bond Index Fund (the “Portfolio”), a series of BlackRock Funds III (the “Fund”), is a “feeder” fund that invests all of its investable assets in the Master Portfolio. Accordingly, the Board of Trustees of the Fund also considered the approval of the Agreement with respect to the Master Portfolio. For simplicity, (a) the Board of Trustees of the Master Fund and the Board of Trustees of the Fund are referred to herein collectively as the “Board,” and the members are referred to as “Board Members,” and (b) the shareholders of the Portfolio and the interest holders of the Master Portfolio are referred to as “shareholders.”

Activities and Composition of the Board

The Board consists of fourteen individuals, twelve of whom are not “interested persons” of the Master Fund or the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Master Fund or the Fund, as pertinent, and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Co-Chairs of the Board are each Independent Board Members. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreement

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreement on an annual basis. The Board has four quarterly meetings per year, each extending over two days, and a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreement. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Master Portfolio and the Portfolio by BlackRock, its personnel and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services, risk oversight, compliance and assistance in meeting applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to the Master Portfolio, the Portfolio and their shareholders. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year and/or since inception periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over performance or underperformance against its peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Master Portfolio and/or the Portfolio for services, such as marketing and distribution, call center and fund accounting; (c) the Master Portfolio’s and/or the Portfolio’s operating expenses and how BlackRock allocates expenses to the Master Portfolio and the Portfolio; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Master Portfolio’s and the Portfolio’s investment objective, policies and restrictions; (e) the Master Fund’s and the Fund’s compliance with its respective Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of the Master Fund’s and/or the Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment objectives across the open-end fund, exchange-traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

The Board has engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. In addition, the Board requested and BlackRock provided an analysis of fair valuation and stale pricing policies. BlackRock also furnished information to the Board in response to specific questions. These questions covered issues such as BlackRock’s profitability, investment performance and management fee levels. The Board further considered the importance of: (i) organizational and structural variables to investment performance; (ii) rates of portfolio turnover; (iii) BlackRock’s performance accountability for portfolio managers; (iv) marketing support for the funds; (v) services provided to the Master Portfolio and the Portfolio by BlackRock affiliates; and (vi) BlackRock’s oversight of relationships with third party service providers.

42	BLACKROCK BOND INDEX FUND	JUNE 30, 2013

Disclosure of Investment Advisory Agreement (continued)

Board Considerations in Approving the Agreement

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreement. The Board is engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on fees and expenses of the Master Portfolio and the Portfolio, as applicable, as compared with a peer group of funds as determined by Lipper (“Expense Peers”) and the investment performance of the Portfolio as compared with a peer group of funds as determined by Lipper1, as well as the gross investment performance of the Portfolio as compared with its benchmark; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by the Master Portfolio and/or the Portfolio to BlackRock; (g) sales and redemption data regarding the Portfolio’s shares; and (h) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreement. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board of the Master Fund, including the Independent Board Members, unanimously approved the continuation of the Agreement between BlackRock and the Master Fund with respect to the Master Portfolio for a one-year term ending June 30, 2014. The Board of the Fund, including the Independent Board Members, also considered the continuation of the Agreement with respect to the Master Portfolio and found the Agreement to be satisfactory. In approving the continuation of the Agreement, the Board of the Master Fund considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Master Portfolio, the Portfolio and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Master Portfolio and the Portfolio; (d) the

Fund’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance comparison as previously discussed; (e) economies of scale; (f) fall-out benefits to BlackRock as a result of its relationship with the Master Portfolio and the Portfolio; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Portfolio shares and securities lending, services related to the valuation and pricing of portfolio holdings of the Master Portfolio, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Master Portfolio and the Portfolio and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Portfolio. Throughout the year, the Board compared the Portfolio’s performance to the performance of a comparable group of mutual funds and/or the performance of a relevant benchmark, if any. The Board met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by the Master Portfolio’s portfolio management team discussing the Master Portfolio’s performance and the Master Portfolio’s investment objective, strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Master Portfolio’s portfolio management team; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to the Master Portfolio’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to the Master Portfolio and the Portfolio. BlackRock and its affiliates provide the Master Portfolio and the Portfolio with certain administrative, shareholder and other services (in addition to any such services provided to

[1]	Lipper ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

BLACKROCK BOND INDEX FUND	JUNE 30, 2013	43

Disclosure of Investment Advisory Agreement (continued)

the Master Portfolio and the Portfolio by third parties) and officers and other personnel as are necessary for the operations of the Master Portfolio and the Portfolio. In particular, BlackRock and its affiliates provide the Master Portfolio and the Portfolio with the following administrative services, including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) assisting with daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; (vi) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger or consolidation of certain open-end funds; and (vii) performing other administrative functions necessary for the operation of the Master Portfolio and the Portfolio, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Master Portfolio, the Portfolio and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Master Portfolio and the Portfolio, as applicable. The Board noted that the Portfolio’s investment results correspond directly to the investment results of the Master Portfolio. In preparation for the April Meeting, the Board worked with its independent legal counsel, BlackRock and Lipper to develop a template for, and was provided with, reports independently prepared by Lipper, which included a comprehensive analysis of the Portfolio’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of the Portfolio as compared to other funds in its applicable Lipper category and the gross investment performance of the Portfolio as compared with its benchmark. The Board was provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review its methodology. The Board and its Performance Oversight and Contract Committee regularly review, and meet with Master Portfolio management to discuss, the performance of the Master Portfolio and the Portfolio, as applicable, throughout the year.

The Board noted that the Portfolio’s gross performance (before expenses and fees), as agreed upon by the Board, was within tolerance of its benchmark during each of the one-, three- and five-year periods reported. BlackRock believes that gross performance relative to the benchmark is an appropriate performance metric for the Portfolio.

The Board noted that BlackRock has recently made, and continues to make, changes to the organization of BlackRock’s overall portfolio management structure designed to result in strengthened leadership teams.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Master Portfolio and the Portfolio: The Board, including the Independent Board Members, reviewed the Master Portfolio’s contractual advisory fee rate compared with the other funds in the Portfolio’s Lipper category. The contractual advisory fee rate is shown before taking into account any reimbursements or fee waivers. The Board also compared the Portfolio’s total net operating expense ratio, as well as the Master Portfolio’s actual advisory fee rate, to those of other funds in the Portfolio’s Lipper category. The total net operating expense ratio and actual advisory fee rate both give effect to any expense reimbursements or fee waivers that benefit the funds. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Master Portfolio and the Portfolio. The Board reviewed BlackRock’s profitability with respect to the Master Portfolio and the Portfolio, as applicable, and other funds the Board currently oversees for the year ended December 31, 2012 compared to available aggregate profitability data provided for the two prior years. The Board reviewed BlackRock’s profitability with respect to certain other fund complexes managed by BlackRock and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by BlackRock, the types of funds managed, precision of expense allocations and business mix. As a result, comparing profitability is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management and the relative product mix.

In addition, the Board considered the cost of the services provided to the Master Portfolio and the Portfolio by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of

44	BLACKROCK BOND INDEX FUND	JUNE 30, 2013

Disclosure of Investment Advisory Agreement (concluded)

the Master Portfolio and the Portfolio and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of the Master Portfolio and the Portfolio. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board.

The Board noted that the Master Portfolio’s contractual advisory fee rate ranked in the first quartile relative to the Portfolio’s Expense Peers. The Board noted that BlackRock and its affiliates have contractually agreed to reimburse or otherwise compensate the Master Portfolio for the fees and expenses of the Independent Board Members, counsel to the Independent Board Members and the Master Portfolio’s independent registered public accounting firm.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Master Portfolio and the Portfolio increase, as well as the existence of expense caps, as applicable. The Board also considered the extent to which the Master Portfolio and the Portfolio benefit from such economies and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Master Portfolio and the Portfolio to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the asset level of the Master Portfolio. In its consideration, the Board took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Master Portfolio and the Portfolio, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Master Portfolio and the Portfolio, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that it had considered the investment by BlackRock’s funds in ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Portfolio shares if they believe that the Portfolio’s and/or the Master Portfolio’s fees and expenses are too high or if they are dissatisfied with the performance of the Portfolio.

Conclusion

The Board of the Master Fund, including the Independent Board Members, unanimously approved the continuation of the Agreement between BlackRock and the Master Fund with respect to the Master Portfolio for a one-year term ending June 30, 2014. Based upon its evaluation of all of the aforementioned factors in their totality, the Board of the Master Fund, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of the Master Portfolio and its shareholders. The Board of the Fund, including the Independent Board Members, also considered the continuation of the Agreement with respect to the Master Portfolio and found the Agreement to be satisfactory. In arriving at its decision to approve the Agreement, the Board of the Master Fund did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Master Portfolio reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

BLACKROCK BOND INDEX FUND	JUNE 30, 2013	45

Officers and Trustees

Ronald W. Forbes, Co-Chairman of the Board and Trustee

Rodney D. Johnson, Co-Chairman of the Board and Trustee

Paul L. Audet, Trustee

David O. Beim, Trustee

Henry Gabbay, Trustee

Dr. Matina S. Horner, Trustee

Herbert I. London, Trustee

Ian A. MacKinnon, Trustee

Cynthia A. Montgomery, Trustee

Joseph P. Platt, Trustee

Robert C. Robb, Jr., Trustee

Toby Rosenblatt, Trustee

Kenneth L. Urish, Trustee

Frederick W. Winter, Trustee

John M. Perlowski, President and Chief Executive Officer

Richard Hoerner, CFA, Vice President

Brendan Kyne, Vice President

Christopher Stavrakos, CFA, Vice President

Neal Andrews, Chief Financial Officer

Jay Fife, Treasurer

Brian Kindelan, Chief Compliance Officer and Anti-Money     Laundering Officer

Benjamin Archibald, Secretary

Investment Advisor

BlackRock Fund Advisors

San Francisco, CA 94105

Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Custodian and Accounting Agent

State Street Bank and Trust Company

Boston, MA 02110

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, NY 10017

Address of the Trust

400 Howard Street

San Francisco, CA 94105

46	BLACKROCK BOND INDEX FUND	JUNE 30, 2013

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1)	Access the BlackRock website at
http://www.blackrock.com/edelivery

2)	Select “eDelivery” under the “More Information” section

3)	Log into your account

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund/Master Portfolio file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s/Master Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s/Master Portfolio’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund/Master Portfolio use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund/Master Portfolio voted proxies relating to securities held in the Fund’s/Master Portfolio’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BLACKROCK BOND INDEX FUND	JUNE 30, 2013	47

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

48	BLACKROCK BOND INDEX FUND	JUNE 30, 2013

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock ACWI ex-US Index Fund

BlackRock All-Cap Energy & Resources Portfolio

BlackRock Basic Value Fund

BlackRock Capital Appreciation Fund

BlackRock Commodity Strategies Fund

BlackRock Disciplined Small Cap Core Fund

BlackRock Emerging Markets Fund

BlackRock Emerging Markets Dividend Fund

BlackRock Emerging Markets Long/Short Equity Fund

BlackRock Energy & Resources Portfolio

BlackRock Equity Dividend Fund

BlackRock EuroFund

BlackRock Flexible Equity Fund

BlackRock Focus Growth Fund

BlackRock Global Dividend Income Portfolio

BlackRock Global Long/Short Equity Fund

BlackRock Global Opportunities Portfolio

BlackRock Global SmallCap Fund

BlackRock Health Sciences Opportunities Portfolio

BlackRock India Fund

BlackRock International Fund

BlackRock International Index Fund

BlackRock International Opportunities Portfolio

BlackRock Large Cap Core Fund

BlackRock Large Cap Core Plus Fund

BlackRock Large Cap Growth Fund

BlackRock Large Cap Value Fund

BlackRock Latin America Fund

BlackRock Long-Horizon Equity Fund

BlackRock Mid-Cap Growth Equity Portfolio

BlackRock Mid Cap Value Opportunities Fund

BlackRock Natural Resources Trust

BlackRock Pacific Fund

BlackRock Real Estate Securities Fund

BlackRock Russell 1000 Index Fund

BlackRock Science & Technology Opportunities Portfolio

BlackRock Small Cap Growth Equity Portfolio

BlackRock Small Cap Growth Fund II

BlackRock Small Cap Index Fund

BlackRock S&P 500 Stock Fund

BlackRock U.S. Opportunities Portfolio

BlackRock Value Opportunities Fund

BlackRock World Gold Fund

Taxable Fixed Income Funds

BlackRock Bond Index Fund

BlackRock Core Bond Portfolio

BlackRock CoreAlpha Bond Fund

BlackRock Emerging Market Local Debt Portfolio

BlackRock Floating Rate Income Portfolio

BlackRock Global Long/Short Credit Fund

BlackRock GNMA Portfolio

BlackRock High Yield Bond Portfolio

BlackRock Inflation Protected Bond Portfolio

BlackRock International Bond Portfolio

BlackRock Investment Grade Bond Portfolio

BlackRock Low Duration Bond Portfolio

BlackRock Secured Credit Portfolio

BlackRock Short Obligations Fund

BlackRock Short-Term Treasury Fund

BlackRock Strategic Income Opportunities Portfolio

BlackRock Total Return Fund

BlackRock U.S. Government Bond Portfolio

BlackRock U.S. Mortgage Portfolio

BlackRock Ultra-Short Obligations Fund

BlackRock World Income Fund

Municipal Fixed Income Funds

BlackRock California Municipal Bond Fund

BlackRock High Yield Municipal Fund

BlackRock Intermediate Municipal Fund

BlackRock National Municipal Fund

BlackRock New Jersey Municipal Bond Fund

BlackRock New York Municipal Bond Fund

BlackRock Pennsylvania Municipal Bond Fund

BlackRock Short-Term Municipal Fund

Mixed Asset Funds

BlackRock Balanced Capital Fund	LifePath Active Portfolios		LifePath Index Portfolios
BlackRock Emerging Market Allocation Portfolio	2015	2040	Retirement	2040
BlackRock Global Allocation Fund	2020	2045	2020	2045
BlackRock Managed Volatility Portfolio	2025	2050	2025	2050
BlackRock Multi-Asset Income Portfolio	2030	2055	2030	2055
BlackRock Multi-Asset Real Return Fund	2035		2035
BlackRock Strategic Risk Allocation Fund

BlackRock Prepared Portfolios	LifePath Portfolios
Conservative Prepared Portfolio	Retirement	2040
Moderate Prepared Portfolio	2020	2045
Growth Prepared Portfolio	2025	2050
Aggressive Growth Prepared Portfolio	2030	2055
	2035

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

BLACKROCK BOND INDEX FUND	JUNE 30, 2013	49

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

BINF-6/13-SAR

JUNE 30, 2013

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock Funds III

➢	BlackRock Cash Funds: Government
➢	BlackRock Cash Funds: Institutional
➢	BlackRock Cash Funds: Prime
➢	BlackRock Cash Funds: Treasury

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	BLACKROCK FUNDS III	JUNE 30, 2013

Dear Shareholder

One year ago, risk assets (such as equities) were on the rise as weakening global economic data spurred increasing optimism that the world’s largest central banks would intervene to stimulate growth. This theme, along with the European Central Bank’s (“ECB’s”) firm commitment to preserve the euro currency bloc, drove most asset classes higher through the summer of 2012. The much-anticipated monetary stimulus ultimately came in September when the ECB and the US Federal Reserve announced their plans for increasing global liquidity.

Although financial markets worldwide were buoyed by these aggressive policy actions, risk assets weakened later in the fall of 2012. Global trade slowed as many European countries fell into recession and growth continued to decelerate in China. In the United States, stocks slid on lackluster corporate earnings, and volatility rose in advance of the US Presidential election. In the post-election environment, investors became increasingly concerned about the “fiscal cliff” of tax increases and spending cuts that had been scheduled to take effect at the beginning of 2013. High levels of global market volatility persisted through year-end due to fears that bipartisan gridlock would preclude a timely resolution, putting the US economy at high risk for recession. As 2013 began, the worst of the fiscal cliff was averted with a last-minute tax deal.

Investors shook off the nerve-wracking finale to 2012 and the New Year started with a powerful relief rally. Money that had been pulled to the sidelines amid year-end tax-rate uncertainty poured back into the markets in January. Key indicators signaling modest but broad-based improvements in the world’s major economies underpinned the rally. Underlying this aura of comfort was the absence of negative headlines from Europe. Global equities surged, while rising US Treasury yields pressured high quality fixed income assets. (Bond prices move inversely with yields.)

However, February brought a slowdown in global economic momentum and investors toned down their risk appetite. In the months that followed, US equities outperformed international markets, as the US economic recovery showed greater stability compared to most other regions. Slow, but positive growth in the United States was sufficient to support corporate earnings, while uncomfortably high unemployment reinforced investors’ expectations that the US Federal Reserve would keep interest rates low. US equities moved higher through the spring, with major indices notching a string of all-time highs until finally peaking in late May. Markets abruptly reversed course on May 22 when the US Federal Reserve hinted at a gradual pull-back on monetary policy accommodation. Volatility picked up considerably after this announcement and risk assets broadly slid through the remainder of the period.

Volatility has been higher in financial markets outside the United States in 2013. International equities weakened in the middle of the first quarter when political instability in Italy and a severe banking crisis in Cyprus reminded investors that the eurozone was still vulnerable to a number of macro risks. A poor outlook for European economies already mired in recession further dampened sentiment. Emerging markets significantly lagged the rest of the world as growth in these economies (particularly China and Brazil) fell short of expectations.

Despite recent weakness, most risk asset classes generated positive returns for the 6- and 12-month periods ended June 30, 2013, while high quality fixed income assets posted modestly negative results. US equities were particularly strong. International equities also performed well, although rising uncertainty in Europe resulted in less impressive gains for the last six months. Emerging markets were especially hurt by slowing growth and concerns about a shrinking global money supply. US Treasury yields remained low from a historical perspective, but were highly volatile and rose sharply in the final two months of the period amid concerns about monetary policy tightening. In this volatile rate environment, US Treasury and investment grade corporate bond prices declined. Returns on high yield and tax-exempt municipal bonds, which had benefited from supportive market conditions during most of the period, were also weighed down by the recent spike in rates. Short-term interest rates, however, remained near zero, keeping yields on money market securities near historical lows.

Market conditions remain volatile, and investors still face a number of uncertainties in the current environment. At BlackRock, we believe investors need to think globally and extend their scope across a broader array of asset classes in a portfolio that moves freely as market conditions change over time. We encourage you to talk with your financial advisor and visit www.blackrock.com for further insight about investing in today’s world.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

“Despite recent weakness, most risk asset classes generated positive returns for the 6- and 12-month periods ended June 30, 2013, while high quality fixed income assets posted modestly negative results.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of June 30, 2013
	6-month	12-month
US large cap equities (S&P 500® Index)	13.82%	20.60%
US small cap equities (Russell 2000® Index)	15.86	24.21
International equities (MSCI Europe, Australasia, Far East Index)	4.10	18.62
Emerging market equities (MSCI Emerging Markets Index)	(9.57)	2.87
3-month Treasury bill (BofA Merrill Lynch 3-Month US Treasury Bill Index)	0.04	0.11
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	(4.88)	(4.21)
US investment grade bonds (Barclays US Aggregate Bond Index)	(2.44)	(0.69)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	(2.55)	0.51
US high yield bonds (Barclays US Corporate High Yield 2% Issuer Capped Index)	1.42	9.49
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Money Market Overview

For the Six-Month Period Ended June 30, 2013

The Federal Open Market Committee (“FOMC”) maintained its target range for the federal funds rate at 0.00% to 0.25% throughout the 6-month reporting period ended June 30, 2013. However, the FOMC did signal the possibility of a material shift in forward guidance regarding its asset purchase program. During the Joint Economic Committee of Congress testimony on May 22 and the FOMC press conference on June 20, Chairman Bernanke made comments suggesting that a tapering of the asset purchase program could begin in the later part of 2013. The Chairman moderated this message by stating that the pace of the monthly asset purchases will depend on incoming economic data, and that the potential tapering was predicated on continued improvement in the economy and the FOMC’s confidence in the sustainability of that improvement.

As the FOMC has committed to maintaining accommodative measures until the US labor market exhibits substantial improvement subject to continued price stability, it is important to note recent developments relating to inflation and unemployment that have been supportive of rate hike expectations. In the “Summary of Economic Projections” resulting from the FOMC’s June meeting, policymakers lowered their forecasts for the core inflation rate and upgraded their expectations for a lower unemployment rate in 2014. Inflation has been running near historical lows and well below the 2% target and policymakers generally have expressed little concern about that side of the FOMC’s dual mandate. Additionally, it is evident that the FOMC has become increasingly concerned about the implied costs of its asset purchase program and the potential for its leading to price distortions and asset bubbles in numerous asset classes. Specifically, the minutes of the April 30-May 1 meeting of the FOMC noted that “A few members expressed concerns that investor expectations of the cumulative size of the asset purchase program appeared to have increased somewhat since it was launched [in September 2012] despite a notable decline in the unemployment rate and other improvements in the labor market since then.”

Overall economic activity expanded at a moderate pace in the first quarter of 2013, with US gross domestic product growing at an annualized rate of 1.8%. The US unemployment rate declined by 0.2% (from 7.8% to 7.6%) over the 6 months ended June 30, 2013. Although labor market data was better than expected in the second quarter of 2013, the underlying components remain weak. In particular, the employment-to-population ratio and the labor force participation rate continue to be at suppressed levels at this point in the recovery. Residential real estate and construction activity are supporting the all-important recovery of the housing market, which continues to be a bright spot for the US economy.

In Europe, policymakers continue to be faced with the challenge of breaking the spiral of weak economic activity, tight funding conditions and declining housing prices in the region’s most troubled countries. The European Central Bank’s (“ECB”) attempt to resuscitate the eurozone economy with record-low interest rates has been unsuccessful in lifting growth measures. The currency bloc fell back into recession during the six-month period, making it the second consecutive year of negative growth and putting pressure on the ECB to consider further reducing its benchmark rate, which is already at a historically low level. While Europe was not a source of destabilizing shocks for the global economy during the period, ECB policymakers were confronted with a banking crisis in Cyprus in March and continue to mediate an ongoing political crisis in Portugal relating to austerity measures mandated by the European Union.

London Interbank Offered Rates (“LIBOR”) notched lower over the 6 months due in large part to central bank liquidity measures, with three-month LIBOR decreasing 0.03% to close at 0.27% as of June 30, 2013.

In US money markets, FOMC rhetoric on tapering its stimulus program had little impact on short-term yields as money market flows remained stable and exceeded expectations during the period. Yields on 3-month US Treasury bills were lower by 0.01% to close the period at 0.03% after an exceptionally strong tax season, among other factors, led to diminished borrowing needs from the US Treasury. In spite of the current downward pressure on money market rates, forward contracts on short-term interest rates and volatility measures reflect expectations of a significant shift toward tighter monetary policy within the next 12-24 months. In longer duration markets (which are more sensitive to changes in interest rates), the FOMC has been unable to convince global bond participants not to extrapolate that an early start to tapering implies a significantly earlier start to subsequent rate hikes.

In the short-term tax-exempt market, the impact of the FOMC’s ongoing near-zero interest rate policy continued to be evident in variable rate demand note (“VRDN”) securities, which make up the largest portion of municipal money market fund holdings. During the 6-month period ended June 30, 2013, the benchmark Securities Industry and Financial Markets Association (“SIFMA”) Index, which represents the average rate on seven-day, high-quality, tax-exempt VRDN securities (as calculated by Municipal Market Data), averaged 0.12%, while ranging between a high of 0.23% and a low of 0.06%. While the FOMC continued its low-rate policy, a reduced supply of VRDN securities coupled with continued strong demand from non-traditional buyers put additional pressure on yields. New issuance of VRDN securities remained minimal as issuers continued to take advantage of low interest rates by issuing debt instruments with longer maturities. During the second quarter of 2013, new issuance totaled $1.7 billion, down 54% as compared to the second quarter of 2012, according to Thomson Reuters.

As increased state tax revenues has led to improving finances at the state and local government level, the reduced need for municipalities to finance daily operations by issuing one-year fixed-rate notes is expected to result in issuance declining from approximately $60 billion in 2012 to $50 billion this year. New issuance in the month of June 2013 alone was $8.8 billion, which is 19% lower than the same month last year. One-year municipal notes generally offer an opportunity for investors to lock in a yield that is more stable than VRDN yields for a longer period of time. Investor demand for municipal notes increased over the period as the FOMC held short-term rates steady and the outstanding supply of VRDN securities declined. The municipal yield curve continued to be extremely flat and credit spreads tightened as investors pursued higher-yielding issues. After remaining close to the 0.20% level for most of the six-month period, the yield on one-year municipal notes finally decreased from 0.20% to 0.18% over May and June as a result of increased demand for this segment of the market.

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

4	BLACKROCK FUNDS III	JUNE 30, 2013

Fund Information as of June 30, 2013

BlackRock Cash Funds: Government

BlackRock Cash Funds: Government’s (the “Fund”) investment objective is to seek a high level of current income consistent with the preservation of capital and liquidity.

	7-Day SEC Yield	7-Day Yield
Select	0.00%	0.00%
Trust	0.00%	0.00%

BlackRock Cash Funds: Institutional

BlackRock Cash Funds: Institutional’s (the “Fund”) investment objective is to seek a high level of income consistent with liquidity and the preservation of capital.

	7-Day SEC Yield	7-Day Yield
Aon Captives	0.03%	0.03%
Institutional	0.13%	0.13%
Select	0.05%	0.05%
SL Agency	0.16%	0.16%
Trust	0.00%	0.00%

BlackRock Cash Funds: Prime

BlackRock Cash Funds: Prime’s (the “Fund”) investment objective is to seek a high level of income consistent with liquidity and the preservation of capital.

	7-Day SEC Yield	7-Day Yield
Capital	0.10%	0.10%
Institutional	0.12%	0.12%
Premium	0.07%	0.07%
Select	0.04%	0.04%
SL Agency	0.15%	0.15%
Trust	0.00%	0.00%

BlackRock Cash Funds: Treasury

BlackRock Cash Funds: Treasury’s (the “Fund”) investment objective is to seek a high level of current income consistent with the preservation of capital and liquidity.

	7-Day SEC Yield	7-Day Yield
Capital	0.00%	0.00%
Institutional	0.00%	0.00%
Select	0.00%	0.00%
SL Agency	0.00%	0.00%
Trust	0.00%	0.00%

The 7-Day SEC Yields may differ from the 7-Day Yields shown due to the fact that the 7-Day SEC Yields exclude distributed capital gains.

Past performance is not indicative of future results.

BLACKROCK FUNDS III	JUNE 30, 2013	5

Disclosure of Expenses

Shareholders of these Funds may incur the following charges:

(a) transactional expenses, such as sales charges; and (b) operating expenses including administration fees, service and/or distribution fees, including 12b-1 fees, and other Fund expenses. The expense examples shown below (which are based on a hypothetical investment of $1,000 invested on January 1, 2013 and held through June 30, 2013) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Examples

	Actual			Hypothetical[2]
BlackRock Cash Funds: Government	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During the Period[1]	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During the Period[1]	Annualized Expense Ratio
Select	$1,000.00	$1,000.00	$0.60	$1,000.00	$1,024.21	$0.60	0.12%
Trust	$1,000.00	$1,000.00	$0.55	$1,000.00	$1,024.27	$0.55	0.11%
BlackRock Cash Funds: Institutional
Aon Captives	$1,000.00	$1,000.30	$1.09	$1,000.00	$1,023.70	$1.10	0.22%
Institutional	$1,000.00	$1,000.80	$0.60	$1,000.00	$1,024.20	$0.60	0.12%
Select	$1,000.00	$1,000.40	$0.99	$1,000.00	$1,023.80	$1.00	0.20%
SL Agency	$1,000.00	$1,001.00	$0.45	$1,000.00	$1,024.35	$0.45	0.09%
Trust	$1,000.00	$1,000.00	$1.44	$1,000.00	$1,023.34	$1.45	0.29%
BlackRock Cash Funds: Prime
Capital	$1,000.00	$1,000.60	$0.69	$1,000.00	$1,024.10	$0.70	0.14%
Institutional	$1,000.00	$1,000.70	$0.60	$1,000.00	$1,024.20	$0.60	0.12%
Premium	$1,000.00	$1,000.50	$0.84	$1,000.00	$1,023.95	$0.85	0.17%
Select	$1,000.00	$1,000.30	$0.99	$1,000.00	$1,023.80	$1.00	0.20%
SL Agency	$1,000.00	$1,000.90	$0.45	$1,000.00	$1,024.35	$0.45	0.09%
Trust	$1,000.00	$1,000.00	$1.34	$1,000.00	$1,023.46	$1.35	0.27%
BlackRock Cash Funds: Treasury
Capital	$1,000.00	$1,000.00	$0.60	$1,000.00	$1,024.19	$0.60	0.12%
Institutional	$1,000.00	$1,000.00	$0.60	$1,000.00	$1,024.19	$0.60	0.12%
Select	$1,000.00	$1,000.00	$0.55	$1,000.00	$1,024.19	$0.55	0.11%
SL Agency	$1,000.00	$1,000.10	$0.40	$1,000.00	$1,024.39	$0.40	0.08%
Trust	$1,000.00	$1,000.00	$0.55	$1,000.00	$1,024.29	$0.55	0.11%

[1]

For each class of a Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Because each Fund invests significantly in the corresponding master portfolios, the expense examples reflect the net expenses of both the Fund and the master portfolio in which it invests.

[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

6	BLACKROCK FUNDS III	JUNE 30, 2013

Statements of Assets and Liabilities

June 30, 2013 (Unaudited)	BlackRock Cash Funds: Government	BlackRock Cash Funds: Institutional	BlackRock Cash Funds: Prime	BlackRock Cash Funds: Treasury

Assets
Investments at value — from the applicable Master Portfolio[1,2]	$7,982,854	$36,425,876,191	$12,207,122,353	$2,255,030,073
Capital shares sold receivable	2	208	3,621	—
Receivable from administrator	907	—	—	—

Total assets	7,983,763	36,425,876,399	12,207,125,974	2,255,030,073

Liabilities
Income dividends payable	—	2,882,040	913,289	149
Administration fees payable	—	735,839	502,863	2,417
Professional fees payable	6,948	6,949	6,949	6,949
Service fees payable	—	906	—	—
Contributions payable to Master Portfolio	2	208	3,621	—

Total liabilities	6,950	3,625,942	1,426,722	9,515

Net Assets	$7,976,813	$36,422,250,457	$12,205,699,252	$2,255,020,558

Net Assets Consist of
Paid-in capital	$7,976,808	$36,417,531,721	$12,204,188,177	$2,254,914,489
Undistributed net investment income	—	—	—	312
Accumulated net realized gain	5	4,718,736	1,511,075	105,757

Net Assets	$7,976,813	$36,422,250,457	$12,205,699,252	$2,255,020,558

[1] Investments at cost	$7,982,854	$36,425,876,191	$12,207,122,353	$2,255,030,073

[2] Government Money Market Master Portfolio, Money Market Master Portfolio, Prime Money Market Master Portfolio, and Treasury Money Market Master Portfolio (each, a “Master Portfolio”).

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2013	7

Statements of Assets and Liabilities (concluded)

June 30, 2013 (Unaudited)	BlackRock Cash Funds: Government	BlackRock Cash Funds: Institutional	BlackRock Cash Funds: Prime	BlackRock Cash Funds: Treasury

Net Asset Value
Aon Captives:
Net assets	—	$11,005,395	—	—

Shares outstanding[1]	—	11,004,367	—	—

Net asset value	—	$1.00	—	—

Capital:
Net assets	—	—	$1,194,333,372	$665,924

Shares outstanding[1]	—	—	1,194,195,206	666,221

Net asset value	—	—	$1.00	$1.00

Institutional:
Net assets	—	$3,495,976,431	$3,843,651,874	$3,903

Shares outstanding[1]	—	3,495,652,004	3,843,212,167	3,903

Net asset value	—	$1.00	$1.00	$1.00

Premium:
Net assets	—	—	$2,635,844,738	—

Shares outstanding[1]	—	—	2,635,541,001	—

Net asset value	—	—	$1.00	—

Select:
Net assets	$6,192,523	$4,247,334	$1,677,843	$10,226,480

Shares outstanding[1]	6,192,518	4,246,934	1,677,711	10,226,011

Net asset value	$1.00	$1.00	$1.00	$1.00

SL Agency:
Net assets	—	$32,910,465,083	$4,521,195,496	$2,216,407,549

Shares outstanding[1]	—	32,907,403,062	4,520,675,544	2,216,302,931

Net asset value	—	$1.00	$1.00	$1.00

Trust:
Net assets	$1,784,290	$556,214	$8,995,929	$27,716,702

Shares outstanding[1]	1,784,290	556,139	8,994,922	27,715,424

Net asset value	$1.00	$1.00	$1.00	$1.00

[1] Unlimited number of shares authorized, no par value.

See Notes to Financial Statements.

8	BLACKROCK FUNDS III	JUNE 30, 2013

Statements of Operations

Six Months Ended June 30, 2013 (Unaudited)	BlackRock Cash Funds: Government	BlackRock Cash Funds: Institutional	BlackRock Cash Funds: Prime	BlackRock Cash Funds: Treasury

Investment Income
Net investment income allocated from the applicable Master Portfolio:
Interest	$15,760	$54,972,963	$16,909,112	$906,225
Expenses	(33,059)	(19,666,075)	(6,516,008)	(825,268)
Fees waived	21,209	6,077,628	2,019,434	266,049

Total income	3,910	41,384,516	12,412,538	347,006

Fund Expenses
Administration — class specific	16,295	4,340,731	3,347,359	267,002
Distribution — Aon Captives	—	5,457	—	—
Professional	6,914	6,914	6,914	6,914
Miscellaneous	326	325	325	325

Total expenses	23,535	4,353,427	3,354,598	274,241
Less fees waived by administrator — class specific	(12,800)	(1,744)	(10,451)	(105,550)
Less fees reimbursed by administrator	(6,914)	(6,914)	(6,914)	(6,914)

Total expenses after fees waived	3,821	4,344,769	3,337,233	161,777

Net investment income	89	37,039,747	9,075,305	185,229

Realized Gain Allocated from the Master Portfolios
Net realized gain from investments	—	2,882,872	1,389,452	69,116

Net Increase in Net Assets Resulting from Operations	$89	$39,922,619	$10,464,757	$254,345

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2013	9

Statements of Changes in Net Assets

	BlackRock Cash Funds: Government		BlackRock Cash Funds: Institutional
Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012

Operations
Net investment income	$89	$449	$37,039,747	$89,959,659
Net realized gain	—	—	2,882,872	2,285,540

Net increase in net assets resulting from operations	89	449	39,922,619	92,245,199

Dividends and Distributions to Shareholders From
Net investment income:
Aon Captives	—	—	(3,463)	(9,492)[1]
Institutional	—	—	(2,334,142)	(2,706,645)[1]
Premium	—	—	—	(3,144)[1]
Select	(14)	(449)[1]	(1,223)	(29,453)[1]
SL Agency	—	—	(34,700,920)	(87,210,925)[1]
Trust	(75)	—	—	—
Net realized gain:
Aon Captives	—	—	—	(355)[1]
Institutional	—	—	—	(48,899)[1]
Select	—	(47)[1]	—	(517)[1]
SL Agency	—	—	—	(1,149,985)[1]
Trust	—	(13)[1]	—	(245)[1]

Decrease in net assets resulting from dividends and distributions to shareholders	(89)	(509)	(37,039,748)	(91,159,660)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(9,623,034)	7,256,739	1,826,217,442	6,622,317,759

Net Assets
Total increase (decrease) in net assets	(9,623,034)	7,256,679	1,829,100,313	6,623,403,298
Beginning of period	17,599,847	10,343,168	34,593,150,144	27,969,746,846

End of period	$7,976,813	$17,599,847	$36,422,250,457	$34,593,150,144

[1]	Dividends and distributions are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

10	BLACKROCK FUNDS III	JUNE 30, 2013

Statements of Changes in Net Assets

	BlackRock Cash Funds: Prime		BlackRock Cash Funds: Treasury
Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012

Operations
Net investment income	$9,075,305	$21,346,655	$185,229	$686,720
Net realized gain	1,389,452	1,614,998	69,116	69,189

Net increase in net assets resulting from operations	10,464,757	22,961,653	254,345	755,909

Dividends and Distributions to Shareholders From
Net investment income:
Capital	(660,401)	(1,244,088)[1]	(2,490)	(7,969)[1]
Institutional	(3,013,649)	(5,903,654)[1]	(72)	(857)[1]
Premium	(1,368,353)	(3,598,065)[1]	—	—
Select	(2,526)	(39,722)[1]	—	(16)[1]
SL Agency	(4,030,376)	(10,562,560)[1]	(182,667)	(677,566)[1]
Net realized gain:
Capital	—	—	—	(1,425)[1]
Select	—	—	—	(436)[1]
SL Agency	—	—	—	(38,619)[1]
Trust	—	—	—	(579)[1]

Decrease in net assets resulting from dividends and distributions to shareholders	(9,075,305)	(21,348,089)	(185,229)	(727,467)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(1,817,693,397)	4,890,678,255	429,972,642	1,078,058,501

Net Assets
Total increase (decrease) in net assets	(1,816,303,945)	4,892,291,819	430,041,758	1,078,086,943
Beginning of period	14,022,003,197	9,129,711,378	1,824,978,800	746,891,857

End of period	$12,205,699,252	$14,022,003,197	$2,255,020,558	$1,824,978,800

Undistributed net investment income	—	—	$312	$312

[1]	Dividends and distributions are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2013	11

Financial Highlights	BlackRock Cash Funds: Government

	Institutional
	Period January 1, 2011 to April 18, 2011[1]		Year Ended December 31,
			2010	2009	2008

Per Share Operating Performance
Net asset value, beginning of period	$1.00		$1.00	$1.00	$1.00

Net investment income	0.0001		0.0008	0.0009	0.0200
Dividends from net investment income	(0.0001)		(0.0008)[2]	(0.0009)[2]	(0.0200)[2]

Net asset value, end of period	$1.00		$1.00	$1.00	$1.00

Total Investment Return[3]
Based on net asset value	0.01%	[4]	0.09%	0.09%	1.96%

Ratios to Average Net Assets[5]
Total expenses	0.13%	[6,7]	0.19%	0.15%	0.16%

Total expenses after fees waived	0.11%	[6,7]	0.11%	0.08%	0.10%

Net investment income	0.05%	[6,7]	0.09%	0.11%	0.29%

Supplemental Data
Net assets, end of period (000)	—	[1]	$5,663	$10,496	$1,594,728

[1]	There were no Institutional Shares outstanding from April 19, 2011 through December 31, 2011 and during the year ended December 31, 2012.

[2]	Dividends are determined in accordance with federal income tax regulations.

[3]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[4]	Aggregate total Investment return.

[5]

Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the three years ended December 31, 2010, which include gross expenses.

[6]	Annualized.

[7]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.06%.

See Notes to Financial Statements.

12	BLACKROCK FUNDS III	JUNE 30, 2013

Financial Highlights (continued)	BlackRock Cash Funds: Government

	Select
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,
			2012		2011		2010	2009	2008

Per Share Operating Performance
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00	$1.00	$1.00

Net investment income	0.0000	[1]	0.0001		0.0002		0.0003	0.0008	0.0200
Dividends from net investment income	(0.0000)[2]		(0.0001)[3]		(0.0002)[3]		(0.0003)[3]	(0.0008)[3]	(0.0200)[3]

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00	$1.00	$1.00

Total Investment Return[4]
Based on net asset value	0.00%	[5]	0.01%		0.02%		0.03%	0.08%	1.89%

Ratios to Average Net Assets[6]
Total expenses	0.31%	[7,8]	0.37%	[9]	0.30%	[10]	0.29%	0.25%	0.23%

Total expenses after fees waived	0.12%	[7,8]	0.16%	[9]	0.10%	[10]	0.13%	0.09%	0.07%

Net investment income	0.00%	[7,8]	0.01%	[9]	0.00%	[10]	0.03%	0.08%	0.82%

Supplemental Data
Net assets, end of period (000)	$6,193		$16,655		$8,973		$17,263	$69,139	$81,424

[1]	Amount is less than $0.00005 per share.

[2]	Amount is greater than $(0.00005) per share.

[3]	Dividends are determined in accordance with federal income tax regulations.

[4]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[5]	Aggregate total Investment return.

[6]

Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the three years ended December 2010, which include gross expenses.

[7]	Annualized.

[8]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.16%.

[9]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.23%.

[10]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.17%.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2013	13

Financial Highlights (continued)	BlackRock Cash Funds: Government

	SL Agency
	Period June 4, 2013 to June 16, 2013[1]		Period January 1, 2011 to December 14, 2011[2]		Period January 1, 2010 to March 14, 2010[3]		Period February 4, 2009[4] to December 31, 2009

Per Share Operating Performance
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00

Net investment income	0.0000	[5]	0.0002		0.0002		0.0009
Dividends from net investment income	(0.0000)[6]		(0.0002)[7]		(0.0002)[7]		(0.0009)[7]

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00

Total Investment Return[8,9]
Based on net asset value	0.00%		0.02%		0.02%		0.09%

Ratios to Average Net Assets[10,11]
Total expenses	0.07%		0.10%		0.12%		0.12%

Total expenses after fees waived	0.05%		0.09%		0.02%		0.07%

Net investment income	0.00%		0.08%		0.08%		0.10%

Supplemental Data
Net assets, end of period (000)	—	[1]	—	[2]	—	[3]	$563,288

[1]	There were no SL Agency Shares outstanding except from January 14, 2013 through January 17, 2013, from June 4, 2013 through June 16, 2013 and during the six month period ended June 30, 2013.

[2]	There were no SL Agency Shares outstanding from March 31, 2011 through December 1, 2011, from December 15, 2011 through December 31, 2011 and during the year ended December 31, 2012.

[3]	There were no SL Agency Shares outstanding from March 15, 2010 through December 31, 2010.

[4]	Commencement of operations.

[5]	Amount is less than $0.00005 per share.

[6]	Amount is greater than $(0.00005) per share.

[7]	Dividends are determined in accordance with federal income tax regulations.

[8]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[9]	Aggregate total Investment return.

[10]

Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the periods ended March 14, 2010 and December 31, 2009, which include gross expenses.

[11]	Annualized.

See Notes to Financial Statements.

14	BLACKROCK FUNDS III	JUNE 30, 2013

Financial Highlights (concluded)	BlackRock Cash Funds: Government

	Trust
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,
			2012		2011		2010	2009		2008

Per Share Operating Performance
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00	$1.00		$1.00

Net investment income (loss)	0.0000	[1]	0.0000	[1]	0.0002		0.0002	0.0008		0.0200
Dividends from net investment income	(0.0000)[2]		(0.0000)[2,3]		(0.0002)[3]		(0.0002)[3]	(0.0008)[3]		(0.0200)[3]

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00	$1.00		$1.00

Total Investment Return[4]
Based on net asset value	0.00%	[5]	0.00%		0.02%		0.02%	0.08%		1.69%

Ratios to Average Net Assets[6]
Total expenses	0.55%	[7,8]	0.62%	[9]	0.54%	[8]	0.53%	0.48%	[9]	0.47%

Total expenses after fees waived	0.11%	[7,8]	0.17%	[9]	0.10%	[8]	0.15%	0.09%		0.07%

Net investment income	0.00%	[7,8]	0.00%	[9]	0.00%	[8]	0.03%	0.08%		0.16%

Supplemental Data
Net assets, end of period (000)	$1,784		$945		$1,370		$3,532	$13,462		$12,380

[1]	Amount is less than $0.00005 per share.

[2]	Amount is greater than $(0.00005) per share.

[3]	Dividends are determined in accordance with federal income tax regulations.

[4]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[5]	Aggregate total Investment return.

[6]

Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the three years ended December 2010, which include gross expenses.

[7]	Annualized.

[8]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.18%.

[9]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.25%.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2013	15

Financial Highlights	BlackRock Cash Funds: Institutional

	Aon Captives
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,
			2012		2011		2010	2009	2008

Per Share Operating Performance
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00	$1.00	$1.00

Net investment income	0.0003		0.0012		0.0008		0.0012	0.0033	0.0300
Dividends from net investment income[1]	(0.0003)		(0.0012)		(0.0008)		(0.0012)	(0.0033)	(0.0300)

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00	$1.00	$1.00

Total Investment Return[2]
Based on net asset value	0.03%	[3]	0.12%		0.08%		0.12%	0.33%	2.74%

Ratios to Average Net Assets[4]
Total expenses	0.22%	[5,6]	0.22%	[5]	0.22%	[5]	0.25%	0.25%	0.26%

Total expenses after fees waived	0.22%	[5,6]	0.22%	[5]	0.22%	[5]	0.22%	0.22%	0.23%

Net investment income	0.06%	[5,6]	0.12%	[5]	0.07%	[5]	0.11%	0.35%	2.67%

Supplemental Data
Net assets, end of period (000)	$11,005		$11,003		$9,167		$59,237	$72,949	$97,273

[1]	Dividends are determined in accordance with federal income tax regulations.

[2]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[3]	Aggregate total Investment return.

[4]

Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the three years ended December 31, 2010, which include gross expenses.

[5]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.03%.

[6]	Annualized.

See Notes to Financial Statements.

16	BLACKROCK FUNDS III	JUNE 30, 2013

Financial Highlights (continued)	BlackRock Cash Funds: Institutional

	Capital
	Period January 1, 2010 to December 1, 2010[1]		Year Ended December 31, 2009	Period February 28, 2008[2] to December 31, 2008

Per Share Operating Performance
Net asset value, beginning of period	$1.00		$1.00	$1.00

Net investment income	0.0018		0.0041	0.0200
Dividends from net investment income[3]	(0.0018)		(0.0041)	(0.0200)

Net asset value, end of period	$1.00		$1.00	$1.00

Total Investment Return[4]
Based on net asset value	0.18%	[5]	0.41%	2.14%	[5]

Ratios to Average Net Assets[6]
Total expenses	0.17%	[7,8]	0.17%	0.19%	[7]

Total expenses after fees waived	0.14%	[7,8]	0.14%	0.14%	[7]

Net investment income	0.18%	[7,8]	0.33%	2.57%	[7]

Supplemental Data
Net assets, end of period (000)	—	[1]	$277,382	$101

[1]

There were no Capital Shares outstanding from December 2, 2010 through December 31, 2010 and during the fiscal years ended December 31, 2011 and December 31, 2012 and during the six-month period ended June 30, 2013.

[2]	Commencement of operations.

[3]	Dividends are determined in accordance with federal income tax regulations.

[4]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Includes the Fund’s share of the Master Portfolio’s allocated gross expenses and/or net investment income.

[7]	Annualized.

[8]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.03%.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2013	17

Financial Highlights (continued)	BlackRock Cash Funds: Institutional

	Institutional
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,
			2012		2011	2010	2009	2008

Per Share Operating Performance
Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00

Net investment income	0.0008		0.0022		0.0018	0.0022	0.0043	0.0300
Dividends from net investment income[1]	(0.0008)		(0.0022)		(0.0018)	(0.0022)	(0.0043)	(0.0300)

Net asset value, end of period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00

Total Investment Return[2]
Based on net asset value	0.08%	[3]	0.22%		0.18%	0.22%	0.43%	2.85%

Ratios to Average Net Assets[4]
Total expenses	0.12%	[5,6]	0.12%	[5]	0.12%	0.15%	0.15%	0.15%

Total expenses after fees waived	0.12%	[5,6]	0.12%	[5]	0.12%	0.12%	0.12%	0.12%

Net investment income	0.15%	[5,6]	0.22%	[5]	0.17%	0.22%	0.78%	2.65%

Supplemental Data
Net assets, end of period (000)	$3,495,976		$1,211,912		$1,089,872	$1,076,268	$973,221	$20,223,437

[1]	Dividends are determined in accordance with federal income tax regulations.

[2]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]

Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the three years ended December 31, 2010, which include gross expenses.

[5]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.03%.

[6]	Annualized.

See Notes to Financial Statements.

18	BLACKROCK FUNDS III	JUNE 30, 2013

Financial Highlights (continued)	BlackRock Cash Funds: Institutional

	Premium
	Period October 12, 2012 to October 17, 2012[1]		Period January 1, 2010 to November 11, 2010[2]		Year Ended December 31,
					2009	2008	2007

Per Share Operating Performance
Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00	$1.00

Net investment income	0.0000	[4]	0.0003		0.0038	0.0300	0.0500
Dividends from net investment income[3]	(0.0000)[5]		(0.0003)		(0.0038)	(0.0300)	(0.0500)

Net asset value, end of period	$1.00		$1.00		$1.00	$1.00	$1.00

Total Investment Return[6]
Based on net asset value	0.00%	[7]	0.03%	[7]	0.38%	2.80%	5.31%

Ratios to Average Net Assets[8]
Total expenses	0.17%	[9,10]	0.20%	[9,10]	0.20%	0.21%	0.21%

Total expenses after fees waived	0.17%	[9,10]	0.17%	[9,10]	0.17%	0.18%	0.16%

Net investment income	0.19%	[9,10]	0.10%	[9,10]	0.48%	2.79%	5.21%

Supplemental Data
Net assets, end of period (000)	—	[1]	—	[2]	$97,513	$1,021,216	$746,582

[1]

There were no Premium Shares outstanding during the fiscal year ended December 31, 2012 and during the six month period ended June 30, 2013, except for the period from October 12, 2012 through October 17, 2012.

[2]	There were no Premium Shares outstanding from November 12, 2010 through December 31, 2010 and during the fiscal year ended December 31, 2011.

[3]	Dividends are determined in accordance with federal income tax regulations.

[4]	Amount is less than $0.00005 per share.

[5]	Amount is greater than $(0.00005) per share.

[6]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[7]	Aggregate total investment return.

[8]

Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended November 11, 2010 and the three years ended December 31, 2009, which include gross expenses.

[9]	Annualized.

[10]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.03%.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2013	19

Financial Highlights (continued)	BlackRock Cash Funds: Institutional

	Select
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,
			2012		2011		2010	2009	2008

Per Share Operating Performance
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00	$1.00	$1.00

Net investment income	0.0004		0.0014		0.0010		0.0014	0.0035	0.0300
Dividends from net investment income[1]	(0.0004)		(0.0014)		(0.0010)		(0.0014)	(0.0035)	(0.0300)

Net asset value, end period	$1.00		$1.00		$1.00		$1.00	$1.00	$1.00

Total Investment Return[2]
Based on net asset value	0.04%	[3]	0.14%		0.10%		0.14%	0.35%	2.76%

Ratios to Average Net Assets[4]
Total expenses	0.22%	[5,6]	0.22%	[5]	0.22%	[5]	0.25%	0.23%	0.28%

Total expenses after fees waived	0.20%	[5,6]	0.20%	[5]	0.20%	[5]	0.20%	0.20%	0.23%

Net investment income	0.09%	[5,6]	0.14%	[5]	0.09%	[5]	0.13%	0.57%	2.05%

Supplemental Data
Net assets, end of period (000)	$4,247		$11,459		$44,788		$29,944	$23,204	$10,014

[1]	Dividends are determined in accordance with federal income tax regulations.

[2]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]

Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the three years ended December 31, 2010, which include gross expenses.

[5]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.03%.

[6]	Annualized.

See Notes to Financial Statements.

20	BLACKROCK FUNDS III	JUNE 30, 2013

Financial Highlights (continued)	BlackRock Cash Funds: Institutional

	SL Agency
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,					Period February 4, 2009[1] to December 31, 2009
			2012		2011		2010

Per Share Operating Performance
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00	$1.00

Net investment income	0.0010		0.0025		0.0021		0.0025	0.0035
Dividends from net investment income[2]	(0.0010)		(0.0025)		(0.0021)		(0.0025)	(0.0035)

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00	$1.00

Total Investment Return[3]
Based on net asset value	0.10%	[4]	0.25%		0.21%		0.25%	0.36%	[4]

Ratios to Average Net Assets[5]
Total expenses	0.09%	[6,7]	0.09%	[6]	0.09%	[6]	0.12%	0.12%	[7]

Total expenses after fees waived and paid indirectly	0.09%	[6,7]	0.09%	[6]	0.09%	[6]	0.09%	0.09%	[7]

Net investment income	0.19%	[6,7]	0.25%	[6]	0.20%	[6]	0.24%	0.38%	[7]

Supplemental Data
Net assets, end of period (000)	$32,910,465		$33,350,562		$26,815,279		$17,938,932	$18,832,492

[1]	Commencement of operations.

[2]	Dividends are determined in accordance with federal income tax regulations.

[3]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]

Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the fiscal year ended December 31, 2010 and the period ended December 31, 2009, which include gross expenses.

[6]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.03%.

[7]	Annualized.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2013	21

Financial Highlights (concluded)	BlackRock Cash Funds: Institutional

	Trust
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,
			2012		2011		2010	2009	2008

Per Share Operating Performance
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00	$1.00	$1.00

Net investment income	0.0000	[1]	0.0000	[1]	0.0001		0.0001	0.0018	0.0200
Dividends from net investment income	(0.0000)[3]		(0.0000)[2,3]		(0.0001)[2]		(0.0001)[2]	(0.0018)[2]	(0.0200)[2]

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00	$1.00	$1.00

Total Investment Return[4]
Based on net asset value	0.00%	[5]	0.00%		0.01%		0.01%	0.18%	2.51%

Ratios to Average Net Assets[6]
Total expenses	0.45%	[7,8]	0.45%	[7]	0.45%	[7]	0.48%	0.48%	0.49%

Total expenses after fees waived	0.29%	[7,8]	0.34%	[7]	0.29%	[7]	0.31%	0.40%	0.46%

Net investment income	0.00%	[7,8]	0.00%	[7]	0.00%	[7]	0.01%	0.22%	2.50%

Supplemental Data
Net assets, end of period (000)	$556		$8,215		$10,640		$7,776	$19,713	$76,334

[1]	Amount is less than $0.00005 per share.

[2]	Dividends are determined in accordance with federal income tax regulations.

[3]	Amount is greater than $(0.00005) per share.

[4]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]

Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the three years ended December 31, 2010, which include gross expenses.

[7]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.03%.

[8]	Annualized.

See Notes to Financial Statements.

22	BLACKROCK FUNDS III	JUNE 30, 2013

Financial Highlights	BlackRock Cash Funds: Prime

	Capital
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,						Period February 28, 2008[1] to December 31, 2008
			2012		2011		2010	2009

Per Share Operating Performance
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00	$1.00	$1.00

Net investment income	0.0006		0.0018		0.0014		0.0018	0.0030	0.0200
Dividends from net investment income[2]	(0.0006)		(0.0018)		(0.0014)		(0.0018)	(0.0030)	(0.0020)

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00	$1.00	$1.00

Total Investment Return[3]
Based on net asset value	0.06%	[4]	0.18%		0.14%		0.18%	0.30%	2.13%	[4]

Ratios to Average Net Assets[5]
Total expenses	0.14%	[6]	0.14%	[7]	0.14%	[7]	0.17%	0.19%	0.21%	[6]

Total expenses after fees waived	0.14%	[6]	0.14%	[7]	0.14%	[7]	0.14%	0.16%	0.15%	[6]

Net investment income	0.12%	[6]	0.18%	[7]	0.15%	[7]	0.17%	0.27%	2.23%	[6]

Supplemental Data
Net assets, end of period (000)	$1,194,333		$1,394,794		$456,657		$517,988	$673,375	$226,487

[1]	Commencement of operations.

[2]	Dividends are determined in accordance with federal income tax regulations.

[3]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]

Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the two years ended December 31, 2010 and the period ended December 31, 2008, which include gross expenses.

[6]	Annualized

[7]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.03%.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2013	23

Financial Highlights (continued)	BlackRock Cash Funds: Prime

	Institutional
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,
			2012		2011		2010	2009	2008

Per Share Operating Performance
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00	$1.00	$1.00

Net investment income	0.0007		0.0020		0.0016		0.0020	0.0032	0.0300
Dividends from net investment income[1]	(0.0007)		(0.0020)		(0.0016)		(0.0020)	(0.0032)	(0.0300)

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00	$1.00	$1.00

Total Investment Return[2]
Based on net asset value	0.07%	[3]	0.20%		0.16%		0.20%	0.32%	2.83%

Ratios to Average Net Assets[4]
Total expenses	0.12%	[5,6]	0.12%	[6]	0.12%	[6]	0.15%	0.17%	0.15%

Total expenses after fees waived	0.12%	[5,6]	0.12%	[6]	0.12%	[6]	0.12%	0.14%	0.11%

Net investment income	0.14%	[5,6]	0.20%	[6]	0.16%	[6]	0.20%	0.39%	2.80%

Supplemental Data
Net assets, end of period (000)	$3,843,652		$3,236,082		$2,282,923		$3,570,577	$3,014,591	$10,812,890

[1]	Dividends are determined in accordance with federal income tax regulations.

[2]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]

Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the three years ended December 31, 2010, which include gross expenses.

[5]	Annualized.

[6]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.03%.

See Notes to Financial Statements.

24	BLACKROCK FUNDS III	JUNE 30, 2013

Financial Highlights (continued)	BlackRock Cash Funds: Prime

	Premium
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,
			2012		2011		2010	2009	2008

Per Share Operating Performance
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00	$1.00	$1.00

Net investment income	0.0005		0.0015		0.0011		0.0015	0.0027	0.0270
Dividends from net investment income[1]	(0.0005)		(0.0015)		(0.0011)		(0.0015)	(0.0027)	(0.0270)

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00	$1.00	$1.00

Total Investment Return[2]
Based on net asset value	0.05%	[3]	0.15%		0.11%		0.15%	0.27%	2.78%

Ratios to Average Net Assets[4]
Total expenses	0.17%	[5,6]	0.17%	[6]	0.17%	[6]	0.20%	0.23%	0.21%

Total expenses after fees waived	0.17%	[5,6]	0.17%	[6]	0.17%	[6]	0.17%	0.20%	0.17%

Net investment income	0.10%	[5,6]	0.16%	[6]	0.11%	[6]	0.14%	0.34%	2.60%

Supplemental Data
Net assets, end of period (000)	$2,635,845		$3,481,506		$1,460,178		$1,232,743	$1,817,088	$4,304,633

[1]	Dividends are determined in accordance with federal income tax regulations.

[2]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]

Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the three years ended December 31, 2010, which include gross expenses.

[5]	Annualized.

[6]	Includes the Fund’s share of the Series’ allocated fees waived of 0.03%.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2013	25

Financial Highlights (continued)	BlackRock Cash Funds: Prime

	Select
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,
			2012		2011		2010	2009	2008

Per Share Operating Performance
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00	$1.00	$1.00

Net investment income	0.0003		0.0012		0.0008		0.0012	0.0024	0.0280
Dividends from net investment income[1]	(0.0003)		(0.0012)		(0.0008)		(0.0012)	(0.0024)	(0.0280)

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00	$1.00	$1.00

Total Investment Return[2]
Based on net asset value	0.03%	[3]	0.12%		0.09%		0.12%	0.24%	2.75%

Ratios to Average Net Assets[4]
Total expenses	0.22%	[5,6]	0.22%	[6]	0.22%	[6]	0.25%	0.27%	0.25%

Total expenses after fees waived	0.20%	[5,6]	0.20%	[6]	0.20%	[6]	0.20%	0.22%	0.18%

Net investment income	0.08%	[5,6]	0.12%	[6]	0.08%	[6]	0.12%	0.24%	2.95%

Supplemental Data
Net assets, end of period (000)	$1,678		$10,454		$69,779		$80,614	$73,810	$143,150

[1]	Dividends are determined in accordance with federal income tax regulations.

[2]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]

Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the three years ended December 31, 2010, which include gross expenses.

[5]	Annualized.

[6]	Includes the Fund’s share of the Series’ allocated fees waived of 0.03%.

See Notes to Financial Statements.

26	BLACKROCK FUNDS III	JUNE 30, 2013

Financial Highlights (continued)	BlackRock Cash Funds: Prime

	SL Agency
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,					Period February 4, 2009[1] to December 31, 2009
			2012		2011		2010

Per Share Operating Performance
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00	$1.00

Net investment income	0.0009		0.0023		0.0019		0.0023	0.0028
Dividends from net investment income[2]	(0.0009)		(0.0023)		(0.0019)		(0.0023)	(0.0028)

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00	$1.00

Total Investment Return[3]
Based on net asset value	0.09%	[4]	0.23%		0.19%		0.23%	0.28%	[4]

Ratios to Average Net Assets[5]
Total expenses	0.09%	[6,7]	0.09%	[7]	0.09%	[7]	0.12%	0.14%	[6]

Total expenses after fees waived	0.09%	[6,7]	0.09%	[7]	0.09%	[7]	0.09%	0.11%	[6]

Net investment income	0.17%	[6,7]	0.23%	[7]	0.19%	[7]	0.22%	0.31%	[6]

Supplemental Data
Net assets, end of period (000)	$4,521,195		$5,877,464		$4,830,517		$3,696,051	$58,600,881

[1]	Commencement of operations.

[2]	Dividends are determined in accordance with federal income tax regulations.

[3]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]

Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the year ended December 31, 2010 and the period ended December 31, 2009, which include gross expenses.

[6]	Annualized

[7]	Includes the Fund’s share of the Master’s Portfolio allocated fees waived of 0.03%.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2013	27

Financial Highlights (concluded)	BlackRock Cash Funds: Prime

	Trust
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,
			2012		2011		2010	2009	2008

Per Share Operating Performance
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00	$1.00	$1.00

Net investment income	0.0000	[1]	0.0000	[1]	0.0000	[1]	0.0001	0.0011	0.0200
Dividends from net investment income[2]	(0.0000)[3]		(0.0000)[3]		(0.0000)[3]		(0.0001)	(0.0011)	(0.0200)

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00	$1.00	$1.00

Total Investment Return[4]
Based on net asset value	0.00%	[5]	0.00%		0.00%		0.01%	0.11%	2.49%

Ratios to Average Net Assets[6]
Total expenses	0.45%	[7,8]	0.45%	[8]	0.45%	[8]	0.48%	0.51%	0.52%

Total expenses after fees waived	0.27%	[7,8]	0.32%	[8]	0.28%	[8]	0.29%	0.36%	0.48%

Net investment income	0.00%	[7,8]	0.00%	[8]	0.01%	[8]	0.01%	0.09%	1.34%

Supplemental Data
Net assets, end of period (000)	$8,996		$21,702		$29,657		$37,044	$96,349	$3,370

[1]	Amount is less than $0.00005 per share.

[2]	Dividends are determined in accordance with federal income tax regulations.

[3]	Amount is greater than $(0.00005) per share.

[4]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]

Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the three years ended December 31, 2010, which include gross expenses.

[7]	Annualized.

[8]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.03%

See Notes to Financial Statements.

28	BLACKROCK FUNDS III	JUNE 30, 2013

Financial Highlights	BlackRock Cash Funds: Treasury

	Capital
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,						Period February 28, 2008[1] to December 31, 2008
			2012		2011		2010	2009

Per Share Operating Performance
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00	$1.00	$1.00

Net investment income	0.0000	[2]	0.0002		0.0004		0.0007	0.0008	0.0100
Dividends from net investment income[3]	(0.0000)[4]		(0.0002)		(0.0004)		(0.0007)	(0.0008)	(0.0100)

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00	$1.00	$1.00

Total Investment Return[5]
Based on net asset value	0.00%	[6]	0.02%		0.04%		0.07%	0.08%	1.12%	[6]

Ratios to Average Net Assets[7]
Total expenses	0.14%	[8,9]	0.14%	[9]	0.14%	[10]	0.17%	0.17%	0.19%	[8]

Total expenses after fees waived	0.12%	[8,9]	0.13%	[9]	0.10%	[10]	0.12%	0.08%	0.05%	[8]

Net investment income	0.00%	[8,9]	0.02%	[9]	0.01%	[10]	0.06%	0.07%	0.37%	[8]

Supplemental Data
Net assets, end of period (000)	$666		$273,121		$18,370		$139,657	$32,419	$44,698

[1]	Commencement of operations.

[2]	Amount is less than $0.00005 per share.

[3]	Dividends are determined in accordance with federal income tax regulations.

[4]	Amount is greater than $(0.00005) per share.

[5]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.

[7]

Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the two years ended December 31, 2010 and the period ended December 31, 2008, which include gross expenses.

[8]	Annualized.

[9]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.03%.

[10]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.04%.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2013	29

Financial Highlights (continued)	BlackRock Cash Funds: Treasury

	Institutional
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,
			2012		2011		2010	2009	2008

Per Share Operating Performance
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00	$1.00	$1.00

Net investment income	0.0000	[1]	0.0002		0.0004		0.0009	0.0008	0.0200
Dividends from net investment income[2]	(0.0000)[3]		(0.0002)		(0.0004)		(0.0009)	(0.0008)	(0.0200)

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00	$1.00	$1.00

Total Investment Return[4]
Based on net asset value	0.00%	[5]	0.02%		0.04%		0.09%	0.08%	1.61%

Ratios to Average Net Assets[6]
Total expenses	0.12%	[7,8]	0.12%	[8]	0.12%	[9]	0.16%	0.12%	0.15%

Total expenses after fees waived	0.12%	[7,8]	0.11%	[8]	0.11%	[9]	0.11%	0.04%	0.04%

Net investment income	0.01%	[7,8]	0.02%	[8]	0.03%	[9]	0.08%	0.09%	0.39%

Supplemental Data
Net assets, end of period (000)	$4		$4		$8,941		$124,791	$30,011	$1,305,944

[1]	Amount is less than $0.00005 per share.

[2]	Dividends are determined in accordance with federal income tax regulations.

[3]	Amount is greater than $(0.00005) per share.

[4]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]

Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the three years ended December 31, 2010, which include gross expenses.

[7]	Annualized.

[8]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.03%.

[9]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.04%.

See Notes to Financial Statements.

30	BLACKROCK FUNDS III	JUNE 30, 2013

Financial Highlights (continued)	BlackRock Cash Funds: Treasury

	Premium
	Period December 20, 2012[1]		Period January 1, 2010 to July 26, 2010[2]		Year Ended December 31,
					2009	2008

Per Share Operating Performance
Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00

Net investment income	0.0000	[4]	0.0003		0.0007	0.0200
Dividends from net investment income[3]	(0.0000)[5]		(0.0003)		(0.0007)	(0.0200)

Net asset value, end of period	$1.00		$1.00		$1.00	$1.00

Total Investment Return[6]
Based on net asset value	0.00%	[7]	0.03%	[7]	0.08%	1.57%

Ratios to Average Net Assets[8]
Total expenses	0.00%	[9,10]	0.20%	[9,10]	0.19%	0.20%

Total expenses after fees waived	0.00%	[9,10]	0.11%	[9,10]	0.08%	0.07%

Net investment income	0.00%	[9,10]	0.05%	[9,10]	0.09%	1.17%

Supplemental Data
Net assets, end of period (000)	—	[1]	—	[2]	$2,542	$65,095

[1]	There were no Premium Shares outstanding during the fiscal year ended December 31, 2012 and during the six month period ended June 30, 2013, except for December 20, 2012.

[2]	There were no Premium Shares outstanding from July 27, 2010 through December 31, 2010 and during the fiscal year ended December 31, 2011.

[3]	Dividends are determined in accordance with federal income tax regulations.

[4]	Amount is less than $0.00005 per share.

[5]	Amount is greater than $(0.00005) per share.

[6]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[7]	Aggregate total investment return.

[8]

Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended July 26, 2010 and the two years ended December 31, 2009, which includes gross expenses.

[9]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.03%.

[10]	Annualized.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2013	31

Financial Highlights (continued)	BlackRock Cash Funds: Treasury

	Select
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,
			2012		2011		2010	2009	2008

Per Share Operating Performance
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00	$1.00	$1.00

Net investment income	0.0000	[1]	0.0000	[1]	0.0003		0.0003	0.0007	0.0200
Dividends from net investment income[2]	(0.0000)[3]		(0.0000)[3]		(0.0003)		(0.0003)	(0.0007)	(0.0200)

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00	$1.00	$1.00

Total Investment Return[4]
Based on net asset value	0.00%	[5]	0.00%		0.03%		0.03%	0.08%	1.55%

Ratios to Average Net Assets[6]
Total expenses	0.22%	[7,8]	0.22%	[8]	0.21%	[9]	0.25%	0.25%	0.25%

Total expenses after fees waived	0.11%	[7,8]	0.15%	[8]	0.08%	[9]	0.12%	0.08%	0.09%

Net investment income	0.00%	[7,8]	0.00%	[8]	0.00%	[9]	0.04%	0.08%	0.92%

Supplemental Data
Net assets, end of period (000)	$10,226		$10,543		$13,119		$288	$4,815	$24,340

[1]	Amount is less than $0.00005 per share.

[2]	Dividends are determined in accordance with federal income tax regulations.

[3]	Amount is greater than $(0.00005) per share.

[4]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]

Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the three years ended December 31, 2010, which include gross expenses.

[7]	Annualized.

[8]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.03%.

[9]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.04%.

See Notes to Financial Statements.

32	BLACKROCK FUNDS III	JUNE 30, 2013

Financial Highlights (continued)	BlackRock Cash Funds: Treasury

	SL Agency
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,					Period February 4, 2009[1] to December 31, 2009
			2012		2011		2010

Per Share Operating Performance
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00	$1.00

Net investment income	0.0000	[2]	0.0006		0.0005		0.0011	0.0008
Dividends from net investment income[3]	(0.0000)[4]		(0.0006)		(0.0005)		(0.0011)	(0.0008)

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00	$1.00

Total Investment Return[5]
Based on net asset value	0.01%	[6]	0.06%		0.05%		0.12%	0.09%	[6]

Ratios to Average Net Assets[7]
Total expenses	0.09%	[8,9]	0.09%	[9]	0.09%	[10]	0.13%	0.12%	[8]

Total expenses after fees waived	0.08%	[8,9]	0.09%	[9]	0.08%	[10]	0.08%	0.07%	[8]

Net investment income	0.03%	[8,9]	0.06%	[9]	0.03%	[10]	0.11%	0.08%	[8]

Supplemental Data
Net assets, end of period (000)	$2,216,408		$1,525,904		$682,865		$1,457,943	$4,009,074

[1]	Commencement of operations.

[2]	Amount is less than $0.00005 per share.

[3]	Dividends are determined in accordance with federal income tax regulations.

[4]	Amount is greater than $(0.00005) per share.

[5]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.

[7]

Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the year ended December 31, 2010 and the period ended December 31, 2009, which include gross expenses.

[8]	Annualized.

[9]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.03%.

[10]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.04%.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2013	33

Financial Highlights (concluded)	BlackRock Cash Funds: Treasury

	Trust
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,
			2012		2011		2010	2009	2008

Per Share Operating Performance
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00	$1.00	$1.00

Net investment income	0.0000	[1]	0.0000	[1]	0.0003		0.0002	0.0007	0.0100
Dividends from net investment income[2]	(0.0000)[3]		(0.0000)[3]		(0.0003)		(0.0002)	(0.0007)	(0.0100)

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00	$1.00	$1.00

Total Investment Return[4]
Based on net asset value	0.00%	[5]	0.00%		0.03%		0.02%	0.08%	1.45%

Ratios to Average Net Assets[6]
Total expenses	0.45%	[7,8]	0.45%	[8]	0.45%	[9]	0.48%	0.47%	0.47%

Total expenses after fees waived	0.11%	[7,8]	0.15%	[8]	0.10%	[9]	0.16%	0.08%	0.01%

Net investment income	0.00%	[7,8]	0.00%	[8]	0.00%	[9]	0.02%	0.08%	0.05%

Supplemental Data
Net assets, end of period (000)	$27,717		$15,407		$23,597		$12,999	$55,618	$94,654

[1]	Amount is less than $0.00005 per share.

[2]	Dividends are determined in accordance with federal income tax regulations.

[3]	Amount is greater than $(0.00005) per share.

[4]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]

Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the three years ended December 31, 2010, which include gross expenses.

[7]	Annualized.

[8]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.03%.

[9]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.04%.

See Notes to Financial Statements.

34	BLACKROCK FUNDS III	JUNE 30, 2013

Notes to Financial Statements (Unaudited)	BlackRock Funds III

1. Organization:

BlackRock Funds III (the “Trust”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust. The financial statements and these accompanying notes relate to four series of the Trust: BlackRock Cash Funds: Government (“Government”), BlackRock Cash Funds: Institutional (“Institutional”), BlackRock Cash Funds: Prime (“Prime”) and BlackRock Cash Funds: Treasury (“Treasury”) (each a “Fund” and together, the “Funds”). The Funds are classified as diversified. Each Fund seeks to achieve its investment objective by investing all of its assets in a corresponding series of Master Investment Portfolio (“MIP”): Government Money Market Master Portfolio, Money Market Master Portfolio, Prime Money Market Master Portfolio and Treasury Money Market Master Portfolio (each a “Master Portfolio” and together, the “Master Portfolios”). Each Master Portfolio has the same or a substantially similar investment objective as its corresponding Fund. The value of each Fund’s investment in its corresponding Master Portfolio reflects that Fund’s proportionate interest in the net assets of that Master Portfolio. The percentage of the Master Portfolio owned by the corresponding Fund at June 30, 2013 was 100% for Government, 98.00% for Institutional, 92.72% for Prime and 65.31% for Treasury. The performance of each Fund is directly affected by the performance of its corresponding Master Portfolio. The financial statements of the Master Portfolios, including the Schedules of Investments, are included elsewhere in this report and should be read in conjunction with the Funds’ financial statements. The Funds offer multiple classes of shares although certain share classes may not be outstanding at report date. Each Fund offers the following classes of shares: Institutional Shares, Select Shares, SL Agency Shares and Trust Shares. Institutional, Prime and Treasury also offer Capital Shares and Premium Shares and Institutional also offers Aon Captives Shares. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions and differ principally with respect to administration fees to which the classes are subject. The Aon Captives Shares also bear certain expenses related to the distribution of such shares. The Aon Captives Shares have exclusive voting rights with respect to matters relating to their distribution expenditures.

2. Significant Accounting Policies:

The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Trust:

Valuation: US GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each Fund’s policy is to fair value its financial instruments at market value. Each Fund records its investment in its corresponding Master Portfolio at fair value based on the Fund’s proportionate interest in the net assets of the respective Master Portfolio. Valuation of securities held by the Master Portfolios is discussed in Note 1 of the Master Portfolios’ Notes to Financial Statements, which are included elsewhere in this report.

Investment Transactions and Investment Income: For financial reporting purposes, contributions to and withdrawals from the Master Portfolios are accounted for on a trade date basis. Each Fund records daily its proportionate share of its Master Portfolio’s income, expenses and realized gains and losses. In addition, each Fund accrues its own expenses. Income, expenses and realized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains, if any, are recorded on the ex-dividend dates. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Funds file US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Funds’ US federal tax returns remains open for each of the four years ended December 31, 2012. The statutes of limitations on the Funds’ state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to a Fund and other shared expenses pro rated to a Fund are allocated daily to each class of that Fund based on its relative net assets or other appropriate methods.

3. Administration Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Trust entered into Administration Agreement with BlackRock Advisors, LLC (“BAL”), which has agreed to provide general administration services (other than investment advice and related portfolio activities). BAL, in consideration thereof, has agreed to bear all of the Funds’ ordinary operating expenses, excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses

BLACKROCK FUNDS III	JUNE 30, 2013	35

Notes to Financial Statements (continued)	BlackRock Funds III

which are borne by the Funds. BAL is entitled to receive for these administration services an annual fee based on the average daily net assets of each class of each Fund as follows:

	Government	Institutional	Prime	Treasury
Aon Captives	N/A	0.05%	N/A	N/A
Capital	N/A	0.07%[1]	0.07%	0.07%
Institutional	0.05%[1]	0.05%	0.05%	0.05%
Premium	N/A	0.10%[1]	0.10%	0.10%[1]
Select	0.15%	0.15%	0.15%	0.15%
SL Agency	0.02%[1]	0.02%	0.02%	0.02%
Trust	0.38%	0.38%	0.38%	0.38%

[1]	There were no shares outstanding as of June 30, 2013.

For the six months ended June 30, 2013, the administration fees, which are included in administration — class specific in the Statements of Operations, for each class of each Fund are as follows:

	Government	Institutional	Prime	Treasury
Aon Captives	N/A	$2,728	N/A	N/A
Capital	N/A	N/A	$375,884	$72,957
Institutional	—	$754,105	$1,065,654	$258
Premium	N/A	—	$1,414,743	—
Select	$8,924	$2,025	$4,888	$7,911
SL Agency	$3,326	$3,579,006	$466,278	$137,234
Trust	$4,045	$2,867	$19,912	$48,642

From time to time, BAL may waive such fees in whole or in part. Any such waiver will reduce the expenses of the Fund and, accordingly, have a favorable impact on its performance. BAL may delegate certain of its administration duties to sub-administrators.

BAL contractually agreed to waive a portion of its administration fees for the Select Shares through April 30, 2014. After giving effect to such contractual waiver, the administration fees for the Select Shares will be 0.13%. These amounts are included in fees waived by administrator — class specific in the Statements of Operations.

The fees and expenses of the Trusts’ trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and the Trust’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Funds. BAL has contractually agreed to provide an offsetting credit against the administration fees paid by the Funds in an amount equal to the independent expenses through April 30, 2014. These amounts are included in fees reimbursed by administrator in the Statements of Operations.

BAL has voluntarily agreed to waive administration fees to enable each Fund to maintain minimum levels of daily net investment income. These amounts are included in fees waived by administrator — class specific in the Statements of Operations. BAL may discontinue the waiver at any time.

For the six months ended June 30, 2013, BAL waived administration fees for the Funds as follows:

	Government	Institutional	Prime	Treasury
Aon Captives	N/A	—	N/A	N/A
Capital	N/A	—	$27	$24,321
Institutional	—	$13	$105	$15
Premium	N/A	—	$67	—
Select	$6,097	$270	$652	$5,615
SL Agency	$3,070	$287	$101	$32,214
Trust	$3,633	$1,174	$9,499	$43,385

As of June 30, 2013, the only eligible investors for the SL Agency Shares of the Funds are investment companies for which (i) BlackRock Fund Advisors (“BFA”), the investment advisor to the Master Portfolios, BAL, or an affiliate provides investment advisory or administration services, or (ii) BlackRock Institutional Trust Company, N.A. (“BTC”) acts as securities lending agent and which have directed BTC on their behalf to invest securities lending cash collateral in the Funds. Affiliated shareholders in the SL Agency Shares of the Funds represent a significant portion of the outstanding shares and net assets of Institutional, Prime and Treasury.

The Trust, on behalf of the Funds, entered into a Distribution Agreement with BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, and has adopted a Distribution Plan in accordance with Rule 12b-1 with respect to the Aon Captives Shares. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, Institutional pays BRIL ongoing distribution fees with respect to Aon Captives Shares. The fees are accrued daily and paid monthly at an annual rate of 0.10% based upon the average daily net assets of the Aon Captives Shares. The Capital Shares, Institutional Shares, Premium Shares, Select Shares, SL Agency Shares and Trust Shares of Institutional do not pay any fees for distribution services. The fees paid to BRIL by Institutional are shown as Distribution — Aon Captives in the Statements of Operations.

Certain officers and/or trustees of the trust are officers and/or directors of BlackRock or its affiliates.

4. Capital Share Transactions:

The number of shares sold, reinvested and redeemed corresponds to the net proceeds from the sale of shares, reinvestment of dividends and distributions and cost of shares redeemed, respectively, since shares are sold and redeemed at $1.00 per share.

Transactions in capital shares for each class were as follows:

Government	Six Months Ended June 30, 2013	Year Ended December 31, 2012
Select
Shares sold	26,411,997	47,947,695
Shares issued in reinvestment of dividends	14	495
Shares redeemed	(36,874,338)	(40,266,660)

Net increase (decrease)	(10,462,327)	7,681,530

36	BLACKROCK FUNDS III	JUNE 30, 2013

Notes to Financial Statements (continued)	BlackRock Funds III

Government (concluded)	Six Months Ended June 30, 2013	Year Ended December 31, 2012
SL Agency
Shares sold	466,900,000	—
Shares issued in reinvestment of dividends	75	—
Shares redeemed	(466,900,075)	—

Net increase	—	—

Trust
Shares sold	3,574,124	6,237,056
Shares issued in reinvestment of dividends	—	13
Shares redeemed	(2,734,831)	(6,661,860)

Net increase (decrease)	839,293	(424,791)

Total Net Decrease	(9,623,034)	(7,256,739)

Institutional
Aon Captives
Shares sold	2,433	5,005,789
Shares issued in reinvestment of dividends	373	2,097
Shares redeemed	—	(3,172,508)

Net increase	2,806	1,835,378

Premium
Shares sold	—	100,000,000
Shares issued in reinvestment of dividends	—	3,144
Shares redeemed	—	(100,003,144)

Net increase	—	—

Institutional
Shares sold	11,989,442,739	12,489,140,833
Shares issued in reinvestment of dividends	1,829,379	1,782,703
Shares redeemed	(9,707,409,870)	(12,368,911,496)

Net increase	2,283,862,248	122,012,040

Select
Shares sold	7,355,705	122,130,664
Shares issued in reinvestment of dividends	1,227	33,546
Shares redeemed	(14,569,070)	(155,494,068)

Net decrease	(7,212,138)	(33,329,858)

SL Agency
Shares sold	47,457,746,214	81,965,578,895
Shares issued in reinvestment of dividends	58	9,232
Shares redeemed	(47,900,522,305)	(75,431,362,130)

Net increase (decrease)	(442,776,033)	6,534,225,997

Trust
Shares sold	722,639	13,152,188
Shares issued in reinvestment of dividends	—	480
Shares redeemed	(8,382,080)	(15,578,466)

Net decrease	(7,659,441)	(2,425,798)

Total Net Increase	1,826,217,442	6,622,317,759

Prime	Six Months Ended June 30, 2013	Year Ended December 31, 2012
Capital
Shares sold	13,127,351,348	19,623,999,355
Shares issued in reinvestment of dividends	469,875	802,827
Shares redeemed	(13,328,418,553)	(18,686,770,627)

Net increase (decrease)	(200,597,330)	938,031,555

Institutional
Shares sold	19,644,849,503	26,679,153,266
Shares issued in reinvestment of dividends	1,011,212	2,281,837
Shares redeemed	(19,038,883,337)	(25,728,716,808)

Net increase	606,977,378	952,718,295

Premium
Shares sold	12,662,944,343	26,157,658,266
Shares issued in reinvestment of dividends	404,546	1,262,545
Shares redeemed	(13,509,112,107)	(24,137,961,703)

Net increase (decrease)	(845,763,218)	2,020,959,108

Select
Shares sold	178,179,427	459,791,154
Shares issued in reinvestment of dividends	2,317	43,389
Shares redeemed	(186,957,822)	(519,184,128)

Net decrease	(8,776,078)	(59,349,585)

SL Agency
Shares sold	2,869,121,175	6,080,507,863
Shares redeemed	(4,225,947,441)	(5,034,229,500)

Net increase (decrease)	(1,356,826,266)	1,046,278,363

Trust
Shares sold	6,309,643	39,817,031
Shares redeemed	(19,017,526)	(47,776,512)

Net decrease	(12,707,883)	(7,959,481)

Total Net Increase (Decrease)	(1,817,693,397)	4,890,678,255

Treasury
Capital
Shares sold	368,512,792	398,815,698
Shares issued in reinvestment of dividends	1,996	10,682
Shares redeemed	(640,973,908)	(144,076,039)

Net increase (decrease)	(272,459,120)	254,750,341

Institutional
Shares sold	15,000,000	—
Shares issued in reinvestment of dividends	72	1,486
Shares redeemed	(15,000,072)	(8,941,292)

Net decrease	—	(8,939,806)

Premium
Shares sold	—	150,000
Shares issued in reinvestment of dividends	—	—
Shares redeemed	—	(150,000)

Net increase	—	—

BLACKROCK FUNDS III	JUNE 30, 2013	37

Notes to Financial Statements (concluded)	BlackRock Funds III

Treasury (continued)	Six Months Ended June 30, 2013	Year Ended December 31, 2012
Select
Shares sold	31,739,334	74,096,608
Shares issued in reinvestment of dividends	—	1,412
Shares redeemed	(32,059,337)	(76,674,347)

Net decrease	(320,003)	(2,576,327)

SL Agency
Shares sold	22,843,754,937	34,307,460,448
Shares issued in reinvestment of dividends	6,494	13,032
Shares redeemed	(22,153,317,495	(33,464,457,731)

Net increase	690,443,936	843,015,749

Trust
Shares sold	28,012,683	31,333,371
Shares issued in reinvestment of dividends	—	2,199
Shares redeemed	(15,704,854)	(39,527,026)

Net increase (decrease)	12,307,829	(8,191,456)

Total Net Increase	429,972,642	1,078,058,501

5. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

38	BLACKROCK FUNDS III	JUNE 30, 2013

Master Portfolio Information as of June 30, 2013	Master Investment Portfolio

Government Money Market Master Portfolio

Portfolio Composition	Percent of Net Assets
Repurchase Agreements	100%

Total	100%

Money Market Master Portfolio

Portfolio Composition	Percent of Net Assets
Certificates of Deposit	42%
Commercial Paper	24
US Treasury Obligations	12
Repurchase Agreements	11
Time Deposits	5
US Government Sponsored Agency Obligations	3
Corporate Notes	2
Other Assets Less Liabilities	1

Total	100%

Prime Money Market Master Portfolio

Portfolio Composition	Percent of Net Assets
Commercial Paper	38%
Certificates of Deposit	28
Repurchase Agreements	10
US Government Sponsored Agency Obligations	9
Time Deposits	6
US Treasury Obligations	6
Corporate Notes	3

Total	100%

Treasury Money Market Master Portfolio

Portfolio Composition	Percent of Net Assets
Repurchase Agreements	50%
US Treasury Obligations	45
Other Assets Less Liabilities	5

Total	100%

BLACKROCK FUNDS III	JUNE 30, 2013	39

Schedule of Investments June 30, 2013 (Unaudited)	Government Money Market Master Portfolio (Percentages shown are based on Net Assets)

Repurchase Agreements	Par (000)	Value
Barclays Capital, Inc., 0.10%, 7/01/13 (Purchased on 06/28/13 to be repurchased at $1,000,008, collateralized by a US Treasury obligation, 0.25%, due 04/15/16, par and fair value of $1,029,500 and $1,020,045, respectively)	$1,000	$1,000,000
Total Value of Barclays Capital, Inc. (collateral value of $1,020,045)		1,000,000
BNP Paribas Securities Corp., 0.10%, 7/01/13 (Purchased on 06/28/13 to be repurchased at $1,000,008, collateralized by a US Treasury obligation, 0.25%, due 04/15/16, par and fair value of $1,029,500 and $1,020,045, respectively)	1,000	1,000,000
Total Value of BNP Paribas Securities Corp. (collateral value of $1,020,045)		1,000,000
Credit Suisse Securities (USA) LLC, 0.10%, 7/01/13 (Purchased on 06/28/13 to be repurchased at $1,000,008, collateralized by a US Treasury obligation, 2.50%, due 3/31/15, par and fair value of $980,000 and $1,023,433, respectively)	1,000	1,000,000
Total Value of Credit Suisse Securities (USA) LLC (collateral value of $1,023,433)		1,000,000
Deutsche Bank Securities, Inc., 0.25%, 7/01/13 (Purchased on 06/28/13 to be repurchased at $1,000,021, collateralized by a US Treasury obligation, 0.25%, due 10/15/15, par and fair value of $1,024,300 and $1,020,014, respectively)	1,000	1,000,000
Total Value of Deutsche Bank Securities, Inc. (collateral value of $1,020,014)		1,000,000
Repurchase Agreements	Par (000)	Value
Goldman Sachs & Co., 0.13%, 7/01/13 (Purchased on 06/28/13 to be repurchased at $1,000,011, collateralized by a US government sponsored agency obligation, 3.50%, due 01/01/41, par and fair value of $1,374,682 and $1,030,000, respectively)	$1,000	$1,000,000
Total Value of Goldman Sachs & Co. (collateral value of $1,030,000)		1,000,000
HSBC Securities (USA), Inc., 0.10%, 7/01/13 (Purchased on 06/28/13 to be repurchased at $1,942,016, collateralized by a US Treasury obligation, 4.25%, due 11/15/40, par and fair value of $1,730,000 and $1,981,268, respectively)	1,942	1,942,000
Total Value of HSBC Securities (USA), Inc. (collateral value of $1,981,268)		1,942,000
Morgan Stanley & Co. LLC, 0.12%, 7/01/13 (Purchased on 06/28/13 to be repurchased at $1,056,011, collateralized by a US Treasury obligation, 2.50%, due 04/30/15, par and fair value of $1,032,200 and $1,077,140, respectively)	1,056	1,056,000
Total Value of Morgan Stanley & Co. LLC (collateral value of $1,077,140)		1,056,000
Total Investments (Cost — $7,998,000*) — 100.2%		7,998,000
Liabilities in Excess of Other Assets — (0.2)%		(15,146)

Net Assets — 100.0%		$7,982,854

Notes to Schedule of Investments

*	Cost for federal income tax purposes.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Master Portfolio has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in the securities. For information about the Master Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the Master Portfolio’s investments categorized in the disclosure hierarchy as of June 30, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Short-Term Securities[1]	—	$7,998,000	—	$7,998,000

[1]	See above Schedule of Investments for values in each security type.

Certain of the Master Portfolio’s assets are held at carrying amount which approximates fair value for financial statement purposes. As of June 30, 2013, cash of $145 is categorized as Level 1 within the disclosure hierarchy.

There were no transfers between levels during the six months ended June 30, 2013.

See Notes to Financial Statements.

40	BLACKROCK FUNDS III	JUNE 30, 2013

Schedule of Investments June 30, 2013 (Unaudited)	Money Market Master Portfolio (Percentages shown are based on Net Assets)

Certificates of Deposit	Par (000)	Value
Euro — 1.1%
National Australia Bank Ltd., London, 0.29% , 10/21/13 (a)	$425,000	$425,000,000
Yankee (b) — 41.0%
Bank of Montreal, Chicago (a):
0.09%, 7/05/13	500,000	500,000,000
0.32%, 11/15/13	310,000	309,993,019
0.34%, 1/10/14	210,000	210,000,000
Bank of Nova Scotia, Houston:
0.32%, 10/16/13 (a)	250,000	249,994,433
0.27%, 12/11/13	200,000	200,000,000
0.33%, 1/02/14 (a)	175,000	175,000,000
Bank of Tokyo-Mitsubishi UFJ Ltd., New York, 0.12%, 7/02/13	750,000	750,000,000
BNP Paribas, New York:
0.41%, 9/05/13 (a)	349,750	349,750,000
0.39%, 10/21/13 (a)	250,000	250,000,000
0.39%, 11/15/13	197,000	197,000,000
Canadian Imperial Bank of Commerce, New York (a):
0.31%, 12/02/13	553,015	553,015,000
0.28%, 2/04/14	250,000	250,000,000
0.28%, 3/03/14	300,000	300,000,000
Credit Industriel Et Commercial, New York, 0.35%, 7/08/13	280,000	280,000,000
Credit Suisse, New York:
0.28%, 9/13/13	250,000	250,000,000
0.29%, 10/10/13	400,000	400,000,000
Deutsche Bank AG, New York:
0.41%, 8/09/13	313,000	313,000,000
0.24%, 8/29/13 (a)	300,000	300,000,000
0.38%, 9/09/13 (a)	370,000	370,000,000
DNB Bank ASA, New York, 0.28%, 7/19/13	139,000	139,000,000
Mitsubishi UFJ Trust and Banking Corp., New York:
0.24%, 7/05/13	50,000	49,999,972
0.26%, 11/06/13	200,000	200,000,000
0.26%, 11/08/13	250,000	250,000,000
Mizuho Corporate Bank, Ltd., 0.24%, 8/19/13	400,000	400,000,000
National Australia Bank Ltd., New York, 0.27%, 8/13/13 (a)	340,000	340,000,000
National Bank of Canada, New York, 0.35%, 7/25/13 (a)	275,000	275,000,000
Natixis, New York, 0.30%, 8/02/13	603,750	603,750,000
Nordea Bank Finland Plc., New York, 0.28%, 7/17/13	114,405	114,404,748
Norinchukin Bank, New York, 0.13%, 7/03/13	620,000	620,000,000
Oversea-Chinese Banking corp. Ltd., New York:
0.26%, 10/10/13	150,000	150,000,000
0.26%, 10/11/13	100,000	100,000,000
Rabobank Nederland, New York:
0.41%, 1/08/14	329,000	329,000,000
0.32%, 3/12/14 (a)	124,500	124,500,000
0.32%, 3/14/14 (a)	510,000	510,000,000
Royal Bank of Canada, New York (a):
0.24%, 1/15/14	150,000	150,000,000
0.27%, 3/27/14	175,000	175,000,000
Skandinaviska Enskilda Banken, New York, 0.29%, 7/01/13	125,000	125,000,000
Societe Generale, New York:
0.32%, 7/02/13	304,000	304,000,000
0.27%, 8/01/13	280,000	280,000,000
0.30%, 9/03/13	480,000	480,000,000
Sumitomo Mitsui Banking Corp., New York:
0.23%, 7/10/13	125,000	125,000,000
0.23%, 8/01/13	300,000	300,000,000
0.23%, 8/16/13	355,000	355,000,000
Certificates of Deposit	Par (000)	Value
Yankee (b) (concluded)
Sumitomo Mitsui Trust Bank Ltd., New York, 0.23%, 7/25/13	$250,000	$250,000,000
Svenska Handelsbanken, New York, 0.29%, 7/24/13	115,000	115,000,367
Toronto-Dominion Bank, New York:
0.30%, 7/22/13	100,000	100,000,000
0.28%, 10/22/13 (a)	560,000	560,000,000
0.24%, 12/20/13 (a)	200,000	200,000,000
0.32%, 4/02/14	190,000	190,000,000
UBS AG, Stamford:
0.33%, 8/14/13	168,000	168,014,333
0.28%, 4/30/14 (a)	358,000	358,000,000
Westpac Banking Corp., New York (a):
0.30%, 4/14/14	277,000	277,000,000
0.29%, 4/28/14	300,000	300,000,000
Total Certificates of Deposit — 42.1%		15,650,421,872

Commercial Paper
Australia & New Zealand Banking Group Ltd.:
0.35%, 1/17/14	200,000	200,000,000
0.30%, 2/25/14	137,000	137,000,000
0.36%, 5/02/14 (a)	300,000	300,000,000
Bedford Row Funding Corp. (c):
0.30%, 3/17/14	17,500	17,462,229
0.30%, 3/19/14	77,000	76,832,525
0.30%, 3/24/14	50,000	49,889,167
Caisse D’ Amortissement De La Dette Sociale, 0.27%, 8/06/13 (c)	165,000	164,955,450
Ciesco LLC, 0.27%, 8/19/13 (c)	100,000	99,963,250
Collateralized Commercial Paper Co. LLC, 0.25%, 9/09/13 (c)	200,000	199,902,778
Commonwealth Bank of Australia:
0.33%, 11/14/13	295,000	294,988,855
0.32%, 11/15/13 (d)	300,000	300,000,000
0.32%,11/27/13	75,000	75,000,000
0.30%,3/28/14	200,000	200,000,000
0.30%,4/04/14	250,000	250,000,000
CPPIB Capital, Inc. (c):
0.30%,1/16/14	185,000	184,693,208
0.30%,1/17/14	180,000	179,700,000
DBS Bank Ltd., 0.27%, 10/02/13 (c)	72,500	72,449,431
DNB Bank ASA (c):
0.29%,7/08/13	175,000	174,990,132
0.27%,8/06/13	200,000	199,946,000
0.27%,9/17/13	272,750	272,588,275
Erste Abwicklungsanstalt (c):
0.39%,7/15/13	25,000	24,996,208
0.52%,7/22/13	130,000	129,960,567
0.26%,8/06/13	50,000	49,987,000
0.25%,10/02/13	100,000	99,935,417
0.25%,10/24/13	100,000	99,921,736
0.26%,12/02/13	100,000	99,890,917
Govco LLC (c):
0.28%,7/09/13	79,600	79,595,047
0.28%,7/15/13	100,000	99,989,111
0.27%,8/01/13	75,000	74,982,562
0.27%,8/02/13	50,000	49,988,000
0.27%,8/07/13	37,000	36,989,732
0.27%,8/19/13	100,000	99,963,250
0.27%,8/21/13	150,000	149,942,625
0.27%,8/28/13	90,000	89,960,850
HSBC Bank Plc:
0.53%,9/18/13	230,000	230,000,000

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2013	41

Schedule of Investments (continued)	Money Market Master Portfolio (Percentages shown are based on Net Assets)

Commercial Paper	Par (000)	Value
HSBC Bank Plc (concluded):
0.33%,5/02/14	$175,000	$175,000,000
0.32%,5/07/14	100,000	100,000,000
0.30%,6/20/14	232,500	232,500,000
Kells Funding LLC:
0.24%,10/08/13	75,000	75,000,000
0.24%,10/15/13	107,500	107,500,000
0.26%, 10/17/13 (c)	50,000	49,961,000
0.24%, 10/22/13 (c)	30,000	29,977,400
0.25%,11/04/13	200,000	200,000,000
0.25%,11/12/13	325,000	325,000,000
0.24%,11/15/13	100,000	100,000,468
0.24%,11/19/13	75,000	75,000,000
0.24%,12/03/13	200,000	200,000,000
0.24%,3/18/14	175,000	175,000,000
Nordea North America, Inc. (c):
0.28%,7/15/13	115,905	115,892,379
0.28%,7/16/13	115,905	115,891,478
0.28%,7/17/13	325,000	324,960,278
Northern Pines Funding LLC (c):
0.32%,9/27/13	200,000	199,843,556
0.34%,11/14/13	250,000	249,678,889
Skandinaviska Enskilda Banken AB (c):
0.25%,8/29/13	150,000	149,938,542
0.19%,10/04/13	5,000	4,997,546
Svenska Handelsbanken AB, 0.28%, 7/23/13 (c)	144,000	143,975,360
Toyota Credit Canada Inc., 0.29%, 1/03/14 (c)	50,000	49,925,083
Toyota Motor Credit Corp. (c):
0.27%, 10/31/13	242,225	242,003,364
0.28%, 12/30/13	130,000	129,815,978
Versailles Commercial Paper LLC, 0.28%, 7/22/13 (c)	9,300	9,298,481
Westpac Banking Corp.:
0.35%, 1/13/14	150,000	150,000,000
0.35%, 1/24/14	330,000	330,000,000
Westpac Securities NZ Ltd., London, 0.35%, 1/30/14	61,500	61,499,579
Total Commercial Paper — 24.2%		8,989,123,703

Corporate Bonds
Commonwealth Bank of Australia, 1.00%, 3/17/14 (a)(d)	218,224	219,361,764
KFW MTN, 0.21%, 2/28/14	90,000	89,969,310
Nordrhein-Westfallen Land of MTN, 0.57%, 10/30/13	80,000	80,080,010
Svenska Handelsbanken AB, 0.28%, 12/13/13 (a)(d)	295,800	295,800,000
Westpac Banking Corp., 0.97%, 9/24/13 (a)(d)	25,000	25,037,682
Total Corporate Bonds — 1.9%		710,248,766

Time Deposits
DNB Bank ASA, 0.04%, 7/01/13	60,000	60,000,000
Natixis, 0.10%, 7/01/13	1,200	1,200,000,000
Skandinaviska Enskilda Banken AB, 0.05%, 7/01/13	35,000	35,000,000
Societe Generale SA, 0.08%, 7/01/13	495,000	495,000,000
Total Time Deposits — 4.8%		1,790,000,000
US Government Sponsored Agency Obligations	Par (000)	Value
Fannie Mae Variable Rate Notes (a):
0.16%, 11/08/13	$170,000	$169,981,649
0.17%, 6/20/14	125,000	124,975,881
0.16%, 2/27/15	59,600	59,575,118
Federal Farm Credit Bank Variable Rate Notes (a):
0.14%, 3/07/14	40,000	39,997,480
0.16%, 5/23/14	50,000	49,993,430
0.17%, 10/20/14	95,000	94,974,921
Federal Home Loan Bank:
0.17%, 7/17/13	6,000	6,000,049
0.08%, 11/08/13 (c)	1,000	999,711
0.13%, 5/15/14 (a)	185,000	185,000,000
0.13%, 5/16/14 (a)	150,000	150,000,000
0.13%, 6/05/14 (a)	50,000	50,000,000
0.14%, 12/19/14 (a)	200,000	199,970,266
Federal Home Loan Bank Variable Rate Notes, 0.25%, 7/08/13 (a)	50,000	50,000,000
Freddie Mac, 0.16%, 1/14/14 (c)	30,000	29,973,733
Freddie Mac Variable Rate Notes, 0.32%, 9/03/13 (a)	27,900	27,899,013
Total US Government Sponsored Agency Obligations — 3.3%		1,239,341,251

US Treasury Obligations
US Treasury Notes:
0.50%, 11/15/13	420,000	420,568,979
0.25%, 11/30/13	782,000	782,401,542
0.75%, 12/15/13	610,000	611,799,427
1.00%, 1/15/14	150,000	150,726,316
0.25%, 1/31/14	1,309,000	1,309,932,582
1.25%, 2/15/14	379,000	381,669,359
0.25%, 2/28/14	462,000	462,367,212
0.25%, 3/31/14	200,000	200,159,807
Total US Treasury Obligations — 11.6%		4,319,625,224

Repurchase Agreements
BNP Paribas Securities Corp., 0.13%, 7/01/13 (Purchased on 03/12/13 to be repurchased at $240,981,606, collateralized by various corporate debt obligations, 0.48% to 9.87% due 1/30/14 to 6/01/43, par and fair value of $258,806,359 and $242,350,724, respectively)	230,000	230,000,000
Total Value of BNP Paribas Securities Corp. (collateral value of $242,350,724)		230,000,000
Citigroup Global Markets, Inc., 0.14%, 7/01/13 (Purchased on 06/28/13 to be repurchased at $190,002,217, collateralized by various corporate debt obligations, 2.11% to 6.01% due 1/01/20 to 6/01/43, par and fair value of $590,042,864 and $195,617,575, respectively)	190,000	190,000,000
Citigroup Global Markets, Inc., 0.38%, 7/01/13 (Purchased on 01/17/13 to be repurchased at $108,258,728, collateralized by various corporate debt obligations, 0.00% to 7.00% due 6/30/13 to 4/01/39, par and fair value of $98,906,385 and $99,821,792, respectively)	95,000	95,000,000

See Notes to Financial Statements.

42	BLACKROCK FUNDS III	JUNE 30, 2013

Schedule of Investments (continued)	Money Market Master Portfolio (Percentages shown are based on Net Assets)

Repurchase Agreements	Par (000)	Value
Citigroup Global Markets, Inc., 0.50%, 7/30/13 (Purchased on 01/22/13 to be repurchased at $154,097,462, collateralized by various corporate debt obligations, 0.00% to 8.50% due 8/15/13 to 11/15/67, par and fair value of $127,823,000 and $133,788,336, respectively) (e)	$130,000	$130,000,000
Total Value of Citigroup Global Markets, Inc. (collateral value of $429,227,703)		415,000,000
Credit Suisse Securities (USA) LLC, 0.62%, 7/22/13 (Purchased on 06/28/13 to be repurchased at $83,087,196, collateralized by various corporate debt obligations, 0.00% to 7.93% due 8/15/18 to 8/15/56, par and fair value of $278,657,058 and $72,494,034, respectively)	83,000	83,000,000
Credit Suisse Securities (USA) LLC, 0.58%, 8/01/13 (Purchased on 06/28/13 to be repurchased at $150,082,167, collateralized by various corporate debt obligations, 0.00% to 5.75% due 7/15/24 to 6/10/49, par and fair value of $1,784,085,572 and $162,006,997, respectively) (e)	150,000	150,000,000
Credit Suisse Securities (USA) LLC, 0.58%, 8/01/13 (Purchased on 06/28/13 to be repurchased at $250,136,944, collateralized by various corporate debt obligations, 0.00% to 6.59% due 11/15/17 to 12/25/59, par and fair value of $713,204,682 and $285,317,883, respectively) (e)	250,000	250,000,000
Total Value of Credit Suisse Securities (USA) LLC (collateral value of $519,818,914)		483,000,000
Deutsche Bank Securities, Inc., 0.25%, 7/01/13 (Purchased on 06/28/13 to be repurchased at $450,009,375, collateralized by various corporate debt obligations, 3.00% to 5.50% due 4/01/27 to 4/01/43, par and fair value of $657,508,145 and $463,500,000, respectively)	450,000	450,000,000
Total Value of Deutsche Bank Securities, Inc. (collateral value of $463,500,000)		450,000,000
Goldman Sachs & Co., 0.12%, 7/03/13 (Purchased on 06/26/13 to be repurchased at $375,506,258, collateralized by various corporate debt obligations, 5.76% to 6.51% due 7/25/26 to 3/25/43, par and fair value of $2,156,785,180 and $401,785,000, respectively)	375,500	375,500,000
Total Value of Goldman Sachs & Co. (collateral value of $401,785,000)		375,500,000
HSBC Securities (USA), Inc., 0.11%, 7/01/13 (Purchased on 06/28/13 to be repurchased at $200,001,833, collateralized by various corporate debt obligations, 1.65% to 11.63% due 8/15/13 to 11/15/31, par and fair value of $207,394,336 and $207,394,336, respectively)	200,000	200,000,000
HSBC Securities (USA), Inc., 0.15%, 7/01/13 (Purchased on 06/28/13 to be repurchased at $112,001,400, collateralized by various US treasury obligations, 0.00% to 0.25% due 5/15/16 to 1/01/18, par and fair value of $113,738,400 and $113,133,499, respectively)	112,000	112,000,000
Total Value of HSBC Securities (USA), Inc. (collateral value of $320,527,835)		312,000,000
J.P. Morgan Securities LLC, 0.51%, 7/01/13 (Purchased on 06/28/13 to be repurchased at $60,002,550, collateralized by various US government sponsored agency obligations, 0.33% to 6.63% due 3/15/28 to 2/15/51, par and fair value of $265,551,180 and $72,494,034, respectively)	$60,000	$60,000,000
J.P. Morgan Securities LLC, 0.00%, 9/25/13 (Purchased on 06/28/13 to be repurchased at $200,000,000, collateralized by various corporate debt obligations, 0.00% to 8.75% due 7/11/13 to 3/14/51, par and fair value of $196,673,160 and $210,240,618, respectively) (e)	200,000	200,000,000
J.P. Morgan Securities LLC, 0.63%, 9/25/13 (Purchased on 06/28/13 to be repurchased at $500,472,500, collateralized by various corporate debt obligations, 0.06% to 8.00% due 4/15/17 to 3/12/51, par and fair value of $4,757,764,129 and $613,516,005, respectively)	500,000	500,000,000
Total Value of J.P. Morgan Securities LLC (collateral value of $896,250,657)		760,000,000
Merrill Lynch, Pierce, Fenner & Smith Inc., 0.18%, 7/01/13 (Purchased on 12/20/12 to be repurchased at $106,611,000, collateralized by various corporate debt obligations, 0.37% to 8.75% due 5/01/14 to 11/16/41, par and fair value of $973,501,807 and $106,389,813, respectively)	100,000	100,000,000
Total Value of Merrill Lynch, Pierce, Fenner & Smith Inc. (collateral value of $106,389,813)		100,000,000
Morgan Stanley & Co. LLC, 0.11%, 7/01/13 (Purchased on 1/15/13 to be repurchased at $93,636,050, collateralized by various US government sponsored agency obligations, 2.07% to 6.28% due 1/01/21 to 4/01/43, par and fair value of $234,861,172 and $92,700,000 respectively)	90,000	90,000,000
Total Value of Morgan Stanley & Co. LLC (collateral value of $92,700,000)		90,000,000
RBS Securities, Inc., 0.15%, 7/01/13 (Purchased on 06/28/13 to be repurchased at $114,001,425, collateralized by various US government sponsored agency obligations, 0.63% to 5.50% due 12/29/14 to 7/18/16, par and fair value of $108,211,000 and $116,284,652 respectively)	114,000	114,000,000
RBS Securities, Inc., 0.10%, 7/01/13 (Purchased on 06/28/13 to be repurchased at $120,001,000, collateralized by various US government sponsored agency obligations, 2.00% to 7.00% due 2/01/17 to 4/01/52, par and fair value of $144,923,214 and $122,403,446 respectively)	120,000	120,000,000
RBS Securities, Inc., 0.18%, 7/01/13 (Purchased on 06/28/13 to be repurchased at $40,000,600, collateralized by various US government sponsored agency obligations, 3.00% to 4.50% due 6/01/28 to 6/01/43, par and fair value of $52,849,359 and $40,800,432 respectively)	40,000	40,000,000
Total Value of RBS Securities, Inc. (collateral value of $279,488,530)		274,000,000

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2013	43

Schedule of Investments (concluded)	Money Market Master Portfolio (Percentages shown are based on Net Assets)

Repurchase Agreements	Par (000)	Value
Wells Fargo Securities LLC, 0.18%, 7/01/13 (Purchased on 2/15/13 to be repurchased at $341,155,200, collateralized by various corporate debt obligations, 0.00% to 12.00% due 9/13/13 to 5/10/63, par and fair value of $2,020,691,909 and $335,419,125, respectively)	$320,000	$320,000,000
Wells Fargo Securities LLC, 0.40%, 8/02/13 (Purchased on 5/02/13 to be repurchased at $183,122,000, collateralized by various corporate debt obligations, 0.00% to 12.00% due 7/15/14 to 5/10/63, par and fair value of $249,171,574 and $191,563,679, respectively)	183,000	183,000,000
Total Value of Wells Fargo Securities LLC (collateral value of $526,982,804)		503,000,000
Total Repurchase Agreements — 10.8%		3,992,500,000
Total Investments (Cost—$36,691,260,816*) — 98.7%		36,691,260,816
Other Assets Less Liabilities — 1.3%		477,538,605

Net Assets — 100.0%		$37,168,799,421

Notes to Schedule of Investments

*	Cost for federal income tax purposes.

(a)	Variable rate security. Rate shown is as of report date.

(b)	Issuer is a US branch of foreign domiciled bank.

(c)	Rates shown are discount rates or a range of discount rates paid at the time of purchase.

(d)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)	Variable rate security. Rate shown is as of report date and maturity shown is the date the principal owed can be recovered through demand.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Master Portfolio has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Master Portfolio’s policy regarding valuation of investments , please refer to Note 1 of the Note to Financial Statements.

The following table summarizes the Master Portfolio’s investments categorized in the disclosure hierarchy as of June 30, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Short-Term Securities[1]	—	$36,691,260,816	—	$36,691,260,816

[1]	See above Schedule of Investments for values in each security type.

Certain of the Master Portfolio’s assets are held at carrying amount which approximates fair value for financial statement purposes. As of June 30, 2013, cash of $270,041,931 is categorized as Level 1 within the disclosure hierarchy.

There were no transfers between levels during the six months ended June 30, 2013.

See Notes to Financial Statements.

44	BLACKROCK FUNDS III	JUNE 30, 2013

Schedule of Investments June 30, 2013 (Unaudited)	Prime Money Market Master Portfolio (Percentages shown are based on Net Assets)

Certificates of Deposit	Par (000)	Value
Euro — 2.0%
HSBC Bank Plc., 0.30%, 1/15/14	$90,000	$90,000,000
National Australia Bank Ltd., London, 0.29%, 10/21/13 (a)	175,000	175,000,000

		265,000,000
Yankee (b) — 27.2%
Bank of Montreal, Chicago:
0.08%, 7/05/13	300,000	300,000,000
0.41%, 7/17/13	90,000	90,000,000
0.32%, 11/15/13 (a)	122,000	121,997,253
0.34%, 1/10/14 (a)	80,000	80,000,000
Bank of Nova Scotia, Houston, 0.33%, 1/02/14 (a)	65,000	65,000,000
Bank of Tokyo-Mitsubishi UFJ Ltd., New York, 0.12%, 7/02/13	250,000	250,000,000
BNP Paribas SA, New York, 0.37%, 7/02/13	75,000	75,000,000
Canadian Imperial Bank of Commerce, New York (a):
0.31%, 12/02/13	162,470	162,470,000
0.28%, 2/04/14	100,000	100,000,000
0.29%, 3/21/14	100,000	100,000,000
Credit Industriel Et Commercial, New York, 0.35%, 7/08/13	110,000	110,000,000
Deutsche Bank AG, New York, 0.24%, 8/29/13 (a)	100,000	100,000,000
Mitsubishi UFJ Trust and Banking Corp., New York:
0.24%, 7/05/13	100,000	99,999,944
0.24%, 8/01/13	100,000	100,000,000
Natixis, New York, 0.30%, 8/02/13	125,000	125,000,000
Nordea Bank Finland Plc., New York, 0.28%, 7/17/13	43,075	43,074,905
Norinchukin Bank, New York, 0.13%, 7/03/13	200,000	200,000,000
Rabobank Nederland, New York:
0.41%, 1/08/14	140,000	140,000,000
0.27%, 1/27/14 (a)	91,000	91,000,000
0.32%, 3/14/14 (a)	175,000	175,000,000
Societe Generale, New York:
0.32%, 7/02/13	120,000	120,000,000
0.30%, 9/03/13	60,000	60,000,000
Sumitomo Mitsui Banking Corp., New York, 0.23%, 8/07/13	100,000	100,000,000
Svenska Handelsbanken AB, New York, 0.26%, 7/12/13	129,000	129,000,197
Svenska Handelsbanken, New York, 0.29%, 7/24/13	45,000	45,000,144
Toronto — Dominion Bank, New York, 0.32%, 4/02/14	60,000	60,000,000
Toronto Dominion Bank, New York:
0.19%, 7/08/13	141,000	141,002,010
0.28%, 10/21/13 (a)	200,000	200,000,000
0.23%, 1/21/14	75,000	75,000,000
UBS AG, Stamford, 0.28%, 4/30/14 (a)	123,000	123,000,000

		3,581,544,453
Total Certificates of Deposit — 29.2%		3,846,544,453

Commercial Paper
Antalis US Funding Corp., 0.35%, 8/05/13 (c)	48,700	48,683,428
Australia & New Zealand Banking Group Ltd. (a):
0.35%, 1/17/14	100,000	100,000,000
0.30%, 2/25/14	75,000	75,000,000
Barton Capital LLC:
0.25%, 7/10/13 (c)	50,000	49,996,875
0.25%, 7/23/13 (c)	100,000	99,984,722
Commercial Paper	Par (000)	Value
Barton Capital LLC (concluded):
0.28%, 10/18/13 (a)	$173,100	$173,100,000
0.27%, 10/30/13 (a)	75,000	75,000,000
Bedford Row Funding Corp. (c):
0.35%, 8/16/13	49,000	48,978,086
0.30%, 1/31/14	75,000	74,866,250
0.30%, 2/10/14	95,000	94,822,667
0.30%, 2/18/14	85,000	84,835,667
0.30%, 3/24/14	50,000	49,889,167
BPCE SA, 0.28%, 7/02/13 (c)	125,000	124,999,028
Caisse Centrale Desjardins du Quebec, 0.24%, 9/12/13 (c)	50,000	49,975,667
Commonwealth Bank of Australia (a):
0.32%, 11/14/13	115,000	114,995,656
0.32%, 11/15/13	100,000	100,000,000
0.32%, 11/27/13	25,000	25,000,000
Credit Suisse New York, 0.27%, 10/07/13 (c)	125,000	124,908,125
DBS BANK Ltd., 0.27%, 9/19/13 (c)	100,000	99,940,000
DBS Bank Ltd., 0.27%, 10/02/13 (c)	100,000	99,930,250
DNB Bank ASA, 0.10%, 7/08/13 (c)	287,000	286,994,419
DNB Bank Ltd., 0.25%, 9/16/13 (c)	100,000	99,944,389
Erste Abwicklungsanstalt (c):
0.41%, 7/08/13	50,000	49,996,014
0.25%, 10/11/13	100,000	99,930,583
0.25%, 10/23/13	100,000	99,922,417
0.25%, 10/28/13	60,000	59,950,417
0.26%, 12/02/13	50,000	49,945,458
Kells Funding LLC (c):
0.25%, 9/26/13	50,000	49,969,792
0.35%, 10/07/13	75,000	74,928,542
0.24%, 10/22/13	70,000	69,947,267
0.26%, 1/06/14	100,000	99,866,125
0.26%, 1/14/14	70,000	69,902,321
LMA Americas LLC, 0.21%, 7/15/13 (c)	53,000	52,995,672
Mont Blanc Capital Corp. (c):
0.29%, 7/08/13	134,926	134,918,392
0.26%, 9/09/13	30,000	29,984,833
Nederlandse Waterschapsbank NV, 0.31%, 6/02/14 (a)	125,000	125,017,423
Nieuw Amsterdam Receivables Corp., 0.17%, 8/13/13 (c)	100,000	99,979,694
Nordea North America, Inc., 0.28%, 7/15/13 (c)	47,075	47,069,874
Northern Pines Funding LLC, 0.28%, 10/25/13 (c)	100,000	99,909,778
NRW.Bank, 0.10%, 7/05/13 (c)	400,000	399,995,555
Oversea Chinese Banking Corp., 0.26%, 10/10/13 (c)	125,000	124,908,819
Scaldis Capital LLC, 0.25%, 7/22/13 (c)	80,000	79,988,567
Societe Generale North America, Inc. (c):
0.28%, 7/31/13	85,000	84,980,521
0.29%, 9/03/13	50,000	49,974,222
Starbird Funding Corp. (c):
0.24%, 8/02/13	35,000	34,992,533
0.30%, 9/03/13	50,000	49,973,333
0.25%, 9/24/13	90,000	89,946,875
Toyota Credit Canada, Inc., 0.28%, 10/31/13 (c)	48,000	47,954,453
Versailles Com Paper LLC (c):
0.27%, 7/24/13	50,000	49,991,375
0.27%, 8/07/13	40,000	39,988,900
0.27%, 8/12/13	85,000	84,973,225
0.27%, 8/13/13	35,000	34,988,712
0.27%, 8/14/13	65,000	64,978,550
0.27%, 8/20/13	50,000	49,981,250
Westpac Banking Corp. (a):
0.35%, 1/13/14	25,000	25,000,000
0.35%, 1/24/14	120,000	120,000,000
Westpac Securities NZ Ltd., 0.36%, 11/29/13 (a)	100,000	100,047,346
Total Commercial Paper — 37.6%		4,948,743,234

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2013	45

Schedule of Investments (continued)	Prime Money Market Master Portfolio (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value
Commonwealth Bank of Australia, 1.00%, 3/17/14 (a)(d)	$100,000	$100,524,759
Kommunalbanken, 0.39%, 3/10/14 (a)(d)	25,000	25,021,816
Kreditanstal Fuer Wiederaufbau, 0.46%, 1/17/14 (a)	24,997	25,027,520
Nordrhein-Westfallen Land of MTN, 0.57%, 10/30/13 (a)	100,000	100,100,013
Svenska Handelsbanken AB, 0.28%, 12/31/13 (a)(d)	108,200	108,200,000
Westpac Banking Corp. (d):
0.97%, 9/24/13	34,000	34,051,103
1.53%, 1/30/14 (a)	60,000	60,452,113

Total Corporate Bonds — 3.5%		453,377,324

Time Deposits
Natixis, 0.10%, 7/01/13	400,000	400,000,000
Oversea Chinese Banking Ltd, 0.25%, 9/17/13	75,000	74,998,371
Societe Generale, 0.08%, 7/01/13	100,000	100,000,000
Sumitomo Mitsui Banking Corp., 0.24%, 10/03/13	93,000	92,999,996

Total Time Deposits — 5.1%		667,998,367

US Government Sponsored Agency Obligations
Federal Farm Credit Bank Discount Notes, 0.22%, 7/05/13 (c)	25,000	24,999,389
Federal Home Loan Bank:
0.13%, 7/25/13	150,000	150,000,000
0.16%, 8/28/13 (a)	15,000	15,001,419
0.10%, 2/14/14 (a)	23,500	23,497,195
0.12%, 2/18/14 (a)	123,300	123,298,717
0.13%, 3/12/14 (a)	250,000	249,995,550
0.13%, 4/25/14 (a)	25,000	25,001,122
0.13%, 6/05/14 (a)	50,000	50,000,000
0.27%, 6/27/14 (a)	40,000	39,996,033
Federal Home Loan Bank Variable Rate Note (a):
0.15%, 9/06/13	140,000	140,002,764
0.16%, 9/06/13	250,000	250,000,000
Freddie Mac Variable Rate Notes, 0.32%, 9/03/13 (a)	44,000	44,017,986

Total US Government Sponsored Agency Obligations — 8.6%		1,135,810,175

US Treasury Obligations
US Treasury Notes:
0.50%, 10/15/13	125,000	125,129,394
0.25%, 10/31/13	150,000	150,078,802
0.50%, 11/15/13	100,000	100,130,458
0.25%, 11/30/13	90,000	90,054,101
0.25%, 1/31/14	250,000	250,191,563
0.25%, 2/28/14	100,000	100,073,012

Total US Treasury Obligations — 6.2%		815,657,330
Repurchase Agreements	Par (000)	Value
BNP Paribas Securities Corp., 0.13%, 7/01/13 (Purchased on 1/24/13 to be repurchased at $120,068,467, collateralized by various corporate debt obligations, 0.48% to 9.88%, due 10/15/13 to 5/4/43, par and fair value of $122,027,968 and $126,039,382, respectively)	$120,000	$120,000,000
Total Value of BNP Paribas Securities Corp. (collateral value of $126,039,382)		120,000,000
Credit Suisse Securities (USA) LLC, 0.62%, 7/22/13 (Purchased on 6/28/13 to be repurchased at $30,012,400, collateralized by various corporate debt obligations, 0.34% to 6.69%, due 8/15/18 to 8/15/56, par and fair value of $55,912,754 and $34,526,947, respectively)	30,000	30,000,000
Credit Suisse Securities (USA) LLC, 0.35%, 8/02/13 (Purchased on 6/28/13 to be repurchased at $100,089,444, collateralized by US government sponsored agency obligations, 0.00% to 37.85%, due 5/25/21 to 4/15/43, par and fair value of $536,259,680 and $107,000,063, respectively)	100,000	100,000,000
Credit Suisse Securities (USA) LLC, 0.58%, 8/01/12 (Purchased on 6/28/13 to be repurchased at $50,027,389, collateralized by various corporate debt obligations, 0.55% to 5.23%, due 9/04/32 to 11/25/49, par and fair value of $137,720,372 and $56,409,037, respectively) (e)	50,000	50,000,000
Total Value of Credit Suisse Securities (USA) LLC (collateral value of $197,936,047)		180,000,000
Deutsche Bank Securities, Inc., 0.18%, 7/01/13 (Purchased on 6/28/13 to be repurchased at $75,001,125, collateralized by U.S. Treasury obligations, 0.00% to 3.00%, due 7/28/14 to 3/23/28, par and fair value of $78,550,000 and $76,875,975, respectively)	75,000	75,000,000
Deutsche Bank Securities, Inc., 0.25%, 7/01/13 (Purchased on 6/28/13 to be repurchased at $25,000,521, collateralized by various U.S. government sponsored agency obligations, 3.5%, due 8/1/2042, par and fair value of 28,262,789 and $25,750,001 respectively) (e)	25,000	25,000,000
Total Value of Deutsche Bank Securities, Inc. (collateral value of $102,625,976)		100,000,000
Goldman Sachs & Co., 0.12%, 7/03/13 (Purchased on 6/26/13 to be repurchased at $124,502,905, collateralized by various US Treasury obligations, 2.50% to 6.50%, due 1/1/21 to 6/1/43, par and fair value of $178,119,876, and $128,235,000, respectively)	124,500	124,500,000
Total Value of Goldman Sachs & Co. (collateral value of $128,235,000)		124,500,000
J.P. Morgan Securities LLC, 0.00%, 7/01/13 (Purchased on 6/28/13 to be repurchased at $50,000,000, collateralized by various corporate debt obligations, 4.25% to 6.35%, due 4/1/21 to 7/15/14, par and fair value of $46,642,000 and $52,502,333 respectively) (e)	50,000	50,000,000
J.P. Morgan Securities LLC, 0.00%, 7/01/13 (Purchased on 6/28/13 to be repurchased at $60,000,000, collateralized by various corporate debt obligations, 0.80% to 6.42%, due 3/6/20 to 7/10/46, par and fair value of $434,406,000 and $64,200,004, respectively) (e)	60,000	60,000,000

See Notes to Financial Statements.

46	BLACKROCK FUNDS III	JUNE 30, 2013

Schedule of Investments (concluded)	Prime Money Market Master Portfolio (Percentages shown are based on Net Assets)

Repurchase Agreements	Par (000)	Value
J.P. Morgan Securities LLC, 0.51%, 7/01/13 (Purchased on 6/28/13 to be repurchased at $30,001,275, collateralized by various corporate debt obligations, 0.33% to 0.50%, due 10/25/33 to 3/25/37, par and fair value of $215,682,466 and $36,000,281, respectively)	$30,000	$30,000,000
J.P. Morgan Securities LLC, 7/01/13 (Purchased on 6/28/13 to be repurchased at $50,001,292, collateralized by various corporate debt obligations, 0.00% to 7.41%, due 7/15/19 to 2/25/45, par and fair value of $137,644,495 and $53,503,072, respectively) (e)	50,000	50,000,000
J.P. Morgan Securities LLC, 0.63%, 9/25/13 (Purchased on 6/28/2013 to be repurchased at $165,256,988, collateralized by various non-U.S. government debt obligations, 0.24% to 8.00%, due 1/25/19 to 6/12/50, par and fair value of $705,321,966 and $197,706,529, respectively)	165,000	165,000,000
Total Value of J.P. Morgan Securities LLC (collateral value of $403,912,219)		355,000,000
Morgan Stanley & Co. LLC, 0.15%, 7/01/13 (Purchased on 6/28/13 to be repurchased at $75,000,938, collateralized by various U.S. government sponsored agency obligations, 2.44% to 4.00%, due 4/1/42 to 5/1/43, par and fair value of $80,003,507 and $77,250,000, respectively)	75,000	75,000,000
Total Value of Morgan Stanley & Co. LLC (collateral value of $77,250,000)		75,000,000
Repurchase Agreements	Par (000)	Value
RBS Securities, Inc., 0.10%, 7/01/13 (Purchased on 6/28/13 to be repurchased at $90,000,750, collateralized by various US government sponsored agency obligations, 2.50% to 4.50%, due 7/20/26 to 6/20/41, par and fair value of $142,824,589 and $91,804,835, respectively)	$90,000	$90,000,000
Total Value of RBS Securities, Inc. (collateral value of $91,804,835)		90,000,000
Wells Fargo Securities LLC, 0.40%, 8/02/13 (Purchased on 5/2/13 to be repurchased at $67,068,489, collateralized by various corporate debt obligations and non-US government debt obligations, 0.00% to 9.63%, due 7/22/13 to 6/15/46, par and fair value of $162,104,355 and 69,958,438, respectively)	67,000	67,000,000
Wells Fargo Securities LLC, 0.18%, 7/01/13 (Purchased on 2/15/13 to be repurchased at $180,002,700, collateralized by various corporate debt obligations, 0.00% to 7.13%, due 5/09/16 to 3/15/33, par and fair value of $1,969,395,401 and $188,524,753, respectively)	180,000	180,000,000
Total Value of Wells Fargo Securities LLC (collateral value of $258,483,191)		247,000,000
Total Repurchase Agreements — 9.8%		1,291,500,000
Total Investments (Cost — $13,159,630,883*) — 100.0%		13,159,630,883
Other Assets Less Liabilities — 0.0%		5,501,174

Net Assets — 100.0%		$13,165,132,057

Notes to Schedule of Investments

*	Cost for federal income tax purposes.

(a)	Variable rate security. Rate shown is as of report date.

(b)	Issuer is a US branch of foreign domiciled bank.

(c)	Rates shown are discount rates or a range of discount rates paid at the time of purchase.

(d)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)	Variable rate security. Rate shown is as of report date and maturity shown is the date the principal owed can be recovered through demand.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Master Portfolio has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment is not necessarily an indication of the risks associated with investing in those securities. For information about the Master Portfolio’s policy regarding valuation of investments, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the Master Portfolio’s investments categorized in the disclosure hierarchy as of June 30, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Short-Term Securities[1]	—	$13,159,630,883	—	$13,159,630,883
[1] See above Schedule of Investments for values in each security type.

Certain of the Master Portfolio’s assets are held at carrying amount which approximates fair value for financial statement purposes. As of June 30, 2013, cash in the amount of $87,547,416 is categorized as Level 1 within the disclosure hierarchy.

There were no transfers between levels during the six months ended June 30, 2013.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2013	47

Schedule of Investments June 30, 2013 (Unaudited)	Treasury Money Market Master Portfolio (Percentages shown are based on Net Assets)

US Treasury Obligations	Par (000)	Value
US Treasury Bills (a):
0.01% - 0.13%, 7/05/13	$725,000	$724,998,028
0.04%,7/11/13	45,000	44,999,500
0.11%, 8/01/13	25,000	24,997,578
0.11% - 0.12%, 8/08/13	5,000	4,999,410
0.12%, 8/15/13	20,000	19,997,062
0.14%, 8/22/13	40,000	39,992,200
0.11%, 9/26/13	50,000	49,986,708
0.10%, 10/10/13	65,000	64,982,220
0.08%, 11/29/13	16,165	16,159,494
0.08%, 12/05/13	142,235	142,185,469
0.08%, 12/19/13	50,000	49,981,000
0.11%, 12/26/13	50,000	49,974,042
US Treasury Notes:
0.50%, 10/15/13	44,500	44,544,361
0.50%, 11/15/13	35,000	35,039,242
0.25%, 11/30/13	25,000	25,010,276
0.75%, 12/15/13	15,000	15,036,784
1.00%, 1/15/14	8,000	8,034,904
0.25%, 1/31/14	18,250	18,258,116
0.25%, 2/28/14	113,700	113,771,492
0.25%, 4/30/14	42,000	42,030,876
0.63%, 7/15/14	10,000	10,044,182
Total US Treasury Obligations — 44.8%		1,545,022,944

Repurchase Agreements
Barclays Capital, Inc., 0.10%, 7/01/13 (Purchased on 6/28/13 to be repurchased at $127,001,058, collateralized by various US Treasury obligations, 0.38% to 0.75%, due 3/15/16 to 3/31/18, par and fair value of $131,501,700 and $129,540,066, respectively)	127,000	127,000,000
Barclays Capital, Inc., 0.02%, 7/03/13 (Purchased on 6/26/13 to be repurchased at $34,750,135, collateralized by a US Treasury obligation, 0.25%, due 4/30/14, par and fair value of $35,408,700 and $35,445,023, respectively)	34,750	34,750,000
Total Value of Barclays Capital, Inc. (collateral value of $164,985,089)		161,750,000
BNP Paribas Securities Corp., 0.10%, 7/01/13 (Purchased on 6/28/13 to be repurchased at $251,002,092, collateralized by various US Treasury obligations, 2.00% to 2.75%, due 11/30/16 to 11/15/21, par and fair value of $247,348,700 and $256,310,363, respectively)	251,000	251,000,000
Total Value of BNP Paribas Securities Corp. (collateral value of $256,310,363)		251,000,000
Citigroup Global Markets, Inc., 0.10%, 7/01/13 (Purchased on 6/28/13 to be repurchased at $59,000,492, collateralized by various US Treasury obligations, 0.25% to 0.63%, due 4/15/16 to 8/31/17, par and fair value of $61,096,400 and $60,180,090, respectively)	59,000	59,000,000
Citigroup Global Markets, Inc., 0.04%, 7/03/13 (Purchased on 6/27/13 to be repurchased at $25,820,172, collateralized by various US Treasury obligations, 1.00% to 4.63%, due 7/15/13 to 2/15/40, par and fair value of $26,206,400 and $26,336,438, respectively)	25,820	25,820,000
Total Value of Citigroup Global Markets, Inc. (collateral value of $ 86,516,528)		84,820,000
Credit Suisse Securities (USA) LLC, 0.10%, 7/01/13 (Purchased on 6/28/13 to be repurchased at $139,001,158, collateralized by various US Treasury obligations, 0.50% to 2.38%, due 11/15/13 to 2/28/15, par and fair value of $137,423,600 and $141,783,345, respectively)	$139,000	$139,000,000
Credit Suisse Securities (USA) LLC, 0.03%, 7/03/13 (Purchased on 6/28/13 to be repurchased at $15,490,077, collateralized by a US Treasury obligation, 2.50%, due 3/31/15, par and fair value of $15,130,000 and $15,800,551, respectively)	15,490	15,490,000
Total Value of Credit Suisse Securities (USA) LLC (collateral value of $157,583,896)		154,490,000
Deutsche Bank Securities, Inc., 0.12%, 7/01/13 (Purchased on 6/28/13 to be repurchased at $75,000,750, collateralized by various US Treasury obligations, 0.00% to 6.13%, due 2/15/16 to 5/15/40, par and fair value of $144,071,438 and $76,500,000, respectively)	75,000	75,000,000
Deutsche Bank Securities, Inc., 0.10%, 7/15/13 (Purchased on 4/15/13 to be repurchased at $68,917,416, collateralized by various US Treasury obligations, 0.00% to 3.13%, due 4/15/16 to 2/15/41, par and fair value of $109,358,970 and $70,278,001, respectively) (b)	68,900	68,900,000
Deutsche Bank Securities, Inc., 0.06%, 8/01/13 (Purchased on 6/06/13 to be repurchased at $38,838,625, collateralized various US Treasury obligations, 0.00% to 3.25%, due 1/15/14 to 2/15/32, par and fair value of $42,327,577 and $39,611,700, respectively) (b)	38,835	38,835,000
Deutsche Bank Securities, Inc., 0.07%, 8/30/13 (Purchased on 6/14/13 to be repurchased at $55,008,235, collateralized by various US Treasury obligations, 0.00% to 5.25%, due 11/30/17 to 5/15/37, par and fair value of $97,213,541 and $56,100,000, respectively) (b)	55,000	55,000,000
Total Value of Deutsche Bank Securities, Inc. (collateral value of $242,489,701)		237,735,000
Goldman Sachs & Co., 0.04%, 7/02/13 (Purchased on 6/25/13 to be repurchased at $43,370,337, collateralized by a US Treasury obligation, 2.75%, due 10/31/13, par and fair value of $43,656,200 and $44,237,481, respectively)	43,370	43,370,000
Goldman Sachs & Co., 0.06%, 7/25/13 (Purchased on 6/25/13 to be repurchased at $72,998,650, collateralized various US Treasury obligations, 0.38% to 3.00%, due 11/15/15 to 5/15/42, par and fair value of $80,907,100 and $74,454,984, respectively) (b)	72,995	72,995,000
Total Value of Goldman Sachs & Co. (collateral value of $118,692,465)		116,365,000
HSBC Securities (USA), Inc., 0.10%, 7/01/13 (Purchased on 6/28/13 to be repurchased at $94,000,783, collateralized by US Treasury obligations, 4.25% due 10/15/40, par and fair values of $83,720,400 and $95,880,076, respectively)	94,000	94,000,000

See Notes to Financial Statements.

48	BLACKROCK FUNDS III	JUNE 30, 2013

Schedule of Investments (concluded)	Treasury Money Market Master Portfolio (Percentages shown are based on Net Assets)

Repurchase Agreements	Par (000)	Value
HSBC Securities (USA), Inc., 0.02%, 7/03/13 (Purchased on 6/28/13 to be repurchased at $138,960,512, collateralized by various US Treasury obligations, 0.13% to 9.13%, due 6/30/13 to 5/15/42, par and fair values of $135,323,636 and $141,745,206, respectively)	$138,960	$138,960,000
Total Value of HSBC Securities (USA), Inc. (collateral value of $237,625,282)		232,960,000
Merrill Lynch, Pierce, Fenner & Smith Inc., 0.03%, 7/01/13 (Purchased on 6/28/13 to be repurchased at $100,000,250, collateralized by various US Treasury obligations, 0.75% to 6.13%, due 3/31/18 to 8/15/29, par and fair value $100,270,900 and $102,000,085, respectively)	100,000	100,000,000
Merrill Lynch, Pierce, Fenner & Smith Inc., 0.10%, 7/01/13 (Purchased on 6/28/13 to be repurchased at $100,000,833, collateralized by a US Treasury obligation, 0.75%, due 3/31/18, par and fair values of $104,620,900 and $102,000,018, respectively)	100,000	100,000,000
Merrill Lynch, Pierce, Fenner & Smith Inc., 0.02%, 7/03/13 (Purchased on 6/26/13 to be repurchased at $24,820,097, collateralized by a US Treasury obligation, 0.13%, due 12/31/13, par and fair values of $25,302,800 and $25,316,415, respectively)	24,820	24,820,000
Total Value of Merrill Lynch, Pierce, Fenner & Smith Inc. (collateral value of $229,316,518)		224,820,000
Morgan Stanley & Co. LLC, 0.12%, 7/01/13 (Purchased on 6/28/13 to be repurchased at $210,947,109, collateralized by various US Treasury obligations, 1.00% to 5.25%, due 5/15/14 to 5/15/42, par and fair value of $206,000,700 and $215,164,040, respectively)	$210,945	$210,945,000
Total Value of Morgan Stanley & Co. LLC (collateral value of $215,164,040)		210,945,000
RBS Securities, Inc., 0.10%, 7/01/13 (Purchased on 6/28/13 to be repurchased at $55,000,458 collateralized by various US Treasury obligations, 0.25% to 2.63%, due 10/31/14 to 1/31/18, par and fair value of $55,858,000 and $56,101,464, respectively)	55,000	55,000,000
Total Value of RBS Securities, Inc. (collateral value of $56,101,464)		55,000,000
Total Repurchase Agreements — 50.1%		1,729,885,000
Total Investments (Cost — $3,274,907,944*) — 94.9%		3,274,907,944
Other Assets Less Liabilities — 5.1%		177,781,063

Net Assets — 100.0%		$3,452,689,007

Notes to Schedule of Investments

*	Cost for federal income tax purposes.

(a)	Rates shown are discount rates or a range of discount rates paid at the time of purchase.

(b)	Variable rate security. Rate shown is as of report date and maturity shown is the date the principal owed can be recovered through demand.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Master Portfolio has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Master Portfolio’s policy regarding valuation of investments, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the Master Portfolio’s investments categorized in the disclosure hierarchy as of June 30, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Short-Term Securities[1]	—	$3,274,907,944	—	$3,274,907,944

[1]	See above Schedule of Investments for values in each security type.

Certain of the Master Portfolio’s assets are held at carrying amount which approximates fair value for financial statement purposes. As of June 30, 2013, cash of $177,622,319 is categorized as Level 1 within the disclosure hierarchy.

There were no transfers between levels during the six months ended June 30, 2013.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2013	49

Statements of Assets and Liabilities	Master Investment Portfolio

June 30, 2013 (Unaudited)	Government Money Market Master Portfolio	Money Market Master Portfolio	Prime Money Market Master Portfolio	Treasury Money Market Master Portfolio

Assets
Investments at value — unaffiliated[1]	—	$32,698,760,816	$11,868,130,883	$1,545,022,944
Repurchase agreements — unaffiliated[2]	$7,998,000	3,992,500,000	1,291,500,000	1,729,885,000
Cash	145	270,041,931	87,547,416	177,622,319
Investments sold receivable	—	200,509,446	165,331,722	—
Interest receivable	83	14,355,084	3,404,588	306,706
Contributions receivable from investors	2	208	3,627	2

Total assets	7,998,230	37,176,167,485	13,415,918,236	3,452,836,971

Liabilities
Investments purchased payable	—	4,997,546	249,995,550	—
Investment advisory fees payable	6,122	2,245,346	756,137	134,789
Professional fees payable	8,858	66,925	17,145	11,649
Trustees’ fees payable	396	58,247	17,347	1,526

Total liabilities	15,376	7,368,064	250,786,179	147,964

Net Assets	$7,982,854	$37,168,799,421	$13,165,132,057	$3,452,689,007

Net Assets Consist of
Investors’ capital	$7,982,854	$37,168,799,421	$13,165,132,057	$3,452,689,007

[1] Investments at cost — unaffiliated	—	$32,698,760,816	$11,868,130,883	$1,545,022,944
[2] Repurchase agreements at cost — unaffiliated	$7,998,000	$3,992,500,000	$1,291,500,000	$1,729,885,000

Statements of Operations	Master Investment Portfolio

Six Months Ended June 30, 2013 (Unaudited)	Government Money Market Master Portfolio	Money Market Master Portfolio	Prime Money Market Master Portfolio	Treasury Money Market Master Portfolio

Investment Income
Income	$15,760	$55,973,038	$18,839,780	$1,408,309

Expenses
Investment advisory	23,646	19,765,359	7,149,514	1,262,245
Independent Trustees	1,460	199,492	81,423	15,785
Professional	7,953	59,161	21,111	10,550

Total expenses	33,059	20,024,012	7,252,048	1,288,580
Less fees reimbursed by Manager	(21,209)	(6,188,261)	(2,247,388)	(416,419)

Total expenses after fees waived	11,850	13,835,751	5,004,660	872,161

Net investment income	3,910	42,137,287	13,835,120	536,148

Realized Gain
Net realized gain from investments	—	2,935,971	1,548,509	111,649

Net Increase in Net Assets Resulting from Operations	$3,910	$45,073,258	$15,383,629	$647,797

See Notes to Financial Statements.

50	BLACKROCK FUNDS III	JUNE 30, 2013

Statements of Changes in Net Assets	Master Investment Portfolio

	Government Money Market Master Portfolio		Money Market Master Portfolio
Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012

Operations
Net investment income	$3,910	$9,241	$42,137,287	$99,154,852
Net realized gain	—	—	2,935,971	2,320,981

Net increase in net assets resulting from operations	3,910	9,241	45,073,258	101,475,833

Capital Transactions
Proceeds from contributions	496,886,210	51,211,494	59,632,816,518	95,051,859,443
Value of withdrawals	(506,521,092)	(43,961,715)	(57,798,189,217)	(88,392,282,963)

Net increase (decrease) in net assets derived from capital transactions	(9,634,882)	7,249,779	1,834,627,301	6,659,576,480

Net Assets
Total increase (decrease) in net assets	(9,630,972)	7,259,020	1,879,700,559	6,761,052,313
Beginning of period	17,613,826	10,354,806	35,289,098,862	28,528,046,549

End of period	$7,982,854	$17,613,826	$37,168,799,421	$35,289,098,862

	Prime Money Market Master Portfolio		Treasury Money Market Master Portfolio
Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012

Operations
Net investment income	$13,835,120	$30,692,257	$536,148	$1,553,173
Net realized gain	1,548,509	1,868,766	111,649	127,929

Net increase in net assets resulting from operations	15,383,629	32,561,023	647,797	1,681,102

Capital Transactions
Proceeds from contributions	55,288,459,473	64,244,951,166	24,416,889,027	20,119,690,374
Value of withdrawals	(58,073,151,813)	(59,075,368,652)	(23,578,672,203)	(19,110,014,931)

Net increase (decrease) in net assets derived from capital share transactions	(2,784,692,340)	5,169,582,514	838,216,824	1,009,675,443

Net Assets
Total increase (decrease) in net assets	(2,769,308,711)	5,202,143,537	838,864,621	1,011,356,545
Beginning of period	15,934,440,768	10,732,297,231	2,613,824,386	1,602,467,841

End of period	$13,165,132,057	$15,934,440,768	$3,452,689,007	$2,613,824,386

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2013	51

Financial Highlights	Master Investment Portfolio

	Government Money Market Master Portfolio
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,
			2012	2011	2010	2009	2008

Total Investment Return
Total investment return	0.02%	[1]	0.10%	0.08%	0.13%	0.12%	1.99%

Ratios to Average Net Assets
Total expenses	0.14%	[2]	0.30%	0.12%	0.11%	0.10%	0.10%

Total expenses after fees waived	0.05%	[2]	0.07%	0.07%	0.02%	0.05%	0.05%

Net investment income	0.02%	[2]	0.10%	0.09%	0.11%	0.12%	0.59%

Supplemental Data
Net assets, end period (000)	$7,983		$17,614	$10,355	$26,474	$656,444	$1,717,936

	Money Market Master Portfolio
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,
			2012	2011	2010	2009	2008

Total Investment Return
Total investment return	0.10%	[1]	0.27%	0.23%	0.27%	0.48%	2.90%	[3]

Ratios to Average Net Assets
Total expenses	0.10%	[2]	0.10%	0.10%	0.10%	0.10%	0.10%

Total expenses after fees waived	0.07%	[2]	0.07%	0.07%	0.07%	0.07%	0.07%

Net investment income	0.21%	[2]	0.27%	0.22%	0.26%	0.48%	2.88%

Supplemental Data
Net assets, end of period (000)	$37,168,799		$35,289,099	$28,528,047	$20,008	$21,134,748	$22,488,961

[1]	Aggregate total investment return.

[2]	Annualized.

[3]

For the year ended December 31, 2008, 0.01% of the total return consists of purchases of securities by BlackRock Fund Advisors (“BFA” or the “Manager”) at prices in excess of the securities’ then current fair value. Excluding these items, total return would have been 2.89%.

See Notes to Financial Statements.

52	BLACKROCK FUNDS III	JUNE 30, 2013

Financial Highlights	Master Investment Portfolio

	Prime Money Market Master Portfolio
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,
			2012	2011	2010	2009	2008

Total Investment Return
Total investment return	0.09%	[1]	0.25%	0.21%	0.25%	0.37%	2.88%	[3]

Ratios to Average Net Assets
Total expenses	0.10%	[2]	0.10%	0.10%	0.10%	0.10%	0.10%

Total expenses after fees waived	0.07%	[2]	0.07%	0.07%	0.07%	0.07%	0.06%

Net investment income	0.19%	[2]	0.25%	0.21%	0.25%	0.41%	2.77%

Supplemental Data
Net assets, end of period (000)	$13,165,132		$15,934,441	$10,732,297	$10,071,057	$12,208,516	$16,570,735

	Treasury Money Market Master Portfolio
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,
			2012	2011	2010	2009	2008

Total Investment Return
Total investment return	0.01%	[1]	0.06%	0.09%	0.13%	0.11%	1.64%

Ratios to Average Net Assets
Total expenses	0.10%	[2]	0.10%	0.10%	0.10%	0.10%	0.10%

Total expenses after fees waived	0.07%	[2]	0.07%	0.06%	0.06%	0.05%	0.02%

Net investment income	0.04%	[2]	0.08%	0.03%	0.13%	0.10%	0.48%

Supplemental Data
Net assets, end of period (000)	$3,452,689		$2,613,824	$1,602,468	$2,200,634	$4,288,938	$1,650,804

[1]	Aggregate total investment return.

[2]	Annualized.

[3]

For the year ended December 31, 2008, 0.01% of the total return consists of purchases of securities by BFA at prices in excess of the securities’ then current fair value. Excluding these items, total return would have been 2.87%.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2013	53

Notes to Financial Statements (Unaudited)	Master Investment Portfolio

1. Organization:

Master Investment Portfolio (“MIP”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. MIP is organized as a Delaware statutory trust. The financial statements and these accompanying notes relate to four series of MIP: Government Money Market Master Portfolio, Money Market Master Portfolio, Prime Money Market Master Portfolio and Treasury Money Market Master Portfolio (each a “Master Portfolio” and together, the “Master Portfolios”).

2. Significant Accounting Policies:

The Master Portfolio’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Master Portfolios:

Valuation: US GAAP defines fair value as the price the Master Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master Portfolios’ investments are valued under the amortized cost method which approximates current market value in accordance with Rule 2a-7 under the 1940 Act. Under this method, investments are valued at cost when purchased and thereafter, a constant proportionate accretion of discounts and amortization of premiums are recorded until the maturity of the security. Each Master Portfolio seeks to maintain its net asset value per share at $1.00, although there is no assurance that it will be able to do so on a continuing basis.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Income Taxes: Money Market Master Portfolio, Prime Money Market Master Portfolio and Treasury Money Market Master Portfolio are each classified as a partnership for federal income tax purposes. As such, each investor in the Master Portfolio is treated as the owner of its proportionate share of net assets, income, expenses and realized gains and losses of the Master Portfolio. Therefore, no federal income tax provision is required. It is intended that the Master Portfolio’s assets will be managed so an investor in the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

Each of Money Market Master Portfolio, Prime Money Market Master Portfolio and Treasury Money Market Master Portfolio file US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Master Portfolio’s US federal tax returns remains open for each of the four years ended December 31, 2012. The statutes of limitations on each Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Government Money Market Master Portfolio is disregarded as an entity separate from its owner for tax purposes. As such, the owner of the Master Portfolio is treated as the owner of the net assets, income, expenses and realized gains and losses of the Master Portfolio. Therefore, no federal income tax provision is required. It is intended that the Master Portfolio’s assets will be managed so the owner of the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

Other: Expenses directly related to a Master Portfolio are charged to that Master Portfolio. Other operating expenses shared by several funds are pro-rated among those funds on the basis of relative net assets or other appropriate methods.

3. Securities and Other Investments:

Repurchase Agreements: The Master Portfolios may enter into repurchase agreements. In a repurchase agreement, a Master Portfolio purchases a security from a counterparty who agrees to repurchase the same security at a mutually agreed upon date and price. On a daily basis, the counterparty is required to maintain collateral subject to the agreement and in value no less than the agreed repurchase amount. The agreements are conditioned upon the collateral being deposited under the Federal Reserve book entry system or held in a segregated account by the Master Portfolio’s custodian or designated sub-custodians under tri-party repurchase agreements. In the event the counterparty defaults and the fair value of the collateral declines, a Master Portfolio could experience losses, delays and costs in liquidating the collateral.

Repurchase transactions are entered into by Master Portfolio under Master Repurchase Agreements (MRA) which permit the Master Portfolio, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Master Portfolio. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Master Portfolio received securities as collateral with a market value in excess of the repurchase price to be received by the Master Portfolio upon the maturity of the repurchase transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Master Portfolio recognizes a liability with respect to such excess collateral to reflect the Master Portfolio’s obligation under bankruptcy law to return the excess to the counterparty.

54	BLACKROCK FUNDS III	JUNE 30, 2013

Notes to Financial Statements (continued)	Master Investment Portfolio

4. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

MIP, on behalf of the Master Portfolios, entered into an Investment Advisory Agreement (the “Investment Advisory Agreement”) with BlackRock Fund Advisors (“BFA”), the Master Portfolios’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. Pursuant to the Investment Advisory Agreement with MIP, BFA is responsible for the management of each Master Portfolio’s investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Master Portfolio. For such services, each Master Portfolio pays BFA a monthly fee at an annual rate of 0.10% of the average daily value of the Master Portfolio’s net assets. BFA has contractually agreed to waive 0.03% of its investment advisory fees through April 30, 2014. BFA has also voluntarily agreed to waive investment advisory fees to enable the feeders that invest in the Master Portfolios to maintain minimum levels of daily net investment income. BFA may discontinue the voluntary waiver at any time. For the six months ended June 30, 2013, the amounts included in fees waived by Manager in the Statements of Operations are as follows:

Government Money Market Master Portfolio	$11,796
Money Market Master Portfolio	$5,929,608
Prime Money Market Master Portfolio	$2,144,854
Treasury Money Market Master Portfolio	$390,084

The fees and expenses of MIP’s trustees who are not “interested persons” of MIP, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and MIP’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Master Portfolios. BFA has contractually agreed to cap the expenses of the Master Portfolios at the rate at which the Master Portfolios pay an advisory fee to BFA by providing an offsetting credit against the investment advisory fees paid by the Master Portfolios in an amount equal to the independent expenses. These contractual waivers are effective through April 30, 2014. The amounts waived are included in fees waived by Manager in the Statements of Operations. For the six months ended June 30, 2013, such waiver amounts are as follows:

Government Money Market Master Portfolio	$9,413
Money Market Master Portfolio	$258,653
Prime Money Market Master Portfolio	$102,534
Treasury Money Market Master Portfolio	$26,335

MIP entered into an administration services arrangement with BlackRock Advisors, LLC (“BAL”), which has agreed to provide general administration services (other than investment advice and related portfolio activities). BAL may delegate certain of its administration duties to sub-administrators. BAL, in consideration thereof, has agreed to bear all of the Master Portfolios’ and MIP’s ordinary operating expenses excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the Master Portfolios.

BAL is not entitled to compensation for providing administration services to the Master Portfolios, for so long as BAL is entitled to compensation for providing administration services to corresponding feeder funds that invest substantially all of their assets in the Master Portfolios, or BAL (or an affiliate) receives investment advisory fees from the Master Portfolios.

Certain officers and/or trustees of MIP are officers and/or directors of BlackRock or its affiliates.

5. Market and Credit Risk:

In the normal course of business, the Master Portfolios invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all of its obligations (issuer credit risk). The value of securities held by the Master Portfolios may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Master Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Master Portfolios may be exposed to counterparty credit risk, or the risk that an entity with which the Master Portfolios have unsettled or open transactions may fail to or be unable to perform on its commitments. The Master Portfolios manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master Portfolios to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master Portfolios’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Master Portfolios.

BLACKROCK FUNDS III	JUNE 30, 2013	55

Notes to Financial Statements (concluded)	Master Investment Portfolio

6. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Master Portfolios through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

56	BLACKROCK FUNDS III	JUNE 30, 2013

Disclosure of Investment Advisory Agreement

The Board of Trustees of Master Investment Portfolio (the “Master Fund”) met in person on April 11, 2013 (the “April Meeting”) and May 21-22, 2013 (the “May Meeting”) to consider the approval of the Master Fund’s investment advisory agreement (the “Agreement”) with BlackRock Fund Advisors (“BlackRock”), the Master Fund’s investment advisor, on behalf of Money Market Master Portfolio, Prime Money Market Master Portfolio, Government Money Market Master Portfolio and Treasury Money Market Master Portfolio (each, a “Master Portfolio” and collectively, the “Master Portfolios”), each a series of the Master Fund. Each of BlackRock Cash Funds: Institutional, BlackRock Cash Funds: Prime, BlackRock Cash Funds: Government and BlackRock Cash Funds: Treasury (each, a “Portfolio” and collectively, the “Portfolios”), each a series of BlackRock Funds III (the “Fund”), is a “feeder” fund that invests all of its investable assets in the corresponding Master Portfolio. Accordingly, the Board of Trustees of the Fund also considered the approval of the Agreement with respect to each Master Portfolio. For simplicity, (a) the Board of Trustees of the Master Fund and the Board of Trustees of the Fund are referred to herein collectively as the “Board,” and the members are referred to as “Board Members,” and (b) the shareholders of each Portfolio and the interest holders of each Master Portfolio are referred to as “shareholders.”

Activities and Composition of the Board

The Board consists of fourteen individuals, twelve of whom are not “interested persons” of the Master Fund or the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Master Fund or the Fund, as pertinent, and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Co-Chairs of the Board are each Independent Board Members. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreement

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreement on an annual basis. The Board has four quarterly meetings per year, each extending over two days, and a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreement. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Master Portfolios and the Portfolios by BlackRock, its personnel and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services, risk oversight, compliance and assistance in meeting applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to the Master Portfolios, the Portfolios and their shareholders. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year and/or since inception periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over performance or underperformance against their peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Master Portfolios and/or the Portfolios for services, such as marketing and distribution, call center and fund accounting; (c) the Master Portfolios’ and/or the Portfolios’ operating expenses and how BlackRock allocates expenses to the Master Portfolios and the Portfolios; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of each Master Portfolio’s and Portfolio’s investment objective, policies and restrictions; (e) the Master Fund’s and the Fund’s compliance with its respective Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of the Master Fund’s and/or the Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment objectives across the open-end fund, exchange-traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

The Board has engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. In addition, the Board requested and BlackRock provided an analysis of fair valuation and stale pricing policies. BlackRock also furnished information to the Board in response to specific questions. These questions covered issues such as BlackRock’s profitability, investment performance and management fee levels. The Board further considered the importance of: (i) organizational and structural variables to investment performance; (ii) rates of portfolio turnover; (iii) BlackRock’s performance accountability for portfolio managers; (iv) marketing support for the funds; (v) services provided to the Master Portfolios and the Portfolios by BlackRock affiliates; and (vi) BlackRock’s oversight of relationships with third party service providers.

Board Considerations in Approving the Agreement

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreement. The Board is engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on fees and expenses of each Master Portfolio and Portfolio, as applicable, as compared with a peer group of funds as determined by Lipper (“Expense Peers”) and the investment performance of each Portfolio as compared with a peer group of funds as determined

BLACKROCK FUNDS III	JUNE 30, 2013	57

Disclosure of Investment Advisory Agreement (continued)

by Lipper;1 (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by each Master Portfolio and/or Portfolio to BlackRock; (g) sales and redemption data regarding each Portfolio’s shares; and (h) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreement. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board of the Master Fund, including the Independent Board Members, unanimously approved the continuation of the Agreement between BlackRock and the Master Fund with respect to each Master Portfolio for a one-year term ending June 30, 2014. The Board of the Fund, including the Independent Board Members, also considered the continuation of the Agreement with respect to each Master Portfolio and found the Agreement to be satisfactory. In approving the continuation of the Agreement, the Board of the Master Fund considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Master Portfolio, each Portfolio and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Master Portfolios and the Portfolios; (d) the Fund’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance comparison as previously discussed; (e) economies of scale; (f) fall-out benefits to BlackRock as a result of its relationship with the Master Portfolios and the Portfolios; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Portfolio shares and securities lending, services related to the valuation and pricing of portfolio holdings of each Master Portfolio, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Master Portfolios and the Portfolios and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

[1]	Lipper ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Portfolio. Throughout the year, the Board compared each Portfolio’s performance to the performance of a comparable group of mutual funds and/or the performance of a relevant benchmark, if any. The Board met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by each Master Portfolio’s portfolio management team discussing Master Portfolio performance and the Master Portfolio’s investment objective, strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Master Portfolio’s portfolio management team; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to each Master Portfolio’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to each Master Portfolio and Portfolio. BlackRock and its affiliates provide the Master Portfolios and the Portfolios with certain administrative, shareholder and other services (in addition to any such services provided to the Master Portfolios and the Portfolios by third parties) and officers and other personnel as are necessary for the operations of the Master Portfolios and the Portfolios. In particular, BlackRock and its affiliates provide the Master Portfolios and the Portfolios with the following administrative services, including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) assisting with daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; (vi) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger or consolidation of certain open-end funds; and (vii) performing other administrative functions necessary for the operation of the Master Portfolios and the Portfolios, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Master Portfolios, the Portfolios and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Master Portfolio and Portfolio, as applicable. The Board noted that each Portfolio’s investment results correspond directly to the investment results of the

58	BLACKROCK FUNDS III	JUNE 30, 2013

Disclosure of Investment Advisory Agreement (continued)

applicable Master Portfolio. In preparation for the April Meeting, the Board worked with its independent legal counsel, BlackRock and Lipper to develop a template for, and was provided with, reports independently prepared by Lipper, which included a comprehensive analysis of each Portfolio’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of each Portfolio as compared to other funds in its applicable Lipper category. The Board was provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review its methodology. The Board and its Performance Oversight and Contract Committee regularly review, and meet with Master Portfolio management to discuss, the performance of each Master Portfolio and Portfolio, as applicable, throughout the year.

The Board noted that each of BlackRock Cash Funds: Institutional, BlackRock Cash Funds: Prime and BlackRock Cash Funds: Treasury ranked in the first quartile against its Lipper Performance Universe for each of the one-, three- and five-year periods reported.

The Board noted that BlackRock Cash Funds: Government ranked in the second, first and fourth quartiles against its Lipper Performance Universe for the one-, three- and five-year periods reported, respectively.

The Board reviewed each Portfolio’s performance within the context of the low yield environment that has existed over the past few years.

The Board noted that BlackRock has recently made, and continues to make, changes to the organization of BlackRock’s overall portfolio management structure designed to result in strengthened leadership teams.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Master Portfolios and the Portfolios: The Board, including the Independent Board Members, reviewed each Master Portfolio’s contractual advisory fee rate compared with the other funds in the corresponding Portfolio’s Lipper category. The contractual advisory fee rate is shown before taking into account any reimbursements or fee waivers. The Board also compared each Portfolio’s total net operating expense ratio, as well as each Master Portfolio’s actual advisory fee rate, to those of other funds in the corresponding Portfolio’s Lipper category. The total net operating expense ratio and actual advisory fee rate both give effect to any expense reimbursements or fee waivers that benefit the funds. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Master Portfolios and the Portfolios. The Board reviewed BlackRock’s profitability with respect to each Master Portfolio and Portfolio, as applicable, and other funds the Board currently oversees for the year ended December 31, 2012 compared to available aggregate profitability data provided for the two prior years. The Board reviewed BlackRock’s profitability with respect to certain other fund complexes managed by BlackRock and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by BlackRock, the types of funds managed, precision of expense allocations and business mix. As a result, comparing profitability is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management and the relative product mix.

In addition, the Board considered the cost of the services provided to the Master Portfolios and the Portfolios by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Master Portfolios and the Portfolios and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of the Master Portfolios and the Portfolios. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board.

The Board noted that the contractual advisory fee rate of each of Money Market Master Portfolio, Prime Money Market Master Portfolio and Treasury Money Market Master Portfolio ranked in the first quartile relative to the corresponding Portfolio’s Expense Peers.

The Board noted that Government Money Market Master Portfolio’s contractual advisory fee rate ranked in the second quartile relative to the corresponding Portfolio’s Expense Peers.

The Board reviewed each Master Portfolio’s/Portfolio’s expenses within the context of the low yield environment and consequent expense waivers and reimbursements. The Board also noted that BlackRock has contractually agreed to waive a portion of the advisory fees for each Master Portfolio. The Board further noted that BlackRock and its affiliates have contractually agreed to reimburse or otherwise compensate each Master Portfolio/Portfolio for the fees of the Independent Board Members, counsel to the Independent Board Members and the Master Portfolio’s/Portfolio’s independent registered public accounting firm. The Board additionally noted that, to enable each Master Portfolio and corresponding Portfolio to maintain minimum levels of daily net investment income, BlackRock and each Portfolio’s distributor have voluntarily agreed to reduce each Master Portfolio’s and Portfolio’s expenses as necessary. These waivers and reimbursements may be discontinued at any time without notice.

BLACKROCK FUNDS III	JUNE 30, 2013	59

Disclosure of Investment Advisory Agreement (concluded)

Economies of Scale

The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Master Portfolios and the Portfolios increase, as well as the existence of expense caps, as applicable. The Board also considered the extent to which the Master Portfolios and the Portfolios benefit from such economies and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Master Portfolios and the Portfolios to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the asset level of the Master Portfolios. In its consideration, the Board took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

D. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Master Portfolios and the Portfolios, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Master Portfolios and the Portfolios, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Portfolio shares if they believe that the pertinent Portfolio’s and/or Master Portfolio’s fees and expenses are too high or if they are dissatisfied with the performance of the Portfolio.

Conclusion

The Board of the Master Fund, including the Independent Board Members, unanimously approved the continuation of the Agreement between BlackRock and the Master Fund, with respect to each Master Portfolio, for a one-year term ending June 30, 2014. Based upon its evaluation of all of the aforementioned factors in their totality, the Board of the Master Fund, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of each Master Portfolio and its shareholders. The Board of the Fund, including the Independent Board Members, also considered the continuation of the Agreement with respect to each Master Portfolio and found the Agreement to be satisfactory. In arriving at its decision to approve the Agreement, the Board of the Master Fund did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Master Portfolios reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

60	BLACKROCK FUNDS III	JUNE 30, 2013

Officers and Trustees

Ronald W. Forbes, Co-Chairman of the Board and Trustee

Rodney D. Johnson, Co-Chairman of the Board and Trustee

Paul L. Audet, Trustee

David O. Beim, Trustee

Henry Gabbay, Trustee

Dr. Matina S. Horner, Trustee

Herbert I. London, Trustee

Ian A. MacKinnon, Trustee

Cynthia A. Montgomery, Trustee

Joseph P. Platt, Trustee

Robert C. Robb, Jr., Trustee

Toby Rosenblatt, Trustee

Kenneth L. Urish, Trustee

Frederick W. Winter, Trustee

John M. Perlowski, President and Chief Executive Officer

Richard Hoerner, CFA, Vice President

Brendan Kyne, Vice President

Christopher Stavrakos, CFA, Vice President

Neal Andrews, Chief Financial Officer

Jay Fife, Treasurer

Brian Kindelan, Chief Compliance Officer and Anti-Money Laundering Officer

Benjamin Archibald, Secretary

Investment Advisor

BlackRock Fund Advisors

San Francisco, CA 94105

Administrator

BlackRock Advisors LLC

Wilmington, DE 19809

Custodian, Transfer Agent and Accounting Agent

State Street Bank and Trust Company

Boston, MA 02110

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, NY 10017

Address of the Trust

400 Howard Street

San Francisco, CA 94105

BLACKROCK FUNDS III	JUNE 30, 2013	61

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Funds’ websites or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Funds’ electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1)	Access the BlackRock website at
http://www.blackrock.com/edelivery

2)	Select “eDelivery” under the “More Information” section

3)	Log into your account

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Portfolio Schedule

The Funds/Master Portfolios file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s/Master Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (202) SEC-0330. Each Fund’s/Master Portfolio’s Forms N-Q may also be obtained upon request and without charge by calling (877) 244-1544.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds/Master Portfolios use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (877) 244-1544; (2) at http://www.blackrock.com; and (3) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how each Fund/Master Portfolio voted proxies relating to securities held in the Fund’s/Master Portfolio’s portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (877) 244-1544 and (2) on the SEC’s website at http://www.sec.gov.

Shareholder Privileges

Account Information

Call us at (877) 244-1544 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

62	BLACKROCK FUNDS III	JUNE 30, 2013

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK FUNDS III	JUNE 30, 2013	63

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund’s current prospectus. An investment in a Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a Fund. Performance data quoted represents past performance and does not guarantee future results. Total return information assumes reinvestment of all distributions. Current performance may be higher or lower than the performance data quoted. For current month-end performance information, call (800) 768-2836. Each Fund’s current 7-day yield more closely reflects the current earnings of a Fund than the total returns quoted. Statements and other information herein are as dated and are subject to change.

MMF4-6/13-SAR

JUNE 30, 2013

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock CoreAlpha Bond Fund  |  of BlackRock Funds III

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	BLACKROCK COREALPHA BOND FUND	JUNE 30, 2013

Dear Shareholder

One year ago, risk assets (such as equities) were on the rise as weakening global economic data spurred increasing optimism that the world’s largest central banks would intervene to stimulate growth. This theme, along with the European Central Bank’s (“ECB’s”) firm commitment to preserve the euro currency bloc, drove most asset classes higher through the summer of 2012. The much-anticipated monetary stimulus ultimately came in September when the ECB and the US Federal Reserve announced their plans for increasing global liquidity.

Although financial markets worldwide were buoyed by these aggressive policy actions, risk assets weakened later in the fall of 2012. Global trade slowed as many European countries fell into recession and growth continued to decelerate in China. In the United States, stocks slid on lackluster corporate earnings, and volatility rose in advance of the US Presidential election. In the post-election environment, investors became increasingly concerned about the “fiscal cliff” of tax increases and spending cuts that had been scheduled to take effect at the beginning of 2013. High levels of global market volatility persisted through year-end due to fears that bipartisan gridlock would preclude a timely resolution, putting the US economy at high risk for recession. As 2013 began, the worst of the fiscal cliff was averted with a last-minute tax deal.

Investors shook off the nerve-wracking finale to 2012 and the New Year started with a powerful relief rally. Money that had been pulled to the sidelines amid year-end tax-rate uncertainty poured back into the markets in January. Key indicators signaling modest but broad-based improvements in the world’s major economies underpinned the rally. Underlying this aura of comfort was the absence of negative headlines from Europe. Global equities surged, while rising US Treasury yields pressured high quality fixed income assets. (Bond prices move inversely with yields.)

However, February brought a slowdown in global economic momentum and investors toned down their risk appetite. In the months that followed, US equities outperformed international markets, as the US economic recovery showed greater stability compared to most other regions. Slow, but positive growth in the United States was sufficient to support corporate earnings, while uncomfortably high unemployment reinforced investors’ expectations that the US Federal Reserve would keep interest rates low. US equities moved higher through the spring, with major indices notching a string of all-time highs until finally peaking in late May. Markets abruptly reversed course on May 22 when the US Federal Reserve hinted at a gradual pull-back on monetary policy accommodation. Volatility picked up considerably after this announcement and risk assets broadly slid through the remainder of the period.

Volatility has been higher in financial markets outside the United States in 2013. International equities weakened in the middle of the first quarter when political instability in Italy and a severe banking crisis in Cyprus reminded investors that the eurozone was still vulnerable to a number of macro risks. A poor outlook for European economies already mired in recession further dampened sentiment. Emerging markets significantly lagged the rest of the world as growth in these economies (particularly China and Brazil) fell short of expectations.

Despite recent weakness, most risk asset classes generated positive returns for the 6- and 12-month periods ended June 30, 2013, while high quality fixed income assets posted modestly negative results. US equities were particularly strong. International equities also performed well, although rising uncertainty in Europe resulted in less impressive gains for the last six months. Emerging markets were especially hurt by slowing growth and concerns about a shrinking global money supply. US Treasury yields remained low from a historical perspective, but were highly volatile and rose sharply in the final two months of the period amid concerns about monetary policy tightening. In this volatile rate environment, US Treasury and investment grade corporate bond prices declined. Returns on high yield and tax-exempt municipal bonds, which had benefited from supportive market conditions during most of the period, were also weighed down by the recent spike in rates. Short-term interest rates, however, remained near zero, keeping yields on money market securities near historical lows.

Market conditions remain volatile, and investors still face a number of uncertainties in the current environment. At BlackRock, we believe investors need to think globally and extend their scope across a broader array of asset classes in a portfolio that moves freely as market conditions change over time. We encourage you to talk with your financial advisor and visit www.blackrock.com for further insight about investing in today’s world.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

“Despite recent weakness, most risk asset classes generated positive returns for the 6- and 12-month periods ended June 30, 2013, while high quality fixed income assets posted modestly negative results.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of June 30, 2013
	6-month	12-month
US large cap equities (S&P 500® Index)	13.82%	20.60%
US small cap equities (Russell 2000® Index)	15.86	24.21
International equities (MSCI Europe, Australasia, Far East Index)	4.10	18.62
Emerging market equities (MSCI Emerging Markets Index)	(9.57)	2.87
3-month Treasury bill (BofA Merrill Lynch 3-Month US Treasury Bill Index)	0.04	0.11
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	(4.88)	(4.21)
US investment grade bonds (Barclays US Aggregate Bond Index)	(2.44)	(0.69)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	(2.55)	0.51
US high yield bonds (Barclays US Corporate High Yield 2% Issuer Capped Index)	1.42	9.49
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of June 30, 2013

Investment Objective

BlackRock CoreAlpha Bond Fund’s (the “Fund”), a series of BlackRock Funds III, investment objective is to seek to provide a combination of income and capital growth.

Portfolio Management Commentary

How did the Fund perform?

•

For the six-month period ended June 30, 2013, the Fund’s Institutional Shares returned (2.75)%, Investor A Shares returned (2.91)% and Investor C Shares returned (3.18)%. All of the Fund’s share classes underperformed the benchmark Barclays US Aggregate Bond Index (the “Index”), which returned (2.44)%.

•	The Fund invests all of its assets in CoreAlpha Bond Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio.

What factors influenced performance?

•

The Master Portfolio’s positioning in agency mortgage-backed securities (“MBS”) was the primary detractor from performance relative to the Index. An overweight in agency MBS hurt returns when the sector came under pressure in May after the Chairman of the US Federal Reserve first alluded to a potential tapering of its asset purchase program. Coupon selection within the Master Portfolio’s MBS allocation also had a negative impact on returns, especially in May. The Master Portfolio was biased towards 3.5% coupons as they offered more attractive risk-adjusted income; however, this segment underperformed higher-coupon issues with higher levels of refinancing risk. Also detracting from results were the Master Portfolio’s global interest rates strategies. In particular, long positions in US and Australian interest rates hurt returns when those markets sold off in June.

•

Conversely, the Master Portfolio’s positioning within credit sectors contributed positively to performance. Within industrials, an overweight to chemical companies boosted returns while an underweight to the poor-performing metals & mining segment proved to be a relative advantage. From a broader asset allocation perspective, a tactical allocation to high yield debt (which is not represented in the Index) had a positive impact on results. The Master Portfolio benefited from maintaining high yield exposure for the first five months of the period during which this segment performed well. Additionally, US Treasury relative value strategies contributed positively due to tactical trading around US Treasury auctions.

•

The Master Portfolio held derivatives during the period as part of its investment strategy. The Master Portfolio uses derivatives as a means to hedge and/or take outright views on interest rates, credit risk and/or foreign exchange positions in the portfolio. Specifically, the Master Portfolio held futures, forward contracts, credit default swaps and interest rate swaps to manage duration, yield curve positioning and as an efficient way to express sector views. The Master Portfolio’s derivatives holdings had a positive impact on performance for the period.

Describe recent portfolio activity.

•

Throughout the six-month period, the Master Portfolio actively managed duration (sensitivity to interest rate movements) while generally maintaining a long bias relative to the Index. The Master Portfolio tactically traded investment grade credits throughout the period, cautiously seeking to take advantage of relative value opportunities in industrials and financials. Also during the period, the Master Portfolio maintained an out-of-index allocation to high yield debt. The Master Portfolio tactically traded liquid developed-market currencies, seeking to capture gains on opportunities presented by relative price movements between currencies. The Master Portfolio held cash committed for pending transactions. The cash balance did not have a material impact on performance.

Describe portfolio positioning at period end.

•

At period end, the Master Portfolio remained overweight relative to the Index in non-government spread sectors and generally underweight US Treasury securities. Within spread sectors, the Master Portfolio was overweight in investment grade corporate credit, asset-backed securities and commercial mortgage-backed securities. The Master Portfolio also held out-of-index positions in high yield debt and non-agency residential MBS. With respect to currency positions, the Master Portfolio was short Australian, Canadian and New Zealand dollars versus the US dollar. The Master Portfolio ended the period with a long duration position versus the Index.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.

These views are not intended to be a forecast of future events and are no guarantee of future results.

4	BLACKROCK COREALPHA BOND FUND	JUNE 30, 2013

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, transaction costs and other operating expenses, including administration fees, if any. Institutional Shares do not have a sales charge.

[2]

The Fund invests all of its assets in the Master Portfolio. The Master Portfolio invests 80% of its assets in bonds, including obligations issued or guaranteed by the US government, its agencies or instrumentalities; mortgage-backed securities issued or guaranteed by the US government or its agencies or instrumentalities, including US agency mortgage pass-through securities; commercial mortgage-backed securities; debt obligations of US issuers; municipal securities; asset-backed securities; and US-registered dollar-denominated debt obligations of foreign issuers. The Master Portfolio may invest in bonds of any maturity or duration.

[3]	The unmanaged market-weighted index is composed of investment grade corporate bonds (rated BBB or better), mortgages and US Treasury and government agency issues with at least one year to maturity.

[4]	Commencement of operations of the Master Portfolio.

Performance Summary for the Period Ended June 30, 2013

				Average Annual Total Returns[5]
				1 Year		5 Years		Since Inception[6]
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	2.07%	2.04%	(2.75)%	(0.45)%	N/A	6.08%	N/A	4.76%	N/A
Investor A	1.73	1.70	(2.91)	(0.73)	(4.68)%	5.75	4.89%	4.42	3.97%
Investor C	0.97	0.94	(3.18)	(1.49)	(2.46)	4.96	4.96	3.64	3.64
Barclays US Aggregate Bond Index	—	—	(2.44)	(0.69)	N/A	5.19	N/A	4.54	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.

[6]	The Master Portfolio commenced operations on March 15, 2004.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[8]
	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During the Period[7]	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During the Period[7]	Annualized Expense Ratio
Institutional	$1,000.00	$972.50	$1.66	$1,000.00	$1,023.11	$1.71	0.34%
Investor A	$1,000.00	$970.90	$3.37	$1,000.00	$1,021.37	$3.46	0.69%
Investor C	$1,000.00	$968.20	$7.03	$1,000.00	$1,017.65	$7.20	1.44%

[7]

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Because the Fund invests all of its assets in the Master Portfolio, the expense example reflects the net expenses of both the Fund and the Master Portfolio.

[8]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 6 for further information on how expenses are calculated.

BLACKROCK COREALPHA BOND FUND	JUNE 30, 2013	5

About Fund Performance

•	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

•	Investor A Shares are subject to a maximum initial sales charge (front-end load) of 4.00% and a service fee of 0.25% per year (but no distribution fee).

•

Investor C Shares are subject to a 1.00% contingent deferred sales charge (“CDSC”) if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year.

Prior to February 28, 2011 for Institutional Shares and prior to April 30, 2012 for Investor A and Investor C Shares, the performance of the classes is based on the returns of the Master Portfolio in which the Fund invests all of its assets for each period since March 15, 2004, the commencement of the Master Portfolio’s operations, adjusted to reflect the estimated annual fund fees and operating expenses of each respective share class of the Fund.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance tables on the previous page assume reinvestment of all dividends and distributions, if any, at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The Fund’s administrator waived a portion of the Fund’s expenses. Without such waiver, the Fund’s performance would have been lower. The standardized 30-day yield includes the effects of waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including administration fees, service and distribution fees, including 12b-1 fees and other Fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on January 1, 2013 and held through June 30, 2013) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

6	BLACKROCK COREALPHA BOND FUND	JUNE 30, 2013

Derivative Financial Instruments

The Master Portfolio may invest in various derivative financial instruments, including financial futures contracts, foreign currency exchange contracts, options and swaps, as specified in Note 4 of the Master Portfolio’s Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market, credit, interest rate, foreign currency exchange rate and/or other risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Master Portfolio’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require the Master Portfolio to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Master Portfolio can realize on an investment, may result in lower dividends paid to shareholders or may cause the Master Portfolio to hold an investment that it might otherwise sell. The Master Portfolio’s investments in these instruments are discussed in detail in the Master Portfolio’s Notes to Financial Statements.

BLACKROCK COREALPHA BOND FUND	JUNE 30, 2013	7

Statement of Assets and Liabilities	BlackRock CoreAlpha Bond Fund

June 30, 2013 (Unaudited)

Assets
Investments at value — Master Portfolio (cost — $100,396,016)	$99,707,724
Capital shares sold receivable	200,022

Total assets	99,907,746

Liabilities
Contributions payable to the Master Portfolio	168,989
Capital shares redeemed payable	31,033
Income dividends payable	52,505
Administration fees payable	6,144
Service fees payable	242
Professional fees payable	10,425

Total liabilities	269,338

Net Assets	$99,638,408

Net Assets Consist of
Paid-in capital	$100,323,763
Distributions in excess of net investment income	(379,021)
Accumulated net realized gain allocated from the Master Portfolio	381,958
Net unrealized appreciation/depreciation allocated from the Master Portfolio	(688,292)

Net Assets	$99,638,408

Net Asset Value
Institutional — Based on net assets of $99,189,421 and 9,635,745 shares outstanding, unlimited number of shares authorized, no par value	$10.29

Investor A — Based on net assets of $184,027 and 17,880 shares outstanding, unlimited number of shares authorized, no par value	$10.29

Investor C — Based on net assets of $264,960 and 25,749 shares outstanding, unlimited number of shares authorized, no par value	$10.29

See Notes to Financial Statements.

8	BLACKROCK COREALPHA BOND FUND	JUNE 30, 2013

Statement of Operations	BlackRock CoreAlpha Bond Fund

Six Months Ended June 30, 2013 (Unaudited)

Investment Income
Net investment income allocated from the Master Portfolio:
Interest	$1,254,176
Income — affiliated	6,721
Dividends	6,388
Securities lending — affiliated — net	8,352
Expenses	(126,336)
Fees waived	2,322

Total income	1,151,623

Fund Expenses
Administration — Institutional	50,684
Administration — Investor A	167
Administration — Investor C	269
Service — Investor A	209
Service and distribution — Investor C	1,344
Professional	9,391
Miscellaneous	325

Total expenses	62,389
Less fees waived and/or reimbursed by administrator	(9,391)

Total expenses after fees waived	52,998

Net investment income	1,098,625

Realized and Unrealized Gain (Loss) Allocated from the Master Portfolio
Net realized loss from investments, financial futures contracts, swaps, options written and foreign currency transactions	(111,405)
Net change in unrealized appreciation/depreciation on investments, financial futures contracts, swaps, options written and foreign currency translations	(3,550,445)

Total realized and unrealized loss	(3,661,850)

Net Decrease in Net Assets Resulting from Operations	$(2,563,225)

See Notes to Financial Statements.

BLACKROCK COREALPHA BOND FUND	JUNE 30, 2013	9

Statements of Changes in Net Assets	BlackRock CoreAlpha Bond Fund

Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012

Operations
Net investment income	$1,098,625	$1,922,464
Net realized gain (loss)	(111,405)	203,767
Net change in unrealized appreciation/depreciation	(3,550,445)	1,922,175

Net increase (decrease) in net assets resulting from operations	(2,563,225)	4,048,406

Dividends and Distributions to Shareholders From
Net investment income:
Institutional	(1,338,316)	(2,083,770)[1]
Investor A	(1,907)	(1,007)[1]
Investor C	(2,062)	(1,418)[1]
Tax return of capital:
Institutional	—	(206,071)[1]
Investor A	—	(134)[1]
Investor C	—	(142)[1]

Decrease in net assets resulting from dividends and distributions to shareholders	(1,342,285)	(2,292,542)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(6,916,901)	49,455,150

Net Assets
Total increase (decrease) in net assets	(10,822,411)	51,211,014
Beginning of period	110,460,819	59,249,805

End of period	$99,638,408	$110,460,819

Distributions in excess of net investment income	$(379,021)	$(135,361)

[1]	Dividends and distributions are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

10	BLACKROCK COREALPHA BOND FUND	JUNE 30, 2013

Financial Highlights	BlackRock CoreAlpha Bond Fund

	Institutional
	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012		Period February 28, 2011[1] to December 31, 2011

Per Share Operating Performance
Net asset value, beginning of period	$10.72	$10.50		$10.00

Net investment income[2]	0.13	0.24		0.25
Net realized and unrealized gain (loss)	(0.42)	0.26		0.52

Net increase (decrease) from investment operations	(0.29)	0.50		0.77

Dividends and distributions from:
Net investment income	(0.14)	(0.25)[3]		(0.26)[3]
Tax return of capital	—	(0.03)[3]		(0.01)[3]

Total dividends and distributions.	(0.14)	(0.28)		(0.27)

Net asset value, end of period	$10.29	$10.72		$10.50

Total Investment Return[4]
Based on net asset value	(2.75)%[5]	4.82%		7.80%	[5]

Ratios to Average Net Assets[6]
Total expenses	0.36% [7,8]	0.37%	[7]	0.44%	[8,9]

Total expenses after fees waived	0.34% [7,8]	0.34%	[7]	0.35%	[8,9]

Net investment income	2.47% [7,8]	2.22%	[7]	2.93%	[8,9]

Supplemental Data
Net assets, end of period (000)	$99,189	$110,020		$59,250

Portfolio turnover of the Master Portfolio	657%	2,128%		1,646%	[10]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.

[7]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.

[8]	Annualized.

[9]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.01%.

[10]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 1,510%.

See Notes to Financial Statements.

BLACKROCK COREALPHA BOND FUND	JUNE 30, 2013	11

Financial Highlights (continued)	BlackRock CoreAlpha Bond Fund

	Investor A
	Six Months Ended June 30, 2013 (Unaudited)	Period April 30, 2012[1]to December 31, 2012

Per Share Operating Performance
Net asset value, beginning of period	$10.72	$10.55

Net investment income[2]	0.11	0.12
Net realized and unrealized gain (loss)	(0.42)	0.22

Net increase (decrease) from investment operations	(0.31)	0.34

Dividends and distributions from:
Net investment income	(0.12)	(0.15)[3]
Tax return of capital	—	(0.02)[3]

Total dividends and distributions.	(0.12)	(0.17)

Net asset value, end of period	$10.29	$10.72

Total Investment Return[4,5]
Based on net asset value	(2.91)%	3.25%

Ratios to Average Net Assets[6,7]
Total expenses	0.72% [8]	0.72%	[9]

Total expenses after fees waived	0.69% [8]	0.70%	[9]

Net investment income	2.12% [8]	1.80%	[9]

Supplemental Data
Net assets, end of period (000)	$184	$168

Portfolio turnover of the Master Portfolio	657%	2,128%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.

[7]	Annualized.

[8]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.

[9]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.01%.

See Notes to Financial Statements.

12	BLACKROCK COREALPHA BOND FUND	JUNE 30, 2013

Financial Highlights (concluded)	BlackRock CoreAlpha Bond Fund

	Investor C
	Six Months Ended June 30, 2013 (Unaudited)	Period April 30, 2012[1] to December 31, 2012

Per Share Operating Performance
Net asset value, beginning of period	$10.71	$10.55

Net investment income[2]	0.07	0.06
Net realized and unrealized gain (loss)	(0.41)	0.21

Net increase (decrease) from investment operations	(0.34)	0.27

Dividends and distributions from:
Net investment income	(0.08)	(0.10)[3]
Tax return of capital	—	(0.01)[3]

Total dividends and distributions	(0.08)	(0.11)

Net asset value, end of period	$10.29	$10.71

Total Investment Return[4,5]
Based on net asset value	(3.18)%	2.61%

Ratios to Average Net Assets[6,7]
Total expenses	1.46% [8]	1.46%	[9]

Total expenses after fees waived	1.44% [8]	1.44%	[9]

Net investment income	1.37% [8]	1.04%	[9]

Supplemental Data
Net assets, end of period (000)	$265	$273

Portfolio turnover of the Master Portfolio	657%	2,128%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.

[7]	Annualized.

[8]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.

[9]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.01%.

See Notes to Financial Statements.

BLACKROCK COREALPHA BOND FUND	JUNE 30, 2013	13

Notes to Financial Statements (Unaudited)	BlackRock CoreAlpha Bond Fund

1. Organization:

BlackRock CoreAlpha Bond Fund (the “Fund”), a series of BlackRock Funds III (the “Trust”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Trust is organized as a Delaware statutory trust. The Fund seeks to achieve its investment objective by investing all of its assets in CoreAlpha Bond Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio (“MIP”), which has the same investment objective and strategies as the Fund. The value of the Fund’s investment in the Master Portfolio reflects the Fund’s proportionate interest in the net assets of the Master Portfolio. The performance of the Fund is directly affected by the performance of the Master Portfolio. The percentage of the Master Portfolio owned by the Fund at June 30, 2013 was 3.31%. The financial statements of the Master Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements. The Fund offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with a front-end sales charge. Investor C Shares may be subject to a CDSC. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A and Investor C Shares bear certain expenses related to the shareholder servicing of such shares and Investor C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

2. Significant Accounting Policies:

The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund:

Valuation: US GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial statements. The Fund’s policy is to fair value its financial instruments at market value. The Fund records its investment in the Master Portfolio at fair value based on the Fund’s proportionate interest in the net assets of the

Master Portfolio. Valuation of securities held by the Master Portfolio is discussed in Note 2 of the Master Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

Investment Transactions and Investment Income: For financial reporting purposes, contributions to and withdrawals from the Master Portfolio are accounted on a trade date basis. The Fund records daily its proportionate share of the Master Portfolio’s income, expenses and realized and unrealized gains and losses. Realized and unrealized gains and losses are adjusted utilizing partnership tax allocation rules. In addition, the Fund accrues its own expenses. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. The portion of distributions that exceeds the Fund’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. Distributions in excess of the Fund’s taxable income and net capital gains, but not in excess of the Fund’s earnings and profits, will be taxable to shareholders as ordinary income and will not constitute a nontaxable return of capital. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for the year ended December 31, 2012 and period ended December 31, 2011. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses pro rated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

14	BLACKROCK COREALPHA BOND FUND	JUNE 30, 2013

Notes to Financial Statements (continued)

3. Administration Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Trust, on behalf of the Fund, entered into an Administration Agreement with BlackRock Advisors, LLC (“BAL”), which has agreed to provide general administration services (other than investment advice and related portfolio activities). BAL, in consideration thereof, has agreed to bear all of the Fund’s ordinary operating expenses, excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the Fund. BAL is entitled to receive for these administration services an annual fee of 0.10% based on the average daily net assets of Institutional Shares and 0.20% of the average daily net assets of Investor A and Investor C Shares.

From time to time, BAL may waive such fees in whole or in part. Any such waiver will reduce the expenses of the Fund and, accordingly, have a favorable impact on its performance. BAL may delegate certain of its administration duties to sub-administrators.

The fees and expenses of the Fund’s trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and the Trust’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Fund. BAL has contractually agreed to provide an offsetting credit against the administration fees paid by the Fund in an amount equal to the independent expenses through April 30, 2014.

The Trust, on behalf of the Fund, entered into a Distribution Agreement and Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of BlackRock. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

	Service Fees	Distribution Fees
Investor A	0.25%	—
Investor C	0.25%	0.75%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Investor A and Investor C shareholders.

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates.

4. Income Tax Information:

At December 31, 2012, the Fund had a capital loss carryforward available to offset future realized capital gains of $39,766. This capital loss carryforward has no expiration date.

BLACKROCK COREALPHA BOND FUND	JUNE 30, 2013	15

Notes to Financial Statements (concluded)	BlackRock CoreAlpha Bond Fund

5. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended June 30, 2013		Year Ended December 31, 2012
	Shares	Amount	Shares	Amount
Institutional
Shares sold	2,441,544	$25,691,491	5,419,465	$57,431,644
Shares issued to shareholders in reinvestment of dividends and distributions	80,445	850,816	114,425	1,219,007
Shares redeemed	(3,151,943)	(33,485,451)	(911,492)	(9,635,206)

Net increase (decrease)	(629,954)	$(6,943,144)	4,622,398	$49,015,445

			Period April 30, 2012[1] to December 31, 2012
Investor A
Shares sold	5,088	$53,807	16,140	$172,594
Shares issued to shareholders in reinvestment of dividends and distributions	144	1,524	99	1,061
Shares redeemed	(2,998)	(31,677)	(593)	(6,347)

Net increase	2,234	$23,654	15,646	$167,308

Investor C
Shares sold	13,417	$143,213	30,070	$321,558
Shares issued to shareholders in reinvestment of dividends and distributions	188	1,987	145	1,558
Shares redeemed	(13,353)	(142,611)	(4,718)	(50,719)

Net increase	252	$2,589	25,497	$272,397

Total Net Increase (Decrease)	(627,468)	$(6,916,901)	4,663,541	$49,455,150

[1]	Commencement of operations.

At June 30, 2013, 1,937 and 1,924 shares of Investor A Shares and Investor C Shares, respectively, of the Fund were owned by affiliates.

6. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

16	BLACKROCK COREALPHA BOND FUND	JUNE 30, 2013

Master Portfolio Information	CoreAlpha Bond Master Portfolio

As of June 30, 2013

Portfolio Composition	Percent of Long-Term Investments

US Government Sponsored Agency Securities	44%
Corporate Bonds	24
US Treasury Obligations	15
Asset-Backed Securities	11
Non-Agency Mortgage-Backed Securities	4
Foreign Agency Obligations	1
Taxable Municipal Bonds	1

Credit Quality Allocation[1]	Percent of Long-Term Investments

AAA/Aaa[2]	68%
AA/Aa	5
A	15
BBB/Baa	10
BB/Ba	1
CCC/Caa	1

[1]	Using the higher of Standard & Poor’s (“S&P’s”) or Moody’s Investors Service ratings.

[2]	Includes US Government Sponsored Agency Securities and US Treasury Obligations, which were deemed AAA/Aaa by the investment advisor.

BLACKROCK COREALPHA BOND FUND	JUNE 30, 2013	17

Schedule of Investments June 30, 2013 (Unaudited)	CoreAlpha Bond Master Portfolio (Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)		Value
Access Group, Inc. (a):
Series 2005-1, Class A2, 0.38%, 3/23/20	USD	4,057	$4,039,924
Series 2005-A, Class A2, 0.50%, 4/27/26		3,014	2,985,827
ACE Securities Corp., Series 2005-AG1, Class A2D, 0.55%, 8/25/35 (a)		3,047	2,800,470
Ally Auto Receivables Trust 2009-B, Series 2009-B, Class B, 3.67%, 3/16/15 (b)		2,039	2,061,761
AmeriCredit Automobile Receivables Trust:
Series 2010-1, Class C, 5.19%, 8/17/15		2,371	2,426,071
Series 2010-1, Class D, 6.65%, 7/17/17		1,500	1,573,461
Series 2010-4, Class D, 4.20%, 11/08/16		2,600	2,700,326
Series 2011-1, Class C, 2.85%, 8/08/16		5,100	5,207,840
Series 2011-1, Class D, 4.26%, 2/08/17		3,895	4,073,870
Series 2011-2, Class D, 4.00%, 5/08/17		1,700	1,765,753
Series 2011-3, Class C, 2.86%, 1/09/17		1,900	1,950,360
Ameriquest Mortgage Securities, Inc., Series 2005-R6, Class A2, 0.39%, 8/25/35 (a)		322	314,913
Asset-Backed Funding Corp. Certificates (a):
Series 2005-HE2, Class M1, 0.91%, 6/25/35		154	154,255
Series 2005-OPT1, Class A1SS, 0.44%, 7/25/35		106	105,716
BA Credit Card Trust (a):
Series 2006-C5, Class C5, 0.59%, 1/15/16		5,805	5,802,295
Series 2008-C5, Class C5, 4.94%, 3/15/16		8,400	8,505,487
BNC Mortgage Loan Trust, Series 2007-4, Class A3A, 0.44%, 11/25/37 (a)		815	799,395
Capital One Multi-Asset Execution Trust, Series 2003-C3, Class C3, 2.44%, 7/15/16 (a)		1,100	1,102,439

Asset-Backed Securities	Par (000)		Value
Carrington Mortgage Loan Trust, Series 2007-FRE1, Class A1, 0.31%, 2/25/37 (a)	USD	367	$365,896
CFC LLC, Series 2013-1A, Class A, 1.65%, 7/17/17 (b)		3,809	3,796,460
Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2003-5, Class 1A4, 4.40%, 2/25/30		281	281,510
CIT Mortgage Loan Trust, Series 2007-1, Class 2A2, 1.44%, 10/25/37 (a)(b)		12,308	12,253,367
Citigroup Mortgage Loan Trust, Inc., Series 2007-WFH2, Class A2, 0.34%, 3/25/37 (a)		964	961,696
Countrywide Asset-Backed Certificates:
Series 2005-4, Class MV1, 0.65%, 10/25/35 (a)		1,728	1,725,535
Series 2005-14, Class 3A2, 0.43%, 4/25/36 (a)		1,349	1,340,429
Series 2005-8, Class M1, 0.66%, 12/25/35 (a)		3,700	3,589,355
Series 2006-20, Class 2A2, 0.31%, 4/25/47 (a)		79	78,550
Series 2006-22, Class 2A2, 0.30%, 5/25/47 (a)		37	37,303
Series 2006-25, Class 2A2, 0.31%, 6/25/47 (a)		1,810	1,797,765
Series 2007-4, Class A1B, 5.81%, 2/25/27		19	18,874
Series 2007-12, Class 2A1, 0.54%, 8/25/47 (a)		929	925,005
CPS Auto Receivables Trust, Series 2011-B, Class B, 5.68%, 9/17/18 (b)		1,720	1,803,385
DT Auto Owner Trust, Series 2011-2A, Class C, 3.05%, 2/16/16 (b)		285	285,520
Ellington Loan Acquisition Trust, Series 2007-1, Class A2A1, 1.19%, 5/26/37 (a)(b)		967	966,564
Exeter Automobile Receivables Trust, Series 2013-1A, Class A, 1.29%, 10/16/17 (b)		4,423	4,400,123

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedule of Investments, the names and descriptions of some of many of the securities and currencies have been abbreviated according to the following list.

AUD        Australian Dollar

BRL         Brazilian Real

CAD        Canadian Dollar

CZK         Czech Koruna

EUR        Euro

EURIBOREuro Interbank Offered Rate

GBP        British Pound

GO          General Obligation

HUF        Hungarian Forint

INR         Indian Rupee

JPY          Japanese Yen

KRW        South Korean Won

LIBOR   London Interbank Offered Rate

MXN     Mexican Peso

NOK     Norwegian Kroner

NZD     New Zealand Dollar

PLN      Polish Zloty

RUB     Russian Ruble

SEK      Swedish Krona

SGD     Singapore Dollar

TRY      Turkish Lira

USD     US Dollar

ZAR      South African Rand

See Notes to Financial Statements.

18	BLACKROCK COREALPHA BOND FUND	JUNE 30, 2013

Schedule of Investments (continued)	CoreAlpha Bond Master Portfolio (Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)		Value
First Franklin Mortgage Loan Asset-Backed Certificates (a):
Series 2004-FF10, Class A3, 0.73%, 9/25/34	USD	108	$107,785
Series 2005-FF4, Class M1, 0.62%, 5/25/35		1,958	1,919,124
Series 2005-FF10, Class A4, 0.51%, 11/25/35		1,408	1,353,232
First Investors Auto Owner Trust, Series 2013-1A, Class A2, 0.90%, 10/15/18 (b)		3,880	3,859,251
HLSS Servicer Advance Receivables Backed Notes (b):
Series 2013-T1, Class A1, 0.90%, 1/15/44		12,200	12,157,300
Series 2013-T1, Class B1, 1.25%, 1/15/44		1,900	1,896,390
Series 2013-T2, Class A2, 1.15%, 5/16/44		5,200	5,187,780
Series 2013-T2, Class C2, 1.84%, 5/16/44		1,000	999,700
Series 2013-T2, Class D2, 2.39%, 5/16/44		750	749,775
Iowa Student Loan Liquidity Corp., Series 2005-1, Class A2, 0.37%, 3/25/22 (a)		11,189	11,129,351
JPMorgan Mortgage Acquisition Corp., Series 2006-CH1, Class A3, 0.30%, 7/25/36 (a)		424	423,828
Keycorp Student Loan Trust (a):
Series 2005-A, Class 2A3, 0.51%, 9/28/26		4,612	4,555,185
Series 2006-A, Class 2A3, 0.47%, 6/27/29		13,952	13,713,303
Long Beach Mortgage Loan Trust, Series 2005-WL1, Class M2, 1.02%, 6/25/35 (a)		1,372	1,325,667
MASTR Asset-Backed Securities Trust, Series 2006-FRE1, Class A3, 0.37%, 12/25/35 (a)		1,631	1,620,480
The National Collegiate Student Loan Trust (a):
Series 2004-1, Class A2, 0.53%, 6/25/27		3,917	3,821,356
Series 2005-1, Class A3, 0.33%, 10/26/26		2,375	2,350,571
Series 2005-2, Class A3, 0.38%, 2/25/28		6,263	6,098,469
Series 2005-3, Class A3, 0.43%, 7/25/28		5,453	5,291,661
Series 2006-1, Class A3, 0.38%, 5/25/26		1,347	1,312,564
Series 2006-2, Class A2, 0.34%, 7/25/26		9,988	9,681,147
Series 2007-4, Class A2A3, 3.70%, 12/26/25		3,775	3,769,111
Nationstar Agency Advance Funding Trust, Series 2013-T1A, Class AT1, 1.00%, 2/15/45 (b)		1,650	1,634,325
Nationstar Mortgage Advance Receivable Trust, Series 2013-T1A, Class A1, 1.08%, 6/20/44 (b)		16,100	16,099,903

Asset-Backed Securities	Par (000)		Value
New Century Home Equity Loan Trust, Series 2005-3, Class A2D, 0.57%, 7/25/35 (a)	USD	1,680	$1,676,169
Park Place Securities, Inc., Series 2005-WCW3, Class A2C, 0.57%, 8/25/35 (a)		5,018	4,840,852
RAAC Series, Series 2006-SP3, Class A2, 0.36%, 8/25/36 (a)		2,021	2,014,689
RASC Trust, Series 2005-AHL3, Class A2, 0.43%, 11/25/35 (a)		4,106	3,989,442
Residential Asset Mortgage Products, Inc., Series 2005-RS6, Class M1, 0.69%, 6/25/35 (a)		4,300	4,216,872
Santander Consumer Acquired Receivables Trust (b):
Series 2011-S1A, Class D, 3.15%, 8/15/16		2,181	2,197,293
Series 2011-WO, Class C, 3.19%, 10/15/15		11,600	11,794,636
Santander Drive Auto Receivables Trust:
Series 2010-2, Class C, 3.89%, 7/17/17		1,225	1,257,273
Series 2010-3, Class C, 3.06%, 11/15/17		4,310	4,413,367
Series 2010-B, Class C, 3.02%, 10/17/16 (b)		13,159	13,314,846
Series 2011-1, Class C, 3.11%, 5/16/16		5,000	5,063,035
Series 2011-1, Class D, 4.01%, 2/15/17		14,720	15,237,437
Series 2011-3, Class B, 2.50%, 12/15/15		1,155	1,169,256
Series 2011-3, Class D, 4.23%, 5/15/17		3,900	4,033,294
Series 2011-S1A, Class D, 3.10%, 5/15/17 (b)		3,561	3,569,387
Series 2011-S2A, Class C, 2.86%, 6/15/17 (b)		40	40,375
Series 2011-S2A, Class D, 3.35%, 6/15/17 (b)		599	601,784
Series 2012-2, Class B, 2.09%, 8/15/16		2,900	2,935,331
Series 2012-4, Class B, 1.83%, 3/15/17		1,300	1,312,727
SLC Student Loan Trust, Series 2009-AA, Class A, 4.75%, 6/15/33 (a)(b)		10,358	9,681,614
SLM Private Credit Student Loan Trust, Series 2003-A, Class A2, 0.71%, 9/15/20 (a)		13,832	13,621,682
SLM Private Education Loan Trust (a)(b):
Series 2012-A, Class A1, 1.59%, 8/15/25		951	961,207
Series 2013-B, Class A1, 0.84%, 7/15/22		11,528	11,489,861
SLM Student Loan Trust (a):
Series 2004-A, Class A2, 0.47%, 3/16/20		8,354	8,240,431

See Notes to Financial Statements.

BLACKROCK COREALPHA BOND FUND	JUNE 30, 2013	19

Schedule of Investments (continued)	CoreAlpha Bond Master Portfolio (Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)		Value
SLM Student Loan Trust (a) (concluded):
Series 2004-B, Class A2, 0.47%, 6/15/21	USD	1,203	$1,179,507
Series 2005-A, Class A2, 0.41%, 12/15/20		2,948	2,926,419
Series 2006-B, Class A3, 0.41%, 12/15/22		1,218	1,213,473
Series 2006-C, Class A3, 0.40%, 6/15/21		7,892	7,829,609
Series 2009-CT, Class 1A, 2.35%, 4/15/39 (b)		2,896	2,904,727
Series 2009-CT, Class 2A, 2.04%, 4/15/39 (b)		3,763	3,766,254
Series 2009-D, Class A, 3.50%, 8/17/43 (b)		12,263	11,588,080
Series 2010-A, Class 1A, 3.20%, 5/16/44 (b)		4,721	4,893,791
Series 2011-A, Class A1, 1.19%, 10/15/24 (b)		14,194	14,244,672
Series 2011-B, Class A1, 1.04%, 12/16/24 (b)		783	783,733
Series 2012-B, Class A1, 1.29%, 12/15/21 (b)		6,299	6,327,777
Series 2012-D, Class A1, 1.24%, 6/15/23 (b)		1,344	1,347,576
Series 2012-E, Class A1, 0.94%, 10/16/23 (b)		7,407	7,412,413
Series 2013-A, Class A1, 0.79%, 8/15/22 (b)		8,085	8,036,180
Terwin Mortgage Trust:
Series 2005-12AL, Class AF2, 4.65%, 7/25/36		26	25,810
Series 2006-5, Class 2A2, 0.40%, 6/25/37 (a)(b)		5,408	4,996,303
Westlake Automobile Receivables Trust, Series 2011-1A, Class B, 2.60%, 10/15/14 (b)		2,010	2,013,650
Total Asset-Backed Securities — 13.4%			403,217,592

Corporate Bonds
Aerospace & Defense — 0.4%
L-3 Communications Corp.:
3.95%, 11/15/16		1,250	1,320,406
4.75%, 7/15/20		1,600	1,678,091
4.95%, 2/15/21 (c)		1,115	1,177,296
Lockheed Martin Corp.:
3.35%, 9/15/21		1,649	1,640,958
4.85%, 9/15/41		2,000	1,952,684
4.07%, 12/15/42		1,592	1,390,004
Precision Castparts Corp., 2.50%, 1/15/23		1,225	1,143,646
Raytheon Co., 4.70%, 12/15/41		2,100	2,097,646

			12,400,731
Air Freight & Logistics — 0.0%
United Parcel Service, Inc., 4.88%, 11/15/40		400	422,992
Auto Components — 0.0%
Lear Corp., 4.75%, 1/15/23 (b)(c)		1,000	950,000

Corporate Bonds	Par (000)		Value
Beverages — 0.7%
Anheuser-Busch InBev Worldwide, Inc., 2.50%, 7/15/22	USD	7,400	$6,908,625
Bottling Group Llc, 5.13%, 1/15/19		1,100	1,252,449
Diageo Capital Plc, 0.63%, 4/29/16		2,800	2,773,607
Diageo Finance BV, 3.25%, 1/15/15		2,000	2,077,888
Dr Pepper Snapple Group, Inc., 2.90%, 1/15/16		1,250	1,301,453
PepsiCo, Inc.:
2.75%, 3/01/23		3,400	3,216,998
4.88%, 11/01/40		1,000	1,020,959
3.60%, 8/13/42		2,000	1,698,768

			20,250,747
Biotechnology — 0.6%
Amgen, Inc., 2.30%, 6/15/16		3,240	3,327,357
Biogen Idec, Inc., 6.88%, 3/01/18		5,328	6,336,324
Celgene Corp.:
3.95%, 10/15/20		4,000	4,143,796
3.25%, 8/15/22		1,900	1,801,998
Genentech, Inc., 4.75%, 7/15/15		625	674,267
Gilead Sciences, Inc., 3.05%, 12/01/16		1,400	1,479,828

			17,763,570
Capital Markets — 1.9%
The Bank of New York Mellon Corp.:
0.70%, 3/04/16		4,600	4,552,404
4.50%, 12/31/49 (a)		1,264	1,188,160
The Bear Stearns Cos., Inc:
5.70%, 11/15/14		800	852,234
6.40%, 10/02/17		2,500	2,883,613
Credit Suisse First Boston USA, Inc., 5.13%, 1/15/14 (c)		1,400	1,435,172
The Goldman Sachs Group, Inc.:
5.95%, 1/18/18		3,700	4,139,708
6.15%, 4/01/18		1,500	1,690,260
7.50%, 2/15/19		1,200	1,425,089
5.75%, 1/24/22		1,400	1,544,218
3.63%, 1/22/23 (c)		10,200	9,759,085
6.75%, 10/01/37		3,400	3,482,838
6.25%, 2/01/41		3,050	3,449,501
Morgan Stanley:
2.88%, 7/28/14		3,400	3,462,798
6.00%, 4/28/15		1,400	1,501,030
1.75%, 2/25/16 (c)		3,000	2,972,007
6.25%, 8/28/17		1,500	1,672,638
5.63%, 9/23/19		3,000	3,224,493
3.75%, 2/25/23		7,500	7,172,122
4.10%, 5/22/23		2,900	2,679,365

			59,086,735
Chemicals — 0.4%
Ecolab, Inc., 1.00%, 8/09/15		2,900	2,896,862
LyondellBasell Industries NV, 6.00%, 11/15/21		4,800	5,393,789
RPM International, Inc., 6.13%, 10/15/19		2,453	2,817,300

			11,107,951
Commercial Banks — 1.1%
ANZ New Zealand Int’l Ltd/London, 1.13%, 3/24/16 (b)		2,500	2,480,475
Bank of Nova Scotia, 0.95%, 3/15/16		4,200	4,180,571

See Notes to Financial Statements.

20	BLACKROCK COREALPHA BOND FUND	JUNE 30, 2013

Schedule of Investments (continued)	CoreAlpha Bond Master Portfolio (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Commercial Banks (concluded)
Export-Import Bank of Korea, 4.00%, 1/29/21	USD	1,446	$1,434,010
Fifth Third Bank/Cincinnati OH, 0.90%, 2/26/16		2,900	2,860,334
HSBC Bank USA NA, 5.88%, 11/01/34		1,700	1,808,752
HSBC Holdings Plc, 6.50%, 9/15/37		1,700	1,889,871
JPMorgan Chase Bank NA, Series BKNT, 6.00%, 10/01/17		800	911,273
Royal Bank of Canada, 0.85%, 3/08/16		4,600	4,576,080
US Bancorp, 2.20%, 11/15/16		4,000	4,102,988
Wachovia Bank NA, 6.00%, 11/15/17		5,400	6,162,015

			30,406,369
Commercial Services & Supplies — 0.0%
Catholic Health Initiatives, 4.35%, 11/01/42		1,600	1,457,075
Communications Equipment — 0.1%
Omnicom Group, Inc., 4.45%, 8/15/20		2,700	2,805,324
Computers & Peripherals — 0.4%
Apple, Inc., 2.40%, 5/03/23		4,400	4,080,842
EMC Corp., 2.65%, 6/01/20		4,500	4,436,005
Hewlett-Packard Co., 4.75%, 6/02/14		2,900	2,990,782

			11,507,629
Consumer Finance — 0.4%
American Express Co., 2.65%, 12/02/22		5,520	5,096,710
American Express Credit Co., 2.75%, 9/15/15		2,600	2,696,884
Caterpillar Financial Services Corp., 0.70%, 2/26/16		3,600	3,566,782

			11,360,376
Containers & Packaging — 0.1%
Rock-Tenn Co.:
4.45%, 3/01/19 (c)		1,750	1,852,834
4.90%, 3/01/22		1,900	1,958,273

			3,811,107
Diversified Financial Services — 3.4%
American Express Credit Corp., 2.38%, 3/24/17 (c)		3,000	3,062,643
Associates Corp. of North America, 6.95%, 11/01/18		964	1,141,666
Bank of America Corp.:
4.50%, 4/01/15		4,300	4,510,382
3.70%, 9/01/15		1,000	1,042,415
3.75%, 7/12/16		2,400	2,515,879
5.49%, 3/15/19		1,500	1,617,360
5.70%, 1/24/22		3,500	3,885,157
3.30%, 1/11/23		11,200	10,585,646
5.88%, 2/07/42		750	838,508
Citigroup, Inc.:
6.50%, 8/19/13		1,400	1,410,339
6.38%, 8/12/14		1,400	1,477,392
4.45%, 1/10/17		4,200	4,497,318
6.13%, 11/21/17		1,000	1,136,549
8.50%, 5/22/19		1,600	2,016,043
3.38%, 3/01/23 (c)		2,600	2,487,196
3.50%, 5/15/23		2,700	2,424,956
6.13%, 8/25/36		800	783,271
8.13%, 7/15/39		3,300	4,358,439
5.88%, 1/30/42		350	385,103

Corporate Bonds	Par (000)		Value
Diversified Financial Services (concluded)
Ford Motor Credit Co. LLC:
3.88%, 1/15/15	USD	2,900	$2,989,158
1.70%, 5/09/16		2,800	2,754,318
5.88%, 8/02/21		3,800	4,142,950
4.25%, 9/20/22 (c)		3,200	3,145,171
General Electric Capital Corp.:
2.25%, 11/09/15		2,000	2,049,478
4.38%, 9/16/20		4,000	4,234,480
4.63%, 1/07/21		1,600	1,709,453
6.75%, 3/15/32		500	599,513
6.88%, 1/10/39		1,000	1,232,401
Jefferies Group LLC, 5.13%, 1/20/23 (c)		940	932,752
JPMorgan Chase & Co.:
1.13%, 2/26/16 (c)		4,500	4,433,931
2.00%, 8/15/17		4,100	4,069,029
3.25%, 9/23/22		2,600	2,468,445
3.20%, 1/25/23 (c)		10,900	10,347,446
3.38%, 5/01/23		1,800	1,676,088
5.60%, 7/15/41		1,000	1,076,154
5.15%, 12/31/49 (a)		1,825	1,738,312
Merrill Lynch & Co., Inc.:
6.88%, 4/25/18		550	633,008
6.11%, 1/29/37		1,300	1,279,672

			101,688,021
Diversified Telecommunication Services — 1.3%
Alltel Corp., 7.00%, 3/15/16		2,500	2,866,420
AT&T, Inc.:
2.40%, 8/15/16		1,250	1,288,203
3.00%, 2/15/22		11,700	11,243,957
6.55%, 2/15/39		2,000	2,296,520
5.35%, 9/01/40		1,231	1,245,574
5.55%, 8/15/41		5,000	5,206,025
4.35%, 6/15/45		2,632	2,289,916
CC Holdings GS V LLC/Crown Castle GS III Corp., 3.85%, 4/15/23		4,250	4,007,563
Embarq Corp., 8.00%, 6/01/36		1,000	1,055,146
Lynx I Corp., 5.38%, 4/15/21 (b)		1,225	1,231,125
Verizon Communications, Inc.:
8.75%, 11/01/18		1,300	1,694,342
6.90%, 4/15/38		900	1,106,325
7.35%, 4/01/39		1,700	2,192,905
4.75%, 11/01/41		2,100	1,997,278

			39,721,299
Electric Utilities — 1.6%
Commonwealth Edison Co.:
4.70%, 4/15/15		1,000	1,064,448
5.88%, 2/01/33		3,500	4,153,758
Duke Energy Corp.:
2.15%, 11/15/16		2,100	2,148,514
5.05%, 9/15/19		2,000	2,238,386
Florida Power Corp., 3.85%, 11/15/42		2,500	2,185,995
MidAmerican Energy Holdings Co., 5.75%, 4/01/18		6,550	7,603,869
Mississippi Power Co., 4.25%, 3/15/42		1,700	1,533,730
Nisource Finance Corp., 4.80%, 2/15/44		1,125	1,018,685
Northern States Power Co., 5.25%, 7/15/35		2,500	2,746,618

See Notes to Financial Statements.

BLACKROCK COREALPHA BOND FUND	JUNE 30, 2013	21

Schedule of Investments (continued)	CoreAlpha Bond Master Portfolio (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Electric Utilities (concluded)
Pacific Gas & Electric Co.:
5.63%, 11/30/17	USD	1,500	$1,733,625
3.25%, 9/15/21 (c)		2,900	2,900,276
3.75%, 8/15/42		3,000	2,589,966
PacifiCorp:
5.50%, 1/15/19		1,300	1,510,376
6.25%, 10/15/37		1,000	1,216,837
Progress Energy, Inc.:
4.88%, 12/01/19		3,100	3,443,768
4.40%, 1/15/21		3,700	3,929,319
3.15%, 4/01/22		950	909,980
The Southern Co., 4.15%, 5/15/14		900	927,762
Tampa Electric Co., 2.60%, 9/15/22		2,000	1,855,178
Xcel Energy, Inc., 0.75%, 5/09/16		3,200	3,151,411

			48,862,501
Electrical Equipment — 0.3%
Eaton Corp., 0.95%, 11/02/15 (b)		3,000	2,988,144
Roper Industries, Inc.:
2.05%, 10/01/18		3,500	3,432,758
6.25%, 9/01/19		1,500	1,745,468

			8,166,370
Electronic Equipment, Instruments & Components — 0.1%
Tyco Electronics Group SA, 6.55%, 10/01/17		2,900	3,357,040
Energy Equipment & Services — 0.0%
Sunoco Logistics Partners Operations LP, 4.95%, 1/15/43		900	805,604
Food & Staples Retailing — 0.5%
CVS Caremark Corp., 6.13%, 8/15/16		2,300	2,623,109
Wal-Mart Stores, Inc.:
1.13%, 4/11/18		4,400	4,270,125
5.63%, 4/01/40		3,500	4,038,408
5.63%, 4/15/41		3,800	4,395,897

			15,327,539
Food Products — 0.6%
ConAgra Foods, Inc., 7.13%, 10/01/26		2,400	2,916,024
The Hershey Co., 4.13%, 12/01/20		1,550	1,681,349
Kellogg Co.:
4.45%, 5/30/16		100	108,380
3.25%, 5/21/18 (c)		1,550	1,623,281
Kraft Foods Group, Inc., 5.38%, 2/10/20		1,885	2,126,233
Mead Johnson Nutrition Co., 4.90%, 11/01/19		4,500	4,939,573
Mondelez International, Inc.:
4.13%, 2/09/16		2,000	2,137,896
5.38%, 2/10/20		1,715	1,923,637

			17,456,373
Gas Utilities — 0.1%
Southern California Gas Co., 3.75%, 9/15/42		1,800	1,620,367
Health Care Equipment & Supplies — 0.5%
Baxter International, Inc., 1.85%, 6/15/18		1,650	1,636,637
Covidien International Finance SA:
4.20%, 6/15/20		1,700	1,818,478
3.20%, 6/15/22		6,600	6,509,719
2.95%, 6/15/23		4,400	4,159,461
St. Jude Medical, Inc., 3.25%, 4/15/23		2,600	2,451,693

			16,575,988

Corporate Bonds	Par (000)	Value
Health Care Providers & Services — 1.2%
Aetna, Inc., 2.75%, 11/15/22	USD 3,500	$3,223,455
AmerisourceBergen Corp.:
4.88%, 11/15/19	900	1,006,365
3.50%, 11/15/21	6,250	6,294,787
Cardinal Health, Inc., 1.70%, 3/15/18	2,200	2,134,515
DaVita HealthCare Partners, Inc., 6.38%, 11/01/18 (c)	3,550	3,705,313
Express Scripts, Inc., 3.13%, 5/15/16	3,000	3,119,568
Humana, Inc., 6.45%, 6/01/16	4,100	4,645,234
McKesson Corp., 1.40%, 3/15/18	4,500	4,343,440
UnitedHealth Group, Inc., 4.70%, 2/15/21	3,100	3,394,844
WellPoint, Inc., 5.25%, 1/15/16	2,890	3,159,582

		35,027,103
Hotels, Restaurants & Leisure — 0.5%
Brinker International, Inc., 2.60%, 5/15/18	1,200	1,174,519
McDonald’s Corp.:
6.30%, 10/15/37	1,000	1,250,911
4.88%, 7/15/40	1,600	1,704,446
3.70%, 2/15/42	1,800	1,599,469
Wyndham Worldwide Corp.:
4.25%, 3/01/22	1,550	1,509,551
3.90%, 3/01/23	1,550	1,476,735
Yum! Brands, Inc.:
4.25%, 9/15/15	2,000	2,127,874
5.30%, 9/15/19	2,241	2,505,967
6.88%, 11/15/37	2,100	2,511,348

		15,860,820
Household Durables — 0.1%
MDC Holdings, Inc., 6.00%, 1/15/43	2,150	1,997,090
Mohawk Industries, Inc., 3.85%, 2/01/23	1,655	1,588,285
Tupperware Brands Corp., 4.75%, 6/01/21	750	760,673

		4,346,048
Household Products — 0.1%
Kimberly-Clark Corp.:
2.40%, 3/01/22	1,250	1,185,950
6.63%, 8/01/37	2,000	2,611,332

		3,797,282
Independent Power Producers & Energy Traders — 0.2%
Constellation Energy Group, Inc., 5.15%, 12/01/20	3,200	3,509,507
Exelon Generation Co. LLC, 5.75%, 10/01/41	500	515,070
PSEG Power LLC, 4.15%, 9/15/21	1,150	1,183,946
Southern Power Co., 5.15%, 9/15/41	1,000	1,013,811

		6,222,334

See Notes to Financial Statements.

22	BLACKROCK COREALPHA BOND FUND	JUNE 30, 2013

Schedule of Investments (continued)	CoreAlpha Bond Master Portfolio (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value
Industrial Conglomerates — 0.0%
General Electric Co., 4.13%, 10/09/42	USD 1,200	$1,116,594
Insurance — 0.8%
American International Group, Inc.:
6.40%, 12/15/20	1,200	1,391,623
8.18%, 5/15/68 (a)	500	610,000
Berkshire Hathaway, Inc.:
1.90%, 1/31/17	2,400	2,425,524
3.00%, 2/11/23 (c)	3,500	3,369,790
Fidelity National Financial, Inc., 5.50%, 9/01/22	1,225	1,298,289
Markel Corp.:
5.35%, 6/01/21	1,300	1,402,580
3.63%, 3/30/23 (c)	1,300	1,237,822
Marsh & McLennan Cos., Inc.:
5.75%, 9/15/15	400	439,188
4.80%, 7/15/21	1,600	1,726,187
Principal Financial Group, Inc., 3.30%, 9/15/22	800	777,144
Protective Life Corp., 8.45%, 10/15/39	800	1,027,225
Prudential Financial, Inc., 4.75%, 9/17/15	3,900	4,196,661
Willis Group Holdings Plc, 4.13%, 3/15/16	2,600	2,721,766
XL Group Ltd., 5.75%, 10/01/21 (c)	1,400	1,584,365

		24,208,164
Internet & Catalog Retail — 0.1%
Amazon.com, Inc., 1.20%, 11/29/17	2,600	2,514,548
Internet Software & Services — 0.1%
eBay, Inc., 2.60%, 7/15/22	850	791,923
VeriSign, Inc., 4.63%, 5/01/23 (b)	1,325	1,285,250

		2,077,173
IT Services — 0.5%
Fiserv, Inc., 3.50%, 10/01/22	4,000	3,796,492
International Business Machines Corp.:
2.00%, 1/05/16 (c)	8,600	8,822,129
7.63%, 10/15/18	2,050	2,608,486
5.60%, 11/30/39	88	101,266

		15,328,373
Leisure Equipment & Products — 0.2%
Mattel, Inc.:
2.50%, 11/01/16	750	773,156
5.45%, 11/01/41	1,800	1,853,010
Royal Caribbean Cruises Ltd., 5.25%, 11/15/22 (c)	3,654	3,580,920

		6,207,086
Life Sciences Tools & Services — 0.3%
Bio-Rad Laboratories, Inc., 4.88%, 12/15/20	3,100	3,124,338
Thermo Fisher Scientific, Inc.:
3.25%, 11/20/14	1,600	1,644,938
3.20%, 3/01/16	2,800	2,906,237

		7,675,513
Machinery — 0.2%
Case New Holland, Inc., 7.75%, 9/01/13	2,829	2,846,681
Danaher Corp., 2.30%, 6/23/16	450	465,288
Dover Corp., 4.30%, 3/01/21	2,400	2,600,386

Corporate Bonds	Par (000)		Value
Machinery (concluded)
Flowserve Corp., 3.50%, 9/15/22	USD	550	$528,236
Ingersoll-Rand Global Holding Co. Ltd., 2.88%, 1/15/19 (b)		400	394,591

			6,835,182
Media — 0.9%
Comcast Corp.:
5.70%, 5/15/18		2,450	2,855,615
3.13%, 7/15/22		2,550	2,484,534
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 3.55%, 3/15/15		3,600	3,737,426
DISH DBS Corp.:
7.88%, 9/01/19 (c)		2,700	3,024,000
6.75%, 6/01/21		1,200	1,275,000
NBCUniversal Enterprise, Inc. (b):
1.97%, 4/15/19		2,700	2,627,794
5.25%, 12/31/49		2,200	2,196,150
NBCUniversal Media LLC, 6.40%, 4/30/40		500	597,957
News America, Inc.:
4.50%, 2/15/21		2,500	2,678,195
6.15%, 2/15/41		1,600	1,776,758
Scripps Networks Interactive, Inc., 2.70%, 12/15/16		2,300	2,392,902
Thomson Reuters Corp., 0.88%, 5/23/16		1,600	1,584,181
Viacom, Inc., 4.38%, 9/15/14		1,300	1,355,345

			28,585,857
Metals & Mining — 0.1%
Reliance Steel & Aluminum Co., 4.50%, 4/15/23		2,000	1,896,752
Xstrata Canada Corp., 6.20%, 6/15/35		1,000	944,313
Xstrata Canada Financial Corp., 6.00%, 11/15/41 (b)		650	582,178

			3,423,243
Multi-Utilities — 0.4%
Consolidated Edison Co. of New York, Inc., 4.20%, 3/15/42		2,400	2,293,034
Dominion Resources, Inc.:
6.40%, 6/15/18		4,050	4,809,561
4.45%, 3/15/21		2,100	2,266,167
4.05%, 9/15/42		1,700	1,491,806
SCANA Corp., 4.13%, 2/01/22		500	492,065

			11,352,633
Multiline Retail — 0.1%
Nordstrom, Inc.:
4.00%, 10/15/21 (c)		1,200	1,270,295
7.00%, 1/15/38		600	790,454

			2,060,749
Oil, Gas & Consumable Fuels — 2.5%
BP Capital Markets Plc:
3.13%, 10/01/15		700	731,617
3.20%, 3/11/16		1,500	1,576,098
3.56%, 11/01/21		1,900	1,905,755
Buckeye Partners LP:
4.88%, 2/01/21		550	563,163
4.15%, 7/01/23		3,100	3,016,130
Chevron Corp.:
2.43%, 6/24/20		1,050	1,044,016
2.36%, 12/05/22		4,200	3,949,848

See Notes to Financial Statements.

BLACKROCK COREALPHA BOND FUND	JUNE 30, 2013	23

Schedule of Investments (continued)	CoreAlpha Bond Master Portfolio (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Oil, Gas & Consumable Fuels (concluded)
CNOOC Finance 2013 Ltd., 1.75%, 5/09/18	USD	875	$836,951
ConocoPhillips Canada Funding Co. I, 5.63%, 10/15/16		500	570,243
DCP Midstream Operating LP, 3.25%, 10/01/15		2,000	2,072,788
Encana Corp., 6.50%, 5/15/19		400	468,614
Energy Transfer Partners LP:
9.70%, 3/15/19		842	1,092,725
9.00%, 4/15/19		373	474,539
Enterprise Products Operating LLC:
3.20%, 2/01/16		3,000	3,149,151
5.20%, 9/01/20		500	559,511
5.75%, 3/01/35		1,500	1,596,840
5.95%, 2/01/41		900	980,512
4.45%, 2/15/43		2,100	1,864,086
Husky Energy, Inc.:
3.95%, 4/15/22		5,300	5,379,166
6.80%, 9/15/37		1,000	1,209,793
Kinder Morgan Energy Partners LP, 3.95%, 9/01/22		4,400	4,340,490
Marathon Oil Corp., 0.90%, 11/01/15		1,300	1,292,785
Marathon Petroleum Corp., 6.50%, 3/01/41		2,374	2,711,298
ONEOK Partners LP, 3.38%, 10/01/22 (c)		1,900	1,746,727
Petrobras Global Finance BV, 4.38%, 5/20/23		3,200	2,935,494
Petrobras International Finance Co.:
5.38%, 1/27/21		3,100	3,114,551
6.75%, 1/27/41		500	499,531
Petroleos Mexicanos:
5.50%, 1/21/21		1,100	1,171,500
4.88%, 1/24/22		2,600	2,652,000
6.50%, 6/02/41		4,800	4,956,000
Plains All American Pipeline LP/PAA Finance Corp.:
8.75%, 5/01/19		600	781,944
6.70%, 5/15/36		1,000	1,164,079
5.15%, 6/01/42		700	697,145
Sunoco Logistics Partners Operations LP:
3.45%, 1/15/23		4,400	4,087,653
6.10%, 2/15/42		900	940,385
TransCanada PipeLines Ltd.:
6.50%, 8/15/18		2,850	3,424,192
3.80%, 10/01/20		4,200	4,423,268
Williams Partners LP, 3.80%, 2/15/15		800	834,087

			74,814,675
Paper & Forest Products — 0.1%
International Paper Co., 9.38%, 5/15/19		1,600	2,091,282
Personal Products — 0.2%
Avon Products, Inc., 4.60%, 3/15/20		4,600	4,650,853
Pharmaceuticals — 1.4%
AbbVie, Inc. (b):
1.20%, 11/06/15		1,300	1,301,429
2.90%, 11/06/22		1,925	1,800,146

Corporate Bonds	Par (000)		Value
Pharmaceuticals (concluded)
Allergan, Inc., 1.35%, 3/15/18	USD	2,950	$2,874,406
AstraZeneca Plc:
6.45%, 9/15/37		2,500	3,071,202
4.00%, 9/18/42		3,400	3,085,469
Bristol-Myers Squibb Co., 2.00%, 8/01/22		4,600	4,158,446
Eli Lilly & Co., 5.55%, 3/15/37		1,700	1,913,726
GlaxoSmithKline Capital Plc, 2.85%, 5/08/22		4,500	4,319,406
GlaxoSmithKline Capital, Inc.:
0.70%, 3/18/16		2,500	2,477,068
5.65%, 5/15/18		1,200	1,391,688
6.38%, 5/15/38		500	610,504
Pfizer, Inc.:
6.20%, 3/15/19		1,500	1,808,768
7.20%, 3/15/39		1,600	2,143,915
Sanofi, 1.25%, 4/10/18		2,900	2,808,902
Sanofi-Aventis SA, 2.63%, 3/29/16		2,400	2,498,837
Teva Pharmaceutical Finance IV BV, 3.65%, 11/10/21		2,800	2,800,258
Zoetis, Inc., 1.15%, 2/01/16 (b)		3,000	2,989,809

			42,053,979
Professional Services — 0.0%
The Dun & Bradstreet Corp., 2.88%, 11/15/15 (c)		600	615,826
Real Estate — 0.1%
Host Hotels & Resorts LP, 3.75%, 10/15/23		525	481,502
Simon Property Group LP, 4.75%, 3/15/42		1,900	1,809,262
Ventas Realty LP/Ventas Capital Corp., 2.70%, 4/01/20		2,400	2,269,298

			4,560,062
Real Estate Investment Trusts (REITs) — 0.8%
American Tower Corp.:
4.63%, 4/01/15		4,000	4,227,012
4.70%, 3/15/22		4,400	4,437,814
3.50%, 1/31/23		4,175	3,822,943
Corrections Corp. of America (b):
4.13%, 4/01/20		2,900	2,834,750
4.63%, 5/01/23 (c)		2,425	2,376,500
Health Care REIT, Inc.:
5.25%, 1/15/22		3,100	3,331,775
5.13%, 3/15/43		750	689,713
Simon Property Group LP, 5.65%, 2/01/20		1,000	1,142,540
Weyerhaeuser Co., 7.38%, 3/15/32		1,800	2,160,844

			25,023,891
Road & Rail — 0.2%
Burlington Northern Santa Fe LLC, 5.40%, 6/01/41		2,700	2,866,914

See Notes to Financial Statements.

24	BLACKROCK COREALPHA BOND FUND	JUNE 30, 2013

Schedule of Investments (continued)	CoreAlpha Bond Master Portfolio (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Road & Rail (concluded)
Norfolk Southern Corp., 5.75%, 1/15/16	USD	2,425	$2,697,926
Union Pacific Corp., 6.13%, 2/15/20 (c)		1,300	1,561,269

			7,126,109
Semiconductors & Semiconductor Equipment — 0.2%
Intel Corp.:
3.30%, 10/01/21		2,100	2,107,739
2.70%, 12/15/22		3,000	2,801,766
Maxim Integrated Products, Inc., 3.38%, 3/15/23		2,000	1,875,926

			6,785,431
Software — 0.2%
Microsoft Corp., 2.13%, 11/15/22		2,700	2,458,774
Oracle Corp.:
5.25%, 1/15/16		1,500	1,658,902
5.75%, 4/15/18		550	639,998
5.38%, 7/15/40		800	891,755

			5,649,429
Specialty Retail — 1.3%
Advance Auto Parts, Inc., 4.50%, 1/15/22		3,100	3,014,685
The Gap, Inc., 5.95%, 4/12/21		5,635	6,232,468
The Home Depot, Inc.:
5.88%, 12/16/36		2,500	2,939,592
5.40%, 9/15/40		2,000	2,231,026
5.95%, 4/01/41		3,300	3,931,452
Limited Brands, Inc.:
6.90%, 7/15/17		2,167	2,410,788
8.50%, 6/15/19		4,000	4,640,000
O’Reilly Automotive, Inc., 4.63%, 9/15/21		5,300	5,546,323
QVC, Inc., 4.38%, 3/15/23 (b)		4,275	3,987,596
The Sherwin-Williams Co., 3.13%, 12/15/14		3,300	3,411,246

			38,345,176
Tobacco — 0.8%
Altria Group, Inc.:
4.13%, 9/11/15		2,600	2,770,648
2.85%, 8/09/22		3,400	3,143,902
Lorillard Tobacco Co., 3.50%, 8/04/16		650	679,543
Philip Morris International, Inc.:
5.65%, 5/16/18		4,300	4,957,165
2.90%, 11/15/21		2,700	2,621,881
2.63%, 3/06/23		4,400	4,073,093
6.38%, 5/16/38		2,500	2,971,160
Reynolds American, Inc.:
1.05%, 10/30/15		2,000	1,999,438
3.25%, 11/01/22		2,300	2,138,073

			25,354,903
Transportation Infrastructure — 0.1%
Burlington Northern Santa Fe LLC, 3.00%, 3/15/23		2,000	1,905,856
Canadian Pacific Railway Co., 7.13%, 10/15/31		1,000	1,236,509

			3,142,365
Wireless Telecommunication Services — 0.3%
American Tower Corp.:
4.50%, 1/15/18		2,100	2,239,667
5.05%, 9/01/20		2,300	2,417,054

Corporate Bonds	Par (000)			Value
Wireless Telecommunication Services (concluded)
Vodafone Group Plc:
2.88%, 3/16/16	USD	1,800		$1,865,570
5.63%, 2/27/17		950		1,055,980

				7,578,271
Total Corporate Bonds — 28.5%				861,342,662

Foreign Agency Obligations
Brazilian Government International Bond, 5.63%, 1/07/41		1,500		1,492,500
Colombia Government International Bond:
4.38%, 7/12/21 (c)		2,000		2,083,000
7.38%, 9/18/37		800		1,022,000
6.13%, 1/18/41 (c)		1,200		1,335,000
Mexico Government International Bond:
6.75%, 9/27/34		2,400		2,832,000
6.05%, 1/11/40		1,300		1,417,000
Panama Government International Bond, 6.70%, 1/26/36		1,600		1,860,000
Peruvian Government International Bond, 6.55%, 3/14/37		1,100		1,298,000
South Africa Government International Bond, 5.50%, 3/09/20		2,000		2,107,500
Turkey Government International Bond, 3.25%, 3/23/23 (c)		9,000		7,852,500
Total Foreign Agency Obligations — 0.8%				23,299,500

Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations — 1.1%
Arkle Master Issuer Plc, 1.67%, 5/17/60 (a)(b)		8,155		8,167,648
Banc of America Funding Corp., Series 2005-8, Class 4A27, 5.75%, 1/25/36		162		160,718
Citicorp Mortgage Securities, Inc., Series 2006-1, Class 2A1, 5.00%, 2/25/21		358		373,698
Countrywide Alternative Loan Trust, Series 2006-HY12, Class A1, 4.59%, 8/25/36 (a)		136		135,590
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-7, Class 1A6, 5.25%, 8/25/35		721		731,742
CSMC (a)(b):
Series 2010-20R, Class 7A6, 3.50%, 3/27/37		8,380		8,497,334
Series 2011-4R, Class 4A6, 4.00%, 8/27/37		3,201		3,200,784
Greenpoint Mortgage Funding Trust, Series 2006-AR5, Class A1A, 0.27%, 10/25/46 (a)		—	(d)	151
GSR Mortgage Loan Trust, Series 2006-AR1, Class 2A2, 2.80%, 1/25/36 (a)		636		632,717
HSI Asset Securitization Corp. Trust, Series 2005, Class 2A4, 0.58%, 8/25/35 (a)		513		504,740

See Notes to Financial Statements.

BLACKROCK COREALPHA BOND FUND	JUNE 30, 2013	25

Schedule of Investments (continued)	CoreAlpha Bond Master Portfolio (Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities	Par (000)		Value
Collateralized Mortgage Obligations (concluded)
MASTR Asset Securitization Trust, Series 2005-2, Class 1A1, 5.25%, 11/25/35	USD	215	$214,325
National RMBS Trust, Series 2006-3, Class A1, 0.35%, 10/20/37 (a)(b)		3,884	3,856,569
Permanent Master Issuer Plc, 1.68%, 7/15/42 (a)(b)		4,300	4,325,194
Puma Finance Ltd., Series G5, Class A1, 0.41%, 2/21/38 (a)(b)		1,068	1,054,135
Residential Accredit Loans, Inc., Series 2004-QS9, Class A1, 5.00%, 6/25/19		412	414,044
Wells Fargo Mortgage-Backed Securities Trust:
Series 2005-7, Class A3, 5.25%, 9/25/35		156	154,549
Series 2006-4, Class 1A8, 5.75%, 4/25/36		373	372,241

			32,796,179
Commercial Mortgage-Backed Securities — 3.8%
Banc of America Merrill Lynch Commercial Mortgage, Inc.:
Series 2004-6, Class A3, 4.51%, 12/10/42		37	36,842
Series 2005-5, Class A4, 5.12%, 10/10/45 (a)		2,640	2,840,115
Bear Stearns Commercial Mortgage Securities Trust:
2003-TOP12, Series 2003-T12, Class A4, 4.68%, 8/13/39 (a)		560	561,239
2005-PWR10, Series 2005-PW10, Class AM, 5.45%, 12/11/40 (a)		2,710	2,897,443
Series 2002-TOP8, Class A2, 4.83%, 8/15/38		55	54,813
CD Commercial Mortgage Trust, Series 2007-CD4, Class AMFX, 5.37%, 12/11/49 (a)		500	504,734
CD Mortgage Trust, Series 2007-CD5, Class A4, 5.89%, 11/15/44 (a)		2,232	2,532,448
Commercial Mortgage Pass-Through Certificates:
Series 2006-C3, Class A3, 5.99%, 6/15/38 (a)		3,369	3,711,165
Series 2007-C1, Class A3, 5.38%, 2/15/40		2,700	2,905,578
Series 2007-C2, Class AM, 5.62%, 1/15/49 (a)		950	1,009,185
Commercial Mortgage Trust:
Series 2006-C7, Class AM, 5.96%, 6/10/46 (a)		1,870	2,001,517
Series 2007-C9, Class A4, 5.99%, 12/10/49 (a)		3,244	3,677,917
Series 2013-LC6, Class AM, 3.28%, 1/10/46		1,290	1,207,150
Credit Suisse First Boston Mortgage Securities Corp. (a):
Series 2004-C1, Class A4, 4.75%, 1/15/37		9,690	9,775,881
Series 2004-C1, Class B, 4.86%, 1/15/37		5,522	5,625,129

Non-Agency Mortgage-Backed Securities	Par (000)		Value
Commercial Mortgage-Backed Securities (continued)
Credit Suisse Mortgage Capital Certificates, Series 2006-C5, Class A3, 5.31%, 12/15/39	USD	4,485	$4,925,131
DBRR Trust, Series 2012-EZ1, Class A, 0.95%, 9/25/45 (b)		5,353	5,363,563
GE Capital Commercial Mortgage Corp., Series 2007-C1, Class A2, 5.42%, 12/10/49		915	912,522
GS Mortgage Securities Corp. II (a):
Series 2004-GG2, Class A6, 5.40%, 8/10/38		2,049	2,107,255
Series 2007-EOP, Class B, 1.73%, 3/06/20 (b)		1,300	1,302,713
JPMorgan Chase Commercial Mortgage Securities Corp.:
Series 2004-CB8, Class A4, 4.40%, 1/12/39		2,026	2,056,886
Series 2004-CB9, Class A4, 5.76%, 6/12/41 (a)		4,756	4,930,139
Series 2005-CB13, Class AM, 5.51%, 1/12/43 (a)		2,060	2,189,314
Series 2005-LDP5, Class AM, 5.41%, 12/15/44 (a)		1,120	1,210,438
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2006-LDP8, Class AM, 5.44%, 5/15/45		1,984	2,164,725
Series 2006-LDP9, Class AM, 5.37%, 5/15/47		500	527,562
LB-UBS Commercial Mortgage Trust:
Series 2005-C3, Class AM, 4.79%, 7/15/40		6,770	7,102,928
Series 2006-C1, Class AM, 5.22%, 2/15/31 (a)		740	799,196
Series 2006-C7, Class A2, 5.30%, 11/15/38		3,097	3,240,363
Series 2007-C7, Class A3, 5.87%, 9/15/45 (a)		3,807	4,243,318
Morgan Stanley Capital I Trust:
Series 2005-IQ10, Class AJ, 5.39%, 9/15/42 (a)		1,200	1,260,869
Series 2005-IQ9, Class A5, 4.70%, 7/15/56		2,100	2,196,104
Series 2006-IQ12, Class A4, 5.33%, 12/15/43		575	632,793
Series 2006-T21, Class A4, 5.16%, 10/12/52 (a)		1,355	1,464,190
Series 2007-T27, Class A4, 5.82%, 6/11/42 (a)		5,450	6,161,792
Series 2007-T27, Class AM, 5.82%, 6/11/42 (a)		2,080	2,282,016
Series 2012-C4, Class A4, 3.24%, 3/15/45		2,220	2,156,384
ORES NPL LLC, Series 2012-LV1, Class A, 4.00%, 9/25/44 (b)		2,717	2,715,348

See Notes to Financial Statements.

26	BLACKROCK COREALPHA BOND FUND	JUNE 30, 2013

Schedule of Investments (continued)	CoreAlpha Bond Master Portfolio (Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities	Par (000)		Value
Commercial Mortgage-Backed Securities (concluded)
UBS-Barclays Commercial Mortgage Trust, Series 2013-C6, Class A4, 3.24%, 4/10/46	USD	1,880	$1,789,593
Wachovia Bank Commercial Mortgage Trust:
Series 2005-C20, Class AJ, 5.33%, 7/15/42 (a)		4,110	4,312,245
Series 2005-C20, Class AMFX, 5.18%, 7/15/42		3,630	3,866,048
Wachovia Commercial Mortgage Pass-Through Certificates, Series 2004-C10, Class B, 4.81%, 2/15/41		1,603	1,635,501
WF-RBS Commercial Mortgage Trust, Series 2012-C10, Class A3, 2.88%, 12/15/45		1,870	1,729,125

			114,619,217
Total Non-Agency Mortgage-Backed Securities — 4.9%			147,415,396

Preferred Securities
Capital Trusts
Insurance — 0.1%
The Chubb Corp.:
6.00%, 5/11/37		800	958,917
6.38%, 3/29/67 (a)		2,550	2,728,500
Total Capital Trusts — 0.1%			3,687,417

Preferred Stocks		Shares
Diversified Telecommunication Services — 0.2%
Qwest Corp. 7.38%		196,000	5,186,160
Total Preferred Securities – 0.3%			8,873,577

Taxable Municipal Bonds	Par (000)
Bay Area Toll Authority:
6.26%, 4/01/49	USD	425	499,809
7.04%, 4/01/50		800	1,029,280
Brazos Higher Education Authority, Series 2004-I, Class A2, 0.44%, 6/27/22 (a)		1,632	1,627,732
Chicago, Illinois Waterworks Revenue, 6.74%, 11/01/40		150	185,835
Denver City & County School District No. 1, 4.24%, 12/15/37		875	767,121
Florida Hurricane Catastrophe Fund Finance Corp., 1.30%, 7/01/16		1,725	1,710,286
Los Angeles Department of Water & Power Revenue, Series D, 6.57%, 7/01/45		1,320	1,672,638
Massachusetts State Transportation Fund Revenue, 5.73%, 6/01/40		150	177,333
Metropolitan Water District of Southern California, 6.95%, 7/01/40		1,200	1,425,564
New Jersey State Turnpike Authority Revenue:
7.41%, 1/01/40		700	935,130
7.10%, 1/01/41		700	904,295

Taxable Municipal Bonds	Par (000)		Value
New York City Municipal Water Finance Authority Revenue, 6.01%, 6/15/42	USD	1,000	$1,184,880
New York City Transitional Finance Authority Revenue, 5.57%, 11/01/38		450	502,079
Orange County Local Transportation Authority Sales Tax Revenue, 6.91%, 2/15/41		450	578,425
Oregon Department of Transportation, 5.83%, 11/15/34		400	474,604
Port Authority of New York & New Jersey Revenue:
5.65%, 11/01/40		800	890,736
4.46%, 10/01/62		700	634,697
San Diego County Regional Transportation Commission Revenue, 5.91%, 4/01/48		600	717,210
San Francisco City & County Public Utilities Commission Revenue, 6.95%, 11/01/50		900	1,140,417
State of California:
7.55%, 4/01/39		1,150	1,539,125
7.63%, 3/01/40		1,150	1,543,633
7.60%, 11/01/40		250	337,463
State of Illinois, 7.35%, 7/01/35		650	718,978
State of Illinois, GO, Unlimited, 5.10%, 6/01/33		1,000	942,980
State of Mississippi, 5.25%, 11/01/34		600	648,438
University of Missouri System Facilities Revenue, 5.79%, 11/01/41		300	333,258
Total Taxable Municipal Bonds — 0.8%			23,121,946

US Government Sponsored Agency Securities
Agency Obligations — 3.5%
Fannie Mae:
1.43%, 6/01/17 (e)		12,500	11,823,062
0.50%, 3/30/16		15,000	14,915,940
0.65%, 3/28/16		15,000	14,938,575
0.88%, 5/21/18 (c)		49,708	48,040,893
Freddie Mac:
0.88%, 3/07/18		6,108	5,910,577
2.38%, 1/13/22 (c)		10,000	9,717,770
Tennessee Valley Authority:
3.50%, 12/15/42		250	209,888
5.88%, 4/01/36		1,125	1,394,942

			106,951,647
Collateralized Mortgage Obligations — 0.5%
Fannie Mae REMICS (a):
Series 2007-54, Class PF, 0.41%, 6/25/37		3,898	3,896,992
Series 2010-35, Class EF, 0.74%, 4/25/40		3,292	3,320,989
Series 2010-89, Class CF, 0.64%, 2/25/38		3,260	3,257,725
Freddie Mac Mortgage-Backed Securities (a):
Series 3667, Class FW, 0.74%, 2/15/38		2,028	2,046,633
Series 3807, Class FN, 0.69%, 2/15/41		2,068	2,088,765

			14,611,104

See Notes to Financial Statements.

BLACKROCK COREALPHA BOND FUND	JUNE 30, 2013	27

Schedule of Investments (continued)	CoreAlpha Bond Master Portfolio (Percentages shown are based on Net Assets)

US Government Sponsored Agency Securities	Par (000)		Value
Mortgage-Backed Securities — 48.5%
Fannie Mae Mortgage-Backed Securities:
1.94%, 4/01/43	USD	962	$971,245
1.98%, 5/01/43		1,514	1,529,950
2.10%, 6/01/43		1,595	1,586,364
2.32%, 8/01/33 (a)		2,008	2,132,117
2.34%, 5/01/33 (a)		2,592	2,758,828
2.46%, 2/01/42 (a)		36	37,417
2.49%, 1/01/36 (a)		1,202	1,277,704
2.50%, 7/01/28—7/15/43 (f)		56,700	56,797,641
2.66%, 1/01/35 (a)		1,362	1,446,702
2.77%, 1/01/42 (a)		820	840,126
2.78%, 8/01/41 (a)		2,645	2,732,397
3.00%, 1/01/27—7/01/43 (f)		157,093	155,151,614
3.31%, 9/01/41 (a)		1,309	1,360,748
3.35%, 4/01/40 (a)		334	349,711
3.50%, 2/01/26—7/01/43 (f)		260,011	264,515,666
3.61%, 5/01/40 (a)		2,190	2,323,633
4.00%, 8/01/25—7/01/43 (f)		149,877	156,344,419
4.50%, 10/01/24—7/01/43 (f)		99,376	105,318,048
5.00%, 1/01/18—7/01/43 (f)		94,004	101,623,297
5.50%, 9/01/19—7/01/43 (f)		29,952	32,668,233
6.00%, 11/01/22—8/01/38		28,560	31,734,195
6.50%, 12/01/30—12/01/32		11,160	12,549,479
Freddie Mac Mortgage-Backed Securities:
1.78%, 6/01/43		500	500,735
2.27%, 10/01/33 (a)		1,280	1,345,985
2.50%, 4/01/43—7/01/43 (f)		18,992	18,925,286
2.51%, 4/01/38 (a)		1,787	1,889,784
2.62%, 1/01/42 (a)		29	30,043
2.63%, 11/01/36 (a)		1,416	1,482,040
3.00%, 3/01/27—7/01/43 (f)		42,111	41,830,168
3.26%, 8/01/41 (a)		1,582	1,654,599
3.34%, 7/01/41 (a)		976	1,014,608
3.40%, 2/01/40 (a)		2,000	2,091,568
3.50%, 12/01/25—7/01/43 (f)		35,849	36,600,790
4.00%, 3/01/26—7/01/43 (f)		32,385	33,800,732
4.50%, 8/01/20—7/01/42 (f)		52,299	55,460,660
5.00%, 10/01/20—7/01/43 (f)		27,326	29,208,450
5.50%, 12/01/27—8/01/38		12,963	13,968,029
6.00%, 12/01/28—1/01/38		10,505	11,473,808
6.50%, 5/01/21—1/01/36		3,094	3,493,519
Ginnie Mae Mortgage-Backed Securities:
3.00%, 5/15/43—12/01/99 (f)		61,391	60,684,720
3.50%, 3/20/42—7/01/43 (f)		77,663	79,781,832
4.00%, 9/15/40—7/01/43 (f)		31,237	33,036,710
4.50%, 3/15/39—7/01/43 (f)		41,134	44,047,844
5.00%, 9/15/39—5/20/41		32,072	35,442,321
5.50%, 6/15/34—11/20/39		9,896	10,878,929
6.00%, 9/20/38—7/01/43 (f)		6,449	7,133,561

			1,461,826,255
Total US Government Sponsored Agency Securities — 52.5%			1,583,389,006

US Treasury Obligations
US Treasury Bonds:
6.38%, 8/15/27 (c)(g)		24,068	33,695,200
6.25%, 5/15/30 (c)		27,228	38,574,142
5.00%, 5/15/37 (c)		23,800	30,378,463
4.38%, 5/15/40 (c)(g)		11,922	13,982,265

US Treasury Obligations	Par (000)		Value
US Treasury Bonds (concluded):
3.88%, 8/15/40 (c)	USD	15,149	$16,375,130
4.38%, 5/15/41		1	1,173
US Treasury Notes (c):
0.25%, 6/30/14		26,258	26,273,387
2.63%, 7/31/14		33,150	34,016,309
2.63%, 12/31/14		48,363	50,078,387
0.88%, 4/30/17		78,751	78,357,245
1.00%, 8/31/19		143,993	137,873,297
1.13%, 3/31/20		78,722	75,007,266
Total US Treasury Obligations — 17.7%			534,612,264
Total Long-Term Investments (Cost — $3,594,755,687) — 118.9%			3,585,271,943

Short-Term Securities	Shares
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.16% (h)(i)(j)		619,123,602	619,123,602
BlackRock Cash Funds: Prime, SL Agency Shares, 0.15% (h)(i)(j)		72,045,715	72,045,715
Total Short-Term Securities (Cost — $691,169,317) — 22.9%			691,169,317

Options Purchased
(Cost — $224,858) — 0.0%			54,938
Total Investments Before TBA Sale Commitments and Options Written (Cost — $4,286,149,862*) — 141.8%			4,276,496,198

TBA Sale Commitments (f)	Par (000)
Fannie Mae Mortgage-Backed Securities:
2.50%, 7/01/28	USD	25,700	(25,848,578)
3.00%, 7/01/28—7/01/43		95,695	(93,987,067)
3.50%, 7/01/43		275,035	(279,203,705)
4.00%, 7/01/43		38,400	(39,966,000)
4.50%, 7/01/43		25,800	(27,295,594)
5.00%, 7/01/43		24,700	(26,579,515)
6.00%, 7/01/43		13,000	(14,137,500)
Freddie Mac Mortgage-Backed Securities:
2.50%, 7/01/43		1,000	(922,188)
4.50%, 7/01/43		10,000	(10,529,690)
Ginnie Mae Mortgage-Backed Securities:
3.00%, 7/01/43		27,400	(27,083,188)
3.50%, 7/01/43		30,400	(31,186,359)
5.00%, 7/01/43		8,000	(8,627,500)
Total TBA Sale Commitments (Proceeds — $590,638,414) — (19.4)%			(585,366,884)

Options Written
(Premiums Received — $95,610) — (0.0)%			(215,172)
Total Investments, Net of TBA Sale Commitments and Options Written — 122.4%			3,690,914,142
Liabilities in Excess of Other Assets — (22.4)%			(675,387,417)

Net Assets — 100.0%			$3,015,526,725

See Notes to Financial Statements.

28	BLACKROCK COREALPHA BOND FUND	JUNE 30, 2013

Schedule of Investments (continued)	CoreAlpha Bond Master Portfolio

Notes to Schedule of Investments

*	As of June 30, 2013, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$4,286,726,393

Gross unrealized appreciation	$53,525,350
Gross unrealized depreciation	(63,755,545)

Net unrealized depreciation	$(10,230,195)

(a)	Variable rate security. Rate shown is as of report date.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Security, or a portion of security, is on loan.

(d)	Amount is less than $500.

(e)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(f)	Represents or includes a TBA transaction. Unsettled TBA transactions as of June 30, 2013 were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Barclays Capital, Inc.	$73,943,466	$527,324
BNP Paribas Securities Corp.	$(53,605,234)	$934,185
Citigroup Global Markets, Inc.	$(13,758,016)	$(108,536)
Credit Suisse Securities (USA) LLC	$47,572,507	$(760,583)
Daiwa Capital Markets America, Inc.	$304,547	$1,999
Deutsche Bank Securities, Inc.	$(6,772,361)	$(115,044)
Goldman Sachs & Co.	$(24,625,466)	$(271,223)
J.P. Morgan Securities LLC	$87,910,862	$(1,282,182)
Merrill Lynch, Pierce, Fenner & Smith Inc.	$(25,912,656)	$(268,636)
Morgan Stanley & Co. LLC	$34,185,476	$248,615
Nomura Securities International, Inc	$18,031,028	$(364,149)
R.B.C. Capital Markets LLC	$16,876,594	$112,288
RBS Securities, Inc.	$30,120,281	$(162,745)
Wells Fargo Securities LLC	$14,157,142	$(283,613)

(g)	All or a portion of security has been pledged as collateral in connection with open financial futures contracts.

(h)	Investments in issuers considered to be an affiliate of the Master Portfolio during the six months ended June 30, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2012	Net Activity	Shares Held at June 30, 2013	Income
BlackRock Cash Funds:
Institutional, SL Agency Shares	598,803,477	20,320,125	619,123,602	$390,990
BlackRock Cash Funds:
Prime, SL Agency Shares	116,380,753	(44,335,038)	72,045,715	$24,577

(i)	Represents the current yield as of report date.

(j)	All or a portion of security was purchased with the cash collateral from loaned securities.

•

For Master Portfolio compliance purposes, the Master Portfolio‘s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Master Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

See Notes to Financial Statements.

BLACKROCK COREALPHA BOND FUND	JUNE 30, 2013	29

Schedule of Investments (continued)	CoreAlpha Bond Master Portfolio

•	Financial futures contracts as of June 30, 2013 were as follows:

Contracts Purchased/(Sold)	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation (Depreciation)
1,872	2-Year US Treasury Note	Chicago Board of Trade	September 2013	$411,840,000	$(227,665)
2,498	5-Year US Treasury Note	Chicago Board of Trade	September 2013	$302,375,094	654,186
986	10-Year Australian T-Bond	Sydney Futures Exchange	September 2013	$106,757,747	(3,167,651)
3,817	10-Year US Treasury Note	Chicago Board of Trade	September 2013	$483,089,063	(7,507,186)
900	UK Long Gilt Bond	NYSE Liffe	September 2013	$153,174,830	(564,819)
197	Ultra Long-Term US Treasury Bond	Chicago Board of Trade	September 2013	$29,020,563	(986,310)
(302)	10-Year Canada Bond Future	Chicago Board of Trade	September 2013	$37,734,924	994,980
(22)	10-Year Japan Bond	Tokyo Stock Exchange	September 2013	$31,653,559	(53,233)
(276)	Euro-Bond Future	Eurex	September 2013	$50,841,803	(127,468)
(182)	US Long Bond	Chicago Board of Trade	September 2013	$24,723,563	90,389
Total					$(10,894,777)

•	Foreign currency exchange contracts as of June 30, 2013 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
BRL	360,000	USD	166,359	Bank of America N.A.	7/02/13	$(3,393)
BRL	5,510,000	USD	2,648,147	Citibank N.A.	7/02/13	(153,862)
BRL	830,000	USD	374,616	Credit Suisse International	7/02/13	1,111
BRL	500,000	USD	225,673	Goldman Sachs International	7/02/13	669
BRL	750,000	USD	338,509	Goldman Sachs International	7/02/13	1,004
BRL	900,000	USD	406,211	HSBC Bank PLC	7/02/13	1,204
BRL	2,890,000	USD	1,304,387	JPMorgan Chase Bank N.A.	7/02/13	3,868
USD	162,484	BRL	360,000	Bank of America N.A.	7/02/13	(482)
USD	2,486,911	BRL	5,510,000	Citibank N.A.	7/02/13	(7,374)
USD	385,957	BRL	830,000	Credit Suisse International	7/02/13	10,230
USD	237,135	BRL	500,000	Goldman Sachs International	7/02/13	10,794
USD	350,959	BRL	750,000	Goldman Sachs International	7/02/13	11,447
USD	418,118	BRL	900,000	HSBC Bank PLC	7/02/13	10,704
USD	1,353,376	BRL	2,890,000	JPMorgan Chase Bank N.A.	7/02/13	45,122
CZK	13,710,000	USD	699,438	Barclays Bank PLC	9/04/13	(13,132)
CZK	720,000	USD	36,478	Deutsche Bank AG	9/04/13	(435)
CZK	8,000,000	USD	404,467	HSBC Bank PLC	9/04/13	(3,997)
CZK	4,000,000	USD	203,110	Royal Bank of Scotland PLC	9/04/13	(2,874)
CZK	4,430,000	USD	223,804	State Street Bank and Trust Company	9/04/13	(2,043)
HUF	182,775,000	USD	812,474	Deutsche Bank AG	9/04/13	(11,015)
HUF	437,725,000	USD	1,949,083	HSBC Bank PLC	9/04/13	(29,682)
INR	6,320,000	USD	110,586	BNP Paribas SA	9/04/13	(5,405)
INR	39,880,000	USD	677,511	Deutsche Bank AG	9/04/13	(13,804)
KRW	2,714,700,000	USD	2,388,019	Deutsche Bank AG	9/04/13	(18,219)
KRW	377,600,000	USD	332,453	Goldman Sachs International	9/04/13	(2,827)
KRW	183,300,000	USD	161,926	UBS AG	9/04/13	(1,914)
MXN	13,279,000	USD	1,022,660	Bank of America N.A.	9/04/13	(8,964)
MXN	9,891,000	USD	764,917	Citibank N.A.	9/04/13	(9,855)
MXN	26,630,000	USD	2,072,964	JPMorgan Chase Bank N.A.	9/04/13	(40,077)
MXN	8,460,000	USD	655,027	State Street Bank and Trust Company	9/04/13	(9,205)
PLN	6,940,000	USD	2,157,354	Deutsche Bank AG	9/04/13	(82,424)
RUB	82,400,000	USD	2,517,183	JPMorgan Chase Bank N.A.	9/04/13	(35,519)
RUB	6,500,000	USD	197,914	UBS AG	9/04/13	(2,152)
SGD	820,000	USD	654,466	Deutsche Bank AG	9/04/13	(7,864)
SGD	600,000	USD	476,738	Goldman Sachs International	9/04/13	(3,615)
SGD	1,510,000	USD	1,205,095	HSBC Bank PLC	9/04/13	(14,401)
SGD	330,000	USD	264,633	JPMorgan Chase Bank N.A.	9/04/13	(4,415)
SGD	510,000	USD	403,883	UBS AG	9/04/13	(1,728)
TRY	2,530,000	USD	1,323,949	Goldman Sachs International	9/04/13	(25,653)
TRY	5,430,000	USD	2,838,726	JPMorgan Chase Bank N.A.	9/04/13	(52,265)

See Notes to Financial Statements.

30	BLACKROCK COREALPHA BOND FUND	JUNE 30, 2013

Schedule of Investments (continued)	CoreAlpha Bond Master Portfolio

Foreign currency exchange contracts as of June 30, 2013 were as follows (continued):

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
TRY	2,300,000	USD	1,212,760	UBS AG	9/04/13	$(32,492)
USD	1,382,059	CZK	26,650,000	Deutsche Bank AG	9/04/13	47,991
USD	177,503	CZK	3,450,000	Goldman Sachs International	9/04/13	4,800
USD	37,812	CZK	760,000	JPMorgan Chase Bank N.A.	9/04/13	(233)
USD	407,136	HUF	91,800,000	Bank of America N.A.	9/04/13	4,598
USD	724,819	HUF	165,300,000	Barclays Bank PLC	9/04/13	(12)
USD	840,603	HUF	190,800,000	Deutsche Bank AG	9/04/13	3,955
USD	756,288	HUF	172,600,000	JPMorgan Chase Bank N.A.	9/04/13	(554)
USD	221,991	INR	12,800,000	Deutsche Bank AG	9/04/13	8,966
USD	573,911	INR	33,400,000	Goldman Sachs International	9/04/13	18,048
USD	631,283	KRW	718,400,000	Citibank N.A.	9/04/13	4,155
USD	686,717	KRW	778,600,000	Goldman Sachs International	9/04/13	7,038
USD	518,779	KRW	580,900,000	HSBC Bank PLC	9/04/13	11,682
USD	1,049,004	KRW	1,197,700,000	Morgan Stanley & Co. International	9/04/13	3,470
USD	93,162	MXN	1,220,000	Bank of America N.A.	9/04/13	30
USD	1,969,095	MXN	25,410,000	HSBC Bank PLC	9/04/13	29,340
USD	2,505,942	MXN	31,630,000	State Street Bank and Trust Company	9/04/13	91,363
USD	9,213	PLN	30,000	Deutsche Bank AG	9/04/13	243
USD	1,495,339	PLN	4,900,000	Royal Bank of Scotland PLC	9/04/13	30,330
USD	606,426	PLN	2,010,000	State Street Bank and Trust Company	9/04/13	5,474
USD	641,990	RUB	20,900,000	HSBC Bank PLC	9/04/13	12,539
USD	1,075,336	RUB	34,400,000	JPMorgan Chase Bank N.A.	9/04/13	39,301
USD	648,448	RUB	21,000,000	Royal Bank of Scotland PLC	9/04/13	15,985
USD	388,200	RUB	12,600,000	UBS AG	9/04/13	8,722
USD	309,156	SGD	390,000	Deutsche Bank AG	9/04/13	1,626
USD	2,663,599	SGD	3,380,000	HSBC Bank PLC	9/04/13	(1,664)
USD	3,438,501	TRY	6,452,240	HSBC Bank PLC	9/04/13	127,467
USD	1,999,623	TRY	3,807,760	JPMorgan Chase Bank N.A.	9/04/13	45,632
USD	207,330	ZAR	2,130,000	Credit Suisse International	9/04/13	(5,264)
USD	362,877	ZAR	3,690,000	HSBC Bank PLC	9/04/13	(5,419)
USD	1,028,750	ZAR	10,180,000	UBS AG	9/04/13	12,693
ZAR	1,600,000	USD	158,102	Goldman Sachs International	9/04/13	1,593
ZAR	7,100,000	USD	702,891	HSBC Bank PLC	9/04/13	5,755
ZAR	5,100,000	USD	504,972	JPMorgan Chase Bank N.A.	9/04/13	4,055
ZAR	2,200,000	USD	209,924	UBS AG	9/04/13	9,657
AUD	948,000	USD	895,018	BNP Paribas SA	9/12/13	(31,780)
AUD	5,856,000	USD	5,332,438	HSBC Bank PLC	9/12/13	(29)
AUD	18,646,000	USD	17,600,798	Royal Bank of Canada	9/12/13	(621,955)
AUD	12,785,000	USD	11,783,653	Royal Bank of Scotland PLC	9/12/13	(141,772)
AUD	3,579,000	USD	3,387,527	UBS AG	9/12/13	(128,529)
CAD	1,237,000	USD	1,170,561	HSBC Bank PLC	9/12/13	(16)
CAD	39,695,000	USD	38,380,840	Royal Bank of Canada	9/12/13	(818,365)
CAD	1,862,000	USD	1,829,423	Royal Bank of Scotland PLC	9/12/13	(67,455)
EUR	4,899,000	USD	6,507,470	HSBC Bank PLC	9/12/13	(137,520)
EUR	39,241,500	USD	51,644,513	JPMorgan Chase Bank N.A.	9/12/13	(620,554)
EUR	3,639,000	USD	4,851,636	Royal Bank of Canada	9/12/13	(120,008)
EUR	12,064,000	USD	15,942,998	Royal Bank of Scotland PLC	9/12/13	(256,721)
EUR	7,149,000	USD	9,295,623	UBS AG	9/12/13	(100)
EUR	7,733,000	USD	10,259,542	Westpac Banking Corp.	9/12/13	(204,669)
GBP	1,107,000	USD	1,688,605	BNP Paribas SA	9/12/13	(10,411)
GBP	8,870,000	USD	13,785,363	Deutsche Bank AG	9/12/13	(338,589)
GBP	7,596,000	USD	11,851,372	HSBC Bank PLC	9/12/13	(335,961)
GBP	14,712,000	USD	22,837,366	Royal Bank of Scotland PLC	9/12/13	(534,217)
GBP	14,514,000	USD	22,590,744	UBS AG	9/12/13	(587,760)
JPY	29,000,000	USD	296,844	Deutsche Bank AG	9/12/13	(4,809)
JPY	1,214,700,000	USD	12,569,342	HSBC Bank PLC	9/12/13	(337,118)
JPY	1,475,000,000	USD	15,173,802	JPMorgan Chase Bank N.A.	9/12/13	(320,315)
JPY	1,208,000,000	USD	12,216,260	UBS AG	9/12/13	(51,505)

See Notes to Financial Statements.

BLACKROCK COREALPHA BOND FUND	JUNE 30, 2013	31

Schedule of Investments (continued)	CoreAlpha Bond Master Portfolio

Foreign currency exchange contracts as of June 30, 2013 were as follows (concluded):

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
JPY	78,800,000	USD	801,623	Westpac Banking Corp.	9/12/13	$(8,094)
NOK	86,852,000	USD	15,077,774	Deutsche Bank AG	9/12/13	(889,593)
NOK	165,635,000	USD	28,027,047	JPMorgan Chase Bank N.A.	9/12/13	(968,839)
NZD	1,937,000	USD	1,542,268	Goldman Sachs International	9/12/13	(53,893)
NZD	9,447,000	USD	7,492,416	Royal Bank of Canada	9/12/13	(233,418)
SEK	49,034,000	USD	7,353,543	BNP Paribas SA	9/12/13	(100,248)
SEK	46,740,000	USD	7,140,569	Deutsche Bank AG	9/12/13	(226,611)
SEK	11,960,000	USD	1,853,028	Goldman Sachs International	9/12/13	(83,860)
SEK	6,266,000	USD	952,230	HSBC Bank PLC	9/12/13	(25,339)
SEK	68,407,000	USD	10,439,195	JPMorgan Chase Bank N.A.	9/12/13	(320,173)
SEK	63,816,000	USD	9,640,036	Royal Bank of Scotland PLC	9/12/13	(200,132)
SEK	29,313,000	USD	4,452,529	UBS AG	9/12/13	(116,439)
USD	9,013,232	AUD	9,555,000	BNP Paribas SA	9/12/13	312,553
USD	20,032,168	AUD	21,218,000	BNP Paribas SA	9/12/13	711,289
USD	14,421,595	AUD	15,702,000	Deutsche Bank AG	9/12/13	123,525
USD	4,619,005	AUD	4,965,000	HSBC Bank PLC	9/12/13	97,930
USD	7,542,645	AUD	8,011,000	Royal Bank of Canada	9/12/13	247,916
USD	9,266,017	AUD	10,037,000	Royal Bank of Scotland PLC	9/12/13	126,435
USD	17,803,713	AUD	19,032,000	Westpac Banking Corp.	9/12/13	473,382
USD	647,529	CAD	682,000	Deutsche Bank AG	9/12/13	2,168
USD	572,850	CAD	601,000	JPMorgan Chase Bank N.A.	9/12/13	4,137
USD	14,572,825	CAD	15,105,000	Royal Bank of Canada	9/12/13	279,307
USD	10,585,622	CAD	11,010,000	Royal Bank of Scotland PLC	9/12/13	167,110
USD	8,804,152	CAD	9,007,000	UBS AG	9/12/13	281,033
USD	2,900,424	CAD	2,967,000	Westpac Banking Corp.	9/12/13	92,819
USD	6,138,164	EUR	4,664,000	BNP Paribas SA	9/12/13	73,775
USD	28,597,127	EUR	21,480,000	Deutsche Bank AG	9/12/13	667,648
USD	8,650,887	EUR	6,516,000	HSBC Bank PLC	9/12/13	178,425
USD	28,507,719	EUR	21,567,000	JPMorgan Chase Bank N.A.	9/12/13	465,117
USD	8,878,553	EUR	6,768,000	Royal Bank of Scotland PLC	9/12/13	78,427
USD	45,461,265	EUR	34,486,000	UBS AG	9/12/13	620,669
USD	308,110	GBP	200,000	Deutsche Bank AG	9/12/13	4,914
USD	10,716,688	GBP	6,841,000	HSBC Bank PLC	9/12/13	345,845
USD	17,094,786	GBP	11,071,000	Royal Bank of Scotland PLC	9/12/13	311,333
USD	4,021,639	GBP	2,617,000	UBS AG	9/12/13	54,310
USD	1,233,341	GBP	795,000	Westpac Banking Corp.	9/12/13	28,134
USD	6,079,302	JPY	584,300,000	Deutsche Bank AG	9/12/13	195,307
USD	8,401,117	JPY	812,000,000	HSBC Bank PLC	9/12/13	224,146
USD	13,019,479	JPY	1,265,600,000	JPMorgan Chase Bank N.A.	9/12/13	274,683
USD	3,433,255	JPY	332,000,000	Royal Bank of Scotland PLC	9/12/13	89,962
USD	28,880,604	JPY	2,844,100,000	UBS AG	9/12/13	240,058
USD	13,369,083	NOK	78,782,000	JPMorgan Chase Bank N.A.	9/12/13	499,220
USD	15,683,875	NOK	92,788,000	Royal Bank of Scotland PLC	9/12/13	525,986
USD	29,859,123	NOK	173,705,000	UBS AG	9/12/13	1,482,595
USD	17,578,255	NZD	22,221,000	Bank of America N.A.	9/12/13	503,820
USD	894,242	NZD	1,157,000	JPMorgan Chase Bank N.A.	9/12/13	5,212
USD	223,787	NZD	290,000	Royal Bank of Canada	9/12/13	954
USD	629,815	NZD	809,000	UBS AG	9/12/13	8,186
USD	27,886,788	SEK	183,678,000	Bank of America N.A.	9/12/13	716,442
USD	11,211,907	SEK	73,641,000	JPMorgan Chase Bank N.A.	9/12/13	318,652
Total						$1,975,055

•	Exchange-Traded options purchased as of June 30, 2013 were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
10-Year US Treasury Note	Call	USD	130.00	8/23/13	293	$54,938

See Notes to Financial Statements.

32	BLACKROCK COREALPHA BOND FUND	JUNE 30, 2013

Schedule of Investments (continued)	CoreAlpha Bond Master Portfolio

•	Exchange-Traded options written as of June 30, 2013 were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
5-Year US Treasury Note	Put	USD	121.00	8/23/13	(293)	$(215,172)

•	Credit default swaps — buy protection outstanding as of June 30, 2013 were as follows:

Index	Receive Fixed Rate	Counterparty/Clearinghouse	Expiration Date	Notional Amount (000)		Unrealized Depreciation
Dow Jones CDX North America Investment Grade Index Series 20, Version 1	1.00%	Chicago Mercantile	6/20/18	USD	124,000	$(153,466)

•	Credit default swaps — sold protection outstanding as of June 30, 2013 were as follows:

Issuer/Index	Receive Fixed Rate	Counterparty/Clearinghouse	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Unrealized Appreciation (Depreciation)
General Electric Capital Corp.	3.25%	Deutsche Bank AG	12/20/13	AA+		4,000	$(7,896)
Dow Jones CDX North America High Yield Series 20, Version 1	5.00%	Chicago Mercantile	6/20/18	CCC	USD	16,200	106,574
Total							$98,678

[1]	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.

[2]	The maximum potential amount of the Master Portfolio may pay should a negative credit event take places as defined under the terms of the agreement.

•	Interest rate swaps outstanding as of June 30, 2013 were as follows:

Fixed Rate	Floating Rate	Counterparty/Clearinghouse	Effective Date	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
1.77%[3]	3-Month LIBOR	Deutsche Bank AG	9/30/13[4]	5/15/20	USD	300,180	$7,661,730
1.78%[3]	3-Month LIBOR	Deutsche Bank AG	9/30/13[4]	5/15/20	USD	19,790	495,206
2.22%[3]	3-Month LIBOR	Chicago Mercantile	9/30/13[4]	5/15/20	USD	47,610	(318,745)
1.69%[3]	6-Month EURIBOR	Deutsche Bank AG	9/30/13[4]	7/04/22	EUR	19,700	501,905
2.82%[3]	6-Month LIBOR	Chicago Mercantile	9/30/13[4]	3/07/25	GBP	28,430	(245,262)
2.37%[3]	6-Month LIBOR	Royal Bank of Scotland Group, Inc.	9/30/13[4]	3/07/25	GBP	33,770	2,186,123
2.35%[3]	6-Month LIBOR	Royal Bank of Scotland Group, Inc.	9/30/13[4]	3/07/25	GBP	20,130	1,376,711
2.42%[3]	6-Month LIBOR	Royal Bank of Scotland Group, Inc.	9/30/13[4]	3/07/25	GBP	41,610	2,360,937
Total							$14,018,605

[3]	Master Portfolio pays the fixed rate and receives the floating rate.

[4]	Forward interest rate swap.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Master Portfolio has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Master Portfolio’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

BLACKROCK COREALPHA BOND FUND	JUNE 30, 2013	33

Schedule of Investments (concluded)	CoreAlpha Bond Master Portfolio

	Level 1	Level 2	Level 3	Total

Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$383,348,578	$19,869,014	$403,217,592
Corporate Bonds	—	861,342,662	—	861,342,662
Foreign Agency Obligations	—	23,299,500	—	23,299,500
Non-Agency Mortgage- Backed Securities	—	147,415,396	—	147,415,396
Preferred Securities	—	8,873,577	—	8,873,577
Taxable Municipal Bonds	—	23,121,946	—	23,121,946
US Government Sponsored Agency Securities	—	1,583,389,006	—	1,583,389,006
US Treasury Obligations	—	534,612,264	—	534,612,264
Short-Term Securities	$691,169,317	—	—	691,169,317
Options Purchased:
Interest Rate Contracts	54,938	—	—	54,938
Liabilities:
Investments:
TBA Sale Commitments	—	(585,366,884)	—	(585,366,884)

Total	$691,224,255	$2,980,036,045	$19,869,014	$3,691,129,314

	Level 1	Level 2	Level 3	Total

Derivative Financial Instruments[1]
Assets:
Credit contracts	—	$106,574	—	$106,574
Foreign currency exchange contracts	—	11,486,085	—	11,486,085
Interest rate contracts	$1,739,555	14,582,612	—	16,322,167
Liabilities:
Credit contracts	—	(161,362)	—	(161,362)
Foreign currency exchange contracts	—	(9,511,030)	—	(9,511,030)
Interest rate contracts	(12,849,504)	(564,007)	—	(13,413,511)

Total	$(11,109,949)	$15,938,872	—	$4,828,923

[1]

Derivative financial instruments are swaps, financial futures contracts, foreign currency exchange contracts and options written. Swaps, financial futures contracts and foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument and options written are shown at value.

Certain of the Master Portfolio’s assets and/or liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of June 30, 2013, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Foreign currency at value	$2,626,613	—	—	$2,626,613
Cash pledged as collateral for swaps	5,845,000	—	—	5,845,000
Liabilities:
Collateral on securities loaned at value	—	$(496,735,763)	—	(496,735,763)
Cash received as collateral for swaps	—	(15,590,000)	—	(15,590,000)

Total:	$8,471,613	$(512,325,763)	—	$(503,854,150)

There were no transfers between levels during the six months ended June 30, 2013.

See Notes to Financial Statements.

34	BLACKROCK COREALPHA BOND FUND	JUNE 30, 2013

Statement of Assets and Liabilities	CoreAlpha Bond Master Portfolio

June 30, 2013 (Unaudited)

Assets
Investments at value — unaffiliated (including securities loaned of $484,837,917) (cost — $3,594,980,545)	$3,585,326,881
Investments at value — affiliated (cost — $691,169,317)	691,169,317
Foreign currency at value (cost — $2,632,757)	2,626,613
Cash pledged for centrally cleared swaps	4,685,000
TBA sale commitments receivable	590,638,414
Investments sold receivable	153,715,170
Unrealized appreciation on swaps	14,582,612
Unrealized appreciation on foreign currency exchange contracts	11,486,085
Contributions receivable from investors	168,989
Securities lending income receivable	41,571
Interest receivable	17,189,229
Principal paydown receivable	211,719
Swap receivable	9,489
Variation margin receivable	161,283

Total assets	5,072,012,372

Liabilities
Collateral on securities loaned at value	496,735,763
Investments purchased payable	947,562,266
TBA sale commitments at value (proceeds — $590,638,414)	585,366,884
Options written at value (premium received — $95,610)	215,172
Cash received as collateral for swaps	14,430,000
Unrealized depreciation on swaps	7,896
Unrealized depreciation on foreign currency exchange contracts	9,511,030
Investment advisory fees payable	592,916
Professional fees payable	31,292
Trustees’ fees payable	12,212
Variation margin payable — centrally cleared swaps	439,976
Withdrawals payable to investors	1,580,240

Total liabilities	2,056,485,647

Net Assets	$3,015,526,725

Net Assets Consist of
Investors’ capital	$3,014,994,471
Net unrealized appreciation/depreciation	532,254

Net Assets	$3,015,526,725

See Notes to Financial Statements.

BLACKROCK COREALPHA BOND FUND	JUNE 30, 2013	35

Statement of Operations	CoreAlpha Bond Master Portfolio

Six Months Ended June 30, 2013 (Unaudited)

Investment Income
Interest	$35,555,135
Income — affiliated	179,787
Dividends	180,673
Securities lending — affiliated — net	235,780

Total income	36,151,375

Expenses
Investment advisory	3,539,743
Professional	26,206
Independent Trustees	39,959
Miscellaneous	610

Total expenses	3,606,518
Less fees waived by advisor	(66,165)

Total expenses after fees waived	3,540,353

Net investment income	32,611,022

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(6,661,876)
Financial futures contracts	504,952
Options written	515,297
Swaps	8,736,549
Foreign currency transactions	(711,921)

2,383,001

Net change in unrealized appreciation/depreciation on:
Investments	(116,667,667)
Financial futures contracts	(11,278,479)
Options written	(119,562)
Swaps	11,496,655
Foreign currency translations	1,162,265

(115,406,788)

Total realized and unrealized loss	(113,023,787)

Net Decrease in Net Assets Resulting from Operations	$(80,412,765)

See Notes to Financial Statements.

36	BLACKROCK COREALPHA BOND FUND	JUNE 30, 2013

Statements of Changes in Net Assets	CoreAlpha Bond Master Portfolio

Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012

Operations
Net investment income	$32,611,022	$60,933,108
Net realized gain	2,383,001	49,324,984
Net change in unrealized appreciation/depreciation	(115,406,788)	13,288,577

Net increase (decrease) in net assets resulting from operations	(80,412,765)	123,546,669

Capital Transactions
Proceeds from contributions	527,952,245	4,690,973,134
Value of withdrawals	(221,653,137)	(4,387,331,971)

Net increase in net assets derived from capital transactions	306,299,108	303,641,163

Net Assets
Total increase in net assets	225,886,343	427,187,832
Beginning of period	2,789,640,382	2,362,452,550

End of period	$3,015,526,725	$2,789,640,382

Financial Highlights	CoreAlpha Bond Master Portfolio

	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,
			2012	2011		2010		2009		2008

Total Investment Return
Total investment return	(2.64)%[1]		4.95%	8.38%		6.56%		11.67%		3.62%

Ratios to Average Net Assets
Total expenses	0.25%	[2]	0.25%	0.27%		0.36%		0.35%		0.36%

Total expenses after fees waived	0.24%	[2]	0.24%	0.26%		0.35%		0.35%		0.36%

Net investment income	2.24%	[2]	2.36%	3.22%		3.19%		4.33%		4.47%

Supplemental Data
Net assets, end of period (000)	$3,015,527		$2,789,640	$2,362,453		$2,150,563		$1,633,960		$1,115,903

Portfolio turnover[3]	657%		2,128%	1,646%	[4]	621%	[5]	278%	[6]	351%

[1]	Aggregate total investment return.

[2]	Annualized.

[3]	Portfolio turnover rates include TBA transactions, if any.

[4]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 1,510%.

[5]	Excluding TBA transactions, the portfolio turnover rate would have been 170%.

[6]	Excluding TBA transactions, the portfolio turnover rate would have been 199%.

See Notes to Financial Statements.

BLACKROCK COREALPHA BOND FUND	JUNE 30, 2013	37

Notes to Financial Statements (Unaudited)	CoreAlpha Bond Master Portfolio

1. Organization:

CoreAlpha Bond Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio (“MIP”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. MIP is organized as a Delaware statutory trust.

2. Significant Accounting Policies:

The Master Portfolio’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Master Portfolio:

Valuation: US GAAP defines fair value as the price the Master Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master Portfolio determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees of MIP (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Master Portfolio for all financial instruments.

The Master Portfolio values its bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services. Swap agreements are valued utilizing quotes received daily by the Master Portfolio’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Investments in open-end registered investment companies are valued at net asset value each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that the Master Portfolio might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deem relevant consistent with the principles of fair value measurement which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. A market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or

38	BLACKROCK COREALPHA BOND FUND	JUNE 30, 2013

Notes to Financial Statements (continued)	CoreAlpha Bond Master Portfolio

asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Master Portfolio’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Master Portfolio’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to affect the value of such instruments materially, those instruments may be Fair Value Assets and valued at their fair value, as determined in good faith by the Global Valuation Committee, or its delegate, using a pricing service and/or policies approved by the Board.

Foreign Currency: The Master Portfolio’s books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the US dollar rises in value against a foreign currency, the Master Portfolio’s investments denominated in that currency will lose value because that currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Master Portfolio does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Master Portfolio reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Master Portfolio either deliver collateral or segregate assets in connection with certain investments (e.g., dollar rolls, TBA sale commitments, financial futures contracts, foreign currency exchange contracts, swaps and options written), the Master Portfolio will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, the Master Portfolio engaging in such transactions may have requirements to deliver/deposit securities to/with an exchange or broker-dealer as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Consent fees are compensation for agreeing to changes in the terms of debt instruments and are included in interest income in the Statement of Operations.

Income Taxes: The Master Portfolio is classified as a partnership for federal income tax purposes. As such, each investor in the Master Portfolio is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no federal income tax provision is required. It is intended that the Master Portfolio’s assets will be managed so an investor in the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Master Portfolio files US federal and various state and local tax returns. The statute of limitations on the Master Portfolio’s US federal tax returns remains open for each of the four years ended December 31, 2012. On June 28, 2013, the Internal Revenue Service notified the Master Portfolio of its intent to examine the Master Portfolio’s 2011 US Federal tax return. The statutes of limitations on the Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to the Master Portfolio are charged to the Master Portfolio. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

BLACKROCK COREALPHA BOND FUND	JUNE 30, 2013	39

Notes to Financial Statements (continued)	CoreAlpha Bond Master Portfolio

3. Securities and Other Investments:

Asset-Backed and Mortgage-Backed Securities: The Master Portfolio may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. In addition, the Master Portfolio may have to subsequently reinvest the proceeds at lower interest rates. If the Master Portfolio has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Master Portfolio may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the US government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

Inflation-Indexed Bonds: The Master Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of US Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Multiple Class Pass-Through Securities: The Master Portfolio may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by Ginnie Mae, US government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated pre-payments of principal, the Master Portfolio may not fully recoup its initial investment in IOs.

Stripped Mortgage-Backed Securities: The Master Portfolio may invest in stripped mortgage-backed securities issued by the US government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. The Master Portfolio also may invest in stripped mortgage-backed securities that are privately issued.

Zero-Coupon Bonds: The Master Portfolio may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Capital Trusts and Trust Preferred Securities: The Master Portfolio may invest in capital trusts and/or trust preferred securities. These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The

40	BLACKROCK COREALPHA BOND FUND	JUNE 30, 2013

Notes to Financial Statements (continued)	CoreAlpha Bond Master Portfolio

securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation will pay interest to the trust, which will then be distributed to holders of the trust preferred securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stock: The Master Portfolio may invest in preferred stock. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

TBA Commitments: The Master Portfolio may enter into TBA commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. The Master Portfolio generally enters into TBA commitments with the intent to take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

Mortgage Dollar Roll Transactions: The Master Portfolio may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, the Master Portfolio will not be entitled to receive interest and principal payments on the securities sold. The Master Portfolio accounts for mortgage dollar roll transactions as purchases and sales and realizes gains and losses on these transactions.

These transactions may increase the Master Portfolio’s portfolio turnover rate. Mortgage dollar rolls involve the risk that market value of the securities that the Master Portfolio is required to purchase may decline below the agreed upon repurchase price of those securities.

Securities Lending: The Master Portfolio may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash, securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral. The initial collateral received by the Master Portfolio should have a value of at least 102% of the current value of the loaned securities for securities traded on US exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Master Portfolio and any additional required collateral is delivered to the Master Portfolio on the next business day. Securities lending income, as disclosed in the Statement of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Master Portfolio earns dividend or interest income on the securities loaned but does not receive interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan and the value of the related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value, and collateral on securities loaned at value, respectively. The cash collateral invested by the securities lending agent, BlackRock Institutional Trust Company, N.A. (“BTC”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Master Portfolio under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party. In the event that a borrower defaults, the Master Portfolio, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the Master Portfolio can reinvest cash collateral, or, upon an event of default, resell or repledge the collateral, and the borrower can resell or repledge the loaned securities.

BLACKROCK COREALPHA BOND FUND	JUNE 30, 2013	41

Notes to Financial Statements (continued)	CoreAlpha Bond Master Portfolio

The following table is a summary of the Master Portfolio’s open securities lending agreements by counterparty which are subject to offset under a MSLA as of June 30, 2013:

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Barclays Capital, Inc.	$10,423,492	$(10,423,492)	—
BNP Paribas SA	1,155,851	(1,155,851)	—
Citigroup Global Markets, Inc.	153,478,287	(153,478,287)	—
Credit Suisse Securities (USA) LLC	20,808,018	(20,808,018)	—
Deutsche Bank Securities Inc.	48,985,903	(48,985,903)	—
Goldman Sachs & Co.	115,296,473	(115,296,473)	—
JP Morgan Securities LLC	16,878,837	(16,878,837)	—
Merrill Lynch, Pierce, Fenner & Smith Inc.	1,062,182	(1,062,182)	—
Morgan Stanley	47,327,658	(47,327,658)	—
Nomura Securities International Inc.	22,228,626	(22,228,626)	—
RBS Securities Inc.	2,615,370	(2,615,370)	—
UBS Securities LLC	34,335,609	(34,335,609)	—
Wells Fargo Securities LLC	10,241,611	(10,241,611)	—

Total	$484,837,917	$(484,837,917)	—

[1]

Excess of collateral received from the individual counterparty is not shown for financial reporting purposes. Collateral with a value of $496,735,763 has been received in connection with securities lending transactions.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate this risk, the Master Portfolio benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities lent. The Master Portfolio also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. During the six months ended June 30, 2013, any securities on loan were collateralized by cash.

4. Derivative Financial Instruments:

The Master Portfolio engages in various portfolio investment strategies using derivative contracts both to increase the return of the Master Portfolio and/or to economically hedge its exposure to certain risks such as credit risk, interest rate risk, foreign currency exchange rate risk or other risk. These contracts may be transacted on an exchange or OTC.

Financial Futures Contracts: The Master Portfolio purchases and/or sells financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk). Financial futures contracts are agreements between the Master Portfolio and counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Upon entering into a financial futures contract, the Master Portfolio is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Master Portfolio as unrealized appreciation or depreciation. When the contract is closed, the Master Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Foreign Currency Exchange Contracts: The Master Portfolio enters into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to or hedge exposure away from foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Master Portfolio, help to manage the overall exposure to the currencies in which some of the investments held by the Master Portfolio are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Master Portfolio as an unrealized gain and loss. When the contract is closed, the Master Portfolio records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Options: The Master Portfolio purchases and writes call and put options to increase or decrease its exposure to underlying instruments (including interest rate risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised), the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Master Portfolio purchases (writes) an option, an amount equal to the premium paid (received) by the Master Portfolio

42	BLACKROCK COREALPHA BOND FUND	JUNE 30, 2013

Notes to Financial Statements (continued)	CoreAlpha Bond Master Portfolio

is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Master Portfolio enters into a closing transaction), the Master Portfolio realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Master Portfolio writes a call option, such option is “covered,” meaning that the Master Portfolio holds the underlying instrument subject to being called by the option counterparty. When the Master Portfolio writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

In purchasing and writing options, the Master Portfolio bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Master Portfolio may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Master Portfolio purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Swaps: The Master Portfolio enters into swap agreements, in which the Master Portfolio and a counterparty agree either to make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation).

For OTC swaps, any upfront premiums paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the OTC swap. Payments received or made by the Master Portfolio for OTC swaps are recorded in the Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, the Master Portfolio will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Master Portfolio’s basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Master Portfolio faces the CCP through a broker. Upon entering into a centrally cleared swap, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•

Credit default swaps – The Master Portfolio enters into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk). The Master Portfolio may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occurs. As a buyer, if an underlying credit event occurs, the Master Portfolio will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Master Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Interest rate swaps – The Master Portfolio enters into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the

BLACKROCK COREALPHA BOND FUND	JUNE 30, 2013	43

Notes to Financial Statements (continued)	CoreAlpha Bond Master Portfolio

fixed rate bonds which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Interest rate floors, which are a type of interest rate swap, are agreements in which one party agrees to make payments to the other party to the extent that interest rates fall below a specified rate or floor in return for a premium. In more complex swaps, the notional principal amount may decline (or amortize) over time.

•

Forward interest rate swaps – The Master Portfolio enters into forward interest rate swaps to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). In a forward interest rate swap, the Master Portfolio and the counterparty agree to make periodic net payments on a specified notional contract amount, at a fixed or variable rate and commencing on a specified future effective date, unless terminated earlier.

Fair Values of Derivative Financial Instruments as of June 30, 2013
	Derivative Assets
	Statement of Assets and Liabilities Location	Value
Credit contracts	Unrealized appreciation on swaps[1]	$106,574
Interest rate contracts	Net unrealized appreciation/depreciation[1]; Unrealized appreciation on swaps[1]; Investments at value — unaffiliated[2]	16,377,105
Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts;	11,486,085

Total		$27,969,764

	Derivative Liabilities
	Statement of Assets and Liabilities Location	Value
Interest rate contracts	Net unrealized appreciation/depreciation[1]; Unrealized depreciation on swaps[1]; Options written at value[2]	$13,413,511
Foreign currency exchange contracts	Unrealized depreciation on foreign currency exchange contracts	9,511,030
Credit contracts	Unrealized depreciation on swaps[1]	161,362

Total		$23,085,903

[1]

Includes cumulative appreciation/depreciation on financial futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

[2]	Includes options purchased at value as reported in the Schedules of Investments.

The Effect of Derivative Financial Instruments in the Statement of Operations Six Months Ended June 30, 2013
Net Realized Gain (Loss) From
Interest rate contracts:
Financial futures contracts	$504,952
Swaps	(2,664,984)
Options[3]	25,169
Foreign currency exchange contracts:
Foreign currency transactions	(711,921)
Credit contracts:
Swaps	11,401,533

Total	$8,554,749

Net Change in Unrealized Appreciation/Depreciation on
Interest rate contracts:
Financial futures contracts	$(11,278,479)
Swaps	13,127,699
Options[3]	134,324
Foreign currency exchange contracts:
Foreign currency translations	1,149,961
Credit contracts:
Swaps	(1,631,044)

Total	$1,502,461

[3]	Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.

For the six months ended June 30, 2013, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average number of contracts purchased	9,408
Average number of contracts sold	716
Average notional value of contracts purchased	$1,434,254,626
Average notional value of contracts sold	$265,677,434
Options:
Average number of option contracts purchased	555
Average number of option contracts written	557
Average notional value of option contracts purchased	$390,480
Average notional value of option contracts written	$258,469
Foreign currency exchange contracts:
Average number of contracts — US dollars purchased	81
Average number of contracts — US dollars sold	82
Average US dollar amounts purchased	$566,848,714
Average US dollar amounts sold	$514,767,059
Credit default swaps:
Average number of contracts — buy protection	1
Average number of contracts — sell protection	3
Average notional value — buy protection	$62,000,000
Average notional value — sell protection	$51,500,000
Interest rate swaps:
Average number of contracts — pays fixed rate	7
Average number of contracts — receives fixed rate	1
Average notional value — pays fixed rate	$534,870,000
Average notional value — receives fixed rate	$19,105,000

44	BLACKROCK COREALPHA BOND FUND	JUNE 30, 2013

Notes to Financial Statements (continued)	CoreAlpha Bond Master Portfolio

Counterparty Credit Risk: A derivative contract may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Master Portfolio’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Master Portfolio. For OTC options purchased, the Master Portfolio bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Master Portfolio should the counterparty fail to perform under the contracts. Options written by the Master Portfolio do not typically give rise to counterparty credit risk, as options written generally obligate the Master Portfolio, and not the counterparty to perform.

With exchange traded purchased options and futures and centrally cleared swaps, there is less counterparty credit risk to the Master Portfolio since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Master Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Master Portfolio.

In order to better define its contractual rights and to secure rights that will help the Master Portfolio mitigate its counterparty risk, the Master Portfolio may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Master Portfolio and a counterparty that governs OTC derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Master Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Master Portfolio’s net assets decline by a stated percentage or the Master Portfolio fails to meet the terms of its ISDA Master Agreements, which would cause the Master Portfolio to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Master Portfolio and the counterparty.

Cash collateral that has been pledged to cover obligations of the Master Portfolio and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Master Portfolio, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g. $500,000) before a transfer is required, which is determined at the close of business of the Master Portfolio and additional required collateral is delivered to/pledged by the Master Portfolio on the next business day. Typically, the Master Portfolio and counterparties are not permitted to sell, repledge or use the collateral they receive. To the extent amounts due to the Master Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Master Portfolio bears the risk of loss from counterparty non-performance. The Master Portfolio attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Master Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

At June 30, 2013, the Master Portfolio’s derivative assets and liabilities (by type) are as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Financial futures contracts	$161,283	—
Foreign currency exchange contracts	11,486,085	$9,511,030
Swaps	14,582,612	447,872
Options[1]	54,938	215,172

Total derivative assets and liabilities in the Statement of Assets and Liabilities	26,284,918	10,174,074

Derivatives not subject to a master netting agreement or similar agreement (“MNA”)	(216,221)	(668,293)

Total assets and liabilities subject to a MNA	$26,068,697	$9,505,781

[1]	Includes options purchased at value as reported in the Schedule of Investments.

BLACKROCK COREALPHA BOND FUND	JUNE 30, 2013	45

Notes to Financial Statements (continued)	CoreAlpha Bond Master Portfolio

The following table presents the Master Portfolio’s derivative assets by counterparty net of amounts available for offset under a MNA and net of the related collateral received by the Master Portfolio as of June 30, 2013:

Counterparty	Derivative Assets Subject to a MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Received	Cash Collateral Received[1]	Net Amount of Derivative Assets[2]
Bank of America N.A.	$1,224,890	$(12,838)	—	—	$1,212,052
BNP Paribas SA	1,097,617	(147,844)	—	—	949,773
Citibank N.A.	4,155	(4,155)	—	—	—
Credit Suisse International	11,340	(5,264)	—	—	6,076
Deutsche Bank AG	9,715,184	(1,601,260)	—	$(7,812,979)	300,945
Goldman Sachs International	55,392	(55,392)	—	—	—
HSBC Bank PLC	1,045,038	(891,146)	—	—	153,892
JPMorgan Chase Bank N.A.	1,704,999	(1,704,999)	—	—	—
Morgan Stanley & Co. International	3,470	—	—	—	3,470
Royal Bank of Canada	528,177	(528,177)	—	—	—
Royal Bank of Scotland PLC	7,269,339	(1,203,171)	—	(6,066,168)	—
State Street Bank and Trust Company	96,837	(11,249)	—	—	85,588
UBS AG	2,717,924	(922,619)	—	—	1,795,305
Westpac Banking Corp.	594,335	(212,763)	—	—	381,572

Total	$26,068,697	$(7,300,877)	—	$(13,879,147)	$4,888,673

The following table presents the Master Portfolio’s derivative liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral pledged by the Master Portfolio as of June 30, 2013:

Counterparty	Derivative Liabilities Subject to a MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[3]
Bank of America N.A.	$12,838	$(12,838)	—	—	—
BNP Paribas SA	147,844	(147,844)	—	—	—
Citibank N.A.	171,091	(4,155)	—	—	$166,936
Credit Suisse International	5,264	(5,264)	—	—	—
Deutsche Bank AG	1,601,260	(1,601,260)	—	—	—
Goldman Sachs International	169,848	(55,392)	—	—	114,456
HSBC Bank PLC	891,146	(891,146)	—	—	—
JPMorgan Chase Bank N.A.	2,362,943	(1,704,999)	—	—	657,944
Royal Bank of Canada	1,793,745	(528,177)	—	—	1,265,568
Royal Bank of Scotland PLC	1,203,171	(1,203,171)	—	—	—
State Street Bank and Trust Company	11,249	(11,249)	—	—	—
UBS AG	922,619	(922,619)	—	—	—
Westpac Banking Corp.	212,763	(212,763)	—	—	—

Total	$9,505,781	$(7,300,877)	—	—	$2,204,904

[1]	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.

[2]	Net amount represents the net amount receivable from the counterparty in the event of default.

[3]	Net amount represents the net amount payable due to the counterparty in the event of default.

46	BLACKROCK COREALPHA BOND FUND	JUNE 30, 2013

Notes to Financial Statements (continued)	CoreAlpha Bond Master Portfolio

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock.

MIP, on behalf of the Master Portfolio, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Master Portfolio’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of the Master Portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Master Portfolio. For such services, the Master Portfolio pays the Manager a monthly fee based on a percentage of the Master Portfolio’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.25%
$1 Billion — $3 Billion	0.24%
$3 Billion — $5 Billion	0.23%
$5 Billion — $10 Billion	0.22%
Greater than $10 Billion	0.21%

The Manager entered into a sub-advisory agreement with each of BlackRock International Limited (“BIL”) and BlackRock Fund Advisors (“BFA”), both affiliates of the Manager. The Manager pays BIL and BFA, for services they provide with respect to the Master Portfolio, a monthly fee that is a percentage of the investment advisory fees paid by the Master Portfolio to BAL.

The fees and expenses of MIP’s trustees who are not “interested persons” of MIP, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and MIP’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Master Portfolio. The Manager has contractually agreed to cap the expenses of the Master Portfolio at the rate at which the Master Portfolio pays an advisory fee to the Manager, as applicable, by providing an offsetting credit against the investment advisory fees paid by the Master Portfolio in an amount equal to the independent expenses. This contractual waiver is effective through April 30, 2014. The amount of the waiver, if any, is shown as fees waived by advisor in the Statement of Operations.

The Master Portfolio received an exemptive order from the SEC permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BTC, an affiliate of the Manager, as the securities lending agent. BTC may, on behalf of the Master Portfolio, invest cash collateral received by the Master Portfolio for such loans, among other things, in a private investment company managed by BTC or in registered money market funds advised by BTC or its affiliates. The market value of securities on loan and the value of the related collateral, if applicable, is shown in the Statement of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BTC, if any, is disclosed in the Schedule of Investments. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of rebates paid to, or fees paid by, borrowers of securities. The Master Portfolio retains 65% of securities lending income and pays a fee to BTC equal to 35% of such income. The Master Portfolio benefits from a borrower default indemnity provided by BlackRock. As securities lending agent, BTC bears all operational costs directly related to securities lending as well as the cost of borrower default indemnification. BTC does not receive any fees for managing the cash collateral. The share of income earned by the Master Portfolio is shown as securities lending – affiliated – net in the Statement of Operations. For the six months ended June 30, 2013, BTC received $128,637 in securities lending agent fees related to securities lending activities for the Master Portfolio.

Certain officers and/or trustees of MIP are officers and/or directors of BlackRock or its affiliates.

6. Purchases and Sales:

Purchases and sales of investments including paydowns, mortgage dollar rolls and TBA transactions and excluding short-term securities and US government securities for the six months ended June 30, 2013, were $18,333,153,867 and $18,545,860,941, respectively.

Purchases and sales of US government securities for the Master Portfolio for the six months ended June 30, 2013, were $2,659,403,928 and $2,509,822,915, respectively.

Transactions in the written options for the six months ended June 30, 2013 were as follow:

Calls
	Contracts	Premiums Received
Outstanding options, beginning of period	—	—
Options written	1,073	$252,636
Options exercised	—	—
Options expired	—	—
Options closed	(1,073)	(252,636)

Outstanding options, end of period	—	—

	Puts
	Contracts	Premiums Received
Outstanding options, beginning of period	—	—
Options written	1,422	$545,348
Options exercised	—	—
Options expired	(1,129)	(449,738)
Options closed	—	—

Outstanding options, end of period	293	$95,610

BLACKROCK COREALPHA BOND FUND	JUNE 30, 2013	47

Notes to Financial Statements (concluded)	CoreAlpha Bond Master Portfolio

7. Bank Borrowings:

MIP, on behalf of the Master Portfolio, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $800 million credit agreement with a group of lenders, under which the Master Portfolio may borrow to fund shareholder redemptions. The agreement expires in April 2014. Excluding commitments designated for a certain individual fund, other Participating Funds, including the Master Portfolio, can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.065% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. Participating Funds paid administration and arrangement fees, which, along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. The Master Portfolio did not borrow under the credit agreement during the six months ended June 30, 2013.

8. Concentration, Market and Credit Risk:

In the normal course of business, the Master Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Master Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Master Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Master Portfolio may be exposed to counterparty credit risk, or the risk that an entity with which the Master Portfolio has unsettled or open transactions may fail to or be unable to perform on its commitments. The Master Portfolio manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master Portfolio to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master Portfolio’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Master Portfolio.

The Master Portfolio invests a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Please see the Schedule of Investments for these securities. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

9. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Master Portfolio through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

48	BLACKROCK COREALPHA BOND FUND	JUNE 30, 2013

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements

The Board of Trustees of Master Investment Portfolio (the “Master Fund”) met in person on April 11, 2013 (the “April Meeting”) and May 21-22, 2013 (the “May Meeting”) to consider the approval of the Master Fund’s investment advisory agreement (the “Advisory Agreement”) with BlackRock Advisors, LLC (the “Manager”), the Master Fund’s investment advisor, on behalf of CoreAlpha Bond Master Portfolio (the “Master Portfolio”), a series of the Master Fund. The Board of Trustees of the Master Fund also considered the approval of the sub-advisory agreement between the Manager and BlackRock International Limited (“BIL”) with respect to the Master Portfolio (the “BIL Sub-Advisory Agreement”) and the sub-advisory agreement between the Manager and BlackRock Fund Advisors (“BFA,” and together with BIL, the “Sub-Advisors”) with respect to the Master Portfolio (the “BFA Sub-Advisory Agreement,” and together with the BIL Sub-Advisory Agreement, the “Sub-Advisory Agreements”). BlackRock CoreAlpha Bond Fund (the “Portfolio”), a series of BlackRock Funds III (the “Fund”), is a “feeder” fund that invests all of its investable assets in the Master Portfolio. Accordingly, the Board of Trustees of the Fund also considered the approval of the Advisory Agreement and the Sub-Advisory Agreements with respect to the Master Portfolio. The Manager and the Sub-Advisors are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreements are referred to herein as the “Agreements.” For simplicity: (a) the Board of Trustees of the Master Fund and the Board of Trustees of the Fund are referred to herein collectively as the “Board,” and the members are referred to as “Board Members,” and (b) the shareholders of the Portfolio and the interest holders of the Master Portfolio are referred to as “shareholders.”

Activities and Composition of the Board

The Board consists of fourteen individuals, twelve of whom are not “interested persons” of the Master Fund or the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Master Fund or the Fund, as pertinent, and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Co-Chairs of the Board are each Independent Board Members. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each extending over two days, and a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreements. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Master Portfolio and the Portfolio by BlackRock, its personnel and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services, risk oversight, compliance and assistance in meeting applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Master Portfolio, the Portfolio and their shareholders. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year and/or since inception periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over performance or underperformance against its peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Master Portfolio and/or the Portfolio for services, such as marketing and distribution, call center and fund accounting; (c) the Master Portfolio’s and/or the Portfolio’s operating expenses and how BlackRock allocates expenses to the Master Portfolio and the Portfolio; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Master Portfolio’s and the Portfolio’s investment objective, policies and restrictions; (e) the Master Fund’s and the Fund’s compliance with its respective Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of the Master Fund’s and/or the Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment objectives across the open-end fund, exchange-traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

The Board has engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. In addition, the Board requested and BlackRock provided an analysis of fair valuation and stale pricing policies.

BLACKROCK COREALPHA BOND FUND	JUNE 30, 2013	49

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (continued)

BlackRock also furnished information to the Board in response to specific questions. These questions covered issues such as BlackRock’s profitability, investment performance and management fee levels. The Board further considered the importance of: (i) organizational and structural variables to investment performance; (ii) rates of portfolio turnover; (iii) BlackRock’s performance accountability for portfolio managers; (iv) marketing support for the funds; (v) services provided to the Master Portfolio and the Portfolio by BlackRock affiliates; and (vi) BlackRock’s oversight of relationships with third party service providers.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreements. The Board is engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on fees and expenses of the Master Portfolio and the Portfolio, as applicable, as compared with a peer group of funds as determined by Lipper (“Expense Peers”) and the investment performance of the Portfolio as compared with a peer group of funds as determined by Lipper;1 (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by the Master Portfolio and/or the Portfolio to BlackRock; (g) sales and redemption data regarding the Portfolio’s shares; and (h) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board of the Master Fund, including the Independent Board Members, unanimously approved the continuation of (i) the Advisory Agreement between the Manager and the Master Fund with respect to the Master Portfolio, (ii) the BIL Sub-Advisory Agreement between the Manager and BIL with respect to the Master

[1]	Lipper ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

Portfolio and (iii) the BFA Sub-Advisory Agreement between the Manager and BFA with respect to the Master Portfolio, each for a one-year term ending June 30, 2014. The Board of the Fund, including the Independent Board Members, also considered the continuation of the Agreements with respect to the Master Portfolio and found the Agreements to be satisfactory. In approving the continuation of the Agreements, the Board of the Master Fund considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Master Portfolio, the Portfolio and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Master Portfolio and the Portfolio; (d) the Portfolio’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance comparison as previously discussed; (e) economies of scale; (f) fall-out benefits to BlackRock as a result of its relationship with the Master Portfolio and the Portfolio; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Portfolio shares and securities lending, services related to the valuation and pricing of portfolio holdings of the Master Portfolio, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Master Portfolio and the Portfolio and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Portfolio. Throughout the year, the Board compared Portfolio performance to the performance of a comparable group of mutual funds and/or the performance of a relevant benchmark, if any. The Board met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by the Master Portfolio’s portfolio management team discussing the Master Portfolio’s performance and the Master Portfolio’s investment objective, strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Master Portfolio’s portfolio management team; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the

50	BLACKROCK COREALPHA BOND FUND	JUNE 30, 2013

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (continued)

approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to the Master Portfolio’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to the Master Portfolio and the Portfolio. BlackRock and its affiliates provide the Master Portfolio and the Portfolio with certain administrative, shareholder and other services (in addition to any such services provided to the Master Portfolio and the Portfolio by third parties) and officers and other personnel as are necessary for the operations of the Master Portfolio and the Portfolio. In particular, BlackRock and its affiliates provide the Master Portfolio and the Portfolio with the following administrative services, including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) assisting with daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; (vi) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger or consolidation of certain open-end funds; and (vii) performing other administrative functions necessary for the operation of the Master Portfolio and the Portfolio, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Master Portfolio, the Portfolio and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Master Portfolio and the Portfolio, as applicable. The Board noted that the Portfolio’s investment results correspond directly to the investment results of the Master Portfolio. In preparation for the April Meeting, the Board worked with its independent legal counsel, BlackRock and Lipper to develop a template for, and was provided with, reports independently prepared by Lipper, which included a comprehensive analysis of the Portfolio’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of the Portfolio as compared to other funds in its applicable Lipper category. The Board was provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review its methodology. The Board and its Performance Oversight and Contract Committee regularly review, and meet with Master Portfolio management to discuss, the performance of the Master Portfolio and the Portfolio, as applicable, throughout the year.

The Board noted that the Portfolio ranked in the fourth, fourth and second quartiles against its Lipper Performance Universe for the one-, three- and five-year periods reported, respectively. The Board and BlackRock reviewed and discussed the reasons for the Portfolio’s underperformance during the one- and three-year periods compared to its Lipper Performance Universe. The Board was informed that, among other things, the Portfolio underperformed in the one-year period primarily because of the diversified nature of the strategies it employs as opposed to a strategy utilizing concentrated sector bets. In 2012, spread sectors outperformed similarly-dated U.S. Treasuries as the market sustained a dominant “risk-on” tone. Peer funds that concentrated investments in credit and spread sectors tended to outperform. The primary contributors to the Portfolio’s 2010 calendar year underperformance versus its peers were risk underweights largely attributable to the Greek crisis.

The Board and BlackRock also discussed BlackRock’s strategy for improving the Master Portfolio’s/Portfolio’s performance and BlackRock’s commitment to providing the resources necessary to assist the Master Portfolio’s portfolio managers and to improve the Master Portfolio’s/Portfolio’s performance.

The Board noted that BlackRock has recently made, and continues to make, changes to the organization of BlackRock’s overall portfolio management structure designed to result in strengthened leadership teams.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Master Portfolio and the Portfolio: The Board, including the Independent Board Members, reviewed the Master Portfolio’s contractual advisory fee rate compared with the other funds in the Portfolio’s Lipper category. The contractual advisory fee rate is shown before taking into account any reimbursements or fee waivers. The Board also compared the Portfolio’s total net operating expense ratio, as well as the Master Portfolio’s actual advisory fee rate, to those of other funds in the Portfolio’s Lipper category. The total net operating expense ratio and actual advisory fee rate both give effect to any expense reimbursements or fee waivers that benefit the funds. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board was also provided with a profitability

BLACKROCK COREALPHA BOND FUND	JUNE 30, 2013	51

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (continued)

analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Master Portfolio and the Portfolio. The Board reviewed BlackRock’s profitability with respect to the Master Portfolio and the Portfolio, as applicable, and other funds the Board currently oversees for the year ended December 31, 2012 compared to available aggregate profitability data provided for the two prior years. The Board reviewed BlackRock’s profitability with respect to certain other fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, comparing profitability is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management and the relative product mix.

In addition, the Board considered the cost of the services provided to the Master Portfolio and the Portfolio by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Master Portfolio and the Portfolio and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of the Master Portfolio and the Portfolio. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board.

The Board noted that the Master Portfolio’s contractual advisory fee rate ranked in the first quartile relative to the Portfolio’s Expense Peers. The Board also noted that the Master Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Master Portfolio increases above certain contractually specified levels. The Board further noted that BlackRock and its affiliates have contractually agreed to reimburse or otherwise compensate each Master Portfolio/Portfolio for the fees and expenses of the Independent Board Members, counsel to the Independent Board Members and the Master Portfolio’s/Portfolio’s independent registered public accounting firm.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Master Portfolio and the Portfolio increase, as well as the existence of expense caps, as applicable. The Board also considered the extent to which the Master Portfolio and the Portfolio benefit from such economies and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Master Portfolio and the Portfolio to participate in these economies of scale, for example through the use of revised breakpoints in the advisory fee based upon the asset level of the Master Portfolio. In its consideration, the Board took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Master Portfolio and the Portfolio, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Master Portfolio and the Portfolio, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that it had considered the investment by BlackRock’s funds in ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Portfolio shares if they believe that the Portfolio’s and/or the Master Portfolio’s fees and expenses are too high or if they are dissatisfied with the performance of the Portfolio.

Conclusion

The Board of the Master Fund, including the Independent Board Members, unanimously approved the continuation of (i) the Advisory Agreement between the Manager and the Master Fund with respect to the Master Portfolio, (ii) the BIL Sub-Advisory Agreement between the Manager and BIL with respect to the Master Portfolio and (iii) the BFA Sub-Advisory Agreement between the Manager and BFA with respect to

52	BLACKROCK COREALPHA BOND FUND	JUNE 30, 2013

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (concluded)

the Master Portfolio, each for a one-year term ending June 30, 2014. Based upon its evaluation of all of the aforementioned factors in their totality, the Board of the Master Fund, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Master Portfolio and its shareholders. The Board of the Fund, including the Independent Board Members, also considered the continuation of the Agreements with respect to the Master Portfolio and found the Agreements to be satisfactory. In arriving at its decision to approve the Agreements, the Board of the Master Fund did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Master Portfolio reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

BLACKROCK COREALPHA BOND FUND	JUNE 30, 2013	53

Officers and Trustees

Ronald W. Forbes, Co-Chairman of the Board and Trustee

Rodney D. Johnson, Co-Chairman of the Board and Trustee

Paul L. Audet, Trustee

David O. Beim, Trustee

Henry Gabbay, Trustee

Dr. Matina S. Horner, Trustee

Herbert I. London, Trustee

Ian A. MacKinnon, Trustee

Cynthia A. Montgomery, Trustee

Joseph P. Platt, Trustee

Robert C. Robb, Jr., Trustee

Toby Rosenblatt, Trustee

Kenneth L. Urish, Trustee

Frederick W. Winter, Trustee

John M. Perlowski, President and Chief Executive Officer

Richard Hoerner, CFA, Vice President

Brendan Kyne, Vice President

Christopher Stavrakos, CFA, Vice President

Neal Andrews, Chief Financial Officer

Jay Fife, Treasurer

Brian Kindelan, Chief Compliance Officer and Anti-Money

    Laundering Officer

Benjamin Archibald, Secretary

Investment Advisor and Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Advisors

BlackRock Fund Advisors

San Francisco, CA 94105

BlackRock International Limited

Edinburgh, EH3 8JB

United Kingdom

Custodian and Accounting Agent

State Street Bank and Trust Company

Boston, MA 02110

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, NY 10017

Address of the Trust

400 Howard Street

San Francisco, CA 94105

54	BLACKROCK COREALPHA BOND FUND	JUNE 30, 2013

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1) Access the BlackRock website at http://www.blackrock.com/edelivery

2)	Select “eDelivery” under the “More Information” section
3)	Log into your account

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund/Master Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s/Master Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s/Master Portfolio’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund/Master Portfolio uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund/Master Portfolio voted proxies relating to securities held in the Fund’s/Master Portfolio’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BLACKROCK COREALPHA BOND FUND	JUNE 30, 2013	55

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

56	BLACKROCK COREALPHA BOND FUND	JUNE 30, 2013

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock ACWI ex-US Index Fund

BlackRock All-Cap Energy & Resources Portfolio

BlackRock Basic Value Fund

BlackRock Capital Appreciation Fund

BlackRock Commodity Strategies Fund

BlackRock Disciplined Small Cap Core Fund

BlackRock Emerging Markets Fund

BlackRock Emerging Markets Dividend Fund

BlackRock Emerging Markets Long/Short Equity Fund

BlackRock Energy & Resources Portfolio

BlackRock Equity Dividend Fund

BlackRock EuroFund

BlackRock Flexible Equity Fund

BlackRock Focus Growth Fund

BlackRock Global Dividend Income Portfolio

BlackRock Global Long/Short Equity Fund

BlackRock Global Opportunities Portfolio

BlackRock Global SmallCap Fund

BlackRock Health Sciences Opportunities Portfolio

BlackRock India Fund

BlackRock International Fund

BlackRock International Index Fund

BlackRock International Opportunities Portfolio

BlackRock Large Cap Core Fund

BlackRock Large Cap Core Plus Fund

BlackRock Large Cap Growth Fund

BlackRock Large Cap Value Fund

BlackRock Latin America Fund

BlackRock Long-Horizon Equity Fund

BlackRock Mid-Cap Growth Equity Portfolio

BlackRock Mid Cap Value Opportunities Fund

BlackRock Natural Resources Trust

BlackRock Pacific Fund

BlackRock Real Estate Securities Fund

BlackRock Russell 1000 Index Fund

BlackRock Science & Technology Opportunities Portfolio

BlackRock Small Cap Growth Equity Portfolio

BlackRock Small Cap Growth Fund II

BlackRock Small Cap Index Fund

BlackRock S&P 500 Stock Fund

BlackRock U.S. Opportunities Portfolio

BlackRock Value Opportunities Fund

BlackRock World Gold Fund

Taxable Fixed Income Funds

BlackRock Bond Index Fund

BlackRock Core Bond Portfolio

BlackRock CoreAlpha Bond Fund

BlackRock Emerging Market Local Debt Portfolio

BlackRock Floating Rate Income Portfolio

BlackRock Global Long/Short Credit Fund

BlackRock GNMA Portfolio

BlackRock High Yield Bond Portfolio

BlackRock Inflation Protected Bond Portfolio

BlackRock International Bond Portfolio

BlackRock Investment Grade Bond Portfolio

BlackRock Low Duration Bond Portfolio

BlackRock Secured Credit Portfolio

BlackRock Short Obligations Fund

BlackRock Short-Term Treasury Fund

BlackRock Strategic Income Opportunities Portfolio

BlackRock Total Return Fund

BlackRock U.S. Government Bond Portfolio

BlackRock U.S. Mortgage Portfolio

BlackRock Ultra-Short Obligations Fund

BlackRock World Income Fund

Municipal Fixed Income Funds

BlackRock California Municipal Bond Fund

BlackRock High Yield Municipal Fund

BlackRock Intermediate Municipal Fund

BlackRock National Municipal Fund

BlackRock New Jersey Municipal Bond Fund

BlackRock New York Municipal Bond Fund

BlackRock Pennsylvania Municipal Bond Fund

BlackRock Short-Term Municipal Fund

Mixed Asset Funds

BlackRock Balanced Capital Fund	LifePath Active Portfolios		LifePath Index Portfolios
BlackRock Emerging Market Allocation Portfolio	2015	2040	Retirement	2040
BlackRock Global Allocation Fund	2020	2045	2020	2045
BlackRock Managed Volatility Portfolio	2025	2050	2025	2050
BlackRock Multi-Asset Income Portfolio	2030	2055	2030	2055
BlackRock Multi-Asset Real Return Fund	2035		2035
BlackRock Strategic Risk Allocation Fund

BlackRock Prepared Portfolios	LifePath Portfolios
Conservative Prepared Portfolio	Retirement	2040
Moderate Prepared Portfolio	2020	2045
Growth Prepared Portfolio	2025	2050
Aggressive Growth Prepared Portfolio	2030	2055
	2035

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

BLACKROCK COREALPHA BOND FUND	JUNE 30, 2013	57

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

CAB-6/13-SAR

JUNE 30, 2013

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock Funds III

➢	LifePath® 2025 Portfolio
➢	LifePath® 2035 Portfolio
➢	LifePath® 2045 Portfolio
➢	LifePath® 2055 Portfolio

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	BLACKROCK FUNDS III	JUNE 30, 2013

Dear Shareholder

One year ago, risk assets (such as equities) were on the rise as weakening global economic data spurred increasing optimism that the world’s largest central banks would intervene to stimulate growth. This theme, along with the European Central Bank’s (“ECB’s”) firm commitment to preserve the euro currency bloc, drove most asset classes higher through the summer of 2012. The much-anticipated monetary stimulus ultimately came in September when the ECB and the US Federal Reserve announced their plans for increasing global liquidity.

Although financial markets worldwide were buoyed by these aggressive policy actions, risk assets weakened later in the fall of 2012. Global trade slowed as many European countries fell into recession and growth continued to decelerate in China. In the United States, stocks slid on lackluster corporate earnings, and volatility rose in advance of the US Presidential election. In the post-election environment, investors became increasingly concerned about the “fiscal cliff” of tax increases and spending cuts that had been scheduled to take effect at the beginning of 2013. High levels of global market volatility persisted through year-end due to fears that bipartisan gridlock would preclude a timely resolution, putting the US economy at high risk for recession. As 2013 began, the worst of the fiscal cliff was averted with a last-minute tax deal.

Investors shook off the nerve-wracking finale to 2012 and the New Year started with a powerful relief rally. Money that had been pulled to the sidelines amid year-end tax-rate uncertainty poured back into the markets in January. Key indicators signaling modest but broad-based improvements in the world’s major economies underpinned the rally. Underlying this aura of comfort was the absence of negative headlines from Europe. Global equities surged, while rising US Treasury yields pressured high quality fixed income assets. (Bond prices move inversely with yields.)

However, February brought a slowdown in global economic momentum and investors toned down their risk appetite. In the months that followed, US equities outperformed international markets, as the US economic recovery showed greater stability compared to most other regions. Slow, but positive growth in the United States was sufficient to support corporate earnings, while uncomfortably high unemployment reinforced investors’ expectations that the US Federal Reserve would keep interest rates low. US equities moved higher through the spring, with major indices notching a string of all-time highs until finally peaking in late May. Markets abruptly reversed course on May 22 when the US Federal Reserve hinted at a gradual pull-back on monetary policy accommodation. Volatility picked up considerably after this announcement and risk assets broadly slid through the remainder of the period.

Volatility has been higher in financial markets outside the United States in 2013. International equities weakened in the middle of the first quarter when political instability in Italy and a severe banking crisis in Cyprus reminded investors that the eurozone was still vulnerable to a number of macro risks. A poor outlook for European economies already mired in recession further dampened sentiment. Emerging markets significantly lagged the rest of the world as growth in these economies (particularly China and Brazil) fell short of expectations.

Despite recent weakness, most risk asset classes generated positive returns for the 6- and 12-month periods ended June 30, 2013, while high quality fixed income assets posted modestly negative results. US equities were particularly strong. International equities also performed well, although rising uncertainty in Europe resulted in less impressive gains for the last six months. Emerging markets were especially hurt by slowing growth and concerns about a shrinking global money supply. US Treasury yields remained low from a historical perspective, but were highly volatile and rose sharply in the final two months of the period amid concerns about monetary policy tightening. In this volatile rate environment, US Treasury and investment grade corporate bond prices declined. Returns on high yield and tax-exempt municipal bonds, which had benefited from supportive market conditions during most of the period, were also weighed down by the recent spike in rates. Short-term interest rates, however, remained near zero, keeping yields on money market securities near historical lows.

Market conditions remain volatile, and investors still face a number of uncertainties in the current environment. At BlackRock, we believe investors need to think globally and extend their scope across a broader array of asset classes in a portfolio that moves freely as market conditions change over time. We encourage you to talk with your financial advisor and visit www.blackrock.com for further insight about investing in today’s world.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

“Despite recent weakness, most risk asset classes generated positive returns for the 6- and 12-month periods ended June 30, 2013, while high quality fixed income assets posted modestly negative results.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of June 30, 2013
	6-month	12-month
US large cap equities (S&P 500® Index)	13.82%	20.60%
US small cap equities (Russell 2000® Index)	15.86	24.21
International equities (MSCI Europe, Australasia, Far East Index)	4.10	18.62
Emerging market equities (MSCI Emerging Markets Index)	(9.57)	2.87
3-month Treasury bill (BofA Merrill Lynch 3-Month US Treasury Bill Index)	0.04	0.11
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	(4.88)	(4.21)
US investment grade bonds (Barclays US Aggregate Bond Index)	(2.44)	(0.69)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	(2.55)	0.51
US high yield bonds (Barclays US Corporate High Yield 2% Issuer Capped Index)	1.42	9.49
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Portfolio Summary as of June 30, 2013	LifePath Portfolios

Portfolio Management Commentary

How did each Portfolio perform?

•	All share classes of the LifePath Portfolios with target dates of 2025, 2035, 2045 and 2055 (altogether, the “LifePath Portfolios”) invest in their respective LifePath Master Portfolio.

•

Effective April 30, 2013, the LifePath Portfolio’s primary benchmark, the Russell 3000® Index, was replaced by the Russell 1000® Index, because BlackRock Fund Advisors (“BFA”) believes that the Russell 1000® Index more closely reflects the LifePath Portfolio’s holdings based on its position in the glide path. For the six-month period ended June 30, 2013, all of the LifePath Portfolios underperformed their respective custom benchmarks. The returns for the LifePath Portfolios include portfolio expenses. The custom benchmarks have no expenses associated with performance.

What factors influenced performance?

•

Equity markets generally outperformed fixed income markets during the period. As such, the LifePath Portfolios with longer time horizons generated higher returns on an absolute basis given their larger allocations to equity investments.

•

The LifePath Portfolios underperformed relative to their respective custom benchmarks due to their investment in the Active Stock Master Portfolio (“Active Stock”). Active Stock was held in larger proportions and therefore had a greater impact in terms of relative performance comparisons in the longer-dated LifePath Portfolios. Active Stock invests in BlackRock’s Scientific Active Large Cap Equity strategy and four fundamental active large cap equity strategies including Large Cap Growth, Fundamental Large Cap Growth, Basic Value and Equity Dividend. On an absolute basis, all of the strategies delivered strong positive returns for the period as equity markets generally performed well for the period. However, sector allocation decisions and individual stock selection in the Equity Dividend, Large Cap Growth and Fundamental Large Cap Growth strategies resulted in Active Stock’s underperformance relative to its benchmark, the Russell 1000® lndex. In Equity Dividend, an overweight in materials and stock selection in both materials and information technology (“IT”) detracted from relative results. The Large Cap Growth and Fundamental Large Cap Growth strategies underperformed due to individual stock selection within the health care and consumer staples sectors, underweight allocations to IT and financials, and due to overweight allocations to health care, particularly within the biotechnology industry, as well as consumer staples.

•	Also detracting from the performance of the LifePath Portfolios relative to their custom reference benchmarks was their position in the BlackRock

Commodity Strategies Fund (“Commodity Strategies”), which invests in commodity-related equities and commodity futures contracts. In the equity portion of Commodity Strategies, holdings in gold and mining stocks hurt returns as gold prices fell nearly 30% during the period while industrial metal prices fell by almost 20%. Underperformance in the commodity futures contracts segment was a result of transaction costs.

•

The LifePath Portfolios’ investment in CoreAlpha Bond Master Portfolio (“CoreAlpha Bond”), which is held in larger proportions in the shorter-dated LifePath Portfolios, also detracted from performance. All fixed income sectors were negatively impacted by high interest rate volatility in the final two months of the period sparked by fears that the US Federal Reserve would taper its bond-buying stimulus program earlier than expected. The largest detractor from CoreAlpha Bond’s performance was an overweight to agency mortgage-backed securities (“MBS”). The agency MBS sector was one of the biggest beneficiaries of the stimulus program, and so it follows that it was among the worst performers once investors’ confidence in the continuation of the program was shaken.

•

Contributing positively to the LifePath Portfolios’ performance for the period was the effect of small allocation differences intra-month (within the established tolerance limits) in the LifePath Portfolios’ underlying asset class exposures versus their respective custom benchmarks. During the period of time between each monthly rebalancing of the LifePath Portfolios and their custom benchmarks, such allocation differences in the respective asset classes resulted from market movements and the investment of daily cash flows as the asset size of the LifePath Portfolios continues to grow.

Describe recent portfolio activity.

•

Each LifePath Portfolio has its own time horizon, which affects its acceptable level of risk and, in turn, the strategic allocation of its holdings across asset classes. On a quarterly basis, the strategic allocation of each LifePath Portfolio is systematically adjusted to reflect the shareholders’ remaining investment time horizon. During the period, the LifePath Portfolios were rebalanced in accordance with their updated strategic allocations, and daily cash flows were allocated to the underlying funds and instruments as appropriate.

Describe portfolio positioning at period end.

•	At period end, each of the LifePath Portfolios was invested according to its respective strategic allocation benchmark within tolerance limits.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	BLACKROCK FUNDS III	JUNE 30, 2013

LifePath Portfolios

Glidepath Evolution

Under normal circumstances, the asset allocation of each LifePath Portfolio (the “Portfolio” or “each Portfolio”) will change over time according to a “glidepath” as each of the Portfolios approaches its respective target date. The glidepath represents the shifting of asset classes over time. Each Portfolio’s asset mix becomes more conservative prior to retirement as time elapses. This reflects the need for reduced investment risks as retirement approaches and the need for lower volatility of each Portfolio, which may be a primary source of income after retirement. As each Portfolio approaches its target date, its asset allocation will shift so that each Portfolio invests a greater percentage of its assets in fixed income funds. The asset allocation targets are established by a committee of BlackRock investment professionals that includes the portfolio managers. The investment team, including the portfolio managers and this investment committee, meets regularly to assess market conditions, review the asset allocation targets of each Portfolio, and determine whether any changes are required to enable each Portfolio to achieve its investment objective.

Although the asset allocation targets listed for the glidepath are general, long-term targets, BlackRock investment professionals may periodically adjust the proportion of equity and fixed income funds in each Portfolio, based on an assessment of the current market conditions, the potential contribution of each asset class to the expected risk and return characteristics of each Portfolio, reallocations of each Portfolio’s composition to reflect intra-year movement along the glidepath and other factors. In general, such adjustments will be limited, however, BlackRock investment professionals may determine that a greater degree of variation is warranted to protect each Portfolio or achieve each Portfolio’s investment objective.

BLACKROCK FUNDS III	JUNE 30, 2013	5

LifePath® 2025 Portfolio

Investment Objective

LifePath® 2025 Portfolio’s investment objective is to be managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2025.

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, transaction costs and other operating expenses, including advisory fees, if any. Institutional Shares do not have a sales charge.

[2]

The LifePath Portfolio compares its performance to that of a customized weighted index (the “LifePath 2025 Portfolio Custom Benchmark”), comprised of the indexes indicated below, and reflecting the investment advisor’s changes of the benchmarks’ weightings over time. The investment advisor adjusts the weightings of these indexes periodically with its evaluation and adjustment of the LifePath Portfolio’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

[3]

The Russell 1000® Index replaced the Russell 3000® Index, which is comprised of the Russell 1000® Index and Russell 2000® Index, on April 30, 2013. Effective April 30, 2013, the LifePath Portfolio’s primary benchmark, the Russell 3000® Index, was replaced by the Russell 1000® Index, because BFA believes that the Russell 1000® Index more closely reflects the LifePath Portfolio’s holdings based on its position in the glide path.

[4]	Commencement of operations.

Period	Barclays US Aggregate Bond Index	Barclays US Treasury Inflation Protected Securities (TIPS) Index	Dow Jones- UBS Commodity Index[5]	FTSE EPRA/ NAREIT Developed Real Estate Index	MSCI ACWI ex- US IMI Index	Russell 1000® Index	Russell 2000® Index	S&P MidCap 400® Index	S&P 500® Index	S&P SmallCap 600® Index
7/01/10 to 6/30/11	28.9%	4.5%	N/A	4.9%	18.8%	N/A	N/A	5.9%	34.4%	2.6%
7/01/11 to 6/30/12	30.8	4.8	N/A	4.8	18.7	34.3%	3.1%	0.5	2.8	0.2
7/01/12 to 6/30/13	32.9	5.1	2.9%	4.5	17.4	34.0	3.2	N/A	N/A	N/A

[5]	As of October 1, 2012, each LifePath Portfolio added a new component, the Dow Jones — UBS Commodity index, to the composite benchmark against which it measures its performance.

  See “About Portfolio Performance” on page 14 for descriptions of the indexes.

6	BLACKROCK FUNDS III	JUNE 30, 2013

LifePath® 2025 Portfolio

Performance Summary for the Period Ended June 30, 2013

		Average Annual Total Returns
	6 Month w/o sales charge	1 Year		Since Inception[1]
		w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	2.23%	8.41%	N/A	10.56%	N/A
Investor A	2.04	8.12	2.44%	10.25	8.29%
Investor C	1.69	7.43	6.43	9.45	9.45
Class K	1.64	8.00	N/A	10.66	N/A
Class R	1.97	7.89	N/A	9.99	N/A
Barclays US Aggregate Bond Index	(2.44)	(0.69)	N/A	3.51	N/A
Barclays US TIPS Index	(7.39)	(4.78)	N/A	4.63	N/A
LifePath 2025 Portfolio Custom Benchmark	3.44	9.58	N/A	10.95	N/A
MSCI ACWI ex-US IMI Index	0.18	13.91	N/A	8.13	N/A
FTSE EPRA/NAREIT Developed Real Estate Index	2.02	13.50	N/A	15.19	N/A
Dow Jones — UBS Commodity Index	(10.47)	(8.01)	N/A	(0.26)	N/A
Russell 1000® Index	13.91	21.24	N/A	18.63	N/A
Russell 2000® Index	15.86	24.21	N/A	18.67	N/A

[1]	The LifePath Portfolio commenced operations on June 30, 2010.

Past performance is not indicative of future results.

N/A — Not applicable as share class and index do not have a sales charge.

BLACKROCK FUNDS III	JUNE 30, 2013	7

LifePath® 2035 Portfolio

Investment Objective

LifePath® 2035 Portfolio’s investment objective is to be managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2035.

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, transaction costs and other operating expenses, including advisory fees, if any. Institutional Shares do not have a sales charge.

[2]

The LifePath Portfolio compares its performance to that of a customized weighted index (the “LifePath 2035 Portfolio Custom Benchmark”), comprised of the indexes indicated below, and reflecting the investment advisor’s changes of the benchmarks’ weightings over time. The investment advisor adjusts the weightings of these indexes periodically with its evaluation and adjustment of the LifePath Portfolio’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

[3]

The Russell 1000® Index replaced the Russell 3000® Index, which is comprised of the Russell 1000® Index and Russell 2000® Index, on April 30, 2013. Effective April 30, 2013, the LifePath Portfolio’s primary benchmark, the Russell 3000® Index, was replaced by the Russell 1000® Index, because BFA believes that the Russell 1000® Index more closely reflects the LifePath Portfolio’s holdings based on its position in the glide path.

[4]	Commencement of operations.

Period	Barclays US Aggregate Bond Index	Barclays US Treasury Inflation Protected Securities (TIPS) Index	Dow Jones- UBS Commodity Index[5]	FTSE EPRA/ NAREIT Developed Real Estate Index	MSCI ACWI ex- US IMI Index	Russell 1000® Index	Russell 2000® Index	S&P MidCap 400® Index	S&P 500® Index	S&P SmallCap 600® Index
7/01/10 to 6/30/11	17.0%	2.2%	N/A	6.9%	22.7%	N/A	N/A	6.4%	42.0%	2.8%
7/01/11 to 6/30/12	18.9	2.5	N/A	7.1	22.6	42.1%	2.7%	0.5	3.4	0.2
7/01/12 to 6/30/13	21.3	2.8	2.9%	7.0	21.5	41.9	2.6	N/A	N/A	N/A

[5]	As of October 1, 2012, each LifePath Portfolio added a new component, the Dow Jones — UBS Commodity index, to the composite benchmark against which it measures its performance.

  See “About Portfolio Performance” on page 14 for descriptions of the indexes.

8	BLACKROCK FUNDS III	JUNE 30, 2013

LifePath® 2035 Portfolio

Performance Summary for the Period Ended June 30, 2013

		Average Annual Total Returns
	6 Month w/o sales charge	1 Year		Since Inception[1]
		w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	3.45%	10.71%	N/A	12.01%	N/A
Investor A	3.33	10.50	4.70%	11.74	9.75%
Investor C	2.95	9.65	8.65	10.89	10.89
Class K	4.14	11.66	N/A	12.62	N/A
Class R	3.18	10.22	N/A	11.47	N/A
Barclays US Aggregate Bond Index	(2.44)	(0.69)	N/A	3.51	N/A
Barclays US TIPS Index	(7.39)	(4.78)	N/A	4.63	N/A
LifePath 2035 Portfolio Custom Benchmark	4.95	12.26	N/A	12.48	N/A
MSCI ACWI ex-US IMI Index	0.18	13.91	N/A	8.13	N/A
FTSE EPRA/NAREIT Developed Real Estate Index	2.02	13.50	N/A	15.19	N/A
Dow Jones — UBS Commodity Index	(10.47)	(8.01)	N/A	(0.26)	N/A
Russell 1000® Index	13.91	21.24	N/A	18.63	N/A
Russell 2000® Index	15.86	24.21	N/A	18.67	N/A

[1]	The LifePath Portfolio commenced operations on June 30, 2010.

Past performance is not indicative of future results.

N/A — Not applicable as share class and index do not have a sales charge.

BLACKROCK FUNDS III	JUNE 30, 2013	9

LifePath® 2045 Portfolio

Investment Objective

LifePath® 2045 Portfolio’s investment objective is to be managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2045.

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, transaction costs and other operating expenses, including advisory fees, if any. Institutional Shares do not have a sales charge.

[2]

The LifePath Portfolio compares its performance to that of a customized weighted index (the “LifePath 2045 Portfolio Custom Benchmark”), comprised of the indexes indicated below, and reflecting the investment advisor’s changes of the benchmarks’ weightings over time. The investment advisor adjusts the weightings of these indexes periodically with its evaluation and adjustment of the LifePath Portfolio’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

[3]

The Russell 1000® Index replaced the Russell 3000® Index, which is comprised of the Russell 1000® Index and Russell 2000® Index, on April 30, 2013. Effective April 30, 2013, the LifePath Portfolio’s primary benchmark, the Russell 3000® Index, was replaced by the Russell 1000® Index, because BFA believes that the Russell 1000® Index more closely reflects the LifePath Portfolio’s holdings based on its position in the glide path.

[4]	Commencement of operations.

Period	Barclays US Aggregate Bond Index	Dow Jones- UBS Commodity Index[5]	FTSE EPRA/NAREIT Developed Real Estate Index	MSCI ACWI ex- US IMI Index	Russell 1000® Index	Russell 2000® Index	S&P MidCap 400® Index	S&P 500® Index	S&P SmallCap 600® Index
7/01/10 to 6/30/11	7.3%	N/A	8.5%	26.0%	N/A	N/A	6.8%	48.4%	3.0%
7/01/11 to 6/30/12	9.5	N/A	9.1	25.8	48.6%	2.3%	0.6	3.9	0.2
7/01/12 to 6/30/13	12.4	3.0%	9.1	24.9	48.5	2.1	N/A	N/A	N/A

[5]	As of October 1, 2012, each LifePath Portfolio added a new component, the Dow Jones — UBS Commodity index, to the composite benchmark against which it measures its performance.

  See “About Portfolio Performance” on page 14 for descriptions of the indexes.

10	BLACKROCK FUNDS III	JUNE 30, 2013

LifePath® 2045 Portfolio

Performance Summary for the Period Ended June 30, 2013

		Average Annual Total Returns
	6 Month w/o sales charge	1 Year		Since Inception[1]
		w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	4.66%	12.86%	N/A	13.43%	N/A
Investor A	4.49	12.58	6.67%	13.17	11.15%
Investor C	4.07	11.65	10.65	12.27	12.27
Class K	4.98	13.43	N/A	13.89	N/A
Class R	4.34	12.22	N/A	12.85	N/A
Barclays US Aggregate Bond Index	(2.44)	(0.69)	N/A	3.51	N/A
LifePath 2045 Portfolio Custom Benchmark	6.26	14.58	N/A	13.73	N/A
MSCI ACWI ex-US IMI Index	0.18	13.91	N/A	8.13	N/A
FTSE EPRA/NAREIT Developed Real Estate Index	2.02	13.50	N/A	15.19	N/A
Dow Jones — UBS Commodity Index	(10.47)	(8.01)	N/A	(0.26)	N/A
Russell 1000® Index	13.91	21.24	N/A	18.63	N/A
Russell 2000® Index	15.86	24.21	N/A	18.67	N/A

[1]	The LifePath Portfolio commenced operations on June 30, 2010.

Past performance is not indicative of future results.

N/A — Not applicable as share class and index do not have a sales charge.

BLACKROCK FUNDS III	JUNE 30, 2013	11

LifePath® 2055 Portfolio

Investment Objective

LifePath® 2055 Portfolio’s investment objective is to be managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2055.

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, transaction costs and other operating expenses, including advisory fees, if any. Institutional Shares do not have a sales charge.

[2]

The LifePath Portfolio compares its performance to that of a customized weighted index (the “LifePath 2055 Portfolio Custom Benchmark”), comprised of the indexes indicated below, and reflecting the investment advisor’s changes of the benchmarks’ weightings over time. The investment advisor adjusts the weightings of these indexes periodically with its evaluation and adjustment of the LifePath Portfolio’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

[3]

The Russell 1000® Index replaced the Russell 3000® Index, which is comprised of the Russell 1000® Index and Russell 2000® Index, on April 30, 2013. Effective April 30, 2013, the LifePath Portfolio’s primary benchmark, the Russell 3000® Index, was replaced by the Russell 1000® Index, because BFA believes that the Russell 1000® Index more closely reflects the LifePath Portfolio’s holdings based on its position in the glide path.

[4]	Commencement of operations.

Period	Barclays US Aggregate Bond Index	Dow Jones- UBS Commodity Index[5]	FTSE EPRA/NAREIT Developed Real Estate Index	MSCI ACWI ex- US IMI Index	Russell 1000® Index	Russell 2000® Index	S&P MidCap 400® Index	S&P 500® Index	S&P SmallCap 600® Index
7/01/10 to 6/30/11	1.0%	N/A	9.2%	28.4%	N/A	N/A	8.3%	49.5%	3.6%
7/01/11 to 6/30/12	1.0	N/A	10.6	29.0	50.1%	4.2%	0.7	4.1	0.3
7/01/12 to 6/30/13	2.0	3.1%	11.3	27.9	53.8	1.9	N/A	N/A	N/A

[5]	As of October 1, 2012, each LifePath Portfolio added a new component, the Dow Jones — UBS Commodity index, to the composite benchmark against which it measures its performance.

  See “About Portfolio Performance” on page 14 for descriptions of the indexes.

12	BLACKROCK FUNDS III	JUNE 30, 2013

LifePath® 2055 Portfolio

Performance Summary for the Period Ended June 30, 2013

		Average Annual Total Returns
	6 Month w/o sales charge	1 Year		Since Inception[1]
		w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	5.42%	14.44%	N/A	13.94%	N/A
Investor A	5.32	14.18	8.18%	13.63	11.61%
Investor C	4.92	13.28	12.28	12.80	12.80
Class K	5.96	15.18	N/A	14.45	N/A
Class R	5.23	13.84	N/A	13.36	N/A
Barclays US Aggregate Bond Index	(2.44)	(0.69)	N/A	3.51	N/A
LifePath 2055 Portfolio Custom Benchmark	7.25	16.51	N/A	14.48	N/A
MSCI ACWI ex-US IMI Index	0.18	13.91	N/A	8.13	N/A
FTSE EPRA/NAREIT Developed Real Estate Index	2.02	13.50	N/A	15.19	N/A
Dow Jones — UBS Commodity Index	(10.47)	(8.01)	N/A	(0.26)	N/A
Russell 1000® Index	13.91	21.24	N/A	18.63	N/A
Russell 2000® Index	15.86	24.21	N/A	18.67	N/A

[1]	The LifePath Portfolio commenced operations on June 30, 2010.

Past performance is not indicative of future results.

N/A — Not applicable as share class and index do not have a sales charge.

BLACKROCK FUNDS III	JUNE 30, 2013	13

About Portfolio Performance	LifePath Portfolios

•	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to eligible investors.

•	Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee).

•

Investor C Shares are subject to a 1.00% contingent deferred sales charge (“CDSC”) if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year.

•	Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

•

Class R Shares are not subject to any sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Figures shown in each of the performance tables on the previous pages assume reinvestment of all dividends and distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Dividends paid to each class of shares will vary because of the different levels of administration and distribution fees applicable to each class,

which are deducted from the income available to be paid to shareholders. The LifePath Portfolios’ administrator waived and/or reimbursed a portion of each LifePath Portfolio’s expenses. Without such waiver, each LifePath Portfolio’s performance would have been lower.

The Russell 3000® Index is comprised of the Russell 1000® Index and the Russell 2000® Index, which together represent approximately 98% of the total US equity market. The Barclays US Aggregate Bond Index is an unmanaged market weighted index comprised of investment grade corporate bonds (rated BBB or better), mortgages and US Treasury and government agency securities with at least one year to maturity. The MSCI ACWI ex-US IMI Index is a free float-adjusted market capitalization-weighted index that measures the equity market performance of the developed (excluding the US) and emerging investable market universe. The Dow Jones-UBS Commodity Index (DJ-UBSCI) is a broadly diversified index that allows investors to track commodity futures through a single, simple measure. The FTSE EPRA/NAREIT Developed Real Estate Index is designed to track the performance of listed real estate companies and REITs worldwide. By making the index constituents free-float adjusted, liquidity, size and revenue screened, the series is suitable for use as the basis for investment products, such as derivatives and exchange traded funds (ETFs). Barclays US Treasury Inflation Protected Securities (TIPS) Index is a rules-based, market value-weighted index that tracks inflation-protected securities issued by the US Treasury.

The LifePath Portfolios’ custom benchmarks are hypothetical representations of the performance of the respective LifePath Portfolio’s asset classes according to their weightings as of the most recent quarter-end. The weightings of the various indexes that are included in the LifePath Portfolios’ custom benchmarks are adjusted quarterly to reflect the LifePath Portfolios’ changing asset allocations over time. As of June 30, 2013, the following indexes are used to calculate the LifePath Portfolios’ custom benchmarks: Barclays US Aggregate Bond Index, Dow Jones-UBS Commodity Index, MSCI ACWI ex-US IMI Index, FTSE EPRA/NAREIT Developed Real Estate Index, Russell 1000® Index and Russell 2000® Index.

Derivative Financial Instruments

Active Stock may invest in various derivative financial instruments, including financial futures contracts, as specified in Note 4 of the Master Portfolios’ Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market and/or equity risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. Active Stock’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require Active Stock to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation Active Stock can realize on an investment, may result in lower dividends paid to shareholders or may cause Active Stock to hold an investment that it might otherwise sell. Active Stock’s investments in these instruments are discussed in detail in the Master Portfolios’ Notes to Financial Statements.

14	BLACKROCK FUNDS III	JUNE 30, 2013

Disclosure of Expenses

Shareholders of each LifePath Portfolio may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including administration fees, service and distribution fees, including 12b-1 fees, and other portfolio expenses. The expense examples shown below (which are based on a hypothetical investment of $1,000 invested on January 1, 2013 and held through June 30, 2013) are intended to assist shareholders both in calculating expenses based on an investment in a LifePath Portfolio and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their LifePath Portfolio and their share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on each LifePath Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in a LifePath Portfolio and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Examples
	Actual			Hypothetical[2]
	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During the Period[1]	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During the Period[1]	Annualized Expense Ratio
LifePath® 2025 Portfolio
Institutional	$1,000.00	$1,022.30	$3.76	$1,000.00	$1,021.08	$3.76	0.75%
Investor A	$1,000.00	$1,020.40	$5.01	$1,000.00	$1,019.84	$5.01	1.00%
Investor C	$1,000.00	$1,006.90	$8.71	$1,000.00	$1,016.12	$8.75	1.75%
Class K	$1,000.00	$1,016.40	$1.95	$1,000.00	$1,022.86	$1.96	0.39%
Class R	$1,000.00	$1,019.70	$6.26	$1,000.00	$1,018.60	$6.26	1.25%
LifePath® 2035 Portfolio
Institutional	$1,000.00	$1,034.50	$3.78	$1,000.00	$1,021.08	$3.76	0.75%
Investor A	$1,000.00	$1,033.30	$5.04	$1,000.00	$1,019.84	$5.01	1.00%
Investor C	$1,000.00	$1,019.50	$8.76	$1,000.00	$1,016.12	$8.75	1.75%
Class K	$1,000.00	$1,041.40	$1.92	$1,000.00	$1,022.91	$1.91	0.38%
Class R	$1,000.00	$1,031.80	$6.25	$1,000.00	$1,018.65	$6.21	1.24%
LifePath® 2045 Portfolio
Institutional	$1,000.00	$1,046.60	$3.81	$1,000.00	$1,021.08	$3.76	0.75%
Investor A	$1,000.00	$1,044.90	$5.07	$1,000.00	$1,019.84	$5.01	1.00%
Investor C	$1,000.00	$1,031.50	$8.81	$1,000.00	$1,016.12	$8.75	1.75%
Class K	$1,000.00	$1,049.80	$1.93	$1,000.00	$1,022.91	$1.91	0.38%
Class R	$1,000.00	$1,043.40	$6.33	$1,000.00	$1,018.60	$6.26	1.25%
LifePath® 2055 Portfolio
Institutional	$1,000.00	$1,054.20	$3.87	$1,000.00	$1,021.03	$3.81	0.76%
Investor A	$1,000.00	$1,053.20	$5.14	$1,000.00	$1,019.79	$5.06	1.01%
Investor C	$1,000.00	$1,039.90	$8.90	$1,000.00	$1,016.07	$8.80	1.76%
Class K	$1,000.00	$1,059.60	$1.94	$1,000.00	$1,022.91	$1.91	0.38%
Class R	$1,000.00	$1,052.30	$6.41	$1,000.00	$1,018.55	$6.23	1.26%

[1]

For each class of the LifePath Portfolio, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Because each LifePath Portfolio invests significantly in a LifePath Master Portfolio, the expense examples reflect the net expenses of both the LifePath Portfolio and the LifePath Master Portfolio in which it invests.

[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

BLACKROCK FUNDS III	JUNE 30, 2013	15

Statements of Assets and Liabilities

June 30, 2013 (Unaudited)	LifePath 2025 Portfolio	LifePath 2035 Portfolio	LifePath 2045 Portfolio	LifePath 2055 Portfolio

Assets
Investments at value — from the applicable LifePath Master Portfolio[1]	$42,715,540	$33,399,329	$17,931,110	$5,887,436
Capital shares sold receivable	75,598	26,579	42,897	15,220
Receivable from administrator	—	—	3,814	8,681
Withdrawals receivable from the LifePath Master Portfolio	—	92,462	—	—

Total assets	42,791,138	33,518,370	17,977,821	5,911,337

Liabilities
Contributions payable to the LifePath Master Portfolio	75,418	—	41,851	11,665
Capital shares redeemed payable	180	119,041	1,046	3,555
Income dividends payable	11,147	2,859	3,954	1,168
Administration fees payable	6,659	2,731	—	—
Capital gain distributions payable	246	—	—	—
Service and distribution fees payable	5,916	3,719	2,070	654
Professional fees payable	10,495	10,495	10,493	10,474

Total liabilities	110,061	138,845	59,414	27,516

Net Assets	$42,681,077	$33,379,525	$17,918,407	$5,883,821

Net Assets Consist of
Paid-in capital	$41,059,113	$31,785,776	$17,007,415	$5,549,917
Undistributed (distributions in excess of) net investment income	(35,925)	(12,398)	473	3,425
Accumulated net realized gain allocated from the LifePath Master Portfolio	1,050,302	953,729	503,122	196,202
Net unrealized appreciation/depreciation allocated from the LifePath Master Portfolio	607,587	652,418	407,397	134,277

Net Assets	$42,681,077	$33,379,525	$17,918,407	$5,883,821

Net Asset Value
Institutional:
Net assets	$19,305,547	$16,942,596	$9,467,550	$3,274,379

Shares outstanding[2]	1,560,938	1,318,502	715,336	245,416

Net asset value	$12.37	$12.85	$13.24	$13.34

Investor A:
Net assets	$20,301,330	$15,192,517	$7,226,934	$2,277,186

Shares outstanding[2]	1,641,903	1,182,541	545,986	170,821

Net asset value	$12.36	$12.85	$13.24	$13.33

Maximum offering price per share (100/94.75 of net asset value)	$13.04	$13.56	$13.97	$14.07

Investor C:
Net assets	$1,671,902	$786,769	$716,560	$234,093

Shares outstanding[2]	135,725	61,558	54,596	17,688

Net asset value	$12.32	$12.78	$13.12	$13.23

Class K:
Net assets	$94,239	$85,959	$26,700	$26,924

Shares outstanding[2]	7,629	6,613	2,003	2,001

Net asset value	$12.35	$13.00	$13.33	$13.46

Class R:
Net assets	$1,308,059	$371,684	$480,663	$71,239

Shares outstanding[2]	105,740	28,896	36,349	5,346

Net asset value	$12.37	$12.86	$13.22	$13.33

[1] Cost — from the applicable LifePath Master Portfolio	$42,107,953	$32,746,911	$17,523,713	$5,753,159
[2] No par value, unlimited number of shares authorized.

See Notes to Financial Statements.

16	BLACKROCK FUNDS III	JUNE 30, 2013

Statements of Operations

Six Months Ended June 30, 2013 (Unaudited)	LifePath 2025 Portfolio	LifePath 2035 Portfolio	LifePath 2045 Portfolio	LifePath 2055 Portfolio

Investment Income
Net investment income allocated from the applicable LifePath Master Portfolio:
Dividends — affiliated	$273,169	$259,312	$158,730	$58,786
Securities lending — affiliated — net	1,529	740	358	222
Income — affiliated	81	74	28	17
Interest — affiliated	160,314	80,636	24,216	1,658
Expenses	(121,171)	(96,925)	(56,280)	(27,868)
Fees waived	72,052	60,067	37,757	21,823

Total income	385,974	303,904	164,809	54,638

Portfolio Expenses
Administration — Institutional	45,184	38,416	21,730	6,938
Administration — Investor A	44,511	34,484	14,127	4,722
Administration — Investor C	4,118	1,661	1,336	482
Administration — Class K	286	220	108	115
Administration — Class R	3,394	946	1,141	170
Service — Investor A	22,256	17,242	7,064	2,362
Service and distribution — Investor C	8,235	3,323	2,732	964
Service and distribution — Class R	3,394	946	1,140	170
Professional	9,409	9,409	9,409	9,371

Total expenses	140,787	106,647	58,787	25,294
Less fees waived by administrator	(9,409)	(9,409)	(9,409)	(9,371)

Total expenses after fees waived	131,378	97,238	49,378	15,923

Net investment income	254,596	206,666	115,431	38,715

Realized and Unrealized Gain (Loss) Allocated from the LifePath Master Portfolios
Net realized gain from investments, financial futures contracts, swaps, options and foreign currency transactions	970,362	968,239	528,524	204,923
Net change in unrealized appreciation/depreciation on investments, financial futures contracts, swaps, options and foreign currency translations	(608,782)	(344,976)	(121,746)	(41,300)

Total realized and unrealized gain	361,580	623,263	406,778	163,623

Net Increase in Net Assets Resulting from Operations	$616,176	$829,929	$522,209	$202,338

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2013	17

Statements of Changes in Net Assets

	LifePath 2025 Portfolio		LifePath 2035 Portfolio
Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012

Operations
Net investment income	$254,596	$315,771	$206,666	$243,606
Net realized gain	970,362	262,772	968,239	129,046
Net change in unrealized appreciation/depreciation	(608,782)	1,467,212	(344,976)	1,257,035

Net increase in net assets resulting from operations	616,176	2,045,755	829,929	1,629,687

Dividends and Distributions to Shareholders From
Net investment income:
Institutional	(137,821)	(136,096)[1]	(115,009)	(105,235)[1]
Investor A	(120,809)	(160,757)[1]	(88,219)	(114,757)[1]
Investor C	(4,854)	(5,950)[1]	(2,224)	(3,003)[1]
Class K	(527)	(30,293)[1]	(461)	(30,232)[1]
Class R	(6,320)	(9,096)[1]	(1,707)	(2,781)[1]
Net realized gain:
Institutional	(1,333)	—	—	(790)[1]
Investor A	(1,402)	—	—	(862)[1]
Investor C	(116)	—	—	(23)[1]
Class K	(7)	—	—	(227)[1]
Class R	(90)	—	—	(21)[1]

Decrease in net assets resulting from dividends and distributions to shareholders	(273,279)	(342,192)	(207,620)	(257,931)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	8,325,583	20,142,253	7,047,786	16,920,364

Net Assets
Total increase in net assets	8,668,480	21,845,816	7,670,095	18,292,120
Beginning of period	34,012,597	12,166,781	25,709,430	7,417,310

End of period	$42,681,077	$34,012,597	$33,379,525	$25,709,430

Distributions in excess of net investment income	$(35,925)	$(20,190)	$(12,398)	$(11,444)

[1]	Dividends and distributions are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

18	BLACKROCK FUNDS III	JUNE 30, 2013

Statements of Changes in Net Assets

	LifePath 2045 Portfolio		LifePath 2055 Portfolio
Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012

Operations
Net investment income	$115,431	$119,075	$38,715	$30,246
Net realized gain (loss)	528,524	51,373	204,923	(4,751)
Net change in unrealized appreciation/depreciation	(121,746)	644,573	(41,300)	175,681

Net increase in net assets resulting from operations	522,209	815,021	202,338	201,176

Dividends and Distributions to Shareholders From
Net investment income:
Institutional	(64,796)	(67,201)[1]	(20,838)	(14,245)[1]
Investor A	(41,229)	(40,414)[1]	(12,714)	(10,527)[1]
Investor C	(2,317)	(2,621)[1]	(547)	(1,373)[1]
Class K	(153)	(9,255)[1]	(141)	(4,435)[1]
Class R	(2,258)	(4,033)[1]	(296)	(584)[1]
Net realized gain:
Institutional	—	(334)[1]	—	(226)[1]
Investor A	—	(201)[1]	—	(220)[1]
Investor C	—	(13)[1]	—	(44)[1]
Class K	—	(46)[1]	—	(11)[1]
Class R	—	(20)[1]	—	(19)[1]

Decrease in net assets resulting from dividends and distributions to shareholders	(110,753)	(124,138)	(34,536)	(31,684)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	5,346,674	8,218,742	1,953,986	3,112,252

Net Assets
Total increase in net assets	5,758,130	8,909,625	2,121,788	3,281,744
Beginning of period	12,160,277	3,250,652	3,762,033	480,289

End of period	$17,918,407	$12,160,277	$5,883,821	$3,762,033

Undistributed (distributions in excess of) net investment income	$473	$(4,205)	$3,425	$(754)

[1]	Dividends and distributions are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2013	19

Financial Highlights	LifePath 2025 Portfolio

	Institutional
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,			Period June 30, 2010[1] to December 31, 2010
			2012		2011

Per Share Operating Performance
Net asset value, beginning of period	$12.19		$11.07		$11.21	$10.00

Net investment income[2]	0.09		0.22		0.25	0.11
Net realized and unrealized gain (loss)	0.18		1.11		(0.19)	1.63

Net increase from investment operations	0.27		1.33		0.06	1.74

Dividends and distributions from:
Net investment income	(0.09)		(0.21)[3]		(0.20)[3]	(0.11)[3]
Net realized gain	(0.00)[4]		(0.00)[3,4]		(0.00)[3,4]	(0.42)[3]

Total dividends and distributions	(0.09)		(0.21)		(0.20)	(0.53)

Net asset value, end of period	$12.37		$12.19		$11.07	$11.21

Total Investment Return[5]
Based on net asset value	2.23%	[6]	12.07%		0.49%	17.40%	[6]

Ratios to Average Net Assets[7]
Total expenses	0.80%	[8,9,10]	0.86%	[11,12]	1.06% [13,14]	24.41%	[8]

Total expenses after fees waived	0.75%	[8,9,10]	0.76%	[11,12]	0.74% [13,14]	0.73%	[8]

Net investment income	1.47%	[8,9,10]	1.85%	[11,12]	2.25% [13,14]	1.93%	[8]

Supplemental Data
Net assets, end of period (000)	$19,306		$15,816		$3,233	$22

Portfolio turnover of the LifePath Master Portfolio	1%		4%		24%	2%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Amount is greater than ($0.005) per share.

[5]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.

[7]

Includes the LifePath Portfolio’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which include gross expenses.

[8]	Annualized.

[9]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.37%.

[10]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.10%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[11]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.48%.

[12]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.10%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[13]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.82%.

[14]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.12%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

See Notes to Financial Statements.

20	BLACKROCK FUNDS III	JUNE 30, 2013

Financial Highlights (continued)	LifePath 2025 Portfolio

	Investor A
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,			Period June 30, 2010[1] to December 31, 2010
			2012		2011

Per Share Operating Performance
Net asset value, beginning of period	$12.19		$11.06		$11.21	$10.00

Net investment income[2]	0.08		0.18		0.21	0.09
Net realized and unrealized gain (loss)	0.17		1.12		(0.19)	1.63

Net increase from investment operations	0.25		1.30		0.02	1.72

Dividends and distributions from:
Net investment income	(0.08)		(0.17)[3]		(0.17)[3]	(0.09)[3]
Net realized gain	(0.00)[4]		(0.00)[3,4]		(0.00)[3,4]	(0.42)[3]

Total dividends and distributions	(0.08)		(0.17)		(0.17)	(0.51)

Net asset value, end of period	$12.36		$12.19		$11.06	$11.21

Total Investment Return[5]
Based on net asset value	2.04%	[6]	11.84%		0.18%	17.26%	[6]

Ratios to Average Net Assets[7]
Total expenses	1.05%	[8,9,10]	1.11%	[11,12]	1.32% [13,14]	24.68%	[8]

Total expenses after fees waived	1.00%	[8,9,10]	1.01%	[11,12]	0.99% [13,14]	0.98%	[8]

Net investment income	1.24%	[8,9,10]	1.54%	[11,12]	1.87% [13,14]	1.67%	[8]

Supplemental Data
Net assets, end of period (000)	$20,301		$13,981		$7,076	$22

Portfolio turnover of the LifePath Master Portfolio	1%		4%		24%	2%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Amount is greater than ($0.005) per share.

[5]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.

[7]

Includes the LifePath Portfolio’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which include gross expenses.

[8]	Annualized.

[9]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.37%.

[10]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.10%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[11]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.48%.

[12]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.10%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[13]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.86%.

[14]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.12%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2013	21

Financial Highlights (continued)	LifePath 2025 Portfolio

	Investor C
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,			Period June 30, 2010[1] to December 31, 2010
			2012		2011

Per Share Operating Performance
Net asset value, beginning of period	$12.15		$11.05		$11.21	$10.00

Net investment income[2]	0.03		0.10		0.14	0.05
Net realized and unrealized gain (loss)	0.17		1.11		(0.20)	1.63

Net increase (decrease) from investment operations	0.20		1.21		(0.06)	1.68

Dividends and distributions from:
Net investment income	(0.03)		(0.11)[3]		(0.10)[3]	(0.05)[3]
Net realized gain	(0.00)[4]		(0.00)[3,4]		(0.00)[3,4]	(0.42)[3]

Total dividends and distributions	(0.03)		(0.11)		(0.10)	(0.47)

Net asset value, end of period	$12.32		$12.15		$11.05	$11.21

Total Investment Return[5]
Based on net asset value	1.69%	[6]	10.99%		(0.54)%	16.84%	[6]

Ratios to Average Net Assets[7]
Total expenses	1.80%	[8,9,10]	1.85%	[11,12]	2.10% [13,14]	25.46%	[8]

Total expenses after fees waived	1.75%	[8,9,10]	1.76%	[11,12]	1.75% [13,14]	1.72%	[8]

Net investment income	0.46%	[8,9,10]	0.87%	[11,12]	1.25% [13,14]	0.95%	[8]

Supplemental Data
Net assets, end of period (000)	$1,672		$992		$245	$22

Portfolio turnover of the LifePath Master Portfolio	1%		4%		24%	2%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Amount is greater than ($0.005) per share.

[5]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.

[7]

Includes the LifePath Portfolio’s share of its corresponding Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which include gross expenses.

[8]	Annualized.

[9]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.37%.

[10]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.10%, although the ratio does include the LifePath Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[11]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.48%.

[12]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.10%, although the ratio does include the LifePath Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[13]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.82%.

[14]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.12%, although the ratio does include the LifePath Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

See Notes to Financial Statements.

22	BLACKROCK FUNDS III	JUNE 30, 2013

Financial Highlights (continued)	LifePath 2025 Portfolio

	Class K
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,			Period June 30, 2010[1] to December 31, 2010
			2012		2011

Per Share Operating Performance
Net asset value, beginning of period	$12.22		$11.09		$11.21	$10.00

Net investment income[2]	0.09		0.26		0.26	0.13
Net realized and unrealized gain (loss)	0.11		1.11		(0.16)	1.63

Net increase from investment operations	0.20		1.37		0.10	1.76

Dividends and distributions from:
Net investment income	(0.07)		(0.24)[3]		(0.22)[2]	(0.13)[3]
Net realized gain	(0.00)[4]		(0.00)[3,4]		(0.00)[3,4]	(0.42)[3]

Total dividends and distributions	(0.07)		(0.24)		(0.22)	(0.55)

Net asset value, end of period	$12.35		$12.22		$11.09	$11.21

Total Investment Return[5]
Based on net asset value	1.64%	[6]	12.44%		0.87%	17.60%	[6]

Ratios to Average Net Assets[7]
Total expenses	0.44%	[8,9,10]	0.51%	[11,12]	0.71% [13,14]	24.05%	[8]

Total expenses after fees waived	0.39%	[8,9,10]	0.41%	[11,12]	0.38% [13,14]	0.38%	[8]

Net investment income	1.47%	[8,9,10]	2.20%	[11,12]	2.31% [13,14]	2.29%	[8]

Supplemental Data
Net assets, end of period (000)	$94		$1,941		$1,590	$22

Portfolio turnover of the LifePath Master Portfolio	1%		4%		24%	2%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Amount is greater than ($0.005) per share.

[5]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.

[7]

Includes the LifePath Portfolio’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which include gross expenses.

[8]	Annualized.

[9]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.37%.

[10]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.10%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[11]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.49%.

[12]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.10%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[13]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.89%.

[14]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.12%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2013	23

Financial Highlights (concluded)	LifePath 2025 Portfolio

	Class R
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,			Period June 30, 2010[1] to December 31, 2010
			2012		2011

Per Share Operating Performance
Net asset value, beginning of period	$12.19		$11.09		$11.21	$10.00

Net investment income[2]	0.06		0.18		0.17	0.08
Net realized and unrealized gain (loss)	0.18		1.08		(0.17)	1.63

Net increase from investment operations	0.24		1.26		—	1.71

Dividends and distributions from:
Net investment income	(0.06)		(0.16)[3]		(0.12)[3]	(0.08)[3]
Net realized gain	(0.00)[4]		(0.00)[3,4]		(0.00)[3,4]	(0.42)[3]

Total dividends and distributions	(0.06)		(0.16)		(0.12)	(0.50)

Net asset value, end of period	$12.37		$12.19		$11.09	$11.21

Total Investment Return[5]
Based on net asset value	1.97%	[6]	11.45%		0.02%	17.12%	[6]

Ratios to Average Net Assets[7]
Total expenses	1.30%	[8,9,10]	1.35%	[11,12]	1.57% [13,14]	24.94%	[8]

Total expenses after fees waived	1.25%	[8,9,10]	1.26%	[11,12]	1.23% [13,14]	1.23%	[8]

Net investment income	0.94%	[8,9,10]	1.54%	[11,12]	1.46% [13,14]	1.43%	[8]

Supplemental Data
Net assets, end of period (000)	$1,308		$1,282		$22	$22

Portfolio turnover of the LifePath Master Portfolio	1%		4%		24%	2%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Amount is greater than ($0.005) per share.

[5]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.

[7]

Includes the LifePath Portfolio’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which include gross expenses.

[8]	Annualized.

[9]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.37%.

[10]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.10%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[11]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.48%.

[12]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.10%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[13]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.91%.

[14]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.12%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

See Notes to Financial Statements.

24	BLACKROCK FUNDS III	JUNE 30, 2013

Financial Highlights	LifePath 2035 Portfolio

	Institutional
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,			Period June 30, 2010[1] to December 31, 2010
			2012		2011

Per Share Operating Performance
Net asset value, beginning of period	$12.51		$11.18		$11.52	$10.00

Net investment income[2]	0.10		0.24		0.24	0.11
Net realized and unrealized gain (loss)	0.33		1.30		(0.39)	1.99

Net increase (decrease) from investment operations	0.43		1.54		(0.15)	2.10

Dividends and distributions from:
Net investment income	(0.09)		(0.21)[3]		(0.19)[3]	(0.10)[3]
Net realized gain	—		—		(0.00)[3,4]	(0.48)[3]
Tax return of capital	—		(0.00)[3,4]		—	—

Total dividends and distributions	(0.09)		(0.21)		(0.19)	(0.58)

Net asset value, end of period	$12.85		$12.51		$11.18	$11.52

Total Investment Return[5]
Based on net asset value	3.45%	[6]	13.85%		(1.32)%	20.96%	[6]

Ratios to Average Net Assets[7]
Total expenses	0.81%	[8,9,10]	0.89%	[11,12]	1.22% [13,14]	24.07%	[8]

Total expenses after fees waived	0.75%	[8,9,10]	0.75%	[11,12]	0.72% [13,14]	0.71%	[8]

Net investment income	1.50%	[8,9,10]	1.98%	[11,12]	2.13% [13,14]	1.88%	[8]

Supplemental Data
Net assets, end of period (000)	$16,943		$12,853		$2,033	$23

Portfolio turnover of the LifePath Master Portfolio	1%		4%		21%	1%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Amount is greater than $(0.005) per share.

[5]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.

[7]

Includes the LifePath Portfolio’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which include gross expenses.

[8]	Annualized.

[9]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.40%.

[10]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.11%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[11]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.56%.

[12]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.11%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[13]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 1.10%.

[14]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.14%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2013	25

Financial Highlights (continued)	LifePath 2035 Portfolio

	Investor A
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,			Period June 30, 2010[1] to December 31, 2010
			2012		2011

Per Share Operating Performance
Net asset value, beginning of period	$12.51		$11.17		$11.51	$10.00

Net investment income[2]	0.09		0.20		0.20	0.10
Net realized and unrealized gain (loss)	0.33		1.32		(0.37)	1.98

Net increase (decrease) from investment operations	0.42		1.52		(0.17)	2.08

Dividends and distributions from:
Net investment income	(0.08)		(0.18)[3]		(0.17)[3]	(0.09)[3]
Net realized gain	—		—		(0.00)[3,4]	(0.48)[3]
Tax return of capital	—		(0.00)[3,4]		—	—

Total dividends and distributions	(0.08)		(0.18)		(0.17)	(0.57)

Net asset value, end of period	$12.85		$12.51		$11.17	$11.51

Total Investment Return[5]
Based on net asset value	3.33%	[6]	13.63%		(1.55)%	20.74%	[6]

Ratios to Average Net Assets[7]
Total expenses	1.06%	[8,9,10]	1.14%	[11,12]	1.48% [13,14]	22.59%	[8]

Total expenses after fees waived	1.00%	[8,9,10]	1.00%	[11,12]	0.97% [13,14]	0.96%	[8]

Net investment income	1.25%	[8,9,10]	1.63%	[11,12]	1.77% [13,14]	1.71%	[8]

Supplemental Data
Net assets, end of period (000)	$15,193		$9,966		$4,121	$27

Portfolio turnover of the LifePath Master Portfolio	1%		4%		21%	1%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Amount is greater than $(0.005) per share.

[5]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.

[7]

Includes the LifePath Portfolio’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which include gross expenses.

[8]	Annualized.

[9]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.40%.

[10]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.11%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[11]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.56%.

[12]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.11%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[13]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 1.15%.

[14]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.14%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

See Notes to Financial Statements.

26	BLACKROCK FUNDS III	JUNE 30, 2013

Financial Highlights (continued)	LifePath 2035 Portfolio

	Investor C
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,			Period June 30, 2010[1] to December 31, 2010
			2012		2011

Per Share Operating Performance
Net asset value, beginning of period	$12.45		$11.14		$11.49	$10.00

Net investment income[2]	0.04		0.11		0.09	0.05
Net realized and unrealized gain (loss)	0.33		1.30		(0.35)	1.98

Net increase (decrease) from investment operations	0.37		1.41		(0.26)	2.03

Dividends and distributions from:
Net investment income	(0.04)		(0.10)[3]		(0.09)[3]	(0.06)[3]
Net realized gain	—		—		(0.00)[3,4]	(0.48)[3]
Tax return of capital	—		(0.00)[3,4]		—	—

Total dividends and distributions	(0.04)		(0.10)		(0.09)	(0.54)

Net asset value, end of period	$12.78		$12.45		$11.14	$11.49

Total Investment Return[5]
Based on net asset value	2.95%	[6]	12.70%		(2.28)%	20.30%	[6]

Ratios to Average Net Assets[7]
Total expenses	1.81%	[8,9,10]	1.89%	[11,12]	2.24% [13,14]	25.11%	[8]

Total expenses after fees waived	1.75%	[8,9,10]	1.75%	[11,12]	1.72% [13,14]	1.70%	[8]

Net investment income	0.52%	[8,9,10]	0.92%	[11,12]	0.80% [13,14]	0.89%	[8]

Supplemental Data
Net assets, end of period (000)	$787		$533		$190	$30

Portfolio turnover of the LifePath Master Portfolio	1%		4%		21%	1%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Amount is greater than $(0.005) per share.

[5]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.

[7]

Includes the LifePath Portfolio’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which include gross expenses.

[8]	Annualized.

[9]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.40%.

[10]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.11%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[11]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.56%.

[12]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.11%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[13]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 1.09%.

[14]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.14%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2013	27

Financial Highlights (continued)	LifePath 2035 Portfolio

	Class K
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,			Period June 30, 2010[1] to December 31, 2010
			2012		2011

Per Share Operating Performance
Net asset value, beginning of period	$12.55		$11.20		$11.52	$10.00

Net investment income[2]	0.10		0.27		0.25	0.13
Net realized and unrealized gain (loss)	0.42		1.32		(0.35)	1.99

Net increase (decrease) from investment operations	0.52		1.59		(0.10)	2.12

Dividends and distributions from:
Net investment income	(0.07)		(0.24)[3]		(0.22)[3]	(0.12)[3]
Net realized gain	—		—		(0.00)[3,4]	(0.48)[3]
Tax return of capital	—		(0.00)[3,4]		—	—

Total dividends and distributions	(0.07)		(0.24)		(0.22)	(0.60)

Net asset value, end of period	$13.00		$12.55		$11.20	$11.52

Total Investment Return[5]
Based on net asset value	4.14%	[6]	14.30%		(0.94)%	21.16%	[6]

Ratios to Average Net Assets[7]
Total expenses	0.44%	[8,9,10]	0.55%	[11,12]	0.87% [13,14]	23.70%	[8]

Total expenses after fees waived	0.38%	[8,9,10]	0.40%	[11,12]	0.36% [13,14]	0.36%	[8]

Net investment income	1.45%	[8,9,10]	2.26%	[11,12]	2.17% [13,14]	2.23%	[8]

Supplemental Data
Net assets, end of period (000)	$86		$1,999		$1,050	$23

Portfolio turnover of the LifePath Master Portfolio	1%		4%		21%	1%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Amount is greater than $(0.005) per share.

[5]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.

[7]

Includes the LifePath Portfolio’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which include gross expenses.

[8]	Annualized.

[9]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.40%.

[10]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.11%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[11]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.57%.

[12]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.11%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[13]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 1.20%.

[14]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.14%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

See Notes to Financial Statements.

28	BLACKROCK FUNDS III	JUNE 30, 2013

Financial Highlights (concluded)	LifePath 2035 Portfolio

	Class R
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,			Period June 30, 2010[1] to December 31, 2010
			2012		2011

Per Share Operating Performance
Net asset value, beginning of period	$12.52		$11.19		$11.52	$10.00

Net investment income[2]	0.07		0.21		0.15	0.08
Net realized and unrealized gain (loss)	0.33		1.28		(0.36)	1.99

Net increase (decrease) from investment operations	0.40		1.49		(0.21)	2.07

Dividends and distributions from:
Net investment income	(0.06)		(0.16)[3]		(0.12)[3]	(0.07)[3]
Net realized gain	—		—		(0.00)[3,4]	(0.48)[3]
Tax return of capital	—		(0.00)[3,4]		—	—

Total dividends and distributions	(0.06)		(0.16)		(0.12)	(0.55)

Net asset value, end of period	$12.86		$12.52		$11.19	$11.52

Total Investment Return[5]
Based on net asset value	3.18%	[6]	13.37%		(1.85)%	20.67%	[6]

Ratios to Average Net Assets[7]
Total expenses	1.31%	[8,9,10]	1.38%	[11,12]	1.72% [13,14]	24.60%	[8]

Total expenses after fees waived	1.24%	[8,9,10]	1.25%	[11,12]	1.21% [13,14]	1.22%	[8]

Net investment income	0.96%	[8,9,10]	1.71%	[11,12]	1.31% [13,14]	1.39%	[8]

Supplemental Data
Net assets, end of period (000)	$372		$359		$22	$23

Portfolio turnover of the LifePath Master Portfolio	1%		4%		21%	1%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Amount is greater than $(0.005) per share.

[5]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.

[7]

Includes the LifePath Portfolio’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which include gross expenses.

[8]	Annualized.

[9]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.40%.

[10]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.11%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[11]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.55%.

[12]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.11%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[13]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 1.19%.

[14]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.14%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2013	29

Financial Highlights	LifePath 2045 Portfolio

	Institutional
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,			Period June 30, 2010[1] to December 31, 2010
			2012		2011

Per Share Operating Performance
Net asset value, beginning of period	$12.74		$11.24		$11.70	$10.00

Net investment income[2]	0.11		0.25		0.23	0.10
Net realized and unrealized gain (loss)	0.48		1.47		(0.51)	2.30

Net increase (decrease) from investment operations	0.59		1.72		(0.28)	2.40

Dividends and distributions from:
Net investment income	(0.09)		(0.22)[3]		(0.18)[3]	(0.10)[3]
Net realized gain	—		—		(0.00)[3,4]	(0.60)[3]
Tax return of capital	—		(0.00)[3,4]		—	—

Total dividends and distributions	(0.09)		(0.22)		(0.18)	(0.70)

Net asset value, end of period	$13.24		$12.74		$11.24	$11.70

Total Investment Return[5]
Based on net asset value	4.66%	[6]	15.34%		(2.46)%	24.01%	[6]

Ratios to Average Net Assets[7]
Total expenses	0.87%	[8,9,10]	1.06%	[11,12]	2.00% [13,14]	23.73%	[8]

Total expenses after fees waived	0.75%	[8,9,10]	0.75%	[11,12]	0.70% [13,14]	0.68%	[8]

Net investment income	1.64%	[8,9,10]	2.04%	[11,12]	2.02% [13,14]	1.81%	[8]

Supplemental Data
Net assets, end of period (000)	$9,468		$7,066		$1,646	$23

Portfolio turnover of the LifePath Master Portfolio	1%		4%		35%	1%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Amount is greater than $(0.005) per share.

[5]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.

[7]

Includes the LifePath Portfolio’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which include gross expenses.

[8]	Annualized.

[9]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.49%.

[10]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.11%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[11]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.83%.

[12]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.11%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[13]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 2.51%.

[14]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.16%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

See Notes to Financial Statements.

30	BLACKROCK FUNDS III	JUNE 30, 2013

Financial Highlights (continued)	LifePath 2045 Portfolio

	Investor A
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,			Period June 30, 2010[1] to December 31, 2010
			2012		2011

Per Share Operating Performance
Net asset value, beginning of period	$12.75		$11.25		$11.70	$10.00

Net investment income[2]	0.10		0.21		0.19	0.09
Net realized and unrealized gain (loss)	0.47		1.47		(0.49)	2.29

Net increase (decrease) from investment operations	0.57		1.68		(0.30)	2.38

Dividends and distributions from:
Net investment income	(0.08)		(0.18)[3]		(0.15)[3]	(0.08)[3]
Net realized gain	—		—		(0.00)[3,4]	(0.60)[3]
Tax return of capital	—		(0.00)[3,4]		—	—

Total dividends and distributions	(0.08)		(0.18)		(0.15)	(0.68)

Net asset value, end of period	$13.24		$12.75		$11.25	$11.70

Total Investment Return[5]
Based on net asset value	4.49%	[6]	15.03%		(2.61)%	23.86%	[6]

Ratios to Average Net Assets[7]
Total expenses	1.12%	[8,9,10]	1.31%	[11,12]	2.20% [13,14]	24.00%	[8]

Total expenses after fees waived	1.00%	[8,9,10]	0.99%	[11,12]	0.95% [13,14]	0.93%	[8]

Net investment income	1.44%	[8,9,10]	1.75%	[11,12]	1.65% [13,14]	1.56%	[8]

Supplemental Data
Net assets, end of period (000)	$7,227		$3,512		$1,228	$23

Portfolio turnover of the LifePath Master Portfolio	1%		4%		35%	1%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Amount is greater than $(0.005) per share.

[5]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.

[7]

Includes the LifePath Portfolio’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which include gross expenses.

[8]	Annualized.

[9]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.49%.

[10]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.11%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[11]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.83%.

[12]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.11%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[13]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 2.23%.

[14]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.16%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2013	31

Financial Highlights (continued)	LifePath 2045 Portfolio

	Investor C
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,			Period June 30, 2010[1] to December 31, 2010
			2012		2011

Per Share Operating Performance
Net asset value, beginning of period	$12.65		$11.18		$11.67	$10.00

Net investment income[2]	0.05		0.13		0.11	0.05
Net realized and unrealized gain (loss)	0.46		1.45		(0.50)	2.28

Net increase (decrease) from investment operations	0.51		1.58		(0.39)	2.33

Dividends and distributions from:
Net investment income	(0.04)		(0.11)[3]		(0.10)[3]	(0.06)[3]
Net realized gain	—		—		(0.00)[3,4]	(0.60)[3]
Tax return of capital	—		(0.00)[3,4]		—	—

Total dividends and distributions	(0.04)		(0.11)		(0.10)	(0.66)

Net asset value, end of period	$13.12		$12.65		$11.18	$11.67

Total Investment Return[5]
Based on net asset value	4.07%	[6]	14.15%		(3.37)%	23.33%	[6]

Ratios to Average Net Assets[7]
Total expenses	1.87%	[8,9,10]	2.04%	[11,12]	2.99% [13,14]	24.78%	[8]

Total expenses after fees waived	1.75%	[8,9,10]	1.75%	[11,12]	1.70% [13,14]	1.69%	[8]

Net investment income	0.69%	[8,9,10]	1.07%	[11,12]	0.94% [13,14]	0.81%	[8]

Supplemental Data
Net assets, end of period (000)	$717		$463		$95	$23

Portfolio turnover of the LifePath Master Portfolio	1%		4%		35%	1%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Amount is greater than $(0.005) per share.

[5]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.

[7]

Includes the LifePath Portfolio’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which include gross expenses.

[8]	Annualized.

[9]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.49%.

[10]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.11%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[11]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.81%.

[12]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.11%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[13]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 2.41%.

[14]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.16%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

See Notes to Financial Statements.

32	BLACKROCK FUNDS III	JUNE 30, 2013

Financial Highlights (continued)	LifePath 2045 Portfolio

	Class K
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,			Period June 30, 2010[1] to December 31, 2010
			2012		2011

Per Share Operating Performance
Net asset value, beginning of period	$12.77		$11.26		$11.70	$10.00

Net investment income[2]	0.10		0.30		0.24	0.12
Net realized and unrealized gain (loss)	0.54		1.46		(0.48)	2.30

Net increase (decrease) from investment operations	0.64		1.76		(0.24)	2.42

Dividends and distributions from:
Net investment income	(0.08)		(0.25)[3]		(0.20)[3]	(0.12)[3]
Net realized gain	—		—		(0.00)[3,4]	(0.60)[3]
Tax return of capital	—		(0.00)[3,4]		—	—

Total dividends and distributions	(0.08)		(0.25)		(0.20)	(0.72)

Net asset value, end of period	$13.33		$12.77		$11.26	$11.70

Total Investment Return[5]
Based on net asset value	4.98%	[6]	15.72%		(2.08)%	24.22%	[6]

Ratios to Average Net Assets[7]
Total expenses	0.51%	[8,9,10]	0.70%	[11,12]	1.72% [13,14]	23.37%	[8]

Total expenses after fees waived	0.38%	[8,9,10]	0.39%	[11,12]	0.35% [13,14]	0.33%	[8]

Net investment income	1.53%	[8,9,10]	2.41%	[11,12]	2.04% [13,14]	2.17%	[8]

Supplemental Data
Net assets, end of period (000)	$27		$697		$259	$23

Portfolio turnover of the LifePath Master Portfolio	1%		4%		35%	1%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Amount is greater than $(0.005) per share.

[5]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.

[7]

Includes the LifePath Portfolio’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which include gross expenses.

[8]	Annualized.

[9]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.49%.

[10]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.11%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[11]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.83%.

[12]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.11%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[13]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 2.71%.

[14]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.16%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2013	33

Financial Highlights (concluded)	LifePath 2045 Portfolio

	Class R
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,			Period June 30, 2010[1] to December 31, 2010
			2012		2011

Per Share Operating Performance
Net asset value, beginning of period	$12.73		$11.24		$11.69	$10.00

Net investment income[2]	0.08		0.23		0.14	0.07
Net realized and unrealized gain (loss)	0.47		1.42		(0.48)	2.30

Net increase (decrease) from investment operations	0.55		1.65		(0.34)	2.37

Dividends and distributions from:
Net investment income	(0.06)		(0.16)[3]		(0.11)[3]	(0.08)[3]
Net realized gain	—		—		(0.00)[3,4]	(0.60)[3]
Tax return of capital	—		(0.00)[3,4]		—	—

Total dividends and distributions	(0.06)		(0.16)		(0.11)	(0.68)

Net asset value, end of period	$13.22		$12.73		$11.24	$11.69

Total Investment Return[5]
Based on net asset value	4.34%	[6]	14.77%		(2.93)%	23.68%	[6]

Ratios to Average Net Assets[7]
Total expenses	1.37%	[8,9,10]	1.55%	[11,12]	2.57% [13,14]	24.26%	[8]

Total expenses after fees waived	1.25%	[8,9,10]	1.25%	[11,12]	1.19% [13,14]	1.19%	[8]

Net investment income	1.12%	[8,9,10]	1.84%	[11,12]	1.17% [13,14]	1.31%	[8]

Supplemental Data
Net assets, end of period (000)	$481		$423		$22	$23

Portfolio turnover of the LifePath Master Portfolio	1%		4%		35%	1%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Amount is greater than $(0.005) per share.

[5]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.

[7]

Includes the LifePath Portfolio’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which include gross expenses.

[8]	Annualized.

[9]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.49%.

[10]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.11%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[11]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.82%.

[12]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.11%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[13]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 2.71%.

[14]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.16%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

See Notes to Financial Statements.

34	BLACKROCK FUNDS III	JUNE 30, 2013

Financial Highlights	LifePath 2055 Portfolio

	Institutional
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,			Period June 30, 2010[1] to December 31, 2010
			2012		2011

Per Share Operating Performance
Net asset value, beginning of period	$12.74		$11.13		$11.85	$10.00

Net investment income[2]	0.12		0.27		0.23	0.10
Net realized and unrealized gain (loss)	0.57		1.56		(0.70)	2.45

Net increase (decrease) from investment operations	0.69		1.83		(0.47)	2.55

Dividends and distributions from:
Net investment income	(0.09)		(0.21)[3]		(0.16)[3]	(0.09)[3]
Net realized gain	—		(0.01)[3]		(0.09)[3]	(0.61)[3]

Total dividends and distributions	(0.09)		(0.22)		(0.25)	(0.70)

Net asset value, end of period	$13.34		$12.74		$11.13	$11.85

Total Investment Return[4]
Based on net asset value	5.42%	[5]	16.46%		(4.02)%	25.58%	[5]

Ratios to Average Net Assets[6]
Total expenses	1.14%	[7,8,9]	2.00%	[10,11]	9.82% [12,13]	23.56%	[7]

Total expenses after fees waived	0.76%	[7,8,9]	0.75%	[10,11]	0.69% [12,13]	0.66%	[7]

Net investment income	1.72%	[7,8,9]	2.17%	[10,11]	1.94% [12,13]	1.78%	[7]

Supplemental Data
Net assets, end of period (000)	$3,274		$1,981		$164	$24

Portfolio turnover of the LifePath Master Portfolio	3%		7%		51%	1%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]

Includes the LifePath Portfolio’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which include gross expenses.

[7]	Annualized.

[8]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.88%.

[9]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.11%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[10]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 2.22%.

[11]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.11%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[12]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 15.11%.

[13]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.17%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2013	35

Financial Highlights (continued)	LifePath 2055 Portfolio

	Investor A
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,			Period June 30, 2010[1] to December 31, 2010
			2012		2011

Per Share Operating Performance
Net asset value, beginning of period	$12.73		$11.13		$11.85	$10.00

Net investment income[2]	0.10		0.23		0.16	0.09
Net realized and unrealized gain (loss)	0.58		1.56		(0.67)	2.46

Net increase (decrease) from investment operations	0.68		1.79		(0.51)	2.55

Dividends and distributions from:
Net investment income	(0.08)		(0.18)[3]		(0.12)[3]	(0.09)[3]
Net realized gain	—		(0.01)[3]		(0.09)[3]	(0.61)[3]

Total dividends and distributions	(0.08)		(0.19)		(0.21)	(0.70)

Net asset value, end of period	$13.33		$12.73		$11.13	$11.85

Total Investment Return[4]
Based on net asset value	5.32%	[5]	16.09%		(4.35)%	25.50%	[5]

Ratios to Average Net Assets[6]
Total expenses	1.38%	[7,8,9]	2.29%	[10,11]	8.94% [12,13]	23.83%	[7]

Total expenses after fees waived	1.01%	[7,8,9]	1.00%	[10,11]	0.94% [12,13]	0.91%	[7]

Net investment income	1.45%	[7,8,9]	1.88%	[10,11]	1.43% [12,13]	1.53%	[7]

Supplemental Data
Net assets, end of period (000)	$2,277		$1,043		$163	$24

Portfolio turnover of the LifePath Master Portfolio	3%		7%		51%	1%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]

Includes the LifePath Portfolio’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which include gross expenses.

[7]	Annualized.

[8]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.88%.

[9]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.11%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[10]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 2.28%.

[11]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.11%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[12]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 12.56%.

[13]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.17%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

See Notes to Financial Statements.

36	BLACKROCK FUNDS III	JUNE 30, 2013

Financial Highlights (continued)	LifePath 2055 Portfolio

	Investor C
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,			Period June 30, 2010[1] to December 31, 2010
			2012		2011

Per Share Operating Performance
Net asset value, beginning of period	$12.64		$11.06		$11.82	$10.00

Net investment income[2]	0.05		0.13		0.10	0.04
Net realized and unrealized gain (loss)	0.57		1.56		(0.69)	2.45

Net increase (decrease) from investment operations	0.62		1.69		(0.59)	2.49

Dividends and distributions from:
Net investment income	(0.03)		(0.10)[3]		(0.08)[3]	(0.06)[3]
Net realized gain	—		(0.01)[3]		(0.09)[3]	(0.61)[3]

Total dividends and distributions	(0.03)		(0.11)		(0.17)	(0.67)

Net asset value, end of period	$13.23		$12.64		$11.06	$11.82

Total Investment Return[4]
Based on net asset value	4.92%	[5]	15.27%		(5.01)%	24.98%	[5]

Ratios to Average Net Assets[6]
Total expenses	2.13%	[7,8,9]	3.12%	[10,11]	11.00% [12,13]	24.62%	[7]

Total expenses after fees waived	1.76%	[7,8,9]	1.75%	[10,11]	1.69% [12,13]	1.67%	[7]

Net investment income	0.70%	[7,8,9]	1.05%	[10,11]	0.88% [12,13]	0.78%	[7]

Supplemental Data
Net assets, end of period (000)	$234		$231		$109	$24

Portfolio turnover of the LifePath Master Portfolio	3%		7%		51%	1%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]

Includes the LifePath Portfolio’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which include gross expenses.

[7]	Annualized.

[8]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.88%.

[9]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.11%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[10]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 2.42%.

[11]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.11%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[12]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 14.29%.

[13]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.17%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2013	37

Financial Highlights (continued)	LifePath 2055 Portfolio

	Class K
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,			Period June 30, 2010[1] to December 31, 2010
			2012		2011

Per Share Operating Performance
Net asset value, beginning of period	$12.77		$11.15		$11.86	$10.00

Net investment income[2]	0.11		0.35		0.23	0.12
Net realized and unrealized gain (loss)	0.65		1.52		(0.66)	2.46

Net increase (decrease) from investment operations	0.76		1.87		(0.43)	2.58

Dividends and distributions from:
Net investment income	(0.07)		(0.24)[3]		(0.19)[3]	(0.11)[3]
Net realized gain	—		(0.01)[3]		(0.09)[3]	(0.61)[3]

Total dividends and distributions	(0.07)		(0.25)		(0.28)	(0.72)

Net asset value, end of period	$13.46		$12.77		$11.15	$11.86

Total Investment Return[4]
Based on net asset value	5.96%	[5]	16.83%		(3.71)%	25.84%	[5]

Ratios to Average Net Assets[6]
Total expenses	0.78%	[7,8,9]	1.27%	[10,11]	9.68% [12,13]	23.20%	[7]

Total expenses after fees waived	0.38%	[7,8,9]	0.40%	[10,11]	0.33% [12,13]	0.31%	[7]

Net investment income	1.61%	[7,8,9]	2.80%	[10,11]	1.99% [12,13]	2.14%	[7]

Supplemental Data
Net assets, end of period (000)	$27		$448		$22	$24

Portfolio turnover of the LifePath Master Portfolio	3%		7%		51%	1%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]

Includes the LifePath Portfolio’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which include gross expenses.

[7]	Annualized.

[8]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.88%.

[9]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.11%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[10]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 1.71%.

[11]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.11%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[12]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 16.23%.

[13]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.17%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

See Notes to Financial Statements.

38	BLACKROCK FUNDS III	JUNE 30, 2013

Financial Highlights (concluded)	LifePath 2055 Portfolio

	Class R
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,			Period June 30, 2010[1] to December 31, 2010
			2012		2011

Per Share Operating Performance
Net asset value, beginning of period	$12.72		$11.12		$11.84	$10.00

Net investment income[2]	0.08		0.19		0.13	0.07
Net realized and unrealized gain (loss)	0.59		1.56		(0.66)	2.46

Net increase (decrease) from investment operations	0.67		1.75		(0.53)	2.53

Dividends and distributions from:
Net investment income	(0.06)		(0.14)[3]		(0.10)[3]	(0.08)[3]
Net realized gain	—		(0.01)[3]		(0.09)[3]	(0.61)[3]

Total dividends and distributions	(0.06)		(0.15)		(0.19)	(0.69)

Net asset value, end of period	$13.33		$12.72		$11.12	$11.84

Total Investment Return[4]
Based on net asset value	5.23%	[5]	15.75%		(4.54)%	25.33%	[5]

Ratios to Average Net Assets[6]
Total expenses	1.63%	[7,8,9]	2.75%	[10,11]	10.53% [12,13]	24.09%	[7]

Total expenses after fees waived	1.26%	[7,8,9]	1.25%	[10,11]	1.18% [12,13]	1.16%	[7]

Net investment income	1.16%	[7,8,9]	1.53%	[10,11]	1.14% [12,13]	1.29%	[7]

Supplemental Data
Net assets, end of period (000)	$71		$59		$22	$24

Portfolio turnover of the LifePath Master Portfolio	3%		7%		51%	1%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]

Includes the LifePath Portfolio’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which include gross expenses.

[7]	Annualized.

[8]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.88%.

[9]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.11%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[10]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 2.60%.

[11]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.11%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[12]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 16.23%.

[13]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.17%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2013	39

Notes to Financial Statements (Unaudited)	BlackRock Funds III

1. Organization:

BlackRock Funds III (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust. LifePath® 2025 Portfolio, LifePath® 2035 Portfolio, LifePath® 2045 Portfolio and LifePath® 2055 Portfolio (each, a “LifePath Portfolio” and collectively, the “LifePath Portfolios”) are each a series of the Trust. Each LifePath Portfolio seeks to achieve its investment objective by investing all of its assets in a separate series of Master Investment Portfolio (“MIP”): LifePath® 2025 Master Portfolio, LifePath® 2035 Master Portfolio, LifePath® 2045 Master Portfolio and LifePath® 2055 Master Portfolio (each, a “LifePath Master Portfolio” and collectively, the “LifePath Master Portfolios”). Each LifePath Master Portfolio has the same or a substantially similar investment objective as its corresponding LifePath Portfolio. The performance of a LifePath Portfolio is directly affected by the performance of its corresponding LifePath Master Portfolio.

The value of each LifePath Portfolio’s investment in its corresponding LifePath Master Portfolio reflects that LifePath Portfolio’s proportionate interest in the net assets of that LifePath Master Portfolio (99.97%, 99.96%, 99.92%, and 99.75% for the LifePath 2025 Portfolio, LifePath 2035 Portfolio, LifePath 2045 Portfolio and LifePath 2055 Portfolio, respectively, as of June 30, 2013).

Each LifePath Portfolio offers multiple classes of shares. Institutional and Class K Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with a front-end sales charge. Investor C Shares may be subject to a CDSC. Class R Shares are sold without a sales charge and only to certain employer-sponsored retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A, Investor C and Class R Shares bear certain expenses related to the shareholder servicing of such shares, and Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

2. Significant Accounting Policies:

The LifePath Portfolios’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the LifePath Portfolios:

Valuation: US GAAP defines fair value as the price the LifePath Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The LifePath Portfolios’ policy is to fair value their financial instruments at market value. Each LifePath Portfolio records its investments in the applicable LifePath Master Portfolio at fair value based on the LifePath Portfolio’s proportionate interest in the net assets of the applicable LifePath

Master Portfolio. Valuation of securities held by the applicable LifePath Master Portfolio is discussed in Note 2 of the Master Portfolios’ Notes to Financial Statements, which are included elsewhere in this report.

Investment Transactions and Investment Income: For financial reporting purposes, contributions to and withdrawals from each LifePath Master Portfolio are accounted on a trade date basis. Each LifePath Portfolio records daily its proportionate share of its LifePath Master Portfolio’s income, expenses and realized and unrealized gains and losses. In addition, each LifePath Portfolio accrues its own expenses. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends from net investment income are declared and paid quarterly. Distributions of capital gains are recorded on the ex-dividend dates. The portion of distributions that exceeds a LifePath Portfolio’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. Distributions in excess of a LifePath Portfolio’s taxable income and net capital gains, but not in excess of a LifePath Portfolio’s earnings and profits, will be taxable to shareholders as ordinary income and will not constitute a nontaxable return of capital. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the LifePath Portfolios’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Each LifePath Portfolio files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each LifePath Portfolio’s US federal tax returns remains open for each of the two years ended December 31, 2012 and the period ended December 31, 2010. The statutes of limitations on each LifePath Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to a LifePath Portfolio or its classes are charged to that LifePath Portfolio or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the LifePath Portfolios and other shared expenses pro rated to the LifePath Portfolios are allocated daily to each class based on its relative net assets or other appropriate methods.

3. Administration Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Trust, on behalf of the LifePath Portfolios, entered into an Administration Agreement with BlackRock Advisors, LLC (“BAL”) (the “Administrator”), which has agreed to provide general administration

40	BLACKROCK FUNDS III	JUNE 30, 2013

Notes to Financial Statements (continued)	BlackRock Funds III

services (other than investment advice and related portfolio activities). BAL, in consideration thereof, has agreed to bear all of the LifePath Portfolios’ ordinary operating expenses, excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the LifePath Portfolios. BAL is entitled to receive for these administration services an annual fee of 0.50% based on the average daily net assets of each LifePath Portfolio’s Institutional, Investor A, Investor C and Class R Shares and 0.15% based on the average daily net assets of the Class K Shares.

From time to time, BAL may waive such fees in whole or in part. Any such waiver will reduce the expenses of a LifePath Portfolio and, accordingly, have a favorable impact on its performance. BAL may delegate certain of its administration duties to sub-administrators.

The fees and expenses of the LifePath Portfolios’ trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and the Trust’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the LifePath Portfolios. BAL has contractually agreed to provide an offsetting credit against the administration fees paid by the LifePath Portfolios in an amount equal to the independent expenses through April 30, 2023. These amounts are included in fees waived by administrator in the Statements of Operations.

The Trust, on behalf of the LifePath Portfolios, entered into a Distribution Agreement and Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of BlackRock. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each LifePath Portfolio pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the share classes as follows:

	Service Fee	Distribution Fee
Investor A	0.25%	—
Investor C	0.25%	0.75%
Class R	0.25%	0.25%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to each LifePath Portfolio. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Investor A, Investor C and Class R shareholders.

For the six months ended June 30, 2013, affiliates earned underwriting discounts, direct commissions and/or dealer concessions on sales of each LifePath Portfolio’s Investor A Shares as follows:

Investor A
LifePath 2025 Portfolio	$216
LifePath 2035 Portfolio	$205
LifePath 2045 Portfolio	$102
LifePath 2055 Portfolio	$188

For the six months ended June 30, 2013, affiliates received CDSCs relating to transactions in Investor C Shares as follows:

Investor C
LifePath 2045 Portfolio	$1
LifePath 2055 Portfolio	$10

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates.

4. Income Tax Information:

As of December 31, 2012, the LifePath Portfolios had capital loss carryforwards, with no expiration dates, available to offset future realized capital gains as follows:

LifePath 2035 Portfolio	$33,935
LifePath 2045 Portfolio	$22,438

5. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended June 30, 2013		Year Ended December 31, 2012
LifePath 2025 Portfolio	Shares	Amount	Shares	Amount
Institutional
Shares sold	421,067	$5,292,800	1,045,339	$12,568,837
Shares issued to shareholders in reinvestment of dividends and distributions	11,170	139,088	11,282	135,315
Shares redeemed	(168,474)	(2,125,896)	(51,418)	(613,325)

Net increase	263,763	$3,305,992	1,005,203	$12,090,827

BLACKROCK FUNDS III	JUNE 30, 2013	41

Notes to Financial Statements (continued)	BlackRock Funds III

LifePath 2025 Portfolio (concluded)	Six Months Ended June 30, 2013		Year Ended December 31, 2012
	Shares	Amount	Shares	Amount
Investor A
Shares sold	618,548	$7,786,372	646,048	$7,555,703
Shares issued to shareholders in reinvestment of dividends and distributions	9,818	122,119	12,936	154,187
Shares redeemed	(133,223)	(1,675,926)	(151,744)	(1,805,319)

Net increase	495,143	$6,232,565	507,240	$5,904,571

Investor C
Shares sold	91,238	$1,138,495	62,648	$742,048
Shares issued to shareholders in reinvestment of dividends and distributions	392	4,874	149	1,762
Shares redeemed	(37,597)	(472,621)	(3,317)	(39,041)

Net increase	54,033	$670,748	59,480	$704,769

Class K
Shares sold	19,099	$238,039	91,635	$1,104,068
Shares issued to shareholders in reinvestment of dividends and distributions	32	393	2,493	29,808
Shares redeemed	(170,353)	(2,127,170)	(78,700)	(919,978)

Net increase (decrease)	(151,222)	$(1,888,738)	15,428	$213,898

Class R
Shares sold	15,102	$189,438	139,022	$1,661,296
Shares issued to shareholders in reinvestment of dividends and distributions	506	6,290	554	6,692
Shares redeemed	(14,989)	(190,712)	(36,457)	(439,800)

Net increase	619	$5,016	103,119	$1,228,188

Total Net Increase	662,336	$8,325,583	1,690,470	$20,142,253

LifePath 2035 Portfolio
Institutional
Shares sold	376,404	$4,893,874	876,904	$10,802,927
Shares issued to shareholders in reinvestment of dividends and distributions	8,900	114,946	8,560	105,118
Shares redeemed	(94,217)	(1,239,677)	(39,959)	(481,433)

Net increase	291,087	$3,769,143	845,505	$10,426,612

Investor A
Shares sold	507,009	$6,581,953	510,399	$6,061,025
Shares issued to shareholders in reinvestment of dividends and distributions	6,827	88,166	9,088	111,016
Shares redeemed	(127,920)	(1,676,613)	(91,669)	(1,110,992)

Net increase	385,916	$4,993,506	427,818	$5,061,049

Investor C
Shares sold	26,028	$336,774	32,228	$392,026
Shares issued to shareholders in reinvestment of dividends and distributions	167	2,137	72	866
Shares redeemed	(7,440)	(96,122)	(6,576)	(79,864)

Net increase	18,755	$242,789	25,724	$313,028

42	BLACKROCK FUNDS III	JUNE 30, 2013

Notes to Financial Statements (continued)	BlackRock Funds III

LifePath 2035 Portfolio (concluded)	Six Months Ended June 30, 2013		Year Ended December 31, 2012
	Shares	Amount	Shares	Amount
Class K
Shares sold	10,830	$140,226	76,743	$935,081
Shares issued to shareholders in reinvestment of dividends and distributions	25	321	2,443	29,971
Shares redeemed	(163,509)	(2,100,717)	(13,680)	(166,794)

Net increase (decrease)	(152,654)	$(1,960,170)	65,506	$798,258

Class R
Shares sold	3,769	$49,114	37,010	$450,432
Shares issued to shareholders in reinvestment of dividends and distributions	123	1,590	181	2,236
Shares redeemed	(3,664)	(48,186)	(10,523)	(131,251)

Net increase	228	$2,518	26,668	$321,417

Total Net Increase	543,332	$7,047,786	1,391,221	$16,920,364

LifePath 2045 Portfolio
Institutional
Shares sold	201,987	$2,698,412	441,838	$5,521,233
Shares issued to shareholders in reinvestment of dividends and distributions	4,872	64,739	5,378	67,095
Shares redeemed	(45,995)	(617,793)	(39,114)	(481,867)

Net increase	160,864	$2,145,358	408,102	$5,106,461

Investor A
Shares sold	302,676	$4,043,965	195,093	$2,350,475
Shares issued to shareholders in reinvestment of dividends and distributions	3,101	41,176	3,199	39,754
Shares redeemed	(35,301)	(473,615)	(31,994)	(392,545)

Net increase	270,476	$3,611,526	166,298	$1,997,684

Investor C
Shares sold	24,313	$324,549	33,075	$404,882
Shares issued to shareholders in reinvestment of dividends and distributions	168	2,216	14	166
Shares redeemed	(6,444)	(83,953)	(5,053)	(60,278)

Net increase	18,037	$242,812	28,036	$344,770

Class K
Shares sold	4,602	$60,390	35,316	$437,850
Shares issued to shareholders in reinvestment of dividends and distributions	—	—	702	8,798
Shares redeemed	(57,204)	(754,045)	(4,420)	(53,615)

Net increase (decrease)	(52,602)	$(693,655)	31,598	$393,033

Class R
Shares sold	7,913	$104,703	50,526	$620,689
Shares issued to shareholders in reinvestment of dividends and distributions	161	2,133	261	3,242
Shares redeemed	(4,915)	(66,203)	(19,597)	(247,137)

Net increase	3,159	$40,633	31,190	$376,794

Total Net Increase	399,934	$5,346,674	665,224	$8,218,742

BLACKROCK FUNDS III	JUNE 30, 2013	43

Notes to Financial Statements (concluded)	BlackRock Funds III

	Six Months Ended June 30, 2013		Year Ended December 31, 2012
LifePath 2055 Portfolio	Shares	Amount	Shares	Amount
Institutional
Shares sold	117,341	$1,586,395	150,947	$1,883,358
Shares issued to shareholders in reinvestment of dividends and distributions	1,555	20,787	1,120	13,978
Shares redeemed	(28,964)	(397,890)	(11,328)	(140,748)

Net increase	89,932	$1,209,292	140,739	$1,756,588

Investor A
Shares sold	127,615	$1,705,097	83,690	$1,011,785
Shares issued to shareholders in reinvestment of dividends and distributions	947	12,672	804	9,984
Shares redeemed	(39,648)	(533,676)	(17,242)	(210,120)

Net increase	88,914	$1,184,093	67,252	$811,649

Investor C
Shares sold	8,853	$117,654	14,051	$171,394
Shares issued to shareholders in reinvestment of dividends and distributions	36	487	35	433
Shares redeemed	(9,497)	(122,185)	(5,611)	(68,197)

Net increase (decrease)	(608)	$(4,044)	8,475	$103,630

Class K
Shares sold	9,086	$119,761	35,037	$433,079
Shares issued to shareholders in reinvestment of dividends and distributions	—	—	311	3,951
Shares redeemed	(42,186)	(563,906)	(2,248)	(28,304)

Net increase (decrease)	(33,100)	$(444,145)	33,100	$408,726

Class R
Shares sold	1,114	$15,008	2,667	$31,573
Shares issued to shareholders in reinvestment of dividends and distributions	14	184	24	293
Shares redeemed	(456)	(6,402)	(17)	(207)

Net increase	672	$8,790	2,674	$31,659

Total Net Increase	145,810	$1,953,986	252,240	$3,112,252

6. Subsequent Events:

Management has evaluated the impact of all subsequent events on the LifePath Portfolios through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

44	BLACKROCK FUNDS III	JUNE 30, 2013

Master Portfolio Information as of June 30, 2013	Master Investment Portfolio

LifePath 2025 Master Portfolio

Portfolio Composition	Percent of Affiliated Investment Companies

Equity Funds	60%
Fixed Income Funds	39
Short-Term Securities	1

Portfolio Holdings	Percent of Affiliated Investment Companies

CoreAlpha Bond Master Portfolio	34%
Active Stock Master Portfolio	32
ACWI ex-US Index Master Portfolio	12
iShares TIPS Bond ETF	5
BlackRock Commodity Strategies Fund	4
iShares MSCI EAFE Small-Cap ETF	3
iShares International Developed Real Estate ETF	2
iShares MSCI EAFE ETF	2
iShares Cohen & Steers REIT ETF	2
Master Small Cap Index Series	2
BlackRock Cash Funds: Institutional, SL Agency Shares	1
iShares MSCI Emerging Markets ETF	1

LifePath 2035 Master Portfolio

Portfolio Composition	Percent of Affiliated Investment Companies

Equity Funds	73%
Fixed Income Funds	24
Short-Term Securities	3

Portfolio Holdings	Percent of Affiliated Investment Companies

Active Stock Master Portfolio	39%
CoreAlpha Bond Master Portfolio	22
ACWI ex-US Index Master Portfolio	16
BlackRock Commodity Strategies Fund	4
iShares International Developed Real Estate ETF	3
iShares Cohen & Steers REIT ETF	3
iShares TIPS Bond Fund ETF	3
BlackRock Cash Funds: Institutional, SL Agency Shares	3
Master Small Cap Index Series	2
iShares MSCI EAFE ETF	2
iShares MSCI EAFE Small-Cap ETF	2
iShares MSCI Emerging Markets ETF	1

The Master Portfolios’ allocation and holdings listed above are current as of the report date. However, the Master Portfolios are regularly monitored and their composition may vary throughout various periods.

BLACKROCK FUNDS III	JUNE 30, 2013	45

Master Portfolio Information as of June 30, 2013 (concluded)	Master Investment Portfolio

LifePath 2045 Master Portfolio

Portfolio Composition	Percent of Affiliated Investment Companies

Equity Funds	86%
Fixed Income Funds	13
Short-Term Securities	1

Portfolio Holdings	Percent of Affiliated Investment Companies

Active Stock Master Portfolio	46%
ACWI ex-US Index Master Portfolio	20
CoreAlpha Bond Master Portfolio	13
iShares International Developed Real Estate ETF	5
BlackRock Commodity Strategies Fund	4
iShares Cohen & Steers REIT ETF	4
iShares MSCI EAFE ETF	2
iShares MSCI EAFE Small-Cap ETF	2
Master Small Cap Index Series	2
BlackRock Cash Funds: Institutional, SL Agency Shares	1
iShares MSCI Emerging Markets ETF	1

LifePath 2055 Master Portfolio

Portfolio Composition	Percent of Affiliated Investment Companies

Equity Funds	94%
Fixed Income Funds	3
Short-Term Securities	3

Portfolio Holdings	Percent of Affiliated Investment Companies

Active Stock Master Portfolio	50%
ACWI ex-US Index Master Portfolio	25
iShares International Developed Real Estate ETF	6
iShares Cohen & Steers REIT ETF	6
BlackRock Commodity Strategies Fund	4
CoreAlpha Bond Master Portfolio	3
BlackRock Cash Funds: Institutional, SL Agency Shares	2
iShares MSCI EAFE Small-Cap ETF	2
Master Small Cap Index Series	2

Active Stock Master Portfolio

Ten Largest Holdings	Percent of Long-Term Investments

Google, Inc., Class A	3%
Microsoft Corp.	3
Apple, Inc.	2
JPMorgan Chase & Co.	2
Citigroup, Inc.	2
Comcast Corp., Class A.	1
Wells Fargo & Co.	1
AbbVie, Inc.	1
Abbott Laboratories	1
CVS Caremark Corp.	1

Sector Allocation	Percent of Long-Term Investments

Information Technology	21%
Consumer Discretionary	16
Financials	15
Health Care	13
Industrials	12
Energy	9
Consumer Staples	7
Materials	4
Utilities	2
Telecommunication Services	1

For Active Stock Master Portfolio compliance purposes, the Active Stock Master Portfolio’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Active Stock Master Portfolio management. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

The Master Portfolios’ allocation and holdings listed above are current as of the report date. However, the Master Portfolios are regularly monitored and their composition may vary throughout various periods.

46	BLACKROCK FUNDS III	JUNE 30, 2013

Schedule of Investments June 30, 2013 (Unaudited)	LifePath 2025 Master Portfolio (Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares/Beneficial Interest	Value

Equity Funds — 60.7%
Active Stock Master Portfolio	$13,803,602	$13,803,602
ACWI ex-US Index Master Portfolio	$5,256,031	5,256,031
BlackRock Commodity Strategies Fund	181,396	1,610,795
iShares Cohen & Steers REIT ETF	11,054	891,173
iShares International Developed Real Estate ETF	30,328	950,480
iShares MSCI Canada ETF	5,313	139,201
iShares MSCI EAFE ETF	15,654	898,227
iShares MSCI EAFE Small-Cap ETF	14,645	614,211
iShares MSCI Emerging Markets ETF (b)	9,792	377,677
Master Small Cap Index Series	$1,407,633	1,407,633

		25,949,030
Fixed Income Funds — 39.0%
CoreAlpha Bond Master Portfolio	$14,425,518	14,425,518
iShares Barclays TIPS Bond ETF	20,012	2,241,544

		16,667,062

Affiliated Investment Companies (a)	Shares/Beneficial Interest	Value

Short-Term Securities — 1.1%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.16% (c)(d)	395,852	$395,852
BlackRock Cash Funds: Prime, SL Agency Shares, 0.15% (c)(d)	56,070	56,070

		451,922
Total Affiliated Investment Companies (Cost — $42,438,183*) — 100.8%		43,068,014
Liabilities in Excess of Other Assets — (0.8)%		(338,815)

Net Assets — 100.0%		$42,729,199

Notes to Schedule of Investments

*	As of June 30, 2013, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$42,445,772

Gross unrealized appreciation	$2,162,857
Gross unrealized depreciation	(1,540,615)

Net unrealized appreciation	$622,242

(a)	Investments in issuers considered to be an affiliate of the Master Portfolio during the six months ended June 30, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2012	Shares/ Beneficial Interest Purchased		Shares/ Beneficial Interest Sold	Shares/ Beneficial Interest Held at June 30, 2013	Value at June 30, 2013	Income	Realized Gain (Loss)
Active Stock Master Portfolio	$11,459,746	$2,343,856	[1]	—	$13,803,602	$13,803,602	$111,350	$1,141,240
ACWI ex-US Index Master Portfolio	$3,575,376	$1,680,655	[1]	—	$5,256,031	$5,256,031	$82,561	$(17,212)
BlackRock Cash Funds: Institutional, SL Agency Shares	333,964	61,888	[1]	—	395,852	$395,852	$1,420	—
BlackRock Cash Funds: Prime, SL Agency Shares	74,872	—		(18,802)[2]	56,070	$56,070	$190	—
BlackRock Commodity Strategies Fund	106,996	74,400		—	181,396	$1,610,795	—	—
CoreAlpha Bond Master Portfolio	$11,181,905	$3,243,613	[1]	—	$14,425,518	$14,425,518	$159,003	$(203,451)
iShares Barclays TIPS Bond ETF	12,725	7,842		(555)	20,012	$2,241,544	$12,580	$(622)
iShares Cohen & Steers REIT ETF	8,050	3,602		(598)	11,054	$891,173	$12,101	$4,533
iShares International Developed Real Estate ETF	22,926	9,026		(1,624)	30,328	$950,480	$19,140	$1,917
iShares MSCI Canada ETF	6,086	—		(773)	5,313	$139,201	$1,613	$(4,210)
iShares MSCI EAFE ETF	20,271	—		(4,617)	15,654	$898,227	$18,026	$(146)
iShares MSCI EAFE Small-Cap ETF	8,871	6,131		(357)	14,645	$614,211	$7,655	$(60)
iShares MSCI Emerging Markets ETF	10,613	—		(821)	9,792	$377,677	$4,823	$(3,584)
Master Small Cap Index Series	$1,135,224	$272,409	[1]	—	$1,407,633	$1,407,633	$4,779	$52,281

[1]	Represents net shares/beneficial interest purchased.

[2]	Represents net shares sold.

(b)	Security, or a portion of security, is on loan.

(c)	All or a portion of security was purchased with the cash collateral from loaned securities.

(d)	Represents the current yield as of report date.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Master Portfolio has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments)

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2013	47

Schedule of Investments (concluded)	LifePath 2025 Master Portfolio

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Master Portfolio’s policy regarding valuation of investments, please refer to Note 2 of the Notes to the Financial Statements.

The following table summarizes the Master Portfolio’s investments categorized in the disclosure hierarchy as of June 30, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$8,175,230	$34,892,784	—	$43,068,014

Certain of the Master Portfolio’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of June 30, 2013, collateral on securities loaned at value of $386,586 is categorized as Level 2 within the disclosure hierarchy.

There were no transfers between levels during the six months ended June 30, 2013.

See Notes to Financial Statements.

48	BLACKROCK FUNDS III	JUNE 30, 2013

Schedule of Investments June 30, 2013 (Unaudited)	LifePath 2035 Master Portfolio (Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares/Beneficial Interest	Value

Equity Funds — 74.7%
Active Stock Master Portfolio	$13,345,964	$13,345,964
ACWI ex-US Index Master Portfolio	$5,475,886	5,475,886
BlackRock Commodity Strategies Fund	144,582	1,283,889
iShares Cohen & Steers REIT ETF (b)	14,187	1,143,756
iShares International Developed Real Estate ETF	38,785	1,215,522
iShares MSCI Canada ETF	3,889	101,892
iShares MSCI EAFE ETF	11,371	652,468
iShares MSCI EAFE Small-Cap ETF	14,422	604,859
iShares MSCI Emerging Markets ETF (b)	7,387	284,916
Master Small Cap Index Series	$857,085	857,085

		24,966,237
Fixed Income Funds — 25.1%
CoreAlpha Bond Master Portfolio	$7,406,388	7,406,388
iShares Barclays TIPS Bond ETF	8,682	972,471

		8,378,859

Affiliated Investment Companies (a)	Shares/Beneficial Interest	Value

Short-Term Securities — 3.2%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.16% (c)(d)	$912,725	$912,725
BlackRock Cash Funds: Prime, SL Agency Shares, 0.15% (c)(d)	147,669	147,669

		1,060,394
Total Affiliated Investment Companies (Cost — $33,749,843*) — 103.0%		34,405,490
Liabilities in Excess of Other Assets — (3.0)%		(991,959)

Net Assets — 100.0%		$33,413,531

Notes to Schedule of Investments

*	As of June 30, 2013, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$33,762,816

Gross unrealized appreciation	$1,899,380
Gross unrealized depreciation	(1,256,706)

Net unrealized appreciation	$642,674

(a)	Investments in issuers considered to be an affiliate of the Master Portfolio during the six months ended June 30, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2012	Shares/ Beneficial Interest Purchased		Shares/ Beneficial Interest Sold	Shares/ Beneficial Interest Held at June 30, 2013	Value at June 30, 2013	Income	Realized Gain (Loss)
Active Stock Master Portfolio	$10,655,052	$2,690,912	[1]	—	$13,345,964	$13,345,964	$102,292	$1,065,671
ACWI ex-US Index Master Portfolio	$3,668,078	$1,807,808	[1]	—	$5,475,886	$5,475,886	$87,669	$(18,450)
BlackRock Cash Funds: Institutional, SL Agency Shares	79,543	833,182	[1]	—	912,725	$912,725	$711	—
BlackRock Cash Funds: Prime, SL Agency Shares	—	147,669	[1]	—	147,669	$147,669	$103	—
BlackRock Commodity Strategies Fund	79,015	65,567		—	144,582	$1,283,889	—	—
CoreAlpha Bond Master Portfolio	$5,500,575	$1,905,813	[1]	—	$7,406,388	$7,406,388	$80,111	$(114,334)
iShares Barclays TIPS Bond ETF	5,167	3,721		(206)	8,682	$972,471	$5,420	$850
iShares Cohen & Steers REIT ETF.	8,780	6,046		(639)	14,187	$1,143,756	$15,090	$6,216
iShares International Developed Real Estate ETF	26,170	15,381		(2,766)	38,785	$1,215,522	$23,769	$6,248
iShares MSCI Canada ETF	4,319	—		(430)	3,889	$101,892	$1,180	$(2,599)
iShares MSCI EAFE ETF	14,984	—		(3,613)	11,371	$652,468	$13,094	$(3,300)
iShares MSCI EAFE Small-Cap ETF	7,903	6,582		(63)	14,422	$604,859	$7,838	$(259)
iShares MSCI Emerging Markets ETF	7,858	—		(471)	7,387	$284,916	$3,639	$(2,873)
Master Small Cap Index Series	$660,486	$196,599	[1]	—	$857,085	$857,085	—	$31,506

[1]	Represents net shares/beneficial interest purchased.

(b)	Security, or a portion of security, is on loan.

(c)	Represents the current yield as of report date.

(d)	All or a portion of security was purchased with the cash collateral from loaned securities.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Master Portfolio has the ability to access

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2013	49

Schedule of Investments (concluded)	LifePath 2035 Master Portfolio

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Master Portfolio’s policy regarding valuation of investments, please refer to Note 2 of the Notes to the Financial Statements.

The following table summarizes the Master Portfolio’s investments categorized in the disclosure hierarchy as of June 30, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$7,320,167	$27,085,323	—	$34,405,490

Certain of the Master Portfolio’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of June 30, 2013, collateral on securities loaned at value of $1,018,140 is categorized as Level 2 within the disclosure hierarchy.

There were no transfers between levels during the six months ended June 30, 2013.

See Notes to Financial Statements.

50	BLACKROCK FUNDS III	JUNE 30, 2013

Schedule of Investments June 30, 2013 (Unaudited)	LifePath 2045 Master Portfolio (Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares/Beneficial Interest	Value

Equity Funds — 86.0%
Active Stock Master Portfolio	$8,304,516	$8,304,516
ACWI ex-US Index Master Portfolio	$3,510,685	3,510,685
BlackRock Commodity Strategies Fund	77,068	684,366
iShares Cohen & Steers REIT ETF	10,033	808,860
iShares International Developed Real Estate ETF	27,517	862,383
iShares MSCI Canada ETF (b)	2,135	55,937
iShares MSCI EAFE ETF	6,251	358,682
iShares MSCI EAFE Small-Cap ETF	8,925	374,314
iShares MSCI Emerging Markets ETF (b)	3,419	131,871
Master Small Cap Index Series	$348,268	348,268

		15,439,882
Fixed Income Funds — 13.6%
CoreAlpha Bond Master Portfolio	$2,438,114	2,438,114

Affiliated Investment Companies (a)	Shares/Beneficial Interest	Value

Short-Term Securities — 1.0%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.16% (c)(d)	152,392	$152,392
BlackRock Cash Funds: Prime, SL Agency Shares, 0.15% (c)(d)	22,567	22,567

		174,959
Total Affiliated Investment Companies (Cost — $17,641,659*) — 100.6%		18,052,955
Liabilities in Excess of Other Assets — (0.6)%		(107,093)

Net Assets — 100.0%		$17,945,862

Notes to Schedule of Investments

*	As of June 30, 2013, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$17,647,793

Gross unrealized appreciation	$1,048,846
Gross unrealized depreciation	(643,684)

Net unrealized appreciation	$405,162

(a)	Investments in issuers considered to be an affiliate of the Master Portfolio during the six months ended June 30, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Beneficial Interest Held at December 31, 2012	Shares/Beneficial Interest Purchased		Shares/Beneficial Interest Sold	Shares/Beneficial Interest Held at June 30, 2013	Value at June 30, 2013	Income	Realized Gain (Loss)
Active Stock Master Portfolio	$5,836,507	$2,468,009	[1]	—	$8,304,516	$8,304,516	$62,247	$584,792
ACWI ex-US Index Master Portfolio	$2,144,403	$1,366,282	[1]	—	$3,510,685	$3,510,685	$53,310	$(30,063)
BlackRock Cash Funds: Institutional, SL Agency Shares	46,211	106,181	[1]	—	152,392	$152,392	$339	—
BlackRock Cash Funds: Prime, SL Agency Shares	6,820	15,747	[1]	—	22,567	$22,567	$47	—
BlackRock Commodity Strategies Fund	38,377	38,691		—	77,068	$684,366	—	—
CoreAlpha Bond Master Portfolio	$1,516,825	$921,289	[1]	—	$2,438,114	$2,438,114	$23,553	$(39,808)
iShares Cohen & Steers REIT ETF	5,575	4,747		(289)	10,033	$808,860	$9,921	$3,245
iShares International Developed Real Estate ETF	16,215	11,455		(153)	27,517	$862,383	$16,049	$57
iShares MSCI Canada ETF	2,208	—		(73)	2,135	$55,937	$648	$(494)
iShares MSCI EAFE ETF	6,929	—		(678)	6,251	$358,682	$7,198	$(33)
iShares MSCI EAFE Small-Cap ETF	4,341	4,584		—	8,925	$374,314	$4,925	—
iShares MSCI Emerging Markets ETF	3,786	—		(367)	3,419	$131,871	$1,684	$(2,264)
Master Small Cap Index Series	$280,483	$67,785	[1]	—	$348,268	$348,268	$3,579	$13,589

[1]	Represents net shares/beneficial interest purchased.

(b)	Security, or a portion of security, is on loan.

(c)	Represents the current yield as of report date.

(d)	All or a portion of security was purchased with the cash collateral from loaned securities.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Master Portfolio has the ability to access

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2013	51

Schedule of Investments (concluded)	LifePath 2045 Master Portfolio

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Master Portfolio’s policy regarding valuation of investments, please refer to Note 2 of the Notes to the Financial Statements.

The following table summarizes the Master Portfolio’s investments categorized in the disclosure hierarchy as of June 30, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$3,451,372	$14,601,583	—	$18,052,955

Certain of the Master Portfolio’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of June 30, 2013, collateral on securities loaned at value of $155,596 is categorized as Level 2 within the disclosure hierarchy.

There were no transfers between levels during the six months ended June 30, 2013.

See Notes to Financial Statements.

52	BLACKROCK FUNDS III	JUNE 30, 2013

Schedule of Investments June 30, 2013 (Unaudited)	LifePath 2055 Master Portfolio (Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares/Beneficial Interest	Value

Equity Funds — 96.6%
Active Stock Master Portfolio	$3,021,646	$3,021,646
ACWI ex-US Index Master Portfolio	$1,494,780	1,494,780
BlackRock Commodity Strategies Fund	27,030	240,025
iShares Cohen & Steers REIT ETF (b)	4,193	338,040
iShares International Developed Real Estate ETF	11,511	360,755
iShares MSCI Canada ETF	138	3,616
iShares MSCI EAFE ETF	20	1,148
iShares MSCI EAFE Small-Cap ETF	3,318	139,157
iShares MSCI Emerging Markets ETF (b)	108	4,165
Master Small Cap Index Series	$96,848	96,848

		5,700,180
Fixed Income Funds — 3.2%
CoreAlpha Bond Master Portfolio	$189,559	189,559

		189,559

Affiliated Investment Companies (a)	Shares/Beneficial Interest	Value

Short-Term Securities — 2.9%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.16% (c)(d)	145,120	$145,120
BlackRock Cash Funds: Prime, SL Agency Shares, 0.15% (c)(d)	24,619	24,619

		169,739
Total Affiliated Investment Companies (Cost — $5,921,525*) — 102.7%		6,059,478
Liabilities in Excess of Other Assets — (2.7)%		(157,111)

Net Assets — 100.0%		$5,902,367

Notes to Schedule of Investments

*	As of June 30, 2013, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$5,921,796

Gross unrealized appreciation	$335,752
Gross unrealized depreciation	(198,070)

Net unrealized appreciation	$137,682

(a)	Investments in issuers considered to be an affiliate of the Master Portfolio during the six months ended June 30, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2012	Shares/ Beneficial Interest Purchased		Shares/ Beneficial Interest Sold	Shares/ Beneficial Interest Held at June 30, 2013	Value at June 30, 2013	Income	Realized Gain (Loss)
Active Stock Master Portfolio	$2,007,359	$1,014,287	[1]	—	$3,021,646	$3,021,646	$22,248	$192,700
ACWI ex-US Index Master Portfolio	$905,861	$588,919	[1]	—	$1,494,780	$1,494,780	$22,344	$(12,703)
BlackRock Cash Funds: Institutional, SL Agency Shares	5,841	139,279	[1]	—	145,120	$145,120	$206	—
BlackRock Cash Funds: Prime, SL Agency Shares	—	24,619	[1]	—	24,619	$24,619	$33	—
BlackRock Commodity Strategies Fund	11,669	15,361		—	27,030	$240,025	—	—
CoreAlpha Bond Master Portfolio	$72,942	$116,617	[1]	—	$189,559	$189,559	$1,371	$(3,187)
iShares Cohen & Steers REIT ETF	1,929	3,020		(756)	4,193	$338,040	$3,981	$5,616
iShares International Developed Real Estate ETF	5,735	7,688		(1,912)	11,511	$360,755	$6,687	$11,967
iShares MSCI Canada ETF	211	—		(73)	138	$3,616	$42	$16
iShares MSCI EAFE ETF	552	—		(532)	20	$1,148	$23	$6,334
iShares MSCI EAFE Small-Cap ETF	1,544	1,774		—	3,318	$139,157	$1,815	—
iShares MSCI Emerging Markets ETF	314	—		(206)	108	$4,165	$53	$769
Master Small Cap Index Series	$73,491	$23,357	[1]	—	$96,848	$96,848	$2,055	$4,012

[1]	Represents net shares/beneficial interest purchased.

(b)	Security, or a portion of security, is on loan.

(c)	Represents the current yield as of report date.

(d)	All or a portion of security was purchased with the cash collateral from loaned securities.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Master Portfolio has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2013	53

Schedule of Investments (concluded)	LifePath 2055 Master Portfolio

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Master Portfolio’s policy regarding valuation of investments, please refer to Note 2 of the Notes to the Financial Statements.

The following table summarizes the Master Portfolio’s investments categorized in the disclosure hierarchy as of June 30, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$1,256,645	$4,802,833	—	$6,059,478

Certain of the Master Portfolio’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of June 30, 2013, collateral on securities loaned at value of $169,739 is categorized as Level 2 within the disclosure hierarchy.

There were no transfers between levels during the six months ended June 30, 2013.

See Notes to Financial Statements.

54	BLACKROCK FUNDS III	JUNE 30, 2013

Schedule of Investments June 30, 2013 (Unaudited)	Active Stock Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Aerospace & Defense — 3.4%
The Boeing Co.	183,600	$18,807,984
Exelis, Inc.	185,713	2,560,982
General Dynamics Corp.	36,978	2,896,487
Honeywell International, Inc.	41,980	3,330,693
Northrop Grumman Corp.	146,200	12,105,360
Precision Castparts Corp.	61,203	13,832,490
Raytheon Co.	207,820	13,741,059
Spirit Aerosystems Holdings, Inc., Class A (a)	221,677	4,761,622
TransDigm Group, Inc.	13,842	2,170,010
Triumph Group, Inc. (b)	56,495	4,471,579
United Technologies Corp.	220,653	20,507,490

		99,185,756
Air Freight & Logistics — 0.1%
Expeditors International of Washington, Inc.	80,711	3,067,825
Airlines — 0.8%
Delta Air Lines, Inc. (a)	38,710	724,264
United Continental Holdings, Inc. (a)	764,227	23,912,663

		24,636,927
Auto Components — 0.7%
Johnson Controls, Inc.	210,060	7,518,048
Lear Corp. (b)	180,168	10,892,957
TRW Automotive Holdings Corp. (a)	20,000	1,328,800

		19,739,805
Automobiles — 0.2%
Ford Motor Co.	257,220	3,979,193
General Motors Co. (a)	43,200	1,438,992

		5,418,185
Beverages — 1.6%
Beam, Inc.	92,527	5,839,379
Brown-Forman Corp., Class B	609	41,138
The Coca-Cola Co.	535,295	21,470,682
Coca-Cola Enterprises, Inc. (b)	145,328	5,109,733
Diageo Plc	305,500	8,735,422
Dr Pepper Snapple Group, Inc.	68,888	3,164,026
Monster Beverage Corp. (a)	13,160	799,733
PepsiCo Inc.	17,436	1,426,090

		46,586,203
Biotechnology — 2.7%
Alexion Pharmaceuticals, Inc. (a)	29,616	2,731,780
Amgen, Inc. (b)	229,712	22,663,386
Biogen Idec, Inc. (a)	43,274	9,312,565
Celgene Corp. (a)	147,291	17,219,791
Gilead Sciences, Inc. (a)	336,702	17,242,510
Quintiles Transnational Holdings, Inc. (a)	12,472	530,808
Regeneron Pharmaceuticals, Inc. (a)	432	97,148
United Therapeutics Corp. (a)	117,193	7,713,643

		77,511,631
Building Products — 0.0%
Ply Gem Holdings, Inc. (a)	2,722	54,603
Capital Markets — 0.6%
American Capital Ltd. (a)	189,868	2,405,628
The Bank of New York Mellon Corp.	6	168
The Goldman Sachs Group, Inc.	35,070	5,304,337
Morgan Stanley (b)	249,680	6,099,682
Raymond James Financial, Inc.	17,621	757,351
State Street Corp.	22,700	1,480,267

		16,047,433
Chemicals — 1.9%
CF Industries Holdings, Inc.	28,437	4,876,945
Cytec Industries, Inc.	30,454	2,230,756
The Dow Chemical Co.	116,450	3,746,197

Common Stocks	Shares	Value

Chemicals (concluded)
E.I. du Pont de Nemours & Co.	183,100	$9,612,750
Eastman Chemical Co.	86,928	6,085,829
LyondellBasell Industries NV, Class A	108,223	7,170,856
Monsanto Co. (b)	50,192	4,958,970
Olin Corp.	75,140	1,797,349
PPG Industries, Inc.	91,550	13,403,835

		53,883,487
Commercial Banks — 3.1%
BOK Financial Corp. (b)	18,411	1,179,224
Comerica, Inc.	35,788	1,425,436
Fifth Third Bancorp	424,240	7,657,532
KeyCorp	32,300	356,592
Regions Financial Corp.	286,500	2,730,345
SunTrust Banks, Inc. (b)	314,387	9,925,198
US Bancorp	718,373	25,969,184
Wells Fargo & Co.	978,977	40,402,381

		89,645,892
Commercial Services & Supplies — 0.1%
The ADT Corp. (a)(b)	102,513	4,085,143
Communications Equipment — 1.4%
Cisco Systems, Inc.	1,185,801	28,826,822
QUALCOMM, Inc.	190,479	11,634,458

		40,461,280
Computers & Peripherals — 2.8%
Apple, Inc.	149,042	59,032,555
Dell, Inc.	51,967	693,760
EMC Corp.	694,500	16,404,090
Hewlett-Packard Co.	152,588	3,784,182

		79,914,587
Construction & Engineering — 0.3%
KBR, Inc.	233,200	7,579,000
Quanta Services, Inc. (a)	4,846	128,225

		7,707,225
Consumer Finance — 1.9%
American Express Co.	143,990	10,764,693
Capital One Financial Corp.	203,998	12,813,114
Discover Financial Services	677,392	32,270,955

		55,848,762
Containers & Packaging — 0.8%
Crown Holdings, Inc. (a)	65,428	2,691,054
MeadWestvaco Corp.	116,580	3,976,544
Owens-Illinois, Inc. (a)	27,455	762,974
Packaging Corp. of America	350,153	17,143,491

		24,574,063
Diversified Consumer Services — 0.2%
Apollo Group, Inc., Class A (a)(b)	3,766	66,734
Service Corp. International	272,005	4,904,250

		4,970,984
Diversified Financial Services — 4.6%
Bank of America Corp.	751,060	9,658,632
Citigroup, Inc.	984,482	47,225,601
CME Group, Inc.	61,113	4,643,366
ING US, Inc. (a)	46,501	1,258,317
JPMorgan Chase & Co.	1,044,411	55,134,457
The McGraw-Hill Cos., Inc.	11,369	604,717
Moody’s Corp.	105,935	6,454,619
The NASDAQ OMX Group, Inc.	273,286	8,961,048
NYSE Euronext	10,079	417,271

		134,358,028

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2013	55

Schedule of Investments (continued)	Active Stock Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Diversified Telecommunication Services — 1.1%
AT&T, Inc. (b)	264,883	$9,376,858
BCE, Inc.	31,140	1,277,363
Verizon Communications, Inc. (b)	401,031	20,187,901

		30,842,122
Electric Utilities — 0.9%
American Electric Power Co., Inc.	216,405	9,690,616
Duke Energy Corp.	25,896	1,747,980
Edison International	42,560	2,049,689
FirstEnergy Corp.	11,670	435,758
Great Plains Energy, Inc.	23,900	538,706
ITC Holdings Corp.	11,050	1,008,865
N.V. Energy, Inc.	40,253	944,335
NextEra Energy, Inc.	43,040	3,506,899
Northeast Utilities	25,590	1,075,292
PPL Corp.	7,200	217,872
Xcel Energy, Inc. (b)	131,164	3,717,188

		24,933,200
Electrical Equipment — 0.9%
Eaton Corp. Plc	187,820	12,360,434
Rockwell Automation, Inc.	58,400	4,855,376
Roper Industries, Inc.	44,428	5,518,846
Sensata Technologies Holding NV (a)(b)	98,042	3,421,666

		26,156,322
Electronic Equipment, Instruments & Components — 0.1%
Corning, Inc.	247,136	3,516,745
FLIR Systems, Inc. (b)	7,940	214,142

		3,730,887
Energy Equipment & Services — 1.5%
FMC Technologies, Inc. (a)	198,956	11,077,870
Halliburton Co.	51,790	2,160,679
National Oilwell Varco, Inc. (b)	92,972	6,405,771
Oceaneering International, Inc.	144,700	10,447,340
Schlumberger Ltd. (b)	206,701	14,812,193

		44,903,853
Food & Staples Retailing — 2.2%
CVS Caremark Corp.	574,215	32,833,614
The Kroger Co.	199,486	6,890,246
Safeway, Inc. (b)	90,780	2,147,855
Wal-Mart Stores, Inc.	293,925	21,894,473
Walgreen Co.	18,600	822,120

		64,588,308
Food Products — 1.4%
Kraft Foods Group, Inc. (b)	93,180	5,205,966
Mead Johnson Nutrition Co. (b)	138,717	10,990,548
Mondelez International, Inc.	404,815	11,549,372
Pinnacle Foods, Inc.	25,891	625,267
Smithfield Foods, Inc. (a)	5,041	165,093
Tyson Foods, Inc., Class A	68,310	1,754,201
Unilever NV	279,980	11,006,014

		41,296,461
Gas Utilities — 0.1%
UGI Corp.	47,500	1,857,725
Health Care Equipment & Supplies — 2.5%
Abbott Laboratories	985,269	34,366,183
Baxter International, Inc.	122,672	8,497,489
Intuitive Surgical, Inc. (a)	13,540	6,859,093
Medtronic, Inc.	165,581	8,522,454
Sirona Dental Systems, Inc. (a)	19,169	1,262,854
St. Jude Medical, Inc.	118,900	5,425,407
Thoratec Corp. (a)	109,851	3,439,435

Common Stocks	Shares	Value

Health Care Equipment & Supplies (concluded)
Zimmer Holdings, Inc.	73,500	$5,508,090

		73,881,005
Health Care Providers & Services — 1.7%
AmerisourceBergen Corp.	17,742	990,536
Cardinal Health, Inc.	104,194	4,917,957
Catamaran Corp. (a)	177,155	8,630,991
Express Scripts Holding Co. (a)	52,026	3,209,484
HCA Holdings, Inc. (b)	161,598	5,827,224
McKesson Corp.	163,605	18,732,772
Patterson Cos., Inc.	8,850	332,760
Quest Diagnostics Inc.	88,230	5,349,385
WellPoint, Inc.	7,481	612,245

		48,603,354
Hotels, Restaurants & Leisure — 0.6%
Las Vegas Sands Corp.	200,678	10,621,887
McDonald’s Corp.	49,436	4,894,164
Norwegian Cruise Line Holdings Ltd. (a)	45,868	1,390,259
Starwood Hotels & Resorts Worldwide, Inc.	2	126

		16,906,436
Household Durables — 0.3%
Garmin Ltd.	31,100	1,124,576
Newell Rubbermaid, Inc.	93,800	2,462,250
NVR, Inc. (a)	5,794	5,342,068

		8,928,894
Household Products — 0.8%
Church & Dwight Co., Inc. (b)	30,177	1,862,223
Energizer Holdings, Inc.	67,580	6,792,466
Kimberly-Clark Corp.	33,030	3,208,534
The Procter & Gamble Co.	129,942	10,004,234

		21,867,457
Independent Power Producers & Energy Traders — 0.4%
The AES Corp. (b)	853,532	10,233,849
Industrial Conglomerates — 2.0%
3M Co.	230,100	25,161,435
Danaher Corp.	98,285	6,221,441
General Electric Co.	1,199,433	27,814,851

		59,197,727
Insurance — 3.7%
ACE Ltd.	146,315	13,092,266
Aflac, Inc.	63,292	3,678,531
Allied World Assurance Co. Holdings Ltd.	17,530	1,604,170
The Allstate Corp.	168,454	8,106,007
American International Group, Inc. (a)	187,413	8,377,361
Berkshire Hathaway, Inc., Class B (a)	13,209	1,478,351
CNA Financial Corp.	67,934	2,216,007
Fidelity National Financial, Inc., Class A	94,352	2,246,521
Genworth Financial, Inc., Class A (a)	83,600	953,876
Hartford Financial Services Group, Inc.	229,826	7,106,220
Kemper Corp.	3	103
Lincoln National Corp.	116,762	4,258,310
MetLife, Inc.	188,936	8,645,712
PartnerRe Ltd.	16,400	1,485,184
Prudential Financial, Inc.	290,801	21,237,197
The Travelers Cos., Inc.	233,721	18,678,982
Willis Group Holdings Plc	8,300	338,474
XL Group Plc	171,014	5,185,145

		108,688,417
Internet & Catalog Retail — 1.3%
Amazon.com, Inc. (a)	74,142	20,588,492
Expedia, Inc.	172,827	10,395,544
Liberty Ventures, Series A (a)	22,765	1,935,253

See Notes to Financial Statements.

56	BLACKROCK FUNDS III	JUNE 30, 2013

Schedule of Investments (continued)	Active Stock Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Internet & Catalog Retail (concluded)
priceline.com, Inc. (a)	6,343	$5,246,485

		38,165,774
Internet Software & Services — 4.3%
eBay, Inc. (a)	302,447	15,642,559
Equinix, Inc. (a)	32,662	6,033,324
Google, Inc., Class A (a)	95,474	84,052,445
IAC/InterActiveCorp	11,794	560,923
LinkedIn Corp. (a)	51,983	9,268,569
VeriSign, Inc. (a)	139,508	6,230,427
Yandex NV (a)	145,995	4,033,842

		125,822,089
IT Services — 5.1%
Alliance Data Systems Corp. (a)	114,127	20,660,411
Amdocs Ltd. (b)	82,996	3,078,322
Cognizant Technology Solutions Corp., Class A (a)	45,156	2,827,217
Computer Sciences Corp. (b)	90,343	3,954,313
CoreLogic, Inc. (a)	215,113	4,984,168
DST Systems, Inc.	110,550	7,222,232
Fidelity National Information Services, Inc.	9,349	400,511
Gartner, Inc. (a)	120,960	6,893,510
International Business Machines Corp.	165,144	31,560,670
Lender Processing Services, Inc.	3,151	101,935
MasterCard, Inc., Class A	56,235	32,307,007
Teradata Corp. (a)	216,600	10,879,818
Vantiv Inc., Class A (a)	28,503	786,683
Visa, Inc., Class A	105,200	19,225,300
The Western Union Co.	190,580	3,260,824

		148,142,921
Leisure Equipment & Products — 0.1%
Hasbro, Inc.	1,300	58,279
Mattel, Inc.	85,010	3,851,803

		3,910,082
Life Sciences Tools & Services — 0.5%
Agilent Technologies, Inc.	331,200	14,162,112
Life Technologies Corp. (a)	7,137	528,209

		14,690,321
Machinery — 2.0%
CNH Global NV (b)	23,827	992,633
Cummins, Inc.	129,778	14,075,722
Deere & Co.	156,290	12,698,563
Gardner Denver, Inc.	1,788	134,422
Ingersoll-Rand Plc	256,691	14,251,484
Parker Hannifin Corp.	67,475	6,437,115
Stanley Black & Decker, Inc.	10,600	819,380
Valmont Industries, Inc. (b)	35,638	5,099,441
WABCO Holdings, Inc. (a)	55,952	4,179,055

		58,687,815
Marine — 0.1%
Matson, Inc.	79,958	1,998,950
Media — 6.8%
AMC Networks, Inc., Class A (a)	93,528	6,117,666
Comcast Corp, Class A	996,384	41,728,562
Comcast Corp, Special Class A	557,970	22,134,670
DIRECTV (a)	66,486	4,096,867
The Interpublic Group of Cos., Inc.	134,800	1,961,340
Lamar Advertising Co. (a)	100,489	4,361,223
Liberty Global Plc, Class A (a)	166,157	12,308,944
Liberty Global Plc, Series C (a)	1,962	133,196
Liberty Media Corp. (a)	22,074	2,798,100
News Corp, Class A	631,565	20,589,019
Omnicom Group, Inc.	3,300	207,471
Sirius XM Radio, Inc.	3,605,819	12,079,494

Common Stocks	Shares		Value

Media (concluded)
Time Warner Cable, Inc.	35,500		$3,993,040
Time Warner, Inc.	255,748		14,787,349
Viacom, Inc., Class B	317,007		21,572,326
The Walt Disney Co.	472,363		29,829,723

			198,698,990
Metals & Mining — 0.4%
BHP Billiton Ltd.	359,390		10,310,695
Freeport-McMoRan Copper & Gold, Inc.	—	(c)	6
Southern Copper Corp.	80,652		2,227,608

			12,538,309
Multi-Utilities — 0.4%
Dominion Resources, Inc.	66,850		3,798,417
Public Service Enterprise Group, Inc.	106,620		3,482,209
Sempra Energy	23,430		1,915,637
Wisconsin Energy Corp.	26,330		1,079,267

			10,275,530
Multiline Retail — 0.5%
Dollar Tree, Inc. (a)	163,163		8,295,207
J.C. Penney Co., Inc. (a)(b)	3		51
Kohl’s Corp.	36,500		1,843,615
Target Corp.	54,761		3,770,843

			13,909,716
Office Electronics — 0.0%
Xerox Corp.	3,400		30,838
Oil, Gas & Consumable Fuels — 6.8%
Anadarko Petroleum Corp.	18,584		1,596,923
Apache Corp.	13,400		1,123,322
Cabot Oil & Gas Corp.	49,630		3,524,722
Chevron Corp.	152,243		18,016,437
ConocoPhillips	166,832		10,093,336
EOG Resources, Inc.	46,086		6,068,604
Exxon Mobil Corp.	357,331		32,284,856
Gulfport Energy Corp. (a)	142,167		6,691,801
HollyFrontier Corp.	1,233		52,748
Marathon Oil Corp.	797,688		27,584,051
Marathon Petroleum Corp. (b)	387,364		27,526,086
Occidental Petroleum Corp.	134,330		11,986,266
PBF Energy, Inc.	155,833		4,036,075
Phillips 66	59,775		3,521,345
Royal Dutch Shell Plc	38,900		2,481,820
Spectra Energy Corp.	120,160		4,140,713
Suncor Energy, Inc.	605,910		17,868,286
Total SA	295,900		14,410,330
Valero Energy Corp.	108,600		3,776,022

			196,783,743
Paper & Forest Products — 0.3%
International Paper Co.	206,725		9,159,985
Personal Products — 0.4%
The Estee Lauder Cos., Inc., Class A	164,071		10,790,950
Herbalife Ltd. (b)	3,097		139,798

			10,930,748
Pharmaceuticals — 5.7%
AbbVie, Inc.	855,939		35,384,518
Allergan, Inc.	232,521		19,587,569
AstraZeneca Plc	61,200		2,894,760
Bristol-Myers Squibb Co.	102,050		4,560,615
Eli Lilly & Co.	202,725		9,957,852
Hospira, Inc. (a)	23,500		900,285
Johnson & Johnson (b)	249,091		21,386,953
Merck & Co., Inc.	593,271		27,557,438
Pfizer, Inc.	837,032		23,445,266

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2013	57

Schedule of Investments (continued)	Active Stock Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Pharmaceuticals (concluded)
Teva Pharmaceutical Industries Ltd.	23,500	$921,200
Valeant Pharmaceuticals International, Inc. (a)	81,211	6,990,643
Warner Chilcott Plc, Class A	534,063	10,617,173

		164,204,272
Professional Services — 0.4%
Equifax, Inc. (b)	48,000	2,828,640
Nielsen Holdings NV	104,905	3,523,759
Towers Watson & Co., Class A	7,400	606,356
Verisk Analytics, Inc., Class A (a)	97,774	5,837,108

		12,795,863
Real Estate Investment Trusts (REITs) — 0.9%
American Tower Corp.	72,890	5,333,361
CBL & Associates Properties, Inc. (b)	73,404	1,572,314
CommonWealth REIT	65,044	1,503,817
Federal Realty Investment Trust (b)	60,169	6,238,322
HCP, Inc. (b)	91,169	4,142,719
Hospitality Properties Trust	5,131	134,843
Host Hotels & Resorts, Inc. (b)	16,057	270,882
Potlatch Corp.	70,880	2,866,387
Ventas, Inc.	12,158	844,495
Weyerhaeuser Co.	136,850	3,898,856

		26,805,996
Real Estate Management & Development — 0.1%
Alexander & Baldwin, Inc. (a)	58,976	2,344,296
Jones Lang LaSalle, Inc.	13,600	1,239,504

		3,583,800
Road & Rail — 1.1%
Union Pacific Corp.	202,288	31,208,993
Semiconductors & Semiconductor Equipment — 1.3%
Applied Materials, Inc.	325,600	4,854,696
Avago Technologies Ltd.	38,521	1,439,915
Broadcom Corp., Class A	35,200	1,188,352
First Solar, Inc. (a)(b)	33,364	1,492,372
Intel Corp.	538,240	13,036,173
KLA-Tencor Corp.	18,357	1,023,036
LSI Corp. (a)	259,450	1,852,473
Marvell Technology Group Ltd.	38,691	453,072
Maxim Integrated Products, Inc. (b)	96,793	2,688,909
NXP Semiconductor NV (a)	109,875	3,403,927
Teradyne, Inc. (a)	335,500	5,894,735

		37,327,660
Software — 5.2%
Activision Blizzard, Inc.	155,158	2,212,553
Autodesk, Inc. (a)	117,197	3,977,666
BMC Software, Inc. (a)	5,230	236,082
Check Point Software Technologies (a)(b)	39,029	1,938,961
Citrix Systems, Inc. (a)	106,470	6,423,335
Intuit, Inc.	102,605	6,261,983
Microsoft Corp.	2,400,727	82,897,103
Oracle Corp.	1,038,733	31,909,878
Rovi Corp. (a)	49,960	1,141,086
Splunk, Inc. (a)	184,796	8,567,143
Symantec Corp.	190,300	4,276,041
Tableau Software Inc., Class A (a)	909	50,377

		149,892,208
Specialty Retail — 3.3%
American Eagle Outfitters, Inc.	162,572	2,968,565
CarMax, Inc. (a)	99,835	4,608,384
CST Brands, Inc. (a)(b)	130,951	4,034,600
Foot Locker, Inc. (b)	110,019	3,864,967
The Home Depot, Inc.	263,233	20,392,661
Lowe’s Cos., Inc.	448,300	18,335,470

Common Stocks	Shares	Value

Specialty Retail (concluded)
Ross Stores, Inc.	360,182	$23,343,395
Sears Hometown & Outlet Stores, Inc. (a)(b)	38,133	1,667,175
The TJX Cos., Inc.	327,425	16,390,895
Urban Outfitters, Inc. (a)	3,368	135,461

		95,741,573
Textiles, Apparel & Luxury Goods — 1.9%
Coach, Inc. (b)	20,943	1,195,636
NIKE, Inc., Class B	281,332	17,915,222
Ralph Lauren Corp. (b)	60,003	10,424,921
Under Armour Inc., Class A (a)	100,125	5,978,464
VF Corp.	102,600	19,807,956

		55,322,199
Thrifts & Mortgage Finance — 0.0%
New York Community Bancorp, Inc. (b)	59,730	836,220
Tobacco — 0.7%
Lorillard, Inc. (b)	212,110	9,264,965
Philip Morris International, Inc.	131,725	11,410,019

		20,674,984
Trading Companies & Distributors — 0.3%
Air Lease Corp. (b)	54,972	1,516,678
MRC Global, Inc. (a)	186,029	5,138,121
United Rentals, Inc. (a)	67,909	3,389,338
WESCO International, Inc. (a)	900	61,164

		10,105,301
Water Utilities — 0.4%
American Water Works Co., Inc. (b)	248,119	10,229,946
Wireless Telecommunication Services — 0.3%
Crown Castle International Corp. (a)	22,934	1,660,192
Telephone & Data Systems, Inc.	251,763	6,205,958

		7,866,150
Total Long-Term Investments (Cost — $ 2,629,094,702) — 98.0%		2,844,654,812

Short-Term Securities
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.16% (d)(e)(f)	132,661,544	132,661,544
BlackRock Cash Funds: Prime, SL Agency Shares, 0.15% (d)(e)(f)	8,794,696	8,794,696
Total Short-Term Securities (Cost — $ 141,456,240) — 4.9%		141,456,240
Total Investments (Cost — $ 2,770,550,942*) — 102.9%		2,986,111,052
Liabilities in Excess of Other Assets — (2.9)%		(83,076,484)

Net Assets — 100.0%		$2,903,034,568

See Notes to Financial Statements.

58	BLACKROCK FUNDS III	JUNE 30, 2013

Schedule of Investments (continued)	Active Stock Master Portfolio

Notes to Schedule of Investments

*	As of June 30, 2013, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$2,807,884,388

Gross unrealized appreciation	$268,312,690
Gross unrealized depreciation	(90,086,026)

Net unrealized appreciation	$178,226,664

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Amount is less than 0.500.

(d)	Investments in issuers considered to be an affiliate of the Master Portfolio during the six months ended June 30, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2012	Net Activity	Shares Held at June 30, 2013	Income
BlackRock Cash Funds:
Institutional, SL Agency Shares	138,527,226	(5,865,682)	132,661,544	$104,567
BlackRock Cash Funds:
Prime, SL Agency Shares	9,485,001	(690,305)	8,794,696	$6,298

(e)	Represents the current yield as of report date.

(f)	All or a portion of security was purchased with the cash collateral from loaned securities.

•

For Master Portfolio compliance purposes, the Master Portfolio‘s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Master Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•	Financial futures contracts purchased as of June 30, 2013 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
390	S&P 500 E-Mini Index	Chicago Mercantile	September 2013	$31,186,350	$(106,371)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Master Portfolio has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Master Portfolio’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Master Portfolio’s investments and derivative financial instruments categorized in the disclosure hierarchy as of June 30, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:[1]
Common Stocks	$2,825,608,695	$19,046,117	—	$2,844,654,812
Short-Term Securities:
Money Market Funds	141,456,240	—	—	141,456,240

Total	$2,967,064,935	$19,046,117	—	$2,986,111,052

[1]	See above Schedule of Investments for values in each industry.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2013	59

Schedule of Investments (concluded)	Active Stock Master Portfolio

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Liabilities:
Equity contracts	$(106,371)	—	—	$(106,371)

[1]   Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

Certain of the Master Portfolio’s assets and liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of June 30, 2013, such assets and liabilities are categorized within the disclosure hierarchy as follows.

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$4,861	—	—	$4,861
Foreign currency at value	716	—	—	716
Cash pledged for financial futures contracts	2,366,908	—	—	2,366,908
Liabilities:
Collateral on securities loaned at value	—	$(60,637,052)		(60,637,052)

Total	$2,372,485	$(60,637,052)	—	$(58,264,567)

There were no transfers between levels during the six months ended June 30, 2013.

See Notes to Financial Statements.

60	BLACKROCK FUNDS III	JUNE 30, 2013

Statements of Assets and Liabilities	Master Investment Portfolio

June 30, 2013 (Unaudited)	LifePath 2025 Master Portfolio	LifePath 2035 Master Portfolio	LifePath 2045 Master Portfolio	LifePath 2055 Master Portfolio

Assets
Investments at value — affiliated[1,2]	$43,068,014	$34,405,490	$18,052,955	$6,059,478
Contributions receivable from investors	75,418	—	41,850	11,666
Investments sold receivable	251,453	294,254	185,911	92,361
Dividends receivable	52,785	51,919	32,381	9,370
Securities lending income receivable	304	258	49	21
Receivable from Manager	14,287	14,941	15,675	16,137

Total assets	43,462,261	34,766,862	18,328,821	6,189,033

Liabilities
Bank overdraft	—	—	—	1,602
Collateral on securities loaned at value	386,586	1,018,140	155,596	169,739
Investments purchased payable	329,889	226,231	210,807	98,792
Professional fees payable	16,112	16,120	16,119	16,112
Trustees’ fees payable	475	378	437	421
Withdrawals payable to investors	—	92,462	—	—

Total liabilities	733,062	1,353,331	382,959	286,666

Net Assets	$42,729,199	$33,413,531	$17,945,862	$5,902,367

Net Assets Consist of
Investors’ capital	$42,099,368	$32,757,884	$17,534,566	$5,764,414
Net unrealized appreciation/depreciation	629,831	655,647	411,296	137,953

Net Assets	$42,729,199	$33,413,531	$17,945,862	$5,902,367

[1] Investments at cost — affiliated	$42,438,183	$33,749,843	$17,641,659	$5,921,525
[2] Securities loaned at value	$377,677	$994,373	$152,831	$165,406

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2013	61

Statements of Assets and Liabilities	Master Investment Portfolio

June 30, 2013 (Unaudited)	Active Stock Master Portfolio

Assets
Investments at value — unaffiliated[1,2]	$2,844,654,812
Investments at value — affiliated[3]	141,456,240
Cash	4,861
Foreign currency at value (cost $702)	716
Investments sold receivable	138,557,038
Dividends receivable	3,052,152
Securities lending income receivable	4,800
Interest receivable	5,639
Contributions receivable from investors	90,588,214
Cash pledged for financial futures contracts	2,366,908

Total assets	3,220,691,380

Liabilities
Collateral on securities loaned at value	60,637,052
Investments purchased payable	123,451,301
Withdrawals payable to investors	132,772,557
Variation margin payable	117,550
Investment advisory fees payable	313,953
Administration fees payable	243,845
Professional fees payable	29,099
Trustees’ fees payable	15,012
Foreign taxes payable	76,443

Total liabilities	317,656,812

Net Assets	$2,903,034,568

Net Assets Consist of
Investors’ capital	$2,687,581,389
Net unrealized appreciation/depreciation	215,453,179

Net Assets	$2,903,034,568

[1] Investments at cost — unaffiliated	$2,629,094,702
[2] Securities loaned at value	$59,154,797
[3] Investments at cost — affiliated	$141,456,240

See Notes to Financial Statements.

62	BLACKROCK FUNDS III	JUNE 30, 2013

Statements of Operations	Master Investment Portfolio

Six Months Ended June 30, 2013 (Unaudited)	LifePath 2025 Master Portfolio	LifePath 2035 Master Portfolio	LifePath 2045 Master Portfolio	LifePath 2055 Master Portfolio

Investment Income
Dividends — affiliated	$75,938	$70,030	$40,425	$12,601
Securities lending — affiliated — net	1,529	740	358	222
Income — affiliated	81	74	28	17
Net investment income allocated from the applicable Master Portfolios:
Dividends	197,323	189,399	118,449	46,353
Interest	160,370	80,673	24,240	1,665
Expenses	(37,952)	(29,255)	(15,161)	(5,008)
Fees waived	606	441	213	63

Total income	397,895	312,102	168,552	55,913

Expenses
Investment advisory	68,556	53,199	26,752	8,684
Professional	12,863	12,859	12,853	12,805
Independent Trustees	1,842	1,657	1,567	1,454

Total expenses	83,261	67,715	41,172	22,943
Less fees waived by Manager	(71,471)	(59,653)	(37,581)	(21,825)

Total expenses after fees waived	11,790	8,062	3,591	1,118

Net investment income	386,105	304,040	164,961	54,795

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — affiliated	(2,172)	4,283	511	24,702
Allocations from the applicable Master Portfolios from investments, financial futures contracts, swaps, options and foreign currency transactions	972,858	964,393	528,510	180,822

	970,686	968,676	529,021	205,524

Net change in unrealized appreciation/depreciation on:
Investments — affiliated	(197,908)	(156,066)	(68,324)	(37,231)
Allocations from the applicable Master Portfolios from investments, financial futures contracts, swaps, options and foreign currency translations	(411,003)	(188,977)	(53,387)	(4,019)

	(608,911)	(345,043)	(121,711)	(41,250)

Total realized and unrealized gain	361,775	623,633	407,310	164,274

Net Increase in Net Assets Resulting from Operations	$747,880	$927,673	$572,271	$219,069

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2013	63

Statements of Operations	Master Investment Portfolio

Six Months Ended June 30, 2013 (Unaudited)	Active Stock Master Portfolio

Investment Income
Dividends	$25,284,041
Foreign taxes withheld	(502,130)
Securities lending — affiliated — net	43,426
Income — affiliated	67,358
Interest — affiliated	81

Total income	24,892,776

Expenses
Investment advisory	3,571,848
Administration	1,467,957
Professional	24,395
Independent Trustees	41,601

Total expenses	5,105,801
Less fees waived by Manager	(1,680,749)

Total expenses after fees waived	3,425,052

Net investment income	21,467,724

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	325,333,020
Financial futures contracts	2,458,741
Foreign currency transactions	(61,809)

327,729,952

Net change in unrealized appreciation/depreciation on:
Investments	(14,617,089)
Financial futures contracts	(79,165)
Foreign currency translations	(268)

(14,696,522)

Total realized and unrealized gain	313,033,430

Net Increase in Net Assets Resulting from Operations	$334,501,154

See Notes to Financial Statements.

64	BLACKROCK FUNDS III	JUNE 30, 2013

Statements of Changes in Net Assets	Master Investment Portfolio

	LifePath 2025 Master Portfolio		LifePath 2035 Master Portfolio
Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012

Operations
Net investment income	$386,105	$439,536	$304,040	$328,868
Net realized gain	970,686	243,108	968,676	128,926
Net change in unrealized appreciation/depreciation	(608,911)	1,488,086	(345,043)	1,258,584

Net increase in net assets resulting from operations	747,880	2,170,730	927,673	1,716,378

Capital Transactions
Proceeds from contributions	11,416,741	22,086,137	9,386,373	17,596,211
Value of withdrawals	(3,479,094)	(2,391,310)	(2,632,384)	(1,006,455)

Net increase in net assets derived from capital transactions	7,937,647	19,694,827	6,753,989	16,589,756

Net Assets
Total increase in net assets	8,685,527	21,865,557	7,681,662	18,306,134
Beginning of period	34,043,672	12,178,115	25,731,869	7,425,735

End of period	$42,729,199	$34,043,672	$33,413,531	$25,731,869

	LifePath 2045 Master Portfolio		LifePath 2055 Master Portfolio
Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012

Operations
Net investment income	$164,961	$158,595	$54,795	$40,811
Net realized gain (loss)	529,021	51,159	205,524	(5,527)
Net change in unrealized appreciation/depreciation	(121,711)	646,402	(41,250)	178,186

Net increase in net assets resulting from operations	572,271	856,156	219,069	213,470

Capital Transactions
Proceeds from contributions	6,037,700	8,633,024	3,151,377	3,328,354
Value of withdrawals	(841,817)	(560,000)	(1,242,880)	(260,669)

Net increase in net assets derived from capital transactions	5,195,883	8,073,024	1,908,497	3,067,685

Net Assets
Total increase in net assets	5,768,154	8,929,180	2,127,566	3,281,155
Beginning of period	12,177,708	3,248,528	3,774,801	493,646

End of period	$17,945,862	$12,177,708	$5,902,367	$3,774,801

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2013	65

Statements of Changes in Net Assets	Master Investment Portfolio

	Active Stock Master Portfolio
Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012

Operations
Net investment income	$21,467,724	$57,010,755
Net realized gain	327,729,952	210,331,039
Net change in unrealized appreciation/depreciation	(14,696,522)	147,479,020

Net increase in net assets resulting from operations	334,501,154	414,820,814

Capital Transactions
Proceeds from contributions	337,525,153	3,136,934,911
Value of withdrawals	(561,809,256)	(3,476,187,910)

Net decrease in net assets derived from capital transactions	(224,284,103)	(339,252,999)

Net Assets
Total increase in net assets	110,217,051	75,567,815
Beginning of period	2,792,817,517	2,717,249,702

End of period	$2,903,034,568	$2,792,817,517

See Notes to Financial Statements.

66	BLACKROCK FUNDS III	JUNE 30, 2013

Financial Highlights	Master Investment Portfolio

	LifePath 2025 Master Portfolio
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,				Period June 30, 2010[1] to December 31, 2010
			2012		2011

Total Investment Return
Total investment return	2.48%	[2]	12.57%		0.99%		17.65%	[2]

Ratios to Average Net Assets
Total expenses[3]	0.62%	[4,5,6]	0.69%	[7,8]	1.07%	[9,10]	13.61%	[4]

Total expenses after fees waived[3]	0.25%	[4,5,6]	0.26%	[7,8]	0.24%	[9,10]	0.22%	[4]

Net investment income[11]	1.97%	[4,5,6]	2.32%	[7,8]	2.62%	[9,10]	2.37%	[4]

Supplemental Data
Net assets, end of period (000)	$42,729		$34,044		$12,178		$134

Portfolio turnover	1%		4%		24%		2%

[1]	Commencement of operations.

[2]	Aggregate total investment return.

[3]

Includes the LifePath Master Portfolio’s pro rata portion of expenses from Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series, except the total expenses for the period ended December 31, 2010, which include gross expenses. These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional and iShares exchange-traded funds.

[4]	Annualized.

[5]

Includes the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series allocated fees waived of 0.00%.

[6]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.10%, although the ratio does include the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series allocated expenses and/or net investment income.

[7]

Includes the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series allocated fees waived of 0.04%.

[8]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.10%, although the ratio does include the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series allocated expenses and/or net investment income.

[9]

Includes the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series allocated fees waived of 0.03%.

[10]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.12%, although the ratio does include the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series allocated expenses and/or net investment income.

[11]

Includes the LifePath Master Portfolio’s share of the allocated net investment income from Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2013	67

Financial Highlights	Master Investment Portfolio

	LifePath 2035 Master Portfolio
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,				Period June 30, 2010[1] to December 31, 2010
			2012		2011

Total Investment Return
Total investment return	3.70%	[2]	14.35%		(0.82)%		21.21%	[2]

Ratios to Average Net Assets
Total expenses[3]	0.64%	[4,5,6]	0.76%	[7,8]	1.34%	[9,10]	13.23%	[4]

Total expenses after fees waived[3]	0.24%	[4,5,6]	0.25%	[7,8]	0.22%	[9,10]	0.19%	[4]

Net investment income[11]	2.00%	[4,5,6]	2.42%	[7,8]	2.50%	[9,10]	2.33%	[4]

Supplemental Data
Net assets, end of period (000)	$33,414		$25,732		$7,426		$149

Portfolio turnover	1%		4%		21%		1%

[1]	Commencement of operations.

[2]	Aggregate total investment return.

[3]

Includes the LifePath Master Portfolio’s pro rata portion of expenses from Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series, except the total expenses for the period ended December 31, 2010, which include gross expenses. These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional, BlackRock Commodity Strategies Fund and iShares exchange-traded funds.

[4]	Annualized.

[5]

Includes the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series allocated fees waived of 0.00%.

[6]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.11%, although the ratio does include the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series allocated expenses and/or net investment income.

[7]

Includes the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series allocated fees waived of 0.05%.

[8]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.11%, although the ratio does include the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series allocated expenses and/or net investment income.

[9]

Includes the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series allocated fees waived of 0.04%.

[10]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.14%, although the ratio does include the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series allocated expenses and/or net investment income.

[11]

Includes the LifePath Master Portfolio’s share of the allocated net investment income from Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series.

See Notes to Financial Statements.

68	BLACKROCK FUNDS III	JUNE 30, 2013

Financial Highlights	Master Investment Portfolio

	LifePath 2045 Master Portfolio
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,				Period June 30, 2010[1] to December 31, 2010
			2012		2011

Total Investment Return
Total investment return	4.91%	[2]	15.84%		(1.96)%		24.26%	[2]

Ratios to Average Net Assets
Total expenses[3]	0.73%	[4,5,6]	1.01%	[7,8]	2.58%	[9,10]	13.23%	[4]

Total expenses after fees waived[3]	0.24%	[4,5,6]	0.24%	[7,8]	0.20%	[9,10]	0.17%	[4]

Net investment income[11]	2.16%	[4,5,6]	2.54%	[7,8]	2.43%	[9,10]	2.25%	[4]

Supplemental Data
Net assets, end of period (000)	$17,946		$12,178		$3,249		$142

Portfolio turnover	1%		4%		35%		1%

[1]	Commencement of operations.

[2]	Aggregate total investment return.

[3]

Includes the LifePath Master Portfolio’s pro rata portion of expenses from Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series, except the total expenses for the period ended December 31, 2010, which include gross expenses. These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional and iShares exchange-traded funds.

[4]	Annualized.

[5]

Includes the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series allocated fees waived of 0.00%.

[6]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.11%, although the ratio does include the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series allocated expenses and/or net investment income.

[7]

Includes the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series allocated fees waived of 0.06%.

[8]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.11%, although the ratio does include the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series allocated expenses and/or net investment income.

[9]

Includes the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series allocated fees waived of 0.03%.

[10]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.16%, although the ratio does include the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series allocated expenses and/or net investment income.

[11]

Includes the LifePath Master Portfolio’s share of the allocated net investment income from Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2013	69

Financial Highlights	Master Investment Portfolio

	LifePath 2055 Master Portfolio
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,				Period June 30, 2010[1] to December 31, 2010
			2012		2011

Total Investment Return
Total investment return	5.67%	[2]	16.96%		(3.52)%		25.83%	[2]

Ratios to Average Net Assets
Total expenses[3]	1.12%	[4,5,6]	2.41%	[7,8]	14.66%	[9,10]	13.13%	[4]

Total expenses after fees waived[3]	0.24%	[4,5,6]	0.25%	[7,8]	0.19%	[9,10]	0.16%	[4]

Net investment income[11]	2.21%	[4,5,6]	2.66%	[7,8]	2.30%	[9,10]	2.21%	[4]

Supplemental Data
Net assets, end of period (000)	$5,902		$3,775		$494		$144

Portfolio turnover	3%		7%		51%		1%

[1]	Commencement of operations.

[2]	Aggregate total investment return.

[3]

Includes the LifePath Master Portfolio’s pro rata portion of expenses from Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series, except the total expenses for the period ended December 31, 2010, which include gross expenses. These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional, BlackRock Commodity Strategies Fund and iShares exchange-traded funds.

[4]	Annualized.

[5]

Includes the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series allocated fees waived of 0.00%.

[6]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.11%, although the ratio does include the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series allocated expenses and/or net investment income.

[7]

Includes the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series allocated fees waived of 0.07%.

[8]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.11%, although the ratio does include the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series allocated expenses and/or net investment income.

[9]

Includes the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series allocated fees waived of 0.06%.

[10]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.17%, although the ratio does include the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series allocated expenses and/or net investment income.

[11]

Includes the LifePath Master Portfolio’s share of the allocated net investment income from Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series.

See Notes to Financial Statements.

70	BLACKROCK FUNDS III	JUNE 30, 2013

Financial Highlights	Master Investment Portfolio

	Active Stock Master Portfolio
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,
			2012	2011	2010	2009	2008

Total Investment Return
Total investment return	12.08%	[1]	15.55%	2.20%	11.04%	24.86%	(36.65)%

Ratios to Average Net Assets
Total expenses	0.35%	[2]	0.35%	0.35%	0.35%	0.35%	0.35%

Total expenses after fees waived	0.23%	[2]	0.26%	0.27%	0.29%	0.30%	0.32%

Net investment income	1.46%	[2]	2.03%	1.70%	1.50%	1.99%	1.96%

Supplemental Data
Net assets, end of period (000)	$2,903,035		$2,792,818	$2,717,250	$2,513,424	$1,838,453	$1,250,987

Portfolio turnover	105%		120%	275%	120%	149%	98%

[1]	Aggregate total investment return.

[2]	Annualized.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2013	71

Notes to Financial Statements (Unaudited)	Master Investment Portfolio

1. Organization:

Master Investment Portfolio (“MIP”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. MIP is organized as a Delaware statutory trust. The financial statements and these accompanying notes relate to five series of MIP: LifePath® 2025 Master Portfolio, LifePath® 2035 Master Portfolio, LifePath® 2045 Master Portfolio, LifePath® 2055 Master Portfolio and Active Stock Master Portfolio (each, a “Master Portfolio” and collectively, the “Master Portfolios”).

As of June 30, 2013, LifePath 2025 Master Portfolio’s investment in CoreAlpha Bond Master Portfolio represented 33.8% of its net assets. The financial statements of CoreAlpha Bond Master Portfolio, including the Schedule of Investments, can be read in conjunction with the LifePath 2025 Master Portfolio’s financial statements. CoreAlpha Bond Master Portfolio’s financial statements, included in filings under MIP, are available, without charge, on the SEC’s website at http://www.sec.gov.

LifePath 2025 Master Portfolio, LifePath 2035 Master Portfolio, LifePath 2045 Master Portfolio and LifePath 2055 Master Portfolio (each, a “LifePath Master Portfolio” and collectively, the “LifePath Master Portfolios”) will each generally invest in other registered investment companies (each an “Underlying Fund” and collectively the “Underlying Funds”) that are managed by subsidiaries of BlackRock, Inc. (“BlackRock”) and its affiliates and affiliates of the LifePath Master Portfolios. The LifePath Master Portfolios may also invest in other master portfolios (“Underlying Master Porfolios”) that are managed by subsidiaries of BlackRock.

The value of a LifePath Master Portfolio’s investment in each of Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series reflects that LifePath Master Portfolio’s proportionate interest in the net assets of that Underlying Master Portfolio. As of June 30, 2013, the LifePath Master Portfolios held interests in Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series as follows:

	Active Stock Master Portfolio	ACWI ex-US Index Master Portfolio	CoreAlpha Bond Master Portfolio	Master Small Cap Index Series
LifePath 2025 Master Portfolio	0.48%	0.83%	0.49%	0.21%
LifePath 2035 Master Portfolio	0.46%	0.87%	0.24%	0.13%
LifePath 2045 Master Portfolio	0.29%	0.56%	0.08%	0.05%
LifePath 2055 Master Portfolio	0.10%	0.24%	0.01%	0.01%

2. Significant Accounting Policies:

The Master Portfolios’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.

Actual results may differ from those estimates. The following is a summary of significant accounting policies followed by the Master Portfolios:

Valuation: US GAAP defines fair value as the price the Master Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master Portfolios determine the fair values of their financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees of MIP (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Master Portfolio for all financial instruments. Financial futures contracts traded on exchanges are valued at their last sale price. Investments in open-end registered investment companies are valued at net asset value (“NAV”) each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value. Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. The market value of the LifePath Master Portfolios’ investments in the Underlying Funds is based on the published NAV of each Underlying Fund computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on days when the NYSE is open. The LifePath Master Portfolios record their proportionate investment in the Underlying Master Portfolios at fair value which is based upon their pro rata ownership in the net assets of the Underlying Master Portfolios.

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that each Master Portfolio might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deem relevant consistent with the principles of fair value measurement which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. A market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market

72	BLACKROCK FUNDS III	JUNE 30, 2013

Notes to Financial Statements (continued)	Master Investment Portfolio

participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Master Portfolios’ pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Master Portfolios either deliver collateral or segregate assets in connection with certain investments (e.g., financial futures contracts), each Master Portfolio will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, a Master Portfolio engaging in such transactions may have requirements to deliver/deposit securities to/with an exchange or broker-dealer as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-divided dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Master Portfolio is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Each LifePath Master Portfolio records daily its proportionate share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series income, expenses and realized and unrealized gains and losses.

Income Taxes: Each Master Portfolio is classified as a partnership for federal income tax purposes. As such, each investor in a Master Portfolio is treated as the owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no federal income tax provision is required. It is intended that each Master Portfolio’s assets will be managed so an investor in the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

Each Master Portfolio files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Master Portfolio’s US federal tax returns remains open for each of the two years ended December 31, 2012 and the period ended December 31, 2010. The statutes of limitations on each Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to a Master Portfolio are charged to that Master Portfolio. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

3. Securities and Other Investments:

Securities Lending: The Master Portfolios may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash, securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral. The initial collateral received by the Master Portfolios should have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Master Portfolio and any additional required collateral is delivered to the Master Portfolio on the next business day. Securities lending income, as disclosed in the Statements of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, a Master Portfolio earns dividend or interest income on the securities loaned but does not receive interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan and the value of the related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value, and collateral on securities loaned at value, respectively. The cash collateral invested by the securities lending agent, BlackRock Institutional Trust Co., N.A. (“BTC”) for the LifePath Master Portfolios and BlackRock Investment Management, LLC (“BIM”) for Active Stock Master Portfolio, is disclosed in the Schedules of Investments. BTC and BIM are each affiliates of BlackRock.

Securities lending transactions are entered into by the Master Portfolios under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net

BLACKROCK FUNDS III	JUNE 30, 2013	73

Notes to Financial Statements (continued)	Master Investment Portfolio

exposure to the defaulting party. In the event that a borrower defaults, the Master Portfolios, as lenders, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the Master Portfolios can reinvest cash collateral, or, upon an event of default, resell or repledge the collateral, and the borrower can resell or repledge the loaned securities.

The following table is a summary of the Master Portfolios’ open securities lending agreements by counterparty which are subject to offset under a MSLA as of June 30, 2013:

LifePath 2025 Master Portfolio
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Barclays Capital, Inc.	$30,547	$(30,547)	—
JP Morgan Securities LLC.	347,130	(347,130)	—

Total	$377,677	$(377,677)	—

LifePath 2035 Master Portfolio
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Barclays Capital, Inc.	$709,456	$(709,456)	—
UBS Securities LLC	284,917	(284,917)	—

Total	$994,373	$(994,373)	—

LifePath 2045 Master Portfolio
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Barclays Capital, Inc.	$20,960	$(20,960)	—
UBS Securities LLC	131,871	(131,871)	—

Total	$152,831	$(152,831)	—

LifePath 2055 Master Portfolio
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Barclays Capital, Inc.	$270	$(270)	—
Morgan Stanley	694	(694)	—
UBS Securities LLC	164,442	(164,442)	—

Total	$165,406	$(165,406)	—

Active Stock Master Portfolio
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
BNP Paribas SA	$4,372	$(4,372)	—
Citigroup Global Markets, Inc.	11,918,654	(11,918,654)	—
Credit Suisse Securities (USA) LLC	1,843,088	(1,843,088)	—
Deutsche Bank Securities, Inc.	1,036,750	(1,036,750)	—
Goldman Sachs & Co.	25,627,968	(25,627,968)	—
Jefferies LLC	3,515,905	(3,515,905)	—
JP Morgan Securities LLC	4,424,989	(4,424,989)	—
Mizuho Securities USA, Inc.	229,373	(229,373)	—
Morgan Stanley	4,058,243	(4,058,243)	—
National Financial Services LLC	971,809	(971,809)	—
State Street Bank & Trust Co.	413,789	(413,789)	—
UBS Securities LLC	5,109,858	(5,109,858)	—

Total	$59,154,798	$(59,154,798)	—

[1]

Excess of collateral received from the individual counterparty is not shown for financial reporting purposes. Collateral has been received in connection with securities lending transactions as follows:

LifePath 2025 Master Portfolio.	$386,586
LifePath 2035 Master Portfolio	$1,018,140
LifePath 2045 Master Portfolio	$155,596
LifePath 2055 Master Portfolio	$169,739
Active Stock Master Portfolio	$60,637,052

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate this risk the Master Portfolios benefit from a borrower default indemnity provided by BlackRock. BlackRock’s indemnity allows for full replacement of securities lent. A Master Portfolio also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. During the six months ended June 30, 2013, any securities on loan were collateralized by cash.

4. Derivative Financial Instruments:

Active Stock Master Portfolio engages in various portfolio investment strategies using derivative contracts both to increase the returns of Active Stock Master Portfolio and to economically hedge, or protect, its exposure to certain risks such as equity risk. These contracts may be transacted on an exchange.

Financial Futures Contracts: Active Stock Master Portfolio purchases or sells financial futures contracts to gain exposure to, or economically hedge against, changes in the value of equity securities (equity risk). Financial futures contracts are agreements between Active Stock Master Portfolio and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Upon entering into a financial futures contract, Active

74	BLACKROCK FUNDS III	JUNE 30, 2013

Notes to Financial Statements (continued)	Master Investment Portfolio

Stock Master Portfolio is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, Active Stock Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by Active Stock Master Portfolio as unrealized appreciation or depreciation. When the contract is closed, Active Stock Master Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

The following is a summary of Active Stock Master Portfolio’s Derivative Financial instruments categorized by risk exposure:

Fair Values of Derivative Financial Instruments as of June 30, 2013
	Derivative Liabilities
	Statements of Assets and Liabilities Location	Value
Equity contracts	Net unrealized depreciation[1]	$(106,371)
[1]

Includes cumulative appreciation/depreciation on financial futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The Effect of Derivative Financial Instruments in the Statements of Operations Six Months Ended June 30, 2013
Net Realized Gain From
Equity contracts
Financial futures contracts	$2,458,741

Net Change in Unrealized Appreciation/Depreciation on
Equity contracts
Financial futures contracts	$(79,165)

For the six months ended June 30, 2013, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average number of contracts purchased	372
Average notional value of contracts purchased	$29,384,002

Counterparty Credit Risk: A derivative contract may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange traded futures, there is less counterparty credit risk to Active Stock Master Portfolio since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, Active Stock Master Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to Active Stock Master Portfolio.

For financial reporting purposes, Active Stock Master Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock.

MIP, on behalf of the Master Portfolios, entered into an Investment Advisory Agreement with BlackRock Fund Advisors (“BFA” or the “Manager”), the Master Portfolios’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of each Master Portfolio’s investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Master Portfolio. For such services, each Master Portfolio pays BFA a monthly fee based on a percentage of such Master Portfolio’s average daily net assets. Each LifePath Master Portfolio pays BFA at an annual rate of 0.35% of its average daily net assets of each respective LifePath Master

BLACKROCK FUNDS III	JUNE 30, 2013	75

Notes to Financial Statements (continued)	Master Investment Portfolio

Portfolio. Active Stock Master Portfolio pays the Manager a monthly fee based on a percentage of its average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.25%
$1 Billion — $3 Billion	0.24%
$3 Billion — $5 Billion	0.23%
$5 Billion — $10 Billion	0.22%
Greater than $10 Billion	0.21%

MIP, on behalf of the Master Portfolios, entered into an Administration Agreement with BlackRock Advisors, LLC (“BAL”) (the “Administrator”), which has agreed to provide general administration services (other than investment advice and related portfolio activities). BAL, in consideration thereof, has agreed to bear all of the Master Portfolios’ and MIP’s ordinary operating expenses excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the Master Portfolios. BAL is entitled to receive for these administration services an annual fee of 0.10% based on the average daily net assets of Active Stock Master Portfolio.

From time to time, BAL may waive such fees in whole or in part. Any such waiver will reduce the expenses of the Master Portfolio and, accordingly, have a favorable impact on its performance. BAL may delegate certain of its administration duties to sub-administrators.

BAL is not entitled to compensation for providing administration services to the Master Portfolios, for so long as BAL is entitled to compensation for providing administration services to corresponding feeder funds that invest substantially all of their assets in the Master Portfolios, or BAL (or an affiliate) receives investment advisory fees from the Master Portfolios.

The fees and expenses of the MIP’s trustees who are not “interested persons” of MIP, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and MIP’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Master Portfolios. BFA had contractually agreed to waive investment advisory fees charged to each LifePath Master Portfolio in an amount equal to investment advisory fees and administration fees, if any, received by BFA, BAL or previous affiliates, from each affiliated investment company in which the LifePath Master Portfolios invest through April 30, 2014. BFA has also contractually agreed to cap the expenses of the LifePath Master Portfolios at the rate at which the LifePath Master Portfolios pay an advisory fee to BFA by providing an offsetting credit against the investment advisory fees paid by the LifePath Master Portfolios in an amount equal to the independent expenses. These contractual waivers are effective through April 30, 2023. The amounts of the waivers, if any, are shown as fees waived by the Manager in the Statements of Operations.

BAL voluntarily agreed to waive a portion of its administration and advisory fees paid by Active Stock Master Portfolio in an amount sufficient to maintain the advisory fees payable by each of the LifePath Master Portfolios at an annual rate of 0.35% based on the average daily net assets of the respective LifePath Master Portfolio. This arrangement is voluntary and may be terminated by BAL at any time. With respect to the independent expenses discussed above, BAL had contractually agreed to provide an offsetting credit against the administration fees paid by Active Stock Master Portfolio in an amount equal to the independent expenses, through April 30, 2014. The amounts of the waiver and offsetting credits are shown as fees waived by the Manager in the Statements of Operations.

The Master Portfolios received an exemptive order from the SEC permitting them, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BTC and BIM, as applicable, as the securities lending agents. BTC and BIM may, on behalf of a Master Portfolio, invest cash collateral received by the Master Portfolios for such loans, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. The market value of securities on loan and the value of the related collateral, if applicable, are shown in the Statements of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BTC and BIM, if any, is disclosed in the Schedules of Investments. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of rebates paid to, or fees paid by, borrowers of securities. The Master Portfolios retain 65% of securities lending income and pay a fee to BTC equal to 35% of such income. The Master Portfolios benefit from a borrower default indemnity provided by BlackRock. As securities lending agent, BTC and BIM bear all operational costs directly related to securities lending as well as the cost of borrower default indemnification. BTC and BIM do not receive any fees for managing the cash collateral. The share of income earned by each Master Portfolio is shown as securities lending — affiliated — net in the Statements of Operations. For the six months ended June 30, 2013, BTC and BIM received securities lending agent fees related to securities lending activities for the Master Portfolios as follows:

LifePath 2025 Master Portfolio	$824
LifePath 2035 Master Portfolio	$399
LifePath 2045 Master Portfolio	$196
LifePath 2055 Master Portfolio	$124
Active Stock Market Portfolio	$23,971

Each Master Portfolio may invest its positive cash balances in certain money market funds managed by the Manager or an affiliate. The income earned on these temporary cash investments is included in income-affiliated in the Statements of Operations.

Certain officers and/or trustees of MIP are officers and/or directors of BlackRock or its affiliates.

The Master Portfolios may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment advisor, common officers or common trustees. For the six months ended June 30, 2013, the purchase and sale transactions with an affiliated fund in compliance with Rule 17a-7 of the 1940 Act were as follows:

	Purchases	Sales
Active Stock Master Portfolio	$650,422	$1,372,271

76	BLACKROCK FUNDS III	JUNE 30, 2013

Notes to Financial Statements (concluded)	Master Investment Portfolio

6. Purchases and Sales:

Purchases and sales of investments excluding short-term securities for the six months ended June 30, 2013 were as follows:

	Purchases	Sales
LifePath 2025 Master Portfolio	$2,530,292	$519,717
LifePath 2035 Master Portfolio	$2,386,092	$424,244
LifePath 2045 Master Portfolio	$1,349,073	$89,116
LifePath 2055 Master Portfolio	$728,497	$171,112
Active Stock Master Portfolio	$2,983,571,964	$3,151,641,849

7. Bank Borrowings:

MIP, on behalf of the Master Portfolios, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $800 million credit agreement with a group of lenders, under which a Master Portfolio may borrow to fund shareholder redemptions. The agreement expires in April 2014. Excluding commitments designated for a certain individual fund, other Participating Funds, including the Master Portfolios, can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.065% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) the one-month London Interbank Offered Rate (“LIBOR”) plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. Participating Funds paid administration and arrangement fees, which, along with commitment fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. The Master Portfolios did not borrow under the credit agreement during the six months ended June 30, 2013.

8. Market and Credit Risk:

In the normal course of business, the Master Portfolios invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Master Portfolios may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Master Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Master Portfolios may be exposed to counterparty credit risk, or the risk that an entity with which the Master Portfolios have unsettled or open transactions may fail to or be unable to perform on its commitments. The Master Portfolios manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master Portfolios to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master Portfolios’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Master Portfolios.

9. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Master Portfolios through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK FUNDS III	JUNE 30, 2013	77

Disclosure of Investment Advisory Agreement

The Board of Trustees of Master Investment Portfolio (the “Master Fund”) met in person on April 11, 2013 (the “April Meeting”) and May 21-22, 2013 (the “May Meeting”) to consider the approval of the Master Fund’s investment advisory agreement (the “Agreement”) with BlackRock Fund Advisors (“BlackRock”), the Master Fund’s investment advisor, on behalf of the Master Fund’s series, including LifePath 2025 Master Portfolio, LifePath 2035 Master Portfolio, LifePath 2045 Master Portfolio and LifePath 2055 Master Portfolio (each, a “Master Portfolio” and collectively, the “Master Portfolios”). Each of LifePath 2025 Portfolio, LifePath 2035 Portfolio, LifePath 2045 Portfolio and LifePath 2055 Portfolio (each, a “Portfolio” and collectively, the “Portfolios”), each a series of BlackRock Funds III (the “Fund”), is a “feeder” fund that invests all of its investable assets in the corresponding Master Portfolio. Accordingly, the Board of Trustees of the Fund also considered the approval of the Agreement with respect to each Master Portfolio. For simplicity, (a) the Board of Trustees of the Master Fund and the Board of Trustees of the Fund are referred to herein collectively as the “Board,” and the members are referred to as “Board Members,” and (b) the shareholders of each Portfolio and the interest holders of each Master Portfolio are referred to as “shareholders.”

Activities and Composition of the Board

The Board consists of fourteen individuals, twelve of whom are not “interested persons” of the Master Fund or the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Master Fund or the Fund, as pertinent, and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Co-Chairs of the Board are each Independent Board Members. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreement

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreement on an annual basis. The Board has four quarterly meetings per year, each extending over two days, and a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreement. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Master Portfolios and the Portfolios by BlackRock, its personnel and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services, risk oversight, compliance and assistance in meeting applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to the Master

Portfolios, the Portfolios and their shareholders. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year and/or since inception periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over performance or underperformance against their peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Master Portfolios and/or the Portfolios for services, such as marketing and distribution, call center and fund accounting; (c) the Master Portfolios’ and/or the Portfolios’ operating expenses and how BlackRock allocates expenses to the Master Portfolios and the Portfolios; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of each Master Portfolio’s and Portfolio’s investment objective, policies and restrictions; (e) the Master Fund’s and the Fund’s compliance with its respective Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Master Fund’s and/or the Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment objectives across the open-end fund, exchange-traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

The Board has engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. In addition, the Board requested and BlackRock provided an analysis of fair valuation and stale pricing policies. BlackRock also furnished information to the Board in response to specific questions. These questions covered issues such as BlackRock’s profitability, investment performance and management fee levels. The Board further considered the importance of: (i) organizational and structural variables to investment performance; (ii) rates of portfolio turnover; (iii) BlackRock’s performance accountability for portfolio managers; (iv) marketing support for the funds; (v) services provided to the Master Portfolios and the Portfolios by BlackRock affiliates; and (vi) BlackRock’s oversight of relationships with third party service providers.

Board Considerations in Approving the Agreement

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreement. The Board is engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on fees and expenses of each Master Portfolio and Portfolio, as applicable, as compared with a peer group of funds as determined by Lipper (“Expense Peers”) and the investment performance

78	BLACKROCK FUNDS III	JUNE 30, 2013

Disclosure of Investment Advisory Agreement (continued)

of each Portfolio as compared with a peer group of funds as determined by Lipper1 and the Morningstar Classification; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by each Master Portfolio and/or Portfolio to BlackRock; (g) sales and redemption data regarding each Portfolio’s shares; and (h) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreement. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board of the Master Fund, including the Independent Board Members, unanimously approved the continuation of the Agreement between BlackRock and the Master Fund with respect to each Master Portfolio for a one-year term ending June 30, 2014. The Board of the Fund, including the Independent Board Members, also considered the continuation of the Agreement with respect to each Master Portfolio and found the Agreement to be satisfactory. In approving the continuation of the Agreement, the Board of the Master Fund considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Master Portfolio, each Portfolio and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Master Portfolios and the Portfolios; (d) the Fund’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance comparison as previously discussed; (e) economies of scale; (f) fall-out benefits to BlackRock as a result of its relationship with the Master Portfolios and the Portfolios; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Portfolio shares and securities lending, services related to the valuation and pricing of portfolio holdings of each Master Portfolio, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Master Portfolios and the Portfolios and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Portfolio. Throughout the year, the Board compared each Portfolio’s performance to the performance of a comparable group of mutual funds and/or the performance of a relevant benchmark, if any. The Board met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by each Master Portfolio’s portfolio management team discussing Master Portfolio performance and the Master Portfolio’s investment objective, strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Master Portfolio’s portfolio management team; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to each Master Portfolio’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to each Master Portfolio and Portfolio. BlackRock and its affiliates provide the Master Portfolios and the Portfolios with certain administrative, shareholder and other services (in addition to any such services provided to the Master Portfolios and the Portfolios by third parties) and officers and other personnel as are necessary for the operations of the Master Portfolios and the Portfolios. In particular, BlackRock and its affiliates provide the Master Portfolios and the Portfolios with the following administrative services, including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) assisting with daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; (vi) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger or consolidation of certain open-end funds; and (vii) performing other administrative functions necessary for the operation of the Master Portfolios and the Portfolios, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Master Portfolios, the Portfolios and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Master Portfolio and Portfolio, as applicable. The Board noted that each Portfolio’s investment results correspond directly to the investment results of the

[1]	Lipper ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

BLACKROCK FUNDS III	JUNE 30, 2013	79

Disclosure of Investment Advisory Agreement (continued)

applicable Master Portfolio. In preparation for the April Meeting, the Board worked with its independent legal counsel, BlackRock and Lipper to develop a template for, and was provided with, reports independently prepared by Lipper, which included a comprehensive analysis of each Portfolio’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of each Portfolio as compared to other funds in its applicable Lipper category and the Morningstar Classification. The Board was provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review its methodology. The Board and its Performance Oversight and Contract Committee regularly review, and meet with Master Portfolio management to discuss, the performance of each Master Portfolio and Portfolio, as applicable, throughout the year.

BlackRock believes that the Morningstar Performance Universe is an appropriate performance metric for each Portfolio.

The Board noted that each of LifePath 2025 Portfolio and LifePath 2035 Portfolio ranked in the third and second quartiles against its Morningstar Performance Universe for the one-year and since-inception periods reported, respectively.

The Board noted that LifePath 2045 Portfolio ranked in the third and first quartiles against its Morningstar Performance Universe for the one-year and since-inception periods reported, respectively.

The Board and BlackRock reviewed and discussed the reasons for the underperformance of LifePath 2025 Portfolio, LifePath 2035 Portfolio and LifePath 2045 Portfolio during the one-year period and will monitor the performance of these Portfolios in the coming year.

The Board noted that LifePath 2055 Portfolio ranked in the first quartile against its Morningstar Performance Universe for both of the one-year and since-inception periods reported.

The Board noted that BlackRock has recently made, and continues to make, changes to the organization of BlackRock’s overall portfolio management structure designed to result in strengthened leadership teams.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Master Portfolios and the Portfolios: The Board, including the Independent Board Members, reviewed each Master Portfolio’s contractual advisory fee rate compared with the other funds in the corresponding Portfolio’s Lipper category. The contractual advisory fee rate is shown before taking into account any reimbursements or fee waivers. The Board also compared each Portfolio’s total net operating expense ratio, as well as each Master Portfolio’s actual advisory fee rate, to those of other funds in the corresponding Portfolio’s Lipper category. The total net operating expense ratio and actual advisory fee rate both give effect to any expense reimbursements or fee waivers that benefit the funds. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Master Portfolios and the Portfolios. The Board reviewed BlackRock’s profitability with respect to each Master Portfolio and Portfolio, as applicable, and other funds the Board currently oversees for the year ended December 31, 2012 compared to available aggregate profitability data provided for the two prior years. The Board reviewed BlackRock’s profitability with respect to certain other fund complexes managed by BlackRock and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by BlackRock, the types of funds managed, precision of expense allocations and business mix. As a result, comparing profitability is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management and the relative product mix.

In addition, the Board considered the cost of the services provided to the Master Portfolios and the Portfolios by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Master Portfolios and the Portfolios and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of the Master Portfolios and the Portfolios. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board.

The Board noted that LifePath 2025 Master Portfolio’s contractual advisory fee rate ranked four out of four funds relative to LifePath 2025 Portfolio’s Expense Peers. The Board also noted, however, that the Master Portfolio’s actual advisory fee rate ranked one out of four funds relative to the Portfolio’s Expense Peers. Since the varying fee structures for fund of funds can limit the value of advisory fee comparisons, the Board also compared the total net operating expense ratios for the various funds. In this comparison, the Board noted that the Portfolio’s total net operating expense ratio ranked in the second quartile relative to the Portfolio’s Expense Peers.

The Board noted that LifePath 2035 Master Portfolio’s contractual advisory fee rate ranked in the third quartile relative to LifePath 2035 Portfolio’s Expense Peers. The Board also noted, however, that the Master Portfolio’s

80	BLACKROCK FUNDS III	JUNE 30, 2013

Disclosure of Investment Advisory Agreement (concluded)

actual advisory fee rate ranked in the first quartile relative to the Portfolio’s Expense Peers. Since the varying fee structures for fund of funds can limit the value of advisory fee comparisons, the Board also compared the total net operating expense ratios for the various funds. In this comparison, the Board noted that the Portfolio’s total net operating expense ratio ranked in the second quartile relative to the Portfolio’s Expense Peers.

The Board noted that LifePath 2045 Master Portfolio’s contractual advisory fee rate ranked four out of four funds relative to LifePath 2045 Portfolio’s Expense Peers. The Board also noted, however, that the Master Portfolio’s actual advisory fee rate ranked one out of four funds relative to the Portfolio’s Expense Peers. Since the varying fee structures for fund of funds can limit the value of advisory fee comparisons, the Board also compared the total net operating expense ratios for the various funds. In this comparison, the Board noted that the Portfolio’s total net operating expense ratio ranked in the second quartile relative to the Portfolio’s Expense Peers.

The Board noted that LifePath 2055 Master Portfolio’s contractual advisory fee rate ranked two out of three funds relative to LifePath 2055 Portfolio’s Expense Peers. Since the varying fee structures for fund of funds can limit the value of advisory fee comparisons, the Board also compared the total net operating expense ratios for the various funds. In this comparison, the Board noted that the Portfolio’s total net operating expense ratio ranked in the third quartile relative to the Portfolio’s Expense Peers.

The Board also noted that, with respect to each Master Portfolio, BlackRock has contractually agreed to waive its advisory fee at the Master Portfolio level in an amount equal to the advisory and administration fees, if any, received by it or its affiliates from funds in which the Master Portfolios invest, and that BlackRock and its affiliates have contractually agreed to reimburse or otherwise compensate each Master Portfolio/Portfolio for the fees and expenses of the Independent Board Members, counsel to the Independent Board Members and the Master Portfolio’s/Portfolio’s independent registered public accounting firm.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Master Portfolios and the Portfolios increase, as well as the existence of expense caps, as applicable. The Board also considered the extent to which the Master Portfolios and the Portfolios benefit from such economies and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Master Portfolios and the Portfolios to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the asset level of the Master Portfolios. In its consideration, the Board took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Master Portfolios and the Portfolios, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Master Portfolios and the Portfolios, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that it had considered the investment by BlackRock’s funds in ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Portfolio shares if they believe that the pertinent Portfolio’s and/or Master Portfolio’s fees and expenses are too high or if they are dissatisfied with the performance of the Portfolio.

Conclusion

The Board of the Master Fund, including the Independent Board Members, unanimously approved the continuation of the Agreement between BlackRock and the Master Fund, with respect to each Master Portfolio, for a one-year term ending June 30, 2014. Based upon its evaluation of all of the aforementioned factors in their totality, the Board of the Master Fund, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of each Master Portfolio and its shareholders. The Board of the Fund, including the Independent Board Members, also considered the continuation of the Agreement with respect to each Master Portfolio and found the Agreement to be satisfactory. In arriving at its decision to approve the Agreement, the Board of the Master Fund did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Master Portfolios reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

BLACKROCK FUNDS III	JUNE 30, 2013	81

Disclosure of Investment Advisory Agreement	Active Stock Master Portfolio

The Board of Trustees (the “Board,” and the members of which are referred to as “Board Members”) of Master Investment Portfolio (the “Master Fund”) met in person on April 11, 2013 (the “April Meeting”) and May 21-22, 2013 (the “May Meeting”) to consider the approval of the Master Fund’s investment advisory agreement (the “Agreement”) with BlackRock Fund Advisors (“BlackRock”), the Master Fund’s investment advisor, on behalf of Active Stock Master Portfolio (the “Portfolio”), a series of the Master Fund.

Activities and Composition of the Board

The Board consists of fourteen individuals, twelve of whom are not “interested persons” of the Master Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Portfolio and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Co-Chairs of the Board are each Independent Board Members. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreement

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreement on an annual basis. The Board has four quarterly meetings per year, each extending over two days, and a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreement. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Portfolio by BlackRock, its personnel and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services, risk oversight, compliance and assistance in meeting applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to the Portfolio and its interest holders. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year and/or since inception periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over performance or underperformance against its peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Portfolio for services, such as marketing and distribution, call center and fund accounting; (c) Portfolio operating expenses and how BlackRock allocates expenses to the Portfolio; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Portfolio’s investment objective, policies and restrictions; (e) the Master Fund’s compliance with its Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Portfolio’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment objectives across the open-end fund, exchange-traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

The Board has engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. In addition, the Board requested and BlackRock provided an analysis of fair valuation and stale pricing policies. BlackRock also furnished information to the Board in response to specific questions. These questions covered issues such as BlackRock’s profitability, investment performance and management fee levels. The Board further considered the importance of; (i) organizational and structural variables to investment performance; (ii) rates of portfolio turnover; (iii) BlackRock’s performance accountability for portfolio managers; (iv) marketing support for the funds; (v) services provided to the Portfolio by BlackRock affiliates; and (vi) BlackRock’s oversight of relationships with third party service providers.

Board Considerations in Approving the Agreement

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreement. The Board is engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Portfolio fees and expenses as compared with a peer group of funds as determined by Lipper (“Expense Peers”) and the investment performance of the Portfolio as compared with a peer group of funds as determined by Lipper1; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by the Portfolio to BlackRock; (g) sales and redemption data regarding the Portfolio’s shares; and (h) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

[1]	Lipper ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

82	BLACKROCK FUNDS III	JUNE 30, 2013

Disclosure of Investment Advisory Agreement (continued)	Active Stock Master Portfolio

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreement. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board, including the Independent Board Members, unanimously approved the continuation of the Agreement between BlackRock and the Master Fund with respect to the Portfolio for a one-year term ending June 30, 2014. In approving the continuation of the Agreement, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Portfolio and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Portfolio; (d) the Portfolio’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance comparison as previously discussed; (e) economies of scale; (f) fall-out benefits to BlackRock as a result of its relationship with the Portfolio; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to securities lending, services related to the valuation and pricing of portfolio holdings of the Portfolio, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Portfolio and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Portfolio. Throughout the year, the Board compared Portfolio performance to the performance of a comparable group of mutual funds and/or the performance of a relevant benchmark, if any. The Board met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by the Portfolio’s portfolio management team discussing Portfolio performance and the Portfolio’s investment objective, strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Portfolio’s portfolio management team; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to the Portfolio’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to the Portfolio. BlackRock and its affiliates provide the Portfolio with certain administrative, shareholder and other services (in addition to any such services provided to the Portfolio by third parties) and officers and other personnel as are necessary for the operations of the Portfolio. In particular, BlackRock and its affiliates provide the Portfolio with the following administrative services, including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) assisting with daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; (vi) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger or consolidation of certain open-end funds; and (vii) performing other administrative functions necessary for the operation of the Portfolio, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Portfolio and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Portfolio. In preparation for the April Meeting, the Board worked with its independent legal counsel, BlackRock and Lipper to develop a template for, and was provided with, reports independently prepared by Lipper, which included a comprehensive analysis of the Portfolio’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of the Portfolio as compared to other funds in its applicable Lipper category. The Board was provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review its methodology. The Board and its Performance Oversight and Contract Committee regularly review, and meet with Portfolio management to discuss, the performance of the Portfolio throughout the year.

The Board noted that the Portfolio ranked in the third, second and third quartiles against its Lipper Performance Universe for the one-, three- and five-year periods reported, respectively. The Board and BlackRock reviewed and discussed the reasons for the Portfolio’s underperformance during the one- and five-year periods compared to its Lipper Performance Universe. The Board was informed that, among other things, a large overweight in the information technology sector and significant underweights in the consumer discretionary and financials sectors had an overall negative impact on results. An overweight to the industrials in the

BLACKROCK FUNDS III	JUNE 30, 2013	83

Disclosure of Investment Advisory Agreement (continued)	Active Stock Master Portfolio

value strategies (i.e., the Basic Value strategy and Equity Dividend strategy) also detracted from relative performance, as the sector struggled due to slowing growth in emerging markets and fears of an economic hard landing in China. The underperformance during the one-year period was driven by the positioning of the underlying strategies during this period, with the Equity Dividend strategy being the largest detractor due to its low beta, which had a significant drag on performance during last year’s overall positive market environment.

The Board and BlackRock also discussed BlackRock’s strategy for improving the Portfolio’s performance and BlackRock’s commitment to providing the resources necessary to assist the Portfolio’s portfolio managers and to improve the Portfolio’s performance.

The Board noted that BlackRock has recently made, and continues to make, changes to the organization of BlackRock’s overall portfolio management structure designed to result in strengthened leadership teams.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Portfolio: The Board, including the Independent Board Members, reviewed the Portfolio’s contractual advisory fee rate compared with the other funds in its Lipper category. The contractual advisory fee rate is shown before taking into account any reimbursements or fee waivers. The Board also compared the Portfolio’s total net operating expense ratio, as well as actual advisory fee rate, to those of other funds in its Lipper category. The total net operating expense ratio and actual advisory fee rate both give effect to any expense reimbursements or fee waivers that benefit the funds. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Portfolio. The Board reviewed BlackRock’s profitability with respect to the Portfolio and other funds the Board currently oversees for the year ended December 31, 2012 compared to available aggregate profitability data provided for the two prior years. The Board reviewed BlackRock’s profitability with respect to certain other fund complexes managed by BlackRock and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by BlackRock, the types of funds managed, precision of expense allocations and business mix. As a result, comparing profitability is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management and the relative product mix.

In addition, the Board considered the cost of the services provided to the Portfolio by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Portfolio and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of the Portfolio. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board.

The Board noted that the Portfolio’s contractual advisory fee rate ranked in the first quartile relative to the Portfolio’s Expense Peers. The Board also noted that the Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Portfolio increases above certain contractually specified levels. The Board further noted that BlackRock and its affiliates have contractually agreed to reimburse or otherwise compensate the Portfolio for the fees and expenses of the Independent Board Members, counsel to the Independent Board Members and the Portfolio’s independent registered public accounting firm.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Portfolio increase, as well as the existence of expense caps, as applicable. The Board also considered the extent to which the Portfolio benefits from such economies and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Portfolio to participate in these economies of scale, for example through the use of revised breakpoints in the advisory fee based upon the asset level of the Portfolio. In its consideration, the Board took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Portfolio, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Portfolio, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that it had considered the investment by BlackRock’s funds in ETFs without any offset against the management fees payable by the funds to BlackRock.

84	BLACKROCK FUNDS III	JUNE 30, 2013

Disclosure of Investment Advisory Agreement (concluded)	Active Stock Master Portfolio

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders of a fund are able to redeem their shares if they believe that the fund’s fees and expenses are too high or if they are dissatisfied with the performance of the fund.

Conclusion

The Board, including the Independent Board Members, unanimously approved the continuation of the Agreement between BlackRock and the Master Fund, with respect to the Portfolio, for a one-year term ending June 30, 2014. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of the Portfolio and its interest holders. In arriving at its decision to approve the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Portfolio reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

BLACKROCK FUNDS III	JUNE 30, 2013	85

Officers and Trustees

Ronald W. Forbes, Co-Chairman of the Board and Trustee

Rodney D. Johnson, Co-Chairman of the Board and Trustee

Paul L. Audet, Trustee

David O. Beim, Trustee

Henry Gabbay, Trustee

Dr. Matina S. Horner, Trustee

Herbert I. London, Trustee

Ian A. MacKinnon, Trustee

Cynthia A. Montgomery, Trustee

Joseph P. Platt, Trustee

Robert C. Robb, Jr., Trustee

Toby Rosenblatt, Trustee

Kenneth L. Urish, Trustee

Frederick W. Winter, Trustee

John M. Perlowski, President and Chief Executive Officer

Richard Hoerner, CFA, Vice President

Brendan Kyne, Vice President

Christopher Stavrakos, CFA, Vice President

Neal Andrews, Chief Financial Officer

Jay Fife, Treasurer

Brian Kindelan, Chief Compliance Officer and Anti-Money Laundering Officer

Benjamin Archibald, Secretary

Investment Advisor

BlackRock Fund Advisors

San Francisco, CA 94105

Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Custodian and Accounting Agent

State Street Bank and Trust Company

Boston, MA 02110

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, NY 10017

Address of the Trust

400 Howard Street

San Francisco, CA 94105

86	BLACKROCK FUNDS III	JUNE 30, 2013

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the LifePath Portfolios’ websites or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the LifePath Portfolio’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1)	Access the BlackRock website at
http://www.blackrock.com/edelivery

2)	Select “eDelivery” under the “More Information” section

3)	Log into your account

Householding

The LifePath Portfolios will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the LifePath Portfolios at (800) 441-7762.

Availability of Quarterly Schedule of Investments

Each LifePath Portfolio/LifePath Master Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each LifePath Portfolio’s/LifePath Master Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. Each LifePath Portfolio’s/LifePath Master Portfolio’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that each LifePath Portfolio/LifePath Master Portfolio use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how each LifePath Portfolio/LifePath Master Portfolio voted proxies relating to securities held in each LifePath Portfolio’s/LifePath Master Portfolio’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BLACKROCK FUNDS III	JUNE 30, 2013	87

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

88	BLACKROCK FUNDS III	JUNE 30, 2013

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock ACWI ex-US Index Fund

BlackRock All-Cap Energy & Resources Portfolio

BlackRock Basic Value Fund

BlackRock Capital Appreciation Fund

BlackRock Commodity Strategies Fund

BlackRock Disciplined Small Cap Core Fund

BlackRock Emerging Markets Fund

BlackRock Emerging Markets Dividend Fund

BlackRock Emerging Markets Long/Short Equity Fund

BlackRock Energy & Resources Portfolio

BlackRock Equity Dividend Fund

BlackRock EuroFund

BlackRock Flexible Equity Fund

BlackRock Focus Growth Fund

BlackRock Global Dividend Income Portfolio

BlackRock Global Long/Short Equity Fund

BlackRock Global Opportunities Portfolio

BlackRock Global SmallCap Fund

BlackRock Health Sciences Opportunities Portfolio

BlackRock India Fund

BlackRock International Fund

BlackRock International Index Fund

BlackRock International Opportunities Portfolio

BlackRock Large Cap Core Fund

BlackRock Large Cap Core Plus Fund

BlackRock Large Cap Growth Fund

BlackRock Large Cap Value Fund

BlackRock Latin America Fund

BlackRock Long-Horizon Equity Fund

BlackRock Mid-Cap Growth Equity Portfolio

BlackRock Mid Cap Value Opportunities Fund

BlackRock Natural Resources Trust

BlackRock Pacific Fund

BlackRock Real Estate Securities Fund

BlackRock Russell 1000 Index Fund

BlackRock Science & Technology Opportunities Portfolio

BlackRock Small Cap Growth Equity Portfolio

BlackRock Small Cap Growth Fund II

BlackRock Small Cap Index Fund

BlackRock S&P 500 Stock Fund

BlackRock U.S. Opportunities Portfolio

BlackRock Value Opportunities Fund

BlackRock World Gold Fund

Taxable Fixed Income Funds

BlackRock Bond Index Fund

BlackRock Core Bond Portfolio

BlackRock CoreAlpha Bond Fund

BlackRock Emerging Market Local Debt Portfolio

BlackRock Floating Rate Income Portfolio

BlackRock Global Long/Short Credit Fund

BlackRock GNMA Portfolio

BlackRock High Yield Bond Portfolio

BlackRock Inflation Protected Bond Portfolio

BlackRock International Bond Portfolio

BlackRock Investment Grade Bond Portfolio

BlackRock Low Duration Bond Portfolio

BlackRock Secured Credit Portfolio

BlackRock Short Obligations Fund

BlackRock Short-Term Treasury Fund

BlackRock Strategic Income Opportunities Portfolio

BlackRock Total Return Fund

BlackRock U.S. Government Bond Portfolio

BlackRock U.S. Mortgage Portfolio

BlackRock Ultra-Short Obligations Fund

BlackRock World Income Fund

Municipal Fixed Income Funds

BlackRock California Municipal Bond Fund

BlackRock High Yield Municipal Fund

BlackRock Intermediate Municipal Fund

BlackRock National Municipal Fund

BlackRock New Jersey Municipal Bond Fund

BlackRock New York Municipal Bond Fund

BlackRock Pennsylvania Municipal Bond Fund

BlackRock Short-Term Municipal Fund

Mixed Asset Funds

BlackRock Balanced Capital Fund	LifePath Active Portfolios		LifePath Index Portfolios
BlackRock Emerging Market Allocation Portfolio	2015	2040	Retirement	2040
BlackRock Global Allocation Fund	2020	2045	2020	2045
BlackRock Managed Volatility Portfolio	2025	2050	2025	2050
BlackRock Multi-Asset Income Portfolio	2030	2055	2030	2055
BlackRock Multi-Asset Real Return Fund	2035		2035
BlackRock Strategic Risk Allocation Fund

BlackRock Prepared Portfolios	LifePath Portfolios
Conservative Prepared Portfolio	Retirement	2040
Moderate Prepared Portfolio	2020	2045
Growth Prepared Portfolio	2025	2050
Aggressive Growth Prepared Portfolio	2030	2055
	2035

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

BLACKROCK FUNDS III	JUNE 30, 2013	89

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless accompanied or preceded by that Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Investment in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity and the possibility of substantial volatility due to adverse political, economic or other developments.

LPincre-6/13-SAR

JUNE 30, 2013

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock Funds III

➢	LifePath® Retirement Portfolio
➢	LifePath 2020 Portfolio®
➢	LifePath 2030 Portfolio®
➢	LifePath 2040 Portfolio®
➢	LifePath® 2050 Portfolio

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	BLACKROCK FUNDS III	JUNE 30, 2013

Dear Shareholder

One year ago, risk assets (such as equities) were on the rise as weakening global economic data spurred increasing optimism that the world’s largest central banks would intervene to stimulate growth. This theme, along with the European Central Bank’s (“ECB’s”) firm commitment to preserve the euro currency bloc, drove most asset classes higher through the summer of 2012. The much-anticipated monetary stimulus ultimately came in September when the ECB and the US Federal Reserve announced their plans for increasing global liquidity.

Although financial markets worldwide were buoyed by these aggressive policy actions, risk assets weakened later in the fall of 2012. Global trade slowed as many European countries fell into recession and growth continued to decelerate in China. In the United States, stocks slid on lackluster corporate earnings, and volatility rose in advance of the US Presidential election. In the post-election environment, investors became increasingly concerned about the “fiscal cliff” of tax increases and spending cuts that had been scheduled to take effect at the beginning of 2013. High levels of global market volatility persisted through year-end due to fears that bipartisan gridlock would preclude a timely resolution, putting the US economy at high risk for recession. As 2013 began, the worst of the fiscal cliff was averted with a last-minute tax deal.

Investors shook off the nerve-wracking finale to 2012 and the New Year started with a powerful relief rally. Money that had been pulled to the sidelines amid year-end tax-rate uncertainty poured back into the markets in January. Key indicators signaling modest but broad-based improvements in the world’s major economies underpinned the rally. Underlying this aura of comfort was the absence of negative headlines from Europe. Global equities surged, while rising US Treasury yields pressured high quality fixed income assets. (Bond prices move inversely with yields.)

However, February brought a slowdown in global economic momentum and investors toned down their risk appetite. In the months that followed, US equities outperformed international markets, as the US economic recovery showed greater stability compared to most other regions. Slow, but positive growth in the United States was sufficient to support corporate earnings, while uncomfortably high unemployment reinforced investors’ expectations that the US Federal Reserve would keep interest rates low. US equities moved higher through the spring, with major indices notching a string of all-time highs until finally peaking in late May. Markets abruptly reversed course on May 22 when the US Federal Reserve hinted at a gradual pull-back on monetary policy accommodation. Volatility picked up considerably after this announcement and risk assets broadly slid through the remainder of the period.

Volatility has been higher in financial markets outside the United States in 2013. International equities weakened in the middle of the first quarter when political instability in Italy and a severe banking crisis in Cyprus reminded investors that the eurozone was still vulnerable to a number of macro risks. A poor outlook for European economies already mired in recession further dampened sentiment. Emerging markets significantly lagged the rest of the world as growth in these economies (particularly China and Brazil) fell short of expectations.

Despite recent weakness, most risk asset classes generated positive returns for the 6- and 12-month periods ended June 30, 2013, while high quality fixed income assets posted modestly negative results. US equities were particularly strong. International equities also performed well, although rising uncertainty in Europe resulted in less impressive gains for the last six months. Emerging markets were especially hurt by slowing growth and concerns about a shrinking global money supply. US Treasury yields remained low from a historical perspective, but were highly volatile and rose sharply in the final two months of the period amid concerns about monetary policy tightening. In this volatile rate environment, US Treasury and investment grade corporate bond prices declined. Returns on high yield and tax-exempt municipal bonds, which had benefited from supportive market conditions during most of the period, were also weighed down by the recent spike in rates. Short-term interest rates, however, remained near zero, keeping yields on money market securities near historical lows.

Market conditions remain volatile, and investors still face a number of uncertainties in the current environment. At BlackRock, we believe investors need to think globally and extend their scope across a broader array of asset classes in a portfolio that moves freely as market conditions change over time. We encourage you to talk with your financial advisor and visit www.blackrock.com for further insight about investing in today’s world.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

“Despite recent weakness, most risk asset classes generated positive returns for the 6- and 12-month periods ended June 30, 2013, while high quality fixed income assets posted modestly negative results.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of June 30, 2013
	6-month	12-month
US large cap equities (S&P 500® Index)	13.82%	20.60%
US small cap equities (Russell 2000® Index)	15.86	24.21
International equities (MSCI Europe, Australasia, Far East Index)	4.10	18.62
Emerging market equities (MSCI Emerging Markets Index)	(9.57)	2.87
3-month Treasury bill (BofA Merrill Lynch 3-Month US Treasury Bill Index)	0.04	0.11
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	(4.88)	(4.21)
US investment grade bonds (Barclays US Aggregate Bond Index)	(2.44)	(0.69)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	(2.55)	0.51
US high yield bonds (Barclays US Corporate High Yield 2% Issuer Capped Index)	1.42	9.49
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Portfolio Summary as of June 30, 2013	LifePath Portfolios

Portfolio Management Commentary

How did each Portfolio perform?

•

All share classes of the LifePath Portfolios with target dates of 2020, 2030, 2040 and 2050 and the LifePath Retirement Portfolio (altogether, the “LifePath Portfolios”) invest in their respective LifePath Master Portfolio.

•

Effective April 30, 2013, the LifePath Retirement Portfolio’s primary benchmark, the Russell 3000® Index, was replaced by the Barclays US Aggregate Index, because BlackRock Fund Advisors (“BFA”) believes that the Barclays US Aggregate Index more closely reflects the LifePath Portfolio’s holdings based on its position in the glide path. Effective April 30, 2013, the LifePath Portfolio’s with target dates of 2020, 2030, 2040 and 2050 primary benchmark, the Russell 3000® Index, was replaced by the Russell 1000® Index, because BFA believes that the Russell 1000® Index more closely reflects the LifePath Portfolio’s holdings based on its position in the glide path. For the six-month period ended June 30, 2013, all of the LifePath Portfolios underperformed their respective custom benchmarks. The returns for the LifePath Portfolios include Portfolio expenses. The custom benchmarks have no expenses associated with performance.

What factors influenced performance?

•

Equity markets generally outperformed fixed income markets during the period. As such, the LifePath Portfolios with longer time horizons generated higher returns on an absolute basis given their larger allocations to equity investments.

•

The LifePath Portfolios underperformed relative to their respective custom benchmarks due to their investment in the Active Stock Master Portfolio (“Active Stock”). Active Stock was held in larger proportions and therefore had a greater impact in terms of relative performance comparisons in the longer-dated LifePath Portfolios. Active Stock invests in BlackRock’s Scientific Active Large Cap Equity strategy and four fundamental active large cap equity strategies including Large Cap Growth, Fundamental Large Cap Growth, Basic Value and Equity Dividend. On an absolute basis, all of the strategies delivered strong positive returns for the period as equity markets generally performed well for the period. However, sector allocation decisions and individual stock selection in the Equity Dividend, Large Cap Growth and Fundamental Large Cap Growth strategies resulted in Active Stock’s underperformance relative to its benchmark, the Russell 1000® Index. In Equity Dividend, an overweight in materials and stock selection in both materials and information technology (“IT”) detracted from relative results. The Large Cap Growth and Fundamental Large Cap Growth strategies underperformed due to individual stock selection within the health care and consumer staples sectors, underweight allocations to IT and financials, and due to overweight allocations to health care, particularly within the biotechnology industry as well as consumer staples.

•

Also detracting from the performance of the LifePath Portfolios relative to their custom reference benchmarks was their position in the BlackRock Commodity Strategies Fund (“Commodity Strategies”), which invests in commodity-related equities and commodity futures contracts. In the equity portion of Commodity Strategies, holdings in gold and mining stocks hurt returns as gold prices fell nearly 30% during the period while industrial metal prices fell by almost 20%. Underperformance in the commodity futures contracts segment was a result of transaction costs.

•

The LifePath Portfolios’ investment in CoreAlpha Bond Master Portfolio (“CoreAlpha Bond”), which is held in larger proportions in the shorter-dated LifePath Portfolios, also detracted from performance. All fixed income sectors were negatively impacted by high interest rate volatility in the final two months of the period sparked by fears that the US Federal Reserve would taper its bond-buying stimulus program earlier than expected. The largest detractor from CoreAlpha Bond’s performance was an overweight to agency mortgage-backed securities (“MBS”). The agency MBS sector was one of the biggest beneficiaries of the stimulus program, and so it follows that it was among the worst performers once investors’ confidence in the continuation of the program was shaken.

•

Contributing positively to the LifePath Portfolios’ performance for the period was the effect of small allocation differences intra-month (within the established tolerance limits) in the LifePath Portfolios’ underlying asset class exposures versus their respective custom benchmarks. During the period of time between each monthly rebalancing of the LifePath Portfolios and their custom benchmarks, such allocation differences in the respective asset classes resulted from market movements and the investment of daily cash flows as the asset size of the LifePath Portfolios continues to grow.

Describe recent portfolio activity.

•

Each LifePath Portfolio has its own time horizon, which affects its acceptable level of risk and, in turn, the strategic allocation of its holdings across asset classes. On a quarterly basis, the strategic allocation of each LifePath Portfolio is systematically adjusted to reflect the shareholders’ remaining investment time horizon. During the period, the LifePath Portfolios were rebalanced in accordance with their updated strategic allocations, and daily cash flows were allocated to the underlying funds and instruments as appropriate.

Describe portfolio positioning at period end.

•	At period end, each of the LifePath Portfolios was invested according to its respective strategic allocation benchmark within tolerance limits.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	BLACKROCK FUNDS III	JUNE 30, 2013

LifePath Portfolios

Glidepath Evolution

Under normal circumstances, the asset allocation of each LifePath Portfolio (the “Portfolio” or “each Portfolio”) will change over time according to a “glidepath” as each of the Portfolios approaches its respective target date. The glidepath represents the shifting of asset classes over time. Each Portfolio’s asset mix becomes more conservative prior to retirement as time elapses. This reflects the need for reduced investment risks as retirement approaches and the need for lower volatility of each Portfolio, which may be a primary source of income after retirement. As each Portfolio approaches its target date, its asset allocation will shift so that each Portfolio invests a greater percentage of its assets in fixed income funds. The asset allocation targets are established by a committee of BlackRock investment professionals that includes the portfolio managers. The investment team, including the portfolio managers and this investment committee, meets regularly to assess market conditions, review the asset allocation targets of each Portfolio, and determine whether any changes are required to enable each Portfolio to achieve its investment objective.

Although the asset allocation targets listed for the glidepath are general, long-term targets, BlackRock investment professionals may periodically adjust the proportion of equity and fixed income funds in each Portfolio, based on an assessment of the current market conditions, the potential contribution of each asset class to the expected risk and return characteristics of each Portfolio, reallocations of each Portfolio’s composition to reflect intra-year movement along the glidepath and other factors. In general, such adjustments will be limited, however, BlackRock investment professionals may determine that a greater degree of variation is warranted to protect each Portfolio or achieve each Portfolio’s investment objective.

BLACKROCK FUNDS III	JUNE 30, 2013	5

LifePath® Retirement Portfolio

Investment Objective

LifePath® Retirement Portfolio’s investment objective is to be managed for investors seeking income and moderate long-term growth of capital.

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, transaction costs and other operating expenses, including advisory fees, if any. Institutional Shares do not have a sales charge.

[2]

The LifePath Portfolio compares its performance to that of a customized weighted index (the “LifePath Retirement Portfolio Custom Benchmark”), comprised of the indexes indicated below, and reflecting the investment advisor’s changes of the benchmarks’ weightings over time. The investment advisor adjusts the weightings of these indexes periodically with its evaluation and adjustment of the LifePath Portfolio’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

[3]

The Barclays US Aggregate Bond Index replaced the Russell 3000® Index, which is comprised of the Russell 1000® Index and Russell 2000® Index, on April 30, 2013. Effective April 30, 2013, the LifePath Retirement Portfolio’s primary benchmark, the Russell 3000® Index, was replaced by the Barclays US Aggregate Index, because BFA believes that the Barclays US Aggregate Index more closely reflects the LifePath Portfolio’s holdings based on its position in the glide path.

Period	Barclays US Aggregate Bond Index	Barclays US Treasury Inflation Protected Securities (TIPS) Index	Cohen & Steers Realty Majors Index	Dow Jones-UBS Commodity Index[4]	FTSE EPRA/NAREIT Developed Real Estate Index	MSCI ACWI ex-US IMI Index	MSCI EAFE Index	Russell 1000® Index	Russell 2000® Index	S&P MidCap 400® Index	S&P 500® Index	S&P SmallCap 600® Index
7/01/03 to 6/30/04	65.0%	N/A	N/A	N/A	N/A	N/A	8.8%	N/A	N/A	2.3%	21.8%	2.1%
7/01/04 to 6/30/05	65.0	N/A	N/A	N/A	N/A	N/A	8.6	N/A	N/A	2.4	21.5	2.5
7/01/05 to 6/30/06	58.5	5.1%	1.3%	N/A	N/A	N/A	9.2	N/A	N/A	3.6	20.5	1.8
7/01/06 to 6/30/07	52.2	9.9	2.8	N/A	N/A	N/A	10.2	N/A	N/A	3.6	19.5	1.8
7/01/07 to 6/30/08	52.8	9.2	2.7	N/A	N/A	11.0%	N/A	N/A	N/A	3.7	18.8	1.8
7/01/08 to 6/30/09	53.0	9.0	N/A	N/A	2.0%	11.3	N/A	N/A	N/A	4.5	18.1	2.1
7/01/09 to 6/30/10	52.9	9.1	N/A	N/A	1.5	10.7	N/A	N/A	N/A	4.9	18.7	2.2
7/01/10 to 6/30/11	53.0	9.1	N/A	N/A	0.9	10.9	N/A	N/A	N/A	4.9	19.1	2.1
7/01/11 to 6/30/12	52.9	9.0	N/A	N/A	0.5	11.7	N/A	19.8%	3.9%	0.4	1.6	0.2
7/01/12 to 6/30/13	52.9	9.1	N/A	2.8%	0.2	10.5	N/A	20.3	4.2	N/A	N/A	N/A

[4]	As of October 1, 2012, each LifePath Portfolio added a new component, the Dow Jones-UBS Commodity index, to the composite benchmark against which it measures its performance.

See “About Portfolio Performance” on page 16 for descriptions of the indexes.

6	BLACKROCK FUNDS III	JUNE 30, 2013

LifePath® Retirement Portfolio

Performance Summary for the Period Ended June 30, 2013

		Average Annual Total Returns
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	0.16%	4.49%	N/A	4.91%	N/A	5.17%	N/A
Investor A	(0.02)	4.18	(1.29)%	4.64	3.52%	4.91	4.34%
Investor C	(0.42)	3.34	2.35	3.80	3.80	4.27	4.27
Class K	0.32	4.87	N/A	5.24	N/A	5.45	N/A
Class R	(0.17)	4.01	N/A	4.33	N/A	4.71	N/A
Barclays US Aggregate Bond Index	(2.44)	(0.69)	N/A	5.19	N/A	4.52	N/A
Barclays US TIPS Index	(7.39)	(4.78)	N/A	4.41	N/A	5.19	N/A
Dow Jones-UBS Commodity Index	(10.47)	(8.01)	N/A	(11.61)	N/A	2.39	N/A
FTSE EPRA/NAREIT Developed Real Estate Index	2.02	13.50	N/A	3.82	N/A	N/A	N/A
LifePath Retirement Portfolio Custom Benchmark	0.90	5.08	N/A	5.36	N/A	5.91	N/A
MSCI ACWI ex-US IMI Index	0.18	13.91	N/A	(0.41)	N/A	8.95	N/A
Russell 1000® Index	13.91	21.24	N/A	7.12	N/A	7.67	N/A
Russell 2000® Index	15.86	24.21	N/A	8.77	N/A	9.53	N/A

N/A — Not applicable as share class and index do not have a sales charge or the index does not have a return for the period.

Past performance is not indicative of future results.

BLACKROCK FUNDS III	JUNE 30, 2013	7

LifePath 2020 Portfolio®

Investment Objective

LifePath 2020 Portfolio’s® investment objective is to be managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2020.

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, transaction costs and other operating expenses, including advisory fees, if any. Institutional Shares do not have a sales charge.

[2]

The LifePath Portfolio compares its performance to that of a customized weighted index (the “LifePath 2020 Portfolio Custom Benchmark”), comprised of the indexes indicated below, and reflecting the investment advisor’s changes of the benchmarks’ weightings over time. The investment advisor adjusts the weightings of these indexes periodically with its evaluation and adjustment of the LifePath Portfolio’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

[3]

The Russell 1000® Index replaced the Russell 3000® Index, which is comprised of the Russell 1000® Index and Russell 2000® Index, on April 30, 2013. Effective April 30, 2013, the LifePath Portfolio’s primary benchmark, the Russell 3000® Index, was replaced by the Russell 1000® Index, because BFA believes that the Russell 1000® Index more closely reflects the LifePath Portfolio’s holdings based on its position in the glide path.

Period	Barclays US Aggregate Bond Index	Barclays US Treasury Inflation Protected Securities (TIPS) Index	Cohen & Steers Realty Majors Index	Dow Jones-UBS Comm odity Index[4]	FTSE EPRA/NAREIT Devel oped Real Estate Index	MSCI ACWI ex-US IMI Index	MSCI EAFE Index	Russell 1000® Index	Russell 2000® Index	S&P MidCap 400® Index	S&P 500® Index	S&P SmallCap 600® Index
7/01/03 to 6/30/04	35.9%	N/A	N/A	N/A	N/A	N/A	15.5%	N/A	N/A	3.3%	42.3%	3.0%
7/01/04 to 6/30/05	34.8	N/A	N/A	N/A	N/A	N/A	15.8	N/A	N/A	3.1	43.1	3.2
7/01/05 to 6/30/06	32.0	2.6%	2.1%	N/A	N/A	N/A	16.2	N/A	N/A	5.2	39.4	2.5
7/01/06 to 6/30/07	29.2	5.1	4.4	N/A	N/A	N/A	17.0	N/A	N/A	5.4	36.1	2.8
7/01/07 to 6/30/08	30.5	5.0	4.5	N/A	N/A	17.9%	N/A	N/A	N/A	5.5	33.9	2.7
7/01/08 to 6/30/09	32.7	5.3	N/A	N/A	4.5%	18.0	N/A	N/A	N/A	5.9	30.8	2.8
7/01/09 to 6/30/10	34.5	5.6	N/A	N/A	4.7	16.5	N/A	N/A	N/A	5.9	30.1	2.7
7/01/10 to 6/30/11	36.0	5.8	N/A	N/A	3.7	16.5	N/A	N/A	N/A	5.6	30.0	2.4
7/01/11 to 6/30/12	37.9	6.1	N/A	N/A	3.4	16.5	N/A	29.6%	3.4%	0.5	2.4	0.2
7/01/12 to 6/30/13	39.9	6.5	N/A	2.8%	3.0	15.0	N/A	29.2	3.6	N/A	N/A	N/A

[4]	As of October 1, 2012, each LifePath Portfolio added a new component, the Dow Jones-UBS Commodity index, to the composite benchmark against which it measures its performance.

See “About Portfolio Performance” on page 16 for descriptions of the indexes.

8	BLACKROCK FUNDS III	JUNE 30, 2013

LifePath 2020 Portfolio®

Performance Summary for the Period Ended June 30, 2013

		Average Annual Total Returns
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	1.38%	6.94%	N/A	4.06%	N/A	5.74%	N/A
Investor A	1.27	6.76	1.15%	3.81	2.70%	5.49	4.92%
Investor C	0.90	5.94	4.94	2.91	2.91	4.83	4.83
Class K	1.59	7.40	N/A	4.43	N/A	6.01	N/A
Class R	1.17	6.45	N/A	3.43	N/A	5.26	N/A
Barclays US Aggregate Bond Index	(2.44)	(0.69)	N/A	5.19	N/A	4.52	N/A
Barclays US TIPS Index	(7.39)	(4.78)	N/A	4.41	N/A	5.19	N/A
Dow Jones-UBS Commodity Index	(10.47)	(8.01)	N/A	(11.61)	N/A	2.39	N/A
FTSE EPRA/NAREIT Developed Real Estate Index	2.02	13.50	N/A	3.82	N/A	N/A	N/A
LifePath 2020 Portfolio Custom Benchmark	2.53	7.99	N/A	4.90	N/A	6.59	N/A
MSCI ACWI ex-US IMI Index	0.18	13.91	N/A	(0.41)	N/A	8.95	N/A
Russell 1000® Index	13.91	21.24	N/A	7.12	N/A	7.67	N/A
Russell 2000® Index	15.86	24.21	N/A	8.77	N/A	9.53	N/A

N/A — Not applicable as share class and index do not have a sales charge or the index does not have a return for the period.

Past performance is not indicative of future results.

BLACKROCK FUNDS III	JUNE 30, 2013	9

LifePath 2030 Portfolio®

Investment Objective

LifePath 2030 Portfolio’s® investment objective is to be managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2030.

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, transaction costs and other operating expenses, including advisory fees, if any. Institutional Shares do not have a sales charge.

[2]

The LifePath Portfolio compares its performance to that of a customized weighted index (the “LifePath 2030 Portfolio Custom Benchmark”), comprised of the indexes indicated below, and reflecting the investment advisor’s changes of the benchmarks’ weightings over time. The investment advisor adjusts the weightings of these indexes periodically with its evaluation and adjustment of the LifePath Portfolio’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

[3]

The Russell 1000® Index replaced the Russell 3000® Index, which is comprised of the Russell 1000® Index and Russell 2000® Index, on April 30, 2013. Effective April 30, 2013, the LifePath Portfolio’s primary benchmark, the Russell 3000® Index, was replaced by the Russell 1000® Index, because BFA believes that the Russell 1000® Index more closely reflects the LifePath Portfolio’s holdings based on its position in the glide path.

Period	Barclays US Aggr egate Bond Index	Barclays US Treasury Inflation Protected Securities (TIPS) Index	Cohen & Steers Realty Majors Index	Dow Jones-UBS Comm odity Index[4]	FTSE EPRA/NAREIT Devel oped Real Estate Index	MSCI ACWI ex-US IMI Index	MSCI EAFE Index	Russell 1000® Index	Russell 2000® Index	S&P MidCap 400® Index	S&P 500® Index	S&P SmallCap 600® Index
7/01/03 to 6/30/04	23.2%	N/A	N/A	N/A	N/A	N/A	18.9%	N/A	N/A	3.8%	50.7%	3.4%
7/01/04 to 6/30/05	21.2	N/A	N/A	N/A	N/A	N/A	19.1	N/A	N/A	3.5	52.7	3.5
7/01/05 to 6/30/06	19.3	1.3%	2.5%	N/A	N/A	N/A	19.5	N/A	N/A	6.0	48.5	2.9
7/01/06 to 6/30/07	17.1	2.7	5.2	N/A	N/A	N/A	20.6	N/A	N/A	6.4	44.7	3.3
7/01/07 to 6/30/08	18.0	2.7	5.5	N/A	N/A	21.7%	N/A	N/A	N/A	6.5	42.4	3.2
7/01/08 to 6/30/09	20.0	2.9	N/A	N/A	6.1%	22.2	N/A	N/A	N/A	6.8	38.8	3.2
7/01/09 to 6/30/10	21.6	3.2	N/A	N/A	7.0	20.6	N/A	N/A	N/A	6.6	38.0	3.0
7/01/10 to 6/30/11	22.6	3.3	N/A	N/A	5.9	20.9	N/A	N/A	N/A	6.2	38.4	2.7
7/01/11 to 6/30/12	24.5	3.6	N/A	N/A	6.0	20.8	N/A	38.4%	2.9%	0.5	3.1	0.2
7/01/12 to 6/30/13	26.7	3.9	N/A	2.9%	5.8	19.6	N/A	38.2	2.9	N/A	N/A	N/A

[4]	As of October 1, 2012, each LifePath Portfolio added a new component, the Dow Jones-UBS Commodity index, to the composite benchmark against which it measures its performance.

See “About Portfolio Performance” on page 16 for descriptions of the indexes.

10	BLACKROCK FUNDS III	JUNE 30, 2013

LifePath 2030 Portfolio®

Performance Summary for the Period Ended June 30, 2013

		Average Annual Total Returns
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	2.86%	9.67%	N/A	3.74%	N/A	5.91%	N/A
Investor A	2.74	9.42	3.67%	3.48	2.37%	5.64	5.07%
Investor C	2.32	8.54	7.54	2.52	2.52	4.98	4.98
Class K	3.02	10.06	N/A	4.13	N/A	6.19	N/A
Class R	2.58	9.10	N/A	3.04	N/A	5.40	N/A
Barclays US Aggregate Bond Index	(2.44)	(0.69)	N/A	5.19	N/A	4.52	N/A
Barclays US TIPS Index	(7.39)	(4.78)	N/A	4.41	N/A	5.19	N/A
Dow Jones-UBS Commodity Index	(10.47)	(8.01)	N/A	(11.61)	N/A	2.39	N/A
FTSE EPRA/NAREIT Developed Real Estate Index	2.02	13.50	N/A	3.82	N/A	N/A	N/A
LifePath 2030 Portfolio Custom Benchmark	4.23	10.98	N/A	4.82	N/A	6.92	N/A
MSCI ACWI ex-US IMI Index	0.18	13.91	N/A	(0.41)	N/A	8.95	N/A
Russell 1000® Index	13.91	21.24	N/A	7.12	N/A	7.67	N/A
Russell 2000® Index	15.86	24.21	N/A	8.77	N/A	9.53	N/A

N/A — Not applicable as share class and index do not have a sales charge or the index does not have a return for the period.

Past performance is not indicative of future results.

BLACKROCK FUNDS III	JUNE 30, 2013	11

LifePath 2040 Portfolio®

Investment Objective

LifePath® 2040 Portfolio’s investment objective is to be managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2040.

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, transaction costs and other operating expenses, including advisory fees, if any. Institutional Shares do not have a sales charge.

[2]

The LifePath Portfolio compares its performance to that of a customized weighted index (the “LifePath 2040 Portfolio Custom Benchmark”), comprised of the indexes indicated below, and reflecting the investment advisor’s changes of the benchmarks’ weightings over time. The investment advisor adjusts the weightings of these indexes periodically with its evaluation and adjustment of the LifePath Portfolio’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

[3]

The Russell 1000® Index replaced the Russell 3000® Index, which is comprised of the Russell 1000® Index and Russell 2000® Index, on April 30, 2013. Effective April 30, 2013, the LifePath Portfolio’s primary benchmark, the Russell 3000® Index, was replaced by the Russell 1000® Index, because BFA believes that the Russell 1000® Index more closely reflects the LifePath Portfolio’s holdings based on its position in the glide path.

Period	Barclays US Aggregate Bond Index	Barclays US Treasury Inflation Protected Securities (TIPS) Index	Cohen & Steers Realty Majors Index	Dow Jones-UBS Comm odity Index[4]	FTSE EPRA/NAREIT Devel oped Real Estate Index	MSCI ACWI ex-US IMI Index	MSCI EAFE Index	Russell 1000® Index	Russell 2000® Index	S&P MidCap 400® Index	S&P 500® Index	S&P SmallCap 600® Index
7/01/03 to 6/30/04	12.1%	N/A	N/A	N/A	N/A	N/A	20.0%	N/A	N/A	4.4%	59.5%	4.0%
7/01/04 to 6/30/05	10.1	N/A	N/A	N/A	N/A	N/A	20.0	N/A	N/A	3.9	62.0	4.0
7/01/05 to 6/30/06	9.1	N/A	2.8%	N/A	N/A	N/A	21.2	N/A	N/A	6.8	56.8	3.3
7/01/06 to 6/30/07	7.7	N/A	5.9	N/A	N/A	N/A	23.5	N/A	N/A	7.2	52.0	3.7
7/01/07 to 6/30/08	8.3	0.1%	6.4	N/A	N/A	18.8%	6.1	N/A	N/A	7.4	49.3	3.6
7/01/08 to 6/30/09	9.5	1.0	N/A	N/A	7.4%	25.7	N/A	N/A	N/A	7.6	45.2	3.6
7/01/09 to 6/30/10	11.0	1.1	N/A	N/A	8.9	24.0	N/A	N/A	N/A	7.1	44.7	3.2
7/01/10 to 6/30/11	11.8	1.2	N/A	N/A	7.7	24.5	N/A	N/A	N/A	6.6	45.3	2.9
7/01/11 to 6/30/12	13.9	1.5	N/A	N/A	8.1	24.2	N/A	45.4%	2.5%	0.6	3.6	0.2
7/01/12 to 6/30/13	16.4	1.7	N/A	2.9%	8.1	23.3	N/A	45.3	2.3	N/A	N/A	N/A

[4]	As of October 1, 2012, each LifePath Portfolio added a new component, the Dow Jones-UBS Commodity index, to the composite benchmark against which it measures its performance.

See “About Portfolio Performance” on page 16 for descriptions of the indexes.

12	BLACKROCK FUNDS III	JUNE 30, 2013

LifePath 2040 Portfolio®

Performance Summary for the Period Ended June 30, 2013

		Average Annual Total Returns
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	3.97%	11.81%	N/A	3.38%	N/A	6.01%	N/A
Investor A	3.89	11.57	5.71%	3.12	2.02%	5.75	5.18%
Investor C	3.51	10.73	9.73	2.13	2.13	5.05	5.05
Class K	4.22	12.27	N/A	3.79	N/A	6.29	N/A
Class R	3.75	11.30	N/A	2.66	N/A	5.48	N/A
Barclays US Aggregate Bond Index	(2.44)	(0.69)	N/A	5.19	N/A	4.52	N/A
Barclays US TIPS Index	(7.39)	(4.78)	N/A	4.41	N/A	5.19	N/A
Dow Jones-UBS Commodity Index	(10.47)	(8.01)	N/A	(11.61)	N/A	2.39	N/A
FTSE EPRA/NAREIT Developed Real Estate Index	2.02	13.50	N/A	3.82	N/A	N/A	N/A
LifePath 2040 Portfolio Custom Benchmark	5.61	13.44	N/A	4.67	N/A	7.13	N/A
MSCI ACWI ex-US IMI Index	0.18	13.91	N/A	(0.41)	N/A	8.95	N/A
Russell 1000® Index	13.91	21.24	N/A	7.12	N/A	7.67	N/A
Russell 2000® Index	15.86	24.21	N/A	8.77	N/A	9.53	N/A

N/A — Not applicable as share class and index do not have a sales charge or the index does not have a return for the period.

Past performance is not indicative of future results.

BLACKROCK FUNDS III	JUNE 30, 2013	13

LifePath® 2050 Portfolio

Investment Objective

LifePath® 2050 Portfolio’s investment objective is to be managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2050.

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, transaction costs and other operating expenses, including advisory fees, if any. Institutional Shares do not have a sales charge.

[2]

The LifePath Portfolio compares its performance to that of a customized weighted index (the “LifePath 2050 Portfolio Custom Benchmark”), comprised of the indexes indicated below, and reflecting the investment advisor’s changes of the benchmarks’ weightings over time. The investment advisor adjusts the weightings of these indexes periodically with its evaluation and adjustment of the LifePath Portfolio’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

[3]

The Russell 1000® Index replaced the Russell 3000® Index, which is comprised of the Russell 1000® Index and Russell 2000® Index, on April 30, 2013. Effective April 30, 2013, the LifePath Portfolio’s primary benchmark, the Russell 3000® Index, was replaced by the Russell 1000® Index, because BFA believes that the Russell 1000® Index more closely reflects the LifePath Portfolio’s holdings based on its position in the glide path.

[4]	Commencement of operations.

Period	Barclays US Aggregate Bond Index	Dow Jones-UBS Commodity Index[5]	FTSE EPRA/NAREIT Developed Real Estate Index	MSCI ACWI ex-US IMI Index	Russell 1000® Index	Russell 2000® Index	S&P MidCap 400® Index	S&P 500® Index	S&P SmallCap 600® Index
6/30/08 to 6/30/09	1.0%	N/A	5.4%	30.0%	N/A	N/A	10.6%	48.0%	5.0%
7/01/09 to 6/30/10	1.0	N/A	10.5	27.2	N/A	N/A	8.2	49.4	3.7
7/01/10 to 6/30/11	1.7	N/A	9.5	27.7	N/A	N/A	7.2	50.8	3.1
7/01/11 to 6/30/12	4.1	N/A	10.1	27.2	51.4%	2.2%	0.6	4.1	0.3
7/01/12 to 6/30/13	7.2	3.0%	10.1	26.4	51.4	1.9	N/A	N/A	N/A

[5]	As of October 1, 2012, each LifePath Portfolio added a new component, the Dow Jones-UBS Commodity index, to the composite benchmark against which it measures its performance.

See “About Portfolio Performance” on page 16 for descriptions of the indexes.

14	BLACKROCK FUNDS III	JUNE 30, 2013

LifePath® 2050 Portfolio

Performance Summary for the Period Ended June 30, 2013

		Average Annual Total Returns
		1 Year		5 Years		Since Inception
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	5.02%	13.70%	N/A	3.30%	N/A	3.30%	N/A
Investor A	4.90	13.44	7.48%	3.04	1.94%	3.04	1.93%
Investor C	4.47	12.58	11.58	2.01	2.01	2.01	2.01
Class K	5.16	14.09	N/A	3.65	N/A	3.65	N/A
Class R	4.71	13.11	N/A	2.54	N/A	2.54	N/A
Barclays US Aggregate Bond Index	(2.44)	(0.69)	N/A	5.19	N/A	5.19	N/A
Dow Jones-UBS Commodity Index	(10.47)	(8.01)	N/A	(11.61)	N/A	(11.61)	N/A
FTSE EPRA/NAREIT Developed Real Estate Index	2.02	13.50	N/A	3.82	N/A	3.82	N/A
LifePath 2050 Portfolio Custom Benchmark	6.79	15.58	N/A	4.77	N/A	4.77	N/A
MSCI ACWI ex-US IMI Index	0.18	13.91	N/A	(0.41)	N/A	(0.41)	N/A
Russell 1000® Index	13.91	21.24	N/A	7.12	N/A	7.12	N/A
Russell 2000® Index	15.86	24.21	N/A	8.77	N/A	8.77	N/A
See “About Fund Performance” on page 16 for further information on how performance was calculated.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

BLACKROCK FUNDS III	JUNE 30, 2013	15

About Portfolio Performance

•	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to eligible investors.

•

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Prior to June 30, 2008 for LifePath 2050 Portfolio, Investor A Shares’ performance results are those of Institutional Shares restated to reflect Investor A Shares’ fees.

•

Investor C Shares are subject to a 1.00% contingent deferred sales charge (“CDSC”) if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. Prior to May 3, 2010, Investor C Shares’ performance results are those of Institutional Shares restated to reflect Investor C Shares’ fees.

•

Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Prior to May 30, 2008 for LifePath Retirement, LifePath 2020, LifePath 2030 and LifePath 2040 Portfolios and June 30, 2008 for LifePath 2050 Portfolio, Class K Shares’ performance results are those of Institutional Shares restated to reflect Class K Shares’ fees.

•

Class R Shares are not subject to any sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans. Prior to May 3, 2010, Class R Shares’ performance results are those of Institutional Shares restated to reflect Class R Shares’ fees.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Figures shown in each of the performance tables on the previous pages assume reinvestment of all dividends and distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Dividends paid to each class of shares will vary because of the different levels of administration and distribution fees applicable to each class, which are deducted from the income available to be paid to shareholders. The LifePath Portfolios’ administrator waived and/or reimbursed a portion of each LifePath Portfolio’s expenses. Without such waiver, each LifePath Portfolio’s performance would have been lower.

The Russell 3000® Index is comprised of the Russell 1000® Index and the Russell 2000® Index, which together represent approximately 98% of the total US equity market. The Russell 1000® Index is an unmanaged index that measures the performance of the large-cap segment of the US equity universe and covers approximately 1000 of the largest securities based on a combination of their market capitalization and current index membership of the US markets. The Barclays US Aggregate Bond Index is an unmanaged market weighted index comprised of investment grade corporate bonds (rated BBB or better), mortgages and US Treasury and government agency securities with at least one year to maturity. The MSCI ACWI ex-US IMI Index is a free float-adjusted market capitalization-weighted index that measures the equity market performance of the developed (excluding the US) and emerging investable market universe. The Dow Jones-UBS Commodity Index (DJ-UBSCI) is a broadly diversified index that allows investors to track commodity futures through a single, simple measure. The FTSE EPRA/NAREIT Developed Real Estate Index is designed to track the performance of listed real estate companies and REITs worldwide. By making the index constituents free-float adjusted, liquidity, size and revenue screened, the series is suitable for use as the basis for investment products, such as derivatives and exchange traded funds (ETFs). Barclays US Treasury Inflation Protected Securities (TIPS) Index is a rules-based, market value-weighted index that tracks inflation-protected securities issued by the US Treasury.

The LifePath Portfolios’ custom benchmarks are hypothetical representations of the performance of the respective LifePath Portfolio’s asset classes according to their weightings as of the most recent quarter-end. The weightings of the various indexes that are included in the LifePath Portfolios’ custom benchmarks are adjusted quarterly to reflect the LifePath Portfolios’ changing asset allocations over time. As of June 30, 2013, the following indexes are used to calculate the LifePath Portfolios’ custom benchmarks: Barclays US Aggregate Bond Index, Barclays US TIPS Index, Dow Jones-UBS Commodity Index, MSCI ACWI ex-US IMI Index, FTSE EPRA/NAREIT Developed Real Estate Index, Russell 1000® Index and Russell 2000® Index.

16	BLACKROCK FUNDS III	JUNE 30, 2013

Derivative Financial Instruments

Active Stock may invest in various derivative financial instruments, including financial futures contracts, as specified in Note 4 of the Master Portfolios’ Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market and/or equity risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. Active Stock’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require Active Stock to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation Active Stock can realize on an investment, may result in lower dividends paid to shareholders or may cause Active Stock to hold an investment that it might otherwise sell. Active Stock’s investments in these instruments are discussed in detail in the Master Portfolios’ Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2013	17

Disclosure of Expenses

Shareholders of each LifePath Portfolio may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including administration fees, service and distribution fees, including 12b-1 fees, and other portfolio expenses. The expense examples shown below (which are based on a hypothetical investment of $1,000 invested on January 1, 2013 and held through June 30, 2013) are intended to assist shareholders both in calculating expenses based on an investment in a LifePath Portfolio and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their LifePath Portfolio and their share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on each LifePath Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in a LifePath Portfolio and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Examples
	Actual			Hypothetical[2]
	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During the Period[1]	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During the Period[1]	Annualized Expense Ratio
LifePath® Retirement Portfolio
Institutional	$1,000.00	$1,001.60	$3.72	$1,000.00	$1,021.08	$3.76	0.75%
Investor A	$1,000.00	$998.00	$4.95	$1,000.00	$1,019.84	$5.01	1.00%
Investor C	$1,000.00	$995.80	$8.66	$1,000.00	$1,016.11	$8.75	1.75%
Class K	$1,000.00	$1,003.20	$1.99	$1,000.00	$1,022.81	$2.01	0.40%
Class R	$1,000.00	$998.30	$6.19	$1,000.00	$1,018.60	$6.26	1.25%
LifePath 2020 Portfolio®
Institutional	$1,000.00	$1,013.80	$3.60	$1,000.00	$1,021.22	$3.61	0.72%
Investor A	$1,000.00	$1,012.70	$4.84	$1,000.00	$1,019.97	$4.86	0.97%
Investor C	$1,000.00	$1,009.00	$8.57	$1,000.00	$1,008.12	$8.60	1.72%
Class K	$1,000.00	$1,015.90	$1.85	$1,000.00	$1,022.95	$1.86	0.37%
Class R	$1,000.00	$1,011.70	$6.09	$1,000.00	$1,018.73	$6.11	1.22%
LifePath 2030 Portfolio®
Institutional	$1,000.00	$1,028.60	$3.52	$1,000.00	$1,021.32	$3.51	0.70%
Investor A	$1,000.00	$1,027.40	$4.78	$1,000.00	$1,020.08	$4.76	0.95%
Investor C	$1,000.00	$1,023.20	$8.53	$1,000.00	$1,016.35	$8.50	1.70%
Class K	$1,000.00	$1,030.20	$1.76	$1,000.00	$1,023.06	$1.76	0.35%
Class R	$1,000.00	$1,025.80	$6.03	$1,000.00	$1,018.84	$6.01	1.20%
LifePath 2040 Portfolio®
Institutional	$1,000.00	$1,039.70	$3.44	$1,000.00	$1,021.39	$3.41	0.68%
Investor A	$1,000.00	$1,038.90	$4.70	$1,000.00	$1,020.18	$4.66	0.93%
Investor C	$1,000.00	$1,035.10	$8.48	$1,000.00	$1,016.46	$8.40	1.68%
Class K	$1,000.00	$1,042.20	$1.67	$1,000.00	$1,023.17	$1.66	0.33%
Class R	$1,000.00	$1,037.50	$5.96	$1,000.00	$1,018.94	$5.91	1.18%
LifePath® 2050 Portfolio
Institutional	$1,000.00	$1,050.20	$3.56	$1,000.00	$1,021.39	$3.51	0.70%
Investor A	$1,000.00	$1,049.00	$4.83	$1,000.00	$1,020.11	$4.76	0.94%
Investor C	$1,000.00	$1,044.70	$8.62	$1,000.00	$1,016.38	$8.50	1.70%
Class K	$1,000.00	$1,051.60	$1.73	$1,000.00	$1,023.10	$1.71	0.34%
Class R	$1,000.00	$1,047.10	$6.09	$1,000.00	$1,018.87	$6.01	1.20%

[1]

For each class of the LifePath Portfolio, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Because each LifePath Portfolio invests significantly in a LifePath Master Portfolio, the expense examples reflect the net expenses of both the LifePath Portfolio and the LifePath Master Portfolio in which it invests.

[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

18	BLACKROCK FUNDS III	JUNE 30, 2013

Statements of Assets and Liabilities

June 30, 2013 (Unaudited)	LifePath Retirement Portfolio	LifePath 2020 Portfolio	LifePath 2030 Portfolio	LifePath 2040 Portfolio	LifePath 2050 Portfolio

Assets
Investments at value — from the applicable LifePath Master Portfolio[1]	$548,829,531	$1,106,143,188	$1,012,267,214	$830,645,167	$187,211,361
Capital shares sold receivable.	381,460	1,020,576	695,499	637,707	147,613
Withdrawals receivable from the LifePath Master Portfolio	6,373,007	4,919,802	4,570,834	3,202,520	416,475

Total assets	555,583,998	1,112,083,566	1,017,533,547	834,485,394	187,775,449

Liabilities
Capital shares redeemed payable	6,754,467	5,940,378	5,266,333	3,840,227	564,088
Income dividends payable	75,447	96,917	71,356	36,847	5,397
Administration fees payable.	228,448	458,597	417,160	342,050	74,936
Capital gain distributions payable	68,955	88,385	50,854	21,796	2,204
Service and distribution fees payable	36,690	83,061	72,353	52,281	11,288
Professional fees payable	10,502	10,502	10,502	10,502	10,501

Total liabilities	7,174,509	6,677,840	5,888,558	4,303,703	668,414

Net Assets	$548,409,489	$1,105,405,726	$1,011,644,989	$830,181,691	$187,107,035

Net Assets Consist of
Paid-in capital	$491,758,631	$971,397,399	$914,655,211	$714,168,767	$169,783,152
Distributions in excess of net investment income	(1,358,133)	(2,515,035)	(1,281,341)	(659,217)	(6,022)
Accumulated net realized gain allocated from the LifePath Master Portfolio	14,973,510	11,854,269	9,100,494	13,531,863	9,220,151
Net unrealized appreciation/depreciation allocated from the LifePath Master Portfolio	43,035,481	124,669,093	89,170,625	103,140,278	8,109,754

Net Assets	$548,409,489	$1,105,405,726	$1,011,644,989	$830,181,691	$187,107,035

Net Asset Value
Institutional:
Net assets	$373,882,995	$705,268,271	$658,255,643	$573,803,940	$131,542,640

Shares outstanding[2]	32,051,437	42,914,670	42,508,166	29,974,653	6,594,499

Net asset value	$11.67	$16.43	$15.49	$19.14	$19.95

Investor A:
Net assets	$167,393,079	$389,521,604	$341,399,404	$247,874,656	$53,551,071

Shares outstanding[2]	15,648,869	25,079,818	22,565,476	13,633,510	2,686,039

Net asset value	$10.70	$15.53	$15.13	$18.18	$19.94

Maximum offering price per share (100/94.75 of net asset value)	$11.29	$16.39	$15.97	$19.19	$21.04

Investor C:
Net assets	$176,814	$1,838,904	$1,947,229	$1,544,478	$334,344

Shares outstanding[2]	15,228	112,663	126,915	81,307	16,852

Net asset value	$11.61	$16.32	$15.34	$19.00	$19.84

Class K:
Net assets	$4,247,494	$5,728,310	$7,027,653	$5,171,339	$606,205

Shares outstanding[2]	364,746	349,059	453,747	268,957	30,292

Net asset value	$11.65	$16.41	$15.49	$19.23	$20.01

Class R:
Net assets	$2,709,107	$3,048,637	$3,015,060	$1,787,278	$1,072,775

Shares outstanding[2]	233,401	186,075	195,735	93,742	53,931

Net asset value	$11.61	$16.38	$15.40	$19.07	$19.89

[1] Cost — from the applicable LifePath Master Portfolio	$505,794,050	$981,474,095	$923,096,589	$727,504,889	$179,101,607

[2] No par value, unlimited number of shares authorized.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2013	19

Statements of Operations

Six Months Ended June 30, 2013 (Unaudited)	LifePath Retirement Portfolio	LifePath 2020 Portfolio	LifePath 2030 Portfolio	LifePath 2040 Portfolio	LifePath 2050 Portfolio

Investment Income
Net investment income allocated from the applicable LifePath Master Portfolio:
Dividends — affiliated	$2,387,541	$6,649,174	$7,871,738	$7,620,985	$1,877,686
Securities lending — affiliated — net	13,685	38,707	46,280	35,750	7,142
Income — affiliated	883	1,964	1,629	1,376	358
Interest — affiliated	3,773,309	5,606,088	3,396,884	1,709,880	165,235
Expenses	(1,558,850)	(2,977,907)	(2,635,484)	(2,116,031)	(462,597)
Fees waived	837,681	1,720,672	1,619,747	1,371,830	292,899

Total income	5,454,249	11,038,698	10,300,794	8,623,790	1,880,723

Portfolio Expenses
Administration — Institutional	960,426	1,769,463	1,638,330	1,421,054	303,258
Administration — Investor A	460,210	1,018,053	869,831	626,217	127,477
Administration — Investor C	383	4,051	3,242	3,197	683
Administration — Class K	3,505	5,128	5,888	4,259	542
Administration — Class R	7,146	8,631	6,745	4,917	2,324
Service — Investor A	230,105	509,027	434,916	313,109	63,739
Service and distribution — Investor C	765	8,101	6,485	6,395	1,365
Service and distribution — Class R	7,146	8,632	6,745	4,916	2,324
Professional	9,409	9,409	9,409	9,409	9,409

Total expenses	1,679,095	3,340,495	2,981,591	2,393,473	511,121
Less fees waived by administrator	(9,409)	(9,409)	(9,409)	(9,409)	(9,409)

Total expenses after fees waived	1,669,686	3,331,086	2,972,182	2,384,064	501,712

Net investment income	3,784,563	7,707,612	7,328,612	6,239,726	1,379,011

Realized and Unrealized Gain (Loss) Allocated from the LifePath Master Portfolios
Net realized gain from investments, financial futures contracts, swaps, options and foreign currency transactions	15,513,715	39,641,689	44,071,728	41,416,267	8,614,459
Net change in unrealized appreciation/depreciation on investments, financial futures contracts, swaps, options and foreign currency translations	(18,421,893)	(31,644,738)	(23,605,605)	(16,019,007)	(2,379,299)

Total realized and unrealized gain (loss)	(2,908,178)	7,996,951	20,466,123	25,397,260	6,235,160

Net Increase in Net Assets Resulting from Operations	$876,385	$15,704,563	$27,794,735	$31,636,986	$7,614,171

See Notes to Financial Statements.

20	BLACKROCK FUNDS III	JUNE 30, 2013

Statements of Changes in Net Assets

	LifePath Retirement Portfolio		LifePath 2020 Portfolio
Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012

Operations
Net investment income	$3,784,563	$9,835,049	$7,707,612	$19,205,866
Net realized gain	15,513,715	15,257,913	39,641,689	30,732,921
Net change in unrealized appreciation/depreciation	(18,421,893)	24,790,525	(31,644,738)	67,082,398

Net increase in net assets resulting from operations	876,385	49,883,487	15,704,563	117,021,185

Dividends and Distributions to Shareholders From
Net investment income:
Institutional	(3,068,909)	(7,061,121)[1]	(6,060,255)	(12,211,664)[1]
Investor A	(1,381,237)	(3,293,448)[1]	(3,148,188)	(7,043,476)[1]
Investor C	(691)	(1,233)[1]	(7,906)	(8,645)[1]
Class K	(38,846)	(117,736)[1]	(56,790)	(166,928)[1]
Class R	(15,782)	(20,400)[1]	(19,142)	(20,272)[1]
Net realized gain:
Institutional	(1,703,877)	(11,364,330)[1]	(3,164,253)	(7,257,094)[1]
Investor A	(858,822)	(6,014,985)[1]	(1,860,399)	(4,611,046)[1]
Investor C	(810)	(3,909)[1]	(8,297)	(13,355)[1]
Class K	(19,307)	(203,574)[1]	(25,528)	(122,014)[1]
Class R	(12,392)	(68,274)[1]	(13,646)	(30,133)[1]

Decrease in net assets resulting from dividends and distributions to shareholders	(7,100,673)	(28,149,010)	(14,364,404)	(31,484,627)

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(35,536,440)	(51,918,696)	(11,138,110)	(130,588,457)

Net Assets
Total decrease in net assets	(41,760,728)	(30,184,219)	(9,797,951)	(45,051,899)
Beginning of period	590,170,217	620,354,436	1,115,203,677	1,160,255,576

End of period	$548,409,489	$590,170,217	$1,105,405,726	$1,115,203,677

Distributions in excess of net investment income	$(1,358,133)	$(637,231)	$(2,515,035)	$(930,366)

[1]	Dividends and distributions are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2013	21

Statements of Changes in Net Assets

	LifePath 2030 Portfolio		LifePath 2040 Portfolio
Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012

Operations
Net investment income	$7,328,612	$17,521,315	$6,239,726	$14,573,172
Net realized gain	44,071,728	26,368,726	41,416,267	22,151,518
Net change in unrealized appreciation/depreciation	(23,605,605)	76,597,723	(16,019,007)	69,895,877

Net increase in net assets resulting from operations	27,794,735	120,487,764	31,636,986	106,620,567

Dividends and Distributions to Shareholders From
Net investment income:
Institutional	(5,789,951)	(11,440,006)[1]	(4,682,984)	(10,133,572)[1]
Investor A	(2,672,493)	(5,788,603)[1]	(1,852,493)	(4,504,447)[1]
Investor C	(9,412)	(6,480)[1]	(6,285)	(10,309)[1]
Class K	(73,086)	(184,947)[1]	(50,112)	(145,679)[1]
Class R	(19,173)	(16,375)[1]	(9,782)	(18,527)[1]
Net realized gain:
Institutional	(2,520,006)	(16,713,997)[1]	(1,839,365)	(13,696,639)[1]
Investor A	(1,339,350)	(9,442,859)[1]	(837,031)	(6,725,889)[1]
Investor C	(7,325)	(26,887)[1]	(4,973)	(30,449)[1]
Class K	(26,700)	(291,452)[1]	(16,421)	(203,784)[1]
Class R	(11,533)	(55,472)[1]	(5,701)	(46,822)[1]

Decrease in net assets resulting from dividends and distributions to shareholders	(12,469,029)	(43,967,078)	(9,305,147)	(35,516,117)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	8,128,555	(77,236,509)	12,490,875	(43,134,663)

Net Assets
Total increase (decrease) in net assets	23,454,261	(715,823)	34,822,714	27,969,787
Beginning of period	988,190,728	988,906,551	795,358,977	767,389,190

End of period	$1,011,644,989	$988,190,728	$830,181,691	$795,358,977

Distributions in excess of net investment income	$(1,281,341)	$(45,838)	$(659,217)	$(297,287)

[1]	Dividends and distributions are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

22	BLACKROCK FUNDS III	JUNE 30, 2013

Statements of Changes in Net Assets

	LifePath 2050 Portfolio
Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012

Operations
Net investment income	$1,379,011	$2,476,477
Net realized gain	8,614,459	2,825,307
Net change in unrealized appreciation/depreciation	(2,379,299)	12,639,299

Net increase in net assets resulting from operations	7,614,171	17,941,083

Dividends and Distributions to Shareholders From
Net investment income:
Institutional	(1,002,599)	(1,805,634)[1]
Investor A	(345,896)	(701,770)[1]
Investor C	(1,258)	(1,169)[1]
Class K	(5,677)	(18,331)[1]
Class R	(5,911)	(6,558)[1]
Net realized gain:
Institutional	(250,399)	(1,865,783)[1]
Investor A	(102,006)	(834,250)[1]
Investor C	(639)	(2,137)[1]
Class K	(1,146)	(17,918)[1]
Class R	(2,030)	(13,904)[1]

Decrease in net assets resulting from dividends and distributions to shareholders	(1,717,561)	(5,267,454)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	26,275,365	38,372,478

Net Assets
Total increase in net assets	32,171,975	51,046,107
Beginning of period	154,935,060	103,888,953

End of period	$187,107,035	$154,935,060

Distributions in excess of net investment income	$(6,022)	$(23,692)

[1]	Dividends and distributions are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2013	23

Financial Highlights	LifePath Retirement Portfolio

	Institutional
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,
			2012		2011		2010	2009	2008

Per Share Operating Performance
Net asset value, beginning of period	$11.80		$11.39		$11.55		$10.80	$9.42	$11.46

Net investment income	0.08	[1]	0.20	[1]	0.27	[1]	0.23 [1]	0.32	0.37
Net realized and unrealized gain (loss)	(0.06)		0.77		0.18		0.76	1.37	(2.06)

Net increase (decrease) from investment operations	0.02		0.97		0.45		0.99	1.69	(1.69)

Dividends and distributions from:
Net investment income	(0.10)		(0.21)[2]		(0.26)[2]		(0.22)[2]	(0.31)[2]	(0.31)[2]
Net realized gain	(0.05)		(0.35)[2]		(0.35)[2]		(0.02)[2]	(0.00)[2,3]	(0.04)[2]

Total dividends and distributions	(0.15)		(0.56)		(0.61)		(0.24)	(0.31)	(0.35)

Net asset value, end of period	$11.67		$11.80		$11.39		$11.55	$10.80	$9.42

Total Investment Return[4]
Based on net asset value	0.16%	[5]	8.61%		3.96%		9.33%	18.25%	(15.04)%

Ratios to Average Net Assets[6]
Total expenses	0.75%	[7,8,9]	0.78%	[10,11]	0.77%	[12,13]	1.11%	1.10%	1.11%

Total expenses after fees waived	0.75%	[7,8,9]	0.78%	[10,11]	0.77%	[12,13]	0.76%	0.76%	0.76%

Net investment income	1.40%	[7,8,9]	1.70%	[10,11]	2.27%	[12,13]	2.10%	3.13%	3.29%

Supplemental Data
Net assets, end of period (000)	$373,883		$390,150		$431,982		$490,419	$438,987	$92,717

Portfolio turnover of the LifePath Master Portfolio	1%		4%		4%		4%	6%	11%

[1]	Based on average shares outstanding.

[2]	Dividends and distributions are determined in accordance with federal income tax regulations.

[3]	Amount is greater than ($0.00) per share.

[4]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]

Includes the LifePath Portfolio’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the three years ended December 31, 2010, which include gross expenses.

[7]	Annualized.

[8]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.29%.

[9]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.10%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[10]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.29%.

[11]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.08%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[12]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.30%.

[13]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.08%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

See Notes to Financial Statements.

24	BLACKROCK FUNDS III	JUNE 30, 2013

Financial Highlights (continued)	LifePath Retirement Portfolio

	Investor A
	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31,
		2012		2011		2010	2009	2008

Per Share Operating Performance
Net asset value, beginning of period	$10.84	$10.50		$10.71		$10.03	$8.77	$10.70

Net investment income	0.06 [1]	0.16	[1]	0.22	[1]	0.19 [1]	0.27 [1]	0.32
Net realized and unrealized gain (loss)	(0.06)	0.72		0.16		0.71	1.28	(1.92)

Net increase (decrease) from investment operations	0.00	0.88		0.38		0.90	1.55	(1.60)

Dividends and distributions from:
Net investment income	(0.09)	(0.19)[2]		(0.24)[2]		(0.20)[2]	(0.29)[2]	(0.29)[2]
Net realized gain	(0.05)	(0.35)[2]		(0.35)[2]		(0.02)[2]	(0.00)[2,3]	(0.04)[2]

Total dividends and distributions	(0.14)	(0.54)		(0.59)		(0.22)	(0.29)	(0.33)

Net asset value, end of period.	$10.70	$10.84		$10.50		$10.71	$10.03	$8.77

Total Investment Return[4]
Based on net asset value	(0.02)%[5]	8.46%		3.60%		9.12%	17.96%	(15.24)%

Ratios to Average Net Assets[6]
Total expenses	1.00% [7,8,9]	1.03%	[10,11]	1.02%	[12,13]	1.37%	1.34%	1.36%

Total expenses after fees waived	1.00% [7,8,9]	1.03%	[10,11]	1.02%	[12,13]	1.02%	1.00%	1.01%

Net investment income	1.14% [7,8,9]	1.47%	[10,11]	2.03%	[12,13]	1.86%	2.83%	3.11%

Supplemental Data
Net assets, end of period (000).	$167,393	$189,898		$183,967		$181,297	$147,741	$25,030

Portfolio turnover of the LifePath Master Portfolio	1%	4%		4%		4%	6%	11%

[1]	Based on average shares outstanding.

[2]	Dividends and distributions are determined in accordance with federal income tax regulations.

[3]	Amount is greater than ($0.00) per share.

[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]

Includes the LifePath Portfolio’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the three years ended December 31, 2010, which include gross expenses.

[7]	Annualized.

[8]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.29%.

[9]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.10%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[10]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.29%.

[11]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.08%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[12]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.30%.

[13]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.08%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2013	25

Financial Highlights (continued)	LifePath Retirement Portfolio

	Investor C
	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31,				Period May 3, 2010[1] to December 31, 2010
		2012		2011

Per Share Operating Performance
Net asset value, beginning of period	$11.76	$11.36		$11.55		$11.22

Net investment income[2]	0.03	0.08		0.17		0.09
Net realized and unrealized gain (loss)	(0.08)	0.77		0.16		0.37

Net increase (decrease) from investment operations	(0.05)	0.85		0.33		0.46

Dividends and distributions from:
Net investment income	(0.05)	(0.10)[3]		(0.17)[3]		(0.11)[3]
Net realized gain	(0.05)	(0.35)[3]		(0.35)[3]		(0.02)[3]

Total dividends and distributions	(0.10)	(0.45)		(0.52)		(0.13)

Net asset value, end of period	$11.61	$11.76		$11.36		$11.55

Total Investment Return[4]
Based on net asset value	(0.42)%[5]	7.55%		2.86%		4.22%	[5]

Ratios to Average Net Assets[6]
Total expenses	1.75% [7,8,9]	1.78%	[10,11]	1.78%	[12,13]	2.11%	[7]

Total expenses after fees waived	1.75% [7,8,9]	1.78%	[10,11]	1.78%	[12,13]	1.77%	[7]

Net investment income	0.45% [7,8,9]	0.70%	[10,11]	1.42%	[12,13]	1.23%	[7]

Supplemental Data
Net assets, end of period (000)	$177	$135		$55		$21

Portfolio turnover of the LifePath Master Portfolio	1%	4%		4%		4%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]

Includes the LifePath Portfolio’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which include gross expenses.

[7]	Annualized.

[8]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.29%.

[9]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.10%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[10]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.29%.

[11]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.08%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[12]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.30%.

[13]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.08%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

See Notes to Financial Statements.

26	BLACKROCK FUNDS III	JUNE 30, 2013

Financial Highlights (continued)	LifePath Retirement Portfolio

	Class K
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,						Period May 30, 2008[1] to December 31, 2008
			2012		2011		2010	2009

Per Share Operating Performance
Net asset value, beginning of period	$11.78		$11.37		$11.54		$10.78	$9.44	$11.46

Net investment income	0.10	[2]	0.25	[2]	0.32	[2]	0.28 [2]	0.35 [2]	0.25
Net realized and unrealized gain (loss)	(0.06)		0.77		0.17		0.76	1.33	(1.97)

Net increase (decrease) from investment operations	0.04		1.02		0.49		1.04	1.68	(1.72)

Dividends and distributions from:
Net investment income	(0.12)		(0.26)[3]		(0.31)[3]		(0.26)[3]	(0.34)[3]	(0.26)[3]
Net realized gain	(0.05)		(0.35)[3]		(0.35)[3]		(0.02)[3]	(0.00)[3,4]	(0.04)[3]

Total dividends and distributions	(0.17)		(0.61)		(0.66)		(0.28)	(0.34)	(0.30)

Net asset value, end of period	$11.65		$11.78		$11.37		$11.54	$10.78	$9.44

Total Investment Return[5]
Based on net asset value	0.32%	[6]	9.03%		4.27%		9.82%	18.53%	(15.53)%[6]

Ratios to Average Net Assets[7]
Total expenses	0.40%	[8,9,10]	0.43%	[11,12]	0.44%	[13,14]	0.76%	0.74%	0.79% [8]

Total expenses after fees waived	0.40%	[8,9,10]	0.43%	[11,12]	0.43%	[13,14]	0.41%	0.40%	0.44% [8]

Net investment income	1.71%	[8,9,10]	2.07%	(11,12	2.69%	[13,14]	2.49%	3.43%	4.08% [8]

Supplemental Data
Net assets, end of period (000).	$4,247		$7,378		$4,309		$769	$292	$35

Portfolio turnover of the LifePath Master Portfolio	1%		4%		4%		4%	6%	11%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Amount is greater than ($0.00) per share.

[5]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.

[7]

Includes the LifePath Portfolio’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2008 and the two years ended December 31, 2010, which include gross expenses.

[8]	Annualized.

[9]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.29%.

[10]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.10%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[11]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.30%.

[12]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.08%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[13]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.29%.

[14]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.08%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2013	27

Financial Highlights (concluded)	LifePath Retirement Portfolio

	Class R
	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31,				Period May 3, 2010[1] to December 31, 2010
		2012		2011

Per Share Operating Performance
Net asset value, beginning of period	$11.75	$11.36		$11.54		$11.22

Net investment income[2]	0.05	0.17		0.21		0.14
Net realized and unrealized gain (loss)	(0.07)	0.76		0.17		0.36

Net increase (decrease) from investment operations	(0.02)	0.93		0.38		0.50

Dividends and distributions from:
Net investment income	(0.07)	(0.19)[3]		(0.21)[3]		(0.16)[3]
Net realized gain	(0.05)	(0.35)[3]		(0.35)[3]		(0.02)[3]

Total dividends and distributions	(0.12)	(0.54)		(0.56)		(0.18)

Net asset value, end of period	$11.61	$11.75		$11.36		$11.54

Total Investment Return[4]
Based on net asset value	(0.17)%[5]	8.26%		3.32%		4.55%	[5]

Ratios to Average Net Assets[6]
Total expenses	1.25% [7,8,9]	1.27%	[10,11]	1.28%	[12,13]	1.61%	[7]

Total expenses after fees waived	1.25% [7,8,9]	1.26%	[10,11]	1.27%	[12,13]	1.26%	[7]

Net investment income	0.89% [7,8,9]	1.38%	[10,11]	1.76%	[12,13]	1.84%	[7]

Supplemental Data
Net assets, end of period (000).	$2,709	$2,609		$41		$33

Portfolio turnover of the LifePath Master Portfolio	1%	4%		4%		4%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]

Includes the LifePath Portfolio’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which include gross expenses.

[7]	Annualized.

[8]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.29%.

[9]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.10%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[10]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.32%.

[11]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.08%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[12]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.29%.

[13]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.08%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

See Notes to Financial Statements.

28	BLACKROCK FUNDS III	JUNE 30, 2013

Financial Highlights	LifePath 2020 Portfolio

	Institutional
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,
			2012		2011		2010	2009	2008

Per Share Operating Performance
Net asset value, beginning of period	$16.42		$15.22		$15.92		$14.62	$12.32	$16.98

Net investment income	0.12	[1]	0.29	[1]	0.33	[1]	0.29 [1]	0.35 [1]	0.44
Net realized and unrealized gain (loss)	0.11		1.38		(0.09)		1.28	2.38	(4.67)

Net increase (decrease) from investment operations	0.23		1.67		0.24		1.57	2.73	(4.23)

Dividends and distributions from:
Net investment income	(0.14)		(0.29)[2]		(0.33)[2]		(0.27)[2]	(0.43)[2]	(0.31)[2]
Net realized gain	(0.08)		(0.18)[2]		(0.61)[2]		—	—	(0.12)[2]
Return of capital	—		—		—		—	(0.00)[2,3]	—

Total dividends and distributions	(0.22)		(0.47)		(0.94)		(0.27)	(0.43)	(0.43)

Net asset value, end of period	$16.43		$16.42		$15.22		$15.92	$14.62	$12.32

Total Investment Return[4]
Based on net asset value	1.38%	[5]	10.99%		1.46%		10.90%	22.71%	(25.42)%

Ratios to Average Net Assets[6]
Total expenses	0.72%	[7,8,9]	0.75%	[10,11]	0.75%	[12,13]	1.08%	1.08%	1.07%

Total expenses after fees waived	0.72%	[7,8,9]	0.75%	[10,11]	0.74%	[12,13]	0.73%	0.72%	0.73%

Net investment income	1.47%	[7,8,9]	1.77%	[10,11]	2.05%	[12,13]	1.95%	2.65%	2.65%

Supplemental Data
Net assets, end of period (000).	$705,268		$688,545		$752,092		$843,339	$663,890	$432,717

Portfolio turnover of the LifePath Master Portfolio	0%	[14]	5%		5%		4%	6%	13%

[1]	Based on average shares outstanding.

[2]	Dividends and distributions are determined in accordance with federal income tax regulations.

[3]	Amount is greater than ($0.00) per share.

[4]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]

Includes the LifePath Portfolio’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the three years ended December 31, 2010, which include gross expenses.

[7]	Annualized.

[8]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.31%.

[9]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.13%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[10]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.32%.

[11]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.11%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[12]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.32%.

[13]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.11%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[14]	Rounds to less than 1%.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2013	29

Financial Highlights (continued)	LifePath 2020 Portfolio

	Investor A
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,
			2012		2011		2010	2009	2008

Per Share Operating Performance
Net asset value, beginning of period	$15.53		$14.43		$15.14		$13.93	$11.75	$16.24

Net investment income	0.09	[1]	0.24	[1]	0.28	[1]	0.24 [1]	0.30 [1]	0.37
Net realized and unrealized gain (loss)	0.11		1.30		(0.09)		1.21	2.28	(4.45)

Net increase (decrease) from investment operations	0.20		1.54		0.19		1.45	2.58	(4.08)

Dividends and distributions from:
Net investment income	(0.12)		(0.26)[2]		(0.29)[2]		(0.24)[2]	(0.40)[2]	(0.29)[2]
Net realized gain	(0.08)		(0.18)[2]		(0.61)[2]		—	—	(0.12)[2]
Return of capital	—		—		—		—	(0.00)[2,3]	—

Total dividends and distributions	(0.20)		(0.44)		(0.90)		(0.24)	(0.40)	(0.41)

Net asset value, end of period	$15.53		$15.53		$14.43		$15.14	$13.93	$11.75

Total Investment Return[4]
Based on net asset value	1.27%	[5]	10.67%		1.26%		10.56%	22.42%	(25.57)%

Ratios to Average Net Assets[6]
Total expenses	0.97%	[7,8,9]	1.00%	[10,11]	1.00%	[12,13]	1.34%	1.33%	1.32%

Total expenses after fees waived	0.97%	[7,8,9]	1.00%	[10,11]	1.00%	[12,13]	0.99%	0.97%	0.98%

Net investment income	1.20%	[7,8,9]	1.55%	[10,11]	1.82%	[12,13]	1.71%	2.42%	2.51%

Supplemental Data
Net assets, end of period (000).	$389,522		$410,926		$401,477		$376,851	$268,514	$179,389

Portfolio turnover of the LifePath Master Portfolio	0%	[14]	5%		5%		4%	6%	13%

[1]	Based on average shares outstanding.

[2]	Dividends and distributions are determined in accordance with federal income tax regulations.

[3]	Amount is greater than ($0.00) per share.

[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]

Includes the LifePath Portfolio’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the three years ended December 31, 2010, which include gross expenses.

[7]	Annualized.

[8]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.31%.

[9]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.13%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[10]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.32%.

[11]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.11%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[12]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.32%.

[13]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.11%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[14]	Rounds to less than 1%.

See Notes to Financial Statements.

30	BLACKROCK FUNDS III	JUNE 30, 2013

Financial Highlights (continued)	LifePath 2020 Portfolio

	Investor C
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,			Period May 3, 2010[1] to December 31, 2010
			2012		2011

Per Share Operating Performance
Net asset value, beginning of period	$16.32		$15.16		$15.89	$15.29

Net investment income[2]	0.05		0.14		0.17	0.12
Net realized and unrealized gain (loss)	0.10		1.36		(0.09)	0.64

Net increase from investment operations	0.15		1.50		0.08	0.76

Dividends and distributions from:
Net investment income	(0.07)		(0.16)[3]		(0.20)[3]	(0.16)[3]
Net realized gain	(0.08)		(0.18)[3]		(0.61)[3]	—

Total dividends and distributions	(0.15)		(0.34)		(0.81)	(0.16)

Net asset value, end of period	$16.32		$16.32		$15.16	$15.89

Total Investment Return[4]
Based on net asset value	0.90%	[5]	9.87%		0.47%	5.03%	[5]

Ratios to Average Net Assets[6]
Total expenses	1.72%	[7,8,9]	1.75%	[10,11]	1.75% [12,13]	2.09%	[7]

Total expenses after fees waived	1.72%	[7,8,9]	1.75%	[10,11]	1.75% [12,13]	1.74%	[7]

Net investment income	0.54%	[7,8,9]	0.87%	[10,11]	1.05% [12,13]	1.23%	[7]

Supplemental Data
Net assets, end of period (000).	$1,839		$1,262		$301	$116

Portfolio turnover of the LifePath Master Portfolio	0%	[14]	5%		5%	4%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]

Includes the LifePath Portfolio’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which include gross expenses.

[7]	Annualized.

[8]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.31%.

[9]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.13%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[10]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.32%.

[11]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.11%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[12]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.32%.

[13]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.11%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[14]	Rounds to less than 1%.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2013	31

Financial Highlights (continued)	LifePath 2020 Portfolio

	Class K
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,						Period May 30, 2008[1] to December 31, 2008
			2012		2011		2010	2009

Per Share Operating Performance
Net asset value, beginning of period	$16.39		$15.20		$15.91		$14.61	$12.33	$16.90

Net investment income	0.14	[2]	0.35	[2]	0.40	[2]	0.34 [2]	0.40 [2]	0.30
Net realized and unrealized gain (loss)	0.12		1.37		(0.12)		1.28	2.35	(4.48)

Net increase (decrease) from investment operations	0.26		1.72		0.28		1.62	2.75	(4.18)

Dividends and distributions from:
Net investment income	(0.16)		(0.35)[3]		(0.38)[3]		(0.32)[3]	(0.47)[3]	(0.27)[3]
Net realized gain	(0.08)		(0.18)[3]		(0.61)[3]		—	—	(0.12)[3]
Return of capital	—		—		—		—	(0.00)[3,4]	—

Total dividends and distributions.	(0.24)		(0.53)		(0.99)		(0.32)	(0.47)	(0.39)

Net asset value, end of period	$16.41		$16.39		$15.20		$15.91	$14.61	$12.33

Total Investment Return[5]
Based on net asset value	1.59%	[6]	11.36%		1.78%		11.28%	23.15%	(25.28)%[6]

Ratios to Average Net Assets[7]
Total expenses	0.37%	[8,9,10]	0.40%	[11,12]	0.40%	[13,14]	0.74%	0.73%	0.76% [8]

Total expenses after fees waived.	0.37%	[8,9,10]	0.40%	[11,12]	0.40%	[13,14]	0.39%	0.37%	0.42% [8]

Net investment income	1.71%	[8,9,10]	2.18%	[11,12]	2.47%	[13,14]	2.29%	3.05%	4.27% [8]

Supplemental Data
Net assets, end of period (000)	$5,728		$11,609		$6,224		$2,485	$967	$416

Portfolio turnover of the LifePath Master Portfolio	0%	[15]	5%		5%		4%	6%	13%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Amount is greater than ($0.00) per share.

[5]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.

[7]

Includes the LifePath Portfolio’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2008 and the two years ended December 31, 2010, which include gross expenses.

[8]	Annualized.

[9]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.31%.

[10]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.13%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[11]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.32%.

[12]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.11%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[13]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.32%.

[14]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.11%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[15]	Rounds to less than 1%.

See Notes to Financial Statements.

32	BLACKROCK FUNDS III	JUNE 30, 2013

Financial Highlights (concluded)	LifePath 2020 Portfolio

	Class R
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,			Period May 3, 2010[1] to December 31, 2010
			2012		2011

Per Share Operating Performance
Net asset value, beginning of period	$16.36		$15.20		$15.88	$15.29

Net investment income[2]	0.08		0.25		0.24	0.23
Net realized and unrealized gain (loss)	0.11		1.32		(0.07)	0.57

Net increase from investment operations	0.19		1.57		0.17	0.80

Dividends and distributions from:
Net investment income	(0.09)		(0.23)[3]		(0.24)[3]	(0.21)[3]
Net realized gain	(0.08)		(0.18)[3]		(0.61)[3]	—

Total dividends and distributions	(0.17)		(0.41)		(0.85)	(0.21)

Net asset value, end of period	$16.38		$16.36		$15.20	$15.88

Total Investment Return[4]
Based on net asset value	1.17%	[5]	10.36%		1.06%	5.34%	[5]

Ratios to Average Net Assets[6]
Total expenses	1.22%	[7,8,9]	1.25%	[10,11]	1.25% [12,13]	1.58%	[7]

Total expenses after fees waived.	1.22%	[7,8,9]	1.25%	[10,11]	1.25% [12,13]	1.23%	[7]

Net investment income	0.91%	[7,8,9]	1.53%	[10,11]	1.51% [12,13]	2.29%	[7]

Supplemental Data
Net assets, end of period (000)	$3,049		$2,862		$161	$81

Portfolio turnover of the LifePath Master Portfolio	0%	[14]	5%		5%	4%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]

Includes the LifePath Portfolio’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which include gross expenses.

[7]	Annualized.

[8]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.31%.

[9]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.13%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[10]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.33%.

[11]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.11%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[12]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.32%.

[13]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.11%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[14]	Rounds to less than 1%.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2013	33

Financial Highlights	LifePath 2030 Portfolio

	Institutional
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,
			2012		2011	2010	2009	2008

Per Share Operating Performance
Net asset value, beginning of period	$15.25		$14.11		$14.63	$13.31	$10.92	$16.19

Net investment income	0.12	[1]	0.28	[1]	0.28 [1]	0.25 [1]	0.29 [1]	0.35
Net realized and unrealized gain (loss)	0.32		1.56		(0.37)	1.31	2.46	(5.29)

Net increase (decrease) from investment operations	0.44		1.84		(0.09)	1.56	2.75	(4.94)

Dividends and distributions from:
Net investment income	(0.14)		(0.28)[2]		(0.27)[2]	(0.24)[2]	(0.36)[2]	(0.25)[2]
Net realized gain	(0.06)		(0.42)[2]		(0.16)[2]	—	—	(0.08)[2]
Return of capital	—		—		—	—	(0.00)[2,3]	—

Total dividends and distributions	(0.20)		(0.70)		(0.43)	(0.24)	(0.36)	(0.33)

Net asset value, end of period	$15.49		$15.25		$14.11	$14.63	$13.31	$10.92

Total Investment Return[4]
Based on net asset value	2.86%	[5]	13.09%		(0.63)%	11.86%	25.77%	(31.03)%

Ratios to Average Net Assets[6]
Total expenses	0.70%	[7,8,9]	0.73%	[10,11]	0.73% [12,13]	1.07%	1.06%	1.06%

Total expenses after fees waived	0.70%	[7,8,9]	0.73%	[10,11]	0.72% [12,13]	0.70%	0.70%	0.72%

Net investment income	1.54%	[7,8,9]	1.84%	[10,11]	1.88% [12,13]	1.85%	2.47%	2.29%

Supplemental Data
Net assets, end of period (000)	$658,256		$630,131		$642,867	$696,817	$517,817	$315,028

Portfolio turnover of the LifePath Master Portfolio	0%	[14]	5%		7%	3%	7%	13%

[1]	Based on average shares outstanding.

[2]	Dividends and distributions are determined in accordance with federal income tax regulations.

[3]	Amount is greater than ($0.00) per share.

[4]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]

Includes the LifePath Portfolio’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the three years ended December 31, 2010, which include gross expenses.

[7]	Annualized.

[8]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.32%.

[9]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.15%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[10]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.34%.

[11]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.13%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[12]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.34%.

[13]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.13%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[14]	Rounds to less than 1%.

See Notes to Financial Statements.

34	BLACKROCK FUNDS III	JUNE 30, 2013

Financial Highlights (continued)	LifePath 2030 Portfolio

	Investor A
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,
			2012		2011	2010	2009	2008

Per Share Operating Performance
Net asset value, beginning of period	$14.90		$13.81		$14.33	$13.05	$10.71	$15.90

Net investment income	0.10	[1]	0.24	[1]	0.24 [1]	0.21 [1]	0.26 [1]	0.29
Net realized and unrealized gain (loss)	0.31		1.52		(0.36)	1.28	2.41	(5.17)

Net increase (decrease) from investment operations	0.41		1.76		(0.12)	1.49	2.67	(4.88)

Dividends and distributions from:
Net investment income	(0.12)		(0.25)[2]		(0.24)[2]	(0.21)[2]	(0.33)[2]	(0.23)[2]
Net realized gain	(0.06)		(0.42)[2]		(0.16)[2]	—	—	(0.08)[2]
Return of capital	—		—		—	—	(0.00)[2,3]	—

Total dividends and distributions	(0.18)		(0.67)		(0.40)	(0.21)	(0.33)	(0.31)

Net asset value, end of period	$15.13		$14.90		$13.81	$14.33	$13.05	$10.71

Total Investment Return[4]
Based on net asset value	2.74%	[5]	12.75%		(0.87)%	11.53%	25.51%	(31.19)%

Ratios to Average Net Assets[6]
Total expenses	0.95%	[7,8,9]	0.98%	[10,11]	0.98% [12,13]	1.32%	1.31%	1.31%

Total expenses after fees waived	0.95%	[7,8,9]	0.98%	[10,11]	0.97% [12,13]	0.96%	0.95%	0.97%

Net investment income	1.27%	[7,8,9]	1.62%	[10,11]	1.65% [12,13]	1.60%	2.23%	2.13%

Supplemental Data
Net assets, end of period (000)	$341,399		$343,885		$339,249	$307,189	$210,372	$133,199

Portfolio turnover of the LifePath Master Portfolio	0%	[14]	5%		7%	3%	7%	13%

[1]	Based on average shares outstanding.

[2]	Dividends and distributions are determined in accordance with federal income tax regulations.

[3]	Amount is greater than ($0.00) per share.

[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]

Includes the LifePath Portfolio’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the three years ended December 31, 2010, which include gross expenses.

[7]	Annualized.

[8]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.32%.

[9]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.15%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[10]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.34%.

[11]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.13%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[12]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.34%.

[13]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.13%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[14]	Rounds to less than 1%.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2013	35

Financial Highlights (continued)	LifePath 2030 Portfolio

	Investor C
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,			Period May 3, 2010[1] to December 31, 2010
			2012		2011

Per Share Operating Performance
Net asset value, beginning of period	$15.13		$14.05		$14.62	$13.97

Net investment income[2]	0.07		0.16		0.14	0.10
Net realized and unrealized gain (loss)	0.28		1.51		(0.38)	0.67

Net increase (decrease) from investment operations	0.35		1.67		(0.24)	0.77

Dividends and distributions from:
Net investment income	(0.08)		(0.17)[3]		(0.17)[3]	(0.12)[3]
Net realized gain	(0.06)		(0.42)[3]		(0.16)[3]	—

Total dividends and distributions	(0.14)		(0.59)		(0.33)	(0.12)

Net asset value, end of period	$15.34		$15.13		$14.05	$14.62

Total Investment Return[4]
Based on net asset value	2.32%	[5]	11.92%		(1.63)%	5.64%	[5]

Ratios to Average Net Assets[6]
Total expenses	1.70%	[7,8,9]	1.72%	[10,11]	1.74% [12,13]	2.07%	[7]

Total expenses after fees waived	1.70%	[7,8,9]	1.72%	[10,11]	1.74% [12,13]	1.71%	[7]

Net investment income	0.84%	[7,8,9]	1.05%	[10,11]	1.01% [12,13]	1.09%	[7]

Supplemental Data
Net assets, end of period (000)	$1,947		$1,010		$154	$21

Portfolio turnover of the LifePath Master Portfolio	0%	[14]	5%		7%	3%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]

Includes the LifePath Portfolio’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which include gross expenses.

[7]	Annualized.

[8]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.32%.

[9]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.15%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[10]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.35%.

[11]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.13%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[12]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.34%.

[13]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.13%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[14]	Rounds to less than 1%.

See Notes to Financial Statements.

36	BLACKROCK FUNDS III	JUNE 30, 2013

Financial Highlights (continued)	LifePath 2030 Portfolio

	Class K
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,					Period May 30, 2008[1] to December 31, 2008
			2012		2011	2010	2009

Per Share Operating Performance
Net asset value, beginning of period	$15.25		$14.12		$14.63	$13.30	$10.92	$16.07

Net investment income	0.15	[2]	0.34	[2]	0.35 [2]	0.29 [2]	0.38 [2]	0.25
Net realized and unrealized gain (loss)	0.31		1.55		(0.37)	1.32	2.40	(5.09)

Net increase (decrease) from investment operations	0.46		1.89		(0.02)	1.61	2.78	(4.84)

Dividends and distributions from:
Net investment income	(0.16)		(0.34)[3]		(0.33)[3]	(0.28)[3]	(0.40)[3]	(0.23)[3]
Net realized gain	(0.06)		(0.42)[3]		(0.16)[3]	—	—	(0.08)[3]
Return of capital	—		—		—	—	(0.00)[3,4]	—

Total dividends and distributions	(0.22)		(0.76)		(0.49)	(0.28)	(0.40)	(0.31)

Net asset value, end of period	$15.49		$15.25		$14.12	$14.63	$13.30	$10.92

Total Investment Return[5]
Based on net asset value	3.02%	[6]	13.43%		(0.20)%	12.32%	26.23%	(30.65)%[6]

Ratios to Average Net Assets[7]
Total expenses	0.35%	[8,9,10]	0.38%	[11,12]	0.38% [13,14]	0.72%	0.71%	0.73% [8]

Total expenses after fees waived	0.35%	[8,9,10]	0.38%	[11,12]	0.38% [13,14]	0.35%	0.35%	0.39% [8]

Net investment income	1.88%	[8,9,10]	2.26%	[11,12]	2.41% [13,14]	2.17%	3.19%	3.44% [8]

Supplemental Data
Net assets, end of period (000)	$7,028		$11,077		$6,448	$1,849	$396	$95

Portfolio turnover of the LifePath Master Portfolio	0%	[15]	5%		7%	3%	7%	13%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Amount is greater than ($0.00) per share.

[5]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.

[7]

Includes the LifePath Portfolio’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2008 and the two years ended December 31, 2010, which include gross expenses.

[8]	Annualized.

[9]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.32%.

[10]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.15%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[11]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.35%.

[12]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.13%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[13]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.34%.

[14]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.13%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[15]	Rounds to less than 1%.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2013	37

Financial Highlights (concluded)	LifePath 2030 Portfolio

	Class R
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,			Period May 3, 2010[1] to December 31, 2010
			2012		2011

Per Share Operating Performance
Net asset value, beginning of period	$15.17		$14.08		$14.60	$13.97

Net investment income[2]	0.09		0.28		0.20	0.22
Net realized and unrealized gain (loss)	0.30		1.47		(0.36)	0.60

Net increase (decrease) from investment operations	0.39		1.75		(0.16)	0.82

Dividends and distributions from:
Net investment income	(0.10)		(0.24)[3]		(0.20)[3]	(0.19)[3]
Net realized gain	(0.06)		(0.42)[3]		(0.16)[3]	—

Total dividends and distributions	(0.16)		(0.66)		(0.36)	(0.19)

Net asset value, end of period	$15.40		$15.17		$14.08	$14.60

Total Investment Return[4]
Based on net asset value	2.58%	[5]	12.48%		(1.12)%	5.96%	[5]

Ratios to Average Net Assets[6]
Total expenses	1.20%	[7,8,9]	1.22%	[10,11]	1.23% [12,13]	1.56%	[7]

Total expenses after fees waived	1.20%	[7,8,9]	1.22%	[10,11]	1.23% [12,13]	1.20%	[7]

Net investment income	1.11%	[7,8,9]	1.84%	[10,11]	1.41% [12,13]	2.39%	[7]

Supplemental Data
Net assets, end of period (000)	$3,015		$2,088		$188	$75

Portfolio turnover of the LifePath Master Portfolio	0%	[14]	5%		7%	3%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]

Includes the LifePath Portfolio’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which include gross expenses.

[7]	Annualized.

[8]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.32%.

[9]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.15%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[10]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.35%.

[11]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.13%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[12]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.34%.

[13]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.13%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[14]	Rounds to less than 1%.

See Notes to Financial Statements.

38	BLACKROCK FUNDS III	JUNE 30, 2013

Financial Highlights	LifePath 2040 Portfolio

	Institutional
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,
			2012		2011	2010	2009	2008

Per Share Operating Performance
Net asset value, beginning of period	$18.62		$16.98		$17.78	$16.04	$12.88	$20.32

Net investment income	0.15	[1]	0.35	[1]	0.31 [1]	0.28 [1]	0.32 [1]	0.35
Net realized and unrealized gain (loss)	0.59		2.14		(0.73)	1.73	3.22	(7.45)

Net increase (decrease) from investment operations	0.74		2.49		(0.42)	2.01	3.54	(7.10)

Dividends and distributions from:
Net investment income	(0.16)		(0.36)[2]		(0.30)[2]	(0.27)[2]	(0.38)[2]	(0.26)[2]
Net realized gain	(0.06)		(0.49)[2]		(0.08)[2]	—	—	(0.08)[2]

Total dividends and distributions	(0.22)		(0.85)		(0.38)	(0.27)	(0.38)	(0.34)

Net asset value, end of period	$19.14		$18.62		$16.98	$17.78	$16.04	$12.88

Total Investment Return[3]
Based on net asset value	3.97%	[4]	14.73%		(2.38)%	12.71%	28.08%	(35.40)%

Ratios to Average Net Assets[5]
Total expenses	0.68%	[6,7,8]	0.71%	[9,10]	0.71% [11,12]	1.06%	1.05%	1.04%

Total expenses after fees waived	0.68%	[6,7,8]	0.71%	[9,10]	0.70% [11,12]	0.69%	0.69%	0.69%

Net investment income	1.59%	[6,7,8]	1.91%	[9,10]	1.73% [11,12]	1.75%	2.33%	2.02%

Supplemental Data
Net assets, end of period (000)	$573,804		$536,902		$528,655	$556,626	$435,317	$248,491

Portfolio turnover of the LifePath Master Portfolio	1%		4%		8%	4%	6%	14%

[1]	Based on average shares outstanding.

[2]	Dividends and distributions are determined in accordance with federal income tax regulations.

[3]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]

Includes the LifePath Portfolio’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the three years ended December 31, 2010, which include gross expenses.

[6]	Annualized.

[7]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.33%.

[8]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.17%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[9]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.36%.

[10]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.15%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[11]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.35%.

[12]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.15%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2013	39

Financial Highlights (continued)	LifePath 2040 Portfolio

	Investor A
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,
			2012		2011	2010	2009	2008

Per Share Operating Performance
Net asset value, beginning of period	$17.69		$16.18		$16.97	$15.33	$12.32	$19.46

Net investment income	0.12	[1]	0.30	[1]	0.25 [1]	0.23 [1]	0.28 [1]	0.29
Net realized and unrealized gain (loss)	0.57		2.02		(0.70)	1.65	3.08	(7.13)

Net increase (decrease) from investment operations	0.69		2.32		(0.45)	1.88	3.36	(6.84)

Dividends and distributions from:
Net investment income	(0.14)		(0.32)[2]		(0.26)[2]	(0.24)[2]	(0.35)[2]	(0.22)[2]
Net realized gain	(0.06)		(0.49)[2]		(0.08)[2]	—	—	(0.08)[2]

Total dividends and distributions	(0.20)		(0.81)		(0.34)	(0.24)	(0.35)	(0.30)

Net asset value, end of period	$18.18		$17.69		$16.18	$16.97	$15.33	$12.32

Total Investment Return[3]
Based on net asset value	3.89%	[4]	14.41%		(2.65)%	12.40%	27.85%	(35.56)%

Ratios to Average Net Assets[5]
Total expenses	0.93%	[6,7,8]	0.96%	[9,10]	0.96% [11,12]	1.31%	1.30%	1.29%

Total expenses after fees waived	0.93%	[6,7,8]	0.96%	[9,10]	0.95% [11,12]	0.94%	0.94%	0.94%

Net investment income	1.32%	[6,7,8]	1.69%	[9,10]	1.50% [11,12]	1.50%	2.08%	1.80%

Supplemental Data
Net assets, end of period (000)	$247,875		$247,317		$233,427	$224,164	$156,564	$96,873

Portfolio turnover of the LifePath Master Portfolio	1%		4%		8%	4%	6%	14%

[1]	Based on average shares outstanding.

[2]	Dividends and distributions are determined in accordance with federal income tax regulations.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]

Includes the LifePath Portfolio’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the three years ended December 31, 2010, which include gross expenses.

[6]	Annualized.

[7]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.33%.

[8]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.17%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[9]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.36%.

[10]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.15%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[11]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.35%.

[12]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.15%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

See Notes to Financial Statements.

40	BLACKROCK FUNDS III	JUNE 30, 2013

Financial Highlights (continued)	LifePath 2040 Portfolio

	Investor C
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,			Period May 3, 2010[1] to December 31, 2010
			2012		2011

Per Share Operating Performance
Net asset value, beginning of period	$18.49		$16.92		$17.77	$16.89

Net investment income[2]	0.07		0.21		0.13	0.12
Net realized and unrealized gain (loss)	0.58		2.08		(0.73)	0.90

Net increase (decrease) from investment operations	0.65		2.29		(0.60)	1.02

Dividends and distributions from:
Net investment income	(0.08)		(0.23)[3]		(0.17)[3]	(0.14)[3]
Net realized gain	(0.06)		(0.49)[3]		(0.08)[3]	—

Total dividends and distributions	(0.14)		(0.72)		(0.25)	(0.14)

Net asset value, end of period	$19.00		$18.49		$16.92	$17.77

Total Investment Return[4]
Based on net asset value	3.51%	[5]	13.59%		(3.39)%	6.15%	[5]

Ratios to Average Net Assets[6]
Total expenses	1.68%	[7,8,9]	1.71%	[10,11]	1.72% [12,13]	2.06%	[9]

Total expenses after fees waived	1.68%	[7,8,9]	1.71%	[10,11]	1.71% [12,13]	1.69%	[9]

Net investment income	0.74%	[7,8,9]	1.12%	[10,11]	0.72% [12,13]	1.11%	[9]

Supplemental Data
Net assets, end of period (000)	$1,544		$1,185		$98	$21

Portfolio turnover of the LifePath Master Portfolio	1%		4%		8%	4%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]

Includes the LifePath Portfolio’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which include gross expenses.

[7]	Annualized.

[8]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.33%.

[9]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.17%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[10]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.36%.

[11]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.15%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[12]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.35%.

[13]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.15%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2013	41

Financial Highlights (continued)	LifePath 2040 Portfolio

	Class K
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,					Period May 30, 2008[1] to December 31, 2008
			2012		2011	2010	2009

Per Share Operating Performance
Net asset value, beginning of period	$18.69		$17.05		$17.84	$16.03	$12.87	$20.11

Net investment income	0.18	[2]	0.44	[2]	0.46 [2]	0.39 [2]	0.38 [2]	0.31
Net realized and unrealized gain (loss)	0.61		2.12		(0.80)	1.70	3.21	(7.21)

Net increase (decrease) from investment operations	0.79		2.56		(0.34)	2.09	3.59	(6.90)

Dividends and distributions from:
Net investment income	(0.19)		(0.43)[3]		(0.37)[3]	(0.28)[3]	(0.43)[3]	(0.26)[3]
Net realized gain	(0.06)		(0.49)[3]		(0.08)[3]	—	—	(0.08)[3]

Total dividends and distributions	(0.25)		(0.92)		(0.45)	(0.28)	(0.43)	(0.34)

Net asset value, end of period	$19.23		$18.69		$17.05	$17.84	$16.03	$12.87

Total Investment Return[4]
Based on net asset value	4.22%	[5]	15.08%		(1.95)%	13.18%	28.52%	(34.75)%[5]

Ratios to Average Net Assets[6]
Total expenses	0.33%	[7,8,9]	0.36%	[10,11]	0.37% [12,13]	0.70%	0.70%	0.69% [7]

Total expenses after fees waived	0.33%	[7,8,9]	0.36%	[10,11]	0.36% [12,13]	0.33%	0.34%	0.36% [7]

Net investment income	1.84%	[7,8,9]	2.36%	[10,11]	2.60% [12,13]	2.34%	2.73%	3.31% [7]

Supplemental Data
Net assets, end of period (000)	$5,171		$8,038		$4,749	$144	$11	$6

Portfolio turnover of the LifePath Master Portfolio	1%		4%		8%	4%	6%	14%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]

Includes the LifePath Portfolio’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2008 and the two years ended December 31, 2010, which include gross expenses.

[7]	Annualized.

[8]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.33%.

[9]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.17%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[10]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.36%.

[11]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.15%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[12]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.35%.

[13]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.15%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

See Notes to Financial Statements.

42	BLACKROCK FUNDS III	JUNE 30, 2013

Financial Highlights (concluded)	LifePath 2040 Portfolio

	Class R
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,			Period May 3, 2010[1] to December 31, 2010
			2012		2011

Per Share Operating Performance
Net asset value, beginning of period	$18.54		$16.93		$17.74	$16.89

Net investment income[2]	0.10		0.34		0.23	0.34
Net realized and unrealized gain (loss)	0.60		2.05		(0.74)	0.73

Net increase (decrease) from investment operations	0.70		2.39		(0.51)	1.07

Dividends and distributions from:
Net investment income	(0.11)		(0.29)[3]		(0.22)[3]	(0.22)[3]
Net realized gain	(0.06)		(0.49)[3]		(0.08)[3]	—

Total dividends and distributions	(0.17)		(0.78)		(0.30)	(0.22)

Net asset value, end of period	$19.07		$18.54		$16.93	$17.74

Total Investment Return[4]
Based on net asset value	3.75%	[5]	14.19%		(2.88)%	6.47%	[5]

Ratios to Average Net Assets[6]
Total expenses	1.18%	[7,8,9]	1.21%	[10,11]	1.22% [12,13]	1.55%	[7]

Total expenses after fees waived	1.18%	[7,8,9]	1.21%	[10,11]	1.22% [12,13]	1.19%	[7]

Net investment income	1.00%	[7,8,9]	1.83%	[10,11]	1.35% [12,13]	3.13%	[7]

Supplemental Data
Net assets, end of period (000)	$1,787		$1,917		$460	$126

Portfolio turnover of the LifePath Master Portfolio	1%		4%		8%	4%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]

Includes the LifePath Portfolio’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which include gross expenses.

[7]	Annualized.

[8]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.33%.

[9]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.17%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[10]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.37%.

[11]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.15%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[12]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.35%.

[13]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.15%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2013	43

Financial Highlights	LifePath 2050 Portfolio

	Institutional
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,					Period June 30, 2008[1] to December 31, 2008
			2012		2011	2010	2009

Per Share Operating Performance
Net asset value, beginning of period	$19.18		$17.16		$18.58	$16.81	$13.46	$20.00

Net investment income	0.17	[2]	0.37	[2]	0.31 [2]	0.31 [2]	0.38 [2]	0.10
Net realized and unrealized gain (loss)	0.79		2.37		(0.99)	1.91	3.68	(6.52)

Net increase (decrease) from investment operations	0.96		2.74		(0.68)	2.22	4.06	(6.42)

Dividends and distributions from:
Net investment income	(0.15)		(0.37)[3]		(0.29)[3]	(0.28)[3]	(0.16)[3]	(0.09)[3]
Net realized gain	(0.04)		(0.35)[3]		(0.45)[3]	(0.17)[3]	(0.55)[3]	(0.00)[3,4]
Return of capital	—		—		—	—	—	(0.03)[3]

Total dividends and distributions	(0.19)		(0.72)		(0.74)	(0.45)	(0.71)	(0.12)

Net asset value, end of period	$19.95		$19.18		$17.16	$18.58	$16.81	$13.46

Total Investment Return[5]
Based on net asset value	5.02%	[6]	16.05%		(3.78)%	13.43%	30.35%	(32.18)%[6]

Ratios to Average Net Assets[7]
Total expenses	0.71%	[8,9,10]	0.72%	[11,12]	0.71% [13,14]	1.09%	1.27%	12.80% [8]

Total expenses after fees waived	0.70%	[8,9,10]	0.71%	[11,12]	0.68% [13,14]	0.67%	0.67%	0.68% [8]

Net investment income	1.67%	[8,9,10]	1.99%	[11,12]	1.69% [13,14]	1.83%	2.39%	2.14% [8]

Supplemental Data
Net assets, end of period (000)	$131,543		$106,813		$70,555	$50,613	$13,992	$444

Portfolio turnover of the LifePath Master Portfolio	0%	[15]	5%		13%	5%	12%	0% [15]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Amount is greater than ($0.00) per share.

[5]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.

[7]

Includes the LifePath Portfolio’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2008 and the two years ended December 31, 2010, which include gross expenses.

[8]	Annualized.

[9]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.34%.

[10]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.16%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[11]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.39%.

[12]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.15%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[13]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.40%.

[14]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.17%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[15]	Rounds to less than 1%.

See Notes to Financial Statements.

44	BLACKROCK FUNDS III	JUNE 30, 2013

Financial Highlights (continued)	LifePath 2050 Portfolio

	Investor A
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,					Period June 30, 2008[1] to December 31, 2008
			2012		2011	2010	2009

Per Share Operating Performance
Net asset value, beginning of period	$19.17		$17.15		$18.58	$16.82	$13.47	$20.00

Net investment income	0.14	[2]	0.33	[2]	0.26 [2]	0.28 [2]	0.41 [2]	0.14
Net realized and unrealized gain (loss)	0.80		2.36		(0.99)	1.90	3.63	(6.59)

Net increase (decrease) from investment operations	0.94		2.69		(0.73)	2.18	4.04	(6.45)

Dividends and distributions from:
Net investment income	(0.13)		(0.32)[3]		(0.25)[3]	(0.25)[3]	(0.14)[3]	(0.06)[3]
Net realized gain	(0.04)		(0.35)[3]		(0.45)[3]	(0.17)[3]	(0.55)[3]	(0.00)[3,4]
Return of capital	—		—		—	—	—	(0.02)

Total dividends and distributions	(0.17)		(0.67)		(0.70)	(0.42)	(0.69)	(0.08)

Net asset value, end of period	$19.94		$19.17		$17.15	$18.58	$16.82	$13.47

Total Investment Return[5]
Based on net asset value	4.90%	[6]	15.80%		(4.06)%	13.14%	30.08%	(32.28)%[6]

Ratios to Average Net Assets[7]
Total expenses	0.96%	[8,9,10]	0.97%	[11,12]	0.96% [13,14]	1.34%	1.35%	13.04% [8]

Total expenses after fees waived	0.94%	[8,9,10]	0.96%	[11,12]	0.94% [13,14]	0.92%	0.84%	0.91% [8]

Net investment income	1.39%	[8,9,10]	1.77%	[11,12]	1.44% [13,14]	1.67%	2.45%	1.68% [8]

Supplemental Data
Net assets, end of period (000)	$53,551		$46,189		$32,617	$18,809	$3,056	$34

Portfolio turnover of the LifePath Master Portfolio	0%	[15]	5%		13%	5%	12%	0% [15]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Amount is greater than ($0.00) per share.

[5]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.

[7]

Includes the LifePath Portfolio’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2008 and the two years ended December 31, 2010, which include gross expenses.

[8]	Annualized.

[9]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.34%.

[10]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.16%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[11]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.39%.

[12]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.15%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[13]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.40%.

[14]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.17%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[15]	Rounds to less than 1%.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2013	45

Financial Highlights (continued)	LifePath 2050 Portfolio

	Investor C
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,			Period May 3, 2010[1] to December 31, 2010
			2012		2011

Per Share Operating Performance
Net asset value, beginning of period	$19.10		$17.10		$18.57	$17.75

Net investment income[2]	0.08		0.17		0.12	0.12
Net realized and unrealized gain (loss)	0.77		2.37		(0.99)	1.02

Net increase (decrease) from investment operations	0.85		2.54		(0.87)	1.14

Dividends and distributions from:
Net investment income	(0.07)		(0.19)[3]		(0.15)[3]	(0.15)[3]
Net realized gain	(0.04)		(0.35)[3]		(0.45)[3]	(0.17)[3]

Total dividends and distributions	(0.11)		(0.54)		(0.60)	(0.32)

Net asset value, end of period	$19.84		$19.10		$17.10	$18.57

Total Investment Return[4]
Based on net asset value	4.47%	[5]	14.93%		(4.76)%	6.55%	[5]

Ratios to Average Net Assets[6]
Total expenses	1.71%	[7,8,9]	1.72%	[10,11]	1.71% [12,13]	2.07%	[7]

Total expenses after fees waived	1.70%	[7,8,9]	1.70%	[10,11]	1.69% [12,13]	1.64%	[7]

Net investment income	0.77%	[7,8,9]	0.91%	[10,11]	0.63% [12,13]	1.04%	[7]

Supplemental Data
Net assets, end of period (000)	$334		$118		$39	$21

Portfolio turnover of the LifePath Master Portfolio	0%	[14]	5%		13%	5%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]

Includes the LifePath Portfolio’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which include gross expenses.

[7]	Annualized.

[8]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.34%.

[9]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.16%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[10]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.39%.

[11]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.15%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[12]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.40%.

[13]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.17%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[14]	Rounds to less than 1%.

See Notes to Financial Statements.

46	BLACKROCK FUNDS III	JUNE 30, 2013

Financial Highlights (continued)	LifePath 2050 Portfolio

	Class K
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,					Period June 30, 2008[1] to December 31, 2008
			2012		2011	2010	2009

Per Share Operating Performance
Net asset value, beginning of period	$19.24		$17.20		$18.63	$16.85	$13.46	$20.00

Net investment income	0.18	[2]	0.45	[2]	0.47 [2]	0.37 [2]	0.64 [2]	0.17
Net realized and unrealized gain (loss)	0.81		2.37		(1.10)	1.91	3.49	(6.57)

Net increase (decrease) from investment operations	0.99		2.82		(0.63)	2.28	4.13	(6.40)

Dividends and distributions from:
Net investment income	(0.18)		(0.43)[3]		(0.35)[3]	(0.33)[3]	(0.19)[3]	(0.11)[3]
Net realized gain	(0.04)		(0.35)[3]		(0.45)[3]	(0.17)[3]	(0.55)[3]	(0.00)[3,4]
Return of capital	—		—		—	—	—	(0.03)[3]

Total dividends and distributions	(0.22)		(0.78)		(0.80)	(0.50)	(0.74)	(0.14)

Net asset value, end of period	$20.01		$19.24		$17.20	$18.63	$16.85	$13.46

Total Investment Return[5]
Based on net asset value	5.16%	[6]	16.53%		(3.48)%	13.79%	30.89%	(32.10)%[6]

Ratios to Average Net Assets[7]
Total expenses	0.35%	[8,9,10]	0.37%	[11,12]	0.36% [13,14]	0.76%	1.37%	12.41% [8]

Total expenses after fees waived	0.34%	[8,9,10]	0.36%	[11,12]	0.34% [13,14]	0.33%	0.58%	0.29% [8]

Net investment income	1.83%	[8,9,10]	2.38%	[11,12]	2.56% [13,14]	2.19%	4.34%	3.94% [8]

Supplemental Data
Net assets, end of period (000)	$606		$1,018		$625	$86	$55	$24

Portfolio turnover of the LifePath Master Portfolio	0%	[15]	5%		13%	5%	12%	0% [15]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Amount is greater than ($0.00) per share.

[5]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.

[7]

Includes the LifePath Portfolio’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2008 and the two years ended December 31, 2010, which include gross expenses.

[8]	Annualized.

[9]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.34%.

[10]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.16%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[11]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.39%.

[12]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.15%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[13]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.40%.

[14]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.17%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[15]	Rounds to less than 1%.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2013	47

Financial Highlights (concluded)	LifePath 2050 Portfolio

	Class R
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,			Period May 3, 2010[1] to December 31, 2010
			2012		2011

Per Share Operating Performance
Net asset value, beginning of period	$19.14		$17.13		$18.56	$17.75

Net investment income[2]	0.12		0.37		0.22	0.22
Net realized and unrealized gain (loss)	0.78		2.29		(1.00)	0.97

Net increase (decrease) from investment operations	0.90		2.66		(0.78)	1.19

Dividends and distributions from:
Net investment income	(0.11)		(0.30)[3]		(0.20)[3]	(0.21)[3]
Net realized gain	(0.04)		(0.35)[3]		(0.45)[3]	(0.17)[3]

Total dividends and distributions	(0.15)		(0.65)		(0.65)	(0.38)

Net asset value, end of period	$19.89		$19.14		$17.13	$18.56

Total Investment Return[4]
Based on net asset value	4.71%	[5]	15.59%		(4.29)%	6.87%	[5]

Ratios to Average Net Assets[6]
Total expenses	1.21%	[7,8,9]	1.22%	[10,11]	1.21% [12,13]	1.57%	[7]

Total expenses after fees waived	1.20%	[7,8,9]	1.20%	[10,11]	1.19% [12,13]	1.16%	[7]

Net investment income	1.21%	[7,8,9]	1.98%	[10,11]	1.18% [12,13]	1.99%	[7]

Supplemental Data
Net assets, end of period (000)	$1,073		$796		$53	$40

Portfolio turnover of the LifePath Master Portfolio	0%	[14]	5%		13%	5%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]

Includes the LifePath Portfolio’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which include gross expenses.

[7]	Annualized.

[8]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.34%.

[9]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.16%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[10]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.39%.

[11]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.15%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[12]	Includes the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated fees waived of 0.40%.

[13]

Excludes expenses incurred indirectly as a result of the LifePath Master Portfolio’s investments in underlying funds of approximately 0.17%, although the ratio does include the LifePath Portfolio’s share of the LifePath Master Portfolio’s allocated expenses and/or net investment income.

[14]	Rounds to less than 1%.

See Notes to Financial Statements.

48	BLACKROCK FUNDS III	JUNE 30, 2013

Notes to Financial Statements (Unaudited)	BlackRock Funds III

1. Organization:

BlackRock Funds III (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust. LifePath® Retirement Portfolio, LifePath 2020 Portfolio®, LifePath 2030 Portfolio®, LifePath 2040 Portfolio® and LifePath® 2050 Portfolio (each, a “LifePath Portfolio” and collectively, the “LifePath Portfolios”) are each a series of the Trust. Each LifePath Portfolio seeks to achieve its investment objective by investing all of its assets in a separate series of Master Investment Portfolio (“MIP”): LifePath® Retirement Master Portfolio, LifePath 2020 Master Portfolio®, LifePath 2030 Master Portfolio®, LifePath 2040 Master Portfolio® and LifePath 2050® Master Portfolio (each, a “LifePath Master Portfolio” and collectively, the “LifePath Master Portfolios”). Each LifePath Master Portfolio has the same or substantially similar investment objective as its corresponding LifePath Portfolio. The performance of a LifePath Portfolio is directly affected by the performance of its corresponding LifePath Master Portfolio.

The value of each LifePath Portfolio’s investment in its corresponding LifePath Master Portfolio reflects that LifePath Portfolio’s proportionate interest in the net assets of that LifePath Master Portfolio (35.74%, 41.88%, 42.37%, 45.37% and 56.80% for the LifePath Retirement Portfolio, LifePath 2020 Portfolio, LifePath 2030 Portfolio, LifePath 2040 Portfolio and LifePath 2050 Portfolio, respectively, as of June 30, 2013).

Each LifePath Portfolio offers multiple classes of shares. Institutional and Class K Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with a front-end sales charge. Investor C Shares may be subject to a CDSC. Class R Shares are sold without a sales charge and only to certain employer-sponsored retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A, Investor C and Class R Shares bear certain expenses related to the shareholder servicing of such shares, and Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

2. Significant Accounting Policies:

The LifePath Portfolios’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the LifePath Portfolios:

Valuation: US GAAP defines fair value as the price the LifePath Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The LifePath Portfolios’ policy is to fair value their financial instruments at market value. Each LifePath Portfolio records its investments in the applicable LifePath Master Portfolio at fair value based on the LifePath

Portfolio’s proportionate interest in the net assets of the applicable LifePath Master Portfolio. Valuation of securities held by the applicable LifePath Master Portfolio is discussed in Note 2 of the Master Portfolios’ Notes to Financial Statements, which are included elsewhere in this report.

Investment Transactions and Investment Income: For financial reporting purposes, contributions to and withdrawals from each LifePath Master Portfolio are accounted on a trade date basis. Each LifePath Portfolio records daily its proportionate share of its LifePath Master Portfolio’s income, expenses and realized and unrealized gains and losses. In addition, each LifePath Portfolio accrues its own expenses. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends from net investment income are declared and paid quarterly. Distributions of capital gains are recorded on the ex-dividend dates. The portion of distributions that exceeds a Portfolio’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. Distributions in excess of a LifePath Portfolio’s taxable income and net capital gains, but not in excess of a LifePath Portfolio’s earnings and profits, will be taxable to shareholders as ordinary income and will not constitute a nontaxable return of capital. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the LifePath Portfolios’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Each LifePath Portfolio files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each LifePath Portfolio’s US federal tax returns remains open for each of the four years ended December 31, 2012. The statutes of limitations on each LifePath Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to a LifePath Portfolio or its classes are charged to that LifePath Portfolio or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the LifePath Portfolios and other shared expenses pro rated to the LifePath Portfolios are allocated daily to each class based on its relative net assets or other appropriate methods.

3. Administration Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”). The Trust, on behalf of the LifePath Portfolios, entered into an Administration Agreement with BlackRock Advisors, LLC (“BAL”) (the

BLACKROCK FUNDS III	JUNE 30, 2013	49

Notes to Financial Statements (continued)	BlackRock Funds III

“Administrator”), which has agreed to provide general administration services (other than investment advice and related portfolio activities). The Administrator, in consideration thereof, has agreed to bear all of the LifePath Portfolios’ ordinary operating expenses, excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the LifePath Portfolios. The Administrator is entitled to receive for these administration services an annual fee of 0.50% based on the average daily net assets of each LifePath Portfolio’s Institutional, Investor A, Investor C and Class R Shares and 0.15% based on the average daily net assets of the Class K Shares.

From time to time, the Administrator may waive such fees in whole or in part. Any such waiver will reduce the expenses of a LifePath Portfolio and, accordingly, have a favorable impact on its performance. The Administrator may delegate certain of its administration duties to sub-administrators.

The fees and expenses of the LifePath Portfolios’ trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and the Trust’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the LifePath Portfolios. The Administrator has contractually agreed to provide an offsetting credit against the administration fees paid by the LifePath Portfolios in an amount equal to the independent expenses through April 30, 2023. These amounts are included in fees waived by administrator in the Statements of Operations.

The Trust, on behalf of the LifePath Portfolios, entered into a Distribution Agreement and Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Administrator. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each LifePath Portfolio pays BRIL ongoing service and distribution fees.

The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the share classes as follows:

	Service Fee	Distribution Fee
Investor A	0.25%	—
Investor C	0.25%	0.75%
Class R	0.25%	0.25%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to each LifePath Portfolio. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Investor A, Investor C and Class R shareholders.

For the six months ended June 30, 2013, affiliates earned underwriting discounts, direct commissions and/or dealer concessions on sales of each LifePath Portfolio’s Investor A Shares as follows:

Investor A
LifePath Retirement Portfolio	$63
LifePath 2020 Portfolio	$217
LifePath 2030 Portfolio	$847
LifePath 2040 Portfolio	$86
LifePath 2050 Portfolio	$189

For the six months ended June 30, 2013, affiliates of LifePath 2030 Portfolio received CDSCs relating to transactions in Investor A Shares of $4.

For the six months ended June 30, 2013, affiliates received CDSCs relating to transactions in Investor C Shares as follows:

Investor C
LifePath Retirement Portfolio	$3
LifePath 2030 Portfolio	$18

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates.

4. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended June 30, 2013		Year Ended December 31, 2012
LifePath Retirement Portfolio	Shares	Amount	Shares	Amount
Institutional
Shares sold	3,476,186	$41,733,619	7,203,102	$85,592,549
Shares issued to shareholders in reinvestment of dividends and distributions	405,968	4,772,169	1,507,204	17,797,116
Shares redeemed	(4,881,431)	(58,594,100)	(13,597,881)	(160,901,524)

Net decrease	(999,277)	$(12,088,312)	(4,887,575)	$(57,511,859)

Investor A
Shares sold	1,145,509	$12,620,212	4,380,445	$47,915,846
Shares issued to shareholders in reinvestment of dividends and distributions	207,864	2,240,059	836,200	9,076,610
Shares redeemed	(3,224,372)	(35,370,550)	(5,211,832)	(57,077,393)

Net increase (decrease)	(1,870,999)	$(20,510,279)	4,813	$(84,937)

50	BLACKROCK FUNDS III	JUNE 30, 2013

Notes to Financial Statements (continued)	BlackRock Funds III

LifePath Retirement Portfolio (concluded)	Six Months Ended June 30, 2013		Year Ended December 31, 2012
	Shares	Amount	Shares	Amount
Investor C
Shares sold	3,783	$45,282	13,899	$163,679
Shares issued to shareholders in reinvestment of dividends and distributions	115	1,342	55	656
Shares redeemed	(143)	(1,700)	(7,293)	(87,306)

Net increase	3,755	$44,924	6,661	$77,029

Class K
Shares sold	104,999	$1,268,236	317,052	$3,794,750
Shares issued to shareholders in reinvestment of dividends and distributions	4,958	58,153	27,237	321,310
Shares redeemed	(371,528)	(4,438,713)	(97,137)	(1,155,740)

Net increase (decrease)	(261,571)	$(3,112,324)	247,152	$2,960,320

Class R
Shares sold	36,856	$437,613	225,054	$2,722,159
Shares issued to shareholders in reinvestment of dividends and distributions	2,394	27,960	7,344	86,513
Shares redeemed	(27,933)	(336,022)	(13,938)	(167,921)

Net increase	11,317	$129,551	218,460	$2,640,751

Total Net Decrease	(3,116,775)	$(35,536,440)	(4,410,489)	$(51,918,696)

LifePath 2020 Portfolio
Institutional
Shares sold	4,804,706	$80,894,741	8,994,910	$145,159,817
Shares issued to shareholders in reinvestment of dividends and distributions	557,774	9,222,833	1,173,906	19,103,123
Shares redeemed	(4,391,655)	(73,921,858)	(17,638,178)	(281,874,592)

Net increase (decrease)	970,825	$16,195,716	(7,469,362)	$(117,611,652)

Investor A
Shares sold	1,313,870	$20,922,494	5,549,681	$84,086,546
Shares issued to shareholders in reinvestment of dividends and distributions	320,577	5,008,587	739,699	11,383,520
Shares redeemed	(3,019,677)	(48,018,754)	(7,652,194)	(116,942,104)

Net decrease	(1,385,230)	$(22,087,673)	(1,362,814)	$(21,472,038)

Investor C
Shares sold	51,514	$858,040	74,820	$1,200,698
Shares issued to shareholders in reinvestment of dividends and distributions	974	15,945	260	4,219
Shares redeemed	(17,158)	(285,360)	(17,627)	(281,170)

Net increase	35,330	$588,625	57,453	$923,747

Class K
Shares sold	112,433	$1,891,699	549,632	$8,932,356
Shares issued to shareholders in reinvestment of dividends and distributions	4,984	82,318	17,709	288,942
Shares redeemed	(476,716)	(7,977,723)	(268,332)	(4,315,947)

Net increase (decrease)	(359,299)	$(6,003,706)	299,009	$4,905,351

BLACKROCK FUNDS III	JUNE 30, 2013	51

Notes to Financial Statements (continued)	BlackRock Funds III

LifePath 2020 Portfolio (concluded)	Six Months Ended June 30, 2013		Year Ended December 31, 2012
	Shares	Amount	Shares	Amount
Class R
Shares sold	66,081	$1,103,168	180,610	$2,928,160
Shares issued to shareholders in reinvestment of dividends and distributions	1,976	32,562	1,926	31,462
Shares redeemed	(56,928)	(966,802)	(18,190)	(293,487)

Net increase	11,129	$168,928	164,346	$2,666,135

Total Net Decrease	(727,245)	$(11,138,110)	(8,311,368)	$(130,588,457)

LifePath 2030 Portfolio
Institutional
Shares sold	5,079,334	$80,243,473	9,273,586	$140,201,895
Shares issued to shareholders in reinvestment of dividends and distributions	533,481	8,304,015	1,820,970	27,685,332
Shares redeemed	(4,431,668)	(70,148,842)	(15,315,478)	(229,512,146)

Net increase (decrease)	1,181,147	$18,398,646	(4,220,922)	$(61,624,919)

Investor A
Shares sold	1,579,995	$24,384,840	3,938,089	$58,029,122
Shares issued to shareholders in reinvestment of dividends and distributions	263,971	4,011,788	1,013,951	15,060,863
Shares redeemed	(2,355,310)	(36,263,462)	(6,439,448)	(95,545,782)

Net decrease	(511,344)	$(7,866,834)	(1,487,408)	$(22,455,797)

Investor C
Shares sold	66,531	$1,051,094	60,165	$907,743
Shares issued to shareholders in reinvestment of dividends and distributions	1,076	16,534	436	6,588
Shares redeemed	(7,438)	(116,629)	(4,799)	(73,160)

Net increase	60,169	$950,999	55,802	$841,171

Class K
Shares sold	169,486	$2,673,661	425,609	$6,502,787
Shares issued to shareholders in reinvestment of dividends and distributions	6,406	99,786	31,276	476,399
Shares redeemed	(448,525)	(7,044,944)	(187,293)	(2,875,344)

Net increase (decrease)	(272,633)	$(4,271,497)	269,592	$4,103,842

Class R
Shares sold	63,049	$994,508	139,417	$2,135,295
Shares issued to shareholders in reinvestment of dividends and distributions	1,873	28,949	2,999	45,483
Shares redeemed	(6,788)	(106,216)	(18,189)	(281,584)

Net increase	58,134	$917,241	124,227	$1,899,194

Total Net Increase (Decrease)	515,473	$8,128,555	(5,258,709)	$(77,236,509)

LifePath 2040 Portfolio
Institutional
Shares sold	3,795,471	$73,771,155	6,993,899	$128,496,383
Shares issued to shareholders in reinvestment of dividends and distributions	339,686	6,522,270	1,265,800	23,458,949
Shares redeemed	(3,000,330)	(58,599,679)	(10,561,602)	(192,115,160)

Net increase (decrease)	1,134,827	$21,693,746	(2,301,903)	$(40,159,828)

52	BLACKROCK FUNDS III	JUNE 30, 2013

Notes to Financial Statements (continued)	BlackRock Funds III

LifePath 2040 Portfolio (concluded)	Six Months Ended June 30, 2013		Year Ended December 31, 2012
	Shares	Amount	Shares	Amount
Investor A
Shares sold	936,422	$17,344,667	2,623,486	$45,761,560
Shares issued to shareholders in reinvestment of dividends and distributions	147,544	2,689,524	632,205	11,133,070
Shares redeemed	(1,427,950)	(26,281,539)	(3,707,289)	(65,175,564)

Net decrease	(343,984)	$(6,247,348)	(451,598)	$(8,280,934)

Investor C
Shares sold	25,240	$488,641	63,252	$1,165,821
Shares issued to shareholders in reinvestment of dividends and distributions	584	11,093	221	4,086
Shares redeemed	(8,627)	(163,212)	(5,158)	(95,847)

Net increase	17,197	$336,522	58,315	$1,074,060

Class K
Shares sold	79,322	$1,548,121	210,956	$3,925,377
Shares issued to shareholders in reinvestment of dividends and distributions	3,447	66,532	18,754	349,463
Shares redeemed	(243,758)	(4,717,306)	(78,326)	(1,451,253)

Net increase (decrease)	(160,989)	$(3,102,653)	151,384	$2,823,587

Class R
Shares sold	18,047	$345,937	89,816	$1,667,551
Shares issued to shareholders in reinvestment of dividends and distributions	800	15,286	3,382	62,557
Shares redeemed	(28,519)	(550,615)	(16,971)	(321,656)

Net increase (decrease)	(9,672)	$(189,392)	76,227	$1,408,452

Total Net Increase (Decrease)	637,379	$12,490,875	(2,467,575)	$(43,134,663)

LifePath 2050 Portfolio
Institutional
Shares sold	1,571,583	$31,716,197	3,031,733	$56,719,389
Shares issued to shareholders in reinvestment of dividends and distributions	62,638	1,252,854	191,190	3,633,778
Shares redeemed	(607,608)	(12,281,916)	(1,767,377)	(32,562,240)

Net increase	1,026,613	$20,687,135	1,455,546	$27,790,927

Investor A
Shares sold	494,614	$9,961,761	1,058,449	$19,843,274
Shares issued to shareholders in reinvestment of dividends and distributions	22,415	447,902	80,463	1,528,213
Shares redeemed	(239,932)	(4,826,152)	(631,981)	(11,903,692)

Net increase	277,097	$5,583,511	506,931	$9,467,795

Investor C
Shares sold	11,736	$232,198	6,912	$125,986
Shares issued to shareholders in reinvestment of dividends and distributions	88	1,738	12	227
Shares redeemed	(1,166)	(23,055)	(2,990)	(56,952)

Net increase	10,658	$210,881	3,934	$69,261

BLACKROCK FUNDS III	JUNE 30, 2013	53

Notes to Financial Statements (concluded)	BlackRock Funds III

LifePath 2050 Portfolio (concluded)	Six Months Ended June 30, 2013		Year Ended December 31, 2012
	Shares	Amount	Shares	Amount
Class K
Shares sold	12,688	$254,903	39,215	$744,972
Shares issued to shareholders in reinvestment of dividends and distributions	340	6,823	1,897	36,249
Shares redeemed	(35,650)	(716,374)	(24,510)	(466,954)

Net increase (decrease)	(22,622)	$(454,648)	16,602	$314,267

Class R
Shares sold	16,151	$325,628	42,723	$811,331
Shares issued to shareholders in reinvestment of dividends and distributions	391	7,771	993	18,961
Shares redeemed	(4,220)	(84,913)	(5,219)	(100,064)

Net increase	12,322	$248,486	38,497	$730,228

Total Net Increase	1,304,068	$26,275,365	2,021,510	$38,372,478

At June 30, 2013 the following shares of the LifePath Portfolios were owned by affiliates:

	Investor C	Class R
LifePath Retirement Portfolio	1,783	1,783
LifePath 2020 Portfolio	1,308	1,308
LifePath 2030 Portfolio	1,432	1,432
LifePath 2040 Portfolio	1,184	1,184
LifePath 2050 Portfolio	1,127	1,127

5. Subsequent Events:

Management has evaluated the impact of all subsequent events on the LifePath Portfolios through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

54	BLACKROCK FUNDS III	JUNE 30, 2013

Master Portfolio Information as of June 30, 2013	Master Investment Portfolio

LifePath® Retirement Master Portfolio

Portfolio Composition	Percent of Affiliated Investment Companies

Fixed Income Funds	61%
Equity Funds	37
Short-Term Securities	2

Portfolio Holdings	Percent of Affiliated Investment Companies

CoreAlpha Bond Master Portfolio	52%
Active Stock Master Portfolio	19
iShares TIPS Bond ETF	9
iShares MSCI EAFE ETF	5
Master Small Cap Index Series	4
BlackRock Commodity Strategies Fund	3
ACWI ex-US Index Master Portfolio	2
iShares MSCI Emerging Markets ETF	2
BlackRock Cash Funds: Institutional, SL Agency Shares	2
iShares MSCI Canada ETF	1
iShares MSCI EAFE Small-Cap ETF	1

LifePath 2020 Master Portfolio®

Portfolio Composition	Percent of Affiliated Investment Companies

Equity Funds	50%
Fixed Income Funds	46
Short-Term Securities	4

Portfolio Holdings	Percent of Affiliated Investment Companies

CoreAlpha Bond Master Portfolio	39%
Active Stock Master Portfolio	27
iShares MSCI EAFE ETF	7
iShares TIPS Bond ETF	6
Master Small Cap Index Series	4
BlackRock Commodity Strategies Fund	3
BlackRock Cash Funds: Institutional, SL Agency Shares	3
iShares MSCI Emerging Markets ETF	3
ACWI ex-US Index Master Portfolio	2
iShares International Developed Real Estate ETF	2
iShares Cohen & Steers REIT ETF	1
iShares MSCI EAFE Small-Cap ETF	1
iShares MSCI Canada ETF	1
BlackRock Cash Funds: Prime, SL Agency Shares	1

LifePath 2030 Master Portfolio®

Portfolio Composition	Percent of Affiliated Investment Companies

Equity Funds .	65%
Fixed Income Funds	30
Short-Term Securities .	5

Portfolio Holdings	Percent of Affiliated Investment Companies

Active Stock Master Portfolio	35%
CoreAlpha Bond Master Portfolio	26
iShares MSCI EAFE ETF	9
iShares TIPS Bond ETF	4
BlackRock Cash Funds: Institutional, SL Agency Shares	4
BlackRock Commodity Strategies Fund	4
ACWI ex-US Index Master Portfolio	3
iShares MSCI Emerging Markets ETF	3
iShares International Developed Real Estate ETF	3
Master Small Cap Index Series	3
iShares Cohen & Steers REIT ETF	3
iShares MSCI EAFE Small-Cap ETF	1
iShares MSCI Canada ETF	1
BlackRock Cash Funds: Prime, SL Agency Shares	1

The Master Portfolios’ allocation and holdings listed above are current as of the report date. However, the Master Portfolios are regularly monitored and their composition may vary throughout various periods.

BLACKROCK FUNDS III	JUNE 30, 2013	55

Master Portfolio Information as of June 30, 2013 (concluded)	Master Investment Portfolio

LifePath 2040 Master Portfolio®

Portfolio Composition	Percent of Affiliated Investment Companies

Equity Funds .	77%
Fixed Income Funds	18
Short-Term Securities .	5

Portfolio Holdings	Percent of Affiliated Investment Companies

Active Stock Master Portfolio	41%
CoreAlpha Bond Master Portfolio	16
iShares MSCI EAFE ETF	11
BlackRock Cash Funds: Institutional, SL Agency Shares	4
iShares International Developed Real Estate ETF	4
iShares Cohen & Steers REIT ETF	4
iShares MSCI Emerging Markets ETF	4
ACWI ex-US Index Master Portfolio	4
BlackRock Commodity Strategies Fund	4
Master Small Cap Index Series	2
iShares MSCI EAFE Small-Cap ETF	2
iShares TIPS Bond ETF	2
iShares MSCI Canada ETF	1
BlackRock Cash Funds: Prime, SL Agency Shares	1

LifePath® 2050 Master Portfolio

Portfolio Composition	Percent of Affiliated Investment Companies

Equity Funds .	85%
Fixed Income Funds .	8
Short-Term Securities	7

Portfolio Holdings	Percent of Affiliated Investment Companies

Active Stock Master Portfolio .	46%
ACWI ex-US Index Master Portfolio	11
CoreAlpha Bond Master Portfolio	8
iShares MSCI EAFE ETF	7
BlackRock Cash Funds: Institutional, SL Agency Shares	6
iShares International Developed Real Estate ETF	5
iShares Cohen & Steers REIT ETF	5
BlackRock Commodity Strategies Fund	3
iShares MSCI Emerging Markets ETF	3
iShares MSCI EAFE Small-Cap ETF	2
Master Small Cap Index Series	2
BlackRock Cash Funds: Prime, SL Agency Shares	1
iShares MSCI Canada ETF	1

Active Stock Master Portfolio

Ten Largest Holdings	Percent of Long-Term Investments

Google, Inc., Class A	3%
Microsoft Corp.	3
Apple, Inc.	2
JPMorgan Chase & Co.	2
Citigroup, Inc.	2
Comcast Corp, Class A	1
Wells Fargo & Co.	1
AbbVie, Inc.	1
Abbott Laboratories	1
CVS Caremark Corp.	1

Sector Allocation	Percent of Long-Term Investments

Information Technology	21%
Consumer Discretionary	16
Financials	15
Health Care	13
Industrials	12
Energy	9
Consumer Staples	7
Materials	4
Utilities	2
Telecommunication Services	1

For Active Stock Master Portfolio compliance purposes, the Active Stock Master Portfolio’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Active Stock Master Portfolio management. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

The Master Portfolios’ allocation and holdings listed above are current as of the report date. However, the Master Portfolios are regularly monitored and their composition may vary throughout various periods.

56	BLACKROCK FUNDS III	JUNE 30, 2013

Schedule of Investments June 30, 2013 (Unaudited)	LifePath Retirement Master Portfolio (Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Equity Funds — 38.0%
Active Stock Master Portfolio	$304,197,458	$304,197,458
ACWI ex-US Index Master Portfolio	$37,967,598	37,967,598
BlackRock Commodity Strategies Fund	5,815,211	51,639,071
iShares Cohen & Steers REIT ETF (b)	28,225	2,275,500
iShares International Developed Real Estate ETF	58,116	1,821,356
iShares MSCI Canada ETF (b)	331,786	8,692,793
iShares MSCI EAFE ETF	1,221,158	70,070,046
iShares MSCI EAFE Small-Cap ETF	334,746	14,039,247
iShares MSCI Emerging Markets ETF (b)	636,776	24,560,450
Master Small Cap Index Series	$68,678,618	68,678,618

		583,942,137
Fixed Income Funds — 61.8%
CoreAlpha Bond Master Portfolio	$812,854,269	812,854,269
iShares Barclays TIPS Bond ETF	1,207,764	135,281,646

		948,135,915

Affiliated Investment Companies (a)	Shares	Value
Short-Term Securities — 2.4%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.16% (c)(d)	31,842,415	$31,842,415
BlackRock Cash Funds: Prime, SL Agency Shares, 0.15% (c)(d)	5,106,395	5,106,395

		36,948,810
Total Affiliated Investment Companies (Cost — $1,504,550,251*) — 102.2%		1,569,026,862
Liabilities in Excess of Other Assets — (2.2)%		(33,198,681)

Net Assets — 100.0%		$1,535,828,181

Notes to Schedule of Investments

*	As of June 30, 2013, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$1,507,435,162

Gross unrealized appreciation	$89,801,284
Gross unrealized depreciation	(28,209,584)

Net unrealized appreciation	$61,591,700

(a)	Investments in issuers considered to be an affiliate of the Master Portfolio during the period ended June 30, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2012	Shares/ Beneficial Interest Purchased		Shares/ Beneficial Interest Sold	Shares/ Beneficial Interest Held at June 30, 2013	Value at June 30, 2013	Income	Realized Gain (Loss)
Active Stock Master Portfolio	$298,793,488	$5,403,970	[1]	—	$304,197,458	$304,197,458	$2,604,300	$35,449,386
ACWI ex-US Index Master Portfolio	$27,699,413	$10,268,185	[1]	—	$37,967,598	$37,967,598	$602,217	$(67,312)
BlackRock Cash Funds: Institutional, SL Agency Shares	7,529,155	24,313,260	[1]	—	31,842,415	$31,842,415	$33,948	—
BlackRock Cash Funds: Prime, SL Agency Shares	1,254,994	3,851,401	[1]	—	5,106,395	$5,106,395	$5,072	—
BlackRock Commodity Strategies Fund	5,285,130	530,081		—	5,815,211	$51,639,071	—	—
CoreAlpha Bond Master Portfolio	$778,624,808	$34,229,461	[1]	—	$812,854,269	$812,854,269	$9,934,267	$2,168,147
iShares Barclays TIPS Bond ETF	1,074,113	137,369		(3,718)	1,207,764	$135,281,646	$798,751	$50,871
iShares Cohen & Steers REIT ETF	28,264	87		(126)	28,225	$2,275,500	$33,336	$1,216
iShares International Developed Real Estate ETF	91,497	489		(33,870)	58,116	$1,821,356	$38,009	$68,235
iShares MSCI Canada ETF	350,676	—		(18,890)	331,786	$8,692,793	$100,707	$(31,853)
iShares MSCI EAFE ETF	1,310,595	—		(89,437)	1,221,158	$70,070,046	$1,406,168	$672,759
iShares MSCI EAFE Small-Cap ETF	344,187	3,124		(12,565)	334,746	$14,039,247	$189,747	$21,315
iShares MSCI Emerging Markets ETF	662,040	—		(25,264)	636,776	$24,560,450	$313,675	$70,074
Master Small Cap Index Series	$64,132,281	$4,546,337	[1]	—	$68,678,618	$68,678,618	$444,094	$2,579,636

[1]	Represents net shares/beneficial interest purchased.

(b)	Security, or a portion of security, is on loan.

(c)	All or a portion of security was purchased with the cash collateral from loaned securities.

(d)	Represents the current yield as of report date.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Master Portfolio has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments)

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2013	57

Schedule of Investments (concluded)	LifePath Retirement Master Portfolio

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Master Portfolio’s policy regarding valuation of investments, please refer to Note 2 of the Notes to the Financial Statements.

The following table summarizes the Master Portfolio’s investments categorized in the disclosure hierarchy as of June 30, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$345,328,919	$1,223,697,943	—	$1,569,026,862

Certain of the Master Portfolio’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of June 30, 2013, collateral on securities loaned at value of $35,207,218 is categorized as Level 2 within the disclosure hierarchy.

There were no transfers between levels during the six months ended June 30, 2013.

See Notes to Financial Statements.

58	BLACKROCK FUNDS III	JUNE 30, 2013

Schedule of Investments June 30, 2013 (Unaudited)	LifePath 2020 Master Portfolio (Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Equity Funds — 52.4%
Active Stock Master Portfolio	$733,503,102	$733,503,102
ACWI ex-US Index Master Portfolio	$58,178,375	58,178,375
BlackRock Commodity Strategies Fund	10,749,934	95,459,416
iShares Cohen & Steers REIT ETF (b)	445,253	35,896,297
iShares International Developed Real Estate ETF	1,337,259	41,909,697
iShares MSCI Canada ETF (b)	912,331	23,903,072
iShares MSCI EAFE ETF	3,404,848	195,370,178
iShares MSCI EAFE Small-Cap ETF	751,667	31,524,914
iShares MSCI Emerging Markets ETF (b)	1,773,534	68,405,207
Master Small Cap Index Series	$99,630,846	99,630,846

		1,383,781,104
Fixed Income Funds — 47.3%
CoreAlpha Bond Master Portfolio	$1,076,398,163	1,076,398,163
iShares Barclays TIPS Bond ETF	1,541,397	172,651,878

		1,249,050,041

Affiliated Investment Companies (a)	Shares	Value
Short-Term Securities — 4.0%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.16% (c)(d)	90,520,697	$90,520,697
BlackRock Cash Funds: Prime, SL Agency Shares, 0.15% (c)(d)	14,602,311	14,602,311

		105,123,008
Total Affiliated Investment Companies (Cost — $2,590,318,141*) — 103.7%		2,737,954,153
Liabilities in Excess of Other Assets — (3.7)%		(96,968,812)

Net Assets — 100.0%		$2,640,985,341

Notes to Schedule of Investments

*	As of June 30, 2013, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$2,609,939,869

Gross unrealized appreciation	$206,878,562
Gross unrealized depreciation	(78,864,278)

Net unrealized appreciation	$128,014,284

(a)	Investments in issuers considered to be an affiliate of the Master Portfolio during the six months ended June 30, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2012	Shares/ Beneficial Interest Purchased		Shares/ Beneficial Interest Sold	Shares/ Beneficial Interest Held at June 30, 2013	Value at June 30, 2013	Income	Realized Gain (Loss)
Active Stock Master Portfolio	$725,539,622	$7,963,480	[1]	—	$733,503,102	$733,503,102	$6,372,915	$86,361,843
ACWI ex-US Index Master Portfolio	$42,040,829	$16,137,546	[1]	—	$58,178,375	$58,178,375	$918,883	$(104,617)
BlackRock Cash Funds: Institutional, SL Agency Shares	18,545,337	71,975,360	[1]	—	90,520,697	$90,520,697	$82,400	—
BlackRock Cash Funds: Prime, SL Agency Shares	4,104,742	10,497,569	[1]	—	14,602,311	$14,602,311	$12,559	—
BlackRock Commodity Strategies Fund	9,023,154	1,726,780		—	10,749,934	$95,459,416	—	—
CoreAlpha Bond Master Portfolio	$997,874,524	$78,523,639	[1]	—	$1,076,398,163	$1,076,398,163	$12,919,408	$1,373,299
iShares Barclays TIPS Bond ETF	1,297,149	247,404		(3,156)	1,541,397	$172,651,878	$993,342	$40,056
iShares Cohen & Steers REIT ETF	450,679	8,688		(14,114)	445,253	$35,896,297	$521,451	$124,447
iShares International Developed Real Estate ETF	1,375,939	10,404		(49,084)	1,337,259	$41,909,697	$876,836	$229,705
iShares MSCI Canada ETF	951,620			(39,289)	912,331	$23,903,072	$276,919	$(159,860)
iShares MSCI EAFE ETF	3,472,019			(67,171)	3,404,848	$195,370,178	$3,920,696	$504,731
iShares MSCI EAFE Small-Cap ETF	772,687	5,834		(26,854)	751,667	$31,524,914	$425,769	$(53,026)
iShares MSCI Emerging Markets ETF	1,801,391			(27,857)	1,773,534	$68,405,207	$873,641	$(41,490)
Master Small Cap Index Series	$91,038,885	$8,591,961	[1]	—	$99,630,846	$99,630,846	$540,959	$3,735,344

[1]	Represents net shares/beneficial interest purchased.

(b)	Security, or a portion of security, is on loan.

(c)	Represents the current yield as of report date.

(d)	All or a portion of security was purchased with the cash collateral from loaned securities.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Master Portfolio has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments)

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2013	59

Schedule of Investments (concluded)	LifePath 2020 Master Portfolio

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Master Portfolio’s policy regarding valuation of investments, please refer to Note 2 of the Notes to the Financial Statements.

The following table summarizes the Master Portfolio’s investments categorized in the disclosure hierarchy as of June 30, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$770,243,667	$1,967,710,486	—	$2,737,954,153

Certain of the Master Portfolio’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of June 30, 2013, collateral on securities loaned at value of $100,678,993 is categorized as Level 2 within the disclosure hierarchy.

There were no transfers between levels during the six months ended June 30, 2013.

See Notes to Financial Statements.

60	BLACKROCK FUNDS III	JUNE 30, 2013

Schedule of Investments June 30, 2013 (Unaudited)	LifePath 2030 Master Portfolio (Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Equity Funds — 68.1%
Active Stock Master Portfolio	$871,043,303	$871,043,303
ACWI ex-US Index Master Portfolio	$82,420,105	82,420,105
BlackRock Commodity Strategies Fund	10,160,264	90,223,144
iShares Cohen & Steers REIT ETF (b)	829,000	66,833,980
iShares International Developed Real Estate ETF	2,273,401	71,248,387
iShares MSCI Canada ETF (b)	1,079,112	28,272,734
iShares MSCI EAFE ETF	3,973,463	227,997,307
iShares MSCI EAFE Small-Cap ETF	925,960	38,834,763
iShares MSCI Emerging Markets ETF (b)	2,048,044	78,993,057
Master Small Cap Index Series	$69,654,924	69,654,924

		1,625,521,704
Fixed Income Funds — 31.6%
CoreAlpha Bond Master Portfolio	$658,449,900	658,449,900
iShares Barclays TIPS Bond ETF	860,907	96,430,193

		754,880,093

Affiliated Investment Companies (a)	Shares	Value
Short-Term Securities — 4.5%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.16% (c)(d)	93,218,551	$93,218,551
BlackRock Cash Funds: Prime, SL Agency Shares, 0.15% (c)(d)	15,193,826	15,193,826

		108,412,377
Total Affiliated Investment Companies (Cost — $2,334,855,927*) — 104.2%		2,488,814,174
Liabilities in Excess of Other Assets — (4.2)%		(99,904,097)

Net Assets — 100.0%		$2,388,910,077

Notes to Schedule of Investments

*	As of June 30, 2013, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$2,363,014,087

Gross unrealized appreciation	$222,201,180
Gross unrealized depreciation	(96,401,093)

Net unrealized appreciation	$125,800,087

(a)	Investments in issuers considered to be an affiliate of the Master Portfolio during the six months ended June 30, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2012	Shares/ Beneficial Interest Purchased		Shares/ Beneficial Interest Sold	Shares/ Beneficial Interest Held at June 30, 2013	Value at June 30, 2013	Income	Realized Gain (Loss)
Active Stock Master Portfolio	$841,283,578	$29,759,725	[1]	—	$871,043,303	$871,043,303	$7,485,350	$99,210,258
ACWI ex-US Index Master Portfolio	$48,830,798	$33,589,307	[1]	—	$82,420,105	$82,420,105	$1,173,054	$(180,953)
BlackRock Cash Funds: Institutional, SL Agency Shares	39,402,527	53,816,024	[1]	—	93,218,551	$93,218,551	$96,030	—
BlackRock Cash Funds: Prime, SL Agency Shares	9,624,087	5,569,739	[1]	—	15,193,826	$15,193,826	$15,039	—
BlackRock Commodity Strategies Fund	7,981,436	2,178,828		—	10,160,264	$90,223,144	—	—
CoreAlpha Bond Master Portfolio	$593,095,629	$65,354,271	[1]	—	$658,449,900	$658,449,900	$7,760,234	$(66,397)
iShares Barclays TIPS Bond ETF	707,463	153,444		—	860,907	$96,430,193	$546,675	—
iShares Cohen & Steers REIT ETF	750,700	78,300		—	829,000	$66,833,980	$927,989	—
iShares International Developed Real Estate ETF	2,215,546	98,750		(40,895)	2,273,401	$71,248,387	$1,443,861	$211,753
iShares MSCI Canada ETF	1,114,324	—		(35,212)	1,079,112	$28,272,734	$327,542	$(143,156)
iShares MSCI EAFE ETF	4,026,402	—		(52,939)	3,973,463	$227,997,307	$4,575,459	$373,384
iShares MSCI EAFE Small-Cap ETF	889,363	85,725		(49,128)	925,960	$38,834,763	$506,788	$(95,491)
iShares MSCI Emerging Markets ETF	2,093,140	—		(45,096)	2,048,044	$78,993,057	$1,008,864	$(165,476)
Master Small Cap Index Series	$64,557,533	$5,097,391	[1]	—	$69,654,924	$69,654,924	$442,986	$2,698,675

[1]	Represents net shares/beneficial interest purchased.

(b)	Security, or a portion of security, is on loan.

(c)	Represents the current yield as of report date.

(d)	All or a portion of security was purchased with the cash collateral from loaned securities.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Master Portfolio has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments)

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2013	61

Schedule of Investments (concluded)	LifePath 2030 Master Portfolio

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Master Portfolio’s policy regarding valuation of investments, please refer to Note 2 of the Notes to the Financial Statements.

The following table summarizes the Master Portfolio’s investments categorized in the disclosure hierarchy as of June 30, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$807,245,942	$1,681,568,232	—	$2,488,814,174

Certain of the Master Portfolio’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of June 30, 2013, collateral on securities loaned at value of $104,757,333 is categorized as Level 2 within the disclosure hierarchy.

There were no transfers between levels during the six months ended June 30, 2013.

See Notes to Financial Statements.

62	BLACKROCK FUNDS III	JUNE 30, 2013

Schedule of Investments June 30, 2013 (Unaudited)	LifePath 2040 Master Portfolio (Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Equity Funds — 80.6%
Active Stock Master Portfolio	$793,713,501	$793,713,501
ACWI ex-US Index Master Portfolio	$72,655,841	72,655,841
BlackRock Commodity Strategies Fund	7,973,616	70,805,709
iShares Cohen & Steers REIT ETF	908,392	73,234,563
iShares International Developed Real Estate ETF (b)	2,486,242	77,918,824
iShares MSCI Canada ETF (b)	990,422	25,949,057
iShares MSCI EAFE ETF	3,681,969	211,271,381
iShares MSCI EAFE Small-Cap ETF	851,417	35,708,429
iShares MSCI Emerging Markets ETF (b)	1,890,032	72,898,534
Master Small Cap Index Series	$41,196,000	41,196,000

		1,475,351,839
Fixed Income Funds — 19.0%
CoreAlpha Bond Master Portfolio	$316,355,759	316,355,759
iShares Barclays TIPS Bond ETF	281,619	31,544,144

		347,899,903

Affiliated Investment Companies (a)	Shares	Value
Short-Term Securities — 5.2%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.16% (c)(d)	81,600,378	$81,600,378
BlackRock Cash Funds: Prime, SL Agency Shares, 0.15% (c)(d)	13,406,044	13,406,044

		95,006,422
Total Affiliated Investment Companies (Cost — $1,790,246,259*) — 104.8%		1,918,258,164
Liabilities in Excess of Other Assets — (4.8)%		(87,387,880)

Net Assets — 100.0%		$1,830,870,284

Notes to Schedule of Investments

*	As of June 30, 2013, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$1,819,630,348

Gross unrealized appreciation	$189,439,167
Gross unrealized depreciation	(90,811,351)

Net unrealized appreciation	$98,627,816

(a)	Investments in issuers considered to be an affiliate of the Master Portfolio during the six months ended June 30, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2012	Shares/ Beneficial Interest Purchased		Shares/ Beneficial Interest Sold	Shares/ Beneficial Interest Held at June 30, 2013	Value at June 30, 2013	Income	Realized Gain (Loss)
Active Stock Master Portfolio	$760,695,544	$33,017,957	[1]	—	$793,713,501	$793,713,501	$6,813,993	$89,214,814
ACWI ex-US Index Master Portfolio	$38,541,025	$34,114,816	[1]	—	$72,655,841	$72,655,841	$1,007,529	$(175,479)
BlackRock Cash Funds: Institutional, SL Agency Shares	26,972,214	54,628,164	[1]	—	81,600,378	$81,600,378	$69,816	—
BlackRock Cash Funds: Prime, SL Agency Shares	6,555,513	6,850,531	[1]	—	13,406,044	$13,406,044	$10,980	—
BlackRock Commodity Strategies Fund	6,060,504	1,913,112		—	7,973,616	$70,805,709	—	—
CoreAlpha Bond Master Portfolio	$272,301,743	$44,054,016	[1]	—	$316,355,759	$316,355,759	$3,648,072	$(509,973)
iShares Barclays TIPS Bond ETF	238,933	42,686		—	281,619	$31,544,144	$178,356	—
iShares Cohen & Steers REIT ETF	807,851	147,263		(46,722)	908,392	$73,234,563	$975,387	$324,825
iShares International Developed Real Estate ETF	2,340,965	256,907		(111,630)	2,486,242	$77,918,824	$1,527,860	$(280,180)
iShares MSCI Canada ETF	1,023,835	—		(33,413)	990,422	$25,949,057	$300,622	$(135,179)
iShares MSCI EAFE ETF	3,712,248	—		(30,279)	3,681,969	$211,271,381	$4,239,802	$22,795
iShares MSCI EAFE Small-Cap ETF	797,837	79,343		(25,763)	851,417	$35,708,429	$481,918	$(50,148)
iShares MSCI Emerging Markets ETF	1,924,980			(34,948)	1,890,032	$72,898,534	$931,028	$(162,623)
Master Small Cap Index Series	$39,498,574	$1,697,426	[1]	—	$41,196,000	$41,196,000	$253,599	$1,650,644

[1]	Represents net shares/beneficial interest purchased.

(b)	Security, or a portion of security, is on loan.

(c)	All or a portion of security was purchased with the cash collateral from loaned securities.

(d)	Represents the current yield as of report date.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Master Portfolio has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments)

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2013	63

Schedule of Investments (concluded)	LifePath 2040 Master Portfolio

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Master Portfolio’s policy regarding valuation of investments, please refer to Note 2 of the Notes to the Financial Statements.

The following table summarizes the Master Portfolio’s investments categorized in the disclosure hierarchy as of June 30, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$694,337,063	$1,223,921,101	—	$1,918,258,164

Certain of the Master Portfolio’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of June 30, 2013, collateral on securities loaned at value of $92,431,055 is categorized as Level 2 within the disclosure hierarchy.

There were no transfers between levels during the six months ended June 30, 2013.

See Notes to Financial Statements.

64	BLACKROCK FUNDS III	JUNE 30, 2013

Schedule of Investments June 30, 2013 (Unaudited)	LifePath 2050 Master Portfolio (Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Equity Funds — 91.3%
Active Stock Master Portfolio	$162,101,562	$162,101,562
ACWI ex-US Index Master Portfolio	$39,649,458	39,649,458
BlackRock Commodity Strategies Fund	1,434,453	12,737,946
iShares Cohen & Steers REIT ETF (b)	205,447	16,563,137
iShares International Developed Real Estate ETF	564,041	17,677,045
iShares MSCI Canada ETF (b)	128,353	3,362,849
iShares MSCI EAFE ETF	466,584	26,772,590
iShares MSCI EAFE Small-Cap ETF	174,513	7,319,075
iShares MSCI Emerging Markets ETF (b)	243,025	9,373,474
Master Small Cap Index Series	$5,547,568	5,547,568

		301,104,704
Fixed Income Funds — 8.3%
CoreAlpha Bond Master Portfolio	$27,301,286	27,301,286

		27,301,286

Affiliated Investment Companies (a)	Shares	Value
Short-Term Securities — 8.1%
BlackRock Cash Funds: Prime, SL Agency Shares, 0.15% (c)(d)	3,777,411	$3,777,411
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.16% (c)(d)	22,791,461	22,791,461

		26,568,872
Total Affiliated Investment Companies (Cost — $339,037,531*) — 107.7%		354,974,862
Liabilities in Excess of Other Assets — (7.7)%		(25,386,120)

Net Assets — 100.0%		$329,588,742

Notes to Schedule of Investments

*	As of June 30, 2013, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$340,373,075

Gross unrealized appreciation	$29,436,984
Gross unrealized depreciation	(14,835,197)

Net unrealized appreciation	$14,601,787

(a)	Investments in issuers considered to be an affiliate of the Master Portfolio during the six months ended June 30, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2012	Shares/ Beneficial Interest Purchased		Shares/ Beneficial Interest Sold	Shares/ Beneficial Interest Held at June 30, 2013	Value at June 30, 2013	Income	Realized Gain (Loss)
Active Stock Master Portfolio	$136,546,567	$25,554,995	[1]	—	$162,101,562	$162,101,562	$1,313,594	$15,281,255
ACWI ex-US Index Master Portfolio	$23,074,195	$16,575,263	[1]	—	$39,649,458	$39,649,458	$600,658	$(114,792)
BlackRock Cash Funds: Institutional, SL Agency Shares	3,548,844	19,242,617	[1]	—	22,791,461	$22,791,461	$11,371	—
BlackRock Cash Funds: Prime, SL Agency Shares	907,096	2,870,315	[1]	—	3,777,411	$3,777,411	$1,781	—
BlackRock Commodity Strategies Fund	969,991	464,462		—	1,434,453	$12,737,946	—	—
CoreAlpha Bond Master Portfolio	$18,868,890	$8,432,396	[1]	—	$27,301,286	$27,301,286	$277,686	$(267,199)
iShares Cohen & Steers REIT ETF	154,447	51,000		—	205,447	$16,563,137	$214,263	—
iShares International Developed Real Estate ETF	444,626	119,415		—	564,041	$17,677,045	$336,014	—
iShares MSCI Canada ETF	130,967	—		(2,614)	128,353	$3,362,849	$38,959	$(9,185)
iShares MSCI EAFE ETF	471,857	—		(5,273)	466,584	$26,772,590	$537,273	$(11,420)
iShares MSCI EAFE Small-Cap ETF	134,998	39,515		—	174,513	$7,319,075	$97,183	—
iShares MSCI Emerging Markets ETF	245,849	—		(2,824)	243,025	$9,373,474	$119,714	$(6,040)
Master Small Cap Index Series	$4,938,307	$609,261	[1]	—	$5,547,568	$5,547,568	$50,716	$226,053

[1]	Represents net shares/beneficial interest purchased.

(b)	Security, or a portion of security, is on loan.

(c)	Represents the current yield as of report date.

(d)	All or a portion of security was purchased with the cash collateral from loaned securities.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Master Portfolio has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2013	65

Schedule of Investments (concluded)	LifePath 2050 Master Portfolio

fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Master Portfolio’s policy regarding valuation of investment, please refer to Note 2 of the Notes to the Financial Statements.

The following table summarizes the Master Portfolio’s investments categorized in the disclosure hierarchy as of June 30, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$120,374,988	$234,599,874	—	$354,974,862

Certain of the Master Portfolio’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of June 30, 2013, collateral on securities loaned at value of $26,044,231 is categorized as Level 2 within the disclosure hierarchy.

There were no transfers between levels during the six months ended June 30, 2013.

See Notes to Financial Statements.

66	BLACKROCK FUNDS III	JUNE 30, 2013

Schedule of Investments June 30, 2013 (Unaudited)	Active Stock Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Aerospace & Defense — 3.4%
The Boeing Co.	183,600	$18,807,984
Exelis, Inc.	185,713	2,560,982
General Dynamics Corp.	36,978	2,896,487
Honeywell International, Inc.	41,980	3,330,693
Northrop Grumman Corp.	146,200	12,105,360
Precision Castparts Corp.	61,203	13,832,490
Raytheon Co.	207,820	13,741,059
Spirit Aerosystems Holdings, Inc., Class A (a)	221,677	4,761,622
TransDigm Group, Inc.	13,842	2,170,010
Triumph Group, Inc. (b)	56,495	4,471,579
United Technologies Corp.	220,653	20,507,490

		99,185,756
Air Freight & Logistics — 0.1%
Expeditors International of Washington, Inc.	80,711	3,067,825
Airlines — 0.8%
Delta Air Lines, Inc. (a)	38,710	724,264
United Continental Holdings, Inc. (a)	764,227	23,912,663

		24,636,927
Auto Components — 0.7%
Johnson Controls, Inc.	210,060	7,518,048
Lear Corp. (b)	180,168	10,892,957
TRW Automotive Holdings Corp. (a)	20,000	1,328,800

		19,739,805
Automobiles — 0.2%
Ford Motor Co.	257,220	3,979,193
General Motors Co. (a)	43,200	1,438,992

		5,418,185
Beverages — 1.6%
Beam, Inc.	92,527	5,839,379
Brown-Forman Corp., Class B	609	41,138
The Coca-Cola Co.	535,295	21,470,682
Coca-Cola Enterprises, Inc. (b)	145,328	5,109,733
Diageo Plc	305,500	8,735,422
Dr Pepper Snapple Group, Inc.	68,888	3,164,026
Monster Beverage Corp. (a)	13,160	799,733
PepsiCo Inc.	17,436	1,426,090

		46,586,203
Biotechnology — 2.7%
Alexion Pharmaceuticals, Inc. (a)	29,616	2,731,780
Amgen, Inc. (b)	229,712	22,663,386
Biogen Idec, Inc. (a)	43,274	9,312,565
Celgene Corp. (a)	147,291	17,219,791
Gilead Sciences, Inc. (a)	336,702	17,242,510
Quintiles Transnational Holdings, Inc. (a)	12,472	530,808
Regeneron Pharmaceuticals, Inc. (a)	432	97,148
United Therapeutics Corp. (a)	117,193	7,713,643

		77,511,631
Building Products — 0.0%
Ply Gem Holdings, Inc. (a)	2,722	54,603
Capital Markets — 0.6%
American Capital Ltd. (a)	189,868	2,405,628
The Bank of New York Mellon Corp.	6	168
The Goldman Sachs Group, Inc.	35,070	5,304,337
Morgan Stanley (b)	249,680	6,099,682
Raymond James Financial, Inc.	17,621	757,351
State Street Corp.	22,700	1,480,267

		16,047,433
Chemicals — 1.9%
CF Industries Holdings, Inc.	28,437	4,876,945
Cytec Industries, Inc.	30,454	2,230,756
The Dow Chemical Co.	116,450	3,746,197

Common Stocks	Shares	Value

Chemicals (concluded)
E.I. du Pont de Nemours & Co.	183,100	$9,612,750
Eastman Chemical Co.	86,928	6,085,829
LyondellBasell Industries NV, Class A	108,223	7,170,856
Monsanto Co. (b)	50,192	4,958,970
Olin Corp.	75,140	1,797,349
PPG Industries, Inc.	91,550	13,403,835

		53,883,487
Commercial Banks — 3.1%
BOK Financial Corp. (b)	18,411	1,179,224
Comerica, Inc.	35,788	1,425,436
Fifth Third Bancorp	424,240	7,657,532
KeyCorp	32,300	356,592
Regions Financial Corp.	286,500	2,730,345
SunTrust Banks, Inc. (b)	314,387	9,925,198
US Bancorp	718,373	25,969,184
Wells Fargo & Co.	978,977	40,402,381

		89,645,892
Commercial Services & Supplies — 0.1%
The ADT Corp. (a)(b)	102,513	4,085,143
Communications Equipment — 1.4%
Cisco Systems, Inc.	1,185,801	28,826,822
QUALCOMM, Inc.	190,479	11,634,458

		40,461,280
Computers & Peripherals — 2.8%
Apple, Inc.	149,042	59,032,555
Dell, Inc.	51,967	693,760
EMC Corp.	694,500	16,404,090
Hewlett-Packard Co.	152,588	3,784,182

		79,914,587
Construction & Engineering — 0.3%
KBR, Inc.	233,200	7,579,000
Quanta Services, Inc. (a)	4,846	128,225

		7,707,225
Consumer Finance — 1.9%
American Express Co.	143,990	10,764,693
Capital One Financial Corp.	203,998	12,813,114
Discover Financial Services	677,392	32,270,955

		55,848,762
Containers & Packaging — 0.8%
Crown Holdings, Inc. (a)	65,428	2,691,054
MeadWestvaco Corp.	116,580	3,976,544
Owens-Illinois, Inc. (a)	27,455	762,974
Packaging Corp. of America	350,153	17,143,491

		24,574,063
Diversified Consumer Services — 0.2%
Apollo Group, Inc., Class A (a)(b)	3,766	66,734
Service Corp. International	272,005	4,904,250

		4,970,984
Diversified Financial Services — 4.6%
Bank of America Corp.	751,060	9,658,632
Citigroup, Inc.	984,482	47,225,601
CME Group, Inc.	61,113	4,643,366
ING US, Inc. (a)	46,501	1,258,317
JPMorgan Chase & Co.	1,044,411	55,134,457
The McGraw-Hill Cos., Inc.	11,369	604,717
Moody’s Corp.	105,935	6,454,619
The NASDAQ OMX Group, Inc.	273,286	8,961,048
NYSE Euronext	10,079	417,271

		134,358,028

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2013	67

Schedule of Investments (continued)	Active Stock Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Diversified Telecommunication Services — 1.1%
AT&T, Inc. (b)	264,883	$9,376,858
BCE, Inc.	31,140	1,277,363
Verizon Communications, Inc. (b)	401,031	20,187,901

		30,842,122
Electric Utilities — 0.9%
American Electric Power Co., Inc.	216,405	9,690,616
Duke Energy Corp.	25,896	1,747,980
Edison International	42,560	2,049,689
FirstEnergy Corp.	11,670	435,758
Great Plains Energy, Inc.	23,900	538,706
ITC Holdings Corp.	11,050	1,008,865
N.V. Energy, Inc.	40,253	944,335
NextEra Energy, Inc.	43,040	3,506,899
Northeast Utilities	25,590	1,075,292
PPL Corp.	7,200	217,872
Xcel Energy, Inc. (b)	131,164	3,717,188

		24,933,200
Electrical Equipment — 0.9%
Eaton Corp. Plc	187,820	12,360,434
Rockwell Automation, Inc.	58,400	4,855,376
Roper Industries, Inc.	44,428	5,518,846
Sensata Technologies Holding NV (a)(b)	98,042	3,421,666

		26,156,322
Electronic Equipment, Instruments & Components — 0.1%
Corning, Inc.	247,136	3,516,745
FLIR Systems, Inc. (b)	7,940	214,142

		3,730,887
Energy Equipment & Services — 1.5%
FMC Technologies, Inc. (a)	198,956	11,077,870
Halliburton Co.	51,790	2,160,679
National Oilwell Varco, Inc. (b)	92,972	6,405,771
Oceaneering International, Inc.	144,700	10,447,340
Schlumberger Ltd. (b)	206,701	14,812,193

		44,903,853
Food & Staples Retailing — 2.2%
CVS Caremark Corp.	574,215	32,833,614
The Kroger Co.	199,486	6,890,246
Safeway, Inc. (b)	90,780	2,147,855
Wal-Mart Stores, Inc.	293,925	21,894,473
Walgreen Co.	18,600	822,120

		64,588,308
Food Products — 1.4%
Kraft Foods Group, Inc. (b)	93,180	5,205,966
Mead Johnson Nutrition Co. (b)	138,717	10,990,548
Mondelez International, Inc.	404,815	11,549,372
Pinnacle Foods, Inc.	25,891	625,267
Smithfield Foods, Inc. (a)	5,041	165,093
Tyson Foods, Inc., Class A	68,310	1,754,201
Unilever NV	279,980	11,006,014

		41,296,461
Gas Utilities — 0.1%
UGI Corp.	47,500	1,857,725
Health Care Equipment & Supplies — 2.5%
Abbott Laboratories	985,269	34,366,183
Baxter International, Inc.	122,672	8,497,489
Intuitive Surgical, Inc. (a)	13,540	6,859,093
Medtronic, Inc.	165,581	8,522,454
Sirona Dental Systems, Inc. (a)	19,169	1,262,854
St. Jude Medical, Inc.	118,900	5,425,407
Thoratec Corp. (a)	109,851	3,439,435

Common Stocks	Shares	Value

Health Care Equipment & Supplies (concluded)
Zimmer Holdings, Inc.	73,500	$5,508,090

		73,881,005
Health Care Providers & Services — 1.7%
AmerisourceBergen Corp.	17,742	990,536
Cardinal Health, Inc.	104,194	4,917,957
Catamaran Corp. (a)	177,155	8,630,991
Express Scripts Holding Co. (a)	52,026	3,209,484
HCA Holdings, Inc. (b)	161,598	5,827,224
McKesson Corp.	163,605	18,732,772
Patterson Cos., Inc.	8,850	332,760
Quest Diagnostics Inc.	88,230	5,349,385
WellPoint, Inc.	7,481	612,245

		48,603,354
Hotels, Restaurants & Leisure — 0.6%
Las Vegas Sands Corp.	200,678	10,621,887
McDonald’s Corp.	49,436	4,894,164
Norwegian Cruise Line Holdings Ltd. (a)	45,868	1,390,259
Starwood Hotels & Resorts Worldwide, Inc.	2	126

		16,906,436
Household Durables — 0.3%
Garmin Ltd.	31,100	1,124,576
Newell Rubbermaid, Inc.	93,800	2,462,250
NVR, Inc. (a)	5,794	5,342,068

		8,928,894
Household Products — 0.8%
Church & Dwight Co., Inc. (b)	30,177	1,862,223
Energizer Holdings, Inc.	67,580	6,792,466
Kimberly-Clark Corp.	33,030	3,208,534
The Procter & Gamble Co.	129,942	10,004,234

		21,867,457
Independent Power Producers & Energy Traders — 0.4%
The AES Corp. (b)	853,532	10,233,849
Industrial Conglomerates — 2.0%
3M Co.	230,100	25,161,435
Danaher Corp.	98,285	6,221,441
General Electric Co.	1,199,433	27,814,851

		59,197,727
Insurance — 3.7%
ACE Ltd.	146,315	13,092,266
Aflac, Inc.	63,292	3,678,531
Allied World Assurance Co. Holdings Ltd.	17,530	1,604,170
The Allstate Corp.	168,454	8,106,007
American International Group, Inc. (a)	187,413	8,377,361
Berkshire Hathaway, Inc., Class B (a)	13,209	1,478,351
CNA Financial Corp.	67,934	2,216,007
Fidelity National Financial, Inc., Class A	94,352	2,246,521
Genworth Financial, Inc., Class A (a)	83,600	953,876
Hartford Financial Services Group, Inc.	229,826	7,106,220
Kemper Corp.	3	103
Lincoln National Corp.	116,762	4,258,310
MetLife, Inc.	188,936	8,645,712
PartnerRe Ltd.	16,400	1,485,184
Prudential Financial, Inc.	290,801	21,237,197
The Travelers Cos., Inc.	233,721	18,678,982
Willis Group Holdings Plc	8,300	338,474
XL Group Plc	171,014	5,185,145

		108,688,417
Internet & Catalog Retail — 1.3%
Amazon.com, Inc. (a)	74,142	20,588,492
Expedia, Inc.	172,827	10,395,544
Liberty Ventures, Series A (a)	22,765	1,935,253

See Notes to Financial Statements.

68	BLACKROCK FUNDS III	JUNE 30, 2013

Schedule of Investments (continued)	Active Stock Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Internet & Catalog Retail (concluded)
priceline.com, Inc. (a)	6,343	$5,246,485

		38,165,774
Internet Software & Services — 4.3%
eBay, Inc. (a)	302,447	15,642,559
Equinix, Inc. (a)	32,662	6,033,324
Google, Inc., Class A (a)	95,474	84,052,445
IAC/InterActiveCorp	11,794	560,923
LinkedIn Corp. (a)	51,983	9,268,569
VeriSign, Inc. (a)	139,508	6,230,427
Yandex NV (a)	145,995	4,033,842

		125,822,089
IT Services — 5.1%
Alliance Data Systems Corp. (a)	114,127	20,660,411
Amdocs Ltd. (b)	82,996	3,078,322
Cognizant Technology Solutions Corp., Class A (a)	45,156	2,827,217
Computer Sciences Corp. (b)	90,343	3,954,313
CoreLogic, Inc. (a)	215,113	4,984,168
DST Systems, Inc.	110,550	7,222,232
Fidelity National Information Services, Inc.	9,349	400,511
Gartner, Inc. (a)	120,960	6,893,510
International Business Machines Corp.	165,144	31,560,670
Lender Processing Services, Inc.	3,151	101,935
MasterCard, Inc., Class A	56,235	32,307,007
Teradata Corp. (a)	216,600	10,879,818
Vantiv Inc., Class A (a)	28,503	786,683
Visa, Inc., Class A	105,200	19,225,300
The Western Union Co.	190,580	3,260,824

		148,142,921
Leisure Equipment & Products — 0.1%
Hasbro, Inc.	1,300	58,279
Mattel, Inc.	85,010	3,851,803

		3,910,082
Life Sciences Tools & Services — 0.5%
Agilent Technologies, Inc.	331,200	14,162,112
Life Technologies Corp. (a)	7,137	528,209

		14,690,321
Machinery — 2.0%
CNH Global NV (b)	23,827	992,633
Cummins, Inc.	129,778	14,075,722
Deere & Co.	156,290	12,698,563
Gardner Denver, Inc.	1,788	134,422
Ingersoll-Rand Plc	256,691	14,251,484
Parker Hannifin Corp.	67,475	6,437,115
Stanley Black & Decker, Inc.	10,600	819,380
Valmont Industries, Inc. (b)	35,638	5,099,441
WABCO Holdings, Inc. (a)	55,952	4,179,055

		58,687,815
Marine — 0.1%
Matson, Inc.	79,958	1,998,950
Media — 6.8%
AMC Networks, Inc., Class A (a)	93,528	6,117,666
Comcast Corp, Class A	996,384	41,728,562
Comcast Corp, Special Class A	557,970	22,134,670
DIRECTV (a)	66,486	4,096,867
The Interpublic Group of Cos., Inc.	134,800	1,961,340
Lamar Advertising Co. (a)	100,489	4,361,223
Liberty Global Plc, Class A (a)	166,157	12,308,944
Liberty Global Plc, Series C (a)	1,962	133,196
Liberty Media Corp. (a)	22,074	2,798,100
News Corp, Class A	631,565	20,589,019
Omnicom Group, Inc.	3,300	207,471
Sirius XM Radio, Inc.	3,605,819	12,079,494

Common Stocks	Shares		Value

Media (concluded)
Time Warner Cable, Inc.	35,500		$3,993,040
Time Warner, Inc.	255,748		14,787,349
Viacom, Inc., Class B	317,007		21,572,326
The Walt Disney Co.	472,363		29,829,723

			198,698,990
Metals & Mining — 0.4%
BHP Billiton Ltd.	359,390		10,310,695
Freeport-McMoRan Copper & Gold, Inc.	—	(c)	6
Southern Copper Corp.	80,652		2,227,608

			12,538,309
Multi-Utilities — 0.4%
Dominion Resources, Inc.	66,850		3,798,417
Public Service Enterprise Group, Inc.	106,620		3,482,209
Sempra Energy	23,430		1,915,637
Wisconsin Energy Corp.	26,330		1,079,267

			10,275,530
Multiline Retail — 0.5%
Dollar Tree, Inc. (a)	163,163		8,295,207
J.C. Penney Co., Inc. (a)(b)	3		51
Kohl’s Corp.	36,500		1,843,615
Target Corp.	54,761		3,770,843

			13,909,716
Office Electronics — 0.0%
Xerox Corp.	3,400		30,838
Oil, Gas & Consumable Fuels — 6.8%
Anadarko Petroleum Corp.	18,584		1,596,923
Apache Corp.	13,400		1,123,322
Cabot Oil & Gas Corp.	49,630		3,524,722
Chevron Corp.	152,243		18,016,437
ConocoPhillips	166,832		10,093,336
EOG Resources, Inc.	46,086		6,068,604
Exxon Mobil Corp.	357,331		32,284,856
Gulfport Energy Corp. (a)	142,167		6,691,801
HollyFrontier Corp.	1,233		52,748
Marathon Oil Corp.	797,688		27,584,051
Marathon Petroleum Corp. (b)	387,364		27,526,086
Occidental Petroleum Corp.	134,330		11,986,266
PBF Energy, Inc.	155,833		4,036,075
Phillips 66	59,775		3,521,345
Royal Dutch Shell Plc	38,900		2,481,820
Spectra Energy Corp.	120,160		4,140,713
Suncor Energy, Inc.	605,910		17,868,286
Total SA	295,900		14,410,330
Valero Energy Corp.	108,600		3,776,022

			196,783,743
Paper & Forest Products — 0.3%
International Paper Co.	206,725		9,159,985
Personal Products — 0.4%
The Estee Lauder Cos., Inc., Class A	164,071		10,790,950
Herbalife Ltd. (b)	3,097		139,798

			10,930,748
Pharmaceuticals — 5.7%
AbbVie, Inc.	855,939		35,384,518
Allergan, Inc.	232,521		19,587,569
AstraZeneca Plc	61,200		2,894,760
Bristol-Myers Squibb Co.	102,050		4,560,615
Eli Lilly & Co.	202,725		9,957,852
Hospira, Inc. (a)	23,500		900,285
Johnson & Johnson (b)	249,091		21,386,953
Merck & Co., Inc.	593,271		27,557,438
Pfizer, Inc.	837,032		23,445,266

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2013	69

Schedule of Investments (continued)	Active Stock Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Pharmaceuticals (concluded)
Teva Pharmaceutical Industries Ltd.	23,500	$921,200
Valeant Pharmaceuticals International, Inc. (a)	81,211	6,990,643
Warner Chilcott Plc, Class A	534,063	10,617,173

		164,204,272
Professional Services — 0.4%
Equifax, Inc. (b)	48,000	2,828,640
Nielsen Holdings NV	104,905	3,523,759
Towers Watson & Co., Class A	7,400	606,356
Verisk Analytics, Inc., Class A (a)	97,774	5,837,108

		12,795,863
Real Estate Investment Trusts (REITs) — 0.9%
American Tower Corp.	72,890	5,333,361
CBL & Associates Properties, Inc. (b)	73,404	1,572,314
CommonWealth REIT	65,044	1,503,817
Federal Realty Investment Trust (b)	60,169	6,238,322
HCP, Inc. (b)	91,169	4,142,719
Hospitality Properties Trust	5,131	134,843
Host Hotels & Resorts, Inc. (b)	16,057	270,882
Potlatch Corp.	70,880	2,866,387
Ventas, Inc.	12,158	844,495
Weyerhaeuser Co.	136,850	3,898,856

		26,805,996
Real Estate Management & Development — 0.1%
Alexander & Baldwin, Inc. (a)	58,976	2,344,296
Jones Lang LaSalle, Inc.	13,600	1,239,504

		3,583,800
Road & Rail — 1.1%
Union Pacific Corp.	202,288	31,208,993
Semiconductors & Semiconductor Equipment — 1.3%
Applied Materials, Inc.	325,600	4,854,696
Avago Technologies Ltd.	38,521	1,439,915
Broadcom Corp., Class A	35,200	1,188,352
First Solar, Inc. (a)(b)	33,364	1,492,372
Intel Corp.	538,240	13,036,173
KLA-Tencor Corp.	18,357	1,023,036
LSI Corp. (a)	259,450	1,852,473
Marvell Technology Group Ltd.	38,691	453,072
Maxim Integrated Products, Inc. (b)	96,793	2,688,909
NXP Semiconductor NV (a)	109,875	3,403,927
Teradyne, Inc. (a)	335,500	5,894,735

		37,327,660
Software — 5.2%
Activision Blizzard, Inc.	155,158	2,212,553
Autodesk, Inc. (a)	117,197	3,977,666
BMC Software, Inc. (a)	5,230	236,082
Check Point Software Technologies (a)(b)	39,029	1,938,961
Citrix Systems, Inc. (a)	106,470	6,423,335
Intuit, Inc.	102,605	6,261,983
Microsoft Corp.	2,400,727	82,897,103
Oracle Corp.	1,038,733	31,909,878
Rovi Corp. (a)	49,960	1,141,086
Splunk, Inc. (a)	184,796	8,567,143
Symantec Corp.	190,300	4,276,041
Tableau Software Inc., Class A (a)	909	50,377

		149,892,208

Common Stocks	Shares	Value

Specialty Retail — 3.3%
American Eagle Outfitters, Inc.	162,572	$2,968,565
CarMax, Inc. (a)	99,835	4,608,384
CST Brands, Inc. (a)(b)	130,951	4,034,600
Foot Locker, Inc. (b)	110,019	3,864,967
The Home Depot, Inc.	263,233	20,392,661
Lowe’s Cos., Inc.	448,300	18,335,470
Ross Stores, Inc.	360,182	23,343,395
Sears Hometown & Outlet Stores, Inc. (a)(b)	38,133	1,667,175
The TJX Cos., Inc.	327,425	16,390,895
Urban Outfitters, Inc. (a)	3,368	135,461

		95,741,573
Textiles, Apparel & Luxury Goods — 1.9%
Coach, Inc. (b)	20,943	1,195,636
NIKE, Inc., Class B	281,332	17,915,222
Ralph Lauren Corp. (b)	60,003	10,424,921
Under Armour Inc., Class A (a)	100,125	5,978,464
VF Corp.	102,600	19,807,956

		55,322,199
Thrifts & Mortgage Finance — 0.0%
New York Community Bancorp, Inc. (b)	59,730	836,220
Tobacco — 0.7%
Lorillard, Inc. (b)	212,110	9,264,965
Philip Morris International, Inc.	131,725	11,410,019

		20,674,984
Trading Companies & Distributors — 0.3%
Air Lease Corp. (b)	54,972	1,516,678
MRC Global, Inc. (a)	186,029	5,138,121
United Rentals, Inc. (a)	67,909	3,389,338
WESCO International, Inc. (a)	900	61,164

		10,105,301
Water Utilities — 0.4%
American Water Works Co., Inc. (b)	248,119	10,229,946
Wireless Telecommunication Services — 0.3%
Crown Castle International Corp. (a)	22,934	1,660,192
Telephone & Data Systems, Inc.	251,763	6,205,958

		7,866,150
Total Long-Term Investments (Cost — $ 2,629,094,702) — 98.0%		2,844,654,812

Short-Term Securities
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.16% (d)(e)(f)	132,661,544	132,661,544
BlackRock Cash Funds: Prime, SL Agency Shares, 0.15% (d)(e)(f)	8,794,696	8,794,696
Total Short-Term Securities (Cost — $141,456,240) — 4.9%		141,456,240
Total Investments (Cost — $2,770,550,942*) — 102.9%		2,986,111,052
Liabilities in Excess of Other Assets — (2.9)%		(83,076,484)

Net Assets — 100.0%		$2,903,034,568

See Notes to Financial Statements.

70	BLACKROCK FUNDS III	JUNE 30, 2013

Schedule of Investments (continued)	Active Stock Master Portfolio

Notes to Schedule of Investments

*	As of June 30, 2013, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$2,807,884,388

Gross unrealized appreciation	$268,312,690
Gross unrealized depreciation	(90,086,026)

Net unrealized appreciation	$178,226,664

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Amount is less than 0.500.

(d)	Investments in issuers considered to be an affiliate of the Master Portfolio during the six months ended June 30, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2012	Net Activity	Shares Held at June 30, 2013	Income
BlackRock Cash Funds:
Institutional, SL Agency Shares	138,527,226	(5,865,682)	132,661,544	$104,567
BlackRock Cash Funds:
Prime, SL Agency Shares	9,485,001	(690,305)	8,794,696	$6,298

(e)	Represents the current yield as of report date.

(f)	All or a portion of security was purchased with the cash collateral from loaned securities.

•

For Master Portfolio compliance purposes, the Master Portfolio‘s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Master Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•	Financial futures contracts purchased as of June 30, 2013 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
390	S&P 500 E-Mini Index	Chicago Mercantile	September 2013	$31,186,350	$(106,371)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Master Portfolio has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Master Portfolio’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Master Portfolio’s investments and derivative financial instruments categorized in the disclosure hierarchy as of June 30, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:[1]
Common Stocks	$2,825,608,695	$19,046,117	—	$2,844,654,812
Short-Term Securities:
Money Market Funds	141,456,240	—	—	141,456,240

Total	$2,967,064,935	$19,046,117	—	$2,986,111,052

[1]	See above Schedule of Investments for values in each industry.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2013	71

Schedule of Investments (concluded)	Active Stock Master Portfolio

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Liabilities:
Equity contracts	$(106,371)	—	—	$(106,371)

[1]	Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

Certain of the Master Portfolio’s assets and liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of June 30, 2013, such assets and liabilities are categorized within the disclosure hierarchy as follows.

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$4,861	—	—	$4,861
Foreign currency at value	716	—	—	716
Cash pledged for financial futures contracts	2,366,908	—	—	2,366,908
Liabilities:
Collateral on securities loaned at value	—	$(60,637,052)		(60,637,052)

Total	$2,372,485	$(60,637,052)	—	$(58,264,567)

There were no transfers between levels during the six months ended June 30, 2013.

See Notes to Financial Statements.

72	BLACKROCK FUNDS III	JUNE 30, 2013

Statements of Assets and Liabilities	Master Investment Portfolio

June 30, 2013 (Unaudited)	LifePath Retirement Master Portfolio	LifePath 2020 Master Portfolio	LifePath 2030 Master Portfolio	LifePath 2040 Master Portfolio	LifePath 2050 Master Portfolio

Assets
Investments at value — affiliated[1,2]	$1,569,026,862	$2,737,954,153	$2,488,814,174	$1,918,258,164	$354,974,862
Contributions receivable from investors	1,216,709	2,590,661	1,348,625	896,055	427,823
Investments sold receivable	5,205,765	8,358,432	16,437,130	18,383,835	4,412,222
Dividends receivable	2,054,669	6,393,852	7,944,327	7,587,321	1,159,650
Securities lending income receivable	11,514	24,606	25,657	23,338	3,834

Total assets	1,577,515,519	2,755,321,704	2,514,569,913	1,945,148,713	360,978,391

Liabilities
Collateral on securities loaned at value	35,207,218	100,678,993	104,757,333	92,431,055	26,044,231
Investments purchased payable	—	8,599,635	16,235,039	18,586,135	4,906,597
Investment advisory fees payable	81,610	106,181	67,095	32,442	4,782
Professional fees payable	18,141	19,627	19,100	18,432	16,410
Trustees’ fees payable	7,362	12,125	10,435	7,845	1,154
Withdrawals payable to investors	6,373,007	4,919,802	4,570,834	3,202,520	416,475

Total liabilities	41,687,338	114,336,363	125,659,836	114,278,429	31,389,649

Net Assets	$1,535,828,181	$2,640,985,341	$2,388,910,077	$1,830,870,284	$329,588,742

Net Assets Consist of
Investors’ capital	$1,471,351,570	$2,493,349,329	$2,234,951,830	$1,702,858,379	$313,651,411
Net unrealized appreciation/depreciation	64,476,611	147,636,012	153,958,247	128,011,905	15,937,331

Net Assets	$1,535,828,181	$2,640,985,341	$2,388,910,077	$1,830,870,284	$329,588,742

[1] Investments at cost — affiliated	$1,504,550,251	$2,590,318,141	$2,334,855,927	$1,790,246,259	$339,037,531
[2] Securities loaned at value	$34,577,810	$98,239,554	$102,305,099	$90,532,148	$25,426,744

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2013	73

Statements of Assets and Liabilities	Master Investment Portfolio

June 30, 2013 (Unaudited)	Active Stock Master Portfolio

Assets
Investments at value — unaffiliated[1,2]	$2,844,654,812
Investments at value — affiliated[3]	141,456,240
Cash	4,861
Foreign currency at value (cost $702)	716
Investments sold receivable	138,557,038
Dividends receivable	3,052,152
Securities lending income receivable	4,800
Interest receivable	5,639
Contributions receivable from investors	90,588,214
Cash pledged for financial futures contracts	2,366,908

Total assets	3,220,691,380

Liabilities
Collateral on securities loaned at value	60,637,052
Investments purchased payable	123,451,301
Withdrawals payable to investors	132,772,557
Variation margin payable	117,550
Investment advisory fees payable	313,953
Administration fees payable	243,845
Professional fees payable	29,099
Trustees’ fees payable	15,012
Foreign taxes payable	76,443

Total liabilities	317,656,812

Net Assets	$2,903,034,568

Net Assets Consist of
Investors’ capital	$2,687,581,389
Net unrealized appreciation/depreciation	215,453,179

Net Assets	$2,903,034,568

[1] Investments at cost — unaffiliated	$2,629,094,702
[2] Securities loaned at value	$59,154,797
[3] Investments at cost — affiliated	$141,456,240

See Notes to Financial Statements.

74	BLACKROCK FUNDS III	JUNE 30, 2013

Statements of Operations	Master Investment Portfolio

Six Months Ended June 30, 2013 (Unaudited)	LifePath Retirement Master Portfolio	LifePath 2020 Master Portfolio	LifePath 2030 Master Portfolio	LifePath 2040 Master Portfolio	LifePath 2050 Master Portfolio

Investment Income
Dividends — affiliated	$2,880,393	$7,888,654	$9,337,178	$8,634,973	$1,343,406
Securities lending — affiliated — net	36,698	90,411	107,310	77,813	12,526
Income — affiliated	2,322	4,548	3,759	2,983	626
Net investment income allocated from the applicable Master Portfolios:
Dividends	3,584,428	7,732,259	9,012,294	8,011,519	1,953,058
Interest	10,000,450	13,019,906	7,849,330	3,711,674	289,596
Expenses	(1,423,216)	(2,280,454)	(1,933,311)	(1,405,616)	(257,925)
Fees waived	25,894	41,744	34,914	25,258	4,066

Total income	15,106,969	26,497,068	24,411,474	19,058,604	3,345,353

Expenses
Investment advisory	2,671,307	4,581,366	4,106,873	3,146,231	534,283
Professional	14,796	16,240	15,765	15,104	13,167
Independent Trustees	22,262	36,985	32,872	25,279	5,061

Total expenses	2,708,365	4,634,591	4,155,510	3,186,614	552,511
Less fees waived by Manager	(2,192,740)	(3,952,461)	(3,706,156)	(2,951,314)	(508,986)

Total expenses after fees waived	515,625	682,130	449,354	235,300	43,525

Net investment income	14,591,344	25,814,938	23,962,120	18,823,304	3,301,828

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	1,349	5,122	1,959	1,767	—
Investments — affiliated	852,617	644,563	181,014	(280,510)	(26,645)
Allocations from the applicable Master Portfolios from investments, financial futures contracts, swaps, options and foreign currency transactions	40,129,857	91,365,869	101,661,583	90,180,006	15,125,317

	40,983,823	92,015,554	101,844,556	89,901,263	15,098,672

Net change in unrealized appreciation/depreciation on:
Investments — affiliated	(45,086,155)	(37,450,616)	(32,408,540)	(23,807,390)	(3,611,171)
Allocated from the applicable Master Portfolios from investments, financial futures contracts, swaps, options and foreign currency translations	(6,599,923)	(38,956,438)	(24,812,643)	(12,616,745)	(764,065)

	(51,686,078)	(76,407,054)	(57,221,183)	(36,424,135)	(4,375,236)

Total realized and unrealized gain (loss)	(10,702,255)	15,608,500	44,623,373	53,477,128	10,723,436

Net Increase in Net Assets Resulting from Operations	$3,889,089	$41,423,438	$68,585,493	$72,300,432	$14,025,264

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2013	75

Statements of Operations	Master Investment Portfolio

Six Months Ended June 30, 2013 (Unaudited)	Active Stock Master Portfolio

Investment Income
Dividends	$25,284,041
Foreign taxes withheld	(502,130)
Securities lending — affiliated — net	43,426
Income — affiliated	67,358
Interest-affiliated	81

Total income	24,892,776

Expenses
Investment advisory	3,571,848
Administration	1,467,957
Professional	24,395
Independent Trustees	41,601

Total expenses	5,105,801
Less fees waived by Manager	(1,680,749)

Total expenses after fees waived	3,425,052

Net investment income	21,467,724

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	325,333,020
Financial futures contracts	2,458,741
Foreign currency transactions	(61,809)

327,729,952

Net change in unrealized appreciation/depreciation on:
Investments	(14,617,089)
Financial futures contracts	(79,165)
Foreign currency translations	(268)

(14,696,522)

Total realized and unrealized gain	313,033,430

Net Increase in Net Assets Resulting from Operations	$334,501,154

See Notes to Financial Statements.

76	BLACKROCK FUNDS III	JUNE 30, 2013

Statements of Changes in Net Assets	Master Investment Portfolio

	LifePath Retirement Master Portfolio		LifePath 2020 Master Portfolio
Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012

Operations
Net investment income	$14,591,344	$31,654,087	$25,814,938	$55,887,731
Net realized gain	40,983,823	37,988,999	92,015,554	70,282,877
Net change in unrealized appreciation/depreciation	(51,686,078)	55,122,353	(76,407,054)	135,234,770

Net increase in net assets resulting from operations	3,889,089	124,765,439	41,423,438	261,405,378

Capital Transactions
Proceeds from contributions	121,523,180	203,555,243	164,904,541	280,792,493
Value of withdrawals	(81,159,792)	(223,777,527)	(89,659,072)	(376,464,121)

Net increase (decrease) in net assets derived from capital transactions	40,363,388	(20,222,284)	75,245,469	(95,671,628)

Net Assets
Total increase in net assets	44,252,477	104,543,155	116,668,907	165,733,750
Beginning of period	1,491,575,704	1,387,032,549	2,524,316,434	2,358,582,684

End of period	$1,535,828,181	$1,491,575,704	$2,640,985,341	$2,524,316,434

	LifePath 2030 Master Portfolio		LifePath 2040 Master Portfolio
Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012

Operations
Net investment income	$23,962,120	$50,451,841	$18,823,304	$39,418,092
Net realized gain	101,844,556	61,313,076	89,901,263	48,434,526
Net change in unrealized appreciation/depreciation	(57,221,183)	155,165,763	(36,424,135)	137,661,928

Net increase in net assets resulting from operations	68,585,493	266,930,680	72,300,432	225,514,546

Capital Transactions
Proceeds from contributions	152,999,628	257,202,657	106,231,933	182,726,933
Value of withdrawals	(70,119,535)	(300,799,718)	(48,919,212)	(216,740,612)

Net increase (decrease) in net assets derived from capital transactions	82,880,093	(43,597,061)	57,312,721	(34,013,679)

Net Assets
Total increase in net assets	151,465,586	223,333,619	129,613,153	191,500,867
Beginning of period	2,237,444,491	2,014,110,872	1,701,257,131	1,509,756,264

End of period	$2,388,910,077	$2,237,444,491	$1,830,870,284	$1,701,257,131

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2013	77

Statements of Changes in Net Assets	Master Investment Portfolio

	LifePath 2050 Master Portfolio
Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012

Operations
Net investment income	$3,301,828	$5,493,750
Net realized gain	15,098,672	5,074,837
Net change in unrealized appreciation/depreciation	(4,375,236)	21,179,304

Net increase in net assets resulting from operations	14,025,264	31,747,891

Capital Transactions
Proceeds from contributions	57,146,642	102,543,769
Value of withdrawals	(9,434,411)	(46,527,191)

Net increase in net assets derived from capital transactions	47,712,231	56,016,578

Net Assets
Total increase in net assets	61,737,495	87,764,469
Beginning of period	267,851,247	180,086,778

End of period	$329,588,742	$267,851,247

See Notes to Financial Statements.

78	BLACKROCK FUNDS III	JUNE 30, 2013

Statements of Changes in Net Assets	Master Investment Portfolio

	Active Stock Master Portfolio
Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012

Operations
Net investment income	$21,467,724	$57,010,755
Net realized gain	327,729,952	210,331,039
Net change in unrealized appreciation/depreciation	(14,696,522)	147,479,020

Net increase in net assets resulting from operations	334,501,154	414,820,814

Capital Transactions
Proceeds from contributions	337,525,153	3,136,934,911
Value of withdrawals	(561,809,256)	(3,476,187,910)

Net decrease in net assets derived from capital transactions	(224,284,103)	(339,252,999)

Net Assets
Total increase in net assets	110,217,051	75,567,815
Beginning of period	2,792,817,517	2,717,249,702

End of period	$2,903,034,568	$2,792,817,517

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2013	79

Financial Highlights	Master Investment Portfolio

	LifePath Retirement Master Portfolio
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,
			2012		2011		2010	2009		2008

Total Investment Return
Total investment return	0.41%	[1]	9.11%		4.46%		9.83%	18.75%		(14.54)%

Ratios to Average Net Assets
Total expenses[2]	0.54%	[3,4,5]	0.55%	[6,7]	0.55%	[8,9]	0.61%	0.59%		0.61%

Total expenses after fees waived[2]	0.25%	[3,4,5]	0.28%	[6,7]	0.27%	[8,9]	0.26%	0.26%		0.27%

Net investment income[10]	1.91%	[3,4,5]	2.22%	[6,7]	2.77%	[8,9]	2.60%	3.61%		3.81%

Supplemental Data
Net assets, end of period (000)	$1,535,828		$1,491,576		$1,387,033		$1,380,141	$1,165,307		$253,604

Portfolio turnover	1%		4%		4%		4%	6%	[11]	11%

[1]	Aggregate total investment return.

[2]

Includes the LifePath Master Portfolio’s pro rata portion of expenses from Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series, except the total expenses for the three years ended December 31, 2010, which include gross expenses. These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional, BlackRock Commodity Strategies Fund and iShares exchange-traded funds.

[3]	Annualized.

[4]

Includes the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series allocated fees waived of 0.00%.

[5]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.10%, although the ratio does include the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series allocated expenses and/or net investment income.

[6]

Includes the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series allocated fees waived of 0.03%.

[7]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.08%, although the ratio does include the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series allocated expenses and/or net investment income.

[8]

Includes the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series allocated fees waived of 0.02%.

[9]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.08%, although the ratio does include the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series allocated expenses and/or net investment income.

[10]

Includes the LifePath Master Portfolio’s share of the allocated net investment income from Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series.

[11]	Excludes in-kind contribution of portfolio securities received in a tax-free reorganization on November 20, 2009.

See Notes to Financial Statements.

80	BLACKROCK FUNDS III	JUNE 30, 2013

Financial Highlights	Master Investment Portfolio

	LifePath 2020 Master Portfolio
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,
			2012		2011		2010	2009	2008

Total Investment Return
Total investment return	1.63%	[1]	11.49%		1.96%		11.40%	23.21%	(24.92)%

Ratios to Average Net Assets
Total expenses[2]	0.53%	[3,4,5]	0.53%	[6,7]	0.53%	[8,9]	0.59%	0.58%	0.57%

Total expenses after fees waived[2]	0.22%	[3,4,5]	0.25%	[6,7]	0.25%	[8,9]	0.23%	0.23%	0.23%

Net investment income[10]	1.97%	[3,4,5]	2.30%	[6,7]	2.56%	[8,9]	2.45%	3.15%	3.18%

Supplemental Data
Net assets, end of period (000)	$2,640,985		$2,524,316		$2,358,583		$2,343,961	$1,779,673	$1,245,671

Portfolio turnover	0%	[11]	5%		5%		4%	6%	13%

[1]	Aggregate total investment return.

[2]

Includes the LifePath Master Portfolio’s pro rata portion of expenses from Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series, except the total expenses for the three years ended December 31, 2010, which include gross expenses. These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional, BlackRock Commodity Strategies Fund and iShares exchange-traded funds.

[3]	Annualized.

[4]

Includes the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series allocated fees waived of 0.00%.

[5]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.13%, although the ratio does include the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series allocated expenses and/or net investment income.

[6]

Includes the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series allocated fees waived of 0.03%.

[7]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.11%, although the ratio does include the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series allocated expenses and/or net investment income.

[8]

Includes the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series allocated fees waived of 0.03%.

[9]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.11%, although the ratio does include the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series allocated expenses and/or net investment income.

[10]

Includes the LifePath Master Portfolio’s share of the allocated net investment income from Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series.

[11]	Rounds to less than 1%.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2013	81

Financial Highlights	Master Investment Portfolio

	LifePath 2030 Master Portfolio
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,
			2012		2011		2010	2009	2008

Total Investment Return
Total investment return	3.11%	[1]	13.59%		(0.13)%		12.36%	26.27%	(30.53)%

Ratios to Average Net Assets
Total expenses[2]	0.52%	[3,4,5]	0.53%	[6,7]	0.52%	[8,9]	0.57%	0.56%	0.55%

Total expenses after fees waived[2]	0.20%	[3,4,5]	0.23%	[6,7]	0.22%	[8,9]	0.21%	0.20%	0.21%

Net investment income[10]	2.04%	[3,4,5]	2.37%	[6,7]	2.39%	[8,9]	2.34%	2.97%	2.82%

Supplemental Data
Net assets, end of period (000)	$2,388,910		$2,237,444		$2,014,111		$1,972,075	$1,433,256	$952,181

Portfolio turnover	0%	[11]	5%		7%		3%	7%	13%

[1]	Aggregate total investment return.

[2]

Includes the LifePath Master Portfolio’s pro rata portion of expenses from Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series, except the total expenses for the three years ended December 31, 2010, which include gross expenses. These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional, BlackRock Commodity Strategies Fund and iShares exchange-traded funds.

[3]	Annualized

[4]

Includes the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series allocated fees waived of 0.00%.

[5]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.15%, although the ratio does include the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series allocated expenses and/or net investment income.

[6]

Includes the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series allocated fees waived of 0.04%.

[7]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.13%, although the ratio does include the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series allocated expenses and/or net investment income.

[8]

Includes the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series allocated fees waived of 0.04%.

[9]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.13%, although the ratio does include the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series allocated expenses and/or net investment income.

[10]

Includes the LifePath Master Portfolio’s share of the allocated net investment income from Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series.

[11]	Rounds to less than 1%.

See Notes to Financial Statements.

82	BLACKROCK FUNDS III	JUNE 30, 2013

Financial Highlights	Master Investment Portfolio

	LifePath 2040 Master Portfolio
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,
			2012		2011		2010	2009	2008

Total Investment Return
Total investment return	4.22%	[1]	15.23%		(1.88)%		13.21%	28.58%	(34.90)%

Ratios to Average Net Assets
Total expenses[2]	0.51%	[3,4,5]	0.52%	[6,7]	0.52%	[8,9]	0.55%	0.55%	0.53%

Total expenses after fees waived[2]	0.18%	[3,4,5]	0.21%	[6,7]	0.20%	[8,9]	0.19%	0.18%	0.19%

Net investment income[10]	2.09%	[3,4,5]	2.44%	[6,7]	2.24%	[8,9]	2.24%	2.82%	2.52%

Supplemental Data
Net assets, end of period (000)	$1,830,870		$1,701,257		$1,509,756		$1,519,203	$1,133,675	$720,539

Portfolio turnover	1%		4%		8%		4%	6%	14%

[1]	Aggregate total investment return.

[2]

Includes the LifePath Master Portfolio’s pro rata portion of expenses from Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series, except the total expenses for the three years ended December 31, 2010, which include gross expenses. These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional, BlackRock Commodity Strategies Fund and iShares exchange-traded funds.

[3]	Annualized

[4]

Includes the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series allocated fees waived of 0.00%.

[5]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.17%, although the ratio does include the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series allocated expenses and/or net investment income.

[6]

Includes the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series allocated fees waived of 0.05%.

[7]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.15%, although the ratio does include the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series allocated expenses and/or net investment income.

[8]

Includes the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series allocated fees waived of 0.04%.

[9]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.15%, although the ratio does include the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series allocated expenses and/or net investment income.

[10]

Includes the LifePath Master Portfolio’s share of the allocated net investment income from Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2013	83

Financial Highlights	Master Investment Portfolio

	LifePath 2050 Master Portfolio
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,						Period June 30, 2008[1] to December 31, 2008
			2012		2011		2010	2009

Total Investment Return
Total investment return	5.27%	[2]	16.55%		(3.28)%		13.93%	30.85%	(31.93)%[2]

Ratios to Average Net Assets
Total expenses[3]	0.53%	[4,5,6]	0.54%	[7,8]	0.53%	[9,10]	0.56%	0.59%	1.11%	[4]

Total expenses after fees waived[3]	0.19%	[4,5,6]	0.21%	[7,8]	0.18%	[9,10]	0.17%	0.16%	0.17%	[4]

Net investment income[11]	2.16%	[4,5,6]	2.51%	[7,8]	2.18%	[9,10]	2.31%	2.84%	3.05%	[4]

Supplemental Data
Net assets, end of period (000)	$329,589		$267,851		$180,087		$119,391	$40,164	$6,895

Portfolio turnover	0%	[12]	5%		13%		5%	12%	0%	[12]

[1]	Commencement of operations.

[2]	Aggregate total investment return.

[3]

Includes the LifePath Master Portfolio’s pro rata portion of expenses from Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series, except the total expenses for the period ended December 31, 2008, and the two years ended December 31, 2010, which include gross expenses. These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional, BlackRock Commodity Strategies Fund and iShares exchange-traded funds.

[4]	Annualized

[5]

Includes the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series allocated fees waived of 0.00%.

[6]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.16%, although the ratio does include the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series allocated expenses and/or net investment income.

[7]

Includes the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series allocated fees waived of 0.06%.

[8]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.15%, although the ratio does include the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series allocated expenses and/or net investment income.

[9]

Includes the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series allocated fees waived of 0.05%.

[10]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.17%, although the ratio does include the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series allocated expenses and/or net investment income.

[11]

Includes the LifePath Master Portfolio’s share of the allocated net investment income from Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series.

[12]	Rounds to less than 1%

See Notes to Financial Statements.

84	BLACKROCK FUNDS III	JUNE 30, 2013

Financial Highlights	Master Investment Portfolio

	Active Stock Master Portfolio
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,
			2012	2011	2010	2009	2008

Total Investment Return
Total investment return	12.08%	[1]	15.55%	2.20%	11.04%	24.86%	(36.65)%

Ratios to Average Net Assets
Total expenses	0.35%	[2]	0.35%	0.35%	0.35%	0.35%	0.35%

Total expenses after fees waived	0.23%	[2]	0.26%	0.27%	0.29%	0.30%	0.32%

Net investment income	1.46%	[2]	2.03%	1.70%	1.50%	1.99%	1.96%

Supplemental Data
Net assets, end of period (000)	$2,903,035		$2,792,818	$2,717,250	$2,513,424	$1,838,453	$1,250,987

Portfolio turnover	105%		120%	275%	120%	149%	98%

[1]	Aggregate total investment return.

[2]	Annualized.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2013	85

Notes to Financial Statements (Unaudited)	Master Investment Portfolio

1. Organization:

Master Investment Portfolio (“MIP”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. MIP is organized as a Delaware statutory trust. The financial statements and these accompanying notes relate to six series of MIP: LifePath® Retirement Master Portfolio, LifePath 2020 Master Portfolio®, LifePath 2030 Master Portfolio®, LifePath 2040 Master Portfolio®, LifePath® 2050 Master Portfolio and Active Stock Master Portfolio (each, a “Master Portfolio” and collectively, the “Master Portfolios”).

As of June 30, 2013, LifePath Retirement Master Portfolio, LifePath 2020 Master Portfolio and LifePath 2030 Master Portfolio’s investment in CoreAlpha Bond Master Portfolio represented 52.9%, 40.8% and 27.6%, respectively, of its net assets. The financial statements of CoreAlpha Bond Master Portfolio, including the Schedule of Investments, can be read in conjunction with LifePath Retirement Master Portfolio, LifePath 2020 Master Portfolio and LifePath 2030 Master Portfolio’s financial statements. CoreAlpha Bond Master Portfolio’s financial statements, included in filings under MIP, are available, without charge, on the SEC’s website at http://www.sec.gov.

LifePath Retirement Master Portfolio, LifePath 2020 Master Portfolio, LifePath 2030 Master Portfolio, LifePath 2040 Master Portfolio and LifePath 2050 Master Portfolio (each, a “LifePath Master Portfolio” and collectively, the “LifePath Master Portfolios”) will each generally invest in other registered investment companies (each an “Underlying Fund” and collectively the “Underlying Funds”) that are managed by subsidiaries of BlackRock, Inc. (“BlackRock”) and its affiliates and affiliates of the LifePath Master Portfolios. The LifePath Master Portfolios may also invest in other master portfolios (“Underlying Master Porfolios”) that are managed by subsidiaries of BlackRock.

The value of a LifePath Master Portfolio’s investment in each of Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series reflects that underlying LifePath Master Portfolio’s proportionate interest in the net assets of that underlying Master Portfolio. As of June 30, 2013, the LifePath Master Portfolios held interests in Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series as follows:

	Active Stock Master Portfolio	ACWI ex-US Index Master Portfolio	CoreAlpha Bond Master Portfolio	Master Small Cap Index Series
LifePath Retirement Master Portfolio	10.48%	6.02%	27.87%	10.40%
LifePath 2020 Master Portfolio	25.27%	11.71%	36.92%	15.09%
LifePath 2030 Master Portfolio	30.00%	12.11%	22.58%	10.55%
LifePath 2040 Master Portfolio	27.34%	8.25%	10.85%	6.24%
LifePath 2050 Master Portfolio	5.58%	2.34%	0.93%	0.84%

2. Significant Accounting Policies:

The Master Portfolios’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America

(“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates. The following is a summary of significant accounting policies followed by the Master Portfolios:

Valuation: US GAAP defines fair value as the price the Master Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master Portfolios determine the fair values of their financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees of MIP (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Master Portfolio for all financial instruments. Investments in open-end registered investment companies are valued at net asset value (“NAV”) each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value. The market value of the LifePath Master Portfolios’ investments in the Underlying Funds is based on the published NAV of each Underlying Fund computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on days when the NYSE is open. The LifePath Master Portfolios record their proportionate investment in the Underlying Master Portfolios at fair value which is based upon their pro rata ownership in the net assets of the Underlying Master Portfolios.

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that each Master Portfolio might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor deem relevant consistent with the principles of fair value measurement which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. A market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate,

86	BLACKROCK FUNDS III	JUNE 30, 2013

Notes to Financial Statements (continued)	Master Investment Portfolio

employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Master Portfolios’ pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Master Portfolios either deliver collateral or segregate assets in connection with certain investments (e.g., financial futures contracts), each Master Portfolio will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, a Master Portfolio engaging in such transactions may have requirements to deliver/deposit securities to/with an exchange or broker-dealer as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-divided dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Master Portfolio is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Each LifePath Master Portfolio records daily its proportionate share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series income, expenses and realized and unrealized gains and losses.

Income Taxes: Each Master Portfolio is classified as a partnership for federal income tax purposes. As such, each investor in a Master Portfolio is treated as the owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no federal income tax provision is required. It is intended that each Master Portfolio’s assets will be managed so an investor in the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

Each Master Portfolio files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Master Portfolio’s US federal tax returns remains open for each of the four years ended December 31, 2012. The statutes of limitations on each Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to a Master Portfolio are charged to that Master Portfolio. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

3. Securities and Other Investments:

Securities Lending: The Master Portfolios may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash, securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral. The initial collateral received by the Master Portfolios should have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Master Portfolio and any additional required collateral is delivered to the Master Portfolio on the next business day. Securities lending income, as disclosed in the Statements of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, a Master Portfolio earns dividend or interest income on the securities loaned but does not receive interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan and the value of the related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value, and collateral on securities loaned at value, respectively. The cash collateral investment, if any, by BlackRock Institutional Trust Co., N.A. (“BTC), for the LifePath Portfolios, and BlackRock Investment Management, LLC (“BIM”), for Active Stock Master Portfolio, is disclosed in the Schedules of Investments. BTC and BIM are each affiliates of BlackRock.

Securities lending transactions are entered into by the Master Portfolios under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party. In the event that a borrower defaults, the Master Portfolios, as lenders, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MSLA counterparty’s bankruptcy or insolvency.

BLACKROCK FUNDS III	JUNE 30, 2013	87

Notes to Financial Statements (continued)	Master Investment Portfolio

Under the MSLA, the Master Portfolios can reinvest cash collateral, or, upon an event of default, resell or repledge the collateral, and the borrower can resell or repledge the loaned securities.

The following table is a summary of the Master Portfolios’ open securities lending agreements by counterparty which are subject to offset under a MSLA as of June 30, 2013:

LifePath Retirement Master Portfolio
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Goldman Sachs & Co.	$6,110,658	$(6,110,658)	—
JP Morgan Securities LLC	3,382,702	(3,382,702)	—
UBS Securities LLC	25,084,450	(25,084,450)	—

Total	$34,577,810	$(34,577,810)	—

LifePath 2020 Master Portfolio
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
JP Morgan Securities LLC	$75,505,406	$(75,505,406)	—
Morgan Stanley	4,232,550	(4,232,550)	—
UBS Securities LLC	18,501,598	(18,501,598)	—

Total	$98,239,554	$(98,239,554)	—

LifePath 2030 Master Portfolio
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Barclays Capital, Inc.	$7,697,560	$(7,697,560)	—
Goldman Sachs & Co.	12,101,062	(12,101,062)	—
JP Morgan Securities LLC	78,993,057	(78,993,057)	—
UBS Securities LLC	3,513,420	(3,513,420)	—

Total	$102,305,099	$(102,305,099)	—

LifePath 2040 Master Portfolio
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Barclays Capital, Inc.	$3,945,467	$(3,945,467)	—
Deutsche Bank Securities, Inc.	3,602,438	(3,602,438)	—
Goldman Sachs & Co.	14,279,000	(14,279,000)	—
JP Morgan Securities LLC	39,959,156	(39,959,156)	—
Morgan Stanley	1,565,749	(1,565,749)	—
SG Americas Securities LLC	1,388,520	(1,388,520)	—
UBS Securities LLC	25,791,818	(25,791,818)	—

Total	$90,532,148	$(90,532,148)	—

LifePath 2050 Master Portfolio
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Goldman Sachs & Co.	$3,275,000	$(3,275,000)	—
JP Morgan Securities LLC	1,928,500	(1,928,500)	—
Morgan Stanley	806,113	(806,113)	—
SG Americas Securities LLC	12,778,270	(12,778,270)	—
UBS Securities LLC	6,638,861	(6,638,861)	—

Total	$25,426,744	$(25,426,744)	—

Active Stock Master Portfolio
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
BNP Paribas SA	$4,372	$(4,372)	—
Citigroup Global Markets, Inc.	11,918,654	(11,918,654)	—
Credit Suisse Securities (USA) LLC	1,843,088	(1,843,088)	—
Deutsche Bank Securities, Inc.	1,036,750	(1,036,750)	—
Goldman Sachs & Co.	25,627,968	(25,627,968)	—
Jefferies LLC	3,515,905	(3,515,905)	—
JP Morgan Securities LLC	4,424,989	(4,424,989)	—
Mizuho Securities USA, Inc.	229,373	(229,373)	—
Morgan Stanley	4,058,243	(4,058,243)	—
National Financial Services LLC	971,809	(971,809)	—
State Street Bank & Trust Co.	413,789	(413,789)	—
UBS Securities LLC	5,109,858	(5,109,858)	—

Total	$59,154,798	$(59,154,798)	—

[1]

Excess of collateral received from the individual counterparty is not shown for financial reporting purposes. Collateral has been received in connection with securities lending transactions as follows:

LifePath Retirement Master Portfolio	$35,207,218
LifePath 2020 Master Portfolio	$100,678,993
LifePath 2030 Master Portfolio	$104,757,333
LifePath 2040 Master Portfolio	$92,431,055
LifePath 2050 Master Portfolio	$26,044,231
Active Stock Master Portfolio	$60,637,052

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate this risk the Master Portfolios benefit from a borrower default indemnity provided by BlackRock. BlackRock’s indemnity allows for full replacement of securities lent. A Master Portfolio also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. During the six months ended June 30, 2013, any securities on loan were collateralized by cash.

4. Derivative Financial Instruments:

Active Stock Master Portfolio engages in various portfolio investment strategies using derivative contracts both to increase the returns of Active Stock Master Portfolio and to economically hedge, or protect, its exposure to certain risks such as equity risk. These contracts may be transacted on an exchange.

Financial Futures Contracts: Active Stock Master Portfolio purchases or sells financial futures contracts to gain exposure to, or economically hedge against, changes in the value of equity securities (equity risk). Financial futures contracts are agreements between Active Stock Master Portfolio and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Upon entering into a financial futures contract, Active Stock Master Portfolio is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be

88	BLACKROCK FUNDS III	JUNE 30, 2013

Notes to Financial Statements (continued)	Master Investment Portfolio

maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, Active Stock Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by Active Stock Master Portfolio as unrealized appreciation or depreciation. When the contract is closed, Active Stock Master Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

The following is a summary of Active Stock Master Portfolio’s Derivative Financial instruments categorized by risk exposure:

Fair Values of Derivative Financial Instruments as of June 30, 2013
	Liability Derivatives
	Statements of Assets and Liabilities Location	Value
Equity contracts	Net unrealized depreciation[1]	$(106,371)

[1]

Includes cumulative appreciation/depreciation on financial futures contracts as reported in the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The Effect of Derivative Financial Instruments in the Statements of Operations Six Months Ended June 30, 2013
Net Realized Gain From
Equity contracts
Financial futures contracts	$2,458,741

Net Change in Unrealized Appreciation/Depreciation on
Equity contracts
Financial futures contracts	$(79,165)

For the six months ended June 30, 2013, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average number of contracts purchased	372
Average notional value of contracts purchased	$29,384,002

Counterparty Credit Risk: A derivative contract may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange traded futures, there is less counterparty credit risk to Active Stock Master Portfolio since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Master Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to Active Stock Master Portfolio.

For financial reporting purposes, Active Stock Master Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock.

MIP, on behalf of the Master Portfolios, entered into an Investment Advisory Agreement with BlackRock Fund Advisors (“BFA” or the “Manager”), the Master Portfolios’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of each Master Portfolio’s investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Master Portfolio. For such services, each Master Portfolio pays BFA a monthly fee based on a percentage of such Master Portfolio’s average daily net assets. Each LifePath Master Portfolio pays BFA at an annual rate of 0.35% of the average daily net assets of each respective LifePath Master Portfolio. Active Stock Master Portfolio pays BFA a monthly fee based on a percentage of its average daily net assets at the following annual rates:

BLACKROCK FUNDS III	JUNE 30, 2013	89

Notes to Financial Statements (continued)	Master Investment Portfolio

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.25%
$1 Billion — $3 Billion	0.24%
$3 Billion — $5 Billion	0.23%
$5 Billion — $10 Billion	0.22%
Greater than $10 Billion	0.21%

MIP, on behalf of the Master Portfolios, entered into an Administration Agreement with BlackRock Advisors, LLC (“BAL”) (the “Administrator”), which has agreed to provide general administration services (other than investment advice and related portfolio activities). BAL, in consideration thereof, has agreed to bear all of the Master Portfolios’ and MIP’s ordinary operating expenses excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the Master Portfolios. BAL is entitled to receive for these administration services an annual fee of 0.10% based on the average daily net assets of Active Stock Master Portfolio.

From time to time, BAL may waive such fees in whole or in part. Any such waiver will reduce the expenses of the Master Portfolio and, accordingly, have a favorable impact on its performance. BAL may delegate certain of its administration duties to sub-administrators.

BAL is not entitled to compensation for providing administration services to the Master Portfolios, for so long as BAL is entitled to compensation for providing administration services to corresponding feeder funds that invest substantially all of their assets in the Master Portfolios, or BAL (or an affiliate) receives investment advisory fees from the Master Portfolios.

The fees and expenses of the MIP’s trustees who are not “interested persons” of MIP, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and MIP’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Master Portfolios. BFA had contractually agreed to waive investment advisory fees charged to each LifePath Master Portfolio in an amount equal to investment advisory fees and administration fees, if any, received by BFA, BAL or previous affiliates, from each affiliated investment company in which the LifePath Master Portfolios invest through April 30, 2014. BFA has also contractually agreed to cap the expenses of the LifePath Master Portfolios at the rate at which the LifePath Master Portfolios pay an advisory fee to BFA by providing an offsetting credit against the investment advisory fees paid by the LifePath Master Portfolios in an amount equal to the independent expenses. These contractual waivers are effective through April 30, 2023. The amounts of the waivers, if any, are shown as fees waived by the Manager in the Statements of Operations.

BAL voluntarily agreed to waive a portion of its administration and advisory fees paid by Active Stock Master Portfolio in an amount sufficient to maintain the advisory fees payable by each of the LifePath Master Portfolios at an annual rate of 0.35% based on the average daily net assets. This arrangement is voluntary and may be terminated by BAL at any time. With respect to the independent expenses discussed above, BAL had contractually agreed to provide an offsetting credit against the administration fees paid by Active Stock Master Portfolio in an amount equal to the independent expenses, through April 30, 2014. The amounts of the waiver and offsetting credits are shown as fees waived by the Manager in the Statements of Operations.

The Master Portfolios received an exemptive order from the SEC permitting them, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and have retained BTC and BIM, as applicable, as the securities lending agents. BTC and BIM may, on behalf of the Master Portfolios, invest cash collateral received by the Master Portfolios for such loans, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. The market value of securities on loan and the value of the related collateral, if applicable, are shown in the Statements of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BTC and BIM, if any, is disclosed in the Schedules of Investments. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of rebates paid to, or fees paid by, borrowers of securities. The Master Portfolios retain 65% of securities lending income and pay a fee to BTC and BIM equal to 35% of such income. The Master Portfolios benefit from a borrower default indemnity provided by BlackRock. As securities lending agent, BTC and BIM bear all operational costs directly related to securities lending as well as the cost of borrower default indemnification. BTC and BIM do not receive any fees for managing the cash collateral. The share of income earned by each Master Portfolio is shown as securities lending – affiliated – net in the Statements of Operations. For the six months ended June 30, 2013, BTC and BIM received securities lending agent fees related to securities lending activities for the Master Portfolios as follows:

LifePath Retirement Master Portfolio	$20,570
LifePath 2020 Master Portfolio	$50,211
LifePath 2030 Master Portfolio	$59,332
LifePath 2040 Master Portfolio	$43,349
LifePath 2050 Master Portfolio	$7,451
Active Stock Master Portfolio	$23,971

Each Master Portfolio may invest its positive cash balances in certain money market funds managed by the Manager or an affiliate. The income earned on these temporary cash investments is included in income-affiliated in the Statements of Operations.

Certain officers and/or trustees of MIP are officers and/or directors of BlackRock or its affiliates.

The Master Portfolios may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment advisor, common officers or common trustees. For the six months ended June 30, 2013, the purchase and sale transactions with an affiliated fund in compliance with Rule 17a-7 of the 1940 Act were as follows:

	Purchases	Sales
Active Stock Master Portfolio	$650,422	$1,372,271

90	BLACKROCK FUNDS III	JUNE 30, 2013

Notes to Financial Statements (concluded)	Master Investment Portfolio

6. Purchases and Sales:

Purchases and sales of investments excluding short-term securities for the six months ended June 30, 2013 were as follows:

	Purchases	Sales
LifePath Retirement Master Portfolio	$21,624,200	$9,107,377
LifePath 2020 Master Portfolio	$46,933,940	$10,686,681
LifePath 2030 Master Portfolio	$52,211,786	$9,835,745
LifePath 2040 Master Portfolio	$47,253,391	$13,175,441
LifePath 2050 Master Portfolio	$14,319,411	$502,274
Active Stock Master Portfolio	$2,983,571,964	$3,151,641,849

7. Bank Borrowings:

MIP, on behalf of the Master Portfolios, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $800 million credit agreement with a group of lenders, under which a Master Portfolio may borrow to fund shareholder redemptions. The agreement expires in April 2014. Excluding commitments designated for a certain individual fund, other Participating Funds, including the Master Portfolios, can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.065% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) the one-month London Interbank Offered Rate (“LIBOR”) plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. Participating Funds paid administration and arrangement fees, which, along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. The Master Portfolios did not borrow under the credit agreement during the six months ended June 30, 2013.

8. Market and Credit Risk:

In the normal course of business, the Master Portfolios invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Master Portfolios may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Master Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Master Portfolios may be exposed to counterparty credit risk, or the risk that an entity with which the Master Portfolios have unsettled or open transactions may fail to or be unable to perform on its commitments. The Master Portfolios manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master Portfolios to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master Portfolios’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the State-

ments of Assets and Liabilities, less any collateral held by the Master Portfolios.

9. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Master Portfolios through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK FUNDS III	JUNE 30, 2013	91

Disclosure of Investment Advisory Agreement

The Board of Trustees of Master Investment Portfolio (the “Master Fund”) met in person on April 11, 2013 (the “April Meeting”) and May 21 — 22, 2013 (the “May Meeting”) to consider the approval of the Master Fund’s investment advisory agreement (the “Agreement”) with BlackRock Fund Advisors (“BlackRock”), the Master Fund’s investment advisor, on behalf of the Master Fund’s series, including LifePath 2020 Master Portfolio, LifePath 2030 Master Portfolio, LifePath 2040 Master Portfolio, LifePath 2050 Master Portfolio and LifePath Retirement Master Portfolio (each, a “Master Portfolio” and collectively, the “Master Portfolios”). Each of LifePath 2020 Portfolio, LifePath 2030 Portfolio, LifePath 2040 Portfolio, LifePath 2050 Portfolio and LifePath Retirement Portfolio (each, a “Portfolio” and collectively, the “Portfolios”), each a series of BlackRock Funds III (the “Fund”), is a “feeder” fund that invests all of its investable assets in the corresponding Master Portfolio. Accordingly, the Board of Trustees of the Fund also considered the approval of the Agreement with respect to each Master Portfolio. For simplicity, (a) the Board of Trustees of the Master Fund and the Board of Trustees of the Fund are referred to herein collectively as the “Board,” and the members are referred to as “Board Members,” and (b) the shareholders of each Portfolio and the interest holders of each Master Portfolio are referred to as “shareholders.”

Activities and Composition of the Board

The Board consists of fourteen individuals, twelve of whom are not “interested persons” of the Master Fund or the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Master Fund or the Fund, as pertinent, and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Co-Chairs of the Board are each Independent Board Members. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreement

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreement on an annual basis. The Board has four quarterly meetings per year, each extending over two days, and a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreement. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Master Portfolios and the Portfolios by BlackRock, its personnel and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services, risk oversight, compliance and assistance in meeting applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to the Master Portfolios, the Portfolios and their shareholders. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year and/or since inception periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over performance or underperformance against their peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Master Portfolios and/or the Portfolios for services, such as marketing and distribution, call center and fund accounting; (c) the Master Portfolios’ and/or the Portfolios’ operating expenses and how BlackRock allocates expenses to the Master Portfolios and the Portfolios; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of each Master Portfolio’s and Portfolio’s investment objective, policies and restrictions; (e) the Master Fund’s and the Fund’s compliance with its respective Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Master Fund’s and/or the Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment objectives across the open-end fund, exchange-traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

The Board has engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. In addition, the Board requested and BlackRock provided an analysis of fair valuation and stale pricing policies. BlackRock also furnished information to the Board in response to specific questions. These questions covered issues such as BlackRock’s profitability, investment performance and management fee levels. The Board further considered the importance of: (i) organizational and structural variables to investment performance; (ii) rates of portfolio turnover; (iii) BlackRock’s performance accountability for portfolio managers; (iv) marketing support for the funds; (v) services provided to the Master Portfolios and the Portfolios by BlackRock affiliates; and (vi) BlackRock’s oversight of relationships with third party service providers.

Board Considerations in Approving the Agreement

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreement. The Board is engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on fees and expenses of each Master Portfolio and Portfolio, as applicable, as compared with a peer group of funds as

92	BLACKROCK FUNDS III	JUNE 30, 2013

Disclosure of Investment Advisory Agreement (continued)

determined by Lipper (“Expense Peers”) and the investment performance of each Portfolio as compared with a peer group of funds as determined by Lipper1 and the Morningstar Classification; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by each Master Portfolio and/or Portfolio to BlackRock; (g) sales and redemption data regarding each Portfolio’s shares; and (h) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreement. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board of the Master Fund, including the Independent Board Members, unanimously approved the continuation of the Agreement between BlackRock and the Master Fund with respect to each Master Portfolio for a one-year term ending June 30, 2014. The Board of the Fund, including the Independent Board Members, also considered the continuation of the Agreement with respect to each Master Portfolio and found the Agreement to be satisfactory. In approving the continuation of the Agreement, the Board of the Master Fund considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Master Portfolio, each Portfolio and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Master Portfolios and the Portfolios; (d) the Fund’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance comparison as previously discussed; (e) economies of scale; (f) fall-out benefits to BlackRock as a result of its relationship with the Master Portfolios and the Portfolios; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Portfolio shares and securities lending, services related to the valuation and pricing of portfolio holdings of each Master Portfolio, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Master Portfolios and the Portfolios and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Portfolio. Throughout the year, the Board compared each Portfolio’s performance to the performance of a comparable group of mutual funds and/or the performance of a relevant benchmark, if any. The Board met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by each Master Portfolio’s portfolio management team discussing Master Portfolio performance and the Master Portfolio’s investment objective, strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Master Portfolio’s portfolio management team; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to each Master Portfolio’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to each Master Portfolio and Portfolio. BlackRock and its affiliates provide the Master Portfolios and the Portfolios with certain administrative, shareholder and other services (in addition to any such services provided to the Master Portfolios and the Portfolios by third parties) and officers and other personnel as are necessary for the operations of the Master Portfolios and the Portfolios. In particular, BlackRock and its affiliates provide the Master Portfolios and the Portfolios with the following administrative services, including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) assisting with daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; (vi) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger or consolidation of certain open-end funds; and (vii) performing other administrative functions necessary for the operation of the Master Portfolios and the Portfolios, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Master Portfolios, the Portfolios and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Master

[1]	Lipper ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

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Portfolio and Portfolio, as applicable. The Board noted that each Portfolio’s investment results correspond directly to the investment results of the applicable Master Portfolio. In preparation for the April Meeting, the Board worked with its independent legal counsel, BlackRock and Lipper to develop a template for, and was provided with, reports independently prepared by Lipper, which included a comprehensive analysis of each Portfolio’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of each Portfolio as compared to other funds in its applicable Lipper category and the Morningstar Classification. The Board was provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review its methodology. The Board and its Performance Oversight and Contract Committee regularly review, and meet with Master Portfolio management to discuss, the performance of each Master Portfolio and Portfolio, as applicable, throughout the year.

BlackRock believes that the Morningstar Performance Universe is an appropriate performance metric for each Portfolio.

The Board noted that LifePath 2020 Portfolio ranked in the third, third and first quartiles against its Morningstar Performance Universe for the one-, three- and five-year periods reported, respectively. The Board and BlackRock reviewed and discussed the reasons for the Portfolio’s underperformance during the one- and three-year periods compared to its Morningstar Performance Universe. The Board was informed that, among other things, asset allocation was the primary driver of underperformance relative to the Portfolio’s Morningstar Performance Universe. While the Portfolio’s more measured glide path approach has benefited the Portfolio over the longer time periods by limiting the downside exposure in 2008, performance has lagged somewhat given the substantial rally of equity and equity-like asset classes over the one- and three-year periods.

The Board noted that LifePath 2030 Portfolio ranked in the third, third and second quartiles against its Morningstar Performance Universe for the one-, three- and five-year periods reported, respectively. The Board and BlackRock reviewed and discussed the reasons for the Portfolio’s underperformance during the one- and three-year periods compared to its Morningstar Performance Universe. The Board was informed that, among other things, asset allocation was the primary driver of underperformance relative to the Portfolio’s Morningstar Performance Universe. While the Portfolio’s more measured glide path approach has benefited the Portfolio over the longer time periods by limiting the downside exposure in 2008, performance has lagged somewhat given the substantial rally of equity and equity-like asset classes over the one- and three-year periods.

The Board noted that LifePath 2040 Portfolio ranked in the second, third and second quartiles against its Morningstar Performance Universe for the one-, three- and five-year periods reported, respectively. The Board and BlackRock reviewed and discussed the reasons for the Portfolio’s underperformance during the three-year period and will continue to monitor the Portfolio’s performance.

The Board noted that LifePath 2050 ranked in the second, third and fourth quartiles against its Morningstar Performance Universe for the one-year, three-year and since-inception periods reported, respectively. The Board noted the Portfolio’s improved performance, relative to its peers, during the one-year period. The Board and BlackRock reviewed and discussed the reasons for the Portfolio’s underperformance during the three-year and since-inception periods compared to its Morningstar Performance Universe. The Board was informed that, among other things, asset allocation was the primary driver of underperformance relative to the Portfolio’s Morningstar Performance Universe. While the Portfolio’s more measured glide path approach has benefited the Portfolio over the longer time periods by limiting the downside exposure in 2008, performance has lagged somewhat given the substantial rally of equity and equity-like asset classes over the one- and three-year periods. The large cap equity strategy significantly underperformed in 2010, which contributed to the Portfolio’s underperformance during the since-inception period.

The Board noted that LifePath Retirement Portfolio ranked in the third, second and first quartiles against its Morningstar Performance Universe for the one-, three- and five-year periods reported, respectively. The Board and BlackRock reviewed and discussed the reasons for the Portfolio’s underperformance during the one-year period and will monitor the Portfolio’s performance in the coming year.

The Board and BlackRock also discussed BlackRock’s strategy for improving the performance of the LifePath 2020, 2030 and 2050 Portfolios and their respective Master Portfolios and BlackRock’s commitment to providing the resources necessary to assist the portfolio managers of the Master Portfolios and to improve the performance of the Master Portfolios/Portfolios.

The Board noted that BlackRock has recently made, and continues to make, changes to the organization of BlackRock’s overall portfolio management structure designed to result in strengthened leadership teams.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Master Portfolios and the Portfolios: The Board, including the Independent Board Members, reviewed each Master Portfolio’s contractual advisory fee rate compared with the other funds in the corresponding Portfolio’s Lipper category. The contractual advisory fee rate is shown before taking into account any reimbursements or fee waivers The Board also compared each Portfolio’s total net operating expense ratio, as well as each Master Portfolio’s actual advisory fee rate, to those of other funds in the corresponding Portfolio’s Lipper category. The total net operating expense ratio and actual advisory fee rate both give effect to any expense reimbursements or fee waivers that benefit the funds. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by

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Disclosure of Investment Advisory Agreement (continued)

BlackRock for services provided to the Master Portfolios and the Portfolios. The Board reviewed BlackRock’s profitability with respect to each Master Portfolio and Portfolio, as applicable, and other funds the Board currently oversees for the year ended December 31, 2012 compared to available aggregate profitability data provided for the two prior years. The Board reviewed BlackRock’s profitability with respect to certain other fund complexes managed by BlackRock and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by BlackRock, the types of funds managed, precision of expense allocations and business mix. As a result, comparing profitability is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management and the relative product mix.

In addition, the Board considered the cost of the services provided to the Master Portfolios and the Portfolios by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Master Portfolios and the Portfolios and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of the Master Portfolios and the Portfolios. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board.

The Board noted that LifePath 2020 Master Portfolio’s contractual advisory fee rate ranked two out of four funds relative to LifePath 2020 Portfolio’s Expense Peers. Since the varying fee structures for fund of funds can limit the value of advisory fee comparisons, the Board also compared the total net operating expense ratios for the various funds. In this comparison, the Board noted that the Portfolio’s total net operating expense ratio ranked in the third quartile relative to the Portfolio’s Expense Peers.

The Board noted that LifePath 2030 Master Portfolio’s contractual advisory fee rate ranked two out of four funds relative to LifePath 2030 Portfolio’s Expense Peers. Since the varying fee structures for fund of funds can limit the value of advisory fee comparisons, the Board also compared the total net operating expense ratios for the various funds. In this comparison, the Board noted that the Portfolio’s total net operating expense ratio ranked in the second quartile relative to the Portfolio’s Expense Peers.

The Board noted that LifePath 2040 Master Portfolio’s contractual advisory fee rate ranked two out of four funds relative to LifePath 2040 Portfolio’s Expense Peers. Since the varying fee structures for fund of funds can limit the value of advisory fee comparisons, the Board also compared the total net operating expense ratios for the various funds. In this comparison, the Board noted that the Portfolio’s total net operating expense ratio ranked in the third quartile relative to the Portfolio’s Expense Peers.

The Board noted that LifePath 2050 Master Portfolio’s contractual advisory fee rate ranked three out of four funds relative to LifePath 2050 Portfolio’s Expense Peers. Since the varying fee structures for fund of funds can limit the value of advisory fee comparisons, the Board also compared the total net operating expense ratios for the various funds. In this comparison, the Board noted that the Portfolio’s total net operating expense ratio ranked in the second quartile relative to the Portfolio’s Expense Peers.

The Board noted that LifePath Retirement Master Portfolio’s contractual advisory fee rate ranked two out of two funds relative to LifePath Retirement Portfolio’s Expense Peers. Since the varying fee structures for fund of funds can limit the value of advisory fee comparisons, the Board also compared the total net operating expense ratios for the various funds. In this comparison, the Board noted that the Portfolio’s total net operating expense ratio ranked in the fourth quartile relative to the Portfolio’s Expense Peers.

The Board also noted that, with respect to each Master Portfolio, BlackRock has contractually agreed to waive its advisory fee at the Master Portfolio level in an amount equal to the advisory and administration fees, if any, received by it or its affiliates from funds in which the Master Portfolios invest, and that BlackRock and its affiliates have contractually agreed to reimburse or otherwise compensate each Master Portfolio/Portfolio for the fees and expenses of the Independent Board Members, counsel to the Independent Board Members and the Master Portfolio’s/Portfolio’s independent registered public accounting firm.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Master Portfolios and the Portfolios increase, as well as the existence of expense caps, as applicable. The Board also considered the extent to which the Master Portfolios and the Portfolios benefit from such economies and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Master Portfolios and the Portfolios to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the asset level of the Master Portfolios. In its consideration, the Board took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Master Portfolios and the Portfolios, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s

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affiliates as service providers to the Master Portfolios and the Portfolios, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that it had considered the investment by BlackRock’s funds in ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Portfolio shares if they believe that the pertinent Portfolio’s and/or Master Portfolio’s fees and expenses are too high or if they are dissatisfied with the performance of the Portfolio.

Conclusion

The Board of the Master Fund, including the Independent Board Members, unanimously approved the continuation of the Agreement between BlackRock and the Master Fund, with respect to each Master Portfolio, for a one-year term ending June 30, 2014. Based upon its evaluation of all of the aforementioned factors in their totality, the Board of the Master Fund, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of each Master Portfolio and its shareholders. The Board of the Fund, including the Independent Board Members, also considered the continuation of the Agreement with respect to each Master Portfolio and found the Agreement to be satisfactory. In arriving at its decision to approve the Agreement, the Board of the Master Fund did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Master Portfolios reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

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Disclosure of Investment Advisory Agreement	Active Stock Master Portfolio

The Board of Trustees (the “Board,” and the members of which are referred to as “Board Members”) of Master Investment Portfolio (the “Master Fund”) met in person on April 11, 2013 (the “April Meeting”) and May 21-22, 2013 (the “May Meeting”) to consider the approval of the Master Fund’s investment advisory agreement (the “Agreement”) with BlackRock Fund Advisors (“BlackRock”), the Master Fund’s investment advisor, on behalf of Active Stock Master Portfolio (the “Portfolio”), a series of the Master Fund.

Activities and Composition of the Board

The Board consists of fourteen individuals, twelve of whom are not “interested persons” of the Master Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Portfolio and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Co-Chairs of the Board are each Independent Board Members. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreement

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreement on an annual basis. The Board has four quarterly meetings per year, each extending over two days, and a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreement. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Portfolio by BlackRock, its personnel and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services, risk oversight, compliance and assistance in meeting applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to the Portfolio and its interest holders. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year and/or since inception periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over performance or underperformance against its peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Portfolio for services, such as marketing and distribution, call center and fund accounting; (c) Portfolio operating expenses and how BlackRock allocates expenses to the Portfolio; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Portfolio’s investment objective, policies and restrictions; (e) the Master Fund’s compliance with its Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Portfolio’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment objectives across the open-end fund, exchange-traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

The Board has engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. In addition, the Board requested and BlackRock provided an analysis of fair valuation and stale pricing policies. BlackRock also furnished information to the Board in response to specific questions. These questions covered issues such as BlackRock’s profitability, investment performance and management fee levels. The Board further considered the importance of: (i) organizational and structural variables to investment performance; (ii) rates of portfolio turnover; (iii) BlackRock’s performance accountability for portfolio managers; (iv) marketing support for the funds; (v) services provided to the Portfolio by BlackRock affiliates; and (vi) BlackRock’s oversight of relationships with third party service providers.

Board Considerations in Approving the Agreement

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreement. The Board is engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Portfolio fees and expenses as compared with a peer group of funds as determined by Lipper (“Expense Peers”) and the investment performance of the Portfolio as compared with a peer group of funds as determined by Lipper1; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by the Portfolio to BlackRock; (g) sales and redemption data regarding the Portfolio’s shares; and (h) if

[1]	Lipper ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

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applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreement. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board, including the Independent Board Members, unanimously approved the continuation of the Agreement between BlackRock and the Master Fund with respect to the Portfolio for a one-year term ending June 30, 2014. In approving the continuation of the Agreement, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Portfolio and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Portfolio; (d) the Portfolio’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance comparison as previously discussed; (e) economies of scale; (f) fall-out benefits to BlackRock as a result of its relationship with the Portfolio; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to securities lending, services related to the valuation and pricing of portfolio holdings of the Portfolio, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Portfolio and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Portfolio. Throughout the year, the Board compared Portfolio performance to the performance of a comparable group of mutual funds and/or the performance of a relevant benchmark, if any. The Board met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by the Portfolio’s portfolio management team discussing Portfolio performance and the Portfolio’s investment objective, strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Portfolio’s portfolio management team; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to the Portfolio’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to the Portfolio. BlackRock and its affiliates provide the Portfolio with certain administrative, shareholder and other services (in addition to any such services provided to the Portfolio by third parties) and officers and other personnel as are necessary for the operations of the Portfolio. In particular, BlackRock and its affiliates provide the Portfolio with the following administrative services, including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) assisting with daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; (vi) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger or consolidation of certain open-end funds; and (vii) performing other administrative functions necessary for the operation of the Portfolio, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Portfolio and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Portfolio. In preparation for the April Meeting, the Board worked with its independent legal counsel, BlackRock and Lipper to develop a template for, and was provided with, reports independently prepared by Lipper, which included a comprehensive analysis of the Portfolio’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of the Portfolio as compared to other funds in its applicable Lipper category. The Board was provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review its methodology. The Board and its Performance Oversight and Contract Committee regularly review, and meet with Portfolio management to discuss, the performance of the Portfolio throughout the year.

The Board noted that the Portfolio ranked in the third, second and third quartiles against its Lipper Performance Universe for the one-, three- and five-year periods reported, respectively. The Board and BlackRock reviewed and discussed the reasons for the Portfolio’s underperformance during the one- and five-year periods compared to its Lipper Performance

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Universe. The Board was informed that, among other things, a large overweight in the information technology sector and significant underweights in the consumer discretionary and financials sectors had an overall negative impact on results. An overweight to the industrials in the value strategies (i.e., the Basic Value strategy and Equity Dividend strategy) also detracted from relative performance, as the sector struggled due to slowing growth in emerging markets and fears of an economic hard landing in China. The underperformance during the one-year period was driven by the positioning of the underlying strategies during this period, with the Equity Dividend strategy being the largest detractor due to its low beta, which had a significant drag on performance during last year’s overall positive market environment.

The Board and BlackRock also discussed BlackRock’s strategy for improving the Portfolio’s performance and BlackRock’s commitment to providing the resources necessary to assist the Portfolio’s portfolio managers and to improve the Portfolio’s performance.

The Board noted that BlackRock has recently made, and continues to make, changes to the organization of BlackRock’s overall portfolio management structure designed to result in strengthened leadership teams.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Portfolio: The Board, including the Independent Board Members, reviewed the Portfolio’s contractual advisory fee rate compared with the other funds in its Lipper category. The contractual advisory fee rate is shown before taking into account any reimbursements or fee waivers The Board also compared the Portfolio’s total net operating expense ratio, as well as actual advisory fee rate, to those of other funds in its Lipper category. The total net operating expense ratio and actual advisory fee rate both give effect to any expense reimbursements or fee waivers that benefit the funds. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Portfolio. The Board reviewed BlackRock’s profitability with respect to the Portfolio and other funds the Board currently oversees for the year ended December 31, 2012 compared to available aggregate profitability data provided for the two prior years. The Board reviewed BlackRock’s profitability with respect to certain other fund complexes managed by BlackRock and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by BlackRock, the types of funds managed, precision of expense allocations and business mix. As a result, comparing profitability is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management and the relative product mix.

In addition, the Board considered the cost of the services provided to the Portfolio by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Portfolio and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of the Portfolio. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board.

The Board noted that the Portfolio’s contractual advisory fee rate ranked in the first quartile relative to the Portfolio’s Expense Peers. The Board also noted that the Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Portfolio increases above certain contractually specified levels. The Board further noted that BlackRock and its affiliates have contractually agreed to reimburse or otherwise compensate the Portfolio for the fees and expenses of the Independent Board Members, counsel to the Independent Board Members and the Portfolio’s independent registered public accounting firm.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Portfolio increase, as well as the existence of expense caps, as applicable. The Board also considered the extent to which the Portfolio benefits from such economies and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Portfolio to participate in these economies of scale, for example through the use of revised breakpoints in the advisory fee based upon the asset level of the Portfolio. In its consideration, the Board took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Portfolio, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Portfolio, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated

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by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that it had considered the investment by BlackRock’s funds in ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders of a fund are able to redeem their shares if they believe that the fund’s fees and expenses are too high or if they are dissatisfied with the performance of the fund.

Conclusion

The Board, including the Independent Board Members, unanimously approved the continuation of the Agreement between BlackRock and the Master Fund, with respect to the Portfolio, for a one-year term ending June 30, 2014. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of the Portfolio and its interest holders. In arriving at its decision to approve the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Portfolio reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

100	BLACKROCK FUNDS III	JUNE 30, 2013

Officers and Trustees

Ronald W. Forbes, Co-Chairman of the Board and Trustee

Rodney D. Johnson, Co-Chairman of the Board and Trustee

Paul L. Audet, Trustee

David O. Beim, Trustee

Henry Gabbay, Trustee

Dr. Matina S. Horner, Trustee

Herbert I. London, Trustee

Ian A. MacKinnon, Trustee

Cynthia A. Montgomery, Trustee

Joseph P. Platt, Trustee

Robert C. Robb, Jr., Trustee

Toby Rosenblatt, Trustee

Kenneth L. Urish, Trustee

Frederick W. Winter, Trustee

John M. Perlowski, President and Chief Executive Officer

Richard Hoerner, CFA, Vice President

Brendan Kyne, Vice President

Christopher Stavrakos, CFA, Vice President

Neal Andrews, Chief Financial Officer

Jay Fife, Treasurer

Brian Kindelan, Chief Compliance Officer and Anti-Money Laundering Officer

Benjamin Archibald, Secretary

Investment Advisor

BlackRock Fund Advisors

San Francisco, CA 94105

Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Custodian and Accounting Agent

State Street Bank and Trust Company

Boston, MA 02110

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, NY 10017

Address of the Trust

400 Howard Street

San Francisco, CA 94105

BLACKROCK FUNDS III	JUNE 30, 2013	101

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the LifePath Portfolios’ website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the LifePath Portfolio’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1)	Access the BlackRock website at
http://www.blackrock.com/edelivery
2)	Select “eDelivery” under the “More Information” section
3)	Log into your account

Householding

The LifePath Portfolios will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the LifePath Portfolios at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The LifePath Portfolios/Master Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The LifePath Portfolios’/Master Portfolios’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The LifePath Portfolios’/Master Portfolios’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the LifePath Portfolios/Master Portfolios use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the LifePath Portfolios/Master Portfolios voted proxies relating to securities held in the LifePath Portfolios’/Master Portfolios’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

102	BLACKROCK FUNDS III	JUNE 30, 2013

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK FUNDS III	JUNE 30, 2013	103

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock ACWI ex-US Index Fund

BlackRock All-Cap Energy & Resources Portfolio

BlackRock Basic Value Fund

BlackRock Capital Appreciation Fund

BlackRock Commodity Strategies Fund

BlackRock Disciplined Small Cap Core Fund

BlackRock Emerging Markets Fund

BlackRock Emerging Markets Dividend Fund

BlackRock Emerging Markets Long/Short Equity Fund

BlackRock Energy & Resources Portfolio

BlackRock Equity Dividend Fund

BlackRock EuroFund

BlackRock Flexible Equity Fund

BlackRock Focus Growth Fund

BlackRock Global Dividend Income Portfolio

BlackRock Global Long/Short Equity Fund

BlackRock Global Opportunities Portfolio

BlackRock Global SmallCap Fund

BlackRock Health Sciences Opportunities Portfolio

BlackRock India Fund

BlackRock International Fund

BlackRock International Index Fund

BlackRock International Opportunities Portfolio

BlackRock Large Cap Core Fund

BlackRock Large Cap Core Plus Fund

BlackRock Large Cap Growth Fund

BlackRock Large Cap Value Fund

BlackRock Latin America Fund

BlackRock Long-Horizon Equity Fund

BlackRock Mid-Cap Growth Equity Portfolio

BlackRock Mid Cap Value Opportunities Fund

BlackRock Natural Resources Trust

BlackRock Pacific Fund

BlackRock Real Estate Securities Fund

BlackRock Russell 1000 Index Fund

BlackRock Science & Technology Opportunities Portfolio

BlackRock Small Cap Growth Equity Portfolio

BlackRock Small Cap Growth Fund II

BlackRock Small Cap Index Fund

BlackRock S&P 500 Stock Fund

BlackRock U.S. Opportunities Portfolio

BlackRock Value Opportunities Fund

BlackRock World Gold Fund

Taxable Fixed Income Funds

BlackRock Bond Index Fund

BlackRock Core Bond Portfolio

BlackRock CoreAlpha Bond Fund

BlackRock Emerging Market Local Debt Portfolio

BlackRock Floating Rate Income Portfolio

BlackRock Global Long/Short Credit Fund

BlackRock GNMA Portfolio

BlackRock High Yield Bond Portfolio

BlackRock Inflation Protected Bond Portfolio

BlackRock International Bond Portfolio

BlackRock Investment Grade Bond Portfolio

BlackRock Low Duration Bond Portfolio

BlackRock Secured Credit Portfolio

BlackRock Short Obligations Fund

BlackRock Short-Term Treasury Fund

BlackRock Strategic Income Opportunities Portfolio

BlackRock Total Return Fund

BlackRock U.S. Government Bond Portfolio

BlackRock U.S. Mortgage Portfolio

BlackRock Ultra-Short Obligations Fund

BlackRock World Income Fund

Municipal Fixed Income Funds

BlackRock California Municipal Bond Fund

BlackRock High Yield Municipal Fund

BlackRock Intermediate Municipal Fund

BlackRock National Municipal Fund

BlackRock New Jersey Municipal Bond Fund

BlackRock New York Municipal Bond Fund

BlackRock Pennsylvania Municipal Bond Fund

BlackRock Short-Term Municipal Fund

Mixed Asset Funds

BlackRock Balanced Capital Fund	LifePath Active Portfolios		LifePath Index Portfolios
BlackRock Emerging Market Allocation Portfolio	2015	2040	Retirement	2040
BlackRock Global Allocation Fund	2020	2045	2020	2045
BlackRock Managed Volatility Portfolio	2025	2050	2025	2050
BlackRock Multi-Asset Income Portfolio	2030	2055	2030	2055
BlackRock Multi-Asset Real Return Fund	2035		2035
BlackRock Strategic Risk Allocation Fund

BlackRock Prepared Portfolios	LifePath Portfolios
Conservative Prepared Portfolio	Retirement	2040
Moderate Prepared Portfolio	2020	2045
Growth Prepared Portfolio	2025	2050
Aggressive Growth Prepared Portfolio	2030	2055
	2035

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

104	BLACKROCK FUNDS III	JUNE 30, 2013

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Portfolios unless accompanied or preceded by that Portfolio’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Investment in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity and the possibility of substantial volatility due to adverse political, economic or other developments.

LifePath-6/13-SAR

JUNE 30, 2013

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock Funds III

➢	LifePath® Index Retirement Portfolio
➢	LifePath® Index 2020 Portfolio
➢	LifePath® Index 2025 Portfolio
➢	LifePath® Index 2030 Portfolio
➢	LifePath® Index 2035 Portfolio
➢	LifePath® Index 2040 Portfolio
➢	LifePath® Index 2045 Portfolio
➢	LifePath® Index 2050 Portfolio
➢	LifePath® Index 2055 Portfolio

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	BLACKROCK FUNDS III	JUNE 30, 2013

Dear Shareholder

One year ago, risk assets (such as equities) were on the rise as weakening global economic data spurred increasing optimism that the world’s largest central banks would intervene to stimulate growth. This theme, along with the European Central Bank’s (“ECB’s”) firm commitment to preserve the euro currency bloc, drove most asset classes higher through the summer of 2012. The much-anticipated monetary stimulus ultimately came in September when the ECB and the US Federal Reserve announced their plans for increasing global liquidity.

Although financial markets worldwide were buoyed by these aggressive policy actions, risk assets weakened later in the fall of 2012. Global trade slowed as many European countries fell into recession and growth continued to decelerate in China. In the United States, stocks slid on lackluster corporate earnings, and volatility rose in advance of the US Presidential election. In the post-election environment, investors became increasingly concerned about the “fiscal cliff” of tax increases and spending cuts that had been scheduled to take effect at the beginning of 2013. High levels of global market volatility persisted through year-end due to fears that bipartisan gridlock would preclude a timely resolution, putting the US economy at high risk for recession. As 2013 began, the worst of the fiscal cliff was averted with a last-minute tax deal.

Investors shook off the nerve-wracking finale to 2012 and the New Year started with a powerful relief rally. Money that had been pulled to the sidelines amid year-end tax-rate uncertainty poured back into the markets in January. Key indicators signaling modest but broad-based improvements in the world’s major economies underpinned the rally. Underlying this aura of comfort was the absence of negative headlines from Europe. Global equities surged, while rising US Treasury yields pressured high quality fixed income assets. (Bond prices move inversely with yields.)

However, February brought a slowdown in global economic momentum and investors toned down their risk appetite. In the months that followed, US equities outperformed international markets, as the US economic recovery showed greater stability compared to most other regions. Slow, but positive growth in the United States was sufficient to support corporate earnings, while uncomfortably high unemployment reinforced investors’ expectations that the US Federal Reserve would keep interest rates low. US equities moved higher through the spring, with major indices notching a string of all-time highs until finally peaking in late May. Markets abruptly reversed course on May 22 when the US Federal Reserve hinted at a gradual pull-back on monetary policy accommodation. Volatility picked up considerably after this announcement and risk assets broadly slid through the remainder of the period.

Volatility has been higher in financial markets outside the United States in 2013. International equities weakened in the middle of the first quarter when political instability in Italy and a severe banking crisis in Cyprus reminded investors that the eurozone was still vulnerable to a number of macro risks. A poor outlook for European economies already mired in recession further dampened sentiment. Emerging markets significantly lagged the rest of the world as growth in these economies (particularly China and Brazil) fell short of expectations.

Despite recent weakness, most risk asset classes generated positive returns for the 6- and 12-month periods ended June 30, 2013, while high quality fixed income assets posted modestly negative results. US equities were particularly strong. International equities also performed well, although rising uncertainty in Europe resulted in less impressive gains for the last six months. Emerging markets were especially hurt by slowing growth and concerns about a shrinking global money supply. US Treasury yields remained low from a historical perspective, but were highly volatile and rose sharply in the final two months of the period amid concerns about monetary policy tightening. In this volatile rate environment, US Treasury and investment grade corporate bond prices declined. Returns on high yield and tax-exempt municipal bonds, which had benefited from supportive market conditions during most of the period, were also weighed down by the recent spike in rates. Short-term interest rates, however, remained near zero, keeping yields on money market securities near historical lows.

Market conditions remain volatile, and investors still face a number of uncertainties in the current environment. At BlackRock, we believe investors need to think globally and extend their scope across a broader array of asset classes in a portfolio that moves freely as market conditions change over time. We encourage you to talk with your financial advisor and visit www.blackrock.com for further insight about investing in today’s world.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

“Despite recent weakness, most risk asset classes generated positive returns for the 6- and 12-month periods ended June 30, 2013, while high quality fixed income assets posted modestly negative results.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of June 30, 2013
	6-month	12-month
US large cap equities (S&P 500® Index)	13.82%	20.60%
US small cap equities (Russell 2000® Index)	15.86	24.21
International equities (MSCI Europe, Australasia, Far East Index)	4.10	18.62
Emerging market equities (MSCI Emerging Markets Index)	(9.57)	2.87
3-month Treasury bill (BofA Merrill Lynch 3-Month US Treasury Bill Index)	0.04	0.11
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	(4.88)	(4.21)
US investment grade bonds (Barclays US Aggregate Bond Index)	(2.44)	(0.69)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	(2.55)	0.51
US high yield bonds (Barclays US Corporate High Yield 2% Issuer Capped Index)	1.42	9.49
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Portfolio Summary as of June 30, 2013	LifePath Index Portfolios

Portfolio Management Commentary

How did each Portfolio perform?

•

All share classes of the LifePath Index Portfolios with target dates of 2020, 2025, 2030, 2035, 2040, 2045, 2050, 2055 and LifePath Index Retirement Portfolio (together, the “LifePath Index Portfolios”) invest in their respective LifePath Index Master Portfolio. The returns for the LifePath Index Portfolios include portfolio expenses. The custom benchmarks have no expenses associated with performance.

•	For the six-month period ended June 30, 2013, all of the LifePath Index Portfolios underperformed their respective custom benchmarks based on share class expenses.

What factors influenced performance?

•

Equity markets generally outperformed fixed income markets during the period. While all of the LifePath Index Portfolios generated positive absolute returns for the period, those with longer time horizons benefited most from the strong performance of equities given their larger allocations to equity investments.

•

The LifePath Index Portfolios underperformed relative to their respective custom benchmarks due to a negative fair value pricing adjustment in the ACWI ex-US Index Master Portfolio. Additionally, the shorter-dated LifePath Index Portfolios underperformed due to their greater exposure to the Bond Index Master Portfolio, in which transaction costs associated with large inflows from shareholder contributions and portfolio rebalancing detracted from results for the period.

•

Contributing positively to the LifePath Index Portfolios’ performance for the period was the effect of small allocation differences intra-month (within the established tolerance limits) in the LifePath Index Portfolios’ underlying asset class exposures versus their respective custom benchmarks. During the period of time between each monthly rebalancing of the LifePath Index Portfolios and their custom benchmarks, such allocation differences in the respective asset classes resulted from market movements and the investment of daily cash flows as the asset size of the LifePath Index Portfolios continues to grow.

Describe recent portfolio activity.

•

Each LifePath Index Portfolio has its own time horizon, which affects its acceptable level of risk and, in turn, the strategic allocation of its holdings across asset classes. On a quarterly basis, the strategic allocation of each LifePath Index Portfolio is systematically adjusted to reflect the shareholders’ remaining investment time horizon. During the period, the LifePath Index Portfolios were rebalanced in accordance with their updated strategic allocations, and daily cash flows were allocated to the underlying funds and instruments as appropriate.

Describe portfolio positioning at period end.

•	At period end, each of the LifePath Index Portfolios was invested according to its respective strategic allocation benchmark within tolerance limits.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Glidepath Evolution

Under normal circumstances, the asset allocation of each LifePath Index Portfolio will change over time according to a “glidepath” as each of the LifePath Index Portfolios approaches its respective target date. The glidepath represents the shifting of asset classes over time. Each LifePath Index Portfolio’s asset mix becomes more conservative prior to retirement as time elapses. This reflects the need for reduced investment risks as retirement approaches and the need for lower volatility of each LifePath Index Portfolio, which may be a primary source of income after retirement. The asset allocation targets are established by a committee of BlackRock investment professionals that includes the portfolio managers. The investment team, including the portfolio managers and this investment committee, meets regularly to assess market conditions, review the asset allocation targets of each LifePath Index Portfolio, and determine whether any changes are required to enable each LifePath Index Portfolio to achieve its investment objective.

Although the asset allocation targets listed for the glidepath are general, long-term targets, BlackRock investment professionals may periodically adjust the proportion of equity and fixed income funds in each LifePath Index Portfolio, based on an assessment of the current market conditions, the potential contribution of each asset class to the expected risk and return characteristics of each LifePath Index Portfolio, reallocations of each LifePath Index Portfolio’s composition to reflect intra-year movement along the glidepath and other factors. In general, such adjustments will be limited, however, BlackRock investment professionals may determine that a greater degree of variation is warranted to protect each LifePath Index Portfolio or achieve each LifePath Index Portfolio’s investment objective.

4	BLACKROCK FUNDS III	JUNE 30, 2013

LifePath® Index Retirement Portfolio

Investment Objective

LifePath® Index Retirement Portfolio’s investment objective is to seek to maximize return consistent with the quantitatively measured risk that investors planning to retire (or begin to withdraw substantial portions of their investment) now or in the near future may be willing to accept.

Total Return Based on a $10,000 Investment

[1]

The LifePath Index Portfolio compares its performance to that of a customized weighted index (the “LifePath Index Retirement Portfolio Custom Benchmark”), comprised of the indexes indicated below, and reflecting the investment advisor’s changes of the benchmarks’ weightings over time. The investment advisor adjusts the weightings of these indexes periodically with its evaluation and adjustment of the LifePath Index Portfolio’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

[2]	Commencement of operations.

Period	Barclays US Aggregate Bond Index	Barclays US Treasury Inflation Protected Securities (TIPS) Index	FTSE EPRA/NAREIT Developed Real Estate Index	MSCI ACWI ex-US IMI Index	Russell 1000® Index	Russell 2000® Index
7/01/11 to 6/30/12	52.9%	9.1%	N/A	10.9%	23.2%	3.9%
7/01/12 to 6/30/13	52.9	9.1	0.4%	11.8	21.6	4.2

See “About Portfolio Performance” on page 14 for descriptions of the indexes.

Performance Summary for the Period Ended June 30, 2013

	6-Month	Average Annual Total Returns
	Total Returns	1 Year	Since Inception[3]
Institutional	1.33%	5.78%	4.65%
Investor A	1.23	5.53	4.40
Class K	1.35	5.80	4.67
Barclays US Aggregate Bond Index	(2.44)	(0.69)	3.03
Barclays US TIPS Index	(7.39)	(4.78)	3.39
FTSE EPRA/NAREIT Developed Real Estate Index	2.02	13.50	5.78
LifePath Index Retirement Portfolio Custom Benchmark	1.54	6.13	4.80
MSCI ACWI ex-US IMI Index	0.18	13.91	(2.15)
Russell 1000® Index	13.91	21.24	11.02
Russell 2000® Index	15.86	24.21	8.63

[3]	The LifePath Index Portfolio commenced operations on May 31, 2011.

Past performance is not indicative of future results.

BLACKROCK FUNDS III	JUNE 30, 2013	5

LifePath® Index 2020 Portfolio

Investment Objective

LifePath® Index 2020 Portfolio’s investment objective is to seek to maximize return consistent with the quantitatively measured risk that investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2020 may be willing to accept.

Total Return Based on a $10,000 Investment

[1]

The LifePath Index Portfolio compares its performance to that of a customized weighted index (the “LifePath Index 2020 Portfolio Custom Benchmark”), comprised of the indexes indicated below, and reflecting the investment advisor’s changes of the benchmarks’ weightings over time. The investment advisor adjusts the weightings of these indexes periodically with its evaluation and adjustment of the LifePath Index Portfolio’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

[2]	Commencement of operations.

Period	Barclays US Aggregate Bond Index	Barclays US Treasury Inflation Protected Securities (TIPS) Index	FTSE EPRA/NAREIT Developed Real Estate Index	MSCI ACWI ex-US IMI Index	Russell 1000® Index	Russell 2000® Index
7/01/11 to 6/30/12	37.9%	6.1%	N/A	17.3%	35.0%	3.7%
7/01/12 to 6/30/13	39.9	6.4	3.3%	16.1	30.7	3.6

See “About Portfolio Performance” on page 14 for descriptions of the indexes.

Performance Summary for the Period Ended June 30, 2013

	6-Month	Average Annual Total Returns
	Total Returns	1 Year	Since Inception[3]
Institutional	3.00%	8.71%	4.87%
Investor A	2.90	8.48	4.58
Class K	3.01	8.84	4.89
Barclays US Aggregate Bond Index	(2.44)	(0.69)	3.03
Barclays US TIPS Index	(7.39)	(4.78)	3.39
FTSE EPRA/NAREIT Developed Real Estate Index	2.02	13.50	5.78
LifePath Index 2020 Portfolio Custom Benchmark	3.23	9.10	5.01
MSCI ACWI ex-US IMI Index	0.18	13.91	(2.15)
Russell 1000® Index	13.91	21.24	11.02
Russell 2000® Index	15.86	24.21	8.63

[3]	The LifePath Index Portfolio commenced operations on May 31, 2011.

Past performance is not indicative of future results.

6	BLACKROCK FUNDS III	JUNE 30, 2013

LifePath® Index 2025 Portfolio

Investment Objective

LifePath® Index 2025 Portfolio’s investment objective is to seek to maximize return consistent with the quantitatively measured risk that investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2025 may be willing to accept.

Total Return Based on a $10,000 Investment

[1]

The LifePath Index Portfolio compares its performance to that of a customized weighted index (the “LifePath Index 2025 Portfolio Custom Benchmark”), comprised of the indexes indicated below, and reflecting the investment advisor’s changes of the benchmarks’ weightings over time. The investment advisor adjusts the weightings of these indexes periodically with its evaluation and adjustment of the LifePath Index Portfolio’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

[2]	Commencement of operations.

Period	Barclays US Aggregate Bond Index	Barclays US Treasury Inflation Protected Securities (TIPS) Index	FTSE EPRA/NAREIT Developed Real Estate Index	MSCI ACWI ex-US IMI Index	Russell 1000® Index	Russell 2000® Index
7/01/11 to 6/30/12	30.9%	4.8%	N/A	20.3%	40.5%	3.5%
7/01/12 to 6/30/13	32.9	5.1	4.8%	18.4	35.6	3.2

See “About Portfolio Performance” on page 14 for descriptions of the indexes.

Performance Summary for the Period Ended June 30, 2013

	6-Month	Average Annual Total Returns
	Total Returns	1 Year	Since Inception[3]
Institutional	3.89%	10.27%	5.01%
Investor A	3.71	10.06	4.75
Class K	3.90	10.27	5.03
Barclays US Aggregate Bond Index	(2.44)	(0.69)	3.03
Barclays US TIPS Index	(7.39)	(4.78)	3.39
FTSE EPRA/NAREIT Developed Real Estate Index	2.02	13.50	5.78
LifePath Index 2025 Portfolio Custom Benchmark	4.18	10.75	5.22
MSCI ACWI ex-US IMI Index	0.18	13.91	(2.15)
Russell 1000® Index	13.91	21.24	11.02
Russell 2000® Index	15.86	24.21	8.63

[3]	The LifePath Index Portfolio commenced operations on May 31, 2011.

Past performance is not indicative of future results.

BLACKROCK FUNDS III	JUNE 30, 2013	7

LifePath® Index 2030 Portfolio

Investment Objective

LifePath® Index 2030 Portfolio’s investment objective is to seek to maximize return consistent with the quantitatively measured risk that investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2030 may be willing to accept.

Total Return Based on a $10,000 Investment

[1]

The LifePath Index Portfolio compares its performance to that of a customized weighted index (the “LifePath Index 2030 Portfolio Custom Benchmark”), comprised of the indexes indicated below, and reflecting the investment advisor’s changes of the benchmarks’ weightings over time. The investment advisor adjusts the weightings of these indexes periodically with its evaluation and adjustment of the LifePath Index Portfolio’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

[2]	Commencement of operations.

Period	Barclays US Aggregate Bond Index	Barclays US Treasury Inflation Protected Securities (TIPS) Index	FTSE EPRA/NAREIT Developed Real Estate Index	MSCI ACWI ex-US IMI Index	Russell 1000® Index	Russell 2000® Index
7/01/11 to 6/30/12	24.7%	3.6%	N/A	22.9%	45.4%	3.4%
7/01/12 to 6/30/13	26.6	4.0	6.2%	20.4	39.9	2.9

See “About Portfolio Performance” on page 14 for descriptions of the indexes.

Performance Summary for the Period Ended June 30, 2013

	6-Month	Average Annual Total Returns
	Total Returns	1 Year	Since Inception[3]
Institutional	4.65%	11.74%	5.21%
Investor A	4.55	11.50	4.97
Class K	4.67	11.78	5.19
Barclays US Aggregate Bond Index	(2.44)	(0.69)	3.03
Barclays US TIPS Index	(7.39)	(4.78)	3.39
FTSE EPRA/NAREIT Developed Real Estate Index	2.02	13.50	5.78
LifePath Index 2030 Portfolio Custom Benchmark	5.01	12.20	5.39
MSCI ACWI ex-US IMI Index	0.18	13.91	(2.15)
Russell 1000® Index	13.91	21.24	11.02
Russell 2000® Index	15.86	24.21	8.63

[3]	The LifePath Index Portfolio commenced operations on May 31, 2011.

Past performance is not indicative of future results.

8	BLACKROCK FUNDS III	JUNE 30, 2013

LifePath® Index 2035 Portfolio

Investment Objective

LifePath® Index 2035 Portfolio’s investment objective is to seek to maximize return consistent with the quantitatively measured risk that investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2035 may be willing to accept.

Total Return Based on a $10,000 Investment

[1]

The LifePath Index Portfolio compares its performance to that of a customized weighted index (the “LifePath Index 2035 Portfolio Custom Benchmark”), comprised of the indexes indicated below, and reflecting the investment advisor’s changes of the benchmarks’ weightings over time. The investment advisor adjusts the weightings of these indexes periodically with its evaluation and adjustment of the LifePath Index Portfolio’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

[2]	Commencement of operations.

Period	Barclays US Aggregate Bond Index	Barclays US Treasury Inflation Protected Securities (TIPS) Index	FTSE EPRA/NAREIT Developed Real Estate Index	MSCI ACWI ex-US IMI Index	Russell 1000® Index	Russell 2000® Index
7/01/11 to 6/30/12	19.1%	2.5%	N/A	25.3%	49.8%	3.3%
7/01/12 to 6/30/13	21.1	2.8	7.4%	22.2	43.8	2.7

See “About Portfolio Performance” on page 14 for descriptions of the indexes.

Performance Summary for the Period Ended June 30, 2013

	6-Month	Average Annual Total Returns
	Total Returns	1 Year	Since Inception[3]
Institutional	5.26%	13.01%	5.27%
Investor A	5.17	12.69	5.00
Class K	5.38	13.03	5.30
Barclays US Aggregate Bond Index	(2.44)	(0.69)	3.03
Barclays US TIPS Index	(7.39)	(4.78)	3.39
FTSE EPRA/NAREIT Developed Real Estate Index	2.02	13.50	5.78
LifePath Index 2035 Portfolio Custom Benchmark	5.77	13.52	5.53
MSCI ACWI ex-US IMI Index	0.18	13.91	(2.15)
Russell 1000® Index	13.91	21.24	11.02
Russell 2000® Index	15.86	24.21	8.63

[3]	The LifePath Index Portfolio commenced operations on May 31, 2011.

Past performance is not indicative of future results.

BLACKROCK FUNDS III	JUNE 30, 2013	9

LifePath® Index 2040 Portfolio

Investment Objective

LifePath® Index 2040 Portfolio’s investment objective is to seek to maximize return consistent with the quantitatively measured risk that investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2040 may be willing to accept.

Total Return Based on a $10,000 Investment

[1]

The LifePath Index Portfolio compares its performance to that of a customized weighted index (the “LifePath Index 2040 Portfolio Custom Benchmark”), comprised of the indexes indicated below, and reflecting the investment advisor’s changes of the benchmarks’ weightings over time. The investment advisor adjusts the weightings of these indexes periodically with its evaluation and adjustment of the LifePath Index Portfolio’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

[2]	Commencement of operations.

Period	Barclays US Aggregate Bond Index	Barclays US Treasury Inflation Protected Securities (TIPS) Index	FTSE EPRA/NAREIT Developed Real Estate Index	MSCI ACWI ex-US IMI Index	Russell 1000® Index	Russell 2000® Index
7/01/11 to 6/30/12	14.1%	1.4%	N/A	27.4%	53.8%	3.3%
7/01/12 to 6/30/13	16.1	1.6	8.6%	23.9	47.4	2.4

See “About Portfolio Performance” on page 14 for descriptions of the indexes.

Performance Summary for the Period Ended June 30, 2013

	6-Month	Average Annual Total Returns
	Total Returns	1 Year	Since Inception[3]
Institutional	6.01%	14.18%	5.42%
Investor A	5.91	13.82	5.13
Class K	6.02	14.20	5.44
Barclays US Aggregate Bond Index	(2.44)	(0.69)	3.03
Barclays US TIPS Index	(7.39)	(4.78)	3.39
FTSE EPRA/NAREIT Developed Real Estate Index	2.02	13.50	5.78
LifePath Index 2040 Portfolio Custom Benchmark	6.47	14.75	5.64
MSCI ACWI ex-US IMI Index	0.18	13.91	(2.15)
Russell 1000® Index	13.91	21.24	11.02
Russell 2000® Index	15.86	24.21	8.63

[3]	The LifePath Index Portfolio commenced operations on May 31, 2011.

Past performance is not indicative of future results.

10	BLACKROCK FUNDS III	JUNE 30, 2013

LifePath® Index 2045 Portfolio

Investment Objective

LifePath® Index 2045 Portfolio’s investment objective is to seek to maximize return consistent with the quantitatively measured risk that investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2045 may be willing to accept.

Total Return Based on a $10,000 Investment

[1]

The LifePath Index Portfolio compares its performance to that of a customized weighted index (the “LifePath Index 2045 Portfolio Custom Benchmark”), comprised of the indexes indicated below, and reflecting the investment advisor’s changes of the benchmarks’ weightings over time. The investment advisor adjusts the weightings of these indexes periodically with its evaluation and adjustment of the LifePath Index Portfolio’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

[2]	Commencement of operations.

Period	Barclays US Aggregate Bond Index	FTSE EPRA/NAREIT Developed Real Estate Index	MSCI ACWI ex-US IMI Index	Russell 1000® Index	Russell 2000® Index
7/01/11 to 6/30/12	9.8%	N/A	29.5%	57.5%	3.2%
7/01/12 to 6/30/13	12.1	9.6%	25.4	50.7	2.2

See “About Portfolio Performance” on page 14 for descriptions of the indexes.

Performance Summary for the Period Ended June 30, 2013

	6-Month	Average Annual Total Returns
	Total Returns	1 Year	Since Inception[3]
Institutional	6.60%	15.29%	5.36%
Investor A	6.52	14.99	5.11
Class K	6.72	15.32	5.44
Barclays US Aggregate Bond Index	(2.44)	(0.69)	3.03
FTSE EPRA/NAREIT Developed Real Estate Index	2.02	13.50	5.78
LifePath Index 2045 Portfolio Custom Benchmark	7.16	15.93	5.75
MSCI ACWI ex-US IMI Index	0.18	13.91	(2.15)
Russell 1000® Index	13.91	21.24	11.02
Russell 2000® Index	15.86	24.21	8.63

[3]	The LifePath Index Portfolio commenced operations on May 31, 2011.

Past performance is not indicative of future results.

BLACKROCK FUNDS III	JUNE 30, 2013	11

LifePath® Index 2050 Portfolio

Investment Objective

LifePath® Index 2050 Portfolio’s investment objective is to seek to maximize return consistent with the quantitatively measured risk that investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2050 may be willing to accept.

Total Return Based on a $10,000 Investment

[1]

The LifePath Index Portfolio compares its performance to that of a customized weighted index (the “LifePath Index 2050 Portfolio Custom Benchmark”), comprised of the indexes indicated below, and reflecting the investment advisor’s changes of the benchmarks’ weightings over time. The investment advisor adjusts the weightings of these indexes periodically with its evaluation and adjustment of the LifePath Index Portfolio’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

[2]	Commencement of operations.

Period	Barclays US Aggregate Bond Index	FTSE EPRA/NAREIT Developed Real Estate Index	MSCI ACWI ex-US IMI Index	Russell 1000® Index	Russell 2000® Index
7/01/11 to 6/30/12	4.4%	N/A	31.5%	60.8%	3.3%
7/01/12 to 6/30/13	6.8	10.6%	26.9	53.7	2.0

See “About Portfolio Performance” on page 14 for descriptions of the indexes.

Performance Summary for the Period Ended June 30, 2013

	6-Month	Average Annual Total Returns
	Total Returns	1 Year	Since Inception[3]
Institutional	7.15%	16.28%	5.48%
Investor A	7.06	16.08	5.21
Class K	7.17	16.31	5.50
Barclays US Aggregate Bond Index	(2.44)	(0.69)	3.03
FTSE EPRA/NAREIT Developed Real Estate Index	2.02	13.50	5.78
LifePath Index 2050 Portfolio Custom Benchmark	7.72	16.97	5.81
MSCI ACWI ex-US IMI Index	0.18	13.91	(2.15)
Russell 1000® Index	13.91	21.24	11.02
Russell 2000® Index	15.86	24.21	8.63

[3]	The LifePath Index Portfolio commenced operations on May 31, 2011.

Past performance is not indicative of future results.

12	BLACKROCK FUNDS III	JUNE 30, 2013

LifePath® Index 2055 Portfolio

Investment Objective

LifePath® Index 2055 Portfolio’s investment objective is to seek to maximize return consistent with the quantitatively measured risk that investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2055 may be willing to accept.

Total Return Based on a $10,000 Investment

[1]

The LifePath Index Portfolio compares its performance to that of a customized weighted index (the “LifePath Index 2055 Portfolio Custom Benchmark”), comprised of the indexes indicated below, and reflecting the investment advisor’s changes of the benchmarks’ weightings over time. The investment advisor adjusts the weightings of these indexes periodically with its evaluation and adjustment of the LifePath Index Portfolio’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

[2]	Commencement of operations.

Period	Barclays US Aggregate Bond Index	FTSE EPRA/NAREIT Developed Real Estate Index	MSCI ACWI ex-US IMI Index	Russell 1000® Index	Russell 2000® Index
7/01/11 to 6/30/12	1.0%	N/A	33.9%	58.7%	6.4%
7/01/12 to 6/30/13	1.6	11.9%	28.3	56.2	2.0

See “About Portfolio Performance” on page 14 for descriptions of the indexes.

Performance Summary for the Period Ended June 30, 2013

	6-Month	Average Annual Total Returns
	Total Returns	1 Year	Since Inception[3]
Institutional	7.74%	17.38%	5.59%
Investor A	7.54	17.06	5.32
Class K	7.76	17.43	5.63
Barclays US Aggregate Bond Index	(2.44)	(0.69)	3.03
FTSE EPRA/NAREIT Developed Real Estate Index	2.02	13.50	5.78
LifePath Index 2055 Portfolio Custom Benchmark	8.23	17.97	5.85
MSCI ACWI ex-US IMI Index	0.18	13.91	(2.15)
Russell 1000® Index	13.91	21.24	11.02
Russell 2000® Index	15.86	24.21	8.63

[3]	The LifePath Index Portfolio commenced operations on May 31, 2011.

Past performance is not indicative of future results.

BLACKROCK FUNDS III	JUNE 30, 2013	13

About Portfolio Performance

•	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to eligible investors.

•	Investor A Shares are not subject to any sales charge and bear no ongoing distribution fee. These shares are subject to an ongoing service fee of 0.25% per year.

•	Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to eligible investors.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Figures shown in each of the performance tables on the previous pages assume reinvestment of all dividends and distributions, if any, at net asset value (“NAV”) on the ex-dividend dates. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The LifePath Index Portfolios’ administrator waived and/or reimbursed a portion of each LifePath Index Portfolio’s expenses. Without such waiver and/or reimbursement, each LifePath Index Portfolio’s performance would have been lower. Dividends paid to each class of shares will vary because of the different levels of administration and service fees applicable to each class, which are deducted from the income available to be paid to shareholders.

The Russell 3000® Index is comprised of the Russell 1000® Index and the Russell 2000® Index, which together represent approximately 98% of the total US equity market. The Barclays US Aggregate Bond Index is an unmanaged market-weighted index comprised of investment grade corporate bonds (rated BBB or better), mortgages and US Treasury and government agency issues with at least one year to maturity. The MSCI ACWI ex-US IMI Index is a free float-adjusted market capitalization-weighted index that measures the equity market performance of the developed (excluding the US) and emerging investable market universe. The FTSE EPRA/NAREIT Developed Real Estate Index is designed to track the performance of listed real estate companies and Real Estate Investment Trusts (“REITs”) worldwide. By making the index constituents free-float adjusted, liquidity, size and revenue screened, the series is suitable for use as the basis for investment products, such as derivatives and exchange-traded funds (ETFs). The Barclays US Treasury Inflation Protected Securities (TIPS) Index is a rules-based, market value-weighted index that tracks inflation-protected securities issued by the US Treasury.

The LifePath Index Portfolios’ custom benchmarks are hypothetical representations of the performance of the respective LifePath Index Portfolio’s asset classes according to their weightings as of the most recent quarter-end. The weightings of the various indexes that are included in the LifePath Index Portfolios’ custom benchmarks are adjusted quarterly to reflect the LifePath Index Portfolio’s changing asset allocations over time. As of June 30, 2013, the following indexes are used to calculate the LifePath Index Portfolios’ custom benchmarks: Barclays US Aggregate Bond Index, Barclays US TIPS Index, FTSE EPRA/NAREIT Developed Real Estate Index, MSCI ACWI ex-US IMI Index, Russell 1000® Index and Russell 2000® Index.

14	BLACKROCK FUNDS III	JUNE 30, 2013

Disclosure of Expenses

Shareholders of each LifePath Index Portfolio may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including administration fees, service and distribution fees, including 12b-1 fees, and other portfolio expenses. The expense examples shown below (which are based on a hypothetical investment of $1,000 invested on January 1, 2013 and held through June 30, 2013) are intended to assist shareholders both in calculating expenses based on an investment in a LifePath Index Portfolio and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their LifePath Index Portfolio and their share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on each LifePath Index Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in a LifePath Index Portfolio and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Examples
	Actual			Hypothetical[2]
	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During the Period[1]	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During the Period[1]	Annualized Expense Ratio
LifePath Index Retirement Portfolio
Institutional	$1,000.00	$1,013.30	$0.95	$1,000.00	$1,023.85	$0.95	0.19%
Investor A	$1,000.00	$1,012.30	$2.20	$1,000.00	$1,022.61	$2.21	0.44%
Class K	$1,000.00	$1,013.50	$0.70	$1,000.00	$1,024.10	$0.70	0.14%
LifePath Index 2020 Portfolio
Institutional	$1,000.00	$1,030.00	$1.01	$1,000.00	$1,023.80	$1.00	0.20%
Investor A	$1,000.00	$1,029.00	$2.26	$1,000.00	$1,022.56	$2.26	0.45%
Class K	$1,000.00	$1,030.10	$0.76	$1,000.00	$1,024.05	$0.75	0.15%
LifePath Index 2025 Portfolio
Institutional	$1,000.00	$1,038.90	$0.86	$1,000.00	$1,023.95	$0.85	0.17%
Investor A	$1,000.00	$1,037.10	$2.12	$1,000.00	$1,022.71	$2.11	0.42%
Class K	$1,000.00	$1,039.00	$0.76	$1,000.00	$1,024.05	$0.75	0.15%
LifePath Index 2030 Portfolio
Institutional	$1,000.00	$1,046.50	$1.01	$1,000.00	$1,023.80	$1.00	0.20%
Investor A	$1,000.00	$1,045.50	$2.28	$1,000.00	$1,022.56	$2.26	0.45%
Class K	$1,000.00	$1,046.70	$0.76	$1,000.00	$1,024.05	$0.75	0.15%
LifePath Index 2035 Portfolio
Institutional	$1,000.00	$1,052.60	$0.92	$1,000.00	$1,023.90	$0.90	0.18%
Investor A	$1,000.00	$1,051.70	$2.24	$1,000.00	$1,022.61	$2.21	0.44%
Class K	$1,000.00	$1,053.80	$0.81	$1,000.00	$1,024.00	$0.80	0.16%
LifePath Index 2040 Portfolio
Institutional	$1,000.00	$1,060.10	$1.07	$1,000.00	$1,023.75	$1.05	0.21%
Investor A	$1,000.00	$1,059.10	$2.30	$1,000.00	$1,022.56	$2.26	0.45%
Class K	$1,000.00	$1,060.20	$0.82	$1,000.00	$1,024.00	$0.80	0.16%
LifePath Index 2045 Portfolio
Institutional	$1,000.00	$1,066.00	$1.08	$1,000.00	$1,023.75	$1.05	0.21%
Investor A	$1,000.00	$1,065.20	$2.25	$1,000.00	$1,022.61	$2.21	0.44%
Class K	$1,000.00	$1,066.20	$0.82	$1,000.00	$1,024.00	$0.80	0.16%
LifePath Index 2050 Portfolio
Institutional	$1,000.00	$1,071.50	$1.13	$1,000.00	$1,023.70	$1.10	0.22%
Investor A	$1,000.00	$1,070.60	$2.31	$1,000.00	$1,022.56	$2.26	0.45%
Class K	$1,000.00	$1,071.70	$0.87	$1,000.00	$1,023.95	$0.85	0.17%
LifePath Index 2055 Portfolio
Institutional	$1,000.00	$1,077.40	$1.13	$1,000.00	$1,023.70	$1.10	0.22%
Investor A	$1,000.00	$1,075.40	$2.32	$1,000.00	$1,022.56	$2.26	0.45%
Class K	$1,000.00	$1,077.60	$0.88	$1,000.00	$1,023.95	$0.85	0.17%

[1]

For each class of the LifePath Index Portfolio, expenses are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Because each LifePath Index Portfolio invests significantly in a LifePath Index Master Portfolio, the expense examples reflect the net expenses of both the LifePath Index Portfolio and the LifePath Index Master Portfolio in which it invests.

[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

BLACKROCK FUNDS III	JUNE 30, 2013	15

Statements of Assets and Liabilities

June 30, 2013 (Unaudited)	LifePath Index Retirement Portfolio	LifePath Index 2020 Portfolio	LifePath Index 2025 Portfolio	LifePath Index 2030 Portfolio	LifePath Index 2035 Portfolio

Assets
Investments at value — from the applicable LifePath Index Master Portfolio[1]	$284,620,563	$517,774,675	$202,062,229	$420,530,796	$147,133,141
Capital shares sold receivable	143,011	477,906	89,013	254,425	95,889
Receivable from administrator	12,030	6,170	4,611	5,491	3,833
Withdrawals receivable from the LifePath Index Master Portfolio	212,162	—	—	105,914	50,027
Prepaid expenses	41,512	41,510	41,512	41,511	41,011

Total assets	285,029,278	518,300,261	202,197,365	420,938,137	147,323,901

Liabilities
Contributions payable to the LifePath Index Master Portfolio	—	318,494	9,203	—	—
Capital shares redeemed payable	355,173	159,412	79,810	360,339	145,916
Income dividends payable	66,592	43,857	—	41,833	—
Capital gain distributions payable	10,103	6,748	—	7,111	—
Printing fees payable	4,004	4,428	43	4,607	1,683
Transfer agent fees payable	1,996	1,939	1,102	776	1,352
Service fees payable	2,429	7,444	4,287	7,262	4,083
Professional fees payable	15,119	15,623	2,952	15,800	15,707
Other accrued expenses payable	4,105	6,763	645	7,129	1,653

Total liabilities	459,521	564,708	98,042	444,857	170,394

Net Assets	$284,569,757	$517,735,553	$202,099,323	$420,493,280	$147,153,507

Net Assets Consist of
Paid-in capital	$277,179,010	$500,187,496	$193,340,613	$401,080,683	$138,954,620
Undistributed (distributions in excess) of net investment income	(196,107)	(125,508)	(17,901)	57,121	37,387
Accumulated net realized gain (loss) allocated from the LifePath Index Master Portfolio	590,150	1,016,792	465,515	1,112,077	416,744
Net unrealized appreciation/depreciation allocated from the LifePath Index Master Portfolio	6,996,704	16,656,773	8,311,096	18,243,399	7,744,756

Net Assets	$284,569,757	$517,735,553	$202,099,323	$420,493,280	$147,153,507

Net Asset Value
Institutional:
Net assets	$35,239,518	$37,091,446	$16,395,711	$27,547,779	$6,678,629

Shares outstanding[2]	3,345,093	3,509,756	1,548,612	2,591,368	628,091

Net asset value	$10.53	$10.57	$10.59	$10.63	$10.63

Investor A:
Net assets	$12,846,481	$39,375,561	$22,704,078	$39,118,286	$21,831,776

Shares outstanding[2]	1,220,002	3,730,273	2,145,725	3,680,195	2,055,708

Net asset value	$10.53	$10.56	$10.58	$10.63	$10.62

Class K:
Net assets	$236,483,758	$441,268,546	$162,999,534	$353,827,215	$118,643,102

Shares outstanding[2]	22,459,562	41,764,188	15,392,740	33,314,392	11,165,535

Net asset value	$10.53	$10.57	$10.59	$10.62	$10.63

[1] Cost — from the applicable LifePath Index Master Portfolio	$277,623,859	$501,117,902	$193,751,133	$402,287,397	$139,388,385
[2] No par value, unlimited number of shares authorized.

See Notes to Financial Statements.

16	BLACKROCK FUNDS III	JUNE 30, 2013

Statements of Assets and Liabilities

June 30, 2013 (Unaudited)	LifePath Index 2040 Portfolio	LifePath Index 2045 Portfolio	LifePath Index 2050 Portfolio	LifePath Index 2055 Portfolio

Assets
Investments at value — from the applicable LifePath Index Master Portfolio[1]	$246,219,922	$66,580,148	$65,207,831	$12,380,727
Capital shares sold receivable	238,734	73,038	90,665	18,911
Receivable from administrator	6,435	3,577	6,391	3,676
Prepaid expenses	41,511	40,511	38,506	37,555

Total assets	246,506,602	66,697,274	65,343,393	12,440,869

Liabilities
Contributions payable to the LifePath Index Master Portfolio	154,576	66,075	35,160	16,372
Capital shares redeemed payable	84,158	6,963	55,505	2,539
Income dividends payable	35,839	172	373	14,204
Capital gain distributions payable	5,970	31	55	—
Printing fees payable	3,860	4,216	4,204	5,193
Transfer agent fees payable	1,045	1,295	520	194
Service fees payable	3,335	1,487	897	365
Professional fees payable	15,701	15,770	15,976	13,736
Other accrued expenses payable	3,141	1,072	1,288	1,060

Total liabilities	307,625	97,081	113,978	53,663

Net Assets	$246,198,977	$66,600,193	$65,229,415	$12,387,206

Net Assets Consist of
Paid-in capital	$233,175,940	$62,709,547	$61,842,425	$11,871,434
Undistributed net investment income	115,890	35,624	55,645	11,600
Accumulated net realized gain (loss) allocated from the LifePath Index Master Portfolio	772,661	210,035	94,323	(958,391)
Net unrealized appreciation/depreciation allocated from the LifePath Index Master Portfolio	12,134,486	3,644,987	3,237,022	1,462,563

Net Assets	$246,198,977	$66,600,193	$65,229,415	$12,387,206

Net Asset Value
Institutional:
Net assets	$14,961,675	$1,478,949	$4,803,450	$272,870

Shares outstanding[2]	1,400,757	138,451	448,104	25,458

Net asset value	$10.68	$10.68	$10.72	$10.72

Investor A:
Net assets	$17,776,576	$7,954,526	$4,782,652	$1,897,447

Shares outstanding[2]	1,665,917	745,577	446,621	177,195

Net asset value	$10.67	$10.67	$10.71	$10.71

Class K:
Net assets	$213,460,726	$57,166,718	$55,643,313	$10,216,889

Shares outstanding[2]	19,990,050	5,350,124	5,191,381	953,229

Net asset value	$10.68	$10.69	$10.72	$10.72

[1] Cost — from the applicable LifePath Index Master Portfolio	$234,085,436	$62,935,161	$61,970,809	$10,918,164
[2] No par value, unlimited number of shares authorized.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2013	17

Statements of Operations

Six Months Ended June 30, 2013 (Unaudited)	LifePath Index Retirement Portfolio	LifePath Index 2020 Portfolio	LifePath Index 2025 Portfolio	LifePath Index 2030 Portfolio	LifePath Index 2035 Portfolio

Investment Income
Net investment income allocated from the applicable LifePath Index Master Portfolio:
Dividends — affiliated	$1,436,502	$3,293,446	$1,499,370	$3,398,683	$1,319,487
Securities lending — affiliated — net	2,530	10,288	4,128	10,923	2,764
Income — affiliated	522	1,057	395	911	325
Interest — affiliated	1,130,604	1,470,435	466,311	794,298	226,352
Expenses	(209,149)	(354,316)	(150,382)	(294,783)	(117,544)
Fees waived	26,707	30,816	22,304	25,847	20,507

Total income	2,387,716	4,451,726	1,842,126	3,935,879	1,451,891

Portfolio Expenses
Administration	38,105	65,396	24,902	52,342	18,463
Service — Investor A	14,053	39,479	18,953	39,314	20,233
Registration	9,179	9,605	8,701	9,175	8,497
Transfer agent — Institutional	4,003	3,214	383	2,820	284
Transfer agent — Investor A	2,596	4,904	742	4,252	1,464
Transfer agent — Class K	6,077	7,995	4,601	6,586	4,172
Professional	14,601	14,640	11,333	14,530	14,412
Printing	11,537	15,442	3,285	12,131	2,154
Miscellaneous	4,414	4,230	4,198	4,216	4,189
Recoupment of past waived fees — class specific	2,815	6,487	272	6,236	811

Total expenses	107,380	171,392	77,370	151,602	74,679
Less administration fees waived	(38,105)	(65,396)	(24,902)	(52,342)	(18,463)
Less transfer agent fees waived — Institutional	(5)	(4)	—	(4)	(1)
Less transfer agent fees waived — Investor A	(136)	(19)	(3)	(32)	(3)
Less transfer agent fees waived — Class K	(2,848)	(3,760)	(1,501)	(2,640)	(996)
Less transfer agent fees reimbursed — Institutional	(376)	(289)	(3)	(318)	(3)
Less transfer agent fees reimbursed — Investor A	(475)	(488)	(28)	(406)	(85)
Less transfer agent fees reimbursed — Class K	(3,228)	(4,234)	(3,057)	(3,944)	(3,146)
Less fees reimbursed by administrator	(39,405)	(43,592)	(27,177)	(39,726)	(28,882)

Total expenses after fees waived and reimbursed	22,802	53,610	20,699	52,190	23,100

Net investment income	2,364,914	4,398,116	1,821,427	3,883,689	1,428,791

Realized and Unrealized Gain (Loss) Allocated from the LifePath Index Master Portfolios
Net realized gain from investments, financial futures contracts and foreign currency transactions	1,081,473	2,097,320	997,658	2,162,761	879,028
Net change in unrealized appreciation/depreciation on investments, financial futures contracts and foreign currency translations	(1,339,358)	1,860,067	1,588,243	5,229,776	2,488,474

Total realized and unrealized gain (loss)	(257,885)	3,957,387	2,585,901	7,392,537	3,367,502

Net Increase in Net Assets Resulting from Operations	$2,107,029	$8,355,503	$4,407,328	$11,276,226	$4,796,293

See Notes to Financial Statements.

18	BLACKROCK FUNDS III	JUNE 30, 2013

Statements of Operations

Six Months Ended June 30, 2013 (Unaudited)	LifePath Index 2040 Portfolio	LifePath Index 2045 Portfolio	LifePath Index 2050 Portfolio	LifePath Index 2055 Portfolio

Investment Income
Net investment income allocated from the applicable LifePath Index Master Portfolio:
Dividends — affiliated	$2,308,241	$672,863	$668,458	$139,069
Securities lending — affiliated — net	7,638	2,486	2,032	597
Income — affiliated	549	147	158	35
Interest — affiliated	285,993	60,187	33,118	2,529
Expenses	(181,070)	(63,061)	(58,922)	(26,024)
Fees waived	21,490	18,738	18,528	17,929

Total income	2,442,841	691,360	663,372	134,135

Portfolio Expenses
Administration	30,170	8,190	7,383	1,499
Service — Investor A	18,675	7,764	4,629	1,945
Registration	8,621	8,214	7,930	7,816
Transfer agent — Institutional	2,178	279	441	112
Transfer agent — Investor A	1,954	500	422	216
Transfer agent — Class K	4,836	3,392	5,214	1,512
Professional	14,468	14,407	14,335	12,633
Printing	6,936	1,216	1,459	988
Miscellaneous	4,194	4,180	4,179	4,182
Recoupment of past waived fees — class specific	2,464	230	411	—

Total expenses	94,496	48,372	46,403	30,903
Less administration fees waived	(30,170)	(8,190)	(7,383)	(1,499)
Less transfer agent fees waived — Institutional	(5)	(21)	(23)	(3)
Less transfer agent fees waived — Investor A	(4)	(5)	(8)	(6)
Less transfer agent fees waived — Class K	(1,334)	(386)	(337)	(93)
Less transfer agent fees reimbursed — Institutional	(249)	(26)	(41)	(58)
Less transfer agent fees reimbursed — Investor A	(146)	(20)	(17)	(16)
Less transfer agent fees reimbursed — Class K	(3,501)	(3,005)	(4,876)	(1,397)
Less fees reimbursed by administrator	(33,886)	(27,609)	(27,498)	(25,185)

Total expenses after fees waived and reimbursed	25,201	9,110	6,220	2,646

Net investment income	2,417,640	682,250	657,152	131,489

Realized and Unrealized Gain (Loss) Allocated from the LifePath Index Master Portfolios
Net realized gain from investments, financial futures contracts and foreign currency transactions	1,401,361	404,979	248,669	23,582
Net change in unrealized appreciation/depreciation on investments, financial futures contracts and foreign currency translations	4,757,047	1,508,285	1,498,161	358,069

Total realized and unrealized gain	6,158,408	1,913,264	1,746,830	381,651

Net Increase in Net Assets Resulting from Operations	$8,576,048	$2,595,514	$2,403,982	$513,140

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2013	19

Statements of Changes in Net Assets

	LifePath Index Retirement Portfolio		LifePath Index 2020 Portfolio
Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012

Operations
Net investment income	$2,364,914	$2,403,911	$4,398,116	$3,552,083
Net realized gain	1,081,473	152,180	2,097,320	234,038
Net change in unrealized appreciation/depreciation	(1,339,358)	8,357,319	1,860,067	14,866,430

Net increase in net assets resulting from operations	2,107,029	10,913,410	8,355,503	18,652,551

Dividends and Distributions to Shareholders From
Net investment income:
Institutional	(259,847)	(261,808)[1]	(279,024)	(253,123)[1]
Investor A	(96,796)	(71,384)[1]	(295,018)	(199,661)[1]
Class K	(2,063,180)	(2,258,479)[1]	(3,775,930)	(3,321,958)[1]
Net realized gain:
Institutional	(29,395)	(33,512)[1]	(32,190)	(53,825)[1]
Investor A	(10,712)	(13,220)[1]	(34,236)	(49,061)[1]
Class K	(197,489)	(288,093)[1]	(383,486)	(678,055)[1]

Decrease in net assets resulting from dividends and distributions to shareholders	(2,657,419)	(2,926,496)	(4,799,884)	(4,555,683)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	83,262,607	191,916,753	227,294,036	270,893,880

Net Assets
Total increase in net assets	82,712,217	199,903,667	230,849,655	284,990,748
Beginning of period	201,857,540	1,953,873	286,885,898	1,895,150

End of period	$284,569,757	$201,857,540	$517,735,553	$286,885,898

Distributions in excess of net investment income	$(196,107)	$(141,198)	$(125,508)	$(173,652)

[1]	Dividends and distributions are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

20	BLACKROCK FUNDS III	JUNE 30, 2013

Statements of Changes in Net Assets

	LifePath Index 2025 Portfolio		LifePath Index 2030 Portfolio
Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012

Operations
Net investment income	$1,821,427	$1,388,333	$3,883,689	$2,775,133
Net realized gain	997,658	207,730	2,162,761	229,918
Net change in unrealized appreciation/depreciation	1,588,243	6,815,755	5,229,776	13,125,390

Net increase in net assets resulting from operations	4,407,328	8,411,818	11,276,226	16,130,441

Dividends and Distributions to Shareholders From
Net investment income:
Institutional	(117,736)	(46,532)[1]	(223,003)	(233,456)[1]
Investor A	(173,058)	(29,124)[1]	(315,220)	(167,955)[1]
Class K	(1,477,088)	(1,395,326)[1]	(3,173,252)	(2,515,902)[1]
Net realized gain:
Institutional	(17,898)	(18,637)[1]	(28,238)	(61,189)[1]
Investor A	(24,791)	(15,089)[1]	(40,177)	(52,788)[1]
Class K	(178,206)	(437,200)[1]	(363,417)	(667,736)[1]

Decrease in net assets resulting from dividends and distributions to shareholders	(1,988,777)	(1,941,908)	(4,143,307)	(3,699,026)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	77,263,962	114,077,071	207,444,881	191,636,248

Net Assets
Total increase in net assets	79,682,513	120,546,981	214,577,800	204,067,663
Beginning of period	122,416,810	1,869,829	205,915,480	1,847,817

End of period	$202,099,323	$122,416,810	$420,493,280	$205,915,480

Undistributed (distributions in excess of) net investment income	$(17,901)	$(71,446)	$57,121	$(115,093)

[1]	Dividends and distributions are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2013	21

Statements of Changes in Net Assets

	LifePath Index 2035 Portfolio		LifePath Index 2040 Portfolio
Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012

Operations
Net investment income	$1,428,791	$988,307	$2,417,640	$1,516,238
Net realized gain	879,028	175,707	1,401,361	43,112
Net change in unrealized appreciation/depreciation	2,488,474	5,385,714	4,757,047	7,521,044

Net increase in net assets resulting from operations	4,796,293	6,549,728	8,576,048	9,080,394

Dividends and Distributions to Shareholders From
Net investment income:
Institutional	(50,333)	(18,375)[1]	(128,647)	(155,822)[1]
Investor A	(182,793)	(27,832)[1]	(147,473)	(91,979)[1]
Class K	(1,115,193)	(988,293)[1]	(1,975,827)	(1,325,612)[1]
Net realized gain:
Institutional	(8,737)	(8,944)[1]	(15,728)	(31,671)[1]
Investor A	(28,749)	(18,524)[1]	(18,651)	(25,153)[1]
Class K	(155,839)	(371,207)[1]	(224,559)	(300,713)[1]

Decrease in net assets resulting from dividends and distributions to shareholders	(1,541,644)	(1,433,175)	(2,510,885)	(1,930,950)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	62,170,807	74,784,086	132,540,383	98,636,038

Net Assets
Total increase in net assets	65,425,456	79,900,639	138,605,546	105,785,482
Beginning of period	81,728,051	1,827,412	107,593,431	1,807,949

End of period	$147,153,507	$81,728,051	$246,198,977	$107,593,431

Undistributed (distributions in excess of) net investment income	$37,387	$(43,085)	$115,890	$(49,803)

[1]	Dividends and distributions are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

22	BLACKROCK FUNDS III	JUNE 30, 2013

Statements of Changes in Net Assets

	LifePath Index 2045 Portfolio		LifePath Index 2050 Portfolio
Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012

Operations
Net investment income	$682,250	$405,513	$657,152	$348,087
Net realized gain (loss)	404,979	11,177	248,669	(14,447)
Net change in unrealized appreciation/depreciation	1,508,285	2,293,873	1,498,161	1,912,161

Net increase in net assets resulting from operations	2,595,514	2,710,563	2,403,982	2,245,801

Dividends and Distributions to Shareholders From
Net investment income:
Institutional	(12,560)	(6,138)[1]	(36,792)	(23,821)[1]
Investor A	(70,568)	(7,644)[1]	(40,308)	(9,234)[1]
Class K	(548,344)	(407,126)[1]	(514,401)	(325,463)[1]
Net realized gain:
Institutional	(1,717)	(1,196)[1]	(4,549)	(1,299)[1]
Investor A	(9,273)	(1,999)[1]	(4,528)	(966)[1]
Class K	(66,852)	(71,398)[1]	(52,683)	(20,664)[1]

Decrease in net assets resulting from dividends and distributions to shareholders	(709,314)	(495,501)	(653,261)	(381,447)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	31,571,255	29,138,778	37,474,601	22,365,225

Net Assets
Total increase in net assets	33,457,455	31,353,840	39,225,322	24,229,579
Beginning of period	33,142,738	1,788,898	26,004,093	1,774,514

End of period	$66,600,193	$33,142,738	$65,229,415	$26,004,093

Undistributed (distributions in excess of) net investment income	$35,624	$(15,154)	$55,645	$(10,006)

[1]	Dividends and distributions are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2013	23

Statements of Changes in Net Assets

	LifePath Index 2055 Portfolio
Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012

Operations
Net investment income	$131,489	$77,358
Net realized gain (loss)	23,582	(920,352)
Net change in unrealized appreciation/depreciation	358,069	1,282,849

Net increase in net assets resulting from operations	513,140	439,855

Dividends and Distributions to Shareholders From
Net investment income:
Institutional	(2,805)	(539)[1]
Investor A	(17,442)	(1,556)[1]
Class K	(98,452)	(76,957)[1]
Tax return of capital:
Institutional	—	(7)[1]
Investor A	—	(20)[1]
Class K	—	(970)[1]

Decrease in net assets resulting from dividends and distributions to shareholders	(118,699)	(80,049)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	7,133,136	2,739,829

Net Assets
Total increase in net assets	7,527,577	3,099,635
Beginning of period	4,859,629	1,759,994

End of period	$12,387,206	$4,859,629

Undistributed (distributions in excess of) net investment income	$11,600	$(1,190)

[1]	Dividends and distributions are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

24	BLACKROCK FUNDS III	JUNE 30, 2013

Financial Highlights	LifePath Index Retirement Portfolio

	Institutional
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31, 2012	Period May 31, 2011[1] to December 31, 2011

Per Share Operating Performance
Net asset value, beginning of period	$10.49		$9.77	$10.00

Net investment income[2]	0.10		0.21	0.16
Net realized and unrealized gain (loss)	0.04		0.68	(0.22)

Net increase (decrease) from investment operations	0.14		0.89	(0.06)

Dividends and distributions from:
Net investment income	(0.09)		(0.15)[3]	(0.16)[3]
Net realized gain	(0.01)		(0.02)[3]	—
Tax return of capital	—		—	(0.01)[3]

Total dividends and distributions	(0.10)		(0.17)	(0.17)

Net asset value, end of period	$10.53		$10.49	$9.77

Total Investment Return[4]
Based on net asset value	1.33%	[5]	9.16%	(0.61)% [5]

Ratios to Average Net Assets[6]
Total expenses[7,8]	0.26%	[9]	0.38%	6.81% [9,10]

Total expenses after fees waived and/or reimbursed[7,8]	0.19%	[9]	0.16%	0.18% [9]

Net investment income[7,8]	1.84%	[9]	2.00%	2.84% [9]

Supplemental Data
Net assets, end of period (000)	$35,240		$20,223	$24

Portfolio turnover of the LifePath Index Master Portfolio	1%		1%	1%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Includes the LifePath Index Portfolio’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income.

[7]

Includes the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated fees waived of 0.02%, 0.06% and 3.37% for the six months ended June 30, 2013, the year ended December 31, 2012 and the period ended December 31, 2011, respectively.

[8]

Excludes expenses incurred indirectly as a result of the LifePath Index Master Portfolio’s investments in underlying funds of approximately 0.02%, 0.02% and 0.04% for the six months ended June 30, 2013, the year ended December 31, 2012 and the period ended December 31, 2011, respectively, although the ratio does include the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated expenses and/or net investment income.

[9]	Annualized.

[10]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 6.84%.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2013	25

Financial Highlights (continued)	LifePath Index Retirement Portfolio

	Investor A
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31, 2012	Period May 31, 2011[1] to December 31, 2011

Per Share Operating Performance
Net asset value, beginning of period	$10.49		$9.77	$10.00

Net investment income[2]	0.08		0.18	0.15
Net realized and unrealized gain (loss)	0.05		0.69	(0.23)

Net increase (decrease) from investment operations	0.13		0.87	(0.08)

Dividends and distributions from:
Net investment income	(0.08)		(0.13)[3]	(0.14)[3]
Net realized gain	(0.01)		(0.02)[3]	—
Tax return of capital	—		—	(0.01)[3]

Total dividends and distributions	(0.09)		(0.15)	(0.15)

Net asset value, end of period	$10.53		$10.49	$9.77

Total Investment Return[4]
Based on net asset value	1.23%	[5]	8.88%	(0.76)% [5]

Ratios to Average Net Assets[6]
Total expenses[7,8]	0.52%	[9]	0.81%	7.06% [9,10]

Total expenses after fees waived and/or reimbursed[7,8]	0.44%	[9]	0.41%	0.43% [9]

Net investment income[7,8]	1.59%	[9]	1.71%	2.58% [9]

Supplemental Data
Net assets, end of period (000)	$12,846		$7,967	$24

Portfolio turnover of the LifePath Index Master Portfolio	1%		1%	1%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Includes the LifePath Index Portfolio’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income.

[7]

Includes the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated fees waived of 0.02%, 0.13% and 3.37% for the six months ended June 30, 2013, the year ended December 31, 2012 and the period ended December 31, 2011, respectively.

[8]

Excludes expenses incurred indirectly as a result of the LifePath Index Master Portfolio’s investments in underlying funds of approximately 0.02%, 0.02% and 0.04% for the six months ended June 30, 2013, the year ended December 31, 2012 and the period ended December 31, 2011, respectively, although the ratio does include the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated expenses and/or net investment income.

[9]	Annualized.

[10]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 7.10%.

See Notes to Financial Statements.

26	BLACKROCK FUNDS III	JUNE 30, 2013

Financial Highlights (concluded)	LifePath Index Retirement Portfolio

	Class K
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31, 2012	Period May 31, 2011[1] to December 31, 2011

Per Share Operating Performance
Net asset value, beginning of period	$10.49		$9.77	$10.00

Net investment income[2]	0.10		0.21	0.16
Net realized and unrealized gain (loss)	0.04		0.69	(0.22)

Net increase (decrease) from investment operations	0.14		0.90	(0.06)

Dividends and distributions from:
Net investment income	(0.09)		(0.16)[3]	(0.16)[3]
Net realized gain	(0.01)		(0.02)[3]	—
Tax return of capital	—		—	(0.01)[3]

Total dividends and distributions	(0.10)		(0.18)	(0.17)

Net asset value, end of period	$10.53		$10.49	$9.77

Total Investment Return[4]
Based on net asset value	1.35%	[5]	9.17%	(0.59)% [5]

Ratios to Average Net Assets[6]
Total expenses[7,8]	0.21%	[9]	0.28%	6.71% [9,10]

Total expenses after fees waived and/or reimbursed[7,8]	0.14%	[9]	0.15%	0.15% [9]

Net investment income[7,8]	1.88%	[9]	2.02%	2.87% [9]

Supplemental Data
Net assets, end of period (000)	$236,484		$173,667	$1,905

Portfolio turnover of the LifePath Index Master Portfolio	1%		1%	1%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Includes the LifePath Index Portfolio’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income.

[7]

Includes the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated fees waived of 0.02%, 0.04% and 3.38% for the six months ended June 30, 2013, the year ended December 31, 2012 and the period ended December 31, 2011, respectively.

[8]

Excludes expenses incurred indirectly as a result of the LifePath Index Master Portfolio’s investments in underlying funds of approximately 0.02%, 0.02% and 0.04% for the six months ended June 30, 2013, the year ended December 31, 2012 and the period ended December 31, 2011, respectively, although the ratio does include the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated expenses and/or net investment income.

[9]	Annualized.

[10]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 6.74%.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2013	27

Financial Highlights	LifePath Index 2020 Portfolio

	Institutional
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31, 2012	Period May 31, 2011[1] to December 31, 2011

Per Share Operating Performance
Net asset value, beginning of period	$10.36		$9.48	$10.00

Net investment income[2]	0.11		0.22	0.15
Net realized and unrealized gain (loss)	0.20		0.85	(0.53)

Net increase (decrease) from investment operations	0.31		1.07	(0.38)

Dividends and distributions from:
Net investment income	(0.09)		(0.16)[3]	(0.13)[3]
Net realized gain	(0.01)		(0.03)[3]	—
Tax return of capital	—		—	(0.01)[3]

Total dividends and distributions	(0.10)		(0.19)	(0.14)

Net asset value, end of period	$10.57		$10.36	$9.48

Total Investment Return[4]
Based on net asset value	3.00%	[5]	11.35%	(3.72)% [5]

Ratios to Average Net Assets[6]
Total expenses[7,8]	0.25%	[9]	0.36%	6.91% [9,10]

Total expenses after fees waived[7,8]	0.20%	[9]	0.17%	0.20% [9]

Net investment income[7,8]	2.02%	[9]	2.14%	2.66% [9]

Supplemental Data
Net assets, end of period (000)	$37,091		$19,786	$24

Portfolio turnover of the LifePath Index Master Portfolio	0%	[11]	1%	1%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Includes the LifePath Index Portfolio’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income.

[7]

Includes the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated fees waived of 0.01%, 0.06% and 3.48% for the six months ended June 30, 2013, the year ended December 31, 2012 and the period ended December 31, 2011, respectively.

[8]

Excludes expenses incurred indirectly as a result of the LifePath Index Master Portfolio’s investments in underlying funds of approximately 0.03%, 0.03% and 0.05% for the six months ended June 30, 2013, the year ended December 31, 2012 and the period ended December 31, 2011, respectively, although the ratio does include the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated expenses and/or net investment income.

[9]	Annualized.

[10]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 6.94%.

[11]	Rounds to less than 1%.

See Notes to Financial Statements.

28	BLACKROCK FUNDS III	JUNE 30, 2013

Financial Highlights (continued)	LifePath Index 2020 Portfolio

	Investor A
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31, 2012	Period May 31, 2011[1] to December 31, 2011

Per Share Operating Performance
Net asset value, beginning of period	$10.35		$9.48	$10.00

Net investment income[2]	0.09		0.19	0.13
Net realized and unrealized gain (loss)	0.21		0.85	(0.52)

Net increase (decrease) from investment operations	0.30		1.04	(0.39)

Dividends and distributions from:
Net investment income	(0.08)		(0.14)[3]	(0.12)[3]
Net realized gain	(0.01)		(0.03)[3]	—
Tax return of capital	—		—	(0.01)[3]

Total dividends and distributions	(0.09)		(0.17)	(0.13)

Net asset value, end of period	$10.56		$10.35	$9.48

Total Investment Return[4]
Based on net asset value	2.90%	[5]	10.98%	(3.87)% [5]

Ratios to Average Net Assets[6]
Total expenses[7,8]	0.50%	[9]	0.68%	7.16% [9,10]

Total expenses after fees waived[7,8]	0.45%	[9]	0.42%	0.46% [9]

Net investment income[7,8]	1.76%	[9]	1.85%	2.42% [9]

Supplemental Data
Net assets, end of period (000)	$39,376		$17,944	$24

Portfolio turnover of the LifePath Index Master Portfolio	0%	[11]	1%	1%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Includes the LifePath Index Portfolio’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income.

[7]

Includes the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated fees waived of 0.01%, 0.08% and 3.48% for the six months ended June 30, 2013, the year ended December 31, 2012 and the period ended December 31, 2011, respectively.

[8]

Excludes expenses incurred indirectly as a result of the LifePath Index Master Portfolio’s investments in underlying funds of approximately 0.03%, 0.03% and 0.05% for the six months ended June 30, 2013, the year ended December 31, 2012 and the period ended December 31, 2011, respectively, although the ratio does include the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated expenses and/or net investment income.

[9]	Annualized.

[10]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 7.19%.

[11]	Rounds to less than 1%.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2013	29

Financial Highlights (concluded)	LifePath Index 2020 Portfolio

	Class K
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31, 2012	Period May 31, 2011[1] to December 31, 2011

Per Share Operating Performance
Net asset value, beginning of period	$10.36		$9.48	$10.00

Net investment income[2]	0.11		0.22	0.15
Net realized and unrealized gain (loss)	0.20		0.85	(0.52)

Net increase (decrease) from investment operations	0.31		1.07	(0.37)

Dividends and distributions from:
Net investment income	(0.09)		(0.16)[3]	(0.14)[3]
Net realized gain	(0.01)		(0.03)[3]	—
Tax return of capital	—		—	(0.01)[3]

Total dividends and distributions	(0.10)		(0.19)	(0.15)

Net asset value, end of period	$10.57		$10.36	$9.48

Total Investment Return[4]
Based on net asset value	3.01%	[5]	11.36%	(3.71)% [5]

Ratios to Average Net Assets[6]
Total expenses[7,8]	0.20%	[9]	0.28%	6.81% [9,10]

Total expenses after fees waived[7,8]	0.15%	[9]	0.16%	0.18% [9]

Net investment income[7,8]	2.04%	[9]	2.20%	2.70% [9]

Supplemental Data
Net assets, end of period (000)	$441,269		$249,157	$1,848

Portfolio turnover of the LifePath Index Master Portfolio	0%	[11]	1%	1%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Includes the LifePath Index Portfolio’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income.

[7]

Includes the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated fees waived of 0.01%, 0.04% and 3.48% for the six months ended June 30, 2013, the year ended December 31, 2012 and the period ended December 31, 2011, respectively.

[8]

Excludes expenses incurred indirectly as a result of the LifePath Index Master Portfolio’s investments in underlying funds of approximately 0.03%, 0.03% and 0.05% for the six months ended June 30, 2013, the year ended December 31, 2012 and the period ended December 31, 2011, respectively, although the ratio does include the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated expenses and/or net investment income.

[9]	Annualized.

[10]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 6.84%.

[11]	Rounds to less than 1%.

See Notes to Financial Statements.

30	BLACKROCK FUNDS III	JUNE 30, 2013

Financial Highlights	LifePath Index 2025 Portfolio

	Institutional
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31, 2012	Period May 31, 2011[1] to December 31, 2011

Per Share Operating Performance
Net asset value, beginning of period	$10.30		$9.35	$10.00

Net investment income[2]	0.13		0.23	0.14
Net realized and unrealized gain (loss)	0.27		0.92	(0.65)

Net increase (decrease) from investment operations	0.40		1.15	(0.51)

Dividends and distributions from:
Net investment income	(0.10)		(0.16)[3]	(0.13)[3]
Net realized gain	(0.01)		(0.04)[3]	—
Tax return of capital	—		—	(0.01)[3]

Total dividends and distributions	(0.11)		(0.20)	(0.14)

Net asset value, end of period	$10.59		$10.30	$9.35

Total Investment Return[4]
Based on net asset value	3.89%	[5]	12.34%	(5.12)%	[5]

Ratios to Average Net Assets[6]
Total expenses[7,8]	0.23%	[9]	0.51%	6.97%	[9,10]

Total expenses after fees waived[7,8]	0.17%	[9]	0.18%	0.21%	[9]

Net investment income[7,8]	2.39%	[9]	2.26%	2.55%	[9]

Supplemental Data
Net assets, end of period (000)	$16,396		$4,844	$23

Portfolio turnover of the LifePath Index Master Portfolio	0%	[11]	0% [11]	0%	[11]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Includes the LifePath Index Portfolio’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income.

[7]

Includes the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated fees waived of 0.03%, 0.12% and 3.53% for the six months ended June 30, 2013, the year ended December 31, 2012 and the period ended December 31, 2011, respectively.

[8]

Excludes expenses incurred indirectly as a result of the LifePath Index Master Portfolio’s investments in underlying funds of approximately 0.04%, 0.03% and 0.06% for the six months ended June 30, 2013, the year ended December 31, 2012 and the period ended December 31, 2011, respectively, although the ratio does include the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated expenses and/or net investment income.

[9]	Annualized.

[10]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 6.99%.

[11]	Rounds to less than 1%.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2013	31

Financial Highlights (continued)	LifePath Index 2025 Portfolio

	Investor A
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31, 2012	Period May 31, 2011[1] to December 31, 2011

Per Share Operating Performance
Net asset value, beginning of period	$10.30		$9.35	$10.00

Net investment income[2]	0.11		0.22	0.13
Net realized and unrealized gain (loss)	0.27		0.91	(0.66)

Net increase (decrease) from investment operations	0.38		1.13	(0.53)

Dividends and distributions from:
Net investment income	(0.09)		(0.14)[3]	(0.11)[3]
Net realized gain	(0.01)		(0.04)[3]	—
Tax return of capital	—		—	(0.01)[3]

Total dividends and distributions	(0.10)		(0.18)	(0.12)

Net asset value, end of period	$10.58		$10.30	$9.35

Total Investment Return[4]
Based on net asset value	3.71%	[5]	12.12%	(5.26)%	[5]

Ratios to Average Net Assets[6]
Total expenses[7,8]	0.48%	[9]	0.85%	7.22%	[9,10]

Total expenses after fees waived[7,8]	0.42%	[9]	0.44%	0.46%	[9]

Net investment income[7,8]	2.03%	[9]	2.21%	2.30%	[9]

Supplemental Data
Net assets, end of period (000)	$22,704		$3,918	$23

Portfolio turnover of the LifePath Index Master Portfolio	0%	[11]	0% [11]	0%	[11]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Includes the LifePath Index Portfolio’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income.

[7]

Includes the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated fees waived of 0.03%, 0.13% and 3.53% for the six months ended June 30, 2013, the year ended December 31, 2012 and the period ended December 31, 2011, respectively.

[8]

Excludes expenses incurred indirectly as a result of the LifePath Index Master Portfolio’s investments in underlying funds of approximately 0.04%, 0.03% and 0.06% for the six months ended June 30, 2013, the year ended December 31, 2012 and the period ended December 31, 2011, respectively, although the ratio does include the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated expenses and/or net investment income.

[9]	Annualized.

[10]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 7.24%.

[11]	Rounds to less than 1%.

See Notes to Financial Statements.

32	BLACKROCK FUNDS III	JUNE 30, 2013

Financial Highlights (concluded)	LifePath Index 2025 Portfolio

	Class K
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31, 2012	Period May 31, 2011[1] to December 31, 2011

Per Share Operating Performance
Net asset value, beginning of period	$10.30		$9.35	$10.00

Net investment income[2]	0.12		0.23	0.14
Net realized and unrealized gain (loss)	0.28		0.92	(0.65)

Net increase (decrease) from investment operations	0.40		1.15	(0.51)

Dividends and distributions from:
Net investment income	(0.10)		(0.16)[3]	(0.13)[3]
Net realized gain	(0.01)		(0.04)[3]	—
Tax return of capital	—		—	(0.01)[3]

Total dividends and distributions	(0.11)		(0.20)	(0.14)

Net asset value, end of period	$10.59		$10.30	$9.35

Total Investment Return[4]
Based on net asset value	3.90%	[5]	12.34%	(5.10)%	[5]

Ratios to Average Net Assets[6]
Total expenses[7,8]	0.22%	[9]	0.37%	6.87%	[9,10]

Total expenses after fees waived[7,8]	0.15%	[9]	0.16%	0.18%	[9]

Net investment income[7,8]	2.20%	[9]	2.26%	2.58%	[9]

Supplemental Data
Net assets, end of period (000)	$163,000		$113,655	$1,823

Portfolio turnover of the LifePath Index Master Portfolio	0%	[11]	0% [11]	0%	[11]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Includes the LifePath Index Portfolio’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income.

[7]

Includes the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated fees waived of 0.03%, 0.07% and 3.53% for the six months ended June 30, 2013, the year ended December 31, 2012 and the period ended December 31, 2011, respectively.

[8]

Excludes expenses incurred indirectly as a result of the LifePath Index Master Portfolio’s investments in underlying funds of approximately 0.04%, 0.03% and 0.06% for the six months ended June 30, 2013, the year ended December 31, 2012 and the period ended December 31, 2011, respectively, although the ratio does include the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated expenses and/or net investment income.

[9]	Annualized.

[10]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 6.89%.

[11]	Rounds to less than 1%.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2013	33

Financial Highlights	LifePath Index 2030 Portfolio

	Institutional
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31, 2012	Period May 31, 2011[1] to December 31, 2011

Per Share Operating Performance
Net asset value, beginning of period	$10.26		$9.24	$10.00

Net investment income[2]	0.12		0.23	0.13
Net realized and unrealized gain (loss)	0.36		1.00	(0.76)

Net increase (decrease) from investment operations	0.48		1.23	(0.63)

Dividends and distributions from:
Net investment income	(0.10)		(0.17)[3]	(0.12)[3]
Net realized gain	(0.01)		(0.04)[3]	—
Tax return of capital	—		—	(0.01)[3]

Total dividends and distributions	(0.11)		(0.21)	(0.13)

Net asset value, end of period	$10.63		$10.26	$9.24

Total Investment Return[4]
Based on net asset value	4.65%	[5]	13.38%	(6.30)%	[5]

Ratios to Average Net Assets[6]
Total expenses[7,8]	0.26%	[9]	0.41%	7.04%	[9,10]

Total expenses after fees waived and/or reimbursed[7,8]	0.20%	[9]	0.18%	0.22%	[9]

Net investment income[7,8]	2.23%	[9]	2.27%	2.47%	[9]

Supplemental Data
Net assets, end of period (000)	$27,548		$16,158	$23

Portfolio turnover of the LifePath Index Master Portfolio	0%	[11]	2%	0%	[11]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Includes the LifePath Index Portfolio’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income.

[7]

Includes the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated fees waived of 0.02%, 0.07% and 3.57% for the six months ended June 30, 2013, the year ended December 31, 2012 and the period ended December 31, 2011, respectively.

[8]

Excludes expenses incurred indirectly as a result of the LifePath Index Master Portfolio’s investments in underlying funds of approximately 0.04%, 0.04% and 0.06% for the six months ended June 30, 2013, the year ended December 31, 2012 and the period ended December 31, 2011, respectively, although the ratio does include the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated expenses and/or net investment income.

[9]	Annualized.

[10]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 7.06%.

[11]	Rounds to less than 1%.

See Notes to Financial Statements.

34	BLACKROCK FUNDS III	JUNE 30, 2013

Financial Highlights (continued)	LifePath Index 2030 Portfolio

	Investor A
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31, 2012	Period May 31, 2011[1] to December 31, 2011

Per Share Operating Performance
Net asset value, beginning of period	$10.26		$9.24	$10.00

Net investment income[2]	0.11		0.20	0.12
Net realized and unrealized gain (loss)	0.36		1.01	(0.77)

Net increase (decrease) from investment operations	0.47		1.21	(0.65)

Dividends and distributions from:
Net investment income	(0.09)		(0.15)[3]	(0.10)[3]
Net realized gain	(0.01)		(0.04)[3]	—
Tax return of capital	—		—	(0.01)[3]

Total dividends and distributions	(0.10)		(0.19)	(0.11)

Net asset value, end of period	$10.63		$10.26	$9.24

Total Investment Return[4]
Based on net asset value	4.55%	[5]	13.11%	(6.44)%	[5]

Ratios to Average Net Assets[6]
Total expenses[7,8]	0.51%	[9]	0.72%	7.29%	[9,10]

Total expenses after fees waived and/or reimbursed[7,8]	0.45%	[9]	0.44%	0.47%	[9]

Net investment income[7,8]	1.98%	[9]	1.99%	2.22%	[9]

Supplemental Data
Net assets, end of period (000)	$39,118		$13,908	$23

Portfolio turnover of the LifePath Index Master Portfolio	0%	[11]	2%	0%	[11]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Includes the LifePath Index Portfolio’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income.

[7]

Includes the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated fees waived of 0.01%, 0.09% and 3.57% for the six months ended June 30, 2013, the year ended December 31, 2012 and the period ended December 31, 2011, respectively.

[8]

Excludes expenses incurred indirectly as a result of the LifePath Index Master Portfolio’s investments in underlying funds of approximately 0.04%, 0.04% and 0.06% for the six months ended June 30, 2013, the year ended December 31, 2012 and the period ended December 31, 2011, respectively, although the ratio does include the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated expenses and/or net investment income.

[9]	Annualized.

[10]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 7.32%.

[11]	Rounds to less than 1%.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2013	35

Financial Highlights (concluded)	LifePath Index 2030 Portfolio

	Class K
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31, 2012	Period May 31, 2011[1] to December 31, 2011

Per Share Operating Performance
Net asset value, beginning of period	$10.25		$9.24	$10.00

Net investment income[2]	0.12		0.24	0.14
Net realized and unrealized gain (loss)	0.36		0.98	(0.77)

Net increase (decrease) from investment operations	0.48		1.22	(0.63)

Dividends and distributions from:
Net investment income	(0.10)		(0.17)[3]	(0.12)[3]
Net realized gain	(0.01)		(0.04)[3]	—
Tax return of capital	—		—	(0.01)[3]

Total dividends and distributions	(0.11)		(0.21)	(0.13)

Net asset value, end of period	$10.62		$10.25	$9.24

Total Investment Return[4]
Based on net asset value	4.67%	[5]	13.28%	(6.28)%	[5]

Ratios to Average Net Assets[6]
Total expenses[7,8]	0.21%	[9]	0.31%	6.94%	[9,10]

Total expenses after fees waived and/or reimbursed[7,8]	0.15%	[9]	0.17%	0.19%	[9]

Net investment income[7,8]	2.25%	[9]	2.37%	2.50%	[9]

Supplemental Data
Net assets, end of period (000)	$353,827		$175,849	$1,802

Portfolio turnover of the LifePath Index Master Portfolio	0%	[11]	2%	0%	[11]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Includes the LifePath Index Portfolio’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income.

[7]

Includes the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated fees waived of 0.01%, 0.05% and 3.57% for the six months ended June 30, 2013, the year ended December 31, 2012 and the period ended December 31, 2011, respectively.

[8]

Excludes expenses incurred indirectly as a result of the LifePath Index Master Portfolio’s investments in underlying funds of approximately 0.04%, 0.04% and 0.06% for the six months ended June 30, 2013, the year ended December 31, 2012 and the period ended December 31, 2011, respectively, although the ratio does include the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated expenses and/or net investment income.

[9]	Annualized.

[10]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 6.96%.

[11]	Rounds to less than 1%.

See Notes to Financial Statements.

36	BLACKROCK FUNDS III	JUNE 30, 2013

Financial Highlights	LifePath Index 2035 Portfolio

	Institutional
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31, 2012	Period May 31, 2011[1] to December 31, 2011

Per Share Operating Performance
Net asset value, beginning of period	$10.21		$9.14	$10.00

Net investment income[2]	0.14		0.25	0.13
Net realized and unrealized gain (loss)	0.39		1.04	(0.87)

Net increase (decrease) from investment operations	0.53		1.29	(0.74)

Dividends and distributions from:
Net investment income	(0.10)		(0.17)[3]	(0.11)[3]
Net realized gain	(0.01)		(0.05)[3]	—
Tax return of capital	—		—	(0.01)[3]

Total dividends and distributions	(0.11)		(0.22)	(0.12)

Net asset value, end of period	$10.63		$10.21	$9.14

Total Investment Return[4]
Based on net asset value	5.26%	[5]	14.16%	(7.37)%	[5]

Ratios to Average Net Assets[6]
Total expenses[7,8]	0.26%	[9]	0.86%	7.12%	[9,10]

Total expenses after fees waived and/or reimbursed[7,8]	0.18%	[9]	0.20%	0.23%	[9]

Net investment income[7,8]	2.54%	[9]	2.52%	2.40%	[9]

Supplemental Data
Net assets, end of period (000)	$6,679		$1,835	$23

Portfolio turnover of the LifePath Index Master Portfolio	0%	[11]	1%	0%	[11]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Includes the LifePath Index Portfolio’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income.

[7]

Includes the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated fees waived of 0.03%, 0.21% and 3.61% for the six months ended June 30, 2013, the year ended December 31, 2012 and the period ended December 31, 2011, respectively.

[8]

Excludes expenses incurred indirectly as a result of the LifePath Index Master Portfolio’s investments in underlying funds of approximately 0.04%, 0.04% and 0.06% for the six months ended June 30, 2013, the year ended December 31, 2012 and the period ended December 31, 2011, respectively, although the ratio does include the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated expenses and/or net investment income.

[9]	Annualized.

[10]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 7.15%.

[11]	Rounds to less than 1%.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2013	37

Financial Highlights (continued)	LifePath Index 2035 Portfolio

	Investor A
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31, 2012	Period May 31, 2011[1] to December 31, 2011

Per Share Operating Performance
Net asset value, beginning of period	$10.20		$9.14	$10.00

Net investment income[2]	0.12		0.26	0.12
Net realized and unrealized gain (loss)	0.40		1.00	(0.87)

Net increase (decrease) from investment operations	0.52		1.26	(0.75)

Dividends and distributions from:
Net investment income	(0.09)		(0.15)[3]	(0.10)[3]
Net realized gain	(0.01)		(0.05)[3]	—
Tax return of capital	—		—	(0.01)[3]

Total dividends and distributions	(0.10)		(0.20)	(0.11)

Net asset value, end of period	$10.62		$10.20	$9.14

Total Investment Return[4]
Based on net asset value	5.17%	[5]	13.83%	(7.52)%	[5]

Ratios to Average Net Assets[6]
Total expenses[7,8]	0.51%	[9]	0.89%	7.47%	[9,10]

Total expenses after fees waived and/or reimbursed[7,8]	0.44%	[9]	0.45%	0.48%	[9]

Net investment income[7,8]	2.14%	[9]	2.59%	2.14%	[9]

Supplemental Data
Net assets, end of period (000)	$21,832		$3,798	$23

Portfolio turnover of the LifePath Index Master Portfolio	0%	[11]	1%	0%	[11]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Includes the LifePath Index Portfolio’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income.

[7]

Includes the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated fees waived of 0.03%, 0.09% and 3.61% for the six months ended June 30, 2013, the year ended December 31, 2012 and the period ended December 31, 2011, respectively.

[8]

Excludes expenses incurred indirectly as a result of the LifePath Index Master Portfolio’s investments in underlying funds of approximately 0.04%, 0.04% and 0.06% for the six months ended June 30, 2013, the year ended December 31, 2012 and the period ended December 31, 2011, respectively, although the ratio does include the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated expenses and/or net investment income.

[9]	Annualized.

[10]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 7.50%.

[11]	Rounds to less than 1%.

See Notes to Financial Statements.

38	BLACKROCK FUNDS III	JUNE 30, 2013

Financial Highlights (concluded)	LifePath Index 2035 Portfolio

	Class K
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31, 2012	Period May 31, 2011[1] to December 31, 2011

Per Share Operating Performance
Net asset value, beginning of period	$10.20		$9.14	$10.00

Net investment income[2]	0.13		0.24	0.13
Net realized and unrealized gain (loss)	0.41		1.04	(0.87)

Net increase (decrease) from investment operations	0.54		1.28	(0.74)

Dividends and distributions from:
Net investment income	(0.10)		(0.17)[3]	(0.11)[3]
Net realized gain	(0.01)		(0.05)[3]	—
Tax return of capital	—		—	(0.01)[3]

Total dividends and distributions	(0.11)		(0.22)	(0.12)

Net asset value, end of period	$10.63		$10.20	$9.14

Total Investment Return[4]
Based on net asset value	5.38%	[5]	14.07%	(7.35)%	[5]

Ratios to Average Net Assets[6]
Total expenses[7,8]	0.24%	[9]	0.48%	7.02%	[9,10]

Total expenses after fees waived and/or reimbursed[7,8]	0.16%	[9]	0.17%	0.19%	[9]

Net investment income[7,8]	2.34%	[9]	2.43%	2.43%	[9]

Supplemental Data
Net assets, end of period (000)	$118,643		$76,095	$1,782

Portfolio turnover of the LifePath Index Master Portfolio	0%	[11]	1%	0%	[11]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Includes the LifePath Index Portfolio’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income.

[7]

Includes the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated fees waived of 0.03%, 0.10% and 3.61% for the six months ended June 30, 2013, the year ended December 31, 2012 and the period ended December 31, 2011, respectively.

[8]

Excludes expenses incurred indirectly as a result of the LifePath Index Master Portfolio’s investments in underlying funds of approximately 0.04%, 0.04% and 0.06% for the six months ended June 30, 2013, the year ended December 31, 2012 and the period ended December 31, 2011, respectively, although the ratio does include the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated expenses and/or net investment income.

[9]	Annualized.

[10]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 7.05%.

[11]	Rounds to less than 1%.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2013	39

Financial Highlights	LifePath Index 2040 Portfolio

	Institutional
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31, 2012	Period May 31, 2011[1] to December 31, 2011

Per Share Operating Performance
Net asset value, beginning of period	$10.18		$9.04	$10.00

Net investment income[2]	0.13		0.23	0.13
Net realized and unrealized gain (loss)	0.48		1.12	(0.98)

Net increase (decrease) from investment operations	0.61		1.35	(0.85)

Dividends and distributions from:
Net investment income	(0.10)		(0.18)[3]	(0.10)[3]
Net realized gain	(0.01)		(0.03)[3]	—
Tax return of capital	—		—	(0.01)[3]

Total dividends and distributions	(0.11)		(0.21)	(0.11)

Net asset value, end of period	$10.68		$10.18	$9.04

Total Investment Return[4]
Based on net asset value	6.01%	[5]	15.01%	(8.44)%	[5]

Ratios to Average Net Assets[6]
Total expenses[7,8]	0.28%	[9]	0.53%	7.17%	[9,10]

Total expenses after fees waived and/or reimbursed[7,8]	0.21%	[9]	0.19%	0.23%	[9]

Net investment income[7,8]	2.38%	[9]	2.36%	2.34%	[9]

Supplemental Data
Net assets, end of period (000)	$14,962		$9,554	$23

Portfolio turnover of the LifePath Index Master Portfolio	0%	[11]	3%	0%	[11]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Includes the LifePath Index Portfolio’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income.

[7]

Includes the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated fees waived of 0.02%, 0.11% and 3.65% for the six months ended June 30, 2013, the year ended December 31, 2012 and the period ended December 31, 2011, respectively.

[8]

Excludes expenses incurred indirectly as a result of the LifePath Index Master Portfolio’s investments in underlying funds of approximately 0.05%, 0.04% and 0.07% for the six months ended June 30, 2013, the year ended December 31, 2012 and the period ended December 31, 2011, respectively, although the ratio does include the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated expenses and/or net investment income.

[9]	Annualized.

[10]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 7.19%.

[11]	Rounds to less than 1%.

See Notes to Financial Statements.

40	BLACKROCK FUNDS III	JUNE 30, 2013

Financial Highlights (continued)	LifePath Index 2040 Portfolio

	Investor A
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31, 2012	Period May 31, 2011[1] to December 31, 2011

Per Share Operating Performance
Net asset value, beginning of period	$10.17		$9.04	$10.00

Net investment income[2]	0.11		0.21	0.11
Net realized and unrealized gain (loss)	0.49		1.11	(0.97)

Net increase (decrease) from investment operations	0.60		1.32	(0.86)

Dividends and distributions from:
Net investment income	(0.09)		(0.16)[3]	(0.09)[3]
Net realized gain	(0.01)		(0.03)[3]	—
Tax return of capital	—		—	(0.01)[3]

Total dividends and distributions	(0.10)		(0.19)	(0.10)

Net asset value, end of period	$10.67		$10.17	$9.04

Total Investment Return[4]
Based on net asset value	5.91%	[5]	14.63%	(8.58)%	[5]

Ratios to Average Net Assets[6]
Total expenses[7,8]	0.52%	[9]	0.85%	7.42%	[9,10]

Total expenses after fees waived and/or reimbursed[7,8]	0.45%	[9]	0.45%	0.48%	[9]

Net investment income[7,8]	2.13%	[9]	2.13%	2.08%	[9]

Supplemental Data
Net assets, end of period (000)	$17,777		$7,563	$23

Portfolio turnover of the LifePath Index Master Portfolio	0%	[11]	3%	0%	[11]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Includes the LifePath Index Portfolio’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income.

[7]

Includes the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated fees waived of 0.02%, 0.14% and 3.65% for the six months ended June 30, 2013, the year ended December 31, 2012 and the period ended December 31, 2011, respectively.

[8]

Excludes expenses incurred indirectly as a result of the LifePath Index Master Portfolio’s investments in underlying funds of approximately 0.05%, 0.04% and 0.07% for the six months ended June 30, 2013, the year ended December 31, 2012 and the period ended December 31, 2011, respectively, although the ratio does include the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated expenses and/or net investment income.

[9]	Annualized.

[10]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 7.45%.

[11]	Rounds to less than 1%.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2013	41

Financial Highlights (concluded)	LifePath Index 2040 Portfolio

	Class K
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31, 2012	Period May 31, 2011[1] to December 31, 2011

Per Share Operating Performance
Net asset value, beginning of period	$10.18		$9.04	$10.00

Net investment income[2]	0.13		0.25	0.13
Net realized and unrealized gain (loss)	0.48		1.10	(0.97)

Net increase (decrease) from investment operations	0.61		1.35	(0.84)

Dividends and distributions from:
Net investment income	(0.10)		(0.18)[3]	(0.11)[3]
Net realized gain	(0.01)		(0.03)[3]	—
Tax return of capital	—		—	(0.01)[3]

Total dividends and distributions	(0.11)		(0.21)	(0.12)

Net asset value, end of period	$10.68		$10.18	$9.04

Total Investment Return[4]
Based on net asset value	6.02%	[5]	15.03%	(8.42)%	[5]

Ratios to Average Net Assets[6]
Total expenses[7,8]	0.23%	[9]	0.39%	7.06%	[9,10]

Total expenses after fees waived and/or reimbursed[7,8]	0.16%	[9]	0.18%	0.20%	[9]

Net investment income[7,8]	2.43%	[9]	2.52%	2.36%	[9]

Supplemental Data
Net assets, end of period (000)	$213,461		$90,476	$1,763

Portfolio turnover of the LifePath Index Master Portfolio	0%	[11]	3%	0%	[11]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Includes the LifePath Index Portfolio’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income.

[7]

Includes the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated fees waived of 0.02%, 0.07% and 3.65% for the six months ended June 30, 2013, the year ended December 31, 2012 and the period ended December 31, 2011, respectively.

[8]

Excludes expenses incurred indirectly as a result of the LifePath Index Master Portfolio’s investments in underlying funds of approximately 0.05%, 0.04% and 0.07% for the six months ended June 30, 2013, the year ended December 31, 2012 and the period ended December 31, 2011, respectively, although the ratio does include the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated expenses and/or net investment income.

[9]	Annualized.

[10]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 7.09%.

[11]	Rounds to less than 1%.

See Notes to Financial Statements.

42	BLACKROCK FUNDS III	JUNE 30, 2013

Financial Highlights	LifePath Index 2045 Portfolio

	Institutional
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31, 2012	Period May 31, 2011[1] to December 31, 2011

Per Share Operating Performance
Net asset value, beginning of period	$10.13		$8.94	$10.00

Net investment income[2]	0.14		0.26	0.12
Net realized and unrealized gain (loss)	0.53		1.13	(1.07)

Net increase (decrease) from investment operations	0.67		1.39	(0.95)

Dividends and distributions from:
Net investment income	(0.11)		(0.18)[3]	(0.10)[3]
Net realized gain	(0.01)		(0.02)[3]	—
Tax return of capital	—		—	(0.01)[3]

Total dividends and distributions	(0.12)		(0.20)	(0.11)

Net asset value, end of period	$10.68		$10.13	$8.94

Total Investment Return[4]
Based on net asset value	6.60%	[5]	15.58%	(9.51)%	[5]

Ratios to Average Net Assets[6]
Total expenses[7,8]	0.35%	[9]	1.35%	7.23%	[9,10]

Total expenses after fees waived and/or reimbursed[7,8]	0.21%	[9]	0.22%	0.24%	[9]

Net investment income[7,8]	2.57%	[9]	2.64%	2.26%	[9]

Supplemental Data
Net assets, end of period (000)	$1,479		$532	$22

Portfolio turnover of the LifePath Index Master Portfolio	0%	[11]	2%	0%	[11]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Includes the LifePath Index Portfolio’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income.

[7]

Includes the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated fees waived of 0.07%, 0.36% and 3.69% for the six months ended June 30, 2013, the year ended December 31, 2012 and the period ended December 31, 2011, respectively.

[8]

Excludes expenses incurred indirectly as a result of the LifePath Index Master Portfolio’s investments in underlying funds of approximately 0.05%, 0.04% and 0.07% for the six months ended June 30, 2013, the year ended December 31, 2012 and the period ended December 31, 2011, respectively, although the ratio does include the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated expenses and/or net investment income.

[9]	Annualized.

[10]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 7.25%.

[11]	Rounds to less than 1%.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2013	43

Financial Highlights (continued)	LifePath Index 2045 Portfolio

	Investor A
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31, 2012	Period May 31, 2011[1] to December 31, 2011

Per Share Operating Performance
Net asset value, beginning of period	$10.12		$8.94	$10.00

Net investment income[2]	0.12		0.27	0.11
Net realized and unrealized gain (loss)	0.54		1.09	(1.08)

Net increase (decrease) from investment operations	0.66		1.36	(0.97)

Dividends and distributions from:
Net investment income	(0.10)		(0.16)[3]	(0.08)[3]
Net realized gain	(0.01)		(0.02)[3]	—
Tax return of capital	—		—	(0.01)[3]

Total dividends and distributions	(0.11)		(0.18)	(0.09)

Net asset value, end of period	$10.67		$10.12	$8.94

Total Investment Return[4]
Based on net asset value	6.52%	[5]	15.27%	(9.64)%	[5]

Ratios to Average Net Assets[6]
Total expenses[7,8]	0.56%	[9]	1.39%	7.48%	[9,10]

Total expenses after fees waived and/or reimbursed[7,8]	0.44%	[9]	0.46%	0.49%	[9]

Net investment income[7,8]	2.30%	[9]	2.75%	2.00%	[9]

Supplemental Data
Net assets, end of period (000)	$7,955		$887	$22

Portfolio turnover of the LifePath Index Master Portfolio	0%	[11]	2%	0%	[11]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Includes the LifePath Index Portfolio’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income.

[7]

Includes the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated fees waived of 0.07%, 0.25% and 3.69% for the six months ended June 30, 2013, the year ended December 31, 2012 and the period ended December 31, 2011, respectively.

[8]

Excludes expenses incurred indirectly as a result of the LifePath Index Master Portfolio’s investments in underlying funds of approximately 0.05%, 0.04% and 0.07% for the six months ended June 30, 2013, the year ended December 31, 2012 and the period ended December 31, 2011, respectively, although the ratio does include the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated expenses and/or net investment income.

[9]	Annualized.

[10]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 7.50%.

[11]	Rounds to less than 1%.

See Notes to Financial Statements.

44	BLACKROCK FUNDS III	JUNE 30, 2013

Financial Highlights (concluded)	LifePath Index 2045 Portfolio

	Class K
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31, 2012	Period May 31, 2011[1] to December 31, 2011

Per Share Operating Performance
Net asset value, beginning of period	$10.13		$8.94	$10.00

Net investment income[2]	0.14		0.26	0.12
Net realized and unrealized gain (loss)	0.54		1.13	(1.07)

Net increase (decrease) from investment operations	0.68		1.39	(0.95)

Dividends and distributions from:
Net investment income	(0.11)		(0.18)[3]	(0.10)[3]
Net realized gain	(0.01)		(0.02)[3]	—
Tax return of capital	—		—	(0.01)[3]

Total dividends and distributions	(0.12)		(0.20)	(0.11)

Net asset value, end of period	$10.69		$10.13	$8.94

Total Investment Return[4]
Based on net asset value	6.72%	[5]	15.61%	(9.49)%	[5]

Ratios to Average Net Assets[6]
Total expense[7,8]	0.31%	[9]	0.89%	7.12%	[9,10]

Total expenses after fees waived and/or reimbursed[7,8]	0.16%	[9]	0.18%	0.21%	[9]

Net investment income[7,8]	2.52%	[9]	2.60%	2.29%	[9]

Supplemental Data
Net assets, end of period (000)	$57,167		$31,724	$1,744

Portfolio turnover of the LifePath Index Master Portfolio	0%	[11]	2%	0%	[11]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Includes the LifePath Index Portfolio’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income.

[7]

Includes the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated fees waived of 0.07%, 0.24% and 3.69% for the six months ended June 30, 2013, the year ended December 31, 2012 and the period ended December 31, 2011, respectively.

[8]

Excludes expenses incurred indirectly as a result of the LifePath Index Master Portfolio’s investments in underlying funds of approximately 0.05%, 0.04% and 0.07% for the six months ended June 30, 2013, the year ended December 31, 2012 and the period ended December 31, 2011, respectively, although the ratio does include the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated expenses and/or net investment income.

[9]	Annualized.

[10]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 7.15%.

[11]	Rounds to less than 1%.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2013	45

Financial Highlights	LifePath Index 2050 Portfolio

	Institutional
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31, 2012	Period May 31, 2011[1] to December 31, 2011

Per Share Operating Performance
Net asset value, beginning of period	$10.11		$8.86	$10.00

Net investment income[2]	0.16		0.24	0.12
Net realized and unrealized gain (loss)	0.56		1.21	(1.16)

Net increase (decrease) from investment operations	0.72		1.45	(1.04)

Dividends and distributions from:
Net investment income	(0.10)		(0.19)[3]	(0.09)[3]
Net realized gain	(0.01)		(0.01)[3]	—
Tax return of capital	—		—	(0.01)[3]

Total dividends and distributions	(0.11)		(0.20)	(0.10)

Net asset value, end of period	$10.72		$10.11	$8.86

Total Investment Return[4]
Based on net asset value	7.15%	[5]	16.35%	(10.36)%	[5]

Ratios to Average Net Assets[6]
Total expenses[7,8]	0.37%	[9]	1.55%	7.27%	[9,10]

Total expenses after fees waived and/or reimbursed[7,8]	0.22%	[9]	0.21%	0.24%	[9]

Net investment income[7,8]	2.96%	[9]	2.44%	2.22%	[9]

Supplemental Data
Net assets, end of period (000)	$4,803		$1,573	$22

Portfolio turnover of the LifePath Index Master Portfolio	0%	[11]	3%	0%	[11]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Includes the LifePath Index Portfolio’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income.

[7]

Includes the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated fees waived of 0.08%, 0.47% and 3.71% for the six months ended June 30, 2013, the year ended December 31, 2012 and the period ended December 31, 2011, respectively.

[8]

Excludes expenses incurred indirectly as a result of the LifePath Index Master Portfolio’s investments in underlying funds of approximately 0.05%, 0.05% and 0.07% for the six months ended June 30, 2013, the year ended December 31, 2012 and the period ended December 31, 2011, respectively, although the ratio does include the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated expenses and/or net investment income.

[9]	Annualized.

[10]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 7.30%.

[11]	Rounds to less than 1%.

See Notes to Financial Statements.

46	BLACKROCK FUNDS III	JUNE 30, 2013

Financial Highlights (continued)	LifePath Index 2050 Portfolio

	Investor A
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31, 2012	Period May 31, 2011[1] to December 31, 2011

Per Share Operating Performance
Net asset value, beginning of period	$10.10		$8.86	$10.00

Net investment income[2]	0.13		0.28	0.10
Net realized and unrealized gain (loss)	0.58		1.14	(1.15)

Net increase (decrease) from investment operations	0.71		1.42	(1.05)

Dividends and distributions from:
Net investment income	(0.09)		(0.17)[3]	(0.08)[3]
Net realized gain	(0.01)		(0.01)[3]	—
Tax return of capital	—		—	(0.01)[3]

Total dividends and distributions	(0.10)		(0.18)	(0.09)

Net asset value, end of period	$10.71		$10.10	$8.86

Total Investment Return[4]
Based on net asset value	7.06%	[5]	16.00%	(10.49)%	[5]

Ratios to Average Net Assets[6]
Total expenses[7,8]	0.59%	[9]	1.33%	7.69%	[9,10]

Total expenses after fees waived and/or reimbursed[7,8]	0.45%	[9]	0.47%	0.49%	[9]

Net investment income[7,8]	2.41%	[9]	2.86%	1.97%	[9]

Supplemental Data
Net assets, end of period (000)	$4,783		$1,090	$25

Portfolio turnover of the LifePath Index Master Portfolio	0%	[11]	3%	0%	[11]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Includes the LifePath Index Portfolio’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income.

[7]

Includes the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated fees waived of 0.07%, 0.22% and 3.71% for the six months ended June 30, 2013, the year ended December 31, 2012 and the period ended December 31, 2011, respectively.

[8]

Excludes expenses incurred indirectly as a result of the LifePath Index Master Portfolio’s investments in underlying funds of approximately 0.05%, 0.05% and 0.07% for the six months ended June 30, 2013, the year ended December 31, 2012 and the period ended December 31, 2011, respectively, although the ratio does include the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated expenses and/or net investment income.

[9]	Annualized.

[10]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 7.71%.

[11]	Rounds to less than 1%.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2013	47

Financial Highlights (concluded)	LifePath Index 2050 Portfolio

	Class K
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31, 2012	Period May 31, 2011[1] to December 31, 2011

Per Share Operating Performance
Net asset value, beginning of period	$10.11		$8.86	$10.00

Net investment income[2]	0.14		0.26	0.12
Net realized and unrealized gain (loss)	0.58		1.19	(1.16)

Net increase (decrease) from investment operations	0.72		1.45	(1.04)

Dividends and distributions from:
Net investment income	(0.10)		(0.19)[3]	(0.09)[3]
Net realized gain	(0.01)		(0.01)[3]	—
Tax return of capital	—		—	(0.01)[3]

Total dividends and distributions	(0.11)		(0.20)	(0.10)

Net asset value, end of period	$10.72		$10.11	$8.86

Total Investment Return[4]
Based on net asset value	7.17%	[5]	16.37%	(10.34)%	[5]

Ratios to Average Net Assets[6]
Total expenses[7,8]	0.33%	[9]	0.99%	7.17%	[9,10]

Total expenses after fees waived and/or reimbursed[7,8]	0.17%	[9]	0.19%	0.21%	[9]

Net investment income[7,8]	2.68%	[9]	2.67%	2.25%	[9]

Supplemental Data
Net assets, end of period (000)	$55,643		$23,342	$1,727

Portfolio turnover of the LifePath Index Master Portfolio	0%	[11]	3%	0%	[11]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Includes the LifePath Index Portfolio’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income.

[7]

Includes the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated fees waived of 0.07%, 0.27% and 3.71% for the six months ended June 30, 2013, the year ended December 31, 2012 and the period ended December 31, 2011, respectively.

[8]

Excludes expenses incurred indirectly as a result of the LifePath Index Master Portfolio’s investments in underlying funds of approximately 0.05%, 0.05% and 0.07% for the six months ended June 30, 2013, the year ended December 31, 2012 and the period ended December 31, 2011, respectively, although the ratio does include the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated expenses and/or net investment income.

[9]	Annualized.

[10]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 7.19%.

[11]	Rounds to less than 1%.

See Notes to Financial Statements.

48	BLACKROCK FUNDS III	JUNE 30, 2013

Financial Highlights	LifePath Index 2055 Portfolio

	Institutional
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31, 2012	Period May 31, 2011[1] to December 31, 2011

Per Share Operating Performance
Net asset value, beginning of period	$10.05		$8.80	$10.00

Net investment income[2]	0.14		0.24	0.12
Net realized and unrealized gain (loss)	0.64		1.23	(1.22)

Net increase (decrease) from investment operations	0.78		1.47	(1.10)

Dividends and distributions from:
Net investment income	(0.11)		(0.22)[3]	(0.09)[3]
Tax return of capital	—		(0.00)[3,4]	(0.01)[3]

Total dividends and distributions	(0.11)		(0.22)	(0.10)

Net asset value, end of period	$10.72		$10.05	$8.80

Total Investment Return[5]
Based on net asset value	7.74%	[6]	16.78%	(10.98)%	[6]

Ratios to Average Net Assets[7]
Total expenses[8,9]	0.81%	[10]	4.43%	7.32%	[10,11]

Total expenses after fees waived and/or reimbursed[8,9]	0.22%	[10]	0.24%	0.24%	[10]

Net investment income[8,9]	2.68%	[10]	2.46%	2.21%	[10]

Supplemental Data
Net assets, end of period (000)	$273		$25	$22

Portfolio turnover of the LifePath Index Master Portfolio	1%		8%	0%	[12]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Amount is greater than $(0.005) per share.

[5]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.

[7]	Includes the LifePath Index Portfolio’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income.

[8]

Includes the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated fees waived of 0.36%, 1.36% and 3.73% for the six months ended June 30, 2013, the year ended December 31, 2012 and the period ended December 31, 2011, respectively.

[9]

Excludes expenses incurred indirectly as a result of the LifePath Index Master Portfolio’s investments in underlying funds of approximately 0.06%, 0.05% and 0.08% for the six months ended June 30, 2013, the year ended December 31, 2012 and the period ended December 31, 2011, respectively, although the ratio does include the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated expenses and/or net investment income.

[10]	Annualized.

[11]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 7.34%.

[12]	Rounds to less than 1%.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2013	49

Financial Highlights (continued)	LifePath Index 2055 Portfolio

	Investor A
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31, 2012	Period May 31, 2011[1] to December 31, 2011

Per Share Operating Performance
Net asset value, beginning of period	$10.05		$8.80	$10.00

Net investment income[2]	0.13		0.25	0.10
Net realized and unrealized gain (loss)	0.63		1.20	(1.21)

Net increase (decrease) from investment operations	0.76		1.45	(1.11)

Dividends and distributions from:
Net investment income	(0.10)		(0.20)[3]	(0.08)[3]
Tax return of capital	—		(0.00)[3,4]	(0.01)[3]

Total dividends and distributions	(0.10)		(0.20)	(0.09)

Net asset value, end of period	$10.71		$10.05	$8.80

Total Investment Return[5]
Based on net asset value	7.54%	[6]	16.55%	(11.11)%	[6]

Ratios to Average Net Assets[7]
Total expenses[8,9]	0.95%	[10]	3.98%	7.57%	[10,11]

Total expenses after fees waived and/or reimbursed[8,9]	0.45%	[10]	0.49%	0.49%	[10]

Net investment income[8,9]	2.42%	[10]	2.60%	1.95%	[10]

Supplemental Data
Net assets, end of period (000)	$1,897		$129	$22

Portfolio turnover of the LifePath Index Master Portfolio	1%		8%	0%	[12]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Amount is greater than $(0.005) per share.

[5]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.

[7]	Includes the LifePath Index Portfolio’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income.

[8]

Includes the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated fees waived of 0.35%, 1.05% and 3.73% for the six months ended June 30, 2013, the year ended December 31, 2012 and the period ended December 31, 2011, respectively.

[9]

Excludes expenses incurred indirectly as a result of the LifePath Index Master Portfolio’s investments in underlying funds of approximately 0.06%, 0.05% and 0.08% for the six months ended June 30, 2013, the year ended December 31, 2012 and the period ended December 31, 2011, respectively, although the ratio does include the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated expenses and/or net investment income.

[10]	Annualized.

[11]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 7.59%.

[12]	Rounds to less than 1%.

See Notes to Financial Statements.

50	BLACKROCK FUNDS III	JUNE 30, 2013

Financial Highlights (concluded)	LifePath Index 2055 Portfolio

	Class K
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31, 2012	Period May 31, 2011[1] to December 31, 2011

Per Share Operating Performance
Net asset value, beginning of period	$10.05		$8.80	$10.00

Net investment income[2]	0.14		0.26	0.12
Net realized and unrealized gain (loss)	0.64		1.21	(1.22)

Net increase (decrease) from investment operations	0.78		1.47	(1.10)

Dividends and distributions from:
Net investment income	(0.11)		(0.22)[3]	(0.09)[3]
Tax return of capital	—		(0.00)[3,4]	(0.01)[3]

Total dividends and distributions	(0.11)		(0.22)	(0.10)

Net asset value, end of period	$10.72		$10.05	$8.80

Total Investment Return[5]
Based on net asset value	7.76%	[6]	16.83%	(10.96)%	[6]

Ratios to Average Net Assets[7]
Total expenses[8,9]	0.75%	[10]	3.71%	7.21%	[10,11]

Total expenses after fees waived and/or reimbursed[8,9]	0.17%	[10]	0.19%	0.21%	[10]

Net investment income[8,9]	2.67%	[10]	2.71%	2.24%	[10]

Supplemental Data
Net assets, end of period (000)	$10,217		$4,706	$1,716

Portfolio turnover of the LifePath Index Master Portfolio	1%		8%	0%	[12]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Amount is greater than $(0.005) per share.

[5]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.

[7]	Includes the LifePath Index Portfolio’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income.

[8]

Includes the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated fees waived of 0.36%, 1.18% and 3.74% for the six months ended June 30, 2013, the year ended December 31, 2012 and the period ended December 31, 2011, respectively.

[9]

Excludes expenses incurred indirectly as a result of the LifePath Index Master Portfolio’s investments in underlying funds of approximately 0.06%, 0.05% and 0.08% for the six months ended June 30, 2013, the year ended December 31, 2012 and the period ended December 31, 2011, respectively, although the ratio does include the LifePath Index Portfolio’s share of the LifePath Index Master Portfolio’s allocated expenses and/or net investment income.

[10]	Annualized.

[11]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 7.22%.

[12]	Rounds to less than 1%.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2013	51

Notes to Financial Statements (Unaudited)	BlackRock Funds III

1. Organization:

BlackRock Funds III (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust. LifePath® Index Retirement Portfolio, LifePath® Index 2020 Portfolio, LifePath® Index 2025 Portfolio, LifePath® Index 2030 Portfolio, LifePath® Index 2035 Portfolio, LifePath® Index 2040 Portfolio, LifePath® Index 2045 Portfolio, LifePath® Index 2050 Portfolio and LifePath® Index 2055 Portfolio (each, a “LifePath Index Portfolio” and collectively, the “LifePath Index Portfolios”) are each a series of the Trust. Each LifePath Index Portfolio seeks to achieve its investment objective by investing all of its assets in a separate series of Master Investment Portfolio (“MIP”): LifePath Index Retirement Master Portfolio, LifePath Index 2020 Master Portfolio, LifePath Index 2025 Master Portfolio, LifePath Index 2030 Master Portfolio, LifePath Index 2035 Master Portfolio, LifePath Index 2040 Master Portfolio, LifePath Index 2045 Master Portfolio, LifePath Index 2050 Master Portfolio and LifePath Index 2055 Master Portfolio (each, a “LifePath Index Master Portfolio” and collectively, the “LifePath Index Master Portfolios”). Each LifePath Index Master Portfolio has the same or a substantially similar investment objective as its corresponding LifePath Index Portfolio. The performance of a LifePath Index Portfolio is directly affected by the performance of its corresponding LifePath Index Master Portfolio.

The value of each LifePath Index Portfolio’s investment in its corresponding LifePath Index Master Portfolio reflects that LifePath Index Portfolio’s proportionate interest in the net assets of its corresponding LifePath Index Master Portfolio (99.99%, 99.99%, 99.99%, 99.99%, 99.99%, 99.99%, 99.98%, 99.98% and 99.91% for the LifePath Index Retirement Portfolio, LifePath Index 2020 Portfolio, LifePath Index 2025 Portfolio, LifePath Index 2030 Portfolio, LifePath Index 2035 Portfolio, LifePath Index 2040 Portfolio, LifePath Index 2045 Portfolio, LifePath Index 2050 Portfolio and LifePath Index 2055 Portfolio, respectively, as of June 30, 2013).

Each LifePath Index Portfolio offers multiple classes of shares. Institutional, Investor A and Class K Shares are sold without a sales charge. Institutional and Class K Shares are available only to certain eligible investors. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A Shares bear certain expenses related to the shareholder servicing of such shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

2. Significant Accounting Policies:

The LifePath Index Portfolios’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the LifePath Index Portfolios:

Valuation: US GAAP defines fair value as the price the LifePath Index Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The LifePath Index Portfolios’ policy is to fair value their financial instruments at market value. Each LifePath Index Portfolio records its investments in the applicable LifePath Index Master Portfolio at fair value based on the LifePath Index Portfolio’s proportionate interest in the net assets of the LifePath Index Master Portfolio. Valuation of securities held by the LifePath Index Master Portfolio is discussed in Note 2 of the LifePath Index Master Portfolios’ Notes to Financial Statements, which are included elsewhere in this report.

Investment Transactions and Investment Income: For financial reporting purposes, contributions to and withdrawals from each LifePath Index Master Portfolio are accounted on a trade date basis. Each LifePath Index Portfolio records daily its proportionate share of its LifePath Index Master Portfolio’s income, expenses and realized and unrealized gains and losses. In addition, each LifePath Index Portfolio accrues its own expenses. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends from net investment income are declared and paid quarterly. Distributions of capital gains are recorded on the ex-dividend dates. The portion of distributions that exceeds a LifePath Index Portfolio’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. Distributions in excess of a LifePath Index Portfolio’s taxable income and net capital gains, but not in excess of a LifePath Index Portfolio’s earnings and profits, will be taxable to shareholders as ordinary income and will not constitute a nontaxable return of capital. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the LifePath Index Portfolios’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Each LifePath Index Portfolio files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each LifePath Index Portfolio’s US federal tax returns remains open for the year ended December 31, 2012 and for the period ended December 31, 2011. The statutes of limitations on each LifePath Index Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to a LifePath Index Portfolio or its classes are charged to that LifePath Index Portfolio or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the LifePath Index Portfolios and other shared expenses pro rated to the LifePath Portfolios are allocated daily to each class based on its relative net assets or other appropriate methods.

52	BLACKROCK FUNDS III	JUNE 30, 2013

Notes to Financial Statements (continued)	BlackRock Funds III

3. Administration Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Trust, on behalf of the LifePath Index Portfolios, entered into an Administration Agreement with BlackRock Advisors, LLC (“BAL”) (the “Administrator”), an indirect, wholly owned subsidiary of BlackRock, to provide general administration services (other than investment advice and related portfolio activities). BAL is entitled to receive for these administration services an annual fee of 0.03% based on the average daily net assets of each LifePath Index Portfolio. The LifePath Index Portfolios do not pay an investment advisory fee or investment management fee.

From time to time, BAL may waive such fees in whole or in part. Any such waiver will reduce the expenses of a LifePath Index Portfolio and, accordingly, have a favorable impact on its performance. BAL may delegate certain of its administration duties to sub-administrators.

BlackRock Fund Advisors (“BFA”) and BAL contractually agreed to waive and/or reimburse fees or expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses, in order to limit expenses. The expense limitations as a percentage of average daily net assets are as follows: 0.10% for Institutional, 0.35% for Investor A and 0.05% for Class K until May 1, 2014. A LifePath Index Portfolio may have to repay some of these waivers and reimbursements to BFA and BAL in the following two years. The agreement may be terminated upon 90 days notice by a majority of the non-interested trustees of the Trust or by a vote of majority of the outstanding voting shares.

These amounts waived or reimbursed are included in fees reimbursed by administrator, and shown as transfer agent fees reimbursed – class specific, respectively, in the Statements of Operations. For the six months ended June 30, 2013, the amounts included in fees reimbursed by administrator were as follows:

LifePath Index Retirement Portfolio	$4,079
LifePath Index 2020 Portfolio	$5,011
LifePath Index 2025 Portfolio	$3,088
LifePath Index 2030 Portfolio	$4,668
LifePath Index 2035 Portfolio	$3,234
LifePath Index 2040 Portfolio	$3,896
LifePath Index 2045 Portfolio	$3,051
LifePath Index 2050 Portfolio	$4,934
LifePath Index 2055 Portfolio	$1,471

If during a LifePath Index Portfolio’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal periods received a waiver or reimbursement from BAL and previously BlackRock Institutional Trust Company, N.A. (“BTC”) are less than the expense limit for that share class, BAL and previously BTC is entitled to be reimbursed by such share class up to the lesser of (a) the amount of fees waived or expenses reimbursed during the prior two fiscal periods under the agreement and (b) the amount by which the expense limit for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that: (1) the LifePath Index Portfolio, of which the share class is a part, has more than $50 million in assets for the fiscal year and (2) BAL and previously BTC or an affiliate continues to serve as the LifePath Index Portfolio’s investment advisor or administrator.

In the event the expense limit for a share class is changed subsequent to a fiscal year in which BAL and previously BTC becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse BAL and previously BTC shall be calculated by reference to the expense limit for that share class in effect at the time BAL and previously BTC became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

For the six months ended June 30, 2013, BTC and BAL recouped the following Portfolio level and class specific waivers and/or reimbursements previously recorded by the LifePath Index Portfolios:

	BTC	BAL
LifePath Index Retirement Portfolio
Institutional	$1	$2,000
Investor A	$1	$813
LifePath Index 2020 Portfolio
Institutional	$1	$3,073
Investor A	$1	$3,412
LifePath Index 2025 Portfolio
Institutional	$3	$30
Investor A	$1	$237
LifePath Index 2030 Portfolio
Institutional	$1	$2,328
Investor A	$1	$3,906
LifePath Index 2035 Portfolio
Institutional	$3	$46
Investor A	$30	$733
LifePath Index 2040 Portfolio
Institutional	$1	$969
Investor A	$1	$1,493
LifePath Index 2045 Portfolio
Institutional	$5	—
Investor A	$46	$179
LifePath Index 2050 Portfolio
Institutional	$15	$134
Investor A	$91	$171

On June 30, 2013, the Portfolio level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring December 31,
	2013	2014		2015
	BTC	BTC	BAL	BAL
LifePath Index Retirement Portfolio
Portfolio level	$74,386	$63,411	$109,815	$77,510
Institutional	—	—	$1,931	$381
Investor A	—	—	$628	$611
Class K	$346	$162	$5,558	$6,076
LifePath Index 2020 Portfolio
Portfolio level	$73,478	$66,273	$134,993	$108,988
Institutional	—	—	—	$293
Investor A	—	—	$1,344	$507
Class K	$346	$162	$9,239	$7,994
LifePath Index 2025 Portfolio
Portfolio level	$73,205	$58,004	$62,960	$52,079
Institutional	—	—	—	$3
Investor A	—	—	—	$31
Class K	$346	$159	$6,422	$4,558
LifePath Index 2030 Portfolio
Portfolio level	$73,292	$63,227	$109,790	$92,068
Institutional	—	—	$940	$322
Investor A	—	—	—	$438
Class K	$346	$162	$8,398	$6,584

BLACKROCK FUNDS III	JUNE 30, 2013	53

Notes to Financial Statements (continued)	BlackRock Funds III

	Expiring December 31,
	2013	2014		2015
	BTC	BTC	BAL	BAL
LifePath Index 2035 Portfolio
Portfolio level	$73,331	$57,339	$62,145	$47,345
Institutional	—	—	—	$4
Investor A	—	—	—	$88
Class K	$345	$160	$6,472	$4,142
LifePath Index 2040 Portfolio
Portfolio level	$73,077	$59,087	$75,994	$64,056
Institutional	—	—	$1,565	$254
Investor A	—	—	—	$150
Class K	$345	$155	$7,192	$4,835
LifePath Index 2045 Portfolio
Portfolio level	$73,053	$55,569	$49,596	$35,799
Institutional	$10	$10	$85	$47
Investor A	—	—	—	$25
Class K	$345	$160	$6,009	$3,391
LifePath Index 2050 Portfolio
Portfolio level	$73,040	$55,597	$48,051	$34,881
Institutional	—	—	$279	$64
Investor A	—	—	—	$25
Class K	$346	$163	$6,605	$5,213
LifePath Index 2055 Portfolio
Portfolio level	$73,115	$55,312	$42,507	$26,684
Institutional	$15	$19	$64	$61
Investor A	$14	$23	$89	$22
Class K	$345	$139	$2,512	$1,490

The Trust, on behalf of the LifePath Index Portfolios, entered into a Distribution Agreement and Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of BFA. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, each LifePath Index Portfolio pays BRIL ongoing service fees with respect to Investor A Shares. The fees are accrued daily and paid monthly at annual rate of 0.25% based upon the average daily net assets of the Investor A Shares.

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing services to each LifePath Index Portfolio. The ongoing service fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Investor A shareholders.

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the LifePath Index Portfolios with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an annual fee per shareholder account, which will vary depending on share class and/or net assets.

The Administrator maintains a call center, which is responsible for providing certain shareholder services to the LifePath Index Portfolios, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of LifePath Index Portfolio shares. These amounts are included in transfer agent — class specific in the Statements of Operations.

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The LifePath Index Portfolios reimburse BAL for a portion of the compensation paid to the Trust’s Chief Compliance Officer.

4. Income Tax Information:

As of December 31, 2012, the LifePath Index 2055 Portfolio had a capital loss carryforward available to offset future realized capital gains of $145,270. This capital loss carryforward has no expiration date.

5. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended June 30, 2013		Year Ended December 31, 2012
LifePath Index Retirement Portfolio	Shares	Amount	Shares	Amount
Institutional
Shares sold	1,554,318	$16,767,676	2,346,217	$24,115,637
Shares issued to shareholders in reinvestment of dividends and distributions	27,315	289,158	9,339	97,595
Shares redeemed	(163,765)	(1,756,408)	(430,831)	(4,418,911)

Net increase	1,417,868	$15,300,426	1,924,725	$19,794,321

Investor A
Shares sold	667,786	$7,160,721	975,316	$9,874,184
Shares issued to shareholders in reinvestment of dividends and distributions	10,127	107,436	8,071	84,239
Shares redeemed	(217,352)	(2,336,340)	(226,446)	(2,319,458)

Net increase	460,561	$4,931,817	756,941	$7,638,965

Class K
Shares sold	8,806,836	$94,254,792	17,830,262	$179,573,432
Shares issued to shareholders in reinvestment of dividends and distributions	213,039	2,260,669	244,068	2,543,045
Shares redeemed	(3,118,691)	(33,485,097)	(1,710,952)	(17,633,010)

Net increase	5,901,184	$63,030,364	16,363,378	$164,483,467

Total Net Increase	7,779,613	$83,262,607	19,045,044	$191,916,753

54	BLACKROCK FUNDS III	JUNE 30, 2013

Notes to Financial Statements (continued)	BlackRock Funds III

	Six Months Ended June 30, 2013		Year Ended December 31, 2012
LifePath Index 2020 Portfolio	Shares	Amount	Shares	Amount
Institutional
Shares sold	1,701,866	$18,347,468	2,239,380	$22,661,709
Shares issued to shareholders in reinvestment of dividends and distributions	29,313	311,134	16,463	169,675
Shares redeemed	(130,840)	(1,403,612)	(348,926)	(3,544,273)

Net increase	1,600,339	$17,254,990	1,906,917	$19,287,111

Investor A
Shares sold	2,463,403	$26,317,446	1,961,732	$19,270,872
Shares issued to shareholders in reinvestment of dividends and distributions	31,000	329,183	24,164	248,301
Shares redeemed	(497,527)	(5,332,324)	(254,999)	(2,571,734)

Net increase	1,996,876	$21,314,305	1,730,897	$16,947,439

Class K
Shares sold	19,767,100	$210,868,939	24,558,594	$241,633,100
Shares issued to shareholders in reinvestment of dividends and distributions	391,293	4,159,416	388,823	3,995,761
Shares redeemed	(2,446,263)	(26,303,614)	(1,090,359)	(10,969,531)

Net increase	17,712,130	$188,724,741	23,857,058	$234,659,330

Total Net Increase	21,309,345	$227,294,036	27,494,872	$270,893,880

LifePath Index 2025 Portfolio
Institutional
Shares sold	1,147,787	$12,414,621	509,320	$5,193,652
Shares issued to shareholders in reinvestment of dividends and distributions	12,766	135,545	6,295	64,669
Shares redeemed	(81,997)	(873,334)	(48,059)	(494,153)

Net increase	1,078,556	$11,676,832	467,556	$4,764,168

Investor A
Shares sold	1,850,194	$19,811,978	447,523	$4,530,663
Shares issued to shareholders in reinvestment of dividends and distributions	18,607	197,766	4,256	43,760
Shares redeemed	(103,469)	(1,123,589)	(73,886)	(743,353)

Net increase	1,765,332	$18,886,155	377,893	$3,831,070

Class K
Shares sold	5,543,118	$59,326,153	11,248,567	$109,513,473
Shares issued to shareholders in reinvestment of dividends and distributions	155,468	1,655,294	178,559	1,827,580
Shares redeemed	(1,335,131)	(14,280,472)	(592,841)	(5,859,220)

Net increase	4,363,455	$46,700,975	10,834,285	$105,481,833

Total Net Increase	7,207,343	$77,263,962	11,679,734	$114,077,071

LifePath Index 2030 Portfolio
Institutional
Shares sold	1,157,098	$12,522,173	1,823,622	$18,049,163
Shares issued to shareholders in reinvestment of dividends and distributions	23,544	251,161	16,321	166,238
Shares redeemed	(163,346)	(1,770,369)	(268,371)	(2,679,649)

Net increase	1,017,296	$11,002,965	1,571,572	$15,535,752

BLACKROCK FUNDS III	JUNE 30, 2013	55

Notes to Financial Statements (continued)	BlackRock Funds III

	Six Months Ended June 30, 2013		Year Ended December 31, 2012
LifePath Index 2030 Portfolio (concluded)	Shares	Amount	Shares	Amount
Investor A
Shares sold	2,636,550	$28,034,711	1,655,996	$15,974,496
Shares issued to shareholders in reinvestment of dividends and distributions	33,280	355,324	21,635	220,272
Shares redeemed	(344,801)	(3,725,170)	(324,965)	(3,221,856)

Net increase	2,325,029	$24,664,865	1,352,666	$12,972,912

Class K
Shares sold	18,182,158	$193,482,297	17,538,954	$168,834,753
Shares issued to shareholders in reinvestment of dividends and distributions	331,594	3,536,669	312,964	3,179,242
Shares redeemed	(2,349,018)	(25,241,915)	(897,260)	(8,886,411)

Net increase	16,164,734	$171,777,051	16,954,658	$163,127,584

Total Net Increase	19,507,059	$207,444,881	19,878,896	$191,636,248

LifePath Index 2035 Portfolio
Institutional
Shares sold	502,364	$5,433,862	197,391	$1,981,173
Shares issued to shareholders in reinvestment of dividends and distributions	5,537	58,978	2,629	26,767
Shares redeemed	(59,649)	(640,165)	(22,681)	(228,034)

Net increase	448,252	$4,852,675	177,339	$1,779,906

Investor A
Shares sold	1,902,850	$20,192,837	420,557	$4,229,470
Shares issued to shareholders in reinvestment of dividends and distributions	19,831	211,457	4,498	45,854
Shares redeemed	(239,330)	(2,561,562)	(55,211)	(558,563)

Net increase	1,683,351	$17,842,732	369,844	$3,716,761

Class K
Shares sold	4,673,606	$49,795,552	7,790,296	$74,282,072
Shares issued to shareholders in reinvestment of dividends and distributions	119,110	1,271,030	133,587	1,353,590
Shares redeemed	(1,086,788)	(11,591,182)	(659,276)	(6,348,243)

Net increase	3,705,928	$39,475,400	7,264,607	$69,287,419

Total Net Increase	5,837,531	$62,170,807	7,811,790	$74,784,086

LifePath Index 2040 Portfolio
Institutional
Shares sold	511,110	$5,506,657	1,010,208	$9,828,924
Shares issued to shareholders in reinvestment of dividends and distributions	13,472	144,294	8,927	89,803
Shares redeemed	(62,088)	(671,267)	(83,372)	(818,531)

Net increase	462,494	$4,979,684	935,763	$9,100,196

Investor A
Shares sold	1,100,598	$11,674,454	854,797	$8,138,845
Shares issued to shareholders in reinvestment of dividends and distributions	15,509	166,051	11,575	116,658
Shares redeemed	(193,562)	(2,101,944)	(125,500)	(1,238,170)

Net increase	922,545	$9,738,561	740,872	$7,017,333

56	BLACKROCK FUNDS III	JUNE 30, 2013

Notes to Financial Statements (continued)	BlackRock Funds III

	Six Months Ended June 30, 2013		Year Ended December 31, 2012
LifePath Index 2040 Portfolio (concluded)	Shares	Amount	Shares	Amount
Class K
Shares sold	12,450,226	$132,367,718	9,146,340	$86,822,641
Shares issued to shareholders in reinvestment of dividends and distributions	205,334	2,200,386	161,135	1,621,956
Shares redeemed	(1,554,565)	(16,745,966)	(613,420)	(5,926,088)

Net increase	11,100,995	$117,822,138	8,694,055	$82,518,509

Total Net Increase	12,486,034	$132,540,383	10,370,690	$98,636,038

LifePath Index 2045 Portfolio
Institutional
Shares sold	92,386	$995,517	62,540	$612,746
Shares issued to shareholders in reinvestment of dividends and distributions	1,311	14,029	674	6,787
Shares redeemed	(7,710)	(83,496)	(13,250)	(134,377)

Net increase	85,987	$926,050	49,964	$485,156

Investor A
Shares sold	736,331	$7,767,497	87,783	$859,010
Shares issued to shareholders in reinvestment of dividends and distributions	7,451	79,753	908	9,169
Shares redeemed	(85,858)	(927,139)	(3,538)	(35,843)

Net increase	657,924	$6,920,111	85,153	$832,336

Class K
Shares sold	2,904,976	$31,045,589	3,212,318	$30,377,207
Shares issued to shareholders in reinvestment of dividends and distributions	57,417	615,195	47,023	471,885
Shares redeemed	(742,737)	(7,935,690)	(323,873)	(3,027,806)

Net increase	2,219,656	$23,725,094	2,935,468	$27,821,286

Total Net Increase	2,963,567	$31,571,255	3,070,585	$29,138,778

LifePath Index 2050 Portfolio
Institutional
Shares sold	309,778	$3,317,040	196,023	$1,849,878
Shares issued to shareholders in reinvestment of dividends and distributions	3,824	41,058	2,434	24,218
Shares redeemed	(21,057)	(226,210)	(45,398)	(441,494)

Net increase	292,545	$3,131,888	153,059	$1,432,602

Investor A
Shares sold	369,225	$3,914,257	115,220	$1,129,917
Shares issued to shareholders in reinvestment of dividends and distributions	4,168	44,758	969	9,763
Shares redeemed	(34,626)	(376,226)	(11,166)	(110,000)

Net increase	338,767	$3,582,789	105,023	$1,029,680

Class K
Shares sold	3,404,118	$36,390,471	2,383,199	$22,379,083
Shares issued to shareholders in reinvestment of dividends and distributions	52,765	567,084	34,096	339,984
Shares redeemed	(574,317)	(6,197,631)	(303,480)	(2,816,124)

Net increase	2,882,566	$30,759,924	2,113,815	$19,902,943

Total Net Increase	3,513,878	$37,474,601	2,371,897	$22,365,225

BLACKROCK FUNDS III	JUNE 30, 2013	57

Notes to Financial Statements (concluded)	BlackRock Funds III

	Six Months Ended June 30, 2013		Year Ended December 31, 2012
LifePath Index 2055 Portfolio	Shares	Amount	Shares	Amount
Institutional
Shares sold	36,893	$392,545	3	$30
Shares issued to shareholders in reinvestment of dividends and distributions	236	2,535	—	—
Shares redeemed	(14,174)	(155,869)	—	—

Net increase	22,955	$239,211	3	$30

Investor A
Shares sold	194,735	$2,046,995	11,793	$113,668
Shares issued to shareholders in reinvestment of dividends and distributions	1,616	17,358	108	1,077
Shares redeemed	(31,985)	(345,466)	(1,572)	(15,055)

Net increase	164,366	$1,718,887	10,329	$99,690

Class K
Shares sold	616,075	$6,579,731	332,227	$3,221,558
Shares issued to shareholders in reinvestment of dividends and distributions	7,177	77,108	3,472	34,476
Shares redeemed	(138,135)	(1,481,801)	(62,587)	(615,925)

Net increase	485,117	$5,175,038	273,112	$2,640,109

Total Net Increase	672,438	$7,133,136	283,444	$2,739,829

As of June 30, 2013, shares owned by affiliates were as follows:

	Institutional	Investor A	Class K
LifePath Index Retirement Portfolio	2,500	2,500	—
LifePath Index 2045 Portfolio	2,500	—	—
LifePath Index 2050 Portfolio	2,500	—	—
LifePath Index 2055 Portfolio	2,500	—	195,000

6. Subsequent Events:

Management has evaluated the impact of all subsequent events on the LifePath Index Portfolios through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

58	BLACKROCK FUNDS III	JUNE 30, 2013

Master Portfolio Information as of June 30, 2013	Master Investment Portfolio

LifePath Index Retirement Master Portfolio

Portfolio Composition	Percent of Affiliated Investment Companies

Fixed Income Funds	62%
Equity Funds	38

Portfolio Holdings	Percent of Affiliated Investment Companies

Bond Index Master Portfolio	53%
Russell 1000 Index Master Portfolio	21
ACWI ex-US Index Master Portfolio	10
iShares TIPS Bond ETF	9
Master Small Cap Index Series	5
iShares MSCI EAFE Small-Cap ETF	1
iShares Core MSCI Total International Stock ETF	1

LifePath Index 2020 Master Portfolio

Portfolio Composition	Percent of Affiliated Investment Companies

Equity Funds	52%
Fixed Income Funds	47
Short-Term Securities	1

Portfolio Holdings	Percent of Affiliated Investment Companies

Bond Index Master Portfolio	40%
Russell 1000 Index Master Portfolio	29
ACWI ex-US Index Master Portfolio	14
iShares TIPS Bond ETF	7
Master Small Cap Index Series	4
iShares International Developed Real Estate ETF	2
iShares Cohen & Steers REIT ETF	2
iShares MSCI EAFE Small-Cap ETF	1
BlackRock Cash Funds: Institutional, SL Agency Shares	1

LifePath Index 2025 Master Portfolio

Portfolio Composition	Percent of Affiliated Investment Companies

Equity Funds	60%
Fixed Income Funds	39
Short-Term Securities	1

Portfolio Holdings	Percent of Affiliated Investment Companies

Russell 1000 Index Master Portfolio	34%
Bond Index Master Portfolio	34
ACWI ex-US Index Master Portfolio	16
iShares TIPS Bond ETF	5
Master Small Cap Index Series	3
iShares International Developed Real Estate ETF	2
iShares Cohen & Steers REIT ETF	2
iShares MSCI EAFE Small-Cap ETF	2
iShares Core MSCI Total International Stock ETF	1
BlackRock Cash Funds: Institutional, SL Agency Shares	1

The LifePath Index Master Portfolios’ allocation and holdings listed above are current as of the report date. However, the LifePath Index Master Portfolios are regularly monitored and their composition may vary throughout various periods.

BLACKROCK FUNDS III	JUNE 30, 2013	59

Master Portfolio Information as of June 30, 2013 (continued)	Master Investment Portfolio

LifePath Index 2030 Master Portfolio

Portfolio Composition	Percent of Affiliated Investment Companies

Equity Funds	68%
Fixed Income Funds	31
Short-Term Securities	1

Portfolio Holdings	Percent of Affiliated Investment Companies

Russell 1000 Index Master Portfolio	38%
Bond Index Master Portfolio	27
ACWI ex-US Index Master Portfolio	18
iShares TIPS Bond ETF	4
iShares International Developed Real Estate ETF	3
iShares Cohen & Steers REIT ETF	3
Master Small Cap Index Series	3
iShares MSCI EAFE Small-Cap ETF	2
BlackRock Cash Funds: Institutional, SL Agency Shares	1
iShares Core MSCI Total International Stock ETF	1

LifePath Index 2035 Master Portfolio

Portfolio Composition	Percent of Affiliated Investment Companies

Equity Funds	74%
Fixed Income Funds	24
Short-Term Securities	2

Portfolio Holdings	Percent of Affiliated Investment Companies

Russell 1000 Index Master Portfolio	42%
Bond Index Master Portfolio	22
ACWI ex-US Index Master Portfolio	19
iShares International Developed Real Estate ETF	4
iShares Cohen & Steers REIT ETF	3
iShares TIPS Bond ETF	3
Master Small Cap Index Series	3
iShares MSCI EAFE Small-Cap ETF	2
BlackRock Cash Funds: Institutional, SL Agency Shares	1
iShares Core MSCI Total International Stock ETF	1

LifePath Index 2040 Master Portfolio

Portfolio Composition	Percent of Affiliated Investment Companies

Equity Funds	78%
Fixed Income Funds	18
Short-Term Securities	4

Portfolio Holdings	Percent of Affiliated Investment Companies

Russell 1000 Index Master Portfolio	44%
ACWI ex-US Index Master Portfolio	20
Bond Index Master Portfolio	17
iShares International Developed Real Estate ETF	4
iShares Cohen & Steers REIT ETF	4
BlackRock Cash Funds: Institutional, SL Agency Shares	3
Master Small Cap Index Series	2
iShares MSCI EAFE Small-Cap ETF	2
iShares TIPS Bond ETF iShares Core MSCI Total International Stock ETF	2 1
BlackRock Cash Funds: Prime, SL Agency Shares	1

The LifePath Index Master Portfolios’ allocation and holdings listed above are current as of the report date. However, the LifePath Index Master Portfolios are regularly monitored and their composition may vary throughout various periods.

60	BLACKROCK FUNDS III	JUNE 30, 2013

Master Portfolio Information as of June 30, 2013 (concluded)	Master Investment Portfolio

LifePath Index 2045 Master Portfolio

Portfolio Composition	Percent of Affiliated Investment Companies

Equity Funds	85%
Fixed Income Funds	13
Short-Term Securities	2

Portfolio Holdings	Percent of Affiliated Investment Companies

Russell 1000 Index Master Portfolio	48%
ACWI ex-US Index Master Portfolio	21
Bond Index Master Portfolio	13
iShares FTSE EPRA/NAREIT Developed Real Estate ETF	5
iShares Cohen & Steers REIT ETF	5
iShares MSCI EAFE Small-Cap ETF	2
BlackRock Cash Funds: Institutional, SL Agency Shares	2
Master Small Cap Index Series	2
iShares Core MSCI Total International Stock ETF	2

LifePath Index 2050 Master Portfolio

Portfolio Composition	Percent of Affiliated Investment Companies

Equity Funds	90%
Fixed Income Funds	8
Short-Term Securities	2

Portfolio Holdings	Percent of Affiliated Investment Companies

Russell 1000 Index Master Portfolio	51%
ACWI ex-US Index Master Portfolio	22
Bond Index Master Portfolio	8
iShares FTSE EPRA/NAREIT Developed Real Estate ETF	6
iShares Cohen & Steers REIT ETF	6
iShares MSCI EAFE Small-Cap ETF	2
iShares Core MSCI Total International Stock ETF	2
Master Small Cap Index Series	2
BlackRock Cash Funds: Institutional, SL Agency Shares	1

LifePath Index 2055 Master Portfolio

Portfolio Composition	Percent of Affiliated Investment Companies

Equity Funds	96%
Fixed Income Funds	3
Short-Term Securities	1

Portfolio Holdings	Percent of Affiliated Investment Companies

Russell 1000 Index Master Portfolio	54%
ACWI ex-US Index Master Portfolio	24
iShares International Developed Real Estate ETF	7
iShares Cohen & Steers REIT ETF	6
Bond Index Master Portfolio	3
iShares MSCI EAFE Small-Cap ETF	2
Master Small Cap Index Series	2
iShares Core MSCI Total International Stock ETF	1
BlackRock Cash Funds: Institutional, SL Agency Shares	1

The LifePath Index Master Portfolios’ allocation and holdings listed above are current as of the report date. However, the LifePath Index Master Portfolios are regularly monitored and their composition may vary throughout various periods.

BLACKROCK FUNDS III	JUNE 30, 2013	61

Schedule of Investments June 30, 2013 (Unaudited)	LifePath Index Retirement Master Portfolio (Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares/Beneficial Interest	Value
Equity Funds — 38.1%
ACWI ex-US Index Master Portfolio	$29,395,593	$29,395,593
iShares Cohen & Steers REIT ETF (b)	8,124	654,957
iShares Core MSCI Total International Stock ETF	27,129	1,352,381
iShares International Developed Real Estate ETF	21,191	664,126
iShares MSCI EAFE Small-Cap ETF (b)	65,670	2,754,200
Master Small Cap Index Series	$12,590,987	12,590,987
Russell 1000 Index Master Portfolio	$60,886,126	60,886,126

		108,298,370
Fixed Income Funds — 61.7%
Bond Index Master Portfolio	$150,651,503	150,651,503
iShares TIPS Bond ETF	223,773	25,064,814

		175,716,317

Affiliated Investment Companies (a)	Shares/Beneficial Interest	Value
Short-Term Securities — 0.2%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.16% (c)(d)	538,606	$538,606
BlackRock Cash Funds: Prime, SL Agency Shares, 0.15% (c)(d)	59,400	59,400

		598,006
Total Affiliated Investment Companies (Cost — $277,555,268*) — 100.0%		284,612,693
Other Assets in Excess of Liabilities — 0.0%		18,878

Net Assets — 100.0%		$284,631,571

Notes to Schedule of Investments

*	As of June 30, 2013, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$277,563,629

Gross unrealized appreciation	$10,825,018
Gross unrealized depreciation	(3,775,954)

Net unrealized appreciation	$7,049,064

(a)	Investments in issuers considered to be an affiliate of the LifePath Index Master Portfolio during the six months ended June 30, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2012	Shares/ Beneficial Interest Purchased		Shares/ Beneficial Interest Sold	Shares/ Beneficial Interest Held at June 30, 2013	Value at June 30, 2013	Income	Realized Gain (Loss)
ACWI ex-US Index Master Portfolio	$22,294,444	$7,101,149	[1]	—	$29,395,593	$29,395,593	$508,098	$(56,033)
BlackRock Cash Funds: Institutional, SL Agency Shares	1,669,412	—		(1,130,806)[2]	538,606	$538,606	$2,801	—
BlackRock Cash Funds: Prime, SL Agency Shares	238,171	—		(178,771)[2]	59,400	$59,400	$251	—
Bond Index Master Portfolio	$105,813,216	$44,838,287	[1]	—	$150,651,503	$150,651,503	$1,106,423	$(514,775)
iShares Cohen & Steers REIT ETF	4,489	3,791		(156)	8,124	$654,957	$8,411	$310
iShares Core MSCI Total International Stock ETF	—	27,129		—	27,129	$1,352,381	$23,742	—
iShares International Developed Real Estate ETF	13,560	8,675		(1,044)	21,191	$664,126	$13,180	$(556)
iShares MSCI EAFE Small-Cap ETF	47,290	20,688		(2,308)	65,670	$2,754,200	$37,224	$10,448
iShares TIPS Bond Fund	148,963	87,649		(12,839)	223,773	$25,064,814	$140,619	$1,724
Master Small Cap Index Series	$8,712,697	$3,878,290	[1]	—	$12,590,987	$12,590,987	$167,939	$453,289
Russell 1000 Index Master Portfolio	$44,045,813	$16,840,313	[1]	—	$60,886,126	$60,886,126	$561,584	$1,187,094

[1]	Represents net beneficial interest purchased.

[2]	Represents net shares sold.

(b)	Security, or a portion of security, is on loan.

(c)	All or a portion of security was purchased with the cash collateral from loaned securities.

(d)	Represents the current yield as of report date.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the LifePath Index Master Portfolio has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the LifePath Index Master Portfolio’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

See Notes to Financial Statements.

62	BLACKROCK FUNDS III	JUNE 30, 2013

Schedule of Investments (concluded)	LifePath Index Retirement Master Portfolio

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the LifePath Index Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the LifePath Index Master Portfolio’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the LifePath Index Master Portfolio’s investments categorized in the disclosure hierarchy as of June 30, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$31,088,484	$253,524,209	—	$284,612,693

Certain of the LifePath Index Master Portfolio’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of June 30, 2013, collateral on securities loaned at value of $409,550 is categorized as Level 2 within the disclosure hierarchy.

There were no transfers between levels during the six months ended June 30, 2013.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2013	63

Schedule of Investments June 30, 2013 (Unaudited)	LifePath Index 2020 Master Portfolio (Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares/Beneficial Interest	Value
Equity Funds — 52.4%
ACWI ex-US Index Master Portfolio	$73,901,205	$73,901,205
iShares Cohen & Steers REIT ETF (b)	98,382	7,931,557
iShares Core MSCI Total International Stock ETF	34,047	1,697,243
iShares International Developed Real Estate ETF	266,828	8,362,389
iShares MSCI EAFE Small-Cap ETF (b)	164,368	6,893,594
Master Small Cap Index Series	$19,467,680	19,467,680
Russell 1000 Index Master Portfolio	$153,080,069	153,080,069

		271,333,737
Fixed Income Funds — 47.4%
Bond Index Master Portfolio	$211,347,304	211,347,304
iShares TIPS Bond ETF	304,020	34,053,280

		245,400,584

Affiliated Investment Companies (a)	Shares/Beneficial Interest	Value
Short-Term Securities — 1.0%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.16% (c)(d)	4,534,997	$4,534,997
BlackRock Cash Funds: Prime, SL Agency Shares, 0.15% (c)(d)	603,235	603,235

		5,138,232
Total Affiliated Investment Companies (Cost — $505,214,827*) — 100.8%		521,872,553
Liabilities in Excess of Other Assets — (0.8)%		(4,086,830)

Net Assets — 100.0%		$517,785,723

Notes to Schedule of Investments

*	As of June 30, 2013, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$505,218,727

Gross unrealized appreciation	$45,467,389
Gross unrealized depreciation	(28,813,563)

Net unrealized appreciation	$16,653,826

(a)	Investments in issuers considered to be an affiliate of the LifePath Index Master Portfolio during the six months ended June 30, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2012	Shares/ Beneficial Interest Purchased		Shares/ Beneficial Interest Sold	Shares/ Beneficial Interest Held at June 30, 2013	Value at June 30, 2013	Income	Realized Gain (Loss)
ACWI ex-US Index Master Portfolio	$42,893,092	$31,008,113	[1]	—	$73,901,205	$73,901,205	$1,210,024	$(194,615)
BlackRock Cash Funds: Institutional, SL Agency Shares	2,276,225	2,258,772	[1]	—	4,534,997	$4,534,997	$9,854	—
BlackRock Cash Funds: Prime, SL Agency Shares	262,580	340,655	[1]	—	603,235	$603,235	$1,492	—
Bond Index Master Portfolio	$113,315,788	$98,031,516	[1]	—	$211,347,304	$211,347,304	$1,430,638	$(886,080)
iShares TIPS Bond ETF	145,848	160,376		(2,204)	304,020	$34,053,280	$185,373	$(7,480)
iShares Cohen & Steers REIT ETF	53,789	46,615		(2,022)	98,382	$7,931,557	$107,382	$(7,372)
iShares Core MSCI Total International Stock ETF	—	34,047		—	34,047	$1,697,243	$20,074	—
iShares International Developed Real Estate ETF	161,704	107,163		(2,039)	266,828	$8,362,389	$170,277	$(6,573)
iShares MSCI EAFE Small-Cap ETF	95,698	69,551		(881)	164,368	$6,893,594	$93,106	$1,904
Master Small Cap Index Series	$10,236,679	$9,231,001	[1]	—	$19,467,680	$19,467,680	$187,473	$683,456
Russell 1000 Index Master Portfolio	$88,699,522	$64,380,547	[1]	—	$153,080,069	$153,080,069	$1,359,651	$2,514,116

[1]	Represents net shares/beneficial interest purchased.

(b)	Security, or a portion of security, is on loan.

(c)	All or a portion of security was purchased with the cash collateral from loaned securities.

(d)	Represents the current yield as of report date.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the LifePath Index Master Portfolio has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the LifePath Index Master Portfolio’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the LifePath Index Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the LifePath Index Master Portfolio’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

64	BLACKROCK FUNDS III	JUNE 30, 2013

Schedule of Investments (concluded)	LifePath Index 2020 Master Portfolio

The following table summarizes the LifePath Index Master Portfolio‘s investments categorized in the disclosure hierarchy as of June 30, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$64,076,295	$457,796,258	—	$521,872,553

Certain of the LifePath Index Master Portfolio’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of June 30, 2013, collateral on securities loaned at value of $4,159,140 is categorized as Level 2 within the disclosure hierarchy.

There were no transfers between levels during the six months ended June 30, 2013.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2013	65

Schedule of Investments June 30, 2013 (Unaudited)	LifePath Index 2025 Master Portfolio (Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares/Beneficial Interest	Value
Equity Funds — 60.8%
ACWI ex-US Index Master Portfolio	$32,129,337	$32,129,337
iShares Cohen & Steers REIT ETF (b)	58,058	4,680,636
iShares Core MSCI Total International Stock ETF	37,151	1,851,977
iShares International Developed Real Estate ETF	159,278	4,991,773
iShares MSCI EAFE Small-Cap ETF	74,229	3,113,164
Master Small Cap Index Series	$6,756,412	6,756,412
Russell 1000 Index Master Portfolio	$69,445,917	69,445,917

		122,969,216
Fixed Income Funds — 39.0%
Bond Index Master Portfolio	$68,126,509	68,126,509
iShares TIPS Bond ETF	95,220	10,665,592

		78,792,101

Affiliated Investment Companies (a)	Shares/Beneficial Interest	Value
Short-Term Securities — 0.6%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.16% (c)(d)	986,597	$986,597
BlackRock Cash Funds: Prime, SL Agency Shares, 0.15% (c)(d)	140,422	140,422

		1,127,019
Total Affiliated Investment Companies (Cost — $194,576,473*) — 100.4%		202,888,336
Liabilities in Excess of Other Assets — (0.4)%		(815,024)

Net Assets — 100.0%		$202,073,312

Notes to Schedule of Investments

*	As of June 30, 2013, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$194,578,227

Gross unrealized appreciation	$13,021,970
Gross unrealized depreciation	(4,711,861)

Net unrealized appreciation	$8,310,109

(a)	Investments in issuers considered to be an affiliate of the LifePath Index Master Portfolio during the six months ended June 30, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2012	Shares/ Beneficial Interest Purchased		Shares/ Beneficial Interest Sold	Shares/ Beneficial Interest Held at June 30, 2013	Value at June 30, 2013	Income	Realized Gain (Loss)
ACWI ex-US Index Master Portfolio	$20,765,746	$11,363,591	[1]	—	$32,129,337	$32,129,337	$516,753	$(74,894)
BlackRock Cash Funds: Institutional, SL Agency Shares	1,510,674	—		(524,077)[2]	986,597	$986,597	$3,925	$—
BlackRock Cash Funds: Prime, SL Agency Shares	267,696	—		(127,274)[2]	140,422	$140,422	$599	$—
Bond Index Master Portfolio	$39,762,329	$28,364,180	[1]	—	$68,126,509	$68,126,509	$446,715	$(298,136)
iShares TIPS Bond ETF	50,099	45,910		(789)	95,220	$10,665,592	$54,166	$(2,154)
iShares Cohen & Steers REIT ETF	33,031	25,534		(507)	58,058	$4,680,636	$61,294	$(2,880)
iShares Core MSCI Total International Stock ETF	—	37,151		—	37,151	$1,851,977	$23,761	—
iShares International Developed Real Estate ETF	99,285	61,353		(1,360)	159,278	$4,991,773	$96,868	$(3,921)
iShares MSCI EAFE Small-Cap ETF	45,918	28,811		(500)	74,229	$3,113,164	$40,594	$(567)
Master Small Cap Index Series	$3,915,122	$2,841,290	[1]	—	$6,756,412	$6,756,412	$121,571	$239,649
Russell 1000 Index Master Portfolio	$43,964,878	$25,481,039	[1]	—	$69,445,917	$69,445,917	$604,085	$1,140,613

[1]	Represents beneficial interest purchased.

[2]	Represents net shares sold.

(b)	Security, or a portion of security, is on loan.

(c)	All or a portion of security was purchased with the cash collateral from loaned securities.

(d)	Represents the current yield as of report date.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the LifePath Index Master Portfolio has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the LifePath Index Master Portfolio’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the LifePath Index Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities.

See Notes to Financial Statements.

66	BLACKROCK FUNDS III	JUNE 30, 2013

Schedule of Investments (concluded)	LifePath Index 2025 Master Portfolio

For information about the LifePath Index Master Portfolio’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the LifePath Index Master Portfolio‘s investments categorized in the disclosure hierarchy as of June 30, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$26,430,161	$176,458,175	—	$202,888,336

Certain of the LifePath Index Master Portfolio’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of June 30, 2013, collateral on securities loaned at value of $968,175 is categorized as Level 2 within the disclosure hierarchy.

There were no transfers between levels during the six months ended June 30, 2013.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2013	67

Schedule of Investments June 30, 2013 (Unaudited)	LifePath Index 2030 Master Portfolio (Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares/Beneficial Interest	Value
Equity Funds — 68.2%
ACWI ex-US Index Master Portfolio	$76,415,295	$76,415,295
iShares Cohen & Steers REIT ETF	158,544	12,781,817
iShares Core MSCI Total International Stock ETF	43,246	2,155,813
iShares International Developed Real Estate ETF (b)	435,346	13,643,744
iShares MSCI EAFE Small-Cap ETF (b)	172,175	7,221,019
Master Small Cap Index Series	$12,507,929	12,507,929
Russell 1000 Index Master Portfolio	$162,295,674	162,295,674

		287,021,291
Fixed Income Funds — 31.6%
Bond Index Master Portfolio	$115,806,791	115,806,791
iShares TIPS Bond ETF	151,328	16,950,249

		132,757,040

Affiliated Investment Companies (a)	Shares/Beneficial Interest	Value
Short-Term Securities — 1.0%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.16% (c)(d)	3,683,066	$3,683,066
BlackRock Cash Funds: Prime, SL Agency Shares, 0.15% (c)(d)	531,281	531,281

		4,214,347
Total Affiliated Investment Companies (Cost — $405,748,519*) — 100.8%		423,992,678
Liabilities in Excess of Other Assets — (0.8)%		(3,450,752)

Net Assets — 100.0%		$420,541,926

Notes to Schedule of Investments

*	As of June 30, 2013, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$405,765,960

Gross unrealized appreciation	$25,684,372
Gross unrealized depreciation	(7,457,654)

Net unrealized appreciation	$18,226,718

(a)	Investments in issuers considered to be an affiliate of the LifePath Index Master Portfolio during the six months ended June 30, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2012	Shares/ Beneficial Interest Purchased		Shares/ Beneficial Interest Sold	Shares/ Beneficial Interest Held at June 30, 2013	Value at June 30, 2013	Income	Realized Gain (Loss)
ACWI ex-US Index Master Portfolio	$38,837,788	$37,577,507	[1]	—	$76,415,295	$76,415,295	$1,241,508	$(225,982)
BlackRock Cash Funds: Institutional, SL Agency Shares	2,647,522	1,035,544	[1]	—	3,683,066	$3,683,066	$10,250	—
BlackRock Cash Funds: Prime, SL Agency Shares	545,622	—		(14,341)[2]	531,281	$531,281	$1,584	—
Bond Index Master Portfolio	$54,069,158	$61,737,633	[1]	—	$115,806,791	$115,806,791	$760,309	$(489.952)
iShares TIPS Bond ETF	63,925	87,872		(469)	151,328	$16,950,249	$91,802	$(2,395)
iShares Cohen & Steers REIT ETF	72,621	86,430		(507)	158,544	$12,781,817	$169,889	$(4,302)
iShares Core MSCI Total International Stock ETF	—	43,246		—	43,246	$2,155,813	$28,619	—
iShares International Developed Real Estate ETF	212,626	224,080		(1,360)	435,346	$13,643,744	$266,897	$(4,787)
iShares MSCI EAFE Small-Cap ETF	84,848	87,883		(556)	172,175	$7,221,019	$96,213	$2,544
Master Small Cap Index Series	$6,096,821	$6,411,108	[1]	—	$12,507,929	$12,507,929	$118,210	$448,609
Russell 1000 Index Master Portfolio	$82,627,626	$79,668,048	[1]	—	$162,295,674	$162,295,674	$1,419,658	$2,439,081

[1]	Represents net shares/beneficial interest purchased.

[2]	Represents net shares sold.

(b)	Security, or a portion of security, is on loan.

(c)	All or a portion of security was purchased with the cash collateral from loaned securities.

(d)	Represents the current yield as of report date.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the LifePath Index Master Portfolio has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the LifePath Index Master Portfolio’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the LifePath Index Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities.

See Notes to Financial Statements.

68	BLACKROCK FUNDS III	JUNE 30, 2013

Schedule of Investments (concluded)	LifePath Index 2030 Master Portfolio

For information about the LifePath Index Master Portfolio’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the LifePath Index Master Portfolio’s investments categorized in the disclosure hierarchy as of June 30, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$56,966,989	$367,025,689	—	$423,992,678

Certain of the LifePath Index Master Portfolio’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of June 30, 2013, collateral on securities loaned at value of $3,663,040 is categorized as Level 2 within the disclosure hierarchy.

There were no transfers between levels during the six months ended June 30, 2013.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2013	69

Schedule of Investments June 30, 2013 (Unaudited)	LifePath Index 2035 Master Portfolio (Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares/Beneficial Interest	Value
Equity Funds — 74.9%
ACWI ex-US Index Master Portfolio	$28,135,333	$28,135,333
iShares Cohen & Steers REIT ETF (b)	67,478	5,440,077
iShares Core MSCI Total International Stock ETF	36,546	1,821,818
iShares International Developed Real Estate ETF	185,430	5,811,376
iShares MSCI EAFE Small-Cap ETF	65,772	2,758,478
Master Small Cap Index Series	$3,872,932	3,872,932
Russell 1000 Index Master Portfolio	$62,330,323	62,330,323

		110,170,337
Fixed Income Funds — 24.9%
Bond Index Master Portfolio	$32,468,519	32,468,519
iShares TIPS Bond ETF	37,731	4,226,249

		36,694,768

Affiliated Investment Companies (a)	Shares/Beneficial Interest	Value
Short-Term Securities — 1.8%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.16% (c)(d)	2,343,785	$2,343,785
BlackRock Cash Funds: Prime, SL Agency Shares, 0.15% (c)(d)	359,840	359,840

		2,703,625
Total Affiliated Investment Companies (Cost — $141,820,847*) — 101.6%		149,568,730
Liabilities in Excess of Other Assets — (1.6)%		(2,424,444)

Net Assets — 100.0%		$147,144,286

Notes to Schedule of Investments

*	As of June 30, 2013, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$141,834,269

Gross unrealized appreciation	$10,823,615
Gross unrealized depreciation	(3,089,154)

Net unrealized appreciation	$7,734,461

(a)	Investments in issuers considered to be an affiliate of the LifePath Index Master Portfolio during the six months ended June 30, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2012	Shares/ Beneficial Interest Purchased		Shares/ Beneficial Interest Sold	Shares/ Beneficial Interest Held at June 30, 2013	Value at June 30, 2013	Income	Realized Gain (Loss)
ACWI ex-US Index Master Portfolio	$16,824,732	$11,310,601	[1]	—	$28,135,333	$28,135,333	$464,177	$(75,274)
BlackRock Cash Funds: Institutional, SL Agency Shares	1,154,498	1,189,287	[1]	—	2,343,785	$2,343,785	$2,689	—
BlackRock Cash Funds: Prime, SL Agency Shares	255,760	104,080	[1]	—	359,840	$359,840	$401	—
Bond Index Master Portfolio	$17,070,724	$15,397,795	[1]	—	$32,468,519	$32,468,519	$212,771	$(152,276)
iShares TIPS Bond ETF	17,877	20,064		(210)	37,731	$4,226,249	$21,932	$(698)
iShares Cohen & Steers REIT ETF	34,614	33,356		(492)	67,478	$5,440,077	$69,402	$(2,553)
iShares Core MSCI Total International Stock ETF	—	36,546		—	36,546	1,821,818	$22,641	—
iShares International Developed Real Estate ETF	101,338	85,381		(1,289)	185,430	$5,811,376	$110,455	$(3,520)
iShares MSCI EAFE Small-Cap ETF	36,174	29,966		(368)	65,772	$2,758,478	$36,743	$1,677
Master Small Cap Index Series	$2,152,436	$1,720,496	[1]	—	$3,872,932	$3,872,932	$54,223	$142,457
Russell 1000 Index Master Portfolio	$35,937,620	$26,392,703	[1]	—	$62,330,323	$62,330,323	$553,629	$969,278

[1]	Represents net shares/beneficial interest purchased.

(b)	Security, or a portion of security, is on loan.

(c)	All or a portion of security was purchased with the cash collateral from loaned securities.

(d)	Represents the current yield as of report date.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the LifePath Index Master Portfolio has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the LifePath Index Master Portfolio’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the LifePath Index Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the LifePath Index Master Portfolio’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

70	BLACKROCK FUNDS III	JUNE 30, 2013

Schedule of Investments (concluded)	LifePath Index 2035 Master Portfolio

The following table summarizes the LifePath Index Master Portfolio’s investments categorized in the disclosure hierarchy as of June 30, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$22,761,623	$126,807,107	—	$149,568,730

Certain of the LifePath Index Master Portfolio’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of June 30, 2013, collateral on securities loaned at value of $2,481,000 is categorized as Level 2 within the disclosure hierarchy.

There were no transfers between levels during the six months ended June 30, 2013.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2013	71

Schedule of Investments June 30, 2013 (Unaudited)	LifePath Index 2040 Master Portfolio (Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares/Beneficial Interest	Value
Equity Funds — 80.9%
ACWI ex-US Index Master Portfolio	$52,057,554	$52,057,554
iShares Cohen & Steers REIT ETF (b)	131,685	10,616,445
iShares Core MSCI Total International Stock ETF	37,625	1,875,606
iShares International Developed Real Estate ETF	361,508	11,329,661
iShares MSCI EAFE Small-Cap ETF	119,019	4,991,657
Master Small Cap Index Series	$5,706,504	5,706,504
Russell 1000 Index Master Portfolio	$112,645,515	112,645,515

		199,222,942
Fixed Income Funds — 18.9%
Bond Index Master Portfolio	$42,252,081	42,252,081
iShares TIPS Bond ETF	37,953	4,251,115

		46,503,196

Affiliated Investment Companies (a)	Shares/Beneficial Interest	Value
Short-Term Securities — 4.0%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.16% (c)(d)	8,462,644	$8,462,644
BlackRock Cash Funds: Prime, SL Agency Shares, 0.15% (c)(d)	1,423,323	1,423,323

		9,885,967
Total Affiliated Investment Companies (Cost — $243,475,831*) — 103.8%		255,612,105
Liabilities in Excess of Other Assets — (3.8)%		(9,381,008)

Net Assets — 100.0%		$246,231,097

Notes to Schedule of Investments

*	As of June 30, 2013, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$243,499,336

Gross unrealized appreciation	$15,630,986
Gross unrealized depreciation	(3,518,217)

Net unrealized appreciation	$12,112,769

(a)	Investments in issuers considered to be an affiliate of the LifePath Index Master Portfolio during the six months ended June 30, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2012	Shares/ Beneficial Interest Purchased		Shares/ Beneficial Interest Sold	Shares/ Beneficial Interest Held at June 30, 2013	Value at June 30, 2013	Income	Realized Gain (Loss)
ACWI ex-US Index Master Portfolio	$23,746,745	$28,310,809	[1]	—	$52,057,554	$52,057,554	$844,342	$(173,393)
BlackRock Cash Funds: Institutional, SL Agency Shares	1,549,972	6,912,672	[1]	—	8,462,644	$8,462,644	$7,080	—
BlackRock Cash Funds: Prime, SL Agency Shares	352,933	1,070,390	[1]	—	1,423,323	$1,423,323	$1,108	—
Bond Index Master Portfolio	$17,074,832	$25,177,249	[1]	—	$42,252,081	$42,252,081	$265,729	$(185,008)
iShares TIPS Bond ETF	13,522	24,572		(141)	37,953	$4,251,115	$22,685	$(720)
iShares Cohen & Steers REIT ETF	51,870	81,524		(1,709)	131,685	$10,616,445	$136,213	$(3,199)
iShares Core MSCI Total International Stock ETF	—	37,625		—	37,625	$1,875,606	$24,176	—
iShares International Developed Real Estate ETF	153,492	212,129		(4,113)	361,508	$11,329,661	$215,910	$(5,328)
iShares MSCI EAFE Small-Cap ETF	50,893	68,583		(457)	119,019	$4,991,657	$66,252	$2,091
Master Small Cap Index Series	$2,607,129	$3,099,375	[1]	—	$5,706,504	$5,706,504	$49,240	$213,817
Russell 1000 Index Master Portfolio	$51,135,950	$61,509,565	[1]	—	$112,645,515	$112,645,515	$969,823	$1,553,163

[1]	Represents net shares/beneficial interest purchased.

(b)	Security, or a portion of security, is on loan.

(c)	All or a portion of security was purchased with the cash collateral from loaned securities.

(d)	Represents the current yield as of report date.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the LifePath Index Master Portfolio has the ability to access

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the LifePath Index Master Portfolio’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the LifePath Index Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities.

See Notes to Financial Statements.

72	BLACKROCK FUNDS III	JUNE 30, 2013

Schedule of Investments (concluded)	LifePath Index 2040 Master Portfolio

For information about the LifePath Index Master Portfolio’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the LifePath Index Master Portfolio’s investments categorized in the disclosure hierarchy as of June 30, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$42,950,451	$212,661,654	—	$255,612,105

Certain of the LifePath Index Master Portfolio’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of June 30, 2013, collateral on securities loaned at value of $9,813,425 is categorized as Level 2 within the disclosure hierarchy.

There were no transfers between levels during the six months ended June 30, 2013.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2013	73

Schedule of Investments June 30, 2013 (Unaudited)	LifePath Index 2045 Master Portfolio (Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares/Beneficial Interest	Value
Equity Funds — 86.5%
ACWI ex-US Index Master Portfolio	$14,498,522	$14,498,522
iShares Cohen & Steers REIT ETF (b)	40,114	3,233,991
iShares Core MSCI Total International Stock ETF	20,761	1,034,936
iShares International Developed Real Estate ETF	110,135	3,451,631
iShares MSCI EAFE Small-Cap ETF	33,542	1,406,752
Master Small Cap Index Series	$1,349,748	1,349,748
Russell 1000 Index Master Portfolio	$32,622,713	32,622,713

		57,598,293
Fixed Income Funds — 13.3%
Bond Index Master Portfolio	$8,847,957	8,847,957

Affiliated Investment Companies (a)	Shares/Beneficial Interest	Value
Short-Term Securities — 2.4%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.16% (c)(d)	1,378,456	$1,378,456
BlackRock Cash Funds: Prime, SL Agency Shares, 0.15% (c)(d)	232,837	232,837

		1,611,293
Total Affiliated Investment Companies (Cost — $64,410,312*) — 102.2%		68,057,543
Liabilities in Excess of Other Assets — (2.2)%		(1,466,227)

Net Assets — 100.0%		$66,591,316

Notes to Schedule of Investments

*	As of June 30, 2013, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$64,421,440

Gross unrealized appreciation	$4,669,170
Gross unrealized depreciation	(1,033,067)

Net unrealized appreciation	$3,636,103

(a)	Investments in issuers considered to be an affiliate of the LifePath Index Master Portfolio during the six months ended June 30, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2012	Shares/ Beneficial Interest Purchased		Shares/ Beneficial Interest Sold	Shares/ Beneficial Interest Held at June 30, 2013	Value at June 30, 2013	Income	Realized Gain (Loss)
ACWI ex-US Index Master Portfolio	$7,793,079	$6,705,443	[1]	—	$14,498,522	$14,498,522	$237,949	$(46,497)
BlackRock Cash Funds: Institutional, SL Agency Shares	998,543	379,913	[1]	—	1,378,456	$1,378,456	$2,273	—
BlackRock Cash Funds: Prime, SL Agency Shares	255,760	—		(22,923)[2]	232,837	$232,837	$361	—
Bond Index Master Portfolio	$3,838,900	$5,009,057	[1]	—	$8,847,957	$8,847,957	$53,969	$(41,680)
iShares Cohen & Steers REIT ETF	18,719	21,910		(515)	40,114	$3,233,991	$40,591	$(3,662)
iShares Core MSCI Total International Stock ETF	—	20,761		—	20,761	1,034,936	13,518	—
iShares International Developed Real Estate ETF	53,482	57,989		(1,336)	110,135	$3,451,631	$64,907	$(4,242)
iShares MSCI EAFE Small- Cap ETF	16,457	17,421		(336)	33,542	$1,406,752	$19,013	$1,881
Master Small Cap Index Series	$715,705	$634,043	[1]	—	$1,349,748	$1,349,748	$19,351	$52,241
Russell 1000 Index Master Portfolio	$16,907,725	$15,714,988	[1]	—	$32,622,713	$32,622,713	$283,893	$447,007

[1]	Represents net shares/beneficial interest purchased.

[2]	Represents net shares sold.

(b)	Security, or a portion of security, is on loan.

(c)	All or a portion of security was purchased with the cash collateral from loaned securities.

(d)	Represents the current yield as of report date.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the LifePath Index Master Portfolio has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the LifePath Index Master Portfolio’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the LifePath Index Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the LifePath Index Master Portfolio’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

74	BLACKROCK FUNDS III	JUNE 30, 2013

Schedule of Investments (concluded)	LifePath Index 2045 Master Portfolio

The following table summarizes the LifePath Index Master Portfolio’s investments categorized in the disclosure hierarchy as of June 30, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$10,738,603	$57,318,940	—	$68,057,543

Certain of the LifePath Index Master Portfolio’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of June 30, 2013, collateral on securities loaned at value of $1,605,350 is categorized as Level 2 within the disclosure hierarchy.

There were no transfers between levels during the six months ended June 30, 2013.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2013	75

Schedule of Investments June 30, 2013 (Unaudited)	LifePath Index 2050 Master Portfolio (Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares/Beneficial Interest	Value
Equity Funds — 91.7%
ACWI ex-US Index Master Portfolio	$14,747,199	$14,747,199
iShares Cohen & Steers REIT ETF (b)	43,458	3,503,584
iShares Core MSCI Total International Stock ETF	26,571	1,324,564
iShares International Developed Real Estate ETF	119,322	3,739,552
iShares MSCI EAFE Small-Cap ETF	34,728	1,456,492
Master Small Cap Index Series	$1,151,443	1,151,443
Russell 1000 Index Master Portfolio	$33,884,499	33,884,499

		59,807,333
Fixed Income Funds — 8.1%
Bond Index Master Portfolio	$5,251,344	5,251,344

Affiliated Investment Companies (a)	Shares/Beneficial Interest	Value
Short-Term Securities — 1.6%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.16% (c)(d)	914,658	$914,658
BlackRock Cash Funds: Prime, SL Agency Shares, 0.15% (c)(d)	140,422	140,422

		1,055,080
Total Affiliated Investment Companies (Cost — $62,871,130*) — 101.4%		66,113,757
Liabilities in Excess of Other Assets — (1.4)%		(894,742)

Net Assets — 100.0%		$65,219,015

Notes to Schedule of Investments

*	As of June 30, 2013, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$62,880,025

Gross unrealized appreciation	$3,814,365
Gross unrealized depreciation	(580,633)

Net unrealized appreciation	$3,233,732

(a)	Investments in issuers considered to be an affiliate of the LifePath Index Master Portfolio during the six months ended June 30, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2012	Shares/ Beneficial Interest Purchased		Shares/ Beneficial Interest Sold	Shares/ Beneficial Interest Held at June 30, 2013	Value at June 30, 2013	Income	Realized Gain (Loss)
ACWI ex-US Index Master Portfolio	$6,419,258	$8,327,941	[1]	—	$14,747,199	$14,747,199	$234,233	$(159,035)
BlackRock Cash Funds: Institutional, SL Agency Shares	779,019	135,639	[1]	—	914,658	$914,658	$1,896	—
BlackRock Cash Funds: Prime, SL Agency Shares	199,493	—		(59,071)[2]	140,422	$140,422	$295	—
Bond Index Master Portfolio	$1,679,463	$3,571,881	[1]	—	$5,251,344	$5,251,344	$27,249	$(22,869)
iShares Cohen & Steers REIT ETF	15,578	28,334		(454)	43,458	$3,503,584	$42,862	$(3,515)
iShares Core MSCI Total International Stock ETF	—	26,571		—	26,571	$1,324,564	$18,610	—
iShares International Developed Real Estate ETF	46,871	73,651		(1,200)	119,322	$3,739,552	$68,379	$(5,127)
iShares MSCI EAFE Small-Cap ETF	13,638	21,462		(372)	34,728	$1,456,492	$19,685	$(213)
Master Small-Cap Index Series	$519,112	$632,331	[1]	—	$1,151,443	$1,151,443	$19,699	$45,186
Russell 1000 Index Master Portfolio	$14,070,835	$19,813,664	[1]	—	$33,884,499	$33,884,499	$271,004	$394,291

[1]	Represents net shares/beneficial interest purchased.

[2]	Represents net shares sold.

(b)	Security, or a portion of security, is on loan.

(c)	All or a portion of security was purchased with the cash collateral from loaned securities.

(d)	Represents the current yield as of report date.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the LifePath Index Master Portfolio has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the LifePath Index Master Portfolio’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the LifePath Index Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the LifePath Index Master Portfolio’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

76	BLACKROCK FUNDS III	JUNE 30, 2013

Schedule of Investments (concluded)	LifePath Index 2050 Master Portfolio

The following table summarizes the LifePath Index Master Portfolio’s investments categorized in the disclosure hierarchy as of June 30, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$11,079,272	$55,034,485	—	$66,113,757
Certain of the LifePath Index Master Portfolio’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of June 30, 2013, collateral on securities loaned at value of $968,175 is categorized as Level 2 within the disclosure hierarchy.

There were no transfers between levels during the six months ended June 30, 2013.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2013	77

Schedule of Investments June 30, 2013 (Unaudited)	LifePath Index 2055 Master Portfolio (Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares/Beneficial Interest	Value
Equity Funds — 96.9%
ACWI ex-US Index Master Portfolio	$3,044,735	$3,044,735
iShares Cohen & Steers REIT ETF (b)	9,349	753,716
iShares Core MSCI Total International Stock ETF	3,590	178,962
iShares International Developed Real Estate ETF	25,669	804,466
iShares MSCI EAFE Small-Cap ETF (b)	6,925	290,435
Master Small Cap Index Series	$213,848	213,848
Russell 1000 Index Master Portfolio	$6,721,840	6,721,840

		12,008,002
Fixed Income Funds — 2.9%
Bond Index Master Portfolio	$355,680	355,680

Affiliated Investment Companies (a)	Shares/Beneficial Interest	Value
Short-Term Securities — 1.4%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.16% (c)(d)	148,043	$148,043
BlackRock Cash Funds: Prime, SL Agency Shares, 0.15% (c)(d)	23,464	23,464

		171,507
Total Affiliated Investment Companies (Cost — $11,068,064*) — 101.2%		12,535,189
Liabilities in Excess of Other Assets — (1.2)%		(143,250)

Net Assets — 100.0%		$12,391,939

Notes to Schedule of Investments

*	As of June 30, 2013, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$11,071,864

Gross unrealized appreciation	$1,488,787
Gross unrealized depreciation	(25,462)

Net unrealized appreciation	$1,463,325

(a)	Investments in issuers considered to be an affiliate of the LifePath Index Master Portfolio during the six months ended June 30, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2012	Shares/ Beneficial Interest Purchased		Shares/ Beneficial Interest Sold	Shares/ Beneficial Interest Held at June 30, 2013	Value at June 30, 2013	Income	Realized Gain (Loss)
ACWI ex-US Index Master Portfolio	$1,274,171	$1,770,564	[1]	—	$3,044,735	$3,044,735	$49,665	$(59,802)
BlackRock Cash Funds: Institutional, SL Agency Shares	65,649	82,394	[1]	—	148,043	$148,043	$546	—
BlackRock Cash Funds: Prime, SL Agency Shares	15,346	8,118	[1]	—	23,464	$23,464	$87	—
Bond Index Master Portfolio	$62,439	$293,241	[1]	—	$355,680	$355,680	$1,392	$(923)
iShares Cohen & Steers REIT ETF	3,345	6,808		(804)	9,349	$753,716	$9,332	$(1,248)
iShares Core MSCI Total International Stock ETF	—	3,590		—	3,590	$178,962	$2,251	—
iShares International Developed Real Estate ETF	9,792	16,630		(753)	25,669	$804,466	$14,836	$(2,230)
iShares MSCI EAFE Small-Cap ETF	2,800	4,294		(169)	6,925	$290,435	$3,925	$(237)
Master Small Cap Index Series	$98,795	$115,053	[1]	—	$213,848	$213,848	$2,252	$8,655
Russell 1000 Index Master Portfolio	$2,784,118	$3,937,722	[1]	—	$6,721,840	$6,721,840	$58,090	$79,390

[1]	Represents net shares/beneficial interest purchased.

(b)	Security, or a portion of security, is on loan.

(c)	All or a portion of security was purchased with the cash collateral from loaned securities.

(d)	Represents the current yield as of report date.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the LifePath Index Master Portfolio has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the LifePath Index Master Portfolio’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the LifePath Index Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the LifePath Index Master Portfolio’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

78	BLACKROCK FUNDS III	JUNE 30, 2013

Schedule of Investments (concluded)	LifePath Index 2055 Master Portfolio

The following table summarizes the LifePath Index Master Portfolio’s investments categorized in the disclosure hierarchy as of June 30, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$2,199,086	$10,336,103	—	$12,535,189

Certain of the LifePath Index Master Portfolio’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of June 30, 2013, collateral on securities loaned at value of $161,775 is categorized as Level 2 within the disclosure hierarchy.

There were no transfers between levels during the six months ended June 30, 2013.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2013	79

Statements of Assets and Liabilities	Master Investment Portfolio

June 30, 2013 (Unaudited)	LifePath Index Retirement Master Portfolio	LifePath Index 2020 Master Portfolio	LifePath Index 2025 Master Portfolio	LifePath Index 2030 Master Portfolio	LifePath Index 2035 Master Portfolio

Assets
Investments at value — affiliated[1,2]	$284,612,693	$521,872,553	$202,888,336	$423,992,678	$149,568,730
Contributions receivable from investors	—	318,494	9,203	—	—
Investments sold receivable	593,710	1,847,568	1,305,950	3,386,347	1,490,162
Dividends receivable	75,837	297,682	172,508	415,538	181,641
Securities lending income receivable	595	2,477	1,124	4,015	912
Prepaid expenses	471	642	263	462	177

Total assets	285,283,306	524,339,416	204,377,384	427,799,040	151,241,622

Liabilities
Collateral on securities loaned at value	409,550	4,159,140	968,175	3,663,040	2,481,000
Investments purchased payable	—	2,356,704	1,309,213	3,453,636	1,541,554
Trustees’ fees payable	634	308	333	309	314
Investment advisory fees payable	7,967	16,674	4,712	12,900	2,516
Custodian fees payable	897	796	804	952	944
Printing fees payable	1,018	1,017	1,020	1,018	1,022
Professional fees payable	18,930	18,725	19,068	18,862	19,132
Withdrawals payable to investors	212,162	—	—	105,914	50,027
Other accrued expenses payable	577	329	747	483	827

Total liabilities	651,735	6,553,693	2,304,072	7,257,114	4,097,336

Net Assets	$284,631,571	$517,785,723	$202,073,312	$420,541,926	$147,144,286

Net Assets Consist of
Investors’ capital	$277,574,146	$501,127,997	$193,761,449	$402,297,767	$139,396,403
Net unrealized appreciation/depreciation	7,057,425	16,657,726	8,311,863	18,244,159	7,747,883

Net Assets	$284,631,571	$517,785,723	$202,073,312	$420,541,926	$147,144,286

[1] Investments at cost — affiliated	$277,555,268	$505,214,827	$194,576,473	$405,748,519	$141,820,847
[2] Securities loaned at value	$399,364	$4,071,784	$943,254	$3,588,600	$2,418,600

See Notes to Financial Statements.

80	BLACKROCK FUNDS III	JUNE 30, 2013

Statements of Assets and Liabilities	Master Investment Portfolio

June 30, 2013 (Unaudited)	LifePath Index 2040 Master Portfolio	LifePath Index 2045 Master Portfolio	LifePath Index 2050 Master Portfolio	LifePath Index 2055 Master Portfolio

Assets
Investments at value — affiliated[1,2]	$255,612,105	$68,057,543	$66,113,757	$12,535,189
Contributions receivable from investors	154,576	66,075	35,160	16,372
Investments sold receivable	2,983,862	917,598	975,136	234,416
Dividends receivable	326,530	104,549	115,189	22,638
Securities lending income receivable	1,678	417	589	125
Receivable from Manager	—	555	599	2,720
Prepaid expenses	234	66	52	52

Total assets	259,078,985	69,146,803	67,240,482	12,811,512

Liabilities
Collateral on securities loaned at value	9,813,425	1,605,350	968,175	161,775
Investments purchased payable	3,006,666	928,139	1,031,467	236,084
Trustees’ fees payable	290	272	237	365
Investment advisory fees payable	6,136	—	—	—
Custodian fees payable	615	529	417	137
Printing fees payable	1,021	1,022	1,022	1,022
Professional fees payable	19,030	19,180	19,145	19,135
Other accrued expenses payable	705	995	1,004	1,055

Total liabilities	12,847,888	2,555,487	2,021,467	419,573

Net Assets	$246,231,097	$66,591,316	$65,219,015	$12,391,939

Net Assets Consist of
Investors’ capital	$234,094,823	$62,944,085	$61,976,388	$10,924,814
Net unrealized appreciation/depreciation	12,136,274	3,647,231	3,242,627	1,467,125

Net Assets	$246,231,097	$66,591,316	$65,219,015	$12,391,939

[1] Investments at cost — affiliated	$243,475,831	$64,410,312	$62,871,130	$11,068,064
[2] Securities loaned at value	$9,569,594	$1,564,028	$943,254	$157,742

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2013	81

Statements of Operations	Master Investment Portfolio

Year Ended June 30, 2013 (Unaudited)	LifePath Index Retirement Master Portfolio	LifePath Index 2020 Master Portfolio	LifePath Index 2025 Master Portfolio	LifePath Index 2030 Master Portfolio	LifePath Index 2035 Master Portfolio

Investment Income
Dividends — affiliated	$223,176	$576,212	$276,683	$653,420	$261,173
Securities lending — affiliated — net	2,530	10,289	4,129	10,923	2,764
Income — affiliated	522	1,057	395	911	326
Net investment income allocated from the applicable Master Portfolios:
Dividends	1,213,387	2,717,313	1,222,782	2,745,365	1,058,429
Interest	1,130,657	1,470,473	466,342	794,320	226,371
Expenses	(124,603)	(222,005)	(88,961)	(185,721)	(67,436)
Fees waived	5,681	7,517	2,375	4,047	1,140

Total income	2,451,350	4,560,856	1,883,745	4,023,265	1,482,767

Expenses
Investment advisory	63,527	109,025	41,516	87,265	30,785
Professional	13,434	13,324	13,283	13,302	13,279
Printing	30	31	29	30	29
Independent Trustees	4,217	5,826	3,056	4,990	2,603
Custodian	2,589	3,080	3,132	2,745	3,148
Miscellaneous	755	1,036	415	740	275

Total expenses	84,552	132,322	61,431	109,072	50,119
Less fees waived by Manager	(21,026)	(23,301)	(19,931)	(21,802)	(19,369)

Total expenses after fees waived	63,526	109,021	41,500	87,270	30,750

Net investment income	2,387,824	4,451,835	1,842,245	3,935,995	1,452,017

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — affiliated	11,926	(19,521)	(9,522)	(8,940)	(5,094)
Allocations from the applicable Master Portfolios from investments, financial futures contracts and foreign currency transactions	1,069,575	2,116,877	1,007,232	2,171,756	884,185

	1,081,501	2,097,356	997,710	2,162,816	879,091

Net change in unrealized appreciation/depreciation on:
Investments — affiliated	(2,065,542)	(3,093,731)	(1,132,652)	(2,142,930)	(700,451)
Allocated from the applicable Master Portfolios from investments, financial futures contracts and foreign currency translations	726,197	4,953,971	2,721,136	7,373,028	3,189,299

	(1,339,345)	1,860,240	1,588,484	5,230,098	2,488,848

Total realized and unrealized gain (loss)	(257,844)	3,957,596	2,586,194	7,392,914	3,367,939

Net Increase in Net Assets Resulting from Operations	$2,129,980	$8,409,431	$4,428,439	$11,328,909	$4,819,956

See Notes to Financial Statements.

82	BLACKROCK FUNDS III	JUNE 30, 2013

Statements of Operations	Master Investment Portfolio

Year Ended June 30, 2013 (Unaudited)	LifePath Index 2040 Master Portfolio	LifePath Index 2045 Master Portfolio	LifePath Index 2050 Master Portfolio	LifePath Index 2055 Master Portfolio

Investment Income
Dividends — affiliated	$465,237	$138,029	$149,536	$30,344
Securities lending — affiliated — net	7,639	2,487	2,033	598
Income — affiliated	549	147	158	35
Net investment income allocated from the applicable Master Portfolios:
Dividends	1,843,124	534,963	519,059	108,867
Interest	286,009	60,199	33,126	2,532
Expenses	(110,763)	(31,040)	(28,332)	(5,740)
Fees waived	1,447	298	163	10

Total income	2,493,242	705,083	675,743	136,646

Expenses
Investment advisory	50,299	13,658	12,312	2,503
Professional	13,306	13,290	13,298	13,311
Printing	29	28	28	28
Independent Trustees	3,440	1,863	1,778	1,484
Custodian	2,880	3,030	3,045	2,859
Miscellaneous	363	164	141	138

Total expenses	70,317	32,033	30,602	20,323
Less fees waived by Manager	(20,045)	(18,444)	(18,369)	(17,950)

Total expenses after fees waived	50,272	13,589	12,233	2,373

Net investment income	2,442,970	691,494	663,510	134,273

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — affiliated	(7,156)	(6,023)	(8,855)	(3,715)
Allocations from the applicable Master Portfolios from investments, financial futures contracts and foreign currency transactions	1,408,579	411,071	257,573	27,320

	1,401,423	405,048	248,718	23,605

Net change in unrealized appreciation/depreciation on:
Investments — affiliated	(1,051,939)	(235,674)	(264,382)	(50,337)
Allocated from the applicable Master Portfolios from investments, financial futures contracts and foreign currency translations	5,809,429	1,744,451	1,763,103	409,045

	4,757,490	1,508,777	1,498,721	358,708

Total realized and unrealized gain	6,158,913	1,913,825	1,747,439	382,313

Net Increase in Net Assets Resulting from Operations	$8,601,883	$2,605,319	$2,410,949	$516,586

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2013	83

Statements of Changes in Net Assets	Master Investment Portfolio

	LifePath Index Retirement Master Portfolio		LifePath Index 2020 Master Portfolio
Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012

Operations
Net investment income	$2,387,824	$2,418,764	$4,451,835	$3,587,073
Net realized gain	1,081,501	92,106	2,097,356	233,814
Net change in unrealized appreciation/depreciation	(1,339,345)	8,418,132	1,860,240	14,867,554

Net increase in net assets resulting from operations	2,129,980	10,929,002	8,409,431	18,688,441

Capital Transactions
Proceeds from contributions	102,658,076	208,844,687	233,777,671	275,399,935
Value of withdrawals	(22,128,142)	(19,770,291)	(11,374,545)	(9,022,795)

Net increase in net assets derived from capital transactions	80,529,934	189,074,396	222,403,126	266,377,140

Net Assets
Total increase in net assets	82,659,914	200,003,398	230,812,557	285,065,581
Beginning of period	201,971,657	1,968,259	286,973,166	1,907,585

End of period	$284,631,571	$201,971,657	$517,785,723	$286,973,166

	LifePath Index 2025 Master Portfolio		LifePath Index 2030 Master Portfolio
Increase in Net Assets:	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012

Operations
Net investment income	$1,842,245	$1,391,660	$3,935,995	$2,802,945
Net realized gain	997,710	207,762	2,162,816	229,969
Net change in unrealized appreciation/depreciation	1,588,484	6,816,739	5,230,098	13,126,383

Net increase in net assets resulting from operations	4,428,439	8,416,161	11,328,909	16,159,297

Capital Transactions
Proceeds from contributions	80,937,891	115,843,506	211,627,778	194,909,784
Value of withdrawals	(5,741,176)	(3,693,827)	(8,421,746)	(6,921,266)

Net increase in net assets derived from capital transactions	75,196,715	112,149,679	203,206,032	187,988,518

Net Assets
Total increase in net assets	79,625,154	120,565,840	214,534,941	204,147,815
Beginning of period	122,448,158	1,882,318	206,006,985	1,859,170

End of period	$202,073,312	$122,448,158	$420,541,926	$206,006,985

See Notes to Financial Statements.

84	BLACKROCK FUNDS III	JUNE 30, 2013

Statements of Changes in Net Assets	Master Investment Portfolio

	LifePath Index 2035 Master Portfolio		LifePath Index 2040 Master Portfolio
Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012

Operations
Net investment income	$1,452,017	$991,416	$2,442,970	$1,530,703
Net realized gain	879,091	173,427	1,401,423	41,882
Net change in unrealized appreciation/depreciation	2,488,848	5,389,111	4,757,490	7,523,410

Net increase in net assets resulting from operations	4,819,956	6,553,954	8,601,883	9,095,995

Capital Transactions
Proceeds from contributions	63,770,435	77,260,091	135,825,783	99,615,956
Value of withdrawals	(3,208,657)	(3,889,454)	(5,867,443)	(2,859,861)

Net increase in net assets derived from capital transactions	60,561,778	73,370,637	129,958,340	96,756,095

Net Assets
Total increase in net assets	65,381,734	79,924,591	138,560,223	105,852,090
Beginning of period	81,762,552	1,837,961	107,670,874	1,818,784

End of period	$147,144,286	$81,762,552	$246,231,097	$107,670,874

	LifePath Index 2045 Master Portfolio		LifePath Index 2050 Master Portfolio
Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012

Operations
Net investment income	$691,494	$407,398	$663,510	$350,211
Net realized gain (loss)	405,048	9,826	248,718	(19,132)
Net change in unrealized appreciation/depreciation	1,508,777	2,296,403	1,498,721	1,918,069

Net increase in net assets resulting from operations	2,605,319	2,713,627	2,410,949	2,249,148

Capital Transactions
Proceeds from contributions	32,203,321	29,648,308	37,608,458	22,862,252
Value of withdrawals	(1,394,151)	(984,231)	(837,433)	(858,634)

Net increase in net assets derived from capital transactions	30,809,170	28,664,077	36,771,025	22,003,618

Net Assets
Total increase in net assets	33,414,489	31,377,704	39,181,974	24,252,766
Beginning of period	33,176,827	1,799,123	26,037,041	1,784,275

End of period	$66,591,316	$33,176,827	$65,219,015	$26,037,041

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2013	85

Statements of Changes in Net Assets	Master Investment Portfolio

	LifePath Index 2055 Master Portfolio
Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012

Operations
Net investment income	$134,273	$79,089
Net realized gain (loss)	23,605	(923,918)
Net change in unrealized appreciation/depreciation	358,708	1,287,660

Net increase in net assets resulting from operations	516,586	442,831

Capital Transactions
Proceeds from contributions	7,491,608	3,370,271
Value of withdrawals	(524,233)	(674,310)

Net increase in net assets derived from capital transactions	6,967,375	2,695,961

Net Assets
Total increase in net assets	7,483,961	3,138,792
Beginning of period	4,907,978	1,769,186

End of period	$12,391,939	$4,907,978

See Notes to Financial Statements.

86	BLACKROCK FUNDS III	JUNE 30, 2013

Financial Highlights	Master Investment Portfolio

	LifePath Index Retirement Master Portfolio
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31, 2012	Period May 31, 2011[1] to December 31, 2011

Total Investment Return
Total investment return	1.35%	[2]	9.17%	(0.59)%[2]

Ratios to Average Net Assets
Total expenses[3,4,5]	0.16%	[6]	0.18%	3.44%	[6,7]

Total expenses after fees waived[3,4,5]	0.14%	[6]	0.15%	0.15%	[6]

Net investment income[4,5,8]	1.88%	[6]	2.02%	2.87%	[6]

Supplemental Data
Net assets, end of period (000)	$284,632		$201,972	$1,968

Portfolio turnover	1%		1%	1%

[1]	Commencement of operations.

[2]	Aggregate total investment return.

[3]

Includes the LifePath Index Master Portfolio’s pro rata portion of expenses from ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master Small Cap Index Series and Russell 1000 Index Master Portfolio (collectively, the “Master Portfolios”), as applicable. These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional, BlackRock Cash Funds: Prime and iShares exchange-traded funds.

[4]

Includes the LifePath Index Master Portfolio’s share of the Master Portfolios’ allocated fees waived of 0.00%, 0.02% and 0.08% for the six months ended June 30, 2013, the year ended December 31, 2012 and the period ended December 31, 2011, respectively.

[5]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.02%, 0.02% and 0.04% for the six months ended June 30, 2013, the year ended December 31, 2012 and the period ended December 31, 2011, respectively, although the ratio does include the LifePath Index Master Portfolio’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[6]	Annualized.

[7]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 3.45%.

[8]	Includes the LifePath Index Master Portfolio’s share of the allocated net investment income from the Master Portfolios.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2013	87

Financial Highlights	Master Investment Portfolio

	LifePath Index 2020 Master Portfolio
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31, 2012	Period May 31, 2011[1] to December 31, 2011

Total Investment Return
Total investment return	3.01%	[2]	11.36%	(3.71)%[2]

Ratios to Average Net Assets
Total expenses[3,4,5]	0.16%	[6]	0.19%	3.55%	[6,7]

Total expenses after fees waived[3,4,5]	0.15%	[6]	0.16%	0.18%	[6]

Net investment income[4,5,8]	2.04%	[6]	2.19%	2.70%	[6]

Supplemental Data
Net assets, end of period (000)	$517,786		$286,973	$1,908

Portfolio turnover	0%	[9]	1%	1%

[1]	Commencement of operations.

[2]	Aggregate total investment return.

[3]

Includes the LifePath Index Master Portfolio’s pro rata portion of expenses from ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master Small Cap Index Series and Russell 1000 Index Master Portfolio (collectively, the “Master Portfolios”), as applicable. These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional, BlackRock Cash Funds: Prime and iShares exchange-traded funds.

[4]

Includes the LifePath Index Master Portfolio’s share of the Master Portfolios’ allocated fees waived of 0.01%, 0.02% and 0.10% for the six months ended June 30, 2013, the year ended December 31, 2012 and the period ended December 31, 2011, respectively.

[5]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.03%, 0.03% and 0.05% for the six months ended June 30, 2013, the year ended December 31, 2012 and the period ended December 31, 2011, respectively, although the ratio does include the LifePath Index Master Portfolio’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[6]	Annualized.

[7]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 3.56%.

[8]	Includes the LifePath Index Master Portfolio’s share of the allocated net investment income from the Master Portfolios.

[9]	Rounds to less than 1%.

See Notes to Financial Statements.

88	BLACKROCK FUNDS III	JUNE 30, 2013

Financial Highlights	Master Investment Portfolio

	LifePath Index 2025 Master Portfolio
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31, 2012		Period May 31, 2011[1] to December 31, 2011

Total Investment Return
Total investment return	3.90%	[2]	12.34%		(5.10)%[2]

Ratios to Average Net Assets
Total expenses[3,4,5]	0.18%	[6]	0.23%		3.59%	[6,7]

Total expenses after fees waived[3,4,5]	0.15%	[6]	0.16%		0.18%	[6]

Net investment income[4,5,8]	2.22%	[6]	2.27%		2.58%	[6]

Supplemental Data
Net assets, end of period (000)	$202,073		$122,448		$1,882

Portfolio turnover	0%	[9]	0%	[9]	0%	[9]

[1]	Commencement of operations.

[2]	Aggregate total investment return.

[3]

Includes the LifePath Index Master Portfolio’s pro rata portion of expenses from ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master Small Cap Index Series and Russell 1000 Index Master Portfolio (collectively, the “Master Portfolios”), as applicable. These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional, BlackRock Cash Funds: Prime and iShares exchange-traded funds.

[4]

Includes the LifePath Index Master Portfolio’s share of the Master Portfolios’ allocated fees waived of 0.00%, 0.02% and 0.11% for the six months ended June 30, 2013, the year ended December 31, 2012 and the period ended December 31, 2011, respectively.

[5]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.04%, 0.03% and 0.06% for the six months ended June 30, 2013, the year ended December 31, 2012 and the period ended December 31, 2011, respectively, although the ratio does include the LifePath Index Master Portfolio’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[6]	Annualized.

[7]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 3.60%.

[8]	Includes the LifePath Index Master Portfolio’s share of the allocated net investment income from the Master Portfolios.

[9]	Rounds to less than 1%.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2013	89

Financial Highlights	Master Investment Portfolio

	LifePath Index 2030 Master Portfolio
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31, 2012	Period May 31, 2011[1] to December 31, 2011

Total Investment Return
Total investment return	4.67%	[2]	13.28%	(6.28)%[2]

Ratios to Average Net Assets
Total expenses[3,4,5]	0.17%	[6]	0.21%	3.63%	[6,7]

Total expenses after fees waived[3,4,5]	0.15%	[6]	0.17%	0.19%	[6]

Net investment income[4,5,8]	2.26%	[6]	2.36%	2.50%	[6]

Supplemental Data
Net assets, end of period (000)	$420,542		$206,007	$1,859

Portfolio turnover	0%	[9]	2%	0%	[9]

[1]	Commencement of operations.

[2]	Aggregate total investment return.

[3]

Includes the LifePath Index Master Portfolio’s pro rata portion of expenses from ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master Small Cap Index Series and Russell 1000 Index Master Portfolio (collectively, the “Master Portfolios”), as applicable. These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional, BlackRock Cash Funds: Prime and iShares exchange-traded funds.

[4]

Includes the LifePath Index Master Portfolio’s share of the Master Portfolios’ allocated fees waived of 0.01%, 0.02% and 0.12% for the six months ended June 30, 2013, the year ended December 31, 2012 and the period ended December 31, 2011, respectively.

[5]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.04%, 0.04% and 0.06% for the six months ended June 30, 2013, the year ended December 31, 2012 and the period ended December 31, 2011, respectively, although the ratio does include the LifePath Index Master Portfolio’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[6]	Annualized.

[7]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 3.64%.

[8]	Includes the LifePath Index Master Portfolio’s share of the allocated net investment income from the Master Portfolios.

[9]	Rounds to less than 1%.

See Notes to Financial Statements.

90	BLACKROCK FUNDS III	JUNE 30, 2013

Financial Highlights	Master Investment Portfolio

	LifePath Index 2035 Master Portfolio
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31, 2012	Period May 31, 2011[1] to December 31, 2011

Total Investment Return
Total investment return	5.38%	[2]	14.07%	(7.35)%[2]

Ratios to Average Net Assets
Total expenses[3,4,5]	0.19%	[6]	0.26%	3.67%	[6,7]

Total expenses after fees waived[3,4,5]	0.16%	[6]	0.17%	0.19%	[6]

Net investment income[4,5,8]	2.36%	[6]	2.44%	2.43%	[6]

Supplemental Data
Net assets, end of period (000)	$147,144		$81,763	$1,838

Portfolio turnover	0%	[9]	1%	0%	[9]

[1]	Commencement of operations.

[2]	Aggregate total investment return.

[3]

Includes the LifePath Index Master Portfolio’s pro rata portion of expenses from ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master Small Cap Index Series and Russell 1000 Index Master Portfolio (collectively, the “Master Portfolios”), as applicable. These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional, BlackRock Cash Funds: Prime and iShares exchange-traded funds.

[4]

Includes the LifePath Index Master Portfolio’s share of the Master Portfolios’ allocated fees waived of 0.01%, 0.02%, and 0.13%, for the six months ended June 30, 2013, the year ended December 31, 2012 and the period ended December 31, 2011, respectively.

[5]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.04%, 0.04% and 0.06% for the six months ended June 30, 2013, the year ended December 31, 2012 and the period ended December 31, 2011, respectively, although the ratio does include the LifePath Index Master Portfolio’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[6]	Annualized

[7]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 3.68%.

[8]	Includes the LifePath Index Master Portfolio’s share of the allocated net investment income from the Master Portfolios.

[9]	Rounds to less than 1%.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2013	91

Financial Highlights	Master Investment Portfolio

	LifePath Index 2040 Master Portfolio
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31, 2012	Period May 31, 2011[1] to December 31, 2011

Total Investment Return
Total investment return	6.02%	[2]	15.03%	(8.42)%[2]

Ratios to Average Net Assets
Total expenses[3,4,5]	0.18%	[6]	0.24%	3.70%	[6,7]

Total expenses after fees waived3.4.5	0.16%	[6]	0.18%	0.20%	[6]

Net investment income[4,5,8]	2.43%	[6]	2.50%	2.36%	[6]

Supplemental Data
Net assets, end of period (000)	$246,231		$107,671	$1,819

Portfolio turnover	0%	[9]	3%	0%	[9]

[1]	Commencement of operations.

[2]	Aggregate total investment return.

[3]

Includes the LifePath Index Master Portfolio’s pro rata portion of expenses from ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master Small Cap Index Series and Russell 1000 Index Master Portfolio (collectively, the “Master Portfolios”), as applicable. These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional, BlackRock Cash Funds: Prime and iShares exchange-traded funds.

[4]

Includes the LifePath Index Master Portfolio’s share of the Master Portfolios’ allocated fees waived of 0.00%, 0.02%, and 0.14%, for the six months ended June 30, 2013, the year ended December 31, 2012 and the period ended December 31, 2011, respectively.

[5]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.05%, 0.04% and 0.07% for the six months ended June 30, 2013, the year ended December 31, 2012 and the period ended December 31, 2011, respectively, although the ratio does include the LifePath Index Master Portfolio’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[6]	Annualized.

[7]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 3.71%.

[8]	Includes the LifePath Index Master Portfolio’s share of the allocated net investment income from the Master Portfolios.

[9]	Rounds to less than 1%.

See Notes to Financial Statements.

92	BLACKROCK FUNDS III	JUNE 30, 2013

Financial Highlights	Master Investment Portfolio

	LifePath Index 2045 Master Portfolio
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31, 2012	Period May 31, 2011[1] to December 31, 2011

Total Investment Return
Total investment return	6.72%	[2]	15.61%	(9.49)%[2]

Ratios to Average Net Assets
Total expenses[3,4,5]	0.23%	[6]	0.41%	3.74%	[6,7]

Total expenses after fees waived[3,4,5]	0.16%	[6]	0.17%	0.21%	[6]

Net investment income[4,5,8]	2.53%	[6]	2.62%	2.29%	[6]

Supplemental Data
Net assets, end of period (000)	$66,591		$33,177	$1,799

Portfolio turnover	0%	[9]	2%	0%	[9]

[1]	Commencement of operations.

[2]	Aggregate total investment return.

[3]

Includes the LifePath Index Master Portfolio’s pro rata portion of expenses from ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master Small Cap Index Series and Russell 1000 Index Master Portfolio (collectively, the “Master Portfolios”), as applicable. These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional, BlackRock Cash Funds: Prime and iShares exchange-traded funds.

[4]

Includes the LifePath Index Master Portfolio’s share of the Master Portfolios’ allocated fees waived of 0.00%, 0.02%, and 0.15%, for the six months ending June 30, 2013, the year ending December 31, 2012 and the period ending December 31, 2011, respectively.

[5]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.05%, 0.04% and 0.07% for the six months ended June 30, 2013, the year ended December 31, 2012 and the period ending December 31, 2011, respectively, although the ratio does include the LifePath Index Master Portfolio’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[6]	Annualized.

[7]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 3.75%.

[8]	Includes the LifePath Index Master Portfolio’s share of the allocated net investment income from the Master Portfolios.

[9]	Rounds to less than 1%.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2013	93

Financial Highlights	Master Investment Portfolio

	LifePath Index 2050 Master Portfolio
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31, 2012	Period May 31, 2011[1] to December 31, 2011

Total Investment Return
Total investment return	7.17%	[2]	16.37%	(10.34)%[2]

Ratios to Average Net Assets
Total expenses[3,4,5]	0.24%	[6]	0.46%	3.76%	[6,7]

Total expenses after fees waived[3,4,5]	0.16%	[6]	0.18%	0.21%	[6]

Net investment income[4,5,8]	2.69%	[6]	2.67%	2.25%	[6]

Supplemental Data
Net assets, end of period (000)	$65,219		$26,037	$1,784

Portfolio turnover	0%	[9]	3%	0%	[9]

[1]	Commencement of operations.

[2]	Aggregate total investment return.

[3]

Includes the LifePath Index Master Portfolio’s pro rata portion of expenses from ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master Small Cap Index Series and Russell 1000 Index Master Portfolio (collectively, the “Master Portfolios”), as applicable. These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional, BlackRock Cash Funds: Prime and iShares exchange-traded funds.

[4]

Includes the LifePath Index Master Portfolio’s share of the Master Portfolios’ allocated fees waived of 0.11%, 0.02% and 0.15% for the six months ended June 30, 2013, the year ended December 31, 2012 and the period ended December 31, 2011, respectively.

[5]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.05%, 0.05% and 0.07% for the six months ended June 30, 2013, the year ended December 31, 2012 and the period ended December 31, 2011, respectively, although the ratio does include the LifePath Index Master Portfolio’s share of Master Portfolios’ allocated expenses and/or net investment income.

[6]	Annualized.

[7]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 3.77%.

[8]	Includes the LifePath Index Master Portfolio’s share of the allocated net investment income from the Master Portfolios.

[9]	Rounds to less than 1%.

See Notes to Financial Statements.

94	BLACKROCK FUNDS III	JUNE 30, 2013

Financial Highlights	Master Investment Portfolio

	LifePath Index 2055 Master Portfolio
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31, 2012	Period May 31, 2011[1] to December 31, 2011

Total Investment Return
Total investment return	7.78%	[2]	16.83%	(10.96)%[2]

Ratios to Average Net Assets
Total expenses[3,4,5]	0.52%	[6]	1.39%	3.79%	[6,7]

Total expenses after fees waived[3,4,5]	0.16%	[6]	0.15%	0.21%	[6]

Net investment income[4,5,8]	2.68%	[6]	2.76%	2.24%	[6]

Supplemental Data
Net assets, end of period (000)	$12,392		$4,908	$1,769

Portfolio turnover	1%		8%	0%	[9]

[1]	Commencement of operations.

[2]	Aggregate total investment return.

[3]

Includes the LifePath Index Master Portfolio’s pro rata portion of expenses from ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master Small Cap Index Series and Russell 1000 Index Master Portfolio (collectively, the “Master Portfolios”), as applicable. These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional, BlackRock Cash Funds: Prime and iShares exchange-traded funds.

[4]

Includes the LifePath Index Master Portfolio’s share of the Master Portfolios’ allocated fees waived of 0.00%, 0.02% and 0.15% for the six months ended June 30, 2013, the year ended December 31, 2012 and the period ended December 31, 2011, respectively.

[5]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.06%, 0.05% and 0.08% for the six months ended June 30, 2013, the year ended December 31, 2012 and the period ended December 31, 2011, respectively, although the ratio does include the Master Portfolios’ allocated expenses and/or net investment income.

[6]	Annualized.

[7]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 3.79%.

[8]	Includes the LifePath Index Master Portfolio’s share of the allocated net investment income from the Master Portfolios.

[9]	Rounds to less than 1%.

See Notes to Financial Statements.

BLACKROCK FUNDS III	JUNE 30, 2013	95

Notes to Financial Statements (Unaudited)	Master Investment Portfolio

1. Organization:

Master Investment Portfolio (“MIP”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. MIP is organized as a Delaware statutory trust. LifePath® Index Retirement Master Portfolio, LifePath® Index 2020 Master Portfolio, LifePath® Index 2025 Master Portfolio, LifePath® Index 2030 Master Portfolio, LifePath® Index 2035 Master Portfolio, LifePath® Index 2040 Master Portfolio, LifePath® Index 2045 Master Portfolio, LifePath® Index 2050 Master Portfolio and LifePath® Index 2055 Master Portfolio (each, a “LifePath Index Master Portfolio” and collectively, the “LifePath Index Master Portfolios”) are each a series of MIP.

As of June 30, 2013, LifePath Index 2055 Master Portfolio’s investment in the ACWI ex-US Index Master Portfolio was 24.6% of its net assets, LifePath Index Retirement, LifePath Index 2020, LifePath Index 2025, and LifePath Index 2030 Master Portfolios’ investment in the Bond Index Master Portfolio represented 52.9%, 40.8%, 33.7% and 27.5%, respectively, of net assets. LifePath Index 2020, LifePath Index 2025, LifePath Index 2030, LifePath Index 2035, LifePath Index 2040, LifePath Index 2045, LifePath Index 2050 and LifePath Index 2055 Master Portfolios’ investment in the Russell 1000 Index Master Portfolio was 29.6%, 34.4%, 38.6%, 42.4%, 45.8%, 49.0%, 52.0% and 54.2%, respectively, of the net assets. The financial statements of the ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master Small Cap Index Series Portfolio and Russell 1000 Index Master Portfolio, including the Schedules of Investments, can be read in conjunction with the LifePath Index Master Portfolios’ financial statements, respectively. ACWI ex-US Index Master Portfolio’s, Bond Index Master Portfolio’s, Master Small Cap Index Series Portfolio’s and Russell 1000 Index Master Portfolio’s financial statements, included in filings by MIP, are available, without charge, on the SEC’s website at http://www.sec.gov.

LifePath Index Master Portfolios will each generally invest in other registered investment companies (each an “Underlying Fund” and collectively the “Underying Funds”) that are managed by subsidiaries of BlackRock, Inc. (“BlackRock”) and its affiliates and affiliates of the LifePath Index Master Portfolios. The LifePath Index Master Portfolios may also invest in other master portfolios (“Underlying Master Portfolios”) that are managed by subsidiaries of BlackRock.

The value of a LifePath Index Master Portfolio’s investment in each of the ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master Small Cap Index Series and Russell 1000 Index Master Portfolio reflects that LifePath Index Master Portfolio’s proportionate interest in the net assets of that Underlying Master Portfolio. As of June 30, 2013, each LifePath Index Master Portfolio held the percentage of interests in the

ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master Small Cap Index Series and Russell 1000 Index Master Portfolio as follows:

	ACWI ex-US Index Master Portfolio	Bond Index Master Portfolio	Master Small Cap Index Series	Russell 1000 Index Master Portfolio
LifePath Index Retirement Master Portfolio	4.59%	19.52%	1.91%	8.03%
LifePath Index 2020 Master Portfolio	11.54%	27.39%	2.95%	20.19%
LifePath Index 2025 Master Portfolio	5.02%	8.83%	1.02%	9.16%
LifePath Index 2030 Master Portfolio	11.93%	15.01%	1.89%	21.41%
LifePath Index 2035 Master Portfolio	4.39%	4.21%	0.59%	8.22%
LifePath Index 2040 Master Portfolio	8.13%	5.47%	0.86%	14.86%
LifePath Index 2045 Master Portfolio	2.26%	1.15%	0.20%	4.30%
LifePath Index 2050 Master Portfolio	2.30%	0.68%	0.17%	4.47%
LifePath Index 2055 Master Portfolio	0.48%	0.05%	0.03%	0.89%

2. Significant Accounting Policies:

The LifePath Index Master Portfolios’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the LifePath Index Master Portfolios:

Valuation: US GAAP defines fair value as the price the LifePath Index Master Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The LifePath Index Master Portfolios determine the fair values of their financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees of MIP (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the LifePath Index Master Portfolios for all financial instruments. Investments in open-end registered investment companies are valued at net asset value (“NAV”) each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value. The market value of a LifePath Index Master Portfolios’ investments in the Underlying Funds is based on the published NAV of each Underlying Fund computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on days when the NYSE is open. The LifePath Index Master Portfolios record their proportionate investment in the Underlying Master Portfolios at fair value which is based upon their pro rata ownership in the net assets of the Underlying Master Portfolios.

96	BLACKROCK FUNDS III	JUNE 30, 2013

Notes to Financial Statements (continued)	Master Investment Portfolio

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that each LifePath Index Master Portfolio might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the LifePath Index Master Portfolios’ pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-divided dates. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Each LifePath Index Master Portfolio records daily its proportionate share of the Underlying Master Portfolios income, expenses and realized and unrealized gains and losses.

Income Taxes: Each LifePath Index Master Portfolio is classified as a partnership for federal income tax purposes. As such, each investor in a

LifePath Index Master Portfolio is treated as the owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the LifePath Index Master Portfolio. Therefore, no federal income tax provision is required. It is intended that each LifePath Index Master Portfolio’s assets will be managed so an investor in the LifePath Index Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

Each LifePath Index Master Portfolio files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each LifePath Index Master Portfolio’s US federal tax returns remains open for the year ended December 31, 2012 and for the period ended December 31, 2011. The statutes of limitations on each LifePath Index Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to a LifePath Index Master Portfolio are charged to that LifePath Index Master Portfolio. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

3. Securities and Other Investments:

Securities Lending: The LifePath Index Master Portfolios may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash, securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral. The initial collateral received by the LifePath Index Master Portfolios should have a value of at least 102% of the current value of the loaned securities for securities traded on US exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the LifePath Index Master Portfolios and any additional required collateral is delivered to the LifePath Index Master Portfolios on the next business day. Securities lending income, as disclosed in the Statements of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the LifePath Index Master Portfolios earns dividend or interest income on the securities loaned but does not receive interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan and the value of the related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value, and collateral on securities loaned at value, respectively. The cash collateral invested by BlackRock Institutional Trust Company, N.A. (“BTC”), if any, is disclosed in the Schedules of Investments.

Securities lending transactions are entered into by the LifePath Index Master Portfolios under Master Securities Lending Agreements (“MSLA”)

BLACKROCK FUNDS III	JUNE 30, 2013	97

Notes to Financial Statements (continued)	Master Investment Portfolio

which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party. In the event that a borrower defaults, the LifePath Index Master Portfolios, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the LifePath Index Master Portfolios can reinvest cash collateral, or, upon an event of default, resell or repledge the collateral, and the borrower can resell or repledge the loaned securities.

The following table is a summary of the LifePath Index Master Portfolios’ open securities lending agreements by counterparty which are subject to offset under a MSLA as of June 30, 2013:

LifePath Index Retirement Master Portfolio
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
J.P. Morgan Securities LLC	$80,620	$(80,620)	—
UBS Securities LLC	318,744	(318,744)	—

Total	$399.364	$(399,364)	—

LifePath Index 2020 Master Portfolio
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Barclays Capital PLC	$604,650	$(604,650)	—
Credit Suisse Securities (USA) LLC	79,686	(79,686)	—
Goldman Sachs & Co	3,355,200	(3,355,200)	—
Morgan Stanley	32,248	(32,248)	—

Total	$4,071,784	$(4,071,784)	—

LifePath Index 2025 Master Portfolio
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Morgan Stanley	$943,254	$(943,254)	—

LifePath Index 2030 Master Portfolio
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Goldman Sachs & Co	$2,046,672	$(2,046,672)	—
J.P. Morgan Securities LLC	1,541,928	(1,541,928)	—

Total	$3,588,600	$(3,588,600)	—

LifePath Index 2035 Master Portfolio
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Citigroup Global Markets Inc	$1,209,300	$(1,209,300)	—
UBS Securities LLC	1,209,300	(1,209,300)	—

Total	$2,418,600	$(2,418,600)	—

LifePath Index 2040 Master Portfolio
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Credit Suisse Securities (USA) LLC	$7,255,800	$(7,255,800)	—
SG Americas Securities LLC	2,313,794	(2,313,794)	—

Total	$9,569,594	$(9,569,594)	—

LifePath Index 2045 Master Portfolio
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Deutsche Bank Securities Inc	$48,372	$(48,372)	—
Morgan Stanley	1,515,656	(1,515,656)	—

Total	$1,564,028	$(1,564,028)	—

LifePath Index 2050 Master Portfolio
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
UBS Securities LLC	$943,254	$(943,254)	—

LifePath Index 2055 Master Portfolio
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Barclays Capital PLC	$40,310	$(40,310)	—
UBS Securities LLC	117,432	(117,432)	—

Total	$157,742	$(157,742)	—

[1]

Excess of collateral received from the individual counterparty is not shown for financial reporting purposes. Collateral has been received in connection with securities lending transactions as follows:

LifePath Index Retirement Master Portfolio	$409,550
LifePath Index 2020 Master Portfolio	$4,159,140
LifePath Index 2025 Master Portfolio	$968,175
LifePath Index 2030 Master Portfolio	$3,663,040
LifePath Index 2035 Master Portfolio	$2,481,000
LifePath Index 2040 Master Portfolio	$9,813,425
LifePath Index 2045 Master Portfolio	$1,605,350
LifePath Index 2050 Master Portfolio	$968,175
LifePath Index 2055 Master Portfolio	$161,775

98	BLACKROCK FUNDS III	JUNE 30, 2013

Notes to Financial Statements (continued)	Master Investment Portfolio

The risks of securities lending also include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate this risk, the LifePath Index Master Portfolios benefits from a borrower default indemnity provided by BlackRock. BlackRock’s indemnity allows for full replacement of securities lent. The LifePath Index Master Portfolios also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. During the six months ended June 30, 2013, any securities on loan were collateralized by cash.

4. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock.

MIP, on behalf of the LifePath Index Master Portfolios, entered into an Investment Advisory Agreement (the “Investment Advisory Agreement”) with BlackRock Fund Advisors (“BFA” or the “Manager”), the LifePath Index Master Portfolios’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory services. Pursuant to the Investment Advisory Agreement with MIP, BFA is responsible for the management of each LifePath Index Master Portfolio’s investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each LifePath Index Master Portfolio. For such services, each LifePath Index Master Portfolio pays BFA a monthly fee based on a percentage of each LifePath Index Master Portfolio’s average daily net assets at an annual rate of 0.05%.

The LifePath Index Master Portfolios received an exemptive order from the SEC permitting them, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BTC, an affiliate of BFA, as the securities lending agent. BTC may, on behalf of a LifePath Index Master Portfolio, invest cash collateral received by the LifePath Index Master Portfolio for such loans in a private investment company managed by BTC or in registered money market funds advised by BTC or its affiliates. The market value of securities on loan and the value of the related collateral, if applicable, are shown in the Statements of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BTC, if any, is disclosed in the Schedules of Investments. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of rebates paid to, or fees paid by, borrowers of securities. The LifePath Index Master Portfolios retain 65% of securities lending income and pay a fee to BTC equal to 35% of such income. The LifePath Index Master Portfolios benefit from a borrower default indemnity provided by BlackRock. As securities lending agent, BTC bears all operational costs directly related to securities lending as well as the cost of borrower default indemnification. BTC does not receive any fees for managing the cash collateral. The share of income earned by each LifePath Index Master Portfolio is shown as securities lending – affiliated – net in the Statements of Operations. For the six months ended June 30, 2013, BTC received securities lending agent fees related to securities lending activities for each LifePath Index Master Portfolios as follows:

LifePath Index Retirement Master Portfolio	$1,380
LifePath Index 2020 Master Portfolio	$5,677
LifePath Index 2025 Master Portfolio	$2,237
LifePath Index 2030 Master Portfolio	$6,026
LifePath Index 2035 Master Portfolio	$1,542
LifePath Index 2040 Master Portfolio	$4,382
LifePath Index 2045 Master Portfolio	$1,362
LifePath Index 2050 Master Portfolio	$1,109
LifePath Index 2055 Master Portfolio	$327

Each LifePath Index Master Portfolio may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in income-affiliated in the Statements of Operations.

Certain officers and/or trustees of MIP are officers and/or directors of BlackRock or its affiliates.

5. Purchases and Sales:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2013 were as follows:

	Purchases	Sales
LifePath Index Retirement Master Portfolio	$13,412,514	$1,680,732
LifePath Index 2020 Master Portfolio	$31,398,932	$529,496
LifePath Index 2025 Master Portfolio	$12,815,741	$203,848
LifePath Index 2030 Master Portfolio	$31,111,525	$166,010
LifePath Index 2035 Master Portfolio	$11,171,315	$124,747
LifePath Index 2040 Master Portfolio	$21,568,204	$314,173
LifePath Index 2045 Master Portfolio	$5,558,205	$100,143
LifePath Index 2050 Master Portfolio	$7,058,901	$92,070
LifePath Index 2055 Master Portfolio	$1,481,176	$100,462

6. Bank Borrowings:

MIP, on behalf of the LifePath Index Master Portfolios, along with certain other funds managed by BFA and its affiliates (“Participating Funds”), is a party to a 364-day, $800 million credit agreement with a group of lenders, under which the LifePath Index Master Portfolios may borrow to fund shareholder redemptions. The agreement expires in April 2014. Excluding commitments designated for a certain individual fund, other Participating Funds, including the LifePath Index Master Portfolios, can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.065% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. Participating Funds paid administration and arrangement fees, which, along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. The LifePath Index Master Portfolios did not borrow under the credit agreement during the six months ended June 30, 2013.

BLACKROCK FUNDS III	JUNE 30, 2013	99

Notes to Financial Statements (concluded)	Master Investment Portfolio

7. Market and Credit Risk:

In the normal course of business, the LifePath Index Master Portfolios invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the LifePath Index Master Portfolios may decline in response to certain events, including those directly involving the issuers whose securities are owned by the LifePath Index Master Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the LifePath Index Master Portfolios may be exposed to counterparty credit risk, or the risk that an entity with which the LifePath Index Master Portfolios have unsettled or open transactions may fail to or be unable to perform on its commitments. The LifePath Index Master Portfolios manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the LifePath Index Master Portfolios to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of a LifePath Index Master Portfolio’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statements of Assets and Liabilities, less any collateral held by the LifePath Index Master Portfolio.

8. Subsequent Events:

Management has evaluated the impact of all subsequent events on the LifePath Master Portfolios through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

100	BLACKROCK FUNDS III	JUNE 30, 2013

Disclosure of Investment Advisory Agreement

The Board of Trustees of Master Investment Portfolio (the “Master Fund”) met in person on April 11, 2013 (the “April Meeting”) and May 21-22, 2013 (the “May Meeting”) to consider the approval of the Master Fund’s investment advisory agreement (the “Agreement”) with BlackRock Fund Advisors (“BlackRock”), the Master Fund’s investment advisor, on behalf of the Master Fund’s series, including LifePath Index Retirement Master Portfolio, LifePath Index 2020 Master Portfolio, LifePath Index 2025 Master Portfolio, LifePath Index 2030 Master Portfolio, LifePath Index 2035 Master Portfolio, LifePath Index 2040 Master Portfolio, LifePath Index 2045 Master Portfolio, LifePath Index 2050 Master Portfolio and LifePath Index 2055 Master Portfolio (each, a “Master Portfolio” and collectively, the “Master Portfolios”). Each of LifePath Index Retirement Portfolio, LifePath Index 2020 Portfolio, LifePath Index 2025 Portfolio, LifePath Index 2030 Portfolio, LifePath Index 2035 Portfolio, LifePath Index 2040 Portfolio, LifePath Index 2045 Portfolio, LifePath Index 2050 Portfolio and LifePath Index 2055 Portfolio (each, a “Portfolio” and collectively, the “Portfolios”), each a series of BlackRock Funds III (the “Fund”), is a “feeder” fund that invests all of its investable assets in the corresponding Master Portfolio. Accordingly, the Board of Trustees of the Fund also considered the approval of the Agreement with respect to each Master Portfolio. For simplicity, (a) the Board of Trustees of the Master Fund and the Board of Trustees of the Fund are referred to herein collectively as the “Board,” and the members are referred to as “Board Members,” and (b) the shareholders of each Portfolio and the interest holders of each Master Portfolio are referred to as “shareholders.”

Activities and Composition of the Board

The Board consists of fourteen individuals, twelve of whom are not “interested persons” of the Master Fund or the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Master Fund or the Fund, as pertinent, and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Co-Chairs of the Board are each Independent Board Members. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreement

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreement on an annual basis. The Board has four quarterly meetings per year, each extending over two days, and a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreement. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Master Portfolios and the Portfolios by BlackRock, its personnel and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services, risk oversight, compliance and assistance in meeting applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to the Master Portfolios, the Portfolios and their shareholders. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year and/or since inception periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over performance or underperformance against their peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Master Portfolios and/or the Portfolios for services, such as marketing and distribution, call center and fund accounting; (c) the Master Portfolios’ and/or the Portfolios’ operating expenses and how BlackRock allocates expenses to the Master Portfolios and the Portfolios; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of each Master Portfolio’s and Portfolio’s investment objective, policies and restrictions; (e) the Master Fund’s and the Fund’s compliance with its respective Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Master Fund’s and/or the Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment objectives across the open-end fund, exchange-traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

The Board has engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. In addition, the Board requested and BlackRock provided an analysis of fair valuation and stale pricing policies. BlackRock also furnished information to the Board in response to specific questions. These questions covered issues such as BlackRock’s profitability, investment performance and management fee levels. The Board further considered the importance of: (i) organizational and structural variables to investment performance; (ii) rates of portfolio turnover; (iii) BlackRock’s performance accountability for portfolio managers; (iv) marketing support for the funds; (v) services provided to the Master Portfolios and the Portfolios by BlackRock affiliates; and (vi) BlackRock’s oversight of relationships with third party service providers.

Board Considerations in Approving the Agreement

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreement. The Board is

BLACKROCK FUNDS III	JUNE 30, 2013	101

Disclosure of Investment Advisory Agreement (continued)

engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on fees and expenses of each Master Portfolio and Portfolio, as applicable, as compared with a peer group of funds as determined by Lipper (“Expense Peers”) and the investment performance of each Portfolio as compared with a peer group of funds as determined by Lipper1, as well as the gross investment performance of each Portfolio as compared with its benchmark; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by each Master Portfolio and/or Portfolio to BlackRock; (g) sales and redemption data regarding each Portfolio’s shares; and (h) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreement. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board of the Master Fund, including the Independent Board Members, unanimously approved the continuation of the Agreement between BlackRock and the Master Fund with respect to each Master Portfolio for a one-year term ending June 30, 2014. The Board of the Fund, including the Independent Board Members, also considered the continuation of the Agreement with respect to each Master Portfolio and found the Agreement to be satisfactory. In approving the continuation of the Agreement, the Board of the Master Fund considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Master Portfolio, each Portfolio and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Master Portfolios and the Portfolios; (d) each Portfolio’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance comparison as previously discussed; (e) economies of scale; (f) fall-out benefits to BlackRock as a result of its relationship with the Master Portfolios and the Portfolios; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Portfolio shares and securities lending, services related to the valuation and pricing of portfolio holdings of each

[1]	Lipper ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

Master Portfolio, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Master Portfolios and the Portfolios and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Portfolio. Throughout the year, the Board compared each Portfolio’s performance to the performance of a comparable group of mutual funds and/or the performance of a relevant benchmark, if any. The Board met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by each Master Portfolio’s portfolio management team discussing Master Portfolio performance and the Master Portfolio’s investment objective, strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Master Portfolio’s portfolio management team; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to each Master Portfolio’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to each Master Portfolio and Portfolio. BlackRock and its affiliates provide the Master Portfolios and the Portfolios with certain administrative, shareholder and other services (in addition to any such services provided to the Master Portfolios and the Portfolios by third parties) and officers and other personnel as are necessary for the operations of the Master Portfolios and the Portfolios. In particular, BlackRock and its affiliates provide the Master Portfolios and the Portfolios with the following administrative services, including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) assisting with daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; (vi) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger or consolidation of certain open-end funds; and (vii) performing other administrative functions necessary for the operation of the Master Portfolios and the Portfolios, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the

102	BLACKROCK FUNDS III	JUNE 30, 2013

Disclosure of Investment Advisory Agreement (continued)

structure and duties of BlackRock’s fund administration, shareholder services, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Master Portfolios, the Portfolios and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Master Portfolio and Portfolio, as applicable. The Board noted that each Portfolio’s investment results correspond directly to the investment results of the applicable Master Portfolio. In preparation for the April Meeting, the Board worked with its independent legal counsel, BlackRock and Lipper to develop a template for, and was provided with, reports independently prepared by Lipper, which included a comprehensive analysis of each Portfolio’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of each Portfolio as compared to other funds in its applicable Lipper category and the gross investment performance of each Portfolio as compared with its benchmark. The Board was provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review its methodology. The Board and its Performance Oversight and Contract Committee regularly review, and meet with Master Portfolio management to discuss, the performance of each Master Portfolio and Portfolio, as applicable, throughout the year.

The Board noted that each Portfolio’s gross performance (before expenses and fees), as agreed upon by the Board, was within tolerance of its benchmark during both of the one-year and since-inception periods reported. BlackRock believes that gross performance relative to the benchmark is an appropriate performance metric for each Portfolio.

The Board noted that BlackRock has recently made, and continues to make, changes to the organization of BlackRock’s overall portfolio management structure designed to result in strengthened leadership teams.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Master Portfolios and the Portfolios: The Board, including the Independent Board Members, reviewed each Master Portfolio’s/Portfolio’s contractual management fee rate compared with the other funds in the corresponding Portfolio’s Lipper category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Portfolio’s total net operating expense ratio, as well as each Master Portfolio’s/Portfolio’s actual management fee rate, to those of other funds in the corresponding Portfolio’s Lipper category. The total net operating expense ratio and actual management fee rate both give effect to any expense reimbursements or fee waivers that benefit the funds. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by

BlackRock for services provided to the Master Portfolios and the Portfolios. The Board reviewed BlackRock’s profitability with respect to each Master Portfolio and Portfolio, as applicable, and other funds the Board currently oversees for the year ended December 31, 2012 compared to available aggregate profitability data provided for the two prior years. The Board reviewed BlackRock’s profitability with respect to certain other fund complexes managed by BlackRock and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by BlackRock, the types of funds managed, precision of expense allocations and business mix. As a result, comparing profitability is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management and the relative product mix.

In addition, the Board considered the cost of the services provided to the Master Portfolios and the Portfolios by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Master Portfolios and the Portfolios and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of the Master Portfolios and the Portfolios. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board.

The Board noted that the contractual management fee rate of each Master Portfolio/Portfolio, other than LifePath Index 2025 Master Portfolio/LifePath Index 2025 Portfolio, ranked in the first quartile relative to the relevant Portfolio’s Expense Peers.

The Board noted that LifePath Index 2025 Master Portfolio’s/LifePath Index 2025 Portfolio’s contractual management fee rate ranked one out of four funds relative to the Portfolio’s Expense Peers.

Since the varying fee structures for funds of funds can limit the value of management fee comparisons, the Board also compared the total net operating expense ratios for the various funds. In this comparison, the Board noted that the Portfolio’s total net operating expense ratio ranked in the first quartile relative to the Portfolio’s Expense Peers. The Board also noted that BlackRock has contractually agreed to a cap on each Portfolio’s total net operating expenses as a percentage of the Portfolio’s average daily net assets on a class-by-class basis.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be

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Disclosure of Investment Advisory Agreement (concluded)

realized as the assets of the Master Portfolios and the Portfolios increase,

as well as the existence of expense caps, as applicable. The Board also considered the extent to which the Master Portfolios and the Portfolios benefit from such economies and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Master Portfolios and the Portfolios to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the asset level of the Master Portfolios. In its consideration, the Board took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Master Portfolios and the Portfolios, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Master Portfolios and the Portfolios, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that it had considered the investment by BlackRock’s funds in ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Portfolio shares if they believe that the pertinent Portfolio’s and/or Master Portfolio’s fees and expenses are too high or if they are dissatisfied with the performance of the Portfolio.

Conclusion

The Board of the Master Fund, including the Independent Board Members, unanimously approved the continuation of the Agreement between BlackRock and the Master Fund, with respect to each Master Portfolio, for a one-year term ending June 30, 2014. Based upon its evaluation of all of the aforementioned factors in their totality, the Board of the Master Fund, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of each Master Portfolio and its shareholders. The Board of the Fund, including the Independent Board Members, also considered the continuation of the Agreement with respect to each Master Portfolio and found the Agreement to be satisfactory. In arriving at its decision to approve the Agreement, the Board of the Master Fund did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Master Portfolios reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

104	BLACKROCK FUNDS III	JUNE 30, 2013

Officers and Trustees

Ronald W. Forbes, Co-Chairman of the Board and Trustee

Rodney D. Johnson, Co-Chairman of the Board and Trustee

Paul L. Audet, Trustee

David O. Beim, Trustee

Henry Gabbay, Trustee

Dr. Matina S. Horner, Trustee

Herbert I. London, Trustee

Ian A. MacKinnon, Trustee

Cynthia A. Montgomery, Trustee

Joseph P. Platt, Trustee

Robert C. Robb, Jr., Trustee

Toby Rosenblatt, Trustee

Kenneth L. Urish, Trustee

Frederick W. Winter, Trustee

John M. Perlowski, President and Chief Executive Officer

Richard Hoerner, CFA, Vice President

Brendan Kyne, Vice President

Christopher Stavrakos, CFA, Vice President

Neal Andrews, Chief Financial Officer

Jay Fife, Treasurer

Brian Kindelan, Chief Compliance Officer and Anti-Money Laundering Officer

Benjamin Archibald, Secretary

Investment Advisor

BlackRock Fund Advisors

San Francisco, CA 94105

Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Custodian and Accounting Agent

State Street Bank and Trust Company

Boston, MA 02110

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, NY 10017

Address of the Trust

400 Howard Street

San Francisco, CA 94105

BLACKROCK FUNDS III	JUNE 30, 2013	105

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the LifePath Index Portfolios’ website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the LifePath Index Portfolios’ electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1)	Access the BlackRock website at http://www.blackrock.com/edelivery

2)	Select “eDelivery” under the “More Information” section

3)	Log into your account

Householding

The LifePath Index Portfolios will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the LifePath Index Portfolios at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The LifePath Index Portfolios/LifePath Index Master Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The LifePath Index Portfolios’/LifePath Index Master Portfolios’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The LifePath Index Portfolios’/LifePath Index Master Portfolios’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the LifePath Index Portfolios/LifePath Index Master Portfolios use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the LifePath Index Portfolios/LifePath Index Master Portfolios voted proxies relating to securities held in the LifePath Index Portfolios’/LifePath Index Master Portfolios’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

106	BLACKROCK FUNDS III	JUNE 30, 2013

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK FUNDS III	JUNE 30, 2013	107

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock ACWI ex-US Index Fund

BlackRock All-Cap Energy & Resources Portfolio

BlackRock Basic Value Fund

BlackRock Capital Appreciation Fund

BlackRock Commodity Strategies Fund

BlackRock Disciplined Small Cap Core Fund

BlackRock Emerging Markets Fund

BlackRock Emerging Markets Dividend Fund

BlackRock Emerging Markets Long/Short Equity Fund

BlackRock Energy & Resources Portfolio

BlackRock Equity Dividend Fund

BlackRock EuroFund

BlackRock Flexible Equity Fund

BlackRock Focus Growth Fund

BlackRock Global Dividend Income Portfolio

BlackRock Global Long/Short Equity Fund

BlackRock Global Opportunities Portfolio

BlackRock Global SmallCap Fund

BlackRock Health Sciences Opportunities Portfolio

BlackRock India Fund

BlackRock International Fund

BlackRock International Index Fund

BlackRock International Opportunities Portfolio

BlackRock Large Cap Core Fund

BlackRock Large Cap Core Plus Fund

BlackRock Large Cap Growth Fund

BlackRock Large Cap Value Fund

BlackRock Latin America Fund

BlackRock Long-Horizon Equity Fund

BlackRock Mid-Cap Growth Equity Portfolio

BlackRock Mid Cap Value Opportunities Fund

BlackRock Natural Resources Trust

BlackRock Pacific Fund

BlackRock Real Estate Securities Fund

BlackRock Russell 1000 Index Fund

BlackRock Science & Technology Opportunities Portfolio

BlackRock Small Cap Growth Equity Portfolio

BlackRock Small Cap Growth Fund II

BlackRock Small Cap Index Fund

BlackRock S&P 500 Stock Fund

BlackRock U.S. Opportunities Portfolio

BlackRock Value Opportunities Fund

BlackRock World Gold Fund

Taxable Fixed Income Funds

BlackRock Bond Index Fund

BlackRock Core Bond Portfolio

BlackRock CoreAlpha Bond Fund

BlackRock Emerging Market Local Debt Portfolio

BlackRock Floating Rate Income Portfolio

BlackRock Global Long/Short Credit Fund

BlackRock GNMA Portfolio

BlackRock High Yield Bond Portfolio

BlackRock Inflation Protected Bond Portfolio

BlackRock International Bond Portfolio

BlackRock Investment Grade Bond Portfolio

BlackRock Low Duration Bond Portfolio

BlackRock Secured Credit Portfolio

BlackRock Short Obligations Fund

BlackRock Short-Term Treasury Fund

BlackRock Strategic Income Opportunities Portfolio

BlackRock Total Return Fund

BlackRock U.S. Government Bond Portfolio

BlackRock U.S. Mortgage Portfolio

BlackRock Ultra-Short Obligations Fund

BlackRock World Income Fund

Municipal Fixed Income Funds

BlackRock California Municipal Bond Fund

BlackRock High Yield Municipal Fund

BlackRock Intermediate Municipal Fund

BlackRock National Municipal Fund

BlackRock New Jersey Municipal Bond Fund

BlackRock New York Municipal Bond Fund

BlackRock Pennsylvania Municipal Bond Fund

BlackRock Short-Term Municipal Fund

Mixed Asset Funds

BlackRock Balanced Capital Fund	LifePath Active Portfolios		LifePath Index Portfolios
BlackRock Emerging Market Allocation Portfolio	2015	2040	Retirement	2040
BlackRock Global Allocation Fund	2020	2045	2020	2045
BlackRock Managed Volatility Portfolio	2025	2050	2025	2050
BlackRock Multi-Asset Income Portfolio	2030	2055	2030	2055
BlackRock Multi-Asset Real Return Fund	2035		2035
BlackRock Strategic Risk Allocation Fund

BlackRock Prepared Portfolios	LifePath Portfolios
Conservative Prepared Portfolio	Retirement	2040
Moderate Prepared Portfolio	2020	2045
Growth Prepared Portfolio	2025	2050
Aggressive Growth Prepared Portfolio	2030	2055
	2035

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

108	BLACKROCK FUNDS III	JUNE 30, 2013

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Portfolios unless accompanied or preceded by that Portfolio’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Investment in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity and the possibility of substantial volatility due to adverse political, economic or other developments.

LPindex-6/13-SAR

JUNE 30, 2013

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock Russell 1000® Index Fund  |  of BlackRock Funds III

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	BLACKROCK RUSSELL 1000® INDEX FUND	JUNE 30, 2013

Dear Shareholder

One year ago, risk assets (such as equities) were on the rise as weakening global economic data spurred increasing optimism that the world’s largest central banks would intervene to stimulate growth. This theme, along with the European Central Bank’s (“ECB’s”) firm commitment to preserve the euro currency bloc, drove most asset classes higher through the summer of 2012. The much-anticipated monetary stimulus ultimately came in September when the ECB and the US Federal Reserve announced their plans for increasing global liquidity.

Although financial markets worldwide were buoyed by these aggressive policy actions, risk assets weakened later in the fall of 2012. Global trade slowed as many European countries fell into recession and growth continued to decelerate in China. In the United States, stocks slid on lackluster corporate earnings, and volatility rose in advance of the US Presidential election. In the post-election environment, investors became increasingly concerned about the “fiscal cliff” of tax increases and spending cuts that had been scheduled to take effect at the beginning of 2013. High levels of global market volatility persisted through year-end due to fears that bipartisan gridlock would preclude a timely resolution, putting the US economy at high risk for recession. As 2013 began, the worst of the fiscal cliff was averted with a last-minute tax deal.

Investors shook off the nerve-wracking finale to 2012 and the New Year started with a powerful relief rally. Money that had been pulled to the sidelines amid year-end tax-rate uncertainty poured back into the markets in January. Key indicators signaling modest but broad-based improvements in the world’s major economies underpinned the rally. Underlying this aura of comfort was the absence of negative headlines from Europe. Global equities surged, while rising US Treasury yields pressured high quality fixed income assets. (Bond prices move inversely with yields.)

However, February brought a slowdown in global economic momentum and investors toned down their risk appetite. In the months that followed, US equities outperformed international markets, as the US economic recovery showed greater stability compared to most other regions. Slow, but positive growth in the United States was sufficient to support corporate earnings, while uncomfortably high unemployment reinforced investors’ expectations that the US Federal Reserve would keep interest rates low. US equities moved higher through the spring, with major indices notching a string of all-time highs until finally peaking in late May. Markets abruptly reversed course on May 22 when the US Federal Reserve hinted at a gradual pull-back on monetary policy accommodation. Volatility picked up considerably after this announcement and risk assets broadly slid through the remainder of the period.

Volatility has been higher in financial markets outside the United States in 2013. International equities weakened in the middle of the first quarter when political instability in Italy and a severe banking crisis in Cyprus reminded investors that the eurozone was still vulnerable to a number of macro risks. A poor outlook for European economies already mired in recession further dampened sentiment. Emerging markets significantly lagged the rest of the world as growth in these economies (particularly China and Brazil) fell short of expectations.

Despite recent weakness, most risk asset classes generated positive returns for the 6- and 12-month periods ended June 30, 2013, while high quality fixed income assets posted modestly negative results. US equities were particularly strong. International equities also performed well, although rising uncertainty in Europe resulted in less impressive gains for the last six months. Emerging markets were especially hurt by slowing growth and concerns about a shrinking global money supply. US Treasury yields remained low from a historical perspective, but were highly volatile and rose sharply in the final two months of the period amid concerns about monetary policy tightening. In this volatile rate environment, US Treasury and investment grade corporate bond prices declined. Returns on high yield and tax-exempt municipal bonds, which had benefited from supportive market conditions during most of the period, were also weighed down by the recent spike in rates. Short-term interest rates, however, remained near zero, keeping yields on money market securities near historical lows.

Market conditions remain volatile, and investors still face a number of uncertainties in the current environment. At BlackRock, we believe investors need to think globally and extend their scope across a broader array of asset classes in a portfolio that moves freely as market conditions change over time. We encourage you to talk with your financial advisor and visit www.blackrock.com for further insight about investing in today’s world.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

“Despite recent weakness, most risk asset classes generated positive returns for the 6- and 12-month periods ended June 30, 2013, while high quality fixed income assets posted modestly negative results.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of June 30, 2013
	6-month	12-month
US large cap equities (S&P 500® Index)	13.82%	20.60%
US small cap equities (Russell 2000® Index)	15.86	24.21
International equities (MSCI Europe, Australasia, Far East Index)	4.10	18.62
Emerging market equities (MSCI Emerging Markets Index)	(9.57)	2.87
3-month Treasury bill (BofA Merrill Lynch 3-Month US Treasury Bill Index)	0.04	0.11
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	(4.88)	(4.21)
US investment grade bonds (Barclays US Aggregate Bond Index)	(2.44)	(0.69)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	(2.55)	0.51
US high yield bonds (Barclays US Corporate High Yield 2% Issuer Capped Index)	1.42	9.49
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of June 30, 2013

Investment Objective

BlackRock Russell 1000® Index Fund’s (the “Fund”) investment objective is to match the performance of the Russell 1000® Index as closely as possible before the deduction of Fund expenses.

Portfolio Management Commentary

How did the Fund perform?

•

For the six months ended June 30, 2013, the Fund’s Institutional Shares returned 13.63%, Investor A Shares returned 13.52% and Class K Shares returned 13.76%. The benchmark Russell 1000® Index returned 13.91% for the same period.

•

Returns for the Fund’s respective share classes differ from the benchmark index based on individual share-class expenses. The Fund invests all of its assets in Russell 1000 Stock Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio.

Describe the market environment.

•

Risk markets globally began 2013 with a powerful relief rally after the United States averted the worst of its fiscal cliff situation with a last minute tax deal struck on New Year’s Day. The rally stalled in February, however, as economic momentum slowed and investors weighed the global impact of the inevitable US government spending cuts. Later in the first quarter, financial markets were rattled by a stalemate presidential election in Italy and a severe banking crisis in Cyprus, reminding investors that Europe was still quite vulnerable to political instability and its debt and banking problems were far from resolved.

•

US stocks persevered through these flare-ups in the eurozone as investors’ risk appetite was largely supported by the continuation of accommodative monetary policy from the US Federal Reserve. Equities broadly advanced as increased global liquidity kept interest rates low and investors turned to riskier asset classes in search of yield. As the year progressed, the markets became increasingly dominated by speculation around the future direction of monetary policy. Sluggish global growth, ironically, was conducive to positive equity market performance. Although disappointing economic reports caused financial market volatility to rise, the weak data also afforded investors some comfort that the central bank would continue to maintain its accommodative stance.

•

However, after peaking in late May, US stock markets recoiled in response to comments from the US Federal Reserve, hinting that a change in its policy stance was on the horizon. Volatility picked up considerably and equities broadly declined through the remainder of the period due to concerns about the potential impact tighter monetary policy would have on financial markets and economic growth.

•

While rhetoric from the US Federal Reserve about tapering its bond-buying stimulus program was the catalyst for the sell-off in equity markets, indicators that global growth was continuing to slow (with the exception of Japan) was another source of investor anxiety. The US recovery showed signs of weakening and European countries, already mired in recession, saw economic conditions worsen. Slowing growth in emerging markets, particularly China and Brazil, dimmed the outlook for the entire global economy.

Describe recent portfolio activity.

•

During the period, as changes were made to the composition of the Russell 1000® Index, the Master Portfolio purchased and sold securities to maintain its objective of replicating the risks and return of the benchmark index.

Describe portfolio positioning at period end.

•	The Master Portfolio remains positioned to match the risk characteristics of its benchmark index, irrespective of the market’s future direction.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.

These views are not intended to be a forecast of future events and are no guarantee of future results.

4	BLACKROCK RUSSELL 1000® INDEX FUND	JUNE 30, 2013

Total Return Based on a $10,000 Investment

[1]	Assuming transaction costs and other operating expenses, including administration fees, if any.

[2]	The Fund invests all of its assets in the Master Portfolio. The Master Portfolio invests primarily in a diversified portfolio of equity securities of large companies located in the United States.

[3]

The index measures the performance of the large cap segment of the US equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market capitalization and current index membership. The index represents approximately 92% of the total market capitalization of the Russell 3000® Index.

[4]	Commencement of operations.

Performance Summary for the Period Ended June 30, 2013

		Average Annual Total Returns[5]
	6-Month Total Returns	1 Year	Since Inception[6]
Institutional	13.63%	20.82%	10.83%
Investor A	13.52	20.56	10.57
Class K	13.76	20.87	10.88
Russell 1000® Index	13.91	21.24	11.09

[5]	See “About Fund Performance” on Page 6 for a detailed description of share classes, including any related sales charges and fees.

[6]	The Fund commenced operations on March 31, 2011.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[8]
	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During the Period[7]	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During the Period[7]	Annualized Expense Ratio
Institutional	$1,000.00	$1,136.30	$1.22	$1,000.00	$1,023.65	$1.15	0.23%
Investor A	$1,000.00	$1,135.20	$2.54	$1,000.00	$1,022.41	$2.41	0.48%
Class K	$1,000.00	$1,137.60	$0.95	$1,000.00	$1,023.90	$0.90	0.18%

[7]

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Because the Fund invests significantly in the Master Portfolio, the expense example reflects the net expenses of both the Fund and the Master Portfolio in which it invests.

[8]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 6 for further information on how expenses were calculated.

BLACKROCK RUSSELL 1000® INDEX FUND	JUNE 30, 2013	5

About Fund Performance

•	Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to eligible investors.

•	Investor A Shares are not subject to any sales charge and bear no ongoing distribution fee. These shares are subject to an ongoing service fee of 0.25% per year.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous page assume reinvestment of all dividends and capital gain distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of administration and distribution fees applicable to each class, which are deducted from income available to be paid to shareholders. The Fund’s administrator waived and/or reimbursed a portion of the Fund’s expenses. Without such waiver, the Fund’s performance would have been lower.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other Fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on January 1, 2013 and held through June 30, 2013) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Master Portfolio may invest in various derivative financial instruments, including financial futures contracts, as specified in Note 4 of the Master Portfolio’s Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market, and/or equity risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Master Portfolio’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require the Master Portfolio to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Master Portfolio can realize on an investment, may result in lower dividends paid to shareholders or may cause the Master Portfolio to hold an investment that it might otherwise sell. The Master Portfolio’s investments in these instruments are discussed in detail in the Master Portfolio’s Notes to Financial Statements.

6	BLACKROCK RUSSELL 1000® INDEX FUND	JUNE 30, 2013

Statement of Assets and Liabilities	BlackRock Russell 1000 ® Index Fund

June 30, 2013 (Unaudited)

Assets
Investments at value — Master Portfolio (cost — $53,724,064)	$64,194,278
Capital shares sold receivable	376,353
Receivable from administrator	6,181
Prepaid expenses	42,531

Total assets	64,619,343

Liabilities
Contributions payable to the Master Portfolio	375,295
Income dividends payable	280,310
Capital gain distributions payable	93,996
Professional fees payable	31,856
Printing fees payable	9,238
Administration fees payable	4,235
Transfer agent fees payable	2,424
Capital shares redeemed payable	1,058
Service fees payable	722
Other accrued expenses payable	655

Total liabilities	799,789

Net Assets	$63,819,554

Net Assets Consist of
Paid-in capital	$52,314,536
Undistributed net investment income	4,564
Accumulated net realized gain allocated from the Master Portfolio	1,030,240
Net unrealized appreciation/depreciation allocated from the Master Portfolio	10,470,214

Net Assets	$63,819,554

Net Asset Value
Institutional — Based on net assets of $51,469 and 4,310 shares outstanding, unlimited number of shares authorized, no par value	$11.94

Investor A — Based on net assets of $3,851,300 and 322,807 shares outstanding, unlimited number of shares authorized, no par value	$11.93

Class K — Based on net assets of $59,916,785 and 5,017,889 shares outstanding, unlimited number of shares authorized, no par value	$11.94

See Notes to Financial Statements.

BLACKROCK RUSSELL 1000® INDEX FUND	JUNE 30, 2013	7

Statement of Operations	BlackRock Russell 1000 ® Index Fund

Six Months Ended June 30, 2013 (Unaudited)

Investment Income
Net investment income allocated from the Master Portfolio:
Dividends — unaffiliated	$624,449
Dividends — affiliated	5,044
Securities lending — affiliated — net	7,988
Income — affiliated	1,771
Interest	23
Expenses	(23,420)

Total income	615,855

Fund Expenses
Professional	25,664
Administration	25,201
Printing	14,516
Registration	7,904
Service — Investor A	3,823
Transfer agent — Investor A	1,030
Transfer agent — Class K	113
Transfer agent — Institutional	37
Miscellaneous	4,400

Total expenses	82,688
Less administration fees waived	(25,203)
Less transfer agent fees waived — Institutional	(2)
Less transfer agent fees waived — Investor A	(107)
Less transfer agent fees waived — Class K	(85)
Less transfer agent fees reimbursed — Institutional	(25)
Less transfer agent fees reimbursed — Investor A	(172)
Less transfer agent fees reimbursed — Class K	(28)
Less fees waived and/or reimbursed by administrator	(18,881)

Total expenses after fees waived and/or reimbursed	38,185

Net investment income	577,670

Realized and Unrealized Gain Allocated from the Master Portfolio
Net realized gain from investment and financial futures contracts	1,540,885
Net change in unrealized appreciation/depreciation on investments and financial futures contracts	5,928,168

Total realized and unrealized gain	7,469,053

Net Increase in Net Assets Resulting from Operations	$8,046,723

See Notes to Financial Statements.

8	BLACKROCK RUSSELL 1000® INDEX FUND	JUNE 30, 2013

Statements of Changes in Net Assets	BlackRock Russell 1000 ® Index Fund

Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012

Operations
Net investment income	$$577,670	$1,123,481
Net realized gain	1,540,885	539,039
Net change in unrealized appreciation/depreciation	5,928,168	6,380,008

Net increase in net assets resulting from operations	8,046,723	8,042,528

Dividends and Distributions to Shareholders From
Net investment income:
Institutional	(485)	(540)[1]
Investor A	(28,040)	(40,671)[1]
Class K	(552,940)	(1,082,047)[1]
Net realized gain:
Institutional	(81)	(282)[1]
Investor A	(6,066)	(22,872)[1]
Class K	(94,264)	(560,171)[1]

Decrease in net assets resulting from dividends and distributions to shareholders	(681,876)	(1,706,583)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(2,537,236)	3,929,677

Net Assets
Total increase in net assets	4,827,611	10,265,622
Beginning of period	58,991,943	48,726,321

End of period	$63,819,554	$58,991,943

Undistributed net investment income	$4,564	$8,359

[1]	Dividends and distributions are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK RUSSELL 1000® INDEX FUND	JUNE 30, 2013	9

Financial Highlights	BlackRock Russell 1000 ® Index Fund

	Institutional
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31, 2012		Period March 31, 2011[1] to December 31, 2011

Per Share Operating Performance
Net asset value, beginning of period	$10.62		$9.40		$10.00

Net investment income[2]	0.10		0.21		0.13
Net realized and unrealized gain (loss)	1.35		1.33		(0.60)

Net increase (decrease) from investment operations	1.45		1.54		(0.47)

Dividends and distributions from:
Net investment income	(0.11)		(0.21)[3]		(0.13)[3]
Net realized capital gain	(0.02)		(0.11)[3]		(0.00)[3,4]
Tax return of capital	—		—		(0.00)[3,4]

Total dividends and distributions	(0.13)		(0.32)		(0.13)

Net asset value, end of period	$11.94		$10.62		$9.40

Total Investment Return[5]
Based on net asset value	13.63%	[6]	16.42%		(4.72)%[6]

Ratios to Average Net Assets[7]
Total expenses	0.48%	[8]	0.65%	[9]	1.84% [8,10,11]

Total expenses after fees waived and/or reimbursed	0.23%	[8]	0.23%	[9]	0.22% [8,10,11]

Net investment income	1.80%	[8]	2.07%	[9]	1.86% [8,10,11]

Supplemental Data
Net assets, end of period (000)	$51		$28		$24

Portfolio turnover of the Master Portfolio	13%		16%		10%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Amount is greater than ($0.005) per share.

[5]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.

[7]	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.

[8]	Annualized.

[9]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.

[10]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.24%.

[11]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 1.84%.

See Notes to Financial Statements.

10	BLACKROCK RUSSELL 1000® INDEX FUND	JUNE 30, 2013

Financial Highlights (continued)	BlackRock Russell 1000 ® Index Fund

	Investor A
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31, 2012		Period March 31, 2011[1] to December 31, 2011

Per Share Operating Performance
Net asset value, beginning of period	$10.61		$9.39		$10.00

Net investment income[2]	0.09		0.19		0.13
Net realized and unrealized gain (loss)	1.34		1.33		(0.62)

Net increase (decrease) from investment operations	1.43		1.52		(0.49)

Dividends and distributions from:
Net investment income	(0.09)		(0.19)[3]		(0.12)[3]
Net realized capital gain	(0.02)		(0.11)[3]		(0.00)[3,4]
Tax return of capital	—		—		(0.00)[3,4]

Total dividends and distributions	(0.11)		(0.30)		(0.12)

Net asset value, end of period	$11.93		$10.61		$9.39

Total Investment Return[5]
Based on net asset value	13.52%	[6]	16.18%		(4.93)%[6]

Ratios to Average Net Assets[7]
Total expenses	0.64%	[8]	0.83%	[9]	1.40% [8,10,11]

Total expenses after fees waived and/or reimbursed	0.48%	[8]	0.45%	[9]	0.45% [8,10]

Net investment income	1.56%	[8]	1.83%	[9]	1.80% [8,10]

Supplemental Data
Net assets, end of period (000)	$3,851		$2,310		$1,918

Portfolio turnover of the Master Portfolio	13%		16%		10%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Amount is greater than ($0.005) per share.

[5]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.

[7]	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.

[8]	Annualized.

[9]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.

[10]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.24%.

[11]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 1.40%.

See Notes to Financial Statements.

BLACKROCK RUSSELL 1000® INDEX FUND	JUNE 30, 2013	11

Financial Highlights (concluded)	BlackRock Russell 1000 ® Index Fund

	Class K
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31, 2012		Period March 31, 2011[1] to December 31, 2011

Per Share Operating Performance
Net asset value, beginning of period	$10.61		$9.40		$10.00

Net investment income[2]	0.11		0.22		0.13
Net realized and unrealized gain (loss)	1.35		1.32		(0.60)

Net increase (decrease) from investment operations	1.46		1.54		(0.47)

Dividends and distributions from:
Net investment income	(0.11)		(0.22)[3]		(0.13)[3]
Net realized capital gain	(0.02)		(0.11)[3]		(0.00)[3,4]
Tax return of capital	—		—		(0.00)[3,4]

Total dividends and distributions	(0.13)		(0.33)		(0.13)

Net asset value, end of period	$11.94		$10.61		$9.40

Total Investment Return[5]
Based on net asset value	13.76%	[6]	16.37%		(4.68)%[6]

Ratios to Average Net Assets[7]
Total expenses	0.32%	[8]	0.52%	[9]	1.11% [8,10,11]

Total expenses after fees waived and/or reimbursed	0.18%	[8]	0.18%	[9]	0.18% [8,10]

Net investment income	1.82%	[8]	2.11%	[9]	2.02% [8,10]

Supplemental Data
Net assets, end of period (000)	$59,917		$56,654		$46,785

Portfolio turnover of the Master Portfolio	13%		16%		10%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Amount is greater than ($0.005) per share.

[5]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.

[7]	Includes the Fund’s share of the Master Portfolio’s allocated gross expenses and/or net investment income.

[8]	Annualized.

[9]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.

[10]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.24%.

[11]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 1.12%.

See Notes to Financial Statements.

12	BLACKROCK RUSSELL 1000® INDEX FUND	JUNE 30, 2013

Notes to Financial Statements (Unaudited)	BlackRock Russell 1000 ® Index Fund

1. Organization:

BlackRock Russell 1000® Index Fund (the “Fund”), a series of BlackRock Funds III (the “Trust”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Trust is organized as a Delaware statutory trust. The Fund seeks to achieve its investment objective by investing substantially all of its assets in Russell 1000® Index Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio (“MIP”), an affiliate of the Fund, which has the same investment objective and strategies as the Fund. The value of the Fund’s investment in the Master Portfolio reflects the Fund’s proportionate interest in the net assets of the Master Portfolio. The performance of the Fund is directly affected by the performance of the Master Portfolio. The percentage of the Master Portfolio owned by the Fund at June 30, 2013 was 8.47%. The financial statements of the Master Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements. The Fund offers multiple classes of shares. Institutional and Class K Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are sold without a sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A Shares bear certain expenses related to the shareholder servicing of such shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing expenditures.

2. Significant Accounting Policies:

The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund:

Valuation: US GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund’s policy is to fair value its financial instruments at market value. The Fund records its investment in the Master Portfolio at fair value based on the Fund’s proportionate interest in the net assets of the Master Portfolio. Valuation of securities held by the Master Portfolio is discussed in Note 2 of the Master Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

Investment Transactions and Investment Income: For financial reporting purposes, contributions to and withdrawals from the Master Portfolio are accounted for on a trade date basis. The Fund records daily its proportionate share of the Master Portfolio’s income, expenses and realized and unrealized gains and losses. Realized and unrealized gains and losses are adjusted utilizing partnership tax allocation rules. In addition, the Fund accrues its own expenses. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. The portion of distributions that exceed the Fund’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. Distributions in excess of the Fund’s taxable income and net capital gains, but not in excess of the Fund’s earnings and profits, will be taxable to shareholders as ordinary income and will not constitute a nontaxable return of capital. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for the year ended December 31, 2012 and period ended December 31, 2011. The statue of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses pro rated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund may earn interest on positive cash balances in demand deposit accounts that are maintained by the transfer agent on behalf of the Fund. This amount, if any, is shown as income in the Statement of Operations.

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Trust, on behalf of the Fund, entered into an Administration Agreement with BlackRock Advisors, LLC (“BAL”), an indirect, wholly owned

BLACKROCK RUSSELL 1000® INDEX FUND	JUNE 30, 2013	13

Notes to Financial Statements (continued)	BlackRock Russell 1000 ® Index Fund

subsidiary of BlackRock, to provide administrative services (other than investment advice and related portfolio activities). For such services, the Fund pays BAL a monthly fee at an annual rate of 0.08% of the average daily value of the Fund’s net assets. The Fund does not pay an investment advisory fee or investment management fee.

BlackRock Fund Advisors (“BFA”), the investment advisor for the Master Portfolio and BAL, contractually agreed to waive and/or reimburse fees or expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business, in order to limit expenses. The expense limitation as a percentage of average daily net assets is as follows: 0.23% for Institutional Shares, 0.48% for Investor A Shares and 0.18% for Class K Shares. BFA and BAL have agreed not to reduce or discontinue this contractual waiver or reimbursement prior to May 1, 2014 unless approved by the Board, including a majority of the Independent Trustees. The Fund may have to repay some of these waivers and reimbursements to BlackRock Institutional Trust Company, N.A. (“BTC”) and BAL in the following two years. These amounts are shown as or included in administration fees waived, transfer agent fees waived — class specific, transfer agent fees reimbursed — class specific and fees reimbursed by administrator.

If during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal periods received a waiver or reimbursement from BFA or BAL, as applicable, are less than the expense limit for that share class, the share class is required to repay BFA or BAL, as applicable, up to the lesser of (a) the amount of fees waived or expenses reimbursed during the prior two fiscal periods under the agreement and (b) the amount by which the expense limit for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that: (1) the Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year and (2) BFA or BAL or an affiliate serves as the Fund’s investment advisor or administrator. In the event the expense limit for a share class is changed subsequent to a fiscal year in which BFA or BAL, as applicable, becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse BFA or BAL, as applicable, shall be calculated by reference to the expense limit for that share class in effect at the time BFA or BAL became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

For the six months ended June 30, 2013, BAL did not recoup any Fund level or class specific waivers and/or reimbursements previously recorded by the Fund.

On June 30, 2013, the Fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring December 31,
	2013	2014		2015
	BTC	BTC	BAL	BAL
Fund level	$208,239	$111,439	$64,013	$44,084
Institutional	$18	$14	$8	$27
Investor A	—	—	$1,025	$279
Class K	$2,343	$870	—	$113

The Trust, on behalf of the Fund, entered into a Distribution Agreement and Investor A Shares Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of BlackRock. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service fees with respect to Investor A Shares. The fees are accrued daily and paid monthly at an annual rate of 0.25% based upon the average daily net assets of the Investor A Shares.

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing to the Fund. The ongoing service fee compensates BRIL and each broker-dealer for providing shareholder servicing related services to Investor A shareholders.

BAL maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the six months ended June 30, 2013, the Fund reimbursed BAL the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	$25
Investor A	$172
Class K	$28

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Administrator for a portion of the compensation paid to the Trust’s Chief Compliance Officer.

14	BLACKROCK RUSSELL 1000® INDEX FUND	JUNE 30, 2013

Notes to Financial Statements (concluded)	BlackRock Russell 1000 ® Index Fund

4. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended June 30, 2013		Year Ended December 31, 2012
	Shares	Amount	Shares	Amount
Institutional
Shares sold	2,146	$24,694	141	$1,500
Shares issued to shareholders in reinvestment of dividends and distributions	21	250	2	24
Shares redeemed	(500)	(5,986)	—	—

Net increase	1,667	$18,958	143	$1,524

Investor A
Shares sold	110,593	$1,297,511	44,913	$470,413
Shares issued to shareholders in reinvestment of dividends and distributions	2,855	33,822	5,943	62,803
Shares redeemed	(8,417)	(96,402)	(37,196)	(391,681)

Net increase	105,031	$1,234,931	13,660	$141,535

Class K
Shares sold	162,550	$1,890,784	775,317	$8,129,202
Shares issued to shareholders in reinvestment of dividends and distributions	204	2,422	9	94
Shares redeemed	(482,551)	(5,684,331)	(415,103)	(4,342,678)

Net increase (Decrease)	(319,797)	$(3,791,125)	360,223	$3,786,618

Total Net Increase (Decrease)	(213,099)	$(2,537,236)	374,026	$3,929,677

At June 30, 2013, shares owned by affiliates were as follows:

Shares
Institutional	2,500
Investor A	2,500
Class K	2,538

5. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK RUSSELL 1000® INDEX FUND	JUNE 30, 2013	15

Master Portfolio Information	Russell 1000® Index Master Portfolio

As of June 30, 2013

Top Ten Holdings	Percent of Long-Term Investments

Exxon Mobil Corp	2%
Apple, Inc.	2
Microsoft Corp.	2
Johnson & Johnson	1
General Electric Co.	1
Google, Inc., Class A	1
Chevron Corp.	1
Procter & Gamble Co.	1
Berkshire Hathaway, Inc., Class B	1
JPMorgan Chase & Co.	1

Sector Allocation	Percent of Long-Term Investments

Financials	17%
Information Technology	17
Consumer Discretionary	13
Health Care	12
Industrials	11
Energy	10
Consumer Staples	9
Materials	4
Utilities	3
Telecommunication Services	3
Investment Companies	1

For Master Portfolio compliance purposes, the Master Portfolio’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Master Portfolio management. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

16	BLACKROCK RUSSELL 1000® INDEX FUND	JUNE 30, 2013

Schedule of Investments June 30, 2013 (Unaudited)	Russell 1000® Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 2.4%
Alliant Techsystems, Inc. (a)	1,448	$119,214
BE Aerospace, Inc. (b)	4,454	280,958
The Boeing Co.	34,145	3,497,814
Exelis, Inc.	8,499	117,201
General Dynamics Corp.	13,440	1,052,755
Hexcel Corp. (b)	4,524	154,042
Honeywell International, Inc. (a)	35,405	2,809,033
Huntington Ingalls Industries, Inc.	2,274	128,435
L-3 Communications Holdings, Inc.	4,050	347,247
Lockheed Martin Corp. (a)	11,682	1,267,030
Northrop Grumman Corp.	10,582	876,190
Precision Castparts Corp.	6,585	1,488,276
Raytheon Co.	14,607	965,815
Rockwell Collins, Inc.	6,105	387,118
Spirit Aerosystems Holdings, Inc., Class A (b)	5,372	115,390
Textron, Inc.	12,503	325,703
TransDigm Group, Inc.	2,361	370,134
Triumph Group, Inc.	2,327	184,182
United Technologies Corp.	41,368	3,844,742

		18,331,279
Air Freight & Logistics — 0.7%
C.H. Robinson Worldwide, Inc.	7,225	406,840
Expeditors International of Washington, Inc.	9,297	353,379
FedEx Corp.	14,259	1,405,652
United Parcel Service, Inc., Class B	32,596	2,818,902

		4,984,773
Airlines — 0.3%
Alaska Air Group, Inc. (b)	3,173	164,996
Copa Holdings SA	1,491	195,500
Delta Air Lines, Inc. (b)	38,538	721,046
Southwest Airlines Co.	32,503	418,963
United Continental Holdings, Inc. (b)	15,027	470,195

		1,970,700
Auto Components — 0.4%
Allison Transmission Holdings, Inc. (a)	1,561	36,028
BorgWarner, Inc. (b)	5,191	447,205
Delphi Automotive Plc	14,069	713,158
Gentex Corp. (a)	6,461	148,926
The Goodyear Tire & Rubber Co. (b)	11,005	168,266
Johnson Controls, Inc. (a)	30,824	1,103,191
Lear Corp.	4,161	251,574
TRW Automotive Holdings Corp. (b)	4,850	322,234
Visteon Corp. (b)	2,238	141,262

		3,331,844
Automobiles — 0.7%
Ford Motor Co.	173,740	2,687,758
General Motors Co. (a)(b)	37,485	1,248,625
Harley-Davidson, Inc.	10,086	552,915
Tesla Motors, Inc. (a)(b)	3,767	404,689
Thor Industries, Inc. (a)	2,012	98,950

		4,992,937
Beverages — 2.0%
Beam, Inc.	7,247	457,358
Brown-Forman Corp., Class B	6,813	460,218
The Coca-Cola Co.	172,116	6,903,573
Coca-Cola Enterprises, Inc.	12,332	433,593

Common Stocks	Shares	Value
Beverages (concluded)
Constellation Brands, Inc. (b)	6,929	$361,139
Dr Pepper Snapple Group, Inc. (a)	9,182	421,729
Molson Coors Brewing Co., Class B	6,296	301,327
Monster Beverage Corp. (b)	6,039	366,990
PepsiCo, Inc.	69,588	5,691,603

		15,397,530
Biotechnology — 2.1%
Alexion Pharmaceuticals, Inc. (b)	8,786	810,421
Alkermes Plc (b)	5,704	163,591
Amgen, Inc.	33,749	3,329,676
Ariad Pharmaceuticals, Inc. (b)	8,291	145,010
Biogen Idec, Inc. (b)	10,682	2,298,766
BioMarin Pharmaceutical, Inc. (b)	6,263	349,413
Celgene Corp. (b)	18,770	2,194,401
Cubist Pharmaceuticals, Inc. (b)	2,943	142,147
Gilead Sciences, Inc. (b)	68,640	3,515,054
Incyte Corp. Ltd. (b)	4,651	102,322
Medivation, Inc. (b)	3,383	166,444
Myriad Genetics, Inc. (b)	3,576	96,087
Onyx Pharmaceuticals, Inc. (b)	3,269	393,453
Pharmacyclics, Inc. (b)	2,636	209,483
Quintiles Transnational Holdings, Inc. (b)	1,236	52,604
Regeneron Pharmaceuticals, Inc. (b)	3,606	810,917
Seattle Genetics, Inc. (b)	4,532	142,577
Theravance, Inc. (b)	3,296	126,995
United Therapeutics Corp. (b)	2,093	137,761
Vertex Pharmaceuticals, Inc. (b)	9,968	796,144

		15,983,266
Building Products — 0.2%
AO Smith Corp.	3,493	126,726
Armstrong World Industries, Inc. (a)(b)	1,248	59,642
Fortune Brands Home & Security, Inc.	7,437	288,109
Lennox International, Inc. (a)	2,268	146,377
Masco Corp.	16,059	312,990
Owens Corning (b)	5,350	209,078

		1,142,922
Capital Markets — 2.2%
Affiliated Managers Group, Inc. (b)	2,376	389,521
American Capital Ltd. (b)	13,639	172,806
Ameriprise Financial, Inc.	9,069	733,501
Ares Capital Corp.	12,062	207,466
Artisan Partners Asset Management, Inc. (b)	581	28,998
The Bank of New York Mellon Corp.	52,228	1,464,995
BlackRock, Inc. (c)	5,792	1,487,675
The Charles Schwab Corp.	49,425	1,049,293
E*TRADE Financial Corp. (b)	12,849	162,668
Eaton Vance Corp. (a)	5,412	203,437
Federated Investors, Inc., Class B (a)	4,158	113,971
Franklin Resources, Inc.	6,162	838,155
The Goldman Sachs Group, Inc.	20,632	3,120,590
Invesco Ltd.	20,009	636,286
Lazard Ltd, Class A	5,779	185,795
Legg Mason, Inc. (a)	5,001	155,081
LPL Financial Holdings, Inc.	2,560	96,666
Morgan Stanley	68,522	1,673,993
Northern Trust Corp.	10,773	623,757
Raymond James Financial, Inc.	5,496	236,218
SEI Investments Co.	6,502	184,852

See Notes to Financial Statements.

BLACKROCK RUSSELL 1000® INDEX FUND	JUNE 30, 2013	17

Schedule of Investments (continued)	Russell 1000® Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Capital Markets (concluded)
State Street Corp.	20,523	$1,338,305
T Rowe Price Group, Inc.	11,676	854,099
TD Ameritrade Holding Corp.	10,472	254,365
Waddell & Reed Financial, Inc.	3,867	168,215

		16,380,708
Chemicals — 2.4%
Air Products & Chemicals, Inc. (a)	9,375	858,469
Airgas, Inc.	2,947	281,321
Albemarle Corp. (a)	3,953	246,232
Ashland, Inc.	3,547	296,174
Cabot Corp. (a)	2,874	107,545
Celanese Corp.	7,194	322,291
CF Industries Holdings, Inc.	2,668	457,562
Cytec Industries, Inc.	1,887	138,223
The Dow Chemical Co.	54,444	1,751,463
E.I. du Pont de Nemours & Co.	41,420	2,174,550
Eastman Chemical Co.	6,975	488,320
Ecolab, Inc.	11,800	1,005,242
FMC Corp. (a)	6,126	374,054
Huntsman Corp.	8,706	144,171
International Flavors & Fragrances, Inc.	3,662	275,236
Kronos Worldwide, Inc. (a)	1,011	16,419
LyondellBasell Industries NV, Class A	18,274	1,210,835
Monsanto Co.	24,023	2,373,472
The Mosaic Co.	13,528	727,942
NewMarket Corp. (a)	428	112,376
PPG Industries, Inc.	6,419	939,806
Praxair, Inc. (a)	13,309	1,532,664
Rockwood Holdings, Inc.	3,502	224,233
RPM International, Inc.	5,987	191,225
The Sherwin-Williams Co.	3,988	704,281
Sigma-Aldrich Corp. (a)	5,415	435,149
The Scotts Miracle-Gro Co., Class A (a)	1,924	92,948
Valspar Corp.	4,010	259,327
Westlake Chemical Corp.	917	88,408
WR Grace & Co. (b)	3,422	287,585

		18,117,523
Commercial Banks — 2.9%
Associated Banc-Corp. (a)	7,547	117,356
Bank of Hawaii Corp. (a)	2,018	101,546
BankUnited, Inc.	2,913	75,767
BB&T Corp.	31,576	1,069,795
BOK Financial Corp.	1,198	76,732
CapitalSource, Inc.	8,814	82,675
CIT Group, Inc. (b)	9,056	422,281
City National Corp. (a)	2,101	133,140
Comerica, Inc.	8,399	334,532
Commerce Bancshares, Inc.	3,462	150,805
Cullen/Frost Bankers, Inc. (a)	2,342	156,375
East West Bancorp, Inc.	6,128	168,520
Fifth Third Bancorp	39,358	710,412
First Citizens Bancshares, Inc., Class A	342	65,681
First Horizon National Corp. (a)	10,855	121,576
First Niagara Financial Group, Inc.	15,853	159,640
First Republic Bank	5,250	202,020
Fulton Financial Corp. (a)	8,781	100,806
Huntington Bancshares, Inc.	37,743	297,415
KeyCorp	41,422	457,299
M&T Bank Corp. (a)	5,809	649,156

Common Stocks	Shares	Value
Commercial Banks (concluded)
PNC Financial Services Group, Inc. (c)	23,824	$1,737,246
Popular, Inc. (b)	4,633	140,519
Regions Financial Corp.	63,601	606,118
Signature Bank/New York NY (b)	2,127	176,584
SunTrust Banks, Inc.	24,307	767,372
SVB Financial Group (b)	2,039	169,889
Synovus Financial Corp. (a)	35,890	104,799
TCF Financial Corp. (a)	7,388	104,762
US Bancorp (a)	83,233	3,008,873
Valley National Bancorp (a)	9,016	85,381
Wells Fargo & Co.	217,256	8,966,155
Zions BanCorp	8,291	239,444

		21,760,671
Commercial Services & Supplies — 0.5%
The ADT Corp.	9,845	392,323
Avery Dennison Corp.	4,481	191,608
Cintas Corp. (a)	4,636	211,123
Clean Harbors, Inc. (b)	2,732	138,048
Copart, Inc. (b)	5,040	155,232
Covanta Holding Corp. (a)	4,772	95,535
Iron Mountain, Inc. (a)	7,683	204,445
KAR Auction Services, Inc.	3,435	78,558
Pitney Bowes, Inc. (a)	9,096	133,529
R.R. Donnelley & Sons Co. (a)	8,213	115,064
Republic Services, Inc.	12,167	412,948
Rollins, Inc.	2,833	73,375
Stericycle, Inc. (b)	3,890	429,573
Waste Connections, Inc. (a)	5,554	228,492
Waste Management, Inc. (a)	21,008	847,253

		3,707,106
Communications Equipment — 1.7%
Brocade Communications Systems, Inc. (b)	19,969	115,021
Cisco Systems, Inc.	240,492	5,846,361
EchoStar Corp. (b)	1,836	71,806
F5 Networks, Inc. (b)	3,546	243,965
Harris Corp.	4,931	242,852
JDS Uniphase Corp. (b)	10,397	149,509
Juniper Networks, Inc. (b)	22,781	439,901
Motorola Solutions, Inc.	10,895	628,968
Palo Alto Networks, Inc. (a)(b)	1,510	63,662
Polycom, Inc. (b)	7,763	81,822
QUALCOMM, Inc.	77,752	4,749,092
Riverbed Technology, Inc. (b)	7,372	114,708

		12,747,667
Computers & Peripherals — 3.2%
3D Systems Corp. (b)	4,537	199,174
Apple, Inc.	42,239	16,730,023
Dell, Inc. (a)	56,390	752,806
Diebold, Inc. (a)	2,879	96,994
EMC Corp.	94,536	2,232,940
Hewlett-Packard Co.	87,480	2,169,504
Lexmark International, Inc., Class A (a)	2,836	86,697
NCR Corp. (b)	7,411	244,489
NetApp, Inc. (a)(b)	16,218	612,716
SanDisk Corp. (b)	10,951	669,106
Stratasys Ltd. (a)(b)	1,432	119,916
Western Digital Corp.	9,507	590,290

		24,504,655

See Notes to Financial Statements.

18	BLACKROCK RUSSELL 1000® INDEX FUND	JUNE 30, 2013

Schedule of Investments (continued)	Russell 1000® Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Construction & Engineering — 0.2%
AECOM Technology Corp. (b)	4,639	$147,474
Chicago Bridge & Iron Co. NV	4,526	270,021
Fluor Corp.	7,329	434,683
Jacobs Engineering Group, Inc. (b)	5,908	325,708
KBR, Inc.	6,651	216,157
Quanta Services, Inc. (b)	9,406	248,883
URS Corp. (a)	3,404	160,737

		1,803,663
Construction Materials — 0.1%
Eagle Materials, Inc.	2,234	148,047
Martin Marietta Materials, Inc. (a)	2,082	204,911
Vulcan Materials Co. (a)	5,847	283,053

		636,011
Consumer Finance — 0.8%
American Express Co.	42,636	3,187,467
Capital One Financial Corp.	26,287	1,651,087
Discover Financial Services	22,069	1,051,367
SLM Corp.	19,990	456,971

		6,346,892
Containers & Packaging — 0.3%
Aptargroup, Inc.	2,994	165,299
Ball Corp. (a)	6,694	278,069
Bemis Co., Inc.	4,630	181,218
Crown Holdings, Inc. (b)	6,473	266,234
Greif, Inc., Class A	1,428	75,213
MeadWestvaco Corp.	7,976	272,061
Owens-Illinois, Inc. (b)	7,402	205,702
Packaging Corp. of America	4,412	216,011
Rock-Tenn Co., Class A	3,242	323,811
Sealed Air Corp.	8,835	211,598
Silgan Holdings, Inc.	1,983	93,122
Sonoco Products Co.	4,579	158,296

		2,446,634
Distributors — 0.1%
Genuine Parts Co.	6,973	544,382
LKQ Corp. (b)	13,416	345,462

		889,844
Diversified Consumer Services — 0.1%
Apollo Group, Inc., Class A (b)	4,397	77,915
DeVry, Inc. (a)	2,830	87,787
H&R Block, Inc.	12,254	340,048
Service Corp. International	9,525	171,736
Weight Watchers International, Inc.	1,235	56,810

		734,296
Diversified Financial Services — 3.4%
Bank of America Corp.	485,111	6,238,528
CBOE Holdings, Inc. (a)	3,927	183,155
Citigroup, Inc.	136,937	6,568,868
CME Group, Inc.	14,261	1,083,551
ING US, Inc. (b)	3,390	91,733
Interactive Brokers Group, Inc., Class A	2,133	34,064
IntercontinentalExchange, Inc. (a)(b)	3,275	582,164
JPMorgan Chase & Co.	170,083	8,978,682
Leucadia National Corp.	13,312	349,041
The McGraw-Hill Cos., Inc.	12,334	656,045

Common Stocks	Shares	Value
Diversified Financial Services (concluded)
Moody’s Corp.	8,751	$533,198
MSCI, Inc. (b)	5,432	180,723
The NASDAQ OMX Group, Inc.	5,014	164,409
NYSE Euronext	10,935	452,709

		26,096,870
Diversified Telecommunication Services — 2.2%
AT&T, Inc.	242,097	8,570,234
CenturyLink, Inc. (a)	27,407	968,837
Frontier Communications Corp. (a)	44,898	181,837
Intelsat SA (b)	1,029	20,580
Level 3 Communications, Inc. (b)	7,301	153,905
tw telecom, Inc. (b)	6,764	190,339
Verizon Communications, Inc.	128,743	6,480,923
Windstream Corp. (a)	26,779	206,466

		16,773,121
Electric Utilities — 1.8%
American Electric Power Co., Inc.	21,872	979,428
Duke Energy Corp.	31,758	2,143,665
Edison International	14,661	706,074
Entergy Corp.	8,018	558,694
Exelon Corp.	38,513	1,189,281
FirstEnergy Corp.	18,819	702,702
Great Plains Energy, Inc.	6,937	156,360
Hawaiian Electric Industries, Inc. (a)	4,462	112,933
ITC Holdings Corp. (a)	2,361	215,559
N.V. Energy, Inc.	10,595	248,559
NextEra Energy, Inc. (a)	19,114	1,557,409
Northeast Utilities (a)	14,158	594,919
OGE Energy Corp.	4,457	303,967
Pepco Holdings, Inc. (a)	11,186	225,510
Pinnacle West Capital Corp.	4,945	274,299
PPL Corp.	26,670	807,034
Southern Co. (a)	39,167	1,728,440
Westar Energy, Inc.	5,680	181,533
Xcel Energy, Inc.	22,391	634,561

		13,320,927
Electrical Equipment — 0.7%
AMETEK, Inc.	10,970	464,031
The Babcock & Wilcox Co.	5,041	151,381
Eaton Corp. Plc	21,296	1,401,490
Emerson Electric Co.	32,348	1,764,260
Hubbell, Inc., Class B	2,671	264,429
Regal-Beloit Corp.	2,031	131,690
Rockwell Automation, Inc.	6,285	522,535
Roper Industries, Inc.	4,459	553,897
SolarCity Corp. (b)	982	37,090

		5,290,803
Electronic Equipment, Instruments & Components — 0.4%
Amphenol Corp., Class A	7,192	560,545
Arrow Electronics, Inc. (b)	4,710	187,694
Avnet, Inc. (b)	6,167	207,211
AVX Corp. (a)	2,068	24,299
Corning, Inc.	66,378	944,559
Dolby Laboratories, Inc., Class A (a)	2,028	67,837
FLIR Systems, Inc.	6,385	172,203
Ingram Micro, Inc., Class A (b)	6,855	130,176
IPG Photonics Corp. (a)	1,458	88,544

See Notes to Financial Statements.

BLACKROCK RUSSELL 1000® INDEX FUND	JUNE 30, 2013	19

Schedule of Investments (continued)	Russell 1000® Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Electronic Equipment, Instruments & Components (concluded)
Jabil Circuit, Inc.	9,140	$186,273
Molex, Inc. (a)	6,286	184,431
National Instruments Corp. (a)	4,348	121,483
Tech Data Corp. (b)	1,694	79,771
Trimble Navigation Ltd. (b)	11,528	299,843
Vishay Intertechnology, Inc. (b)	5,911	82,104

		3,336,973
Energy Equipment & Services — 1.7%
Atwood Oceanics, Inc. (b)	2,565	133,508
Baker Hughes, Inc.	19,882	917,157
Cameron International Corp. (b)	11,162	682,668
Diamond Offshore Drilling, Inc. (a)	3,098	213,111
Dresser-Rand Group, Inc. (b)	3,443	206,511
Dril-Quip, Inc. (b)	1,831	165,321
FMC Technologies, Inc. (b)	10,673	594,273
Halliburton Co.	41,936	1,749,570
Helmerich & Payne, Inc. (a)	4,269	266,599
McDermott International, Inc. (b)	10,743	87,878
Nabors Industries Ltd.	13,342	204,266
National Oilwell Varco, Inc.	19,227	1,324,740
Oceaneering International, Inc.	4,869	351,542
Oil States International, Inc. (b)	2,470	228,821
Patterson-UTI Energy, Inc. (a)	6,566	127,085
Rowan Cos. Plc, Class A (b)	5,589	190,417
RPC, Inc. (a)	2,932	40,491
Schlumberger Ltd.	59,824	4,286,988
Seadrill Ltd.	15,914	648,336
Superior Energy Services, Inc. (b)	7,171	186,016
Tidewater, Inc.	2,227	126,872
Unit Corp. (b)	2,215	94,315

		12,826,485
Food & Staples Retailing — 2.1%
Costco Wholesale Corp.	19,636	2,171,153
CVS Caremark Corp.	55,097	3,150,446
The Fresh Market, Inc. (b)	1,856	92,280
The Kroger Co.	23,402	808,305
Safeway, Inc. (a)	10,845	256,593
Sysco Corp. (a)	26,719	912,721
Wal-Mart Stores, Inc.	72,464	5,397,843
Walgreen Co.	42,646	1,884,953
Whole Foods Market, Inc.	16,701	859,768

		15,534,062
Food Products — 1.7%
Archer Daniels Midland Co.	29,656	1,005,635
Bunge Ltd.	6,610	467,790
Campbell Soup Co. (a)	7,893	353,527
ConAgra Foods, Inc.	18,756	655,147
Dean Foods Co. (b)	8,462	84,789
Flowers Foods, Inc.	7,750	170,888
General Mills, Inc.	29,009	1,407,807
Green Mountain Coffee Roasters, Inc. (b)	6,719	504,328
The Hershey Co.	6,749	602,551
Hillshire Brands Co.	5,551	183,627
Hormel Foods Corp. (a)	6,034	232,792
Ingredion, Inc.	3,478	228,226
The J.M. Smucker Co.	4,827	497,905
Kellogg Co.	11,697	751,298
Kraft Foods Group, Inc.	26,751	1,494,578

Common Stocks	Shares	Value
Food Products (concluded)
McCormick & Co., Inc. (a)	5,936	$417,657
Mead Johnson Nutrition Co.	9,111	721,865
Mondelez International, Inc.	80,299	2,290,931
Pinnacle Foods, Inc.	1,523	36,780
Smithfield Foods, Inc. (b)	6,244	204,491
Tyson Foods, Inc., Class A	12,603	323,645
WhiteWave Foods Co., Class A (a)(b)	6,263	101,774

		12,738,031
Gas Utilities — 0.2%
AGL Resources, Inc.	5,339	228,830
Atmos Energy Corp. (a)	4,099	168,305
National Fuel Gas Co.	3,334	193,205
ONEOK, Inc.	9,275	383,150
Questar Corp. (a)	7,877	187,866
UGI Corp.	5,114	200,009

		1,361,365
Health Care Equipment & Supplies — 2.0%
Abbott Laboratories	70,148	2,446,762
Alere, Inc. (b)	3,674	90,013
Baxter International, Inc.	24,387	1,689,288
Becton Dickinson & Co. (a)	8,741	863,873
Boston Scientific Corp. (b)	60,708	562,763
C.R. Bard, Inc.	3,622	393,639
CareFusion Corp. (b)	9,891	364,483
The Cooper Cos., Inc.	2,178	259,291
Covidien Plc	21,171	1,330,386
DENTSPLY International, Inc. (a)	6,451	264,233
Edwards Lifesciences Corp. (b)	5,083	341,578
Hill-Rom Holdings, Inc. (a)	2,689	90,566
Hologic, Inc. (b)	12,145	234,399
IDEXX Laboratories, Inc. (b)	2,435	218,614
Intuitive Surgical, Inc. (b)	1,806	914,884
Medtronic, Inc.	45,720	2,353,208
ResMed, Inc. (a)	6,411	289,328
Sirona Dental Systems, Inc. (b)	2,472	162,855
St. Jude Medical, Inc. (a)	12,751	581,828
Stryker Corp.	14,941	966,384
Teleflex, Inc. (a)	1,862	144,286
Varian Medical Systems, Inc. (b)	4,879	329,089
Zimmer Holdings, Inc.	7,576	567,745

		15,459,495
Health Care Providers & Services — 2.1%
Aetna, Inc.	17,021	1,081,514
AmerisourceBergen Corp.	10,391	580,130
Brookdale Senior Living, Inc. (b)	4,489	118,689
Cardinal Health, Inc.	15,382	726,030
Catamaran Corp. (b)	9,266	451,440
Cigna Corp.	12,839	930,699
Community Health Systems, Inc.	4,251	199,287
DaVita HealthCare Partners, Inc. (b)	4,144	500,595
Express Scripts Holding Co. (b)	36,795	2,269,884
HCA Holdings, Inc.	12,054	434,667
Health Management Associates, Inc. (b)	11,669	183,437
Health Net, Inc. (b)	3,570	113,597
Henry Schein, Inc. (b)	3,921	375,436
Humana, Inc.	7,087	598,001
Laboratory Corp. of America Holdings (b)	4,180	418,418
LifePoint Hospitals, Inc. (b)	2,132	104,127

See Notes to Financial Statements.

20	BLACKROCK RUSSELL 1000® INDEX FUND	JUNE 30, 2013

Schedule of Investments (continued)	Russell 1000® Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Health Care Providers & Services (concluded)
McKesson Corp.	10,197	$1,167,556
MEDNAX, Inc. (b)	2,265	207,429
Omnicare, Inc.	4,721	225,239
Patterson Cos., Inc. (a)	3,934	147,918
Quest Diagnostics, Inc. (a)	7,111	431,140
Tenet Healthcare Corp. (b)	4,657	214,688
UnitedHealth Group, Inc.	45,900	3,005,532
Universal Health Services, Inc.	4,102	274,670
VCA Antech, Inc. (b)	3,986	103,995
WellPoint, Inc.	13,516	1,106,149

		15,970,267
Health Care Technology — 0.1%
Allscripts Healthcare Solutions, Inc. (b)	8,036	103,986
Cerner Corp. (b)	6,677	641,593

		745,579
Hotels, Restaurants & Leisure — 1.9%
Bally Technologies, Inc. (b)	1,724	97,268
Brinker International, Inc. (a)	3,175	125,190
Burger King Worldwide, Inc.	4,538	88,536
Carnival Corp.	18,798	644,583
Chipotle Mexican Grill, Inc. (b)	1,391	506,811
Choice Hotels International, Inc. (a)	1,238	49,136
Darden Restaurants, Inc.	5,855	295,560
Domino’s Pizza, Inc.	2,539	147,643
Dunkin’ Brands Group, Inc.	4,807	205,836
Hyatt Hotels Corp, Class A (b)	2,013	81,245
International Game Technology	11,718	195,808
Las Vegas Sands Corp.	17,589	930,986
Marriott International, Inc., Class A	10,479	423,037
McDonald’s Corp.	45,114	4,466,286
MGM Resorts International (b)	16,728	247,240
Norwegian Cruise Line Holdings Ltd. (b)	1,219	36,948
Panera Bread Co., Class A (b)	1,265	235,214
Penn National Gaming, Inc. (b)	3,065	162,016
Royal Caribbean Cruises Ltd.	7,363	245,482
SeaWorld Entertainment, Inc.	1,383	48,543
Six Flags Entertainment Corp.	2,984	104,918
Starbucks Corp.	33,691	2,206,424
Starwood Hotels & Resorts Worldwide, Inc.	8,755	553,229
The Wendy’s Co.	12,959	75,551
Wyndham Worldwide Corp.	6,114	349,904
Wynn Resorts Ltd. (a)	3,626	464,128
Yum! Brands, Inc.	20,242	1,403,580

		14,391,102
Household Durables — 0.5%
D.R. Horton, Inc. (a)	12,744	271,192
Garmin Ltd. (a)	5,530	199,965
Harman International Industries, Inc.	3,058	165,744
Jarden Corp. (b)	5,073	221,944
Leggett & Platt, Inc. (a)	6,446	200,406
Lennar Corp., Class A (a)	7,452	268,570
Mohawk Industries, Inc. (b)	2,733	307,435
Newell Rubbermaid, Inc.	12,982	340,778
NVR, Inc. (b)	225	207,450
PulteGroup, Inc. (b)	17,460	331,216
Taylor Morrison Home Corp., Class A (b)	1,446	35,253
Tempur-Pedic International, Inc. (b)	2,712	119,057
Toll Brothers, Inc. (b)	7,625	248,804

Common Stocks	Shares	Value
Household Durables (concluded)
Tupperware Brands Corp.	2,380	$184,902
Whirlpool Corp.	3,566	407,808

		3,510,524
Household Products — 1.9%
Church & Dwight Co., Inc.	6,218	383,713
The Clorox Co.	5,918	492,022
Colgate-Palmolive Co. (a)	41,973	2,404,633
Energizer Holdings, Inc.	2,796	281,026
Kimberly-Clark Corp. (a)	17,307	1,681,202
The Procter & Gamble Co.	123,333	9,495,408

		14,738,004
Independent Power Producers & Energy Traders — 0.1%
The AES Corp.	27,939	334,989
Calpine Corp. (b)	17,779	377,448
NRG Energy, Inc.	14,512	387,470

		1,099,907
Industrial Conglomerates — 2.1%
3M Co.	31,058	3,396,192
Carlisle Cos., Inc.	2,868	178,705
Danaher Corp.	26,945	1,705,619
General Electric Co.	465,299	10,790,284

		16,070,800
Insurance — 4.4%
ACE Ltd.	15,308	1,369,760
Aflac, Inc.	20,980	1,219,358
Alleghany Corp. (b)	755	289,399
Allied World Assurance Co. Holdings Ltd.	1,556	142,390
The Allstate Corp.	21,089	1,014,803
American Financial Group, Inc.	3,497	171,038
American International Group, Inc. (b)	66,445	2,970,091
American National Insurance Co.	332	33,024
Aon Plc	13,910	895,108
Arch Capital Group Ltd. (b)	5,988	307,843
Arthur J Gallagher & Co.	5,714	249,645
Aspen Insurance Holdings Ltd.	2,964	109,935
Assurant, Inc.	3,464	176,352
Assured Guaranty Ltd. (a)	7,586	167,347
Axis Capital Holdings Ltd.	5,374	246,022
Berkshire Hathaway, Inc., Class B (b)	80,983	9,063,617
Brown & Brown, Inc.	5,323	171,613
The Chubb Corp.	11,664	987,358
Cincinnati Financial Corp.	7,364	338,008
CNA Financial Corp.	1,194	38,948
Endurance Specialty Holdings Ltd.	1,939	99,762
Erie Indemnity Co., Class A (a)	1,117	89,014
Everest Re Group Ltd.	2,249	288,457
Fidelity National Financial, Inc., Class A	10,261	244,314
Genworth Financial, Inc., Class A (b)	22,189	253,176
The Hanover Insurance Group, Inc. (a)	1,980	96,881
Hartford Financial Services Group, Inc. (a)	20,529	634,757
HCC Insurance Holdings, Inc.	4,518	194,771
Kemper Corp.	2,142	73,363
Lincoln National Corp.	12,081	440,594
Loews Corp.	13,819	613,564
Markel Corp. (b)	621	327,236
Marsh & McLennan Cos., Inc.	24,799	989,976
MBIA, Inc. (b)	6,334	84,306

See Notes to Financial Statements.

BLACKROCK RUSSELL 1000® INDEX FUND	JUNE 30, 2013	21

Schedule of Investments (continued)	Russell 1000® Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Insurance (concluded)
Mercury General Corp. (a)	1,182	$51,961
MetLife, Inc.	40,241	1,841,428
Old Republic International Corp. (a)	11,654	149,987
PartnerRe Ltd.	2,605	235,909
Principal Financial Group, Inc.	13,204	494,490
ProAssurance Corp.	2,799	145,996
The Progressive Corp.	27,142	689,950
Protective Life Corp.	3,530	135,587
Prudential Financial, Inc.	20,880	1,524,866
Reinsurance Group of America, Inc.	3,262	225,437
RenaissanceRe Holdings Ltd.	2,013	174,708
StanCorp Financial Group, Inc. (a)	1,988	98,227
Torchmark Corp.	4,162	271,113
The Travelers Cos., Inc.	16,939	1,353,765
Unum Group	12,012	352,792
Validus Holdings Ltd.	4,704	169,908
White Mountains Insurance Group Ltd.	279	160,408
WR Berkley Corp. (a)	4,879	199,356
XL Group Plc	13,134	398,223

		33,065,941
Internet & Catalog Retail — 1.1%
Amazon.com, Inc. (b)	16,547	4,594,936
Expedia, Inc.	4,803	288,900
Groupon, Inc. (b)	18,944	161,024
HomeAway, Inc. (b)	2,555	82,629
Liberty Interactive Corp., Series A (b)	23,836	548,466
Liberty Ventures, Series A (b)	1,655	140,692
NetFlix, Inc. (b)	2,261	477,274
priceline.com, Inc. (b)	2,322	1,920,596
TripAdvisor, Inc. (b)	5,050	307,394

		8,521,911
Internet Software & Services — 2.5%
Akamai Technologies, Inc. (b)	7,996	340,230
AOL, Inc. (a)(b)	3,505	127,862
eBay, Inc. (b)	58,408	3,020,862
Equinix, Inc. (b)	2,223	410,633
Facebook, Inc. (b)	76,683	1,906,339
Google, Inc., Class A (b)	12,136	10,684,170
IAC/InterActiveCorp	3,360	159,802
LinkedIn Corp. (b)	4,073	726,216
Pandora Media, Inc. (b)	5,838	107,419
Rackspace Hosting, Inc. (b)	5,095	193,050
VeriSign, Inc. (b)	6,417	286,583
Yahoo!, Inc. (b)	42,705	1,072,322

		19,035,488
IT Services — 3.5%
Accenture Plc, Class A	28,919	2,081,011
Alliance Data Systems Corp. (b)	2,213	400,619
Amdocs Ltd.	7,244	268,680
Automatic Data Processing, Inc.	21,835	1,503,558
Booz Allen Hamilton Holding Corp. (a)	1,409	24,488
Broadridge Financial Solutions, Inc. (a)	5,455	144,994
Cognizant Technology Solutions Corp., Class A (b)	13,573	849,806
Computer Sciences Corp.	6,760	295,885
CoreLogic, Inc. (b)	4,297	99,561
DST Systems, Inc.	1,519	99,236
Fidelity National Information Services, Inc.	13,200	565,488
Fiserv, Inc. (b)	5,992	523,761

Common Stocks	Shares	Value
IT Services (concluded)
FleetCor Technologies, Inc. (b)	3,060	$248,778
Gartner, Inc. (b)	4,209	239,871
Genpact Ltd.	7,585	145,935
Global Payments, Inc. (a)	3,430	158,878
International Business Machines Corp.	46,845	8,952,548
Jack Henry & Associates, Inc.	3,875	182,629
Lender Processing Services, Inc.	3,944	127,588
MasterCard, Inc., Class A	5,259	3,021,296
NeuStar, Inc., Class A (b)	2,856	139,030
Paychex, Inc. (a)	14,639	534,616
SAIC, Inc. (a)	13,183	183,639
Teradata Corp. (b)	7,353	369,341
Total System Services, Inc.	7,377	180,589
Vantiv, Inc., Class A (b)	3,951	109,048
VeriFone Systems, Inc. (b)	4,920	82,705
Visa, Inc., Class A (a)	23,510	4,296,453
The Western Union Co.	25,070	428,948

		26,258,979
Leisure Equipment & Products — 0.2%
Hasbro, Inc. (a)	5,164	231,502
Mattel, Inc.	15,552	704,661
Polaris Industries, Inc. (a)	2,914	276,830

		1,212,993
Life Sciences Tools & Services — 0.6%
Agilent Technologies, Inc.	15,622	667,997
Bio-Rad Laboratories, Inc., Class A (b)	922	103,448
Bruker Corp. (b)	4,951	79,959
Charles River Laboratories International, Inc. (b)	2,189	89,815
Covance, Inc. (b)	2,524	192,177
Illumina, Inc. (a)(b)	5,590	418,356
Life Technologies Corp. (b)	7,743	573,059
Mettler-Toledo International, Inc. (b)	1,358	273,230
PerkinElmer, Inc.	5,037	163,702
QIAGEN NV (a)(b)	10,531	209,672
Techne Corp. (a)	1,648	113,844
Thermo Fisher Scientific, Inc. (a)	16,151	1,366,859
Waters Corp. (b)	3,856	385,793

		4,637,911
Machinery — 2.0%
AGCO Corp.	4,379	219,782
Caterpillar, Inc. (a)	29,596	2,441,374
CNH Global NV (a)	1,381	57,532
Colfax Corp. (b)	3,861	201,197
Crane Co.	2,182	130,745
Cummins, Inc.	8,538	926,031
Deere & Co. (a)	17,462	1,418,788
Donaldson Co., Inc.	6,605	235,534
Dover Corp.	7,700	597,982
Flowserve Corp.	6,570	354,846
Gardner Denver, Inc.	2,214	166,449
Graco, Inc. (a)	2,752	173,954
Harsco Corp.	3,619	83,925
IDEX Corp.	3,700	199,097
Illinois Tool Works, Inc.	16,997	1,175,683
Ingersoll-Rand Plc	13,450	746,744
ITT Corp.	4,045	118,963
Joy Global, Inc. (a)	4,775	231,731
Kennametal, Inc. (a)	3,543	137,575

See Notes to Financial Statements.

22	BLACKROCK RUSSELL 1000® INDEX FUND	JUNE 30, 2013

Schedule of Investments (continued)	Russell 1000® Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Machinery (concluded)
Lincoln Electric Holdings, Inc. (a)	3,738	$214,075
The Manitowoc Co., Inc.	5,984	107,173
Navistar International Corp. (b)	2,513	69,761
Nordson Corp.	2,890	200,306
Oshkosh Corp. (b)	3,959	150,323
PACCAR, Inc. (a)	15,917	854,106
Pall Corp.	5,008	332,681
Parker Hannifin Corp.	6,716	640,706
Pentair Ltd.	9,194	530,402
Snap-on, Inc.	2,622	234,354
SPX Corp. (a)	2,106	151,590
Stanley Black & Decker, Inc.	7,291	563,594
Terex Corp. (b)	5,026	132,184
Timken Co.	3,886	218,704
Toro Co.	2,604	118,248
Trinity Industries, Inc. (a)	3,564	137,000
Valmont Industries, Inc.	1,207	172,710
WABCO Holdings, Inc. (b)	2,627	196,211
Wabtec Corp.	4,329	231,298
Xylem, Inc.	8,338	224,626

		15,097,984
Marine — 0.0%
Kirby Corp. (b)	2,569	204,338
Media — 3.8%
AMC Networks, Inc., Class A (b)	2,710	177,261
Cablevision Systems Corp., New York Group, Class A	8,768	147,478
CBS Corp., Class B	27,611	1,349,350
Charter Communications, Inc., Class A (b)	2,982	369,321
Cinemark Holdings, Inc.	5,160	144,067
Clear Channel Outdoor Holdings, Inc., Class A (b)	2,092	15,606
Comcast Corp, Class A	118,076	4,945,023
DIRECTV (b)	23,493	1,447,639
Discovery Communications, Inc., Class A (b)	11,018	850,700
DISH Network Corp., Class A	9,393	399,390
DreamWorks Animation SKG, Inc., Class A (b)	3,338	85,653
Gannett Co., Inc.	10,300	251,938
The Interpublic Group of Cos., Inc.	19,308	280,931
John Wiley & Sons, Inc., Class A (a)	2,047	82,064
Lamar Advertising Co. (b)	3,556	154,330
Liberty Global Plc, Class A (a)(b)	16,707	1,237,655
Liberty Media Corp., Class A (b)	4,542	575,744
Lions Gate Entertainment Corp. (b)	3,650	100,265
Madison Square Garden, Inc., Class A (b)	2,760	163,530
Morningstar, Inc. (a)	930	72,149
News Corp, Class A	89,426	2,915,288
Omnicom Group, Inc.	11,636	731,555
Regal Entertainment Group, Class A (a)	3,730	66,767
Scripps Networks Interactive, Inc., Class A	4,941	329,861
Sirius XM Radio, Inc. (a)	138,798	464,973
Starz — Liberty Capital (b)	5,246	115,937
Thomson Reuters Corp. (a)	16,800	547,176
Time Warner Cable, Inc.	13,093	1,472,701
Time Warner, Inc.	41,947	2,425,376
Viacom, Inc., Class B	21,821	1,484,919
The Walt Disney Co.	81,041	5,117,739
The Washington Post Co., Class B (a)	196	94,819

		28,617,205

Common Stocks	Shares	Value
Metals & Mining — 0.6%
Alcoa, Inc. (a)	48,122	$376,314
Allegheny Technologies, Inc. (a)	4,829	127,051
Carpenter Technology Corp. (a)	2,092	94,286
Cliffs Natural Resources, Inc. (a)	6,889	111,946
Compass Minerals International, Inc. (a)	1,492	126,119
Freeport-McMoRan Copper & Gold, Inc.	46,544	1,285,080
Newmont Mining Corp.	22,154	663,512
Nucor Corp.	14,300	619,476
Reliance Steel & Aluminum Co.	3,458	226,707
Royal Gold, Inc. (a)	2,865	120,559
Southern Copper Corp. (a)	7,103	196,185
Steel Dynamics, Inc. (a)	9,977	148,757
Tahoe Resources, Inc. (b)	3,903	55,228
United States Steel Corp. (a)	6,525	114,383

		4,265,603
Multi-Utilities — 1.1%
Alliant Energy Corp.	4,991	251,646
Ameren Corp.	10,918	376,016
Centerpoint Energy, Inc. (a)	19,283	452,958
CMS Energy Corp.	12,023	326,665
Consolidated Edison, Inc.	13,180	768,526
Dominion Resources, Inc.	25,996	1,477,093
DTE Energy Co.	7,834	524,956
Integrys Energy Group, Inc.	3,564	208,601
MDU Resources Group, Inc.	8,497	220,157
NiSource, Inc.	14,022	401,590
PG&E Corp.	19,907	910,347
Public Service Enterprise Group, Inc.	22,768	743,603
SCANA Corp.	6,286	308,642
Sempra Energy	10,963	896,335
TECO Energy, Inc. (a)	9,819	168,789
Vectren Corp.	3,704	125,306
Wisconsin Energy Corp.	10,292	421,869

		8,583,099
Multiline Retail — 0.7%
Big Lots, Inc. (b)	2,620	82,609
Dillard’s, Inc., Class A (a)	1,215	99,594
Dollar General Corp. (b)	14,733	742,985
Dollar Tree, Inc. (b)	10,072	512,060
Family Dollar Stores, Inc. (a)	4,332	269,927
J.C. Penney Co., Inc. (a)(b)	7,722	131,892
Kohl’s Corp.	9,990	504,595
Macy’s, Inc.	17,266	828,768
Nordstrom, Inc.	6,526	391,168
Sears Holdings Corp. (a)(b)	1,960	82,477
Target Corp.	28,876	1,988,401

		5,634,476
Office Electronics — 0.1%
Xerox Corp.	55,255	501,163
Zebra Technologies Corp., Class A (b)	2,291	99,521

		600,684
Oil, Gas & Consumable Fuels — 7.9%
Anadarko Petroleum Corp.	22,566	1,939,096
Apache Corp.	17,633	1,478,174
Cabot Oil & Gas Corp.	9,484	673,554
Cheniere Energy, Inc. (b)	10,875	301,890
Chesapeake Energy Corp. (a)	26,072	531,347

See Notes to Financial Statements.

BLACKROCK RUSSELL 1000® INDEX FUND	JUNE 30, 2013	23

Schedule of Investments (continued)	Russell 1000® Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Oil, Gas & Consumable Fuels (concluded)
Chevron Corp.	87,232	$10,323,035
Cimarex Energy Co.	3,901	253,526
Cobalt International Energy, Inc. (b)	12,407	329,654
Concho Resources, Inc. (b)	4,709	394,238
ConocoPhillips	55,019	3,328,650
CONSOL Energy, Inc.	10,280	278,588
Continental Resources, Inc. (b)	1,920	165,235
CVR Energy, Inc.	712	33,749
Denbury Resources, Inc. (b)	16,792	290,838
Devon Energy Corp.	18,270	947,848
Energen Corp.	3,244	169,531
EOG Resources, Inc.	12,243	1,612,158
EQT Corp.	6,775	537,732
Exxon Mobil Corp.	200,084	18,077,589
Golar LNG Ltd. (a)	1,963	62,600
Gulfport Energy Corp. (b)	3,491	164,321
Hess Corp.	13,807	918,027
HollyFrontier Corp.	9,140	391,009
Kinder Morgan, Inc.	29,814	1,137,404
Kosmos Energy Ltd. (b)	4,590	46,634
Laredo Petroleum Holdings, Inc. (b)	1,764	36,268
Marathon Oil Corp.	31,896	1,102,964
Marathon Petroleum Corp.	14,615	1,038,542
Murphy Oil Corp. (a)	8,594	523,289
Newfield Exploration Co. (b)	6,071	145,036
Noble Energy, Inc.	16,138	968,926
Oasis Petroleum, Inc. (b)	4,222	164,109
Occidental Petroleum Corp.	36,253	3,234,855
PBF Energy, Inc. (a)	1,058	27,402
Peabody Energy Corp.	12,133	177,627
Phillips 66	27,865	1,641,527
Pioneer Natural Resources Co. (a)	6,149	890,068
QEP Resources, Inc.	8,047	223,546
Range Resources Corp. (a)	7,338	567,374
SandRidge Energy, Inc. (a)(b)	22,293	106,115
SM Energy Co.	2,990	179,340
Southwestern Energy Co. (b)	15,818	577,832
Spectra Energy Corp.	30,126	1,038,142
Teekay Corp.	1,718	69,802
Tesoro Corp.	6,112	319,780
Ultra Petroleum Corp. (a)(b)	6,870	136,163
Valero Energy Corp.	24,541	853,291
Whiting Petroleum Corp. (b)	5,302	244,369
The Williams Cos., Inc.	30,734	997,933
World Fuel Services Corp. (a)	3,243	129,655
WPX Energy, Inc. (b)	9,047	171,350

		59,951,732
Paper & Forest Products — 0.1%
Domtar Corp.	1,486	98,819
International Paper Co.	20,028	887,441

		986,260
Personal Products — 0.2%
Avon Products, Inc.	19,489	409,854
The Estee Lauder Cos., Inc., Class A	10,422	685,455
Herbalife Ltd. (a)	3,836	173,157
Nu Skin Enterprises, Inc. (a)	2,636	161,112

		1,429,578

Common Stocks	Shares	Value
Pharmaceuticals — 5.2%
AbbVie, Inc.	71,267	$2,946,178
Actavis, Inc. (b)	6,002	757,572
Allergan, Inc.	13,338	1,123,593
Bristol-Myers Squibb Co.	73,914	3,303,217
Eli Lilly & Co.	44,606	2,191,047
Endo Health Solutions, Inc. (b)	5,051	185,826
Forest Laboratories, Inc. (b)	12,000	492,000
Hospira, Inc. (b)	7,447	285,295
Jazz Pharmaceuticals Plc (b)	2,340	160,828
Johnson & Johnson	126,403	10,852,962
Merck & Co., Inc.	135,881	6,311,672
Mylan, Inc. (b)	17,149	532,133
Perrigo Co. (a)	4,232	512,072
Pfizer, Inc.	300,950	8,429,610
Salix Pharmaceuticals Ltd. (b)	2,753	182,111
Warner Chilcott Plc, Class A	11,314	224,922
Zoetis, Inc.	22,497	694,932

		39,185,970
Professional Services — 0.3%
The Dun & Bradstreet Corp. (a)	1,798	175,215
Equifax, Inc.	5,424	319,636
IHS, Inc., Class A (b)	2,962	309,173
Manpower, Inc.	3,471	190,211
Nielsen Holdings NV	9,842	330,593
Robert Half International, Inc.	6,279	208,651
Towers Watson & Co., Class A	2,939	240,822
Verisk Analytics, Inc., Class A (b)	6,818	407,035

		2,181,336
Real Estate Investment Trusts (REITs) — 3.1%
Alexandria Real Estate Equities, Inc.	3,206	210,698
American Campus Communities, Inc.	4,706	191,346
American Capital Agency Corp.	17,840	410,142
American Tower Corp.	17,797	1,302,207
Annaly Capital Management, Inc.	42,631	535,872
Apartment Investment & Management Co., Class A	6,600	198,264
AvalonBay Communities, Inc.	5,825	785,851
BioMed Realty Trust, Inc.	8,378	169,487
Boston Properties, Inc.	6,835	720,887
Brandywine Realty Trust (a)	6,975	94,302
BRE Properties, Inc.	3,451	172,619
Camden Property Trust	3,815	263,769
CBL & Associates Properties, Inc.	7,359	157,630
Chimera Investment Corp. (a)	46,167	138,501
CommonWealth REIT	5,298	122,490
Corporate Office Properties Trust	3,826	97,563
Corrections Corp. of America (a)	5,183	175,548
DDR Corp. (a)	11,881	197,819
Digital Realty Trust, Inc. (a)	5,779	352,519
Douglas Emmett, Inc.	6,438	160,628
Duke Realty Corp.	14,475	225,665
Equity Lifestyle Properties, Inc.	1,883	147,985
Equity Residential	16,214	941,385
Essex Property Trust, Inc.	1,710	271,753
Extra Space Storage, Inc.	4,973	208,518
Federal Realty Investment Trust	2,940	304,819
General Growth Properties, Inc.	26,776	532,039
Hatteras Financial Corp. (a)	4,432	109,204
HCP, Inc.	20,452	929,339
Health Care REIT, Inc.	12,805	858,319

See Notes to Financial Statements.

24	BLACKROCK RUSSELL 1000® INDEX FUND	JUNE 30, 2013

Schedule of Investments (continued)	Russell 1000® Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Real Estate Investment Trusts (REITs) (concluded)
Healthcare Trust of America, Inc., Class A	5,053	$56,745
Home Properties, Inc.	2,372	155,058
Hospitality Properties Trust	6,283	165,117
Host Hotels & Resorts, Inc. (a)	33,538	565,786
Kilroy Realty Corp.	3,400	180,234
Kimco Realty Corp.	18,394	394,183
Liberty Property Trust (a)	4,837	178,776
The Macerich Co.	6,195	377,709
Mack-Cali Realty Corp.	3,918	95,952
MFA Financial, Inc.	16,287	137,625
Mid-America Apartment Communities, Inc. (a)	1,929	130,728
National Retail Properties, Inc. (a)	5,339	183,662
OMEGA Healthcare Investors, Inc.	5,241	162,576
Piedmont Office Realty Trust, Inc., Class A (a)	7,544	134,887
Plum Creek Timber Co., Inc.	7,349	342,978
Post Properties, Inc.	2,451	121,300
Prologis, Inc.	22,420	845,682
Public Storage	6,443	987,905
Rayonier, Inc.	5,679	314,560
Realty Income Corp.	8,570	359,254
Regency Centers Corp.	4,134	210,049
Retail Properties of America, Inc., Class A	6,057	86,494
Senior Housing Properties Trust	8,463	219,446
Simon Property Group, Inc.	13,240	2,090,861
SL Green Realty Corp.	3,823	337,150
Starwood Property Trust, Inc.	7,496	185,526
Tanger Factory Outlet Centers	4,284	143,343
Taubman Centers, Inc.	2,508	188,476
Two Harbors Investment Corp.	16,436	168,469
UDR, Inc.	10,808	275,496
Ventas, Inc.	13,192	916,316
Vornado Realty Trust	8,412	696,934
Weingarten Realty Investors (a)	5,450	167,697
Weyerhaeuser Co.	24,660	702,563
WP Carey, Inc.	2,591	171,446

		23,438,151
Real Estate Management & Development — 0.1%
CBRE Group, Inc., Class A (b)	12,556	293,308
Forest City Enterprises, Inc., Class A (b)	7,130	127,698
The Howard Hughes Corp. (b)	1,781	199,632
Jones Lang LaSalle, Inc.	1,992	181,551
Realogy Holdings Corp. (b)	5,414	260,089
The St Joe Co. (a)(b)	2,168	45,637

		1,107,915
Road & Rail — 1.0%
AMERCO	332	53,751
Avis Budget Group, Inc. (b)	4,863	139,811
Con-way, Inc.	2,545	99,153
CSX Corp.	45,988	1,066,462
Genesee & Wyoming, Inc., Class A (b)	1,953	165,693
Hertz Global Holdings, Inc. (b)	15,602	386,930
JB Hunt Transport Services, Inc.	4,121	297,701
Kansas City Southern (a)	4,958	525,350
Landstar System, Inc.	2,089	107,583
Norfolk Southern Corp.	14,179	1,030,104
Old Dominion Freight Line, Inc. (b)	3,204	133,350
Ryder System, Inc. (a)	2,340	142,249
Union Pacific Corp.	21,005	3,240,651

		7,388,788

Common Stocks	Shares	Value
Semiconductors & Semiconductor Equipment — 2.0%
Advanced Micro Devices, Inc. (b)	27,267	$111,249
Altera Corp.	14,406	475,254
Analog Devices, Inc.	13,877	625,298
Applied Materials, Inc.	54,071	806,199
Atmel Corp. (b)	19,288	141,767
Avago Technologies Ltd.	11,098	414,843
Broadcom Corp., Class A	25,707	867,868
Cree, Inc. (b)	5,318	339,608
Fairchild Semiconductor International, Inc. (b)	5,724	78,991
First Solar, Inc. (b)	2,752	123,097
Freescale Semiconductor Holdings I Ltd. (b)	2,570	34,824
Intel Corp. (a)	223,692	5,417,820
KLA-Tencor Corp.	7,465	416,024
Lam Research Corp. (b)	7,322	324,658
Linear Technology Corp.	10,530	387,925
LSI Corp. (b)	24,729	176,565
Marvell Technology Group Ltd.	17,755	207,911
Maxim Integrated Products, Inc.	13,098	363,862
Microchip Technology, Inc. (a)	8,883	330,892
Micron Technology, Inc. (b)	46,385	664,697
NVIDIA Corp. (a)	26,006	364,864
ON Semiconductor Corp. (b)	20,284	163,895
Silicon Laboratories, Inc. (b)	1,910	79,093
Skyworks Solutions, Inc. (b)	8,633	188,976
Teradyne, Inc. (a)(b)	8,619	151,436
Texas Instruments, Inc.	49,911	1,740,397
Xilinx, Inc. (a)	11,874	470,329

		15,468,342
Software — 3.6%
Activision Blizzard, Inc.	19,276	274,876
Adobe Systems, Inc. (b)	22,613	1,030,248
ANSYS, Inc. (b)	4,194	306,581
Autodesk, Inc. (b)	10,098	342,726
BMC Software, Inc. (b)	6,458	291,514
CA, Inc.	14,756	422,464
Cadence Design Systems, Inc. (b)	12,765	184,837
Citrix Systems, Inc. (b)	8,420	507,979
Compuware Corp.	9,604	99,401
Concur Technologies, Inc. (b)	2,105	171,305
Electronic Arts, Inc. (b)	13,656	313,678
FactSet Research Systems, Inc. (a)	1,979	201,739
Fortinet, Inc. (b)	6,130	107,275
Informatica Corp. (b)	4,863	170,108
Intuit, Inc.	13,360	815,361
MICROS Systems, Inc. (b)	3,540	152,751
Microsoft Corp.	375,808	12,976,650
NetSuite, Inc. (b)	1,581	145,041
Nuance Communications, Inc. (b)	11,787	216,645
Oracle Corp.	159,767	4,908,042
Red Hat, Inc. (b)	8,532	408,000
Rovi Corp. (b)	4,679	106,868
Salesforce.com, Inc. (b)	26,547	1,013,564
ServiceNow, Inc. (a)(b)	3,563	143,910
SolarWinds, Inc. (b)	2,959	114,839
Solera Holdings, Inc.	3,100	172,515
Splunk, Inc. (b)	4,627	214,508
Symantec Corp.	31,348	704,390
Synopsys, Inc. (b)	6,919	247,354
Tableau Software, Inc., Class A (b)	432	23,941

See Notes to Financial Statements.

BLACKROCK RUSSELL 1000® INDEX FUND	JUNE 30, 2013	25

Schedule of Investments (continued)	Russell 1000® Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Software (concluded)
TIBCO Software, Inc. (b)	7,384	$158,018
VMware, Inc., Class A (b)	3,848	257,778
Workday, Inc., Class A (b)	1,673	107,223
Zynga, Inc., Class A (b)	26,402	73,398

		27,385,527
Specialty Retail — 2.4%
Aaron’s, Inc.	3,392	95,010
Abercrombie & Fitch Co., Class A	3,524	159,461
Advance Auto Parts, Inc.	3,283	266,481
American Eagle Outfitters, Inc.	8,670	158,314
Ascena Retail Group, Inc. (b)	5,769	100,669
AutoNation, Inc. (a)(b)	2,297	99,667
AutoZone, Inc. (b)	1,596	676,209
Bed Bath & Beyond, Inc. (b)	9,836	697,372
Best Buy Co., Inc.	12,329	336,952
Cabela’s, Inc. (b)	2,146	138,975
CarMax, Inc. (b)	10,105	466,447
Chico’s FAS, Inc.	7,300	124,538
CST Brands, Inc. (a)(b)	2,714	83,618
Dick’s Sporting Goods, Inc.	4,431	221,816
DSW, Inc., Class A	1,608	118,140
Foot Locker, Inc.	6,756	237,338
GameStop Corp., Class A	5,364	225,449
The Gap, Inc.	12,563	524,254
GNC Holdings, Inc., Class A	4,434	196,027
Guess?, Inc. (a)	2,670	82,850
The Home Depot, Inc.	65,735	5,092,491
L Brands, Inc.	10,801	531,949
Lowe’s Cos., Inc.	48,982	2,003,364
O’Reilly Automotive, Inc. (b)	4,971	559,834
PetSmart, Inc. (a)	4,642	310,968
Ross Stores, Inc.	9,891	641,036
Sally Beauty Holdings, Inc. (b)	7,654	238,039
Signet Jewelers Ltd.	3,639	245,378
Staples, Inc.	29,876	473,833
Tiffany & Co.	5,027	366,167
The TJX Cos., Inc.	32,389	1,621,393
Tractor Supply Co.	3,140	369,295
Ulta Salon Cosmetics & Fragrance, Inc. (b)	2,862	286,658
Urban Outfitters, Inc. (b)	4,845	194,866
Williams-Sonoma, Inc. (a)	4,404	246,140

		18,190,998
Textiles, Apparel & Luxury Goods — 0.8%
Carter’s, Inc.	2,672	197,915
Coach, Inc. (a)	12,644	721,846
Deckers Outdoor Corp. (b)	1,550	78,291
Fossil Group, Inc. (b)	2,314	239,059
Hanesbrands, Inc. (a)	4,440	228,305
Michael Kors Holdings Ltd. (b)	9,075	562,832
NIKE, Inc., Class B	31,874	2,029,736
PVH Corp.	3,650	456,433
Ralph Lauren Corp.	2,700	469,098
Under Armour, Inc., Class A (a)(b)	3,775	225,405
VF Corp. (a)	3,940	760,656

		5,969,576
Thrifts & Mortgage Finance — 0.1%
Hudson City Bancorp, Inc.	23,778	217,807
Nationstar Mortgage Holdings, Inc. (b)	975	36,504

Common Stocks	Shares	Value
Thrifts & Mortgage Finance (concluded)
New York Community Bancorp, Inc. (a)	19,838	$277,732
Ocwen Financial Corp. (b)	4,674	192,662
People’s United Financial, Inc. (a)	14,883	221,757
TFS Financial Corp. (b)	3,456	38,707
Washington Federal, Inc.	4,688	88,509

		1,073,678
Tobacco — 1.4%
Altria Group, Inc.	90,389	3,162,711
Lorillard, Inc.	16,999	742,516
Philip Morris International, Inc.	73,597	6,374,972
Reynolds American, Inc.	14,183	686,032

		10,966,231
Trading Companies & Distributors — 0.3%
Air Lease Corp.	3,170	87,460
Fastenal Co.	13,350	612,097
GATX Corp. (a)	2,090	99,129
MRC Global, Inc. (b)	3,751	103,603
MSC Industrial Direct Co., Inc. (a)	2,133	165,222
United Rentals, Inc. (b)	4,225	210,870
W.W. Grainger, Inc.	2,650	668,277
WESCO International, Inc. (b)	1,991	135,308

		2,081,966
Water Utilities — 0.1%
American Water Works Co., Inc.	8,019	330,624
Aqua America, Inc. (a)	6,332	198,128

		528,752
Wireless Telecommunication Services — 0.3%
Clearwire Corp, Class A (b)	24,894	123,972
Crown Castle International Corp. (b)	13,219	956,923
SBA Communications Corp, Class A (b)	5,748	426,042
Sprint Nextel Corp. (b)	109,173	766,395
T-Mobile US, Inc. (b)	7,752	192,327
Telephone & Data Systems, Inc.	4,236	104,417
United States Cellular Corp. (a)	576	21,134

		2,591,210

Investment Companies
United States — 0.8%
iShares Russell 1000 ETF (a)(c)	65,786	5,872,716
Total Long-Term Investments (Cost — $658,398,858) — 98.5%		747,010,574

Short-Term Securities
Money Market Funds — 9.4%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.16% (c)(d)(e)	63,781,016	63,781,016
BlackRock Cash Funds: Prime, SL Agency Shares, 0.15% (c)(d)(e)	7,334,842	7,334,842

		71,115,858

See Notes to Financial Statements.

26	BLACKROCK RUSSELL 1000® INDEX FUND	JUNE 30, 2013

Schedule of Investments (continued)	Russell 1000® Index Master Portfolio (Percentages shown are based on Net Assets)

Short-Term Securities	Par (000)	Value
US Treasury Obligations — 0.2%
US Treasury Bills, 0.04%, 9/19/13 (f)(g)	$1,118	$1,117,898
Total Short-Term Securities (Cost — $72,233,756) — 9.6%		72,233,756
Total Investments (Cost — $730,632,614*) — 108.1%		819,244,330
Liabilities in Excess of Other Assets — (8.1)%		(61,027,743)

Net Assets — 100.0%		$758,216,587

Notes to Schedule of Investments

*	As of June 30, 2013, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$733,871,031

Gross unrealized appreciation	$97,642,243
Gross unrealized depreciation	(12,268,944)

Net unrealized appreciation	$85,373,299

(a)	Security, or a portion of security, is on loan.

(b)	Non-income producing security

(c)	Investments in issuers considered to be an affiliate of the Master Portfolio during the six months ended June 30, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2012	Shares Purchased		Shares Sold	Shares Held at June 30, 2013	Value at June 30, 2013	Income	Realized Gain
BlackRock Cash Funds:
Institutional, SL Agency Shares	42,319,496	21,461,520	[1]	—	63,781,016	$63,781,016	$87,937	—
BlackRock Cash Funds:
Prime, SL Agency Shares	7,785,846	—		(451,004)[1]	7,334,842	$7,334,842	$11,893	—
BlackRock, Inc.	3,688	2,494		(390)	5,792	$1,487,675	$18,845	$31,271
iShares Russell 1000 ETF	86,286	4,500		(25,000)	65,786	$5,872,716	$23,984	$71,180
PNC Financial Services Group, Inc.	15,313	10,358		(1,847)	23,824	$1,737,246	$16,738	$14,261

[1]	Represents net shares activity.

(d)	All or a portion of security was purchased with the cash collateral from loaned securities.

(e)	Represents the current yield as of report date.

(f)	All or a portion of security has been pledged as collateral in connection with open financial futures contracts.

(g)	Rate shown is the yield to maturity as of the date of purchase.

For Master Portfolio compliance purposes, the Master Portfolio‘s sector and industry classifications refer to any one or more of the sector and industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Master Portfolio management. This definition may not apply for purposes of this report, which may combine sector and industry sub-classifications for reporting ease.

•	Financial futures contracts as of June 30, 2013 were as follows:

Contracts Purchased	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
118	S&P 500 E-Mini Index	Chicago Mercantile	September 2013	$9,435,870	$(145,392)
9	S&P MidCap 400 E-Mini Index	Chicago Mercantile	September 2013	$1,042,110	(8,314)
Total					$(153,706)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Master Portfolio has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

See Notes to Financial Statements.

BLACKROCK RUSSELL 1000® INDEX FUND	JUNE 30, 2013	27

Schedule of Investments (concluded)	Russell 1000® Index Master Portfolio

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Master Portfolio’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Master Portfolio’s investments and derivative financial instruments categorized in the disclosure hierarchy as of June 30, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]:
Common Stocks	$740,744,405	$393,453	—	$741,137,858
Investment Companies	5,872,716	—	—	5,872,716
Short-Term Securities:
Money Market Funds	71,115,858	—	—	71,115,858
US Treasury Obligations	—	1,117,898	—	1,117,898

Total	$817,732,979	$1,511,351	—	$819,244,330

[1] See above Schedule of Investments for values in each industry.

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Equity contracts	$(153,706)	—	—	$(153,706)

[2]	Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

Certain of the Master Portfolio’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of June 30, 2013, collateral on securities loaned at value of $50,571,758 is categorized as Level 2 within the disclosure hierarchy.

There were no transfers between levels during the six months ended June 30, 2013.

See Notes to Financial Statements.

28	BLACKROCK RUSSELL 1000® INDEX FUND	JUNE 30, 2013

Statement of Assets and Liabilities	Russell 1000® Index Master Portfolio

June 30, 2013 (Unaudited)

Assets
Investments at value — unaffiliated (including securities loaned of $48,828,188) (cost — $651,839,034)	$739,030,835
Investments at value — affiliated (cost — $78,793,580)	80,213,495
Investments sold receivable	17,506,595
Dividends receivable	915,422
Securities lending income receivable — affiliated	11,399
Prepaid expenses	120

Total assets	837,677,866

Liabilities
Collateral on securities loaned at value	50,571,758
Investments purchased payable	17,453,527
Withdrawals payable to investors	11,268,295
Variation margin payable	96,483
Investment advisory fees payable	31,427
Professional fees payable	25,759
Custodian fees payable	10,294
Printing fees payable	1,024
Trustees’ fees payable	300
Other accrued expenses payable	2,412

Total liabilities	79,461,279

Net Assets	$758,216,587

Net Assets Consist of
Investors’ capital	$669,758,576
Net unrealized appreciation/depreciation	88,458,011

Net Assets	$758,216,587

See Notes to Financial Statements.

BLACKROCK RUSSELL 1000® INDEX FUND	JUNE 30, 2013	29

Statement of Operations	Russell 1000® Index Master Portfolio

Six Months Ended June 30, 2013 (Unaudited)

Investment Income
Dividends — unaffiliated	$6,564,600
Foreign taxes withheld	(3,517)
Dividends — affiliated	59,567
Securities lending — affiliated — net	81,999
Income — affiliated	17,831
Interest	243

Total income	6,720,723

Expenses
Investment advisory	164,862
Custodian	51,991
Professional	19,388
Independent Trustees	10,463
Printing	29
Miscellaneous	225

Total expenses	246,958

Net investment income	6,473,765

Realized and Unrealized Gain (Loss)
Net realized gain from:
Investments — unaffiliated	10,251,033
Investments — affiliated	116,712
Financial futures contracts	1,897,166

12,264,911

Net change in unrealized appreciation/depreciation on:
Investments	58,772,928
Financial futures contracts	(204,929)

58,567,999

Total realized and unrealized gain	70,832,910

Net Increase in Net Assets Resulting from Operations	$77,306,675

See Notes to Financial Statements.

30	BLACKROCK RUSSELL 1000® INDEX FUND	JUNE 30, 2013

Statements of Changes in Net Assets	Russell 1000® Index Master Portfolio

Increase in Net Assets:	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012

Operations
Net investment income	$6,473,765	$6,203,360
Net realized gain	12,264,911	250,730
Net change in unrealized appreciation/depreciation	58,567,999	32,265,373

Net increase in net assets resulting from operations	77,306,675	38,719,463

Capital Transactions
Proceeds from contributions	386,064,962	418,927,430
Value of withdrawals	(145,247,336)	(74,435,787)

Net increase in net assets derived from capital transactions	240,817,626	344,491,643

Net Assets
Total increase in net assets	318,124,301	383,211,106
Beginning of period	440,092,286	56,881,180

End of period	$758,216,587	$440,092,286

See Notes to Financial Statements.

BLACKROCK RUSSELL 1000® INDEX FUND	JUNE 30, 2013	31

Financial Highlights	Russell 1000® Index Master Portfolio

	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31, 2012	Period March 31, 2011[1] to December 31, 2011

Total Investment Return
Total investment return	13.80%	[2]	16.39%	(4.68)%[2]

Ratios to Average Net Assets
Total expenses	0.07%	[3]	0.09%	0.40%	[3,4]

Total expenses after fees waived	0.07%	[3]	0.09%	0.16%	[3]

Net investment income	1.96%	[3]	2.30%	2.04%	[3]

Supplemental Data
Net assets, end of period (000)	$758,217		$440,092	$56,881

Portfolio turnover	13%		16%	9%

[1]	Commencement of operations.

[2]	Aggregate total investment return.

[3]	Annualized.

[4]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 0.40%.

See Notes to Financial Statements.

32	BLACKROCK RUSSELL 1000® INDEX FUND	JUNE 30, 2013

Notes to Financial Statements (Unaudited)	Russell 1000® Index Master Portfolio

1. Organization:

Russell 1000® Index Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio (“MIP”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. MIP is organized as a Delaware statutory trust.

2. Significant Accounting Policies:

The Master Portfolio’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates. The following is a summary of significant accounting policies followed by the Master Portfolio:

Valuation: US GAAP defines fair value as the price the Master Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master Portfolio determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees of MIP (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Master Portfolio for all financial instruments.

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Financial futures contracts traded on exchanges are valued at their last sale price. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that each Master Portfolio might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deem relevant consistent with the principles of fair value measurement which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Master Portfolio’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Master Portfolio either deliver collateral or segregate assets in connection with certain investments (e.g., financial futures contracts), the Master Portfolio will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, the Master Portfolio engaging in such transactions may have requirements to deliver/deposit securities to/with an exchange or broker-dealer as collateral for certain investments.

BLACKROCK RUSSELL 1000® INDEX FUND	JUNE 30, 2013	33

Notes to Financial Statements (continued)	Russell 1000® Index Master Portfolio

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Master Portfolio is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Income Taxes: The Master Portfolio is classified as a partnership for federal income tax purposes. As such, each investor in the Master Portfolio is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no federal income tax provision is required. It is intended that the Master Portfolio’s assets will be managed so an investor in the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Master Portfolio files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Master Portfolio’s US federal tax returns remains open for the year ended December 31, 2012 and period ended December 31, 2011. The statutes of limitations on the Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to the Master Portfolio are charged to the Master Portfolio. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

The Master Portfolio has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Securities Lending: The Master Portfolio may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash, securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral. The initial collateral received by the Master Portfolio should have a value of at least 102% of the current value of the loaned securities for securities traded on US exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Master Portfolio and any additional required collateral is delivered to the Master Portfolio on the next business day. Securities lending income, as disclosed in the Statement of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Master Portfolio earns dividend or interest income on the securities loaned but does not receive interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan and the value of the related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value, and collateral on securities loaned at value, respectively. The cash collateral invested by the securities lending agent BlackRock Institutional Trust Company, N.A. (“BTC”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Master Portfolio under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Master Portfolio, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or repledge the loaned securities, and the Fund can reinvest cash collateral, or, upon an event of default, resell or repledge the collateral.

34	BLACKROCK RUSSELL 1000® INDEX FUND	JUNE 30, 2013

Notes to Financial Statements (continued)	Russell 1000® Index Master Portfolio

The following table is a summary of the Master Portfolio’s open securities lending agreements by counterparty which are subject to offset under a MSLA as of June 30, 2013:

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Barclays Capital Inc.	$501,826	$(501,826)	—
BNP Paribas S.A.	294,693	(294,693)	—
Credit Suisse Securities (USA) LLC	3,070,587	(3,070,587)	—
Deutsche Bank Securities Inc.	555,912	(555,912)	—
Goldman Sachs & Co.	16,035,536	(16,035,536)	—
Jefferies LLC	8,439,444	(8,439,444)	—
J.P. Morgan Securities LLC	9,039,071	(9,039,071)	—
Merrill Lynch, Pierce, Fenner & Smith Inc.	4,924,516	(4,924,516)	—
Mizuho Securities USA Inc.	350,215	(350,215)	—
Morgan Stanley.	3,084,755	(3,084,755)	—
SG Americas Securities LLC	157,332	(157,332)	—
UBS Securities LLC	2,374,301	(2,374,301)	—

Total	$48,828,188	$(48,828,188)	—

[1]

Excess of collateral received from the individual counterparty is not shown for financial reporting purposes. Collateral with a value of $50,571,758 has been received in connection with securities lending transactions.

The risks of securities lending also include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate this risk, the Master Portfolio benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities lent. The Master Portfolio also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. During the six months ended June 30, 2013, any securities on loan were collateralized by cash.

4. Derivative Financial Instruments:

The Master Portfolio engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Master Portfolio and/or to economically hedge its exposure to certain risks such as equity or other risk. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Financial Futures Contracts: The Master Portfolio purchases and/or sells financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in the value of equity securities (equity risk). Financial futures contracts are agreements between the Master Portfolio and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Upon entering into a financial futures contract, the Master Portfolio is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Master Portfolio as unrealized appreciation or depreciation. When the contract is closed, the Master Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

The following is a summary of the Master Portfolios’ derivative financial instruments categorized by risk exposure:

Fair Values of Derivative Financial Instruments as of June 30, 2013
	Statements of Assets and Liability Location	Value
Equity contracts	Net unrealized appreciation/depreciation[2]	$(153,706)
[2]

Includes cumulative appreciation/depreciation on financial futures contracts as reported in the Schedule of Investments. Only current day’s margin variation is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Financial Instruments in the Statement of Operations Six Months Ended June 30, 2013
Net Realized Gain From
Equity contracts:
Financial futures contracts	$1,897,166

Net Change in Unrealized Appreciation/Depreciation on
Equity contracts:
Financial futures contracts	$(204,929)

For the six months ended June 30, 2013, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average number of contracts purchased	175
Average notional value of contracts purchased	$14,244,660

Counterparty Credit Risk: A derivative contract may suffer a mark to market loss if the value of the contract decreases due to an unfavorable

BLACKROCK RUSSELL 1000® INDEX FUND	JUNE 30, 2013	35

Notes to Financial Statements (continued)	Russell 1000® Index Master Portfolio

change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC’s derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by such Fund.

With exchange traded futures, there is less counterparty credit risk to the Master Portfolio since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Master Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Master Portfolio.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock.

MIP, on behalf of the Master Portfolio, entered into an Investment Advisory Agreement with BlackRock Fund Advisors (the “Manager”), the Master Portfolio’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of the Master Portfolio’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Master Portfolio. For such services, the Master Portfolio pays the Manager a monthly fee based on a percentage of the Master Portfolio’s average daily net assets at an annual rate of 0.05%.

The Manager contractually agreed to waive and/or reimburse fees or expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Master Portfolio’s business, in order to limit expenses of certain feeder funds, which invest their assets in the Master Portfolio. The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to May 1, 2014 unless approved by the Board, including a majority of the Independent Trustees.

The Master Portfolio received an exemptive order from the SEC permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BTC as the securities lending agent. BTC may, on behalf of the Master Portfolio, invest cash collateral received by the Master Portfolio for such loans in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. The market value of securities on loan and the value of the related collateral, if applicable, is shown in the Statement of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BTC, if any, is disclosed in the Schedule of Investments. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of rebates paid to, or fees paid by, borrowers of securities. The Master Portfolio retains 65% of securities lending income and pays a fee to BTC equal to 35% of such income. The Master Portfolio benefits from a borrower default indemnity provided by BlackRock. As securities lending agent, BTC bears all operational costs directly related to securities lending as well as the cost of borrower default indemnification. BTC does not receive any fees for managing the cash collateral. The share of income earned by the Master Portfolio is shown as securities lending — affiliated — net in the Statement of Operations. For the six months ended June 30, 2013, BTC received $44,153 in securities lending agent fees related to securities lending activities for the Master Portfolio.

Certain officers and/or trustees of MIP are officers and/or directors of BlackRock or its affiliates.

The Master Portfolio may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers or common trustees. For the six months ended June 30, 2013, the purchase and sale transactions with an affiliated fund in compliance with Rule 17a-7 of the 1940 Act were $26,365,387 and $6,162,659, respectively.

6. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2013, were $332,442,259 and $82,434,670, respectively.

7. Borrowings:

MIP, on behalf of the Master Portfolio, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $800 million credit agreement with a group of lenders, under which the Master Portfolio may borrow to fund shareholder redemptions. The agreement expires in April 2014. Excluding commitments designated for a certain individual fund, other Participating Funds, including the Master Portfolio, can borrow up to an

36	BLACKROCK RUSSELL 1000® INDEX FUND	JUNE 30, 2013

Notes to Financial Statements (concluded)	Russell 1000® Index Master Portfolio

aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.065% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. Participating Funds paid administration and arrangement fees, which, along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. The Master Portfolio did not borrow under the credit agreement during the six months ended June 30, 2013.

8. Market and Credit Risk:

In the normal course of business, the Master Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Master Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Master Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Master Portfolio may be exposed to counterparty credit risk, or the risk that an entity with which the Master Portfolio has unsettled or open transactions may fail to or be unable to perform on its commitments. The Master Portfolio manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master Portfolio to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master Portfolio’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Master Portfolio.

9. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Master Portfolio through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK RUSSELL 1000® INDEX FUND	JUNE 30, 2013	37

Disclosure of Investment Advisory Agreement

The Board of Trustees of Master Investment Portfolio (the “Master Fund”) met in person on April 11, 2013 (the “April Meeting”) and May 21-22, 2013 (the “May Meeting”) to consider the approval of the Master Fund’s investment advisory agreement (the “Agreement”) with BlackRock Fund Advisors (“BlackRock”), the Master Fund’s investment advisor, on behalf of Russell 1000 Index Master Portfolio (the “Master Portfolio”), a series of the Master Fund. BlackRock Russell 1000 Index Fund (the “Portfolio”), a series of BlackRock Funds III (the “Fund”), is a “feeder” fund that invests all of its investable assets in the Master Portfolio. Accordingly, the Board of Trustees of the Fund also considered the approval of the Agreement with respect to the Master Portfolio. For simplicity, (a) the Board of Trustees of the Master Fund and the Board of Trustees of the Fund are referred to herein collectively as the “Board,” and the members are referred to as “Board Members,” and (b) the shareholders of the Portfolio and the interest holders of the Master Portfolio are referred to as “shareholders.”

Activities and Composition of the Board

The Board consists of fourteen individuals, twelve of whom are not “interested persons” of the Master Fund or the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Master Fund or the Fund, as pertinent, and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Co-Chairs of the Board are each Independent Board Members. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreement

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreement on an annual basis. The Board has four quarterly meetings per year, each extending over two days, and a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreement. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Master Portfolio and the Portfolio by BlackRock, its personnel and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services, risk oversight, compliance and assistance in meeting applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to the Master Portfolio, the Portfolio and their shareholders. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year and/or since inception periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over performance or underperformance against its peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Master Portfolio and/or the Portfolio for services, such as marketing and distribution, call center and fund accounting; (c) the Master Portfolio’s and/or the Portfolio’s operating expenses and how BlackRock allocates expenses to the Master Portfolio and the Portfolio; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Master Portfolio’s and the Portfolio’s investment objective, policies and restrictions; (e) the Master Fund’s and the Fund’s compliance with its respective Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Master Fund’s and/or the Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment objectives across the open-end fund, exchange-traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

The Board has engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. In addition, the Board requested and BlackRock provided an analysis of fair valuation and stale pricing policies. BlackRock also furnished information to the Board in response to specific questions. These questions covered issues such as BlackRock’s profitability, investment performance and management fee levels. The Board further considered the importance of: (i) organizational and structural variables to investment performance; (ii) rates of portfolio turnover; (iii) BlackRock’s performance accountability for portfolio managers; (iv) marketing support for the funds; (v) services provided to the Master Portfolio and the Portfolio by BlackRock affiliates; and (vi) BlackRock’s oversight of relationships with third party service providers.

Board Considerations in Approving the Agreement

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreement. The Board

38	BLACKROCK RUSSELL 1000® INDEX FUND	JUNE 30, 2013

Disclosure of Investment Advisory Agreement (continued)

is engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on fees and expenses of the Master Portfolio and the Portfolio, as applicable, as compared with a peer group of funds as determined by Lipper (“Expense Peers”) and the investment performance of the Portfolio as compared with a peer group of funds as determined by Lipper1, as well as the gross investment performance of the Portfolio as compared with its benchmark; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by the Master Portfolio and/or the Portfolio to BlackRock; (g) sales and redemption data regarding the Portfolio’s shares; and (h) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreement. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board of the Master Fund, including the Independent Board Members, unanimously approved the continuation of the Agreement between BlackRock and the Master Fund with respect to the Master Portfolio for a one-year term ending June 30, 2014. The Board of the Fund, including the Independent Board Members, also considered the continuation of the Agreement with respect to the Master Portfolio and found the Agreement to be satisfactory. In approving the continuation of the Agreement, the Board of the Master Fund considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Master Portfolio, the Portfolio and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Master Portfolio and the Portfolio; (d) the Portfolio’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance comparison as previously discussed; (e) economies of scale; (f) fall-out benefits to

BlackRock as a result of its relationship with the Master Portfolio and the Portfolio; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Portfolio shares and securities lending, services related to the valuation and pricing of portfolio holdings of the Master Portfolio, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Master Portfolio and the Portfolio and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Portfolio. Throughout the year, the Board compared the Portfolio’s performance to the performance of a comparable group of mutual funds and/or the performance of a relevant benchmark, if any. The Board met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by the Master Portfolio’s portfolio management team discussing the Master Portfolio’s performance and the Master Portfolio’s investment objective, strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Master Portfolio’s portfolio management team; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to the Master Portfolio’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to the Master Portfolio and the Portfolio. BlackRock and its affiliates provide the Master Portfolio and the Portfolio with certain administrative, shareholder and other services (in addition to any such services provided to the Master Portfolio and the Portfolio by third parties) and officers and other personnel as are necessary for the operations of the Master Portfolio and the Portfolio. In particular, BlackRock and its affiliates provide the Master Portfolio and the Portfolio with the following

BLACKROCK RUSSELL 1000® INDEX FUND	JUNE 30, 2013	39
[1]	Lipper ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

Disclosure of Investment Advisory Agreement (continued)

administrative services, including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) assisting with daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; (vi) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger or consolidation of certain open-end funds; and (vii) performing other administrative functions necessary for the operation of the Master Portfolio and the Portfolio, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Master Portfolio, the Portfolio and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Master Portfolio and the Portfolio, as applicable. The Board noted that the Portfolio’s investment results correspond directly to the investment results of the Master Portfolio. In preparation for the April Meeting, the Board worked with its independent legal counsel, BlackRock and Lipper to develop a template for, and was provided with, reports independently prepared by Lipper, which included a comprehensive analysis of the Portfolio’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of the Portfolio as compared to other funds in its applicable Lipper category and the gross investment performance of the Portfolio as compared with its benchmark. The Board was provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review its methodology. The Board and its Performance Oversight and Contract Committee regularly review, and meet with Master Portfolio management to discuss, the performance of the Master Portfolio and the Portfolio, as applicable, throughout the year.

The Board noted that the Portfolio’s gross performance (before expenses and fees), as agreed upon by the Board, was out of tolerance of its benchmark during the one-year period reported, but was within tolerance of its benchmark during the since-inception period reported. BlackRock believes that gross performance relative to the benchmark is an appropriate performance metric for the Portfolio. The Board and BlackRock reviewed and discussed the reasons for the Master Portfolio’s/Portfolio’s out of tolerance performance during the one-year period and will monitor the Master Portfolio’s/Portfolio’s performance in the coming year.

The Board noted that BlackRock has recently made, and continues to make, changes to the organization of BlackRock’s overall portfolio management structure designed to result in strengthened leadership teams.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Master Portfolio and the Portfolio: The Board, including the Independent Board Members, reviewed the Master Portfolio’s/Portfolio’s contractual management fee rate compared with the other funds in the Portfolio’s Lipper category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Portfolio’s total net operating expense ratio, as well as the Master Portfolio’s/Portfolio’s actual management fee rate, to those of other funds in the Portfolio’s Lipper category. The total net operating expense ratio and actual management fee rate both give effect to any expense reimbursements or fee waivers that benefit the funds. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Master Portfolio and the Portfolio. The Board reviewed BlackRock’s profitability with respect to the Master Portfolio and the Portfolio, as applicable, and other funds the Board currently oversees for the year ended December 31, 2012 compared to available aggregate profitability data provided for the two prior years. The Board reviewed BlackRock’s profitability with respect to certain other fund complexes managed by BlackRock and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by BlackRock, the types of funds managed, precision of expense allocations and business mix. As a result, comparing profitability is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management and the relative product mix.

In addition, the Board considered the cost of the services provided to the Master Portfolio and the Portfolio by BlackRock, and BlackRock’s

40	BLACKROCK RUSSELL 1000® INDEX FUND	JUNE 30, 2013

Disclosure of Investment Advisory Agreement (concluded)

and its affiliates’ profits relating to the management and distribution of the Master Portfolio and the Portfolio and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of the Master Portfolio and the Portfolio. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board.

The Board noted that the Master Portfolio’s/Portfolio’s contractual management fee rate ranked in the first quartile relative to the Portfolio’s Expense Peers. The Board also noted that BlackRock has contractually agreed to a cap on the Portfolio’s total net operating expenses as a percentage of the Portfolio’s average daily net assets on a class-by-class basis.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Master Portfolio and the Portfolio increase, as well as the existence of expense caps, as applicable. The Board also considered the extent to which the Master Portfolio and the Portfolio benefit from such economies and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Master Portfolio and the Portfolio to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the asset level of the Master Portfolio. In its consideration, the Board took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Master Portfolio and the Portfolio, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Master Portfolio and the Portfolio, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that it had considered the investment by BlackRock’s funds in ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Portfolio shares if they believe that the Portfolio’s and/or the Master Portfolio’s fees and expenses are too high or if they are dissatisfied with the performance of the Portfolio.

Conclusion

The Board of the Master Fund, including the Independent Board Members, unanimously approved the continuation of the Agreement between BlackRock and the Master Fund with respect to the Master Portfolio for a one-year term ending June 30, 2014. Based upon its evaluation of all of the aforementioned factors in their totality, the Board of the Master Fund, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of the Master Portfolio and its shareholders. The Board of the Fund, including the Independent Board Members, also considered the continuation of the Agreement with respect to the Master Portfolio and found the Agreement to be satisfactory. In arriving at its decision to approve the Agreement, the Board of the Master Fund did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Master Portfolio reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

BLACKROCK RUSSELL 1000® INDEX FUND	JUNE 30, 2013	41

Officers and Trustees

Ronald W. Forbes, Co-Chairman of the Board and Trustee

Rodney D. Johnson, Co-Chairman of the Board and Trustee

Paul L. Audet, Trustee

David O. Beim, Trustee

Henry Gabbay, Trustee

Dr. Matina S. Horner, Trustee

Herbert I. London, Trustee

Ian A. MacKinnon, Trustee

Cynthia A. Montgomery, Trustee

Joseph P. Platt, Trustee

Robert C. Robb, Jr., Trustee

Toby Rosenblatt, Trustee

Kenneth L. Urish, Trustee

Frederick W. Winter, Trustee

John M. Perlowski, President and Chief Executive Officer

Richard Hoerner, CFA, Vice President

Brendan Kyne, Vice President

Christopher Stavrakos, CFA, Vice President

Neal Andrews, Chief Financial Officer

Jay Fife, Treasurer

Brian Kindelan, Chief Compliance Officer and Anti-Money     Laundering Officer

Benjamin Archibald, Secretary

Investment Advisor

BlackRock Fund Advisors

San Francisco, CA 94105

Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Custodian and Accounting Agent

State Street Bank and Trust Company

Boston, MA 02110

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, NY 10017

Address of the Trust

400 Howard Street

San Francisco, CA 94105

42	BLACKROCK RUSSELL 1000® INDEX FUND	JUNE 30, 2013

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1)	Access the BlackRock website at http://www.blackrock.com/edelivery

2)	Select “eDelivery” under the “More Information” section

3)	Log into your account

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund/Master Portfolio file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s/Master Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s/Master Portfolio’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund/Master Portfolio uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund/Master Portfolio voted proxies relating to securities held in the Fund’s/Master Portfolio’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BLACKROCK RUSSELL 1000® INDEX FUND	JUNE 30, 2013	43

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

44	BLACKROCK RUSSELL 1000® INDEX FUND	JUNE 30, 2013

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock ACWI ex-US Index Fund

BlackRock All-Cap Energy & Resources Portfolio

BlackRock Basic Value Fund

BlackRock Capital Appreciation Fund

BlackRock Commodity Strategies Fund

BlackRock Disciplined Small Cap Core Fund

BlackRock Emerging Markets Fund

BlackRock Emerging Markets Dividend Fund

BlackRock Emerging Markets Long/Short Equity Fund

BlackRock Energy & Resources Portfolio

BlackRock Equity Dividend Fund

BlackRock EuroFund

BlackRock Flexible Equity Fund

BlackRock Focus Growth Fund

BlackRock Global Dividend Income Portfolio

BlackRock Global Long/Short Equity Fund

BlackRock Global Opportunities Portfolio

BlackRock Global SmallCap Fund

BlackRock Health Sciences Opportunities Portfolio

BlackRock India Fund

BlackRock International Fund

BlackRock International Index Fund

BlackRock International Opportunities Portfolio

BlackRock Large Cap Core Fund

BlackRock Large Cap Core Plus Fund

BlackRock Large Cap Growth Fund

BlackRock Large Cap Value Fund

BlackRock Latin America Fund

BlackRock Long-Horizon Equity Fund

BlackRock Mid-Cap Growth Equity Portfolio

BlackRock Mid Cap Value Opportunities Fund

BlackRock Natural Resources Trust

BlackRock Pacific Fund

BlackRock Real Estate Securities Fund

BlackRock Russell 1000 Index Fund

BlackRock Science & Technology Opportunities Portfolio

BlackRock Small Cap Growth Equity Portfolio

BlackRock Small Cap Growth Fund II

BlackRock Small Cap Index Fund

BlackRock S&P 500 Stock Fund

BlackRock U.S. Opportunities Portfolio

BlackRock Value Opportunities Fund

BlackRock World Gold Fund

Taxable Fixed Income Funds

BlackRock Bond Index Fund

BlackRock Core Bond Portfolio

BlackRock CoreAlpha Bond Fund

BlackRock Emerging Market Local Debt Portfolio

BlackRock Floating Rate Income Portfolio

BlackRock Global Long/Short Credit Fund

BlackRock GNMA Portfolio

BlackRock High Yield Bond Portfolio

BlackRock Inflation Protected Bond Portfolio

BlackRock International Bond Portfolio

BlackRock Investment Grade Bond Portfolio

BlackRock Low Duration Bond Portfolio

BlackRock Secured Credit Portfolio

BlackRock Short Obligations Fund

BlackRock Short-Term Treasury Fund

BlackRock Strategic Income Opportunities Portfolio

BlackRock Total Return Fund

BlackRock U.S. Government Bond Portfolio

BlackRock U.S. Mortgage Portfolio

BlackRock Ultra-Short Obligations Fund

BlackRock World Income Fund

Municipal Fixed Income Funds

BlackRock California Municipal Bond Fund

BlackRock High Yield Municipal Fund

BlackRock Intermediate Municipal Fund

BlackRock National Municipal Fund

BlackRock New Jersey Municipal Bond Fund

BlackRock New York Municipal Bond Fund

BlackRock Pennsylvania Municipal Bond Fund

BlackRock Short-Term Municipal Fund

Mixed Asset Funds

BlackRock Balanced Capital Fund	LifePath Active Portfolios		LifePath Index Portfolios
BlackRock Emerging Market Allocation Portfolio	2015	2040	Retirement	2040
BlackRock Global Allocation Fund	2020	2045	2020	2045
BlackRock Managed Volatility Portfolio	2025	2050	2025	2050
BlackRock Multi-Asset Income Portfolio	2030	2055	2030	2055
BlackRock Multi-Asset Real Return Fund	2035		2035
BlackRock Strategic Risk Allocation Fund

BlackRock Prepared Portfolios	LifePath Portfolios
Conservative Prepared Portfolio	Retirement	2040
Moderate Prepared Portfolio	2020	2045
Growth Prepared Portfolio	2025	2050
Aggressive Growth Prepared Portfolio	2030	2055
	2035

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

BLACKROCK RUSSELL 1000® INDEX FUND	JUNE 30, 2013	45

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

R1000-6/13-SAR

JUNE 30, 2013

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock S&P 500 Stock Fund  |  of BlackRock Funds III

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	BLACKROCK S&P 500 STOCK FUND	JUNE 30, 2013

Dear Shareholder

One year ago, risk assets (such as equities) were on the rise as weakening global economic data spurred increasing optimism that the world’s largest central banks would intervene to stimulate growth. This theme, along with the European Central Bank’s (“ECB’s”) firm commitment to preserve the euro currency bloc, drove most asset classes higher through the summer of 2012. The much-anticipated monetary stimulus ultimately came in September when the ECB and the US Federal Reserve announced their plans for increasing global liquidity.

Although financial markets worldwide were buoyed by these aggressive policy actions, risk assets weakened later in the fall of 2012. Global trade slowed as many European countries fell into recession and growth continued to decelerate in China. In the United States, stocks slid on lackluster corporate earnings, and volatility rose in advance of the US Presidential election. In the post-election environment, investors became increasingly concerned about the “fiscal cliff” of tax increases and spending cuts that had been scheduled to take effect at the beginning of 2013. High levels of global market volatility persisted through year-end due to fears that bipartisan gridlock would preclude a timely resolution, putting the US economy at high risk for recession. As 2013 began, the worst of the fiscal cliff was averted with a last-minute tax deal.

Investors shook off the nerve-wracking finale to 2012 and the New Year started with a powerful relief rally. Money that had been pulled to the sidelines amid year-end tax-rate uncertainty poured back into the markets in January. Key indicators signaling modest but broad-based improvements in the world’s major economies underpinned the rally. Underlying this aura of comfort was the absence of negative headlines from Europe. Global equities surged, while rising US Treasury yields pressured high quality fixed income assets. (Bond prices move inversely with yields.)

However, February brought a slowdown in global economic momentum and investors toned down their risk appetite. In the months that followed, US equities outperformed international markets, as the US economic recovery showed greater stability compared to most other regions. Slow, but positive growth in the United States was sufficient to support corporate earnings, while uncomfortably high unemployment reinforced investors’ expectations that the US Federal Reserve would keep interest rates low. US equities moved higher through the spring, with major indices notching a string of all-time highs until finally peaking in late May. Markets abruptly reversed course on May 22 when the US Federal Reserve hinted at a gradual pull-back on monetary policy accommodation. Volatility picked up considerably after this announcement and risk assets broadly slid through the remainder of the period.

Volatility has been higher in financial markets outside the United States in 2013. International equities weakened in the middle of the first quarter when political instability in Italy and a severe banking crisis in Cyprus reminded investors that the eurozone was still vulnerable to a number of macro risks. A poor outlook for European economies already mired in recession further dampened sentiment. Emerging markets significantly lagged the rest of the world as growth in these economies (particularly China and Brazil) fell short of expectations.

Despite recent weakness, most risk asset classes generated positive returns for the 6- and 12-month periods ended June 30, 2013, while high quality fixed income assets posted modestly negative results. US equities were particularly strong. International equities also performed well, although rising uncertainty in Europe resulted in less impressive gains for the last six months. Emerging markets were especially hurt by slowing growth and concerns about a shrinking global money supply. US Treasury yields remained low from a historical perspective, but were highly volatile and rose sharply in the final two months of the period amid concerns about monetary policy tightening. In this volatile rate environment, US Treasury and investment grade corporate bond prices declined. Returns on high yield and tax-exempt municipal bonds, which had benefited from supportive market conditions during most of the period, were also weighed down by the recent spike in rates. Short-term interest rates, however, remained near zero, keeping yields on money market securities near historical lows.

Market conditions remain volatile, and investors still face a number of uncertainties in the current environment. At BlackRock, we believe investors need to think globally and extend their scope across a broader array of asset classes in a portfolio that moves freely as market conditions change over time. We encourage you to talk with your financial advisor and visit www.blackrock.com for further insight about investing in today’s world.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

“Despite recent weakness, most risk asset classes generated positive returns for the 6- and 12-month periods ended June 30, 2013, while high quality fixed income assets posted modestly negative results.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of June 30, 2013
	6-month	12-month
US large cap equities (S&P 500® Index)	13.82%	20.60%
US small cap equities (Russell 2000® Index)	15.86	24.21
International equities (MSCI Europe, Australasia, Far East Index)	4.10	18.62
Emerging market equities (MSCI Emerging Markets Index)	(9.57)	2.87
3-month Treasury bill (BofA Merrill Lynch 3-Month US Treasury Bill Index)	0.04	0.11
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	(4.88)	(4.21)
US investment grade bonds (Barclays US Aggregate Bond Index)	(2.44)	(0.69)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	(2.55)	0.51
US high yield bonds (Barclays US Corporate High Yield 2% Issuer Capped Index)	1.42	9.49
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of June 30, 2013

Investment Objective

BlackRock S&P 500 Stock Fund’s (the “Fund”), a series of BlackRock Funds III (the “Trust”), investment objective is to provide investment results that correspond to the total return performance of publicly-traded common stocks in the aggregate, as represented by the Standard & Poor’s (“S&P”) 500® Index.

Portfolio Management Commentary

•

On April 19, 2013, the Trust acquired substantially all of the assets and assumed substantially all of the liabilities of BlackRock S&P 500 Index Fund, a series of BlackRock Index Funds, Inc., and BlackRock Index Equity Portfolio, a series of BlackRock FundsSM, in exchange for newly issued shares of the Fund. Shareholders of BlackRock Index Equity Portfolio and BlackRock S&P 500 Index Fund approved the plan of reorganization at meetings held on November 9, 2012 and March 15, 2013, respectively.

How did the Fund perform?

•

For the six months ended June 30, 2013, the Fund’s Institutional Shares returned 13.71%, Service Shares returned 13.63%, Investor A Shares returned 13.56%, Investor C1 Shares returned 13.17% and Class K Shares returned 13.75%. The benchmark S&P 500® Index returned 13.82% for the same period.

•

Returns for the Fund’s respective share classes differ from the benchmark index based on individual share-class expenses. The Fund invests all of its assets in S&P 500 Stock Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio.

Describe the market environment.

•

Risk markets globally began 2013 with a powerful relief rally after the United States averted the worst of its fiscal cliff situation with a last minute tax deal struck on New Year’s Day. The rally stalled in February, however, as economic momentum slowed and investors weighed the global impact of the inevitable US government spending cuts. Later in the first quarter, financial markets were rattled by a stalemate presidential election in Italy and a severe banking crisis in Cyprus, reminding investors that Europe was still quite vulnerable to political instability and its debt and banking problems were far from resolved.

•

US stocks persevered through these flare-ups in the eurozone as investors’ risk appetite was largely supported by the continuation of accommodative monetary policy from the US Federal Reserve. Equities broadly advanced as increased global liquidity kept interest rates low and investors turned to riskier asset classes in search of yield. As the year progressed, the markets became increasingly dominated by speculation around the future direction of monetary policy. Sluggish global growth, ironically, was conducive to positive equity market performance. Although disappointing economic reports caused financial market volatility to rise, the weak data also afforded investors some comfort that the central bank would continue to maintain its accommodative stance.

•

However, after peaking in late May, US stock markets recoiled in response to comments from the US Federal Reserve, hinting that a change in its policy stance was on the horizon. Volatility picked up considerably and equities broadly declined through the remainder of the period due to concerns about the potential impact tighter monetary policy would have on financial markets and economic growth.

•

While rhetoric from the US Federal Reserve about tapering its bond-buying stimulus program was the catalyst for the sell-off in equity markets, indicators that global growth was continuing to slow (with the exception of Japan) was another source of investor anxiety. The US recovery showed signs of weakening and European countries already mired in recession saw economic conditions worsen. Slowing growth in emerging markets, particularly China and Brazil, dimmed the outlook for the entire global economy.

Describe recent portfolio activity.

•

During the period, as changes were made to the composition of the S&P 500® Index, the Master Portfolio purchased and sold securities to maintain its objective of replicating the risks and return of the benchmark index.

Describe portfolio positioning at period end.

•	The Master Portfolio remains positioned to match the risk characteristics of its benchmark index, irrespective of the market’s future direction.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	BLACKROCK S&P 500 STOCK FUND	JUNE 30, 2013

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees. Institutional Shares do not have a sales charge.

[2]	The Fund invests all of its assets in the Master Portfolio. The Master Portfolio invests primarily in a diversified portfolio of equity securities of large companies located in the United States.

[3]

This unmanaged index covers 500 industrial, utility, transportation and financial companies of the US markets (mostly New York Stock Exchange (the “NYSE”) issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.

Performance Summary for the Period Ended June 30, 2013

	6-Month Total Returns	Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
		w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	13.71%	20.36%	N/A	6.85%	N/A	7.09%	N/A
Service	13.63	20.20	N/A	6.72	N/A	6.97	N/A
Investor A	13.56	20.06	N/A	6.58	N/A	6.83	N/A
Investor C1	13.17	19.21	18.21%	5.82	5.82%	6.06	6.06%
Class K	13.75	20.44	N/A	6.92	N/A	7.16	N/A
S&P 500® Index	13.82	20.60	N/A	7.01	N/A	7.30	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[6]
	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During the Period[5]	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During the Period[5]	Annualized Expense Ratio
Institutional	$1,000.00	$1,015.80	$0.51	$1,000.00	$1,010.59	$0.51	0.23%
Service	$1,000.00	$1,036.70	$0.70	$1,000.00	$1,009.17	$0.69	0.35%
Investor A	$1,000.00	$1,015.20	$1.07	$1,000.00	$1,010.03	$1.07	0.48%
Investor C1	$1,000.00	$1,035.00	$2.41	$1,000.00	$1,007.50	$2.38	1.20%
Class K	$1,000.00	$1,137.50	$0.90	$1,000.00	$1,023.99	$0.85	0.17%

[5]

Expenses are equal to the annualized net expense ratio, multiplied by the average account value over the period, multiplied by 81/365 (to reflect the period from April 10, 2013 (commencement of operations) to June 30, 2013) for Institutional and Investor A Shares, multiplied by 72/365 (to reflect the period from April 19, 2013 (commencement of operations) to June 30, 2013) for Service and Investor C1 Shares and multiplied by 181/365 (to reflect the one-half year period shown) for Class K Shares. Because the Fund invests significantly in the Master Portfolio, the expense example reflects the net expenses of both the Fund and the Master Portfolio in which it invests.

[6]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 6 for further information on how expenses were calculated.

BLACKROCK S&P 500 STOCK FUND	JUNE 30, 2013	5

About Fund Performance

•

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to eligible investors. Prior to April 11, 2013, Class K Shares were an undesignated share class of the Fund.

•	Service Shares are not subject to any sales charge. These shares are subject to a service fee of 0.15% per year (but no distribution fee) and are available only to eligible investors.

•	Investor A Shares are not subject to any sales charge. These shares are subject to a service fee of 0.25% per year (but no distribution fee).

•

Investor C1 Shares are subject to a 1.00% contingent deferred sales charges (“CDSC”) if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.15% per year.

Prior to inception date of April 10, 2013, for Institutional and Investor A Shares and prior to inception date of April 19, 2013, for Service and

Investor C1 Shares, the performance of the classes is based on the returns of the Class K Shares, adjusted to reflect the estimated annual fund fees and operating expenses of each respective share class of the Fund.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Call toll free, (800) 441-7762, to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance table on the preceding page assume reinvestment of all dividends and capital gain distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The Fund’s administrator waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including administration fees, service and distribution fees, including 12b-1 fees, and other Fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on January 1, 2013 and held through June 30, 2013) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

6	BLACKROCK S&P 500 STOCK FUND	JUNE 30, 2013

Derivative Financial Instruments

The Master Portfolio may invest in various derivative financial instruments, including financial futures contracts, as specified in Note 4 of the Master Portfolio’s Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to an index and/or market without owning or taking physical custody of securities or to hedge market and/or equity risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Master Portfolio’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require the Master Portfolio to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Master Portfolio can realize on an investment, may result in lower dividends paid to shareholders or may cause the Master Portfolio to hold an investment that it might otherwise sell. The Master Portfolio’s investments in these instruments are discussed in detail in the Master Portfolio’s Notes to Financial Statements.

BLACKROCK S&P 500 STOCK FUND	JUNE 30, 2013	7

Statement of Assets and Liabilities	BlackRock S&P 500 Stock Fund

June 30, 2013 (Unaudited)

Assets
Investments at value — Master Portfolio (cost — $2,415,370,097)	$3,259,000,193
Capital shares sold receivable	12,741,328
Withdrawals receivable from the Master Portfolio	2,999,706

Total assets	3,274,741,227

Liabilities
Capital shares redeemed payable	15,741,034
Income dividends payable	9,623,083
Administration fees payable	440,709
Service and distribution fees payable	267,257
Professional fees payable	10,501
Reorganization payable	263,163

Total liabilities	26,345,747

Net Assets	$3,248,395,480

Net Assets Consist of
Paid-in capital	$2,422,790,971
Undistributed net investment income	47,177
Accumulated net realized loss	(18,072,764)
Net unrealized appreciation/depreciation	843,630,096

Net Assets	$3,248,395,480

Net Asset Value
Institutional — Based on net assets of $1,366,200,922 and 7,085,754 shares outstanding, unlimited number of shares authorized, no par value	$192.81

Service — Based on net assets of $222,621,155 and 1,154,651 shares outstanding, unlimited number of shares authorized, no par value	$192.80

Investor A — Based on net assets of $862,063,318 and 4,471,185 shares outstanding, unlimited number of shares authorized, no par value	$192.80

Investor C1 — Based on net assets of $69,803,446 and 362,059 shares outstanding, unlimited number of shares authorized, no par value	$192.80

Class K — Based on net assets of $727,706,639 and 3,773,905 shares outstanding, unlimited number of shares authorized, no par value	$192.83

See Notes to Financial Statements.

8	BLACKROCK S&P 500 STOCK FUND	JUNE 30, 2013

Statement of Operations	BlackRock S&P 500 Stock Fund

Six Months Ended June 30, 2013 (Unaudited)

Investment Income
Net investment income allocated from the Master Portfolio:
Dividends — unaffiliated	$16,883,829
Dividends — affiliated	139,225
Securities lending — affiliated — net	48,432
Income — affiliated	24,044
Interest	546
Foreign taxes withheld	(8,600)
Expenses	(407,842)
Fee waived	18,936

Total income	16,698,570

Fund Expenses
Administration — Institutional	488,501
Administration — Service	67,378
Administration — Investor A	315,180
Administration — Investor C1	35,103
Administration — Class K	322,303
Service — Investor A	437,750
Service — Service	67,378
Service and distribution — Investor C1	126,371
Professional	9,409
Miscellaneous	325

Total expenses	1,869,698
Less fees waived by administrator	(9,409)

Total expenses after fees waived	1,860,289

Net investment income	14,838,281

Realized and Unrealized Gain Allocated from the Master Portfolio
Net realized gain from investments and financial futures contracts	2,271,168
Net change in unrealized appreciation/depreciation on investments and financial futures contracts	131,984,263

Total realized and unrealized gain	134,255,431

Net Increase in Net Assets Resulting from Operations	$149,093,712

See Notes to Financial Statements.

BLACKROCK S&P 500 STOCK FUND	JUNE 30, 2013	9

Statements of Changes in Net Assets	BlackRock S&P 500 Stock Fund

Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012

Operations
Net investment income	$14,838,281	$7,311,088
Net realized gain	2,271,168	79,014,593
Net change in unrealized appreciation/depreciation	131,984,263	(42,974,624)

Net increase in net assets resulting from operations	149,093,712	43,351,057

Dividends to Shareholders From
Net investment income:
Institutional	(5,685,742)	—
Service	(871,607)	—
Investor A	(3,152,482)	—
Investor C1	(159,497)	—
Class K	(5,314,716)	(6,997,048)[1]

Decrease in net assets resulting from dividends to shareholders	(15,184,044)	(6,997,048)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	2,734,419,789	88,431,939

Net Assets
Total increase in net assets	2,868,329,457	124,785,948
Beginning of period	380,066,023	255,280,075

End of period	$3,248,395,480	$380,066,023

Undistributed net investment income	$47,177	$392,940

[1]	Dividends are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

10	BLACKROCK S&P 500 STOCK FUND	JUNE 30, 2013

Financial Highlights	BlackRock S&P 500 Stock Fund

	Institutional		Service		Investor A		Investor C1

	Period April 10, 2013[1] to June 30, 2013 (Unaudited)		Period April 19, 2013[1] to June 30, 2013 (Unaudited)		Period April 10, 2013[1] to June 30, 2013 (Unaudited)		Period April 19, 2013[1] to June 30, 2013 (Unaudited)

Per Share Operating Performance
Net asset value, beginning of period	$190.60		$186.71		$190.60		$186.71

Net investment income[2]	0.91		0.77		0.78		0.43
Net realized and unrealized gain	2.10		6.08		2.13		6.10

Net increase from investment operations	3.01		6.85		2.91		6.53

Dividends from net investment income	(0.80)		(0.76)		(0.71)		(0.44)

Net asset value, end of period	$192.81		$192.80		$192.80		$192.80

Total Investment Return[3]
Based on net asset value	1.58%	[4]	3.67%	[4]	1.52%	[4]	3.50%	[4]

Ratios to Average Net Assets[5]
Total expenses	0.23%	[6,7]	0.35%	[6,7]	0.48%	[6,7]	1.20%	[6,7]

Total expenses after fees waived	0.23%	[6,7]	0.35%	[6,7]	0.48%	[6,7]	1.20%	[6,7]

Net investment income	2.03%	[6,7]	1.91%	[6,7]	1.74%	[6,7]	1.06%	[6,7]

Supplemental Data
Net assets, end of period (000)	$1,366,201		$222,621		$862,063		$69,803

Portfolio turnover of the Master Portfolio	2%		2%		2%		2%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.

[6]	Annualized.

[7]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.

See Notes to Financial Statements.

BLACKROCK S&P 500 STOCK FUND	JUNE 30, 2013	11

Financial Highlights (concluded)	BlackRock S&P 500 Stock Fund

	Class K
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,
			2012		2011		2010	2009	2008

Per Share Operating Performance
Net asset value, beginning of period	$171.12		$150.57		$150.60		$133.49	$107.85	$175.47

Net investment income	1.84	[1]	3.57	[1]	2.97	[1]	2.55 [1]	2.50 [1]	3.28
Net realized and unrealized gain (loss)	21.65		20.23		(0.05)		17.10	25.60	(67.60)

Net increase (decrease) from investment operations	23.49		23.80		2.92		19.65	28.10	(64.32)

Dividends and distributions from:
Net investment income	(1.78)		(3.25)[2]		(2.92)[2]		(2.54)[2]	(2.46)[2]	(3.27)[2]
Tax return of capital	—		—		(0.03)[2]		—	—	(0.03)[2]

Total dividends and distributions	(1.78)		(3.25)		(2.95)		(2.54)	(2.46)	(3.30)

Net asset value, end of period	$192.83		$171.12		$150.57		$150.60	$133.49	$107.85

Total Investment Return[3]
Based on net asset value	13.75%	[4]	15.85%		2.00%		14.91%	26.48%	(37.01)%

Ratios to Average Net Assets[5]
Total expenses	0.17%	[6,7]	0.26%	[8]	0.19%	[7]	0.21%	0.21%	0.21%

Total expenses after fees waived	0.17%	[6,7]	0.18%	[8]	0.18%	[7]	0.20%	0.20%	0.20%

Net investment income	1.95%	[6,7]	2.15%	[8]	1.95%	[7]	1.87%	2.20%	2.16%

Supplemental Data
Net assets, end of period (000)	$727,707		$380,066		$255,280		$277,661	$215,333	$169,425

Portfolio turnover of the Master Portfolio	2%		10%		5%		9%	5%	8%

[1]	Based on average shares outstanding.

[2]	Dividends and distributions are determined in accordance with federal income tax regulations.

[3]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]

Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the three years ended December 31, 2010, which include gross expenses.

[6]	Annualized.

[7]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.

[8]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.01%

See Notes to Financial Statements.

12	BLACKROCK S&P 500 STOCK FUND	JUNE 30, 2013

Notes to Financial Statements (Unaudited)	BlackRock S&P 500 Stock Fund

1. Organization:

BlackRock S&P 500 Stock Fund (the “Fund”), a series of BlackRock Funds III (the “Trust”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Trust is organized as a Delaware statutory trust. The Fund seeks to achieve its investment objective by investing substantially all of its assets in S&P 500 Stock Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio (“MIP”), an affiliate of the Fund, which has the same investment objective and strategies as the Fund. The value of the Fund’s investment in the Master Portfolio reflects the Fund’s proportionate interest in the net assets of the Master Portfolio. The performance of the Fund is directly affected by the performance of the Master Portfolio. The percentage of the Master Portfolio owned by the Fund at June 30, 2013 was 70.03%. The financial statements of the Master Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements. The Fund offers multiple classes of shares. Institutional Shares and Class K are sold without a sales charge and only to certain eligible investors. Service Shares are sold without a sales charge and only to certain investors. Investor C1 may be subject to a contingent deferred sales charge (“CDSC”). All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Service, Investor A and Investor C1 bear certain expenses related to the shareholder servicing of such shares, and Investor C1 Shares also bear certain expenses related to the distribution of such shares. Investor C1 Shares are only available through dividend and capital gain reinvestments by existing shareholders. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

Reorganization: The Board of Trustees of MIP (the “Board”) and the respective Boards and shareholders of each of BlackRock S&P 500 Index Fund (“S&P 500 Index Fund”), a series of BlackRock Index Funds, Inc., and BlackRock Index Equity Portfolio (“Index Equity Portfolio”), a series of BlackRock FundsSM (individually, a “Target Fund” and collectively, the “Target Funds”), approved the reorganization of each Target Fund into the Fund pursuant to which the Fund acquired substantially all of the assets and assumed substantially all of the liabilities of each Target Fund in exchange for an equal aggregate value of newly–issued shares of the Fund.

Each shareholder of a Target Fund received shares of the Fund in an amount equal to the aggregate net asset value of such shareholder’s Target Fund shares, as determined at the close of business on April 19, 2013, less the cost of the Target Fund’s reorganization. In connection with the reorganization, the Fund issued newly created Institutional, Service, Investor A and Investor C1 shares. The then outstanding class of Fund shares was re-designated Class K.

The reorganizations were accomplished by a tax-free exchange of shares of the Fund in the following amounts and at the following conversion ratios:

Target Fund	Target Fund’s Share Class	Shares Prior to Reorganization	Conversion Ratio	Fund’s Share Class	Shares of the Fund
S&P 500 Index Fund	Institutional	68,741,124	0.10163775	Institutional	6,986,693
S&P 500 Index Fund	Investor A	33,831,894	0.10150342	Investor A	3,434,053
Index Equity Portfolio	Institutional	9,362,068	0.15998417	Class K	1,497,783
Index Equity Portfolio	Service	2,054,381	0.15881537	Service	326,267
Index Equity Portfolio	Investor A	5,363,591	0.15870182	Service	851,212
Index Equity Portfolio	Investor B	18,331	0.15763385	Service	2,890
Index Equity Portfolio	Investor C	2,368,143	0.15579407	Investor C1	368,943

Each Target Fund’s net assets and composition of net assets on April 19, 2013, the valuation date of the reorganization, were as follows:

Target Fund	Net Assets	Paid-in Capital	Accumulated Net Realized Gain (Loss)	Net Unrealized Appreciation
S&P 500 Index Fund	$1,945,674,388	$1,443,196,899	$(139,324,052)	$641,801,541
Index Equity Portfolio	$568,933,275	$89,368,279	$392,716,977	$86,848,019

For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value. However, the cost basis of the investments being received from the Target Funds were carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The net assets of the Fund before the acquisition were $655,959,610. The aggregate net assets of the Fund immediately after the acquisition amounted to $3,170,567,273. Each Target Fund’s fair value and cost of investments prior to the reorganization were as follows:

Target Funds	Fair Value of Investments	Cost of Investments
S&P 500 Index Fund	$1,946,602,630	$1,304,801,089
Index Equity Portfolio	$569,177,682	$482,329,663

BLACKROCK S&P 500 STOCK FUND	JUNE 30, 2013	13

Notes to Financial Statements (continued)	BlackRock S&P 500 Stock Fund

The purpose of these transactions was to combine three funds managed by the Manager with the same or substantially similar (but not identical) investment objectives, investment policies, strategies, risks and restrictions. Each reorganization was a tax-free event and was effective on April 22, 2013.

Assuming the acquisition had been completed on January 1, 2013, the beginning of the fiscal reporting period of the Fund, the pro forma results of operations for the six months ended June 30, 2013, are as follows:

•	Net investment income: $14,196,046
•	Net realized and change in unrealized gain/loss on investments: $946,527,475
•	Net increase/decrease in net assets resulting from operations: $960,723,521

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Funds that have been included in the Fund’s Statement of Operations since April 22, 2013.

Reorganization costs incurred in connection with the reorganization were expensed by the Fund and reimbursed by BlackRock Advisors, LLC (“BAL”).

2. Significant Accounting Policies:

The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund:

Valuation: US GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund’s policy is to fair value its financial instruments at market value. The Fund records its investment in the Master Portfolio at fair value based on the Fund’s proportionate interest in the net assets of the Master Portfolio. Valuation of securities held by the Master Portfolio is discussed in Note 2 of the Master Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

Investment Transactions and Investment Income: For financial reporting purposes, contributions to and withdrawals from the Master Portfolio are accounted on a trade date basis. The Fund records daily its proportionate share of the Master Portfolio’s income, expenses and realized and unrealized gains and losses. Realized and unrealized gains and losses are adjusted utilizing partnership tax allocation rules. In addition, the Fund accrues its own expenses. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. The portion of distributions that exceeds the Fund’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. Distributions in excess of the Fund’s taxable income and net capital gains, but not in excess of the Fund’s earnings and profits, will be taxable to shareholders as ordinary income and will not constitute a nontaxable return of capital. Capital losses carried forward from years beginning before 2011 do not reduce earnings and profits, even if such carried forward losses offset current year realized gains. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended December 31, 2012. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses pro rated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

3. Administration Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Trust entered into an Administration Agreement with BAL, which has agreed to provide general administration services (other than investment advice and related portfolio activities). BAL, in consideration thereof, has agreed to bear all of the Fund’s ordinary operating expenses,

14	BLACKROCK S&P 500 STOCK FUND	JUNE 30, 2013

Notes to Financial Statements (continued)	BlackRock S&P 500 Stock Fund

excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the Fund. BAL is entitled to receive for these administration services an annual fee based on the average daily net assets of the Fund. Prior to April 22, 2013, the Fund paid BAL a monthly fee at an annual rate of 0.13% based upon the average daily net assets of the shares of the Fund.

Effective April 22, 2013, the Fund pays the Administrator a monthly fee at annual rates based upon the average daily net assets of the shares of the Fund as follows:

Rate
Institutional	0.18%
Service	0.15%
Investor A	0.18%
Investor C1	0.25%
Class K	0.11%

From time to time, the Administrator may waive such fees in whole or in part. Any such waiver will reduce the expenses of the Fund and, accordingly, have a favorable impact on its performance. The Administrator may delegate certain of its administration duties to sub-administrators.

The fees and expenses of the Trust’s trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and the Trust’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Fund. The Administrator has contractually agreed to provide an offsetting credit against the administration fees paid by the Fund in an amount equal to the independent expenses through April 30, 2014.

The Trust, on behalf of the Fund, entered into a Distribution Agreement and Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Administrator. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of the Fund as follows:

	Service Fee	Distribution Fee
Service	0.15%	—
Investor A	0.25%	—
Investor C1	0.15%	0.75%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fees compensate BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Service, Investor A and Investor C1 shareholders.

For the six months ended June 30, 2013, affiliates received CDSCs on Investor C1 Shares in the amount of $462.

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates.

4. Income Tax Information:

As of December 31, 2012, the Fund had a capital loss carryforward available to offset future realized capital gains through the indicated expiration dates as follows:

Expires December 31,
2013	$21,068,838
2014	31,394,394
2015	18,209,355
2016	55,579,530
2017	21,080,621
2018	29,366,509
No expiration date[1]	23,763,286

Total	$200,462,533

[1]	Must be utilized prior to losses subject to expiration.

5. Capital Share Transactions:

Transactions in capital shares for the Fund were as follows:

	Period April 10, 2013[2] to June 30, 2013
	Shares	Amount
Institutional
Shares sold	729,308	$141,880,951
Shares issued resulting from reorganization	6,986,693	1,304,510,503
Shares issued to shareholders in reinvestment of dividends	1,167	225,059
Shares redeemed	(631,414)	(122,909,958)

Net increase	7,085,754	$1,323,706,555

	Period April 19, 2013[2] to June 30, 2013
Service
Shares sold	19,511	$3,798,643
Shares issued resulting from reorganization	1,180,369	220,384,347
Shares issued to shareholders in reinvestment of dividends	4,265	822,258
Shares redeemed	(49,494)	(9,681,100)

Net increase	1,154,651	$215,324,148

[2] Commencement of operations.

BLACKROCK S&P 500 STOCK FUND	JUNE 30, 2013	15

Notes to Financial Statements (concluded)	BlackRock S&P 500 Stock Fund

	Period April 10, 2013[1] to June 30, 2013
Investor A
Shares sold	1,301,006	$248,919,147
Shares issued resulting from reorganization	3,434,053	641,163,884
Shares issued to shareholders in reinvestment of dividends	3,797	732,083
Shares redeemed	(267,671)	(52,032,647)

Net increase	4,471,185	$838,782,467

	Period April 19, 2013[1] to June 30, 2013
Investor C1
Shares issued resulting from reorganization	368,943	$68,884,568
Shares issued to shareholders in reinvestment of dividends	728	140,557
Shares redeemed	(7,612)	(1,483,356)

Net increase	362,059	$67,541,769

	Six Months Ended June 30, 2013		Year Ended December 31, 2012
	Shares	Amount	Shares	Amount
Class K
Shares sold	479,876	$89,918,867	1,418,484	$234,352,984
Shares issued resulting from reorganization	1,497,783	279,664,361	—	—
Shares issued to shareholders in reinvestment of dividends	14,273	2,722,097	23,353	3,950,755
Shares redeemed	(439,075)	(83,240,475)	(916,170)	(149,871,800)

Net increase	1,552,857	$289,064,850	525,667	$88,431,939

Total Net Increase	14,626,506	$2,734,419,789	525,667	$88,431,939

[1]	Commencement of operations.

6. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

16	BLACKROCK S&P 500 STOCK FUND	JUNE 30, 2013

Master Portfolio Information	S&P 500 Stock Master Portfolio

As of June 30, 2013

Ten Largest Holdings	Percent of Long-Term Investments

Exxon Mobil Corp.	3%
Apple, Inc.	3
Microsoft Corp.	2
Johnson & Johnson	2
General Electric Co.	2
Google, Inc., Class A	2
Chevron Corp.	2
The Procter & Gamble Co.	1
Berkshire Hathaway Inc., Class B	1
Wells Fargo & Co.	1

Sector Allocation	Percent of Long-Term Investments

Information Technology	18%
Financials	17
Health Care	13
Consumer Discretionary	12
Energy	11
Consumer Staples	10
Industrials	10
Utilities	3
Materials	3
Telecommunication Services	3

For Master Portfolio compliance purposes, the Master Portfolio’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Master Portfolio management. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

BLACKROCK S&P 500 STOCK FUND	JUNE 30, 2013	17

Schedule of Investments June 30, 2013 (Unaudited)	S&P 500 Stock Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 2.5%
The Boeing Co.	220,395	$22,577,264
General Dynamics Corp.	107,160	8,393,843
Honeywell International, Inc.	253,955	20,148,790
L-3 Communications Holdings, Inc.	29,048	2,490,575
Lockheed Martin Corp.	85,838	9,309,989
Northrop Grumman Corp.	75,907	6,285,100
Precision Castparts Corp.	47,233	10,675,130
Raytheon Co.	104,765	6,927,062
Rockwell Collins, Inc.	43,792	2,776,851
Textron, Inc.	89,685	2,336,294
United Technologies Corp.	272,990	25,371,691

		117,292,589
Air Freight & Logistics — 0.7%
C.H. Robinson Worldwide, Inc.	51,864	2,920,462
Expeditors International of Washington, Inc.	66,689	2,534,849
FedEx Corp.	95,118	9,376,732
United Parcel Service, Inc., Class B	229,334	19,832,804

		34,664,847
Airlines — 0.1%
Southwest Airlines Co.	233,142	3,005,200
Auto Components — 0.4%
BorgWarner, Inc. (a)	37,299	3,213,309
Delphi Automotive Plc	93,851	4,757,307
The Goodyear Tire & Rubber Co. (a)	79,128	1,209,867
Johnson Controls, Inc.	221,100	7,913,169

		17,093,652
Automobiles — 0.7%
Ford Motor Co.	1,268,897	19,629,837
General Motors Co. (a)(b)	248,480	8,276,869
Harley-Davidson, Inc.	72,347	3,966,062

		31,872,768
Beverages — 2.4%
Beam, Inc.	51,931	3,277,365
Brown-Forman Corp., Class B	48,954	3,306,843
The Coca-Cola Co.	1,236,305	49,588,194
Coca-Cola Enterprises, Inc.	83,148	2,923,484
Constellation Brands, Inc., Class A (a)	49,742	2,592,553
Dr. Pepper Snapple Group, Inc.	65,864	3,025,133
Molson Coors Brewing Co., Class B	50,689	2,425,975
Monster Beverage Corp. (a)	46,605	2,832,186
PepsiCo, Inc.	499,145	40,825,070

		110,796,803
Biotechnology — 2.0%
Alexion Pharmaceuticals, Inc. (a)	62,989	5,810,105
Amgen, Inc.	242,074	23,883,021
Biogen Idec, Inc. (a)	76,619	16,488,409
Celgene Corp. (a)	134,638	15,740,529
Gilead Sciences, Inc. (a)(b)	492,348	25,213,141
Regeneron Pharmaceuticals, Inc. (a)	24,655	5,544,416

		92,679,621
Building Products — 0.0%
Masco Corp.	115,188	2,245,014
Capital Markets — 2.1%
Ameriprise Financial, Inc.	65,049	5,261,163

Common Stocks	Shares	Value
Capital Markets (concluded)
The Bank of New York Mellon Corp.	374,638	$10,508,596
BlackRock, Inc. (c)	40,296	10,350,027
The Charles Schwab Corp.	355,305	7,543,125
E*Trade Financial Corp. (a)	92,583	1,172,101
Franklin Resources, Inc.	44,607	6,067,444
The Goldman Sachs Group, Inc.	139,115	21,041,144
Invesco Ltd.	143,521	4,563,968
Legg Mason, Inc.	35,987	1,115,957
Morgan Stanley	442,874	10,819,412
Northern Trust Corp.	70,271	4,068,691
State Street Corp.	147,209	9,599,499
T. Rowe Price Group, Inc.	83,708	6,123,240

		98,234,367
Chemicals — 2.4%
Air Products & Chemicals, Inc.	67,244	6,157,533
Airgas, Inc.	21,273	2,030,721
CF Industries Holdings, Inc.	19,137	3,281,996
The Dow Chemical Co.	390,426	12,560,004
E.I. du Pont de Nemours & Co.	297,105	15,598,012
Eastman Chemical Co.	50,036	3,503,020
Ecolab, Inc.	85,991	7,325,573
FMC Corp.	43,940	2,682,976
International Flavors & Fragrances, Inc.	26,288	1,975,806
LyondellBasell Industries NV, Class A	122,601	8,123,542
Monsanto Co.	172,311	17,024,327
The Mosaic Co.	89,325	4,806,578
PPG Industries, Inc.	46,043	6,741,156
Praxair, Inc.	95,461	10,993,289
The Sherwin-Williams Co.	27,636	4,880,518
Sigma-Aldrich Corp.	38,849	3,121,906

		110,806,957
Commercial Banks — 2.9%
BB&T Corp.	226,489	7,673,447
Comerica, Inc.	60,245	2,399,558
Fifth Third Bancorp	282,314	5,095,768
Huntington Bancshares, Inc.	270,499	2,131,532
KeyCorp	297,027	3,279,178
M&T Bank Corp.	39,559	4,420,718
The PNC Financial Services Group, Inc. (c)	170,885	12,460,934
Regions Financial Corp.	456,204	4,347,624
SunTrust Banks, Inc.	173,963	5,492,012
US Bancorp	597,020	21,582,273
Wells Fargo & Co.	1,589,877	65,614,224
Zions Bancorporation	59,322	1,713,220

		136,210,488
Commercial Services & Supplies — 0.5%
The ADT Corp.	70,620	2,814,207
Avery Dennison Corp.	32,105	1,372,810
Cintas Corp.	33,615	1,530,827
Iron Mountain, Inc.	54,157	1,441,118
Pitney Bowes, Inc.	64,860	952,145
Republic Services, Inc.	95,748	3,249,687
Stericycle, Inc. (a)(b)	27,849	3,075,365
Tyco International Ltd.	149,769	4,934,888
Waste Management, Inc.	141,700	5,714,761

		25,085,808

See Notes to Financial Statements.

18	BLACKROCK S&P 500 STOCK FUND	JUNE 30, 2013

Schedule of Investments (continued)	S&P 500 Stock Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Communications Equipment — 1.9%
Cisco Systems, Inc.	1,725,022	$41,935,285
F5 Networks, Inc. (a)(b)	25,434	1,749,859
Harris Corp.	35,371	1,742,022
JDS Uniphase Corp. (a)(b)	76,347	1,097,870
Juniper Networks, Inc. (a)(b)	163,408	3,155,408
Motorola Solutions, Inc.	87,685	5,062,055
QUALCOMM, Inc.	557,703	34,064,499

		88,806,998
Computers & Peripherals — 3.8%
Apple, Inc.	302,974	120,001,942
Dell, Inc.	473,726	6,324,242
EMC Corp.	678,100	16,016,722
Hewlett-Packard Co.	622,491	15,437,777
NetApp, Inc. (a)	116,341	4,395,363
SanDisk Corp. (a)	78,541	4,798,855
Seagate Technology Plc	103,001	4,617,535
Western Digital Corp.	68,669	4,263,658

		175,856,094
Construction & Engineering — 0.2%
Fluor Corp.	52,571	3,117,986
Jacobs Engineering Group, Inc. (a)	42,218	2,327,478
Quanta Services, Inc. (a)	68,675	1,817,141

		7,262,605
Construction Materials — 0.0%
Vulcan Materials Co.	41,945	2,030,557
Consumer Finance — 1.0%
American Express Co.	308,515	23,064,581
Capital One Financial Corp.	188,554	11,843,077
Discover Financial Services	158,298	7,541,317
SLM Corp.	143,382	3,277,712

		45,726,687
Containers & Packaging — 0.1%
Ball Corp.	48,010	1,994,335
Bemis Co.	33,268	1,302,110
Owens-Illinois, Inc. (a)	53,095	1,475,510
Sealed Air Corp.	63,212	1,513,927

		6,285,882
Distributors — 0.1%
Genuine Parts Co.	50,019	3,904,983
Diversified Consumer Services — 0.1%
H&R Block, Inc.	87,898	2,439,170
Diversified Financial Services — 3.8%
Bank of America Corp.	3,479,646	44,748,248
Citigroup, Inc.	982,169	47,114,647
CME Group, Inc.	99,150	7,533,417
IntercontinentalExchange, Inc. (a)(b)	23,489	4,175,405
JPMorgan Chase & Co.	1,219,988	64,403,166
Leucadia National Corp.	95,233	2,497,009
Moody’s Corp.	62,594	3,813,852
The NASDAQ OMX Group, Inc.	38,043	1,247,430
NYSE Euronext	78,434	3,247,168

		178,780,342

Common Stocks	Shares	Value
Diversified Telecommunication Services — 2.5%
AT&T, Inc.	1,736,534	$61,473,304
CenturyLink, Inc.	196,586	6,949,315
Frontier Communications Corp.	321,531	1,302,200
Verizon Communications, Inc.	923,499	46,488,940
Windstream Corp.	191,329	1,475,146

		117,688,905
Electric Utilities — 1.9%
American Electric Power Co., Inc.	156,883	7,025,221
Duke Energy Corp.	227,795	15,376,163
Edison International	105,164	5,064,698
Entergy Corp.	57,514	4,007,576
Exelon Corp.	276,247	8,530,507
FirstEnergy Corp.	134,990	5,040,527
NextEra Energy, Inc.	137,063	11,167,893
Northeast Utilities, Inc.	101,552	4,267,215
Pepco Holdings, Inc.	80,236	1,617,558
Pinnacle West Capital Corp.	35,488	1,968,519
PPL Corp.	191,193	5,785,500
The Southern Co.	280,941	12,397,926
Xcel Energy, Inc.	160,497	4,548,485

		86,797,788
Electrical Equipment — 0.6%
Eaton Corp. Plc	152,705	10,049,516
Emerson Electric Co.	232,032	12,655,025
Rockwell Automation, Inc.	45,078	3,747,785
Roper Industries, Inc.	31,961	3,970,196

		30,422,522
Electronic Equipment, Instruments & Components — 0.4%
Amphenol Corp., Class A	51,587	4,020,691
Corning, Inc.	476,123	6,775,230
Flir Systems, Inc.	45,798	1,235,172
Jabil Circuit, Inc.	59,521	1,213,038
Molex, Inc.	44,738	1,312,613
TE Connectivity Ltd.	134,090	6,106,459

		20,663,203
Energy Equipment & Services — 1.8%
Baker Hughes, Inc.	142,611	6,578,645
Cameron International Corp. (a)	80,063	4,896,653
Diamond Offshore Drilling, Inc.	22,449	1,544,267
Ensco Plc, Class A	75,196	4,370,392
FMC Technologies, Inc. (a)	76,552	4,262,415
Halliburton Co.	300,839	12,551,003
Helmerich & Payne, Inc.	34,348	2,145,033
Nabors Industries Ltd. (b)	95,096	1,455,920
National Oilwell Varco, Inc.	137,916	9,502,412
Noble Corp.	81,751	3,072,203
Rowan Cos. Plc, Class A (a)(b)	40,019	1,363,447
Schlumberger Ltd.	429,114	30,750,309

		82,492,699
Food & Staples Retailing — 2.4%
Costco Wholesale Corp.	140,951	15,584,952
CVS Caremark Corp.	395,205	22,597,822
The Kroger Co.	167,864	5,798,022
Safeway, Inc.	77,821	1,841,245
Sysco Corp.	191,563	6,543,792
Wal-Mart Stores, Inc.	528,816	39,391,504

See Notes to Financial Statements.

BLACKROCK S&P 500 STOCK FUND	JUNE 30, 2013	19

Schedule of Investments (continued)	S&P 500 Stock Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Food & Staples Retailing (concluded)
Walgreen Co.	278,301	$12,300,904
Whole Foods Market, Inc.	111,335	5,731,526

		109,789,767
Food Products — 1.7%
Archer-Daniels-Midland Co.	212,719	7,213,301
Campbell Soup Co.	57,603	2,580,039
ConAgra Foods, Inc.	134,535	4,699,308
General Mills, Inc.	208,081	10,098,171
The Hershey Co.	48,404	4,321,509
Hormel Foods Corp.	43,597	1,681,972
The J.M. Smucker Co.	34,620	3,571,053
Kellogg Co.	81,909	5,261,015
Kraft Foods Group, Inc.	191,881	10,720,392
McCormick & Co., Inc.	42,576	2,995,647
Mead Johnson Nutrition Co.	65,354	5,177,998
Mondelez International, Inc., Class A	575,978	16,432,652
Tyson Foods, Inc., Class A	91,627	2,352,981

		77,106,038
Gas Utilities — 0.1%
AGL Resources, Inc.	38,146	1,634,938
ONEOK, Inc.	66,526	2,748,189

		4,383,127
Health Care Equipment & Supplies — 1.7%
Baxter International, Inc.	174,929	12,117,332
Becton Dickinson & Co.	62,699	6,196,542
Boston Scientific Corp. (a)	435,457	4,036,686
C.R. Bard, Inc.	24,160	2,625,709
CareFusion Corp. (a)	70,950	2,614,507
Covidien Plc	151,858	9,542,757
DENTSPLY International, Inc.	46,248	1,894,318
Edwards Lifesciences Corp. (a)	36,462	2,450,246
Intuitive Surgical, Inc. (a)	12,963	6,566,797
Medtronic, Inc.	326,442	16,801,970
St. Jude Medical, Inc.	91,463	4,173,457
Stryker Corp.	92,741	5,998,488
Varian Medical Systems, Inc. (a)(b)	34,998	2,360,615
Zimmer Holdings, Inc.	54,344	4,072,539

		81,451,963
Health Care Providers & Services — 2.0%
Aetna, Inc.	122,089	7,757,535
AmerisourceBergen Corp.	74,531	4,161,066
Cardinal Health, Inc.	110,332	5,207,670
Cigna Corp.	92,079	6,674,807
DaVita HealthCare Partners, Inc. (a)(b)	27,320	3,300,256
Express Scripts Holding Co. (a)(b)	263,468	16,253,341
Humana, Inc.	50,838	4,289,710
Laboratory Corp. of America Holdings (a)(b)	30,031	3,006,103
McKesson Corp.	73,145	8,375,103
Patterson Cos., Inc.	26,945	1,013,132
Quest Diagnostics, Inc.	51,031	3,094,010
Tenet Healthcare Corp. (a)	33,408	1,540,109
UnitedHealth Group, Inc.	329,234	21,558,242
WellPoint, Inc.	96,950	7,934,388

		94,165,472

Common Stocks	Shares	Value
Health Care Technology — 0.1%
Cerner Corp. (a)(b)	47,135	$4,529,202
Hotels, Restaurants & Leisure — 1.8%
Carnival Corp.	143,314	4,914,237
Chipotle Mexican Grill, Inc. (a)	9,978	3,635,484
Darden Restaurants, Inc.	41,900	2,115,112
International Game Technology	84,053	1,404,526
Marriott International, Inc., Class A	77,325	3,121,610
McDonald’s Corp.	323,598	32,036,202
Starbucks Corp.	241,662	15,826,445
Starwood Hotels & Resorts Worldwide, Inc.	62,800	3,968,332
Wyndham Worldwide Corp.	43,857	2,509,936
Wynn Resorts Ltd.	25,756	3,296,768
Yum! Brands, Inc.	145,203	10,068,376

		82,897,028
Household Durables — 0.3%
D.R. Horton, Inc.	90,494	1,925,712
Garmin Ltd.	35,280	1,275,725
Harman International Industries, Inc.	21,934	1,188,823
Leggett & Platt, Inc.	46,139	1,434,462
Lennar Corp., Class A	53,404	1,924,680
Newell Rubbermaid, Inc.	93,121	2,444,426
PulteGroup, Inc. (a)(b)	110,069	2,088,009
Whirlpool Corp.	25,553	2,922,241

		15,204,078
Household Products — 2.1%
The Clorox Co.	42,498	3,533,284
Colgate-Palmolive Co.	283,002	16,213,184
Kimberly-Clark Corp.	124,141	12,059,057
The Procter & Gamble Co.	884,655	68,109,588

		99,915,113
Independent Power Producers & Energy Traders — 0.1%
The AES Corp.	200,001	2,398,012
NRG Energy, Inc.	104,070	2,778,669

		5,176,681
Industrial Conglomerates — 2.4%
3M Co.	204,956	22,411,939
Danaher Corp.	187,815	11,888,689
General Electric Co.	3,337,541	77,397,576

		111,698,204
Insurance — 4.4%
ACE Ltd.	109,800	9,824,904
Aflac, Inc.	150,487	8,746,304
The Allstate Corp.	151,268	7,279,016
American International Group, Inc. (a)	476,528	21,300,802
Aon Plc	99,779	6,420,779
Assurant, Inc.	24,851	1,265,164
Berkshire Hathaway, Inc., Class B (a)	588,827	65,901,518
The Chubb Corp.	83,655	7,081,396
Cincinnati Financial Corp.	47,436	2,177,312
Genworth Financial, Inc., Class A (a)	159,158	1,815,993
Hartford Financial Services Group, Inc. (a)	147,150	4,549,878
Lincoln National Corp.	86,654	3,160,271
Loews Corp.	99,184	4,403,770
Marsh & McLennan Cos., Inc.	177,670	7,092,586
MetLife, Inc.	353,443	16,173,552
Principal Financial Group, Inc.	89,026	3,334,024

See Notes to Financial Statements.

20	BLACKROCK S&P 500 STOCK FUND	JUNE 30, 2013

Schedule of Investments (continued)	S&P 500 Stock Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Insurance (concluded)
The Progressive Corp.	178,913	$4,547,969
Prudential Financial, Inc.	150,413	10,984,661
Torchmark Corp.	29,853	1,944,624
The Travelers Cos., Inc.	121,499	9,710,200
Unum Group	86,159	2,530,490
XL Group Plc	93,510	2,835,223

		203,080,436
Internet & Catalog Retail — 1.2%
Amazon.com, Inc. (a)	117,554	32,643,570
Expedia, Inc. (b)	30,087	1,809,733
Netflix, Inc. (a)(b)	18,122	3,825,373
priceline.com, Inc. (a)	16,649	13,770,887
TripAdvisor, Inc. (a)(b)	35,633	2,168,981

		54,218,544
Internet Software & Services — 2.3%
Akamai Technologies, Inc. (a)	57,402	2,442,455
eBay, Inc. (a)	377,005	19,498,698
Google, Inc., Class A (a)	86,740	76,363,294
VeriSign, Inc. (a)(b)	48,657	2,173,022
Yahoo!, Inc. (a)	307,516	7,721,727

		108,199,196
IT Services — 3.6%
Accenture Plc, Class A	209,829	15,099,295
Automatic Data Processing, Inc.	156,618	10,784,715
Cognizant Technology Solutions Corp., Class A (a)	97,354	6,095,334
Computer Sciences Corp.	48,491	2,122,451
Fidelity National Information Services, Inc.	94,609	4,053,050
Fiserv, Inc. (a)(b)	42,991	3,757,843
International Business Machines Corp.	336,419	64,293,035
MasterCard, Inc., Class A	33,746	19,387,077
Paychex, Inc.	104,537	3,817,691
SAIC, Inc.	91,767	1,278,314
Teradata Corp. (a)	52,742	2,649,231
Total System Services, Inc.	51,973	1,272,299
Visa, Inc., Class A	163,585	29,895,159
The Western Union Co.	179,824	3,076,789

		167,582,283
Leisure Equipment & Products — 0.1%
Hasbro, Inc.	37,165	1,666,107
Mattel, Inc.	111,486	5,051,431

		6,717,538
Life Sciences Tools & Services — 0.5%
Agilent Technologies, Inc.	111,189	4,754,442
Life Technologies Corp. (a)	55,614	4,115,992
PerkinElmer, Inc.	36,132	1,174,290
Thermo Fisher Scientific, Inc.	115,853	9,804,639
Waters Corp. (a)	27,659	2,767,283

		22,616,646
Machinery — 1.7%
Caterpillar, Inc.	212,220	17,506,028
Cummins, Inc.	56,957	6,177,556
Deere & Co.	125,252	10,176,725
Dover Corp.	55,228	4,289,007
Flowserve Corp.	46,491	2,510,979

Common Stocks	Shares	Value
Machinery (concluded)
Illinois Tool Works, Inc.	133,732	$9,250,242
Ingersoll-Rand Plc	89,722	4,981,365
Joy Global, Inc.	34,299	1,664,530
PACCAR, Inc.	114,172	6,126,470
Pall Corp.	36,013	2,392,344
Parker Hannifin Corp.	48,175	4,595,895
Pentair Ltd., Registered Shares	65,945	3,804,367
Snap-On, Inc.	18,822	1,682,310
Stanley Black & Decker, Inc.	52,263	4,039,930
Xylem, Inc.	59,772	1,610,258

		80,808,006
Media — 3.8%
Cablevision Systems Corp., Class A	69,828	1,174,507
CBS Corp., Class B	184,189	9,001,316
Comcast Corp., Class A	850,005	35,598,209
DIRECTV (a)	180,287	11,109,285
Discovery Communications, Inc., Class A (a)(b)	78,973	6,097,505
Gannett Co., Inc.	73,804	1,805,246
The Interpublic Group of Cos., Inc.	138,276	2,011,916
McGraw Hill Financial, Inc.	88,473	4,705,879
Omnicom Group, Inc.	83,465	5,247,444
Scripps Networks Interactive, Class A	27,444	1,832,161
Time Warner Cable, Inc.	93,916	10,563,672
Time Warner, Inc.	300,884	17,397,113
Twenty-First Century Fox, Inc.	642,488	20,945,109
Viacom, Inc., Class B	143,998	9,799,064
The Walt Disney Co.	581,325	36,710,674
The Washington Post Co., Class B (b)	1,466	709,207

		174,708,307
Metals & Mining — 0.5%
Alcoa, Inc.	345,175	2,699,269
Allegheny Technologies, Inc.	34,845	916,772
Cliffs Natural Resources, Inc. (b)	49,415	802,994
Freeport-McMoRan Copper & Gold, Inc.	335,109	9,252,359
Newmont Mining Corp.	160,488	4,806,616
Nucor Corp.	102,573	4,443,462
United States Steel Corp. (b)	46,480	814,794

		23,736,266
Multi-Utilities — 1.2%
Ameren Corp.	78,317	2,697,238
CenterPoint Energy, Inc.	138,319	3,249,113
CMS Energy Corp.	85,773	2,330,452
Consolidated Edison, Inc.	94,539	5,512,569
Dominion Resources, Inc.	186,460	10,594,657
DTE Energy Co.	56,147	3,762,410
Integrys Energy Group, Inc.	25,541	1,494,915
NiSource, Inc.	100,718	2,884,564
PG&E Corp.	142,723	6,526,723
Public Service Enterprise Group, Inc.	163,314	5,333,835
SCANA Corp.	45,026	2,210,777
Sempra Energy	72,755	5,948,449
TECO Energy, Inc.	66,073	1,135,795
Wisconsin Energy Corp.	73,870	3,027,931

		56,709,428

See Notes to Financial Statements.

BLACKROCK S&P 500 STOCK FUND	JUNE 30, 2013	21

Schedule of Investments (continued)	S&P 500 Stock Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Multiline Retail — 0.8%
Dollar General Corp. (a)	97,222	$4,902,906
Dollar Tree, Inc. (a)	72,249	3,673,139
Family Dollar Stores, Inc.	30,797	1,918,961
JC Penney Co., Inc. (a)(b)	46,219	789,421
Kohl’s Corp.	65,767	3,321,891
Macy’s, Inc.	123,835	5,944,080
Nordstrom, Inc.	48,000	2,877,120
Target Corp.	207,127	14,262,765

		37,690,283
Office Electronics — 0.1%
Xerox Corp.	396,337	3,594,777
Oil, Gas & Consumable Fuels — 8.7%
Anadarko Petroleum Corp.	161,864	13,908,974
Apache Corp.	126,482	10,602,986
Cabot Oil & Gas Corp.	68,025	4,831,136
Chesapeake Energy Corp.	167,438	3,412,386
Chevron Corp.	625,855	74,063,681
ConocoPhillips	394,645	23,876,022
CONSOL Energy, Inc.	73,796	1,999,872
Denbury Resources, Inc. (a)	120,548	2,087,891
Devon Energy Corp.	121,874	6,322,823
EOG Resources, Inc.	87,821	11,564,269
EQT Corp.	48,557	3,853,969
Exxon Mobil Corp.	1,435,182	129,668,694
Hess Corp.	96,403	6,409,835
Kinder Morgan, Inc.	203,932	7,780,006
Marathon Oil Corp.	228,789	7,911,524
Marathon Petroleum Corp.	104,834	7,449,504
Murphy Oil Corp.	58,560	3,565,718
Newfield Exploration Co. (a)	43,762	1,045,474
Noble Energy, Inc.	115,924	6,960,077
Occidental Petroleum Corp.	260,042	23,203,548
Peabody Energy Corp.	87,142	1,275,759
Phillips 66	199,874	11,774,577
Pioneer Natural Resources Co.	44,085	6,381,304
QEP Resources, Inc.	57,862	1,607,406
Range Resources Corp.	52,636	4,069,816
Southwestern Energy Co. (a)(b)	113,461	4,144,730
Spectra Energy Corp.	216,000	7,443,360
Tesoro Corp.	43,838	2,293,604
Valero Energy Corp.	176,032	6,120,633
The Williams Cos., Inc.	220,357	7,154,992
WPX Energy, Inc. (a)(b)	64,714	1,225,683

		404,010,253
Paper & Forest Products — 0.2%
International Paper Co.	143,586	6,362,296
MeadWestvaco Corp.	57,117	1,948,261

		8,310,557
Personal Products — 0.2%
Avon Products, Inc.	139,796	2,939,910
The Estée Lauder Cos., Inc., Class A	77,620	5,105,067

		8,044,977
Pharmaceuticals — 6.3%
Abbott Laboratories	503,165	17,550,395
AbbVie, Inc.	511,189	21,132,553
Actavis, Inc. (a)	41,234	5,204,556
Allergan, Inc.	95,671	8,059,325

Common Stocks	Shares	Value
Pharmaceuticals (concluded)
Bristol-Myers Squibb Co.	530,176	$23,693,566
Eli Lilly & Co.	319,992	15,718,007
Forest Laboratories, Inc. (a)	75,746	3,105,586
Hospira, Inc. (a)(b)	53,417	2,046,405
Johnson & Johnson	906,640	77,844,110
Merck & Co., Inc.	974,657	45,272,818
Mylan, Inc. (a)(b)	123,008	3,816,938
Perrigo Co.	28,533	3,452,493
Pfizer, Inc.	2,200,617	61,639,282
Zoetis, Inc.	114,149	3,526,063

		292,062,097
Professional Services — 0.1%
The Dun & Bradstreet Corp.	12,894	1,256,520
Equifax, Inc.	38,930	2,294,145
Robert Half International, Inc.	45,094	1,498,474

		5,049,139
Real Estate Investment Trusts (REITs) — 2.1%
American Tower Corp.	127,653	9,340,370
Apartment Investment & Management Co., Class A	47,143	1,416,176
AvalonBay Communities, Inc. (b)	39,256	5,296,027
Boston Properties, Inc. (b)	48,979	5,165,815
Equity Residential (b)	103,462	6,007,004
HCP, Inc.	146,697	6,665,912
Health Care REIT, Inc. (b)	91,808	6,153,890
Host Hotels & Resorts, Inc. (b)	240,379	4,055,194
Kimco Realty Corp. (b)	131,936	2,827,388
The Macerich Co. (b)	44,381	2,705,910
Plum Creek Timber Co., Inc.	52,561	2,453,022
ProLogis, Inc.	160,814	6,065,904
Public Storage	46,597	7,144,718
Simon Property Group, Inc.	100,332	15,844,429
Ventas, Inc. (b)	94,627	6,572,791
Vornado Realty Trust	54,908	4,549,128
Weyerhaeuser Co.	186,170	5,303,983

		97,567,661
Real Estate Management & Development — 0.0%
CBRE Group, Inc., Class A (a)	97,966	2,288,486
Road & Rail — 0.9%
CSX Corp.	329,864	7,649,546
Kansas City Southern	35,565	3,768,467
Norfolk Southern Corp.	101,703	7,388,723
Ryder System, Inc.	16,759	1,018,780
Union Pacific Corp.	150,666	23,244,751

		43,070,267
Semiconductors & Semiconductor Equipment — 2.1%
Advanced Micro Devices, Inc. (a)(b)	196,025	799,782
Altera Corp.	103,333	3,408,956
Analog Devices, Inc.	99,468	4,482,028
Applied Materials, Inc.	387,847	5,782,799
Broadcom Corp., Class A	169,560	5,724,345
First Solar, Inc. (a)(b)	21,446	959,279
Intel Corp.	1,604,518	38,861,426
KLA-Tencor Corp.	53,504	2,981,778
Lam Research Corp. (a)	52,521	2,328,781
Linear Technology Corp.	75,289	2,773,647
LSI Corp. (a)	177,069	1,264,273

See Notes to Financial Statements.

22	BLACKROCK S&P 500 STOCK FUND	JUNE 30, 2013

Schedule of Investments (continued)	S&P 500 Stock Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Semiconductors & Semiconductor Equipment (concluded)
Microchip Technology, Inc.	63,632	$2,370,292
Micron Technology, Inc. (a)	332,493	4,764,625
NVIDIA Corp.	186,537	2,617,114
Teradyne, Inc. (a)(b)	61,590	1,082,136
Texas Instruments, Inc.	358,008	12,483,739
Xilinx, Inc.	85,169	3,373,544

		96,058,544
Software — 3.5%
Adobe Systems, Inc. (a)	162,013	7,381,312
Autodesk, Inc. (a)	72,560	2,462,686
BMC Software, Inc. (a)	42,753	1,929,870
CA, Inc.	106,913	3,060,919
Citrix Systems, Inc. (a)	60,399	3,643,872
Electronic Arts, Inc. (a)	97,683	2,243,779
Intuit, Inc.	90,090	5,498,193
Microsoft Corp.	2,425,982	83,769,158
Oracle Corp.	1,185,980	36,433,306
Red Hat, Inc. (a)	61,199	2,926,536
Salesforce.com, Inc. (a)(b)	175,183	6,688,487
Symantec Corp.	224,857	5,052,537

		161,090,655
Specialty Retail — 2.3%
Abercrombie & Fitch Co., Class A	25,289	1,144,327
AutoNation, Inc. (a)(b)	12,511	542,852
AutoZone, Inc. (a)(b)	11,727	4,968,613
Bed Bath & Beyond, Inc. (a)(b)	70,555	5,002,349
Best Buy Co., Inc.	86,658	2,368,363
CarMax, Inc. (a)	72,483	3,345,815
GameStop Corp., Class A	38,411	1,614,414
The Gap, Inc.	93,592	3,905,594
The Home Depot, Inc.	471,510	36,527,880
L Brands, Inc.	77,527	3,818,205
Lowe’s Cos., Inc.	346,151	14,157,576
O’Reilly Automotive, Inc. (a)(b)	35,658	4,015,804
PetSmart, Inc.	33,348	2,233,983
Ross Stores, Inc.	70,949	4,598,205
Staples, Inc.	214,297	3,398,750
Tiffany & Co.	38,709	2,819,564
TJX Cos., Inc.	232,326	11,630,240
Urban Outfitters, Inc. (a)	35,570	1,430,625

		107,523,159
Textiles, Apparel & Luxury Goods — 0.7%
Coach, Inc.	90,697	5,177,892
Fossil Group, Inc. (a)	17,044	1,760,815
NIKE, Inc., Class B	233,613	14,876,476
PVH Corp.	26,160	3,271,308
Ralph Lauren Corp.	19,658	3,415,381
VF Corp.	28,282	5,460,123

		33,961,995
Thrifts & Mortgage Finance — 0.1%
Hudson City Bancorp, Inc.	153,705	1,407,938
People’s United Financial, Inc.	109,432	1,630,537

		3,038,475

Common Stocks	Shares	Value
Tobacco — 1.7%
Altria Group, Inc.	648,347	$22,685,662
Lorillard, Inc.	121,930	5,325,902
Philip Morris International, Inc.	527,902	45,726,871
Reynolds American, Inc.	102,760	4,970,501

		78,708,936
Trading Companies & Distributors — 0.2%
Fastenal Co.	87,138	3,995,277
W.W. Grainger, Inc.	19,305	4,868,335

		8,863,612
Wireless Telecommunication Services — 0.3%
Crown Castle International Corp. (a)	94,626	6,849,976
Sprint Nextel Corp. (a)	974,136	6,838,435

		13,688,411
Total Long-Term Investments (Cost — $3,150,941,151) — 99.2%		4,618,462,156

Short-Term Securities
Money Market Funds — 2.9%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.16% (c)(d)(e)	122,176,359	122,176,359
BlackRock Cash Funds: Prime, SL Agency Shares, 0.15%(c)(d)(e)	14,452,133	14,452,133
Total Money Market Funds – 2.9%		136,628,492

	Par (000)
US Treasury Obligations — 0.2%
US Treasury Bill, 0.04% (f)(g)	$6,805	6,804,380
Total Short-Term Securities (Cost — $143,432,872) — 3.1%		143,432,872
Total Investments Before Investments Sold Short (Cost — $3,294,374,023*) — 102.3%		4,761,895,028

Investments Sold Short (h)	Shares
Pharmaceuticals — 0.0%
Mallinckrodt Plc	18,982	(864,250)
(Proceeds — $862,290) — 0.0%		(864,250)
Total Investments, Net of Investments Sold Short — 102.3%		4,761,030,778
Liabilities in Excess of Other Assets — (2.3)%		(107,146,305)

Net Assets — 100.0%		$4,653,884,473

See Notes to Financial Statements.

BLACKROCK S&P 500 STOCK FUND	JUNE 30, 2013	23

Schedule of Investments (continued)	S&P 500 Stock Master Portfolio

Notes to Schedule of Investments

*	As of June 30, 2013, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$3,347,899,526

Gross unrealized appreciation	$1,602,170,663
Gross unrealized depreciation	(188,175,161)

Net unrealized appreciation	$1,413,995,502

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Investments in issuers considered to be an affiliate of the Master Portfolio during the six months ended June 30, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2012	Shares Purchased	Shares Sold	Shares Held at June 30, 2013	Value at June 30, 2013	Income	Realized Gain
BlackRock, Inc.	16,465	24,288	(457)	40,296	$10,350,027	$95,698	$31,121
BlackRock Cash Funds:
Institutional, SL Agency Shares	132,083,169	—	(9,906,810)[1]	122,176,359	$122,176,359	$191,877	—
BlackRock Cash Funds:
Prime, SL Agency Shares	22,497,136	—	(8,045,003)[1]	14,452,133	$14,452,133	$22,021	—
The PNC Financial Services Group, Inc.	69,347	102,698	(1,160)	170,885	$12,460,934	$103,117	$9,313

[1]	Represents net shares sold.

(d)	Represents the current yield as of report date.

(e)	All or a portion of security was purchased with the cash collateral from loaned securities.

(f)	All or a portion of security has been pledged in connection with open financial futures contracts.

(g)	Rates shown are discount rates or a range of discount rates paid at the time of purchase.

(h)	In order to track the performance of its benchmark index, the Master Portfolio sold non-index securities that it subsequently received in corporate actions occurring on the opening of market trading on the following business day.

•

For Portfolio compliance purposes, the Portfolio’s sector and industry classifications refer to any one or more of the sector and industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Portfolio management. These definitions may not apply for purposes of this report, which may combine such sector and industry sub-classifications for reporting ease.

•	Financial futures contracts as of June 30, 2013 were as follows:

Contracts Purchased	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
608	S&P 500 E-Mini	Chicago Mercantile	September 2013	$48,618,720	$(450,962)

•

Fair Value Measurements—Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Master Portfolio has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Master Portfolio’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Note to Financial Statements.

See Notes to Financial Statements.

24	BLACKROCK S&P 500 STOCK FUND	JUNE 30, 2013

Schedule of Investments (concluded)	S&P 500 Stock Master Portfolio

The following tables summarize the Master Portfolio’s investments and derivative financial instruments categorized in the disclosure hierarchy as of June 30, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks[1]	$4,618,462,156	—	—	$4,618,462,156
Short-Term Securities:
Money Market Funds	136,628,492	—	—	136,628,492
US Treasury Obligations	—	$6,804,380	—	6,804,380
Liabilities:
Investments:
Investment sold short	(864,250)	—	—	(864,250)

Total	$4,754,226,398	$6,804,380	—	$4,761,030,778

[1] See above Schedule of Investments for values in each industry.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Equity contracts	$(450,962)	—	—	$(450,962)

[2]	Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

Certain of the Master Portfolio’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of June 30, 2013, collateral on securities loaned at value of $99,643,557 are categorized as Level 2 within the disclosure hierarchy.

There were no transfers between levels during the six months ended June 30, 2013.

See Notes to Financial Statements.

BLACKROCK S&P 500 STOCK FUND	JUNE 30, 2013	25

Statement of Assets and Liabilities	S&P 500 Stock Master Portfolio

June 30, 2013 (Unaudited)

Assets
Investments at value — unaffiliated (including securities loaned of $97,082,537) (cost — $3,141,275,116)	$4,602,455,574
Investments at value — affiliated (cost — $153,098,907)	159,439,454
Dividends receivable	5,713,831
Investments sold receivable	1,435,813
Securities lending income receivable — affiliated	12,481

Total assets	4,769,057,153

Liabilities
Collateral on securities loaned at value	99,643,557
Withdrawals payable to investors	13,884,895
Investments sold short at value (proceeds — $862,290)	864,250
Investments purchased payable	267,716
Variation margin payable	217,449
Investment advisory fees payable	196,229
Professional fees payable	23,524
Trustees’ fees payable	8,868
Other accrued expenses payable	66,192

Total liabilities	115,172,680

Net Assets	$4,653,884,473

Net Assets Consist of
Investors’ capital	$3,186,816,390
Net unrealized appreciation/depreciation	1,467,068,083

Net Assets	$4,653,884,473

See Notes to Financial Statements.

26	BLACKROCK S&P 500 STOCK FUND	JUNE 30, 2013

Statement of Operations	S&P 500 Stock Master Portfolio

Six Months Ended June 30, 2013 (Unaudited)

Investment Income
Dividends — unaffiliated	$31,606,647
Dividends — affiliated	198,815
Securities lending — affiliated — net	151,826
Income — affiliated	62,072
Interest	1,146
Foreign taxes withheld	(14,537)

Total income	32,005,969

Expenses
Investment advisory	747,477
Trustees	26,908
Professional	19,496

Total expenses	793,881
Less fees reimbursed by Manager	(46,404)

Total expenses after fees waived	747,477

Net investment income	31,258,492

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	(3,424,591)
Investments — affiliated	40,434
Financial futures contracts	11,345,478

7,961,321

Net change in unrealized appreciation/depreciation on:
Investments	298,398,608
Short sale	(1,960)
Financial futures contracts	(842,600)

297,554,048

Total realized and unrealized gain	305,515,369

Net Increase in Net Assets Resulting from Operations	$336,773,861

See Notes to Financial Statements.

BLACKROCK S&P 500 STOCK FUND	JUNE 30, 2013	27

Statements of Changes in Net Assets	S&P 500 Stock Master Portfolio

Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012

Operations
Net investment income	$31,258,492	$42,606,880
Net realized gain	7,961,321	213,322,470
Net change in unrealized appreciation/depreciation	297,554,048	27,276,473

Net increase in net assets resulting from operations	336,773,861	283,205,823

Capital Transactions
Proceeds from contributions	2,930,262,663	392,443,684
Value of withdrawals	(331,084,272)	(1,066,033,494)

Net increase (decrease) in net assets derived from capital transactions	2,599,178,391	(673,589,810)

Net Assets
Total increase (decrease) in net assets	2,935,952,252	(390,383,987)
Beginning of period	1,717,932,221	2,108,316,208

End of period	$4,653,884,473	$1,717,932,221

Financial Highlights	S&P 500 Stock Master Portfolio

	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,
			2012	2011	2010	2009	2008

Total Investment Return
Total investment return	13.81%	[1]	15.98%	2.13%	15.06%	26.63%	(36.86)%

Ratios to Average Net Assets
Total expenses	0.05%	[2]	0.06%	0.06%	0.05%	0.05%	0.05%

Total expenses after fees waived	0.05%	[2]	0.05%	0.05%	0.05%	0.05%	0.05%

Net investment income	2.09%	[2]	2.22%	2.08%	2.01%	2.35%	2.32%

Supplemental Data
Net assets, end of period (000)	$4,653,884		$1,717,932	$2,108,316	$2,158,717	$2,049,062	$1,690,980

Portfolio turnover	2%		10%	5%	9%	5%	8%

[1]	Aggregate total investment return.

[2]	Annualized.

See Notes to Financial Statements.

28	BLACKROCK S&P 500 STOCK FUND	JUNE 30, 2013

Notes to Financial Statements (Unaudited)	S&P 500 Stock Master Portfolio

1. Organization:

S&P 500 Stock Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio (“MIP”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. MIP is organized as a Delaware statutory trust.

Reorganization: The Board of Trustees of MIP (the “Board”) and the Board of Master S&P 500 Index Series, a series of Quantitative Master Series LLC (the “Target Master Portfolio”), approved the reorganization of the Target Master Portfolio into the Master Portfolio pursuant to which the Master Portfolio acquired substantially all of the assets and assumed substantially all of the liabilities of the Target Master Portfolio in exchange for beneficial interests of the Master Portfolio (the “Master Reorganization”). The Master Reorganization was approved by the shareholders of each feeder fund that invests its assets in the Target Master Portfolio.

The Target Master Portfolio’s net assets and composition of net assets on April 19, 2013, the valuation date of the reorganization, were as follows:

Net assets	$2,515,780,312
Investors’ capital	$1,708,282,188
Net unrealized appreciation (depreciation)	$807,498,124

For financial reporting purposes, assets received by the Master Portfolio were recorded at fair value. However, the cost basis of the investments being received from the Target Master Portfolio were carried forward to align ongoing reporting of the Master Portfolio’s realized and unrealized gains and losses for tax purposes.

The net assets of the Master Portfolio before the acquisition were $2,116,282,511. The aggregate net assets of the Master Portfolio immediately after the acquisition amounted to $4,632,062,823. The Target Master Portfolio’s fair value and cost of investments prior to the reorganization were as follows:

	Fair Value of Investments	Cost of Investments
Target Master Portfolio	$2,451,677,239	$1,644,179,115

The purpose of this transaction was to combine two portfolios managed by BlackRock Fund Advisors (“BFA”) with the same or substantially similar (but not identical) investment objectives, investment policies, strategies, risks and restrictions. The reorganization was a tax-free event and was effective on April 22, 2013.

Assuming the acquisition had been completed on January 1, 2013, the beginning of the fiscal reporting period of the Master Portfolio, the pro forma results of operations for the six months ended June 30, 2013, are as follows:

•	Net investment loss: $(8,783,633)
•	Net realized and change in unrealized gain/loss on investments: $585,586,411
•	Net increase/decrease in net assets resulting from operations: $576,802,778

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Master Portfolio that have been included in the Master Portfolio’s Statement of Operations since April 22, 2013.

Reorganization costs incurred in connection with the reorganization were expensed by the Master Portfolio and reimbursed by BFA.

2. Significant Accounting Policies:

The Master Portfolio’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates. The following is a summary of the significant accounting policies followed by the Master Portfolio:

Valuation: US GAAP defines fair value as the price the Master Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master Portfolio determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees of MIP (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Master Portfolio for all financial instruments.

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Financial futures contracts traded on exchanges are valued at their last sale price. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

BLACKROCK S&P 500 STOCK FUND	JUNE 30, 2013	29

Notes to Financial Statements (continued)	S&P 500 Stock Master Portfolio

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that the Master Portfolio might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deem relevant consistent with the principles of fair value measurement which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and adjust for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Master Portfolio’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Master Portfolio either deliver collateral or segregate assets in connection with certain investments (e.g., financial futures contracts), the Master Portfolio will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, the Master Portfolio engaging in such transactions may have requirements to deliver/deposit securities to/with an exchange or broker-dealer as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Master Portfolio is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Income Taxes: The Master Portfolio is classified as a partnership for federal income tax purposes. As such, each investor in the Master Portfolio is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no federal income tax provision is required. It is intended that the Master Portfolio’s assets will be managed so an investor in the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Master Portfolio files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Master Portfolio’s US federal tax returns remains open for each of the four years ended December 31, 2012. The statutes of limitations on the Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to the Master Portfolio are charged to the Master Portfolio. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

3. Securities and Other Investments:

Preferred Stock: The Master Portfolio may invest in preferred stock. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk,

30	BLACKROCK S&P 500 STOCK FUND	JUNE 30, 2013

Notes to Financial Statements (continued)	S&P 500 Stock Master Portfolio

while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Short Sales: The Master Portfolio may enter into short sale transactions in which the Master Portfolio sells a security it does not hold in anticipation of a decline in the market price of that security. When the Master Portfolio makes a short sale, it will borrow the security sold short and deliver the security to the counterparty to which it sold the security short. An amount equal to the proceeds received by the Master Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Master Portfolio is required to repay the counterparty any dividends received on the security sold short, which is shown as dividend expense in the Statement of Operations. The Master Portfolio may pay a fee on the assets borrowed from the counterparty, which is shown as stock loan fees in the Statement of Operations. The Master Portfolio maintains a segregated account of securities or deposits cash with the broker-dealer as collateral for the short sales. The Master Portfolio may receive interest on the cash collateral deposited with the broker-dealer. The Master Portfolio is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase. A gain, limited to the price at which the Master Portfolio sold the security short, or a loss, unlimited as to the dollar amount, will be recognized upon the termination of a short sale if the market price is either less than or greater than the proceeds originally received. There is no assurance the Master Portfolio will be able to close out a short position at a particular time or at an acceptable price.

Securities Lending: The Master Portfolio may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash, securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral. The initial collateral received by the Master Portfolio has a value of at least 102% of the current value of the loaned securities for securities traded on US exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Master Portfolio and any additional required collateral is delivered to the Master Portfolio on the next business day.

Securities lending income, as disclosed in the Statement of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Master Portfolio earns dividend or interest income on the securities loaned but does not receive interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan and the value of the related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value, and collateral on securities loaned at value, respectively. The cash collateral invested by the securities lending agent, BlackRock Institutional Trust Company, N.A. (“BTC”), is disclosed in the Schedule of Investments.

Master Securities Lending Agreements (“MSLA”) provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Master Portfolio, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. Under the MSLA, the Master Portfolio can reinvest cash collateral, or, upon an event of default, resell or repledge the collateral, and the borrower can resell or repledge the loaned securities.

The following table is a summary of the Master Portfolio’s open securities lending agreements by counterparty which are subject to offset under a MSLA as of June 30, 2013:

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Barclays Capital, Inc.	$2,624,917	$(2,624,917)	—
BNP Paribas Prime Brokerage, Inc.	184,745	(184,745)	—
Citigroup Global Markets, Inc.	6,772,737	(6,772,737)	—
Credit Suisse Securities (USA) LLC	347,255	(347,255)	—
Deutsche Bank Securities, Inc.	3,031,119	(3,031,119)	—
Goldman Sachs & Co.	30,016,904	(30,016,904)	—
Jefferies LLC	2,406,332	(2,406,332)	—
JPMorgan Clearing Corp.	10,248,556	(10,248,556)	—
Merrill Lynch, Pierce, Fenner & Smith Inc.	19,457,855	(19,457,855)	—
Morgan Stanley & Co. LLC	1,249,885	(1,249,885)	—
National Financial Services LLC	3,944,360	(3,944,360)	—
State Street Corp.	5,122,864	(5,122,864)	—
Timber Hill LLC	1,854,873	(1,854,873)	—
UBS Securities LLC	9,820,135	(9,820,135)	—

Total	$97,082,537	$(97,082,537)	—

[1]

Excess of collateral received from the individual counterparty is not shown for financial reporting purposes. Collateral with a value of $99,643,557 has been received in connection with securities lending transactions.

BLACKROCK S&P 500 STOCK FUND	JUNE 30, 2013	31

Notes to Financial Statements (continued)	S&P 500 Stock Master Portfolio

The risks of securities lending also include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate this risk, the Master Portfolio benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities lent. The Master Portfolio also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. During the six months ended June 30, 2013, any securities on loan were collateralized by cash.

4. Derivative Financial Instruments:

The Master Portfolio engages in various portfolio investment strategies using derivative contracts both to increase the return of the Master Portfolio and/or to economically hedge, or protect, its exposure to certain risks such as equity risks. These contracts may be transacted on an exchange.

Financial Futures Contracts: The Master Portfolio purchases or sells financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in the value of equity securities (equity risk). Financial futures contracts are agreements between the Master Portfolio and counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Upon entering into a financial futures contract, the Master Portfolio is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Master Portfolio as unrealized appreciation or depreciation. When the contract is closed, the Master Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

The following is a summary of the Master Portfolio’s derivative financial instruments categorized by risk exposure:

Fair Values of Derivative Financial Instruments as of June 30, 2013
	Derivative Liabilities
	Statement of Assets and Liabilities Location		Value
Equity contracts	Net unrealized appreciation/ depreciation	[1]	$450,962

[1]

Includes cumulative appreciation/depreciation on financial futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Financial Instruments in the Statement of Operations Six Months Ended June 30, 2013
Net Realized Gain (Loss) From
Equity contracts:
Financial futures contracts	$11,345,478

Net Change in Unrealized Appreciation/Depreciation on
Equity contracts:
Financial futures contracts	$(842,600)

For the six months ended June 30, 2013, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average number of contracts purchased	404
Average notional value of contracts purchased	$31,566,540

Counterparty Credit Risk: A derivative contract may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With futures, there is less counterparty credit risk to the Master Portfolio since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Master Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange traded futures with respect to initial and variation margin that is held in a broker’s customer accounts. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, typically the shortfall will be allocated on a pro rata basis across all the broker’s customers, potentially resulting in losses to the Master Portfolio.

32	BLACKROCK S&P 500 STOCK FUND	JUNE 30, 2013

Notes to Financial Statements (continued)	S&P 500 Stock Master Portfolio

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

MIP, on behalf of the Master Portfolio, entered into an Investment Advisory Agreement (the “Investment Advisory Agreement”) with BFA, the Master Portfolio’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory services. BFA is responsible for the management of the Master Portfolio’s investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Master Portfolio. For such services, the Master Portfolio pays BFA a monthly fee based on a percentage of the Master Portfolio’s average daily net assets at an annual rate of 0.05%.

MIP entered into an Administration Agreement with BlackRock Advisors, LLC (“BAL”), which has agreed to provide general administration services (other than investment advice and related portfolio activities). BAL may delegate certain of its administration duties to sub-administrators. BAL, in consideration thereof, has agreed to bear all of the Master Portfolio’s and MIP’s ordinary operating expenses excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the Master Portfolio.

BAL is not entitled to compensation for providing administration services to the Master Portfolio, for so long as BAL is entitled to compensation for providing administration services to corresponding feeder funds that invest substantially all of their assets in the Master Portfolio, or BAL (or an affiliate) receives investment advisory fees from the Master Portfolio.

The fees and expenses of MIP’s trustees who are not “interested persons” of MIP, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and MIP’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Master Portfolio. BFA has contractually agreed to cap the expenses of the Master Portfolio at the rate at which the Master Portfolio pays an advisory fee to BFA by providing an offsetting credit against the investment advisory fees paid by the Master Portfolio in an amount equal to the independent expenses. This contractual waiver is effective through April 30, 2014. The amount of the waiver, if any, is shown as fees waived in the Statement of Operations.

MIP, on behalf of the Master Portfolio, received an exemptive order from the SEC permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BTC, an affiliate of BFA as the securities lending agent. BTC may, on behalf of the Master Portfolio, invest cash collateral received by the Master Portfolio for such loans, in a private investment company managed by the BFA or in registered money market funds advised by the Manager or its affiliates. The market value of securities on loan and the value of the related collateral, if applicable, is shown in the Statement of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BTC, if any, is disclosed in the Schedule of Investments. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of rebates paid to, or fees paid by, borrowers of securities. The Master Portfolio retains 65% of securities lending income and pays a fee to BTC equal to 35% of such income. The Master Portfolio benefits from a borrower default indemnity provided by BlackRock. As securities lending agent, BTC bears all operational costs directly related to securities lending as well as the cost of borrower default indemnification. BTC does not receive any fees for managing the cash collateral. The share of income earned by the Master Portfolio is shown as securities lending — affiliated — net in the Statement of Operations. For the six months ended June 30, 2013, BTC received $82,762 in securities lending agent fees related to securities lending activities for the Master Portfolio.

Certain officers and/or trustees of MIP are officers and/or directors of BlackRock or its affiliates.

The Master Portfolio may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the six months ended June 30, 2013, the purchase and sale transactions from an affiliated fund in compliance with Rule 17a-7 of the 1940 Act were as follows:

Purchases	$18,872,215
Sales	$3,526,900

6. Purchases and Sales:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2013, were $267,138,826 and $68,431,854, respectively.

7. Bank Borrowings:

The Master Portfolio, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $800 million credit agreement with a group of lenders, under which the Master Portfolio may borrow to fund shareholder redemptions. The agreement expires in April 2014. Excluding commitments designated for a certain individual fund, other Participating Funds, including the Master Portfolio, can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following

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Notes to Financial Statements (concluded)	S&P 500 Stock Master Portfolio

terms: a fee of 0.065% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. Participating Funds paid administration and arrangement fees, which, along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. The Master Portfolio did not borrow under the credit agreement during the six months ended June 30, 2013.

8. Market and Credit Risk:

In the normal course of business, the Master Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Master Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Master Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Master Portfolio may be exposed to counterparty credit risk, or the risk that an entity with which the Master Portfolio has unsettled or open transactions may fail to or be unable to perform on its commitments. The Master Portfolio manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master Portfolio to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master Portfolio’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Master Portfolio.

9. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Master Portfolio through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

34	BLACKROCK S&P 500 STOCK FUND	JUNE 30, 2013

Disclosure of Investment Advisory Agreement

The Board of Trustees of Master Investment Portfolio (the “Master Fund”) met in person on April 11, 2013 (the “April Meeting”) and May 21-22, 2013 (the “May Meeting”) to consider the approval of the Master Fund’s investment advisory agreement (the “Agreement”) with BlackRock Fund Advisors (“BlackRock”), the Master Fund’s investment advisor, on behalf of S&P 500 Stock Master Portfolio (the “Master Portfolio”), a series of the Master Fund. BlackRock S&P 500 Stock Fund (the “Portfolio”), a series of BlackRock Funds III (the “Fund”), is a “feeder” fund that invests all of its investable assets in the Master Portfolio. Accordingly, the Board of Trustees of the Fund also considered the approval of the Agreement with respect to the Master Portfolio. For simplicity, (a) the Board of Trustees of the Master Fund and the Board of Trustees of the Fund are referred to herein collectively as the “Board,” and the members are referred to as “Board Members,” and (b) the shareholders of the Portfolio and the interest holders of the Master Portfolio are referred to as “shareholders.”

Activities and Composition of the Board

The Board consists of fourteen individuals, twelve of whom are not “interested persons” of the Master Fund or the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Master Fund or the Fund, as pertinent, and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Co-Chairs of the Board are each Independent Board Members. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreement

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreement on an annual basis. The Board has four quarterly meetings per year, each extending over two days, and a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreement. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Master Portfolio and the Portfolio by BlackRock, its personnel and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services, risk oversight, compliance and assistance in meeting applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to the Master Portfolio, the Portfolio and their shareholders. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year and/or since inception periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over performance or underperformance against its peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Master Portfolio and/or the Portfolio for services, such as marketing and distribution, call center and fund accounting; (c) the Master Portfolio’s and/or the Portfolio’s operating expenses and how BlackRock allocates expenses to the Master Portfolio and the Portfolio; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Master Portfolio’s and the Portfolio’s investment objective, policies and restrictions; (e) the Master Fund’s and the Fund’s compliance with its respective Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Master Fund’s and/or the Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment objectives across the open-end fund, exchange-traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

The Board has engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. In addition, the Board requested and BlackRock provided an analysis of fair valuation and stale pricing policies. BlackRock also furnished information to the Board in response to specific questions. These questions covered issues such as BlackRock’s profitability, investment performance and management fee levels. The Board further considered the importance of: (i) organizational and structural variables to investment performance; (ii) rates of portfolio turnover; (iii) BlackRock’s performance accountability for portfolio managers; (iv) marketing support for the funds; (v) services provided to the Master Portfolio and the Portfolio by BlackRock affiliates; and (vi) BlackRock’s oversight of relationships with third party service providers.

BLACKROCK S&P 500 STOCK FUND	JUNE 30, 2013	35

Disclosure of Investment Advisory Agreement (continued)

Board Considerations in Approving the Agreement

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreement. The Board is engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on fees and expenses of the Master Portfolio and the Portfolio, as applicable, as compared with a peer group of funds as determined by Lipper (“Expense Peers”) and the investment performance of the Portfolio as compared with a peer group of funds as determined by Lipper,1 as well as the gross investment performance of the Portfolio as compared with its benchmark; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by the Master Portfolio and/or the Portfolio to BlackRock; (g) sales and redemption data regarding the Portfolio’s shares; and (h) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreement. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board of the Master Fund, including the Independent Board Members, unanimously approved the continuation of the Agreement between BlackRock and the Master Fund with respect to the Master Portfolio for a one-year term ending June 30, 2014. The Board of the Fund, including the Independent Board Members, also considered the continuation of the Agreement with respect to the Master Portfolio and found the Agreement to be satisfactory. In approving the continuation of the Agreement, the Board of the Master Fund considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Master Portfolio, the Portfolio and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Master Portfolio and the Portfolio; (d) the Fund’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance comparison as previously discussed; (e) economies of scale;

(f) fall-out benefits to BlackRock as a result of its relationship with the Master Portfolio and the Portfolio; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Portfolio shares and securities lending, services related to the valuation and pricing of portfolio holdings of the Master Portfolio, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Master Portfolio and the Portfolio and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Portfolio. Throughout the year, the Board compared the Portfolio’s performance to the performance of a comparable group of mutual funds and/or the performance of a relevant benchmark, if any. The Board met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by the Master Portfolio’s portfolio management team discussing the Master Portfolio’s performance and the Master Portfolio’s investment objective, strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Master Portfolio’s portfolio management team; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to the Master Portfolio’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to the Master Portfolio and the Portfolio. BlackRock and its affiliates provide the Master Portfolio and the Portfolio with certain administrative, shareholder and other services (in addition to any such services provided to the Master Portfolio and the Portfolio by third parties) and officers and other personnel as are necessary for the operations of the Master Portfolio and the Portfolio. In particular, BlackRock and its affiliates

[1]	Lipper ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

36	BLACKROCK S&P 500 STOCK FUND	JUNE 30, 2013

Disclosure of Investment Advisory Agreement (continued)

provide the Master Portfolio and the Portfolio with the following administrative services, including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) assisting with daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; (vi) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger or consolidation of certain open-end funds; and (vii) performing other administrative functions necessary for the operation of the Master Portfolio and the Portfolio, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Master Portfolio, the Portfolio and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Master Portfolio and the Portfolio, as applicable. The Board noted that the Portfolio’s investment results correspond directly to the investment results of the Master Portfolio. In preparation for the April Meeting, the Board worked with its independent legal counsel, BlackRock and Lipper to develop a template for, and was provided with, reports independently prepared by Lipper, which included a comprehensive analysis of the Portfolio’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of the Portfolio as compared to other funds in its applicable Lipper category and the gross investment performance of the Portfolio as compared with its benchmark. The Board was provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review its methodology. The Board and its Performance Oversight and Contract Committee regularly review, and meet with Master Portfolio management to discuss, the performance of the Master Portfolio and the Portfolio, as applicable, throughout the year.

The Board noted that the Portfolio’s gross performance (before expenses and fees), as agreed upon by the Board, was within tolerance of its benchmark during the one- and three-year periods reported, but was out of tolerance of its benchmark during the five-year period reported. BlackRock believes that gross performance relative to the benchmark is an appropriate performance metric for the Portfolio.

The Board noted that BlackRock has recently made, and continues to make, changes to the organization of BlackRock’s overall portfolio management structure designed to result in strengthened leadership teams.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Master Portfolio and the Portfolio: The Board, including the Independent Board Members, reviewed the Master Portfolio’s contractual advisory fee rate compared with the other funds in the Portfolio’s Lipper category. The contractual advisory fee rate is shown before taking into account any reimbursements or fee waivers. The Board also compared the Portfolio’s total net operating expense ratio, as well as the Master Portfolio’s actual advisory fee rate, to those of other funds in the Portfolio’s Lipper category. The total net operating expense ratio and actual management fee rate both give effect to any expense reimbursements or fee waivers that benefit the funds. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Master Portfolio and the Portfolio. The Board reviewed BlackRock’s profitability with respect to the Master Portfolio and the Portfolio, as applicable, and other funds the Board currently oversees for the year ended December 31, 2012 compared to available aggregate profitability data provided for the two prior years. The Board reviewed BlackRock’s profitability with respect to certain other fund complexes managed by BlackRock and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by BlackRock, the types of funds managed, precision of expense allocations and business mix. As a result, comparing profitability is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management and the relative product mix.

In addition, the Board considered the cost of the services provided to the Master Portfolio and the Portfolio by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Master Portfolio and the Portfolio and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed

BLACKROCK S&P 500 STOCK FUND	JUNE 30, 2013	37

Disclosure of Investment Advisory Agreement (concluded)

BlackRock’s methodology in allocating its costs to the management of the Master Portfolio and the Portfolio. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board.

The Board noted that the Master Portfolio’s contractual advisory fee rate ranked in the first quartile relative to the Portfolio’s Expense Peers. The Board noted that BlackRock and its affiliates have contractually agreed to reimburse or otherwise compensate the Master Portfolio/Portfolio for the fees and expenses of the Independent Board Members, counsel to the Independent Board Members and the Master Portfolio’s/Portfolio’s independent registered public accounting firm.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Master Portfolio and the Portfolio increase, as well as the existence of expense caps, as applicable. The Board also considered the extent to which the Master Portfolio and the Portfolio benefit from such economies and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Master Portfolio and the Portfolio to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the asset level of the Master Portfolio. In its consideration, the Board took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Master Portfolio and the Portfolio, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Master Portfolio and the Portfolio, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that it had considered the investment by BlackRock’s funds in ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Portfolio shares if they believe that the Portfolio’s and/or the Master Portfolio’s fees and expenses are too high or if they are dissatisfied with the performance of the Portfolio.

Conclusion

The Board of the Master Fund, including the Independent Board Members, unanimously approved the continuation of the Agreement between BlackRock and the Master Fund with respect to the Master Portfolio for a one-year term ending June 30, 2014. Based upon its evaluation of all of the aforementioned factors in their totality, the Board of the Master Fund, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of the Master Portfolio and its shareholders. The Board of the Fund, including the Independent Board Members, also considered the continuation of the Agreement with respect to the Master Portfolio and found the Agreement to be satisfactory. In arriving at its decision to approve the Agreement, the Board of the Master Fund did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Master Portfolio reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

38	BLACKROCK S&P 500 STOCK FUND	JUNE 30, 2013

Officers and Trustees

Ronald W. Forbes, Co-Chairman of the Board and Trustee

Rodney D. Johnson, Co-Chairman of the Board and Trustee

Paul L. Audet, Trustee

David O. Beim, Trustee

Henry Gabbay, Trustee

Dr. Matina S. Horner, Trustee

Herbert I. London, Trustee

Ian A. MacKinnon, Trustee

Cynthia A. Montgomery, Trustee

Joseph P. Platt, Trustee

Robert C. Robb, Jr., Trustee

Toby Rosenblatt, Trustee

Kenneth L. Urish, Trustee

Frederick W. Winter, Trustee

John M. Perlowski, President and Chief Executive Officer

Richard Hoerner, CFA, Vice President

Brendan Kyne, Vice President

Christopher Stavrakos, CFA, Vice President

Neal Andrews, Chief Financial Officer

Jay Fife, Treasurer

Brian Kindelan, Chief Compliance Officer and Anti-Money

Laundering Officer

Benjamin Archibald, Secretary

Investment Advisor

BlackRock Fund Advisors

San Francisco, CA 94105

Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Custodian and Accounting Agent

State Street Bank and Trust Company

Boston, MA 02110

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, NY 10017

Address of the Trust

400 Howard Street

San Francisco, CA 94105

BLACKROCK S&P 500 STOCK FUND	JUNE 30, 2013	39

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1)	Access the BlackRock website at http://www.blackrock.com/edelivery
2)	Select “eDelivery” under the “More Information” section
3)	Log into your account

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund/Master Portfolio file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s/Master Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s/Master Portfolio’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund/Master Portfolio use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund/Master Portfolio voted proxies relating to securities held in the Fund’s/Master Portfolio’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

40	BLACKROCK S&P 500 STOCK FUND	JUNE 30, 2013

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK S&P 500 STOCK FUND	JUNE 30, 2013	41

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock ACWI ex-US Index Fund

BlackRock All-Cap Energy & Resources Portfolio

BlackRock Basic Value Fund

BlackRock Capital Appreciation Fund

BlackRock Commodity Strategies Fund

BlackRock Disciplined Small Cap Core Fund

BlackRock Emerging Markets Fund

BlackRock Emerging Markets Dividend Fund

BlackRock Emerging Markets Long/Short Equity Fund

BlackRock Energy & Resources Portfolio

BlackRock Equity Dividend Fund

BlackRock EuroFund

BlackRock Flexible Equity Fund

BlackRock Focus Growth Fund

BlackRock Global Dividend Income Portfolio

BlackRock Global Long/Short Equity Fund

BlackRock Global Opportunities Portfolio

BlackRock Global SmallCap Fund

BlackRock Health Sciences Opportunities Portfolio

BlackRock India Fund

BlackRock International Fund

BlackRock International Index Fund

BlackRock International Opportunities Portfolio

BlackRock Large Cap Core Fund

BlackRock Large Cap Core Plus Fund

BlackRock Large Cap Growth Fund

BlackRock Large Cap Value Fund

BlackRock Latin America Fund

BlackRock Long-Horizon Equity Fund

BlackRock Mid-Cap Growth Equity Portfolio

BlackRock Mid Cap Value Opportunities Fund

BlackRock Natural Resources Trust

BlackRock Pacific Fund

BlackRock Real Estate Securities Fund

BlackRock Russell 1000 Index Fund

BlackRock Science & Technology Opportunities Portfolio

BlackRock Small Cap Growth Equity Portfolio

BlackRock Small Cap Growth Fund II

BlackRock Small Cap Index Fund

BlackRock S&P 500 Stock Fund

BlackRock U.S. Opportunities Portfolio

BlackRock Value Opportunities Fund

BlackRock World Gold Fund

Taxable Fixed Income Funds

BlackRock Bond Index Fund

BlackRock Core Bond Portfolio

BlackRock CoreAlpha Bond Fund

BlackRock Emerging Market Local Debt Portfolio

BlackRock Floating Rate Income Portfolio

BlackRock Global Long/Short Credit Fund

BlackRock GNMA Portfolio

BlackRock High Yield Bond Portfolio

BlackRock Inflation Protected Bond Portfolio

BlackRock International Bond Portfolio

BlackRock Investment Grade Bond Portfolio

BlackRock Low Duration Bond Portfolio

BlackRock Secured Credit Portfolio

BlackRock Short Obligations Fund

BlackRock Short-Term Treasury Fund

BlackRock Strategic Income Opportunities Portfolio

BlackRock Total Return Fund

BlackRock U.S. Government Bond Portfolio

BlackRock U.S. Mortgage Portfolio

BlackRock Ultra-Short Obligations Fund

BlackRock World Income Fund

Municipal Fixed Income Funds

BlackRock California Municipal Bond Fund

BlackRock High Yield Municipal Fund

BlackRock Intermediate Municipal Fund

BlackRock National Municipal Fund

BlackRock New Jersey Municipal Bond Fund

BlackRock New York Municipal Bond Fund

BlackRock Pennsylvania Municipal Bond Fund

BlackRock Short-Term Municipal Fund

Mixed Asset Funds

BlackRock Balanced Capital Fund	LifePath Active Portfolios		LifePath Index Portfolios
BlackRock Emerging Market Allocation Portfolio	2015	2040	Retirement	2040
BlackRock Global Allocation Fund	2020	2045	2020	2045
BlackRock Managed Volatility Portfolio	2025	2050	2025	2050
BlackRock Multi-Asset Income Portfolio	2030	2055	2030	2055
BlackRock Multi-Asset Real Return Fund	2035		2035
BlackRock Strategic Risk Allocation Fund

BlackRock Prepared Portfolios	LifePath Portfolios
Conservative Prepared Portfolio	Retirement	2040
Moderate Prepared Portfolio	2020	2045
Growth Prepared Portfolio	2025	2050
Aggressive Growth Prepared Portfolio	2030	2055
	2035

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

42	BLACKROCK S&P 500 STOCK FUND	JUNE 30, 2013

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

SPSF-6/13-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments
(a) The registrants’ Schedules of Investments are included as part of the Report to Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrants’ principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrants’ disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrants’ internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrants’ internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

3

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, each registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds III and Master Investment Portfolio

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds III and Master Investment Portfolio

Date:	August 29, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of each registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds III and Master Investment Portfolio

Date:	August 29, 2013

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Funds III and Master Investment Portfolio

Date:	August 29, 2013

4